UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John C. Bjork, Assistant Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7005 Date of fiscal year end: October 31
Date of reporting period:  April 29, 2005


Item 1. Report to Stockholders
-------------------------------

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Thrivent Series Fund, Inc.

Semiannual Report
April 29, 2005


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23459SAR     R6-05

Table of Contents

President's Letter                                       1

Economic and Market Review                               2

Portfolio Perspectives
Thrivent Technology Fund                                 4
Thrivent Partner Small Cap Value Fund                    6
Thrivent Small Cap Stock Fund                            8
Thrivent Small Cap Index Fund                           10
Thrivent Mid Cap Growth Fund                            12
Thrivent Mid Cap Stock Fund                             14
Thrivent Mid Cap Index Fund                             16
Thrivent Mid Cap Index Fund-I                           18
Thrivent Partner International Stock Fund               20
Thrivent Large Cap Growth Fund                          22
Thrivent Large Cap Value Fund                           24
Thrivent Large Cap Stock Fund                           26
Thrivent Large Cap Index Fund                           28
Thrivent Large Cap Index Fund-I                         30
Thrivent Balanced Fund                                  32
Thrivent High Yield Fund                                34
Thrivent High Yield Fund II                             36
Thrivent Municipal Bond Fund                            38
Thrivent Income Fund                                    40
Thrivent Core Bond Fund                                 42
Thrivent Bond Index Fund-I                              44
Thrivent Limited Maturity Bond Fund                     46
Thrivent Money Market Fund                              48

Schedules of Investments
Thrivent Technology Fund                                55
Thrivent Partner Small Cap Value Fund                   58
Thrivent Small Cap Stock Fund                           61
Thrivent Small Cap Index Fund                           65
Thrivent Mid Cap Growth Fund                            73
Thrivent Mid Cap Stock Fund                             79
Thrivent Mid Cap Index Fund                             82
Thrivent Mid Cap Index Fund-I                           88
Thrivent Partner International Stock Fund               95
Thrivent Large Cap Growth Fund                         100
Thrivent Large Cap Value Fund                          104
Thrivent Large Cap Stock Fund                          107
Thrivent Large Cap Index Fund                          110
Thrivent Large Cap Index Fund-I                        117
Thrivent Balanced Fund                                 124
Thrivent High Yield Fund                               133
Thrivent High Yield Fund II                            142
Thrivent Municipal Bond Fund                           150
Thrivent Income Fund                                   179
Thrivent Core Bond Fund                                185
Thrivent Bond Index Fund-I                             190
Thrivent Limited Maturity Bond Fund                    196
Thrivent Money Market Fund                             202

Statement of Assets and Liabilities                    206

Statement of Operations                                211

Statement of Changes in Net Assets                     216

Notes to Financial Statements                          224

Financial Highlights
Thrivent Technology Fund                               246
Thrivent Partner Small Cap Value Fund                  246
Thrivent Small Cap Stock Fund                          248
Thrivent Small Cap Index Fund                          248
Thrivent Mid Cap Growth Fund                           250
Thrivent Mid Cap Stock Fund                            250
Thrivent Mid Cap Index Fund                            252
Thrivent Mid Cap Index Fund-I                          252
Thrivent Partner International Stock Fund              252
Thrivent Large Cap Growth Fund                         254
Thrivent Large Cap Value Fund                          254
Thrivent Large Cap Stock Fund                          256
Thrivent Large Cap Index Fund                          256
Thrivent Large Cap Index Fund-I                        256
Thrivent Balanced Fund                                 258
Thrivent High Yield Fund                               258
Thrivent High Yield Fund II                            260
Thrivent Municipal Bond Fund                           260
Thrivent Income Fund                                   262
Thrivent Core Bond Fund                                262
Thrivent Bond Index Fund-I                             264
Thrivent Limited Maturity Bond Fund                    264
Thrivent Money Market Fund                             266

Additional Information                                 268

Supplements to the Prospectus                          274


[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the Thrivent Mutual Funds Semiannual Report for the six-month period ended April 29, 2005. In this report, you will find detailed information about the Thrivent Mutual Funds, including summaries prepared by each portfolio manager on his or her performance and management strategies for the applicable Fund and period. In addition, Russell Swansen, Thrivent Investment Management's chief investment officer, summarizes the overall market and economic environment over the past six months.

In previous letters, I have emphasized our commitment to operating with integrity, delivering consistent, long-term performance, and providing members with enhanced product offerings. Consistent with these goals is our introduction of seven new investment options within the Thrivent Mutual Funds this June 2005*, which are designed to help you advance your investment strategy through added diversification and refined asset allocation.

Smart, simple investment solutions

We understand the importance of designing products around members' needs, affordability, relevancy and long-term value. It's our pleasure to introduce four new Thrivent Asset Allocation Funds that provide simple investment solutions with the added benefits of time-tested principles, such as allocation, diversification and reallocation -- all within in a single fund and catered to individual goals.

Thrivent Asset Allocation Funds include...

* Thrivent Aggressive Allocation Fund

* Thrivent Moderately Aggressive Allocation Fund

* Thrivent Moderate Allocation Fund

* Thrivent Moderately Conservative Allocation Fund

Each Fund invests in other Thrivent Mutual Funds and represents a wide variety of asset classes, investment styles and money managers. The Funds undergo quarterly analysis and oversight provided by a group of seasoned investment professionals on the Thrivent Investment Strategy Committee. The Funds' asset class weightings and allocations are evaluated quarterly and adjusted as needed, based on the Committee's market assessment and outlook.

A well-known study titled "Determinants of Portfolio Performance" by Brinson, Hood and Beebower** indicated that a portfolio's performance depends considerably more on asset allocation (that is, how assets are divided) and less on the individual investment selected. Specifically, asset allocation accounted for 93.6% of the studied portfolio's performance versus 2.5% from investment selection and 1.7% from market timing. And the investment industry at large seems to agree that asset allocation is of major importance to investors -- in the past four years, the number of asset allocation funds has doubled and assets are up 123%***.

Three Additional Thrivent Mutual Funds

In addition to the asset allocation funds, we are introducing three more mutual funds: Thrivent Partner Small Cap Growth Fund, Thrivent Partner Mid Cap Value Fund and Thrivent Real Estate Securities Fund. These funds provide you and your Thrivent Investment Management representative with additional niche investment offerings and opportunities for greater diversification. The Thrivent Partner Small Cap Growth Fund will be sub-advised by Turner Investment Partners, Inc. and Westcap Investors, LLC, and the Thrivent Partner Mid Cap Value Fund will be sub-advised by Goldman Sachs Asset Management, L.P. The Thrivent Real Estate Securities Fund will be internally advised by Thrivent Investment Management.

Learn more, revisit your strategy

Ask your Thrivent Investment Management representative about the upcoming seven new Thrivent Mutual Funds and an updated review of your investment strategy. As always, thank you for continuing to turn to us for your financial solutions. We very much value your business.

Yours sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds

  * Please consider the investment objectives, risks and charges and expenses of each of the seven new Thrivent Mutual Funds carefully before investing in any of the Funds. This and other information regarding the seven new Thrivent Mutual Funds can be found in the Fund Prospectus, which investors should read carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

 ** Study by Gary P. Brinson, L. Randolph Hood and Gilbert L. Beebower,
    "Determinants of Portfolio Performance," Financial Analysts Journal, January/February 1995. The study analyzed data from 91 large corporate pension plans with assets of at least $100 million over a 10-year period beginning in 1974 and concluded that asset allocation policy explained an average 93.6% of the variation in total plan return.

*** Strategic Insight and Lipper Analytical Services



[PHOTO OMITTED: RUSSELL W. SWANSEN]

Russell W. Swansen                                     April 29, 2005
Senior Vice President, and
Chief Investment Officer

Economic and Market Review

Investors in U.S. stocks and bonds generally eked out modest returns during the six-month period ended April 29, 2005, as uncertainty about inflation, interest rates and continued economic growth persisted. U.S. equities rallied strongly in late 2004 and then retreated in the first quarter. International stocks generally outperformed their U.S. counterparts. Bonds faced continued Federal Reserve interest rate hikes, but still delivered positive total returns overall.

U.S. Economy

The economy continued to expand at a healthy pace during the period. However, growth slowed modestly to a 3.5% annual rate in the first quarter of 2005, from 3.8% in the fourth quarter of 2004. Some of the slowing in the pace of growth resulted from a sharp rise in energy prices. Acting like a tax, higher energy prices reduce spendable income, which curtails consumer spending and cuts into corporate profits, softening business demand.

The widening U.S. trade deficit and the corresponding decline in the dollar was also a drag on economic growth during the period. During the fourth quarter, the dollar fell to a five-year low against both the euro and the Japanese yen, but rebounded at the end of the first quarter. Like rising energy prices, a falling dollar could spur higher inflation and interest rates, which would likely restrain the economy.

Positive economic news during the period included a rebounding job market (with more than a million new jobs added from November through April), and a continued strong real estate market.

Inflation & Monetary Policy

Inflation pressures picked up in the first four months of 2005 as commodity prices moved higher and the extent to which businesses could pass through higher production costs to finished goods improved. Core inflation (excluding food and energy) rose at a 2.2% year-over-year pace in April, more than double the low of 1.1% in January 2004. The Fed continued its "measured" interest rate hikes -- with four 25 basis point increases during the period. On April 29 the federal funds rate stood at 2.75%. The Fed is expected to continue raising the fed funds rate at a "measured" pace until inflation pressures subside.

Equity Performance

A post-presidential election market bounce in November and December provided most of the stock gains during the period. Investors not only were comforted by a firmer political outlook, they were encouraged by a sharp drop in the price of crude oil, signs of strong economic growth, and a flurry of mergers (Sprint/Nextel, Sears/Kmart, Oracle/Peoplesoft, Johnson/Guidant, Symantec/Veritas, to name a few).

The optimism didn't last long, however. A resurgence in oil prices early in the new year -- which spurred renewed concerns about higher inflation and interest rates -- turned stock prices downward and then into the familiar sideways pattern seen during much of 2004.

While large-cap stocks underperformed small-cap issues during the post-election rally, they held up better later in the period. The S&P 500 Index of U.S. large-cap stocks posted a 3.28% total return during the reporting period, while the Russell 2000 Index of small-cap stocks recorded a -0.11% return.

Investors continued to favor bargain-priced, dividend- paying value stocks over growth stocks, which offer prospects for stronger long-term growth. During the period, the Russell 1000 Value Index returned 6.72% while the Russell 1000 Growth Index registered a 1.14% total return. Value stocks were boosted by strong returns in the energy, materials/processing and utilities sectors; growth stocks were held back by underperformance in the technology and health care sectors.

Foreign stocks generally outperformed domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a 8.95% total return during the period. International markets continued to benefit from attractive relative valuations, low inflation and steady interest rates. While the falling dollar boosted returns on foreign stocks for American investors earlier in the period, this advantage diminished as the dollar rebounded through the spring.


Fixed Income Performance

With the headwind of ongoing Fed interest rate hikes, most bond sectors offered modest total returns during the period. Yields on short-term U.S. Treasury securities rose more than yields on intermediate- and longer-term U.S. Treasury bonds, continuing the "flattening" trend of the yield curve that began in early 2004. Yields on 30-year Treasury bonds ended the period lower while the two-year Treasury yield rose 1.10%.

Longer-duration municipal bonds fared better than many other types of securities in this environment. The Lehman Brothers Municipal Bond Index posted a total return of 1.93% during the period. The riskiest sectors of the bond market performed the worst. Heightened inflation concerns and credit spread widening of large corporate issuers were the two major catalysts causing an investor shift to safety. The Lehman Brothers Aggregate Bond Index of the entire U.S. bond market posted a 0.98% total return during the period.

The high yield sector of the bond market was the hardest hit by investors' renewed emphasis on quality. After a long stretch of solid performance -- possibly to overvalued levels -- the Lehman U.S. High Yield Bond Index registered a 0.08% total return for the period.

Outlook

We believe U.S. economic fundamentals remain positive, and that growth will moderate to a 3.0%-3.5% pace over the remainder of the year. Several factors could threaten this scenario, however, including further spikes in energy prices and inflation overall, more aggressive rate hikes by the Fed, and a sharp decline in the dollar.

We think oil prices have probably peaked for a while and will stabilize or even decline somewhat during the next year or so. Core inflation
(excluding food and energy) is expected to creep higher over the remainder of the year. This will keep the Fed raising short-term rates at a measured pace, which we expect will cease at a fed funds rate of 3.75%.

Our outlook for U.S. stocks is positive as well. However, keep in mind that equity valuations remain higher than the historical average, and that price volatility will continue as investors sort through positive and negative economic signals.

Bond returns will continue to feel the drag of rising rates, and investors will stay sensitive to signs of inflation, a dollar decline or a sputtering economy. With venerable names such as GM and Ford joining the ranks of junk bond issuers, investors may continue their recent "flight to quality" for at least the remainder of the year.

The outlook for the economy and investment markets is uncertain in the months ahead, but that's nothing new. As always, your best strategy is to work with your financial representative to create an investment plan based on your goals, diversify your portfolio, and stay focused on the long term.

[PHOTO OMITTED: JAMES A. GROSSMAN AND MICHAEL MARZOLF]

Thrivent Technology Fund

James A. Grossman (left) and Michael Marzolf (right), Portfolio
Co-Managers

The Thrivent Technology Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

How did the Fund perform during the six-month period ended April 29, 2005?

The Thrivent Technology Fund produced a -4.88% total return, while its peer group of Lipper Inc. Science & Technology Funds produced a -4.57% median return. The Fund's market benchmark, the Goldman Sachs Technology Industry Composite Index, returned -5.57% during the period.

What market conditions were present during the period?

A strong stock rally that occurred in the final months of last year was short lived as the early months of 2005 saw the markets buffeted by resurgent energy prices that ultimately exceeded the high water marks of last year. Steady -- and expected to be persistent -- increases in short-term interest rates, hints of rekindling inflation, and a moderation in economic growth expectations added to the adversity facing the markets.

Cyclical growth segments of the markets were particularly impacted by the shift in investors' expectations to a slower growth, more selective investment environment. While the technology segment has generally improved operating results, the environment remains challenging as excess capacity limits pricing power, and concerns about excessive inventories were exacerbated by the slowdown in economic growth. Fortunately, toward the end of the period, as more information became available, and as some of the uncertainty eased, conditions and sentiment appeared poised to improve.

What factors affected the Fund's performance?

The primary determinant of the Fund's relative performance continues to be stock selection rather than broad sector themes. In particular, in the most recent period, our focus on the higher-quality, more stable and established business models among various industry groups and companies was favorable for the Fund's performance. As an example, a substantial position in Apple Computer meaningfully and favorably impacted returns. Within the weak semiconductor segment, our focus on large, high-quality industry participants like Intel and National Semiconductor aided the Fund's returns.

Negative factors on the Fund's performance were an underweighted stance and stock selection in the software sector (Ariba, Inc, SeeBeyond Tech). In addition, stock selection within the Internet services space limited returns as we held an underweighted stance in some companies that performed well (Cognizant Technologies).

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                                79.9%
Health Care                                            4.5%
Consumer Discretionary                                 2.6%
Telecommunications Services                            1.6%
Industrials                                            0.3%


Top 10 Holdings
(% of Portfolio)

Dell, Inc.                                             4.1%
Apple Computer, Inc.                                   3.6%
Cisco Systems, Inc.                                    3.6%
Microsoft Corporation                                  3.6%
Intel Corporation                                      3.5%
International Business Machines Corporation            2.7%
EMC Corporation                                        2.4%
QUALCOMM, Inc.                                         2.2%
Yahoo!, Inc.                                           2.2%
Oracle Corporation                                     2.0%

Footnote read:
These common stocks represent 29.9% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

In the technology sector, a clearer picture of inventory levels and international demand is beginning to emerge. First quarter earnings reports were generally in-line or better than expected for many of the industry leaders. Additionally, technology companies are finding the competitive landscape to be increasingly polarized between those companies with good products, sustainable business models and financial flexibility, and those without. In the absence of breakthrough technology, purchasers of technology goods and services are trending to established, financially sound companies.

With more data points behind us and fewer question marks ahead, an increasing number of investors will be putting their stakes in the ground. Looking ahead, the Fund will maintain an overweighted stance in storage and hardware, which has shown substantial resilience in the face of adverse conditions. We also are optimistic about semiconductors due, in part, to their link to the hardware market. In addition, opportunities at both ends of the quality spectrum have led us to a barbell approach to the software sector. As we expand our research and investment capabilities, we are opportunistic in reviewing situations beyond those traditionally associated with pure hardware and software technology.

                                           Portfolio Facts
                                        As of April 29,2005

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AATSX               BBTSX               THTIX
Transfer Agent ID                   028                 078                 098
Net Assets                  $40,622,905          $3,523,354          $2,767,166
NAV                               $3.12               $3.00               $3.26
NAV -- High          12/6/2004 -- $3.61  12/6/2004 -- $3.48  12/6/2004 -- $3.76
NAV -- Low+          4/15/2005 -- $3.06  4/15/2005 -- $2.94  4/15/2005 -- $3.19

Number of Holdings: 129                + For the period ended April 29, 2005



             Average Annual Total Returns 2
                 As of April 29,2005
                                                     From
                                                Inception
Class A1                             1-Year      7/1/2000
---------------------------------------------------------
without sales charge                (2.50%)      (21.45%)
with sales charge                   (7.96%)      (22.36%)
                                                     From

                                                Inception
Class B1                             1-Year      7/1/2000
---------------------------------------------------------
without sales charge                (2.91%)      (22.08%)
with sales charge                   (6.80%)      (22.25%)
                                                     From

                                                Inception
Institutional Class                  1-Year      7/1/2000
---------------------------------------------------------
Net Asset Value                     (1.81%)      (20.73%)



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                                          Goldman
                                            Sachs
                                       Technology
                                         Industry      Consumer
                         Technology     Composite         Price
    Date                       Fund      Index***       Index**
----------------------------------------------------------------
         July 1, 2000         9,450        10,000        10,000
                 2000         9,148         9,440        10,017
                 2000        10,792        10,668        10,029
                 2000         9,497         8,940        10,081
                 2000         8,410         8,265        10,099
                 2000         6,048         6,372        10,104
                 2000         5,963         5,826        10,099
                 2001         6,653         6,782        10,163
                 2001         4,697         4,902        10,203
                 2001         3,922         4,221        10,226
                 2001         4,848         5,027        10,267
                 2001         4,630         4,827        10,313
                 2001         4,678         4,840        10,331
                 2001         4,215         4,495        10,302
                 2001         3,648         3,910        10,302
                 2001         2,835         3,119        10,348
                 2001         3,279         3,620        10,313
                 2001         3,789         4,237        10,296
                 2001         3,752         4,163        10,255
                 2002         3,686         4,158        10,279
                 2002         3,147         3,603        10,319
                 2002         3,383         3,859        10,377
                 2002         2,977         3,386        10,435
                 2002         2,816         3,248        10,435
                 2002         2,419         2,789        10,441
                 2002         2,174         2,507        10,453
                 2002         2,117         2,474        10,488
                 2002         1,767         2,033        10,505
                 2002         2,126         2,477        10,531
                 2002         2,504         2,911        10,531
                 2002         2,136         2,486        10,508
                 2003         2,136         2,464        10,554
                 2003         2,174         2,502        10,636
                 2003         2,145         2,474        10,700
                 2003         2,363         2,732        10,676
                 2003         2,608         3,037        10,659
                 2003         2,618         3,029        10,671
                 2003         2,769         3,203        10,682
                 2003         2,920         3,424        10,723
                 2003         2,844         3,374        10,758
                 2003         3,119         3,704        10,746
                 2003         3,166         3,775        10,717
                 2003         3,241         3,834        10,705
                 2004         3,364         4,014        10,758
                 2004         3,317         3,900        10,816
                 2004         3,232         3,792        10,885
                 2004         3,024         3,571        10,920
                 2004         3,166         3,769        10,984
                 2004         3,251         3,862        11,019
                 2004         2,920         3,496        11,002
                 2004         2,816         3,322        11,007
                 2004         2,930         3,437        11,031
                 2004         3,100         3,619        11,089
                 2004         3,279         3,823        11,095
                 2004         3,374         3,945        11,054
                 2005         3,166         3,684        11,077
                 2005         3,213         3,691        11,141
                 2005         3,109         3,602        11,228
       April 29, 2005        $2,948        $3,418       $11,304

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and Goldman Sachs Technology Industry Composite Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.



[GRAPHIC OMITTED: T. ROWE PRICE]

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.

The Thrivent Partner Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

How did the Fund perform during the six-month period ended April 29, 2005?

After starting the reporting period on a strong note, small-capitalization stocks and the Thrivent Partner Small Cap Value Fund struggled toward the end of the six months. The Fund posted a return of 0.17% over the period, falling short of the median return of 3.31% for its peer group, as represented by the Lipper Small Cap Value Funds Category. The Fund also underperformed its benchmark, the Russell 2000 Value Index, which gained 1.52% over the same time frame.

What market conditions were present during the period?

During the six-month reporting period, stocks advanced modestly, albeit in an uneven fashion. The first four months of the period produced solid results followed by a more difficult environment in March and April. Small-cap stocks, which had been handily outperforming their large-cap counterparts, saw a significant pullback on both an absolute and relative basis as investors became more cautious late in the first quarter of 2005. The combination of higher oil prices, rising interest rates and a slowing economy shook consumer confidence and shifted investors' focus to more conservative investment alternatives.

Within the small-cap value segment, the energy sector provided the highest absolute and relative returns. Oil prices advanced strongly during the early part of 2005 reflecting continued short-term supply issues. Also, three sectors that are generally considered more defensive -- utilities, consumer staples and health care -- provided above-average results. Economically sensitive segments of the market came under pressure as perceptions of supply shortfalls of basic commodities appeared to be overstated and major economies showed signs of slower growth in 2005. Finally, as investor's appetite for risk diminished, higher-quality companies tended to provide superior performance compared to their lower-quality counterparts.

What factors affected the Fund's performance?

Individual stock selection was the largest source of the Fund's underperformance versus both the benchmark and its peers during the six-month period. In particular, the Fund's holdings in the industrials, materials, health care and consumer discretionary sectors underperformed both the Lipper group and the broader market. Specifically, weakness in our retail positions like discount chain Fred's and specialty retail stores such as Hancock Fabrics and Haverty Furniture limited the Fund's returns. Fund holdings in the media segment also detracted from its performance. Two positions in biotechnology -- Diversa and Exelixis -- also underperformed their group and the broader market. The stock prices of precious metals company Stillwater Mining and steel producer Gibraltar Industries fell as commodity prices came under pressure late in the period. Finally, the stock prices of the Fund's holdings in the real estate, banking and insurance segments declined during the latter part of the six months.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                            22.1%
Industrials                           17.9%
Consumer Discretionary                12.0%
Materials                              8.3%
Information Technology                 7.8%
Energy                                 6.3%
Utilities                              4.9%
Health Care                            4.6%
Consumer Staples                       2.1%


Top 10 Holdings
(% of Portfolio)

Texas Regional Bancshares, Inc         1.8%
First Republic Bank                    1.4%
Owens & Minor, Inc.                    1.3%
Forest Oil Corporation                 1.2%
Aaron Rents, Inc.                      1.2%
East West Bancorp, Inc.                1.2%
Silicon Valley Bancshares              1.2%
Dollar Thrifty Automotive Group, Inc.  1.1%
Triad Guaranty, Inc.                   1.1%
Kirby Corporation                      1.1%

Footnotes read:
These common stocks represent 12.6% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

On a positive note, solid results were achieved from our holdings in the utility segment, in particular, electric utilities such as El Paso Electric and independent power companies like Black Hills. In the information technology sector, our position in the Web security software firm Websense also aided the Fund's returns.

What is your outlook?

Given that we are near the upper end of historic relative valuation levels for small-cap stocks, our outlook is cautious for this segment of the market. Having said that, we continue to find good risk and reward candidates in our small-cap stock universe; however, they are somewhat harder to come by than they have been in previous years. As a result of our stock-by-stock selection process, the Fund had higher-than-index positions versus the Russell 2000 Value Index in the industrials and business services, information technology and energy sectors at quarter end. Conversely, the Fund had lower-than-index weightings in the financials, utilities and telecommunications services sectors.


                                            Portfolio Facts
                                          As of April 29, 2005

                                A Share              B Share  Institutional Share
                     ------------------ -------------------- --------------------
Ticker                            AALVX                BBSVX                TPSIX
Transfer Agent ID                   032                  082                  099
Net Assets                  $70,411,108           $5,190,981          $16,972,118
NAV                              $12.56               $12.12               $12.97
NAV -- High+       12/15/2004 -- $15.53 12/15/2004 -- $15.09 12/15/2004 -- $15.97
NAV -- Low+         4/28/2005 -- $12.49  4/28/2005 -- $12.06  4/28/2005 -- $12.90

Number of Holdings: 133      +For the period ended April 29, 2005



                Average Annual Total Returns 2
                     As of April 29, 2005
                                                     From
                                                Inception
Class A 1                            1-Year     7/17/2001
---------------------------------------------------------
without sales charge                  7.78%        10.78%
with sales charge                     1.86%         9.14%

                                                     From
                                                Inception
Class B 1                            1-Year     7/17/2001
---------------------------------------------------------
without sales charge                  6.67%         9.85%
with sales charge                     3.02%         9.44%

                                                     From
                                                Inception
Institutional Class                  1-Year     7/17/2001
---------------------------------------------------------
Net Asset Value                       8.57%        11.67%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                            Partner       Russell
                          Small Cap          2000      Consumer
                              Value         Value         Price
Date                           Fund       Index**      Index***
-------------------------------------------------------------------------------
        July 17, 2001         9,450        10,000        10,000
                 2001         9,667        10,106         9,972
                 2001         9,526        10,071         9,972
                 2001         8,439         8,959        10,017
                 2001         8,949         9,193         9,983
                 2001         9,346         9,854         9,966
                 2001        10,074        10,457         9,927
                 2002        10,357        10,596         9,949
                 2002        10,244        10,660         9,989
                 2002        10,953        11,459        10,045
                 2002        11,009        11,862        10,101
                 2002        10,773        11,470        10,101
                 2002        10,283        11,216        10,107
                 2002         8,790         9,549        10,118
                 2002         8,742         9,507        10,152
                 2002         8,143         8,828        10,169
                 2002         8,210         8,961        10,194
                 2002         8,866         9,676        10,194
                 2002         8,524         9,262        10,171
                 2003         8,248         9,002        10,216
                 2003         8,105         8,699        10,295
                 2003         8,133         8,792        10,357
                 2003         8,875         9,627        10,334
                 2003         9,665        10,610        10,318
                 2003         9,903        10,790        10,329
                 2003        10,455        11,328        10,340
                 2003        10,997        11,758        10,379
                 2003        10,750        11,623        10,413
                 2003        11,587        12,571        10,402
                 2003        12,072        13,054        10,374
                 2003        12,576        13,526        10,363
                 2004        12,966        13,993        10,413
                 2004        13,289        14,264        10,469
                 2004        13,347        14,462        10,537
                 2004        12,918        13,714        10,571
                 2004        13,004        13,879        10,633
                 2004        13,599        14,584        10,666
                 2004        13,082        13,914        10,649
                 2004        13,014        14,050        10,655
                 2004        13,647        14,606        10,677
                 2004        13,901        14,833        10,734
                 2004        14,933        16,149        10,739
                 2004        15,254        16,535        10,700
                 2005        14,778        15,895        10,722
                 2005        15,166        16,211        10,784
                 2005        14,767        15,877        10,869
       April 29, 2005       $13,924       $15,058       $10,942

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Russell 2000 Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: CHRISTOPHER J. SERRA]

Thrivent Small Cap Stock Fund

Christopher J. Serra, Portfolio Manager

The Thrivent Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

How did the Fund perform during the six-month period ended April 29, 2005?

The Thrivent Small Cap Stock Fund delivered a 2.36% return, while its Lipper Inc. Small Cap Core Funds peer group produced a 2.02% median return. The Fund's market benchmark, the Russell 2000 Index, returned -0.11% during the period.

What market conditions were present during the period?

The growth rate of the economy has slowed, leaving an important -- and as yet unanswered -- question: Is the economy simply slowing from an unsustainable rate of growth to a more reasonable long-term rate of advance, or are economic and political factors having a more profound effect than anticipated?

This deceleration, aligned with a rising interest rate environment, higher energy prices, and a moderate escalation in reported inflation, produced an uncertain and difficult conclusion to the six-month period as investors' willingness to pay higher prices for risky assets diminished. Large-capitalization, high-quality companies provided improved returns relative to smaller capitalization issues, particularly in March/April 2005. Concerns about a more aggressive posture on the part of policymakers related to further interest rate increases caused investors to reduce portfolio risk.

What factors affected the Fund's performance?

Stock selection was the key variable in the Fund's outperformance during the period. Consistent with our strategy, which tends to emphasize higher-quality segments of the small-capitalization segment, we identified attractive opportunities through solid returns on capital, promising business outlooks and experienced management teams. This strategy also helped us avoid many stocks that performed poorly as a result of disappointing operations versus aggressive expectations in the period.

Health care equipment holdings Ventana Medical and Intuitive Surgical, Inc. provided a significant addition to the Fund's returns. Psychiatric Solutions, Inc. and United Surgical Partners International, Inc., of the health care-provider segment, and Quanex Corporation, in the materials segment, also performed well in the period. MSC Industrial Direct, Inc. proved disappointing in the period as did a few holdings in the consumer staples segment, but these were of insufficient magnitude to offset better returns in other Fund segments.



[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                           14.8%
Financials                            14.2%
Consumer Discretionary                12.5%
Information Technology                12.4%
Health Care                           12.2%
Energy                                 6.1%
Materials                              4.5%
Consumer Staples                       2.9%
Utilities                              1.9%
Telecommunications Services            0.8%


Top 10 Holdings
(% of Portfolio)

Energen Corporation                    0.7%
Oshkosh Truck Corporation              0.7%
SCP Pool Corporation                   0.7%
HCC Insurance Holdings, Inc.           0.7%
Plexus Corporation                     0.7%
Intuitive Surgical, Inc.               0.7%
International Speedway Corpora         0.7%
Ohio Casualty Corporation              0.6%
Sybron Dental Specialties, Inc         0.6%
Cooper Companies, Inc.                 0.6%

Footnote read:
These common stocks represent 6.7% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

We expect the volatility that marked the end of the period to continue in the coming months. The combination of declining economic growth and increasing short term interest rates is generating a headwind for the market. In addition, the recent widening of corporate and Treasury yield spreads in the bond market may not bode well for small-cap stocks. Such widening is typically a sign that the market is becoming more risk averse -- an environment in which small-cap stocks tend to underperform.

Despite these indicators, we remain very comfortable with the prospects for small-cap stocks relative to larger-capitalization alternatives as their valuations remain in line with historic data. While we don't expect small-cap stocks to outperform as they have done in the last five years, we do believe that opportunities for small-cap stocks are at least as good as for large-cap stocks. And, most importantly, we believe our strategy for uncovering these opportunities is sound.

As we move forward, the Fund has established underweighted positions in financials, consumer cyclicals and materials. It also maintains a modestly underweighted stance in energy and a neutral position in industrials. The Fund also remains overweighted in the health care sector.


                                             Portfolio Facts
                                           As of April 29,2005

                                A Share               B Share   Institutional Share
                   --------------------  --------------------  --------------------
Ticker                            AASMX                 BBSMX                 TSCSX
Transfer Agent ID                   024                   074                   094
Net Assets                 $408,263,011           $21,789,472           $11,568,668
NAV                              $16.00                $14.62                $16.90
NAV -- High+       12/15/2004 -- $17.91  12/15/2004 -- $16.50  12/15/2004 -- $18.83
NAV -- Low+         4/28/2005 -- $15.87   4/28/2005 -- $14.51   4/28/2005 -- $16.77

Number of Holdings: 260      +For the period ended April 29, 2005




                        Average Annual Total Returns 2
                            As of April 29,2005
                                                                   From
                                                              Inception
Class A 1                            1-Year       5 Years      7/1/1996
-----------------------------------------------------------------------
without sales charge                  8.38%         7.53%        10.04%
with sales charge                     2.45%         6.32%         9.34%

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years      1/8/1997
-----------------------------------------------------------------------
without sales charge                  7.29%         6.44%         8.28%
with sales charge                     3.46%         6.44%         8.28%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       9.06%         8.24%         9.00%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2
                                            Small
                            Russell           Cap      Consumer
                               2000         Stock         Price
Date                        Index**          Fund      Index***
---------------------------------------------------------------
         July 1, 1996         9,450        10,000        10,000
                 1996         9,025         9,100        10,019
                 1996        10,159         9,628        10,038
                 1996        10,622        10,005        10,070
                 1996        10,282         9,851        10,102
                 1996        10,518        10,257        10,121
                 1996        10,840        10,525        10,121
                 1997        10,878        10,736        10,153
                 1997        10,404        10,476        10,185
                 1997         9,736         9,981        10,211
                 1997         9,523        10,009        10,223
                 1997        10,975        11,122        10,217
                 1997        11,730        11,600        10,230
                 1997        12,262        12,139        10,243
                 1997        12,640        12,417        10,262
                 1997        13,578        13,326        10,287
                 1997        13,027        12,741        10,313
                 1997        12,901        12,658        10,306
                 1997        12,666        12,880        10,294
                 1998        12,453        12,676        10,313
                 1998        13,491        13,613        10,332
                 1998        13,929        14,174        10,351
                 1998        14,092        14,252        10,370
                 1998        13,013        13,484        10,389
                 1998        13,033        13,512        10,402
                 1998        12,290        12,417        10,415
                 1998         9,500        10,006        10,428
                 1998        10,253        10,789        10,440
                 1998        10,783        11,230        10,466
                 1998        11,597        11,818        10,466
                 1998        12,351        12,550        10,459
                 1999        12,425        12,716        10,485
                 1999        11,177        11,686        10,498
                 1999        10,967        11,869        10,530
                 1999        11,418        12,932        10,606
                 1999        11,649        13,121        10,606
                 1999        12,121        13,714        10,606
                 1999        12,299        13,338        10,638
                 1999        11,733        12,845        10,664
                 1999        11,733        12,847        10,715
                 1999        11,670        12,900        10,734
                 1999        12,550        13,670        10,740
                 1999        13,976        15,218        10,740
                 2000        13,379        14,973        10,766
                 2000        15,444        17,445        10,830
                 2000        15,633        16,295        10,919
                 2000        15,308        15,314        10,925
                 2000        15,203        14,421        10,932
                 2000        16,283        15,679        10,996
                 2000        15,360        15,174        11,015
                 2000        17,038        16,332        11,027
                 2000        17,028        15,852        11,085
                 2000        16,640        15,145        11,104
                 2000        14,805        13,589        11,110
                 2000        16,472        14,757        11,104
                 2001        17,458        15,525        11,174
                 2001        16,288        14,507        11,219
                 2001        15,253        13,797        11,244
                 2001        16,497        14,876        11,289
                 2001        17,002        15,242        11,340
                 2001        17,517        15,768        11,359
                 2001        17,244        14,915        11,327
                 2001        16,810        14,433        11,327
                 2001        14,630        12,491        11,378
                 2001        15,745        13,221        11,340
                 2001        16,810        14,245        11,321
                 2001        17,963        15,124        11,276
                 2002        17,913        14,966        11,302
                 2002        17,232        14,556        11,347
                 2002        18,396        15,727        11,410
                 2002        18,359        15,870        11,474
                 2002        17,777        15,165        11,474
                 2002        16,637        14,413        11,481
                 2002        14,407        12,237        11,493
                 2002        14,444        12,206        11,532
                 2002        13,453        11,330        11,551
                 2002        13,837        11,693        11,580
                 2002        14,841        12,736        11,580
                 2002        14,060        12,029        11,554
                 2003        13,689        11,697        11,605
                 2003        13,342        11,344        11,695
                 2003        13,255        11,490        11,765
                 2003        14,308        12,578        11,739
                 2003        15,559        13,927        11,720
                 2003        15,906        14,181        11,733
                 2003        16,724        15,067        11,746
                 2003        17,752        15,758        11,790
                 2003        17,083        15,468        11,829
                 2003        18,483        16,766        11,816
                 2003        19,201        17,361        11,784
                 2003        19,709        17,715        11,771
                 2004        20,378        18,486        11,829
                 2004        20,849        18,651        11,893
                 2004        20,923        18,825        11,969
                 2004        20,304        17,865        12,008
                 2004        20,452        18,153        12,078
                 2004        21,275        18,918        12,116
                 2004        20,226        17,645        12,097
                 2004        20,016        17,553        12,103
                 2004        20,948        18,377        12,129
                 2004        21,498        18,743        12,193
                 2004        23,086        20,374        12,199
                 2004        23,725        20,979        12,154
                 2005        22,996        20,103        12,180
                 2005        23,808        20,444        12,250
                 2005        23,285        19,858        12,346
       April 29, 2005       $22,006       $18,721       $12,429

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index, the Russell 2000 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Small Cap Index Fund

Kevin R. Brimmer, Portfolio Manager

The Thrivent Small Cap Index Fund seeks capital growth that tracks the performance of the S&P Small Cap 600 Index by investing primarily in common stocks of the Index.

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P SmallCap 600 Index, after fees and expenses. The Thrivent Small Cap Index Fund returned 1.91% for the period while the S&P SmallCap 600 Index gained 2.58%. By comparison, the Fund's peer group, as represented by the Lipper Small Cap Core Funds Category, posted a median return of 2.02% over the same time frame.

What market conditions were present during the period?

The overall equity market produced low to moderate returns over the past six months. Factors contributing to this mediocre performance include: continued weakness of the U.S. dollar, inflation fears, rising interest rates and higher energy prices. Investors remained cautious in the face of these market conditions.

For the first time since 1998, we started to see the stocks of larger-sized companies outperform the stocks of smaller-sized companies, including a 0.7% outperformance of the S&P 500 Index over the S&P SmallCap 600 Index for the six-month period. Over the course of six years' worth of outperformance by small-cap stocks, their relative valuations increased to a point where they were no longer "cheap" compared with large-company stocks. Also, when markets are relatively flat, many investors tend to prefer the dividends of large-company stocks over the capital gains of small-company stocks.

From a style perspective, value-oriented stocks (companies undervalued based on earnings, book value, price-to-earnings ratios) in the S&P SmallCap 600 Index slightly underperformed growth-oriented stocks (companies with consecutive above-average earnings growth) over the past six months: a 2.48% return for the S&P SmallCap 600 Value Index versus a 2.66% return for the S&P SmallCap 600 Growth Index.

On a sector basis, the best small-cap performers included health care and energy. The health care sector benefited from the strong performance of managed care companies (HMOs) and long-term care facilities. The energy sector was boosted by continued high oil prices driven by global demand, tight refining capacity and market speculation. Only two sectors, information technology and financials, turned in negative absolute returns for the period. Continued poor performance in the computer systems industry and almost all of the semiconductor-related industries (equipment, chips, boards) accounted for much of the underperformance in the tech sector. The weakness in the financial sector was mostly due to the negative performance of small regional banks.

What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P SmallCap 600 Index, while keeping transaction costs to a minimum.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Industrials                           14.8%
Consumer Discretionary                13.8%
Information Technology                12.2%
Financials                            12.1%
Health Care                           10.7%
Energy                                 5.2%
Materials                              5.1%
Utilities                              3.9%
Consumer Staples                       2.7%
Telecommunications Services            0.3%


Top 10 Holdings
(% of Portfolio)

NVR, Inc.                              0.6%
Cooper Companies, Inc.                 0.5%
Roper Industries, Inc.                 0.5%
Massey Energy Company                  0.5%
Patina Oil & Gas Corporation           0.5%
Oshkosh Truck Corporation              0.5%
UGI Corporation                        0.5%
Polaris Industries, Inc.               0.4%
Standard Pacific Corporation           0.4%
Timken Company                         0.4%

Footnote reads:
These common stocks represent 4.8% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

The S&P SmallCap 600 Index is widely regarded as the best gauge of small-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs, and minor differences in portfolio composition.

What is your outlook?

We continue to be cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy continues to grow (although at a lower rate than in the previous two years) and the job market is steadily improving (with the jobless rate falling to its lowest level since September 2001). On the negative side, high oil prices and inflationary fears could continue their stifling effect on consumer spending and cause economic growth to stall, while the Fed continues to raise interest rates to curb inflation.

Holding a diversified portfolio that contains small-cap stock exposure continues to be a good long-term strategy. The Thrivent Small Cap Index Fund should continue to match the returns of the small-cap core equity market due to its broad diversification and exposure to all the market sectors. There is conflicting evidence related to the relative attractiveness of growth-oriented stocks. Since the Thrivent Small Cap Index Fund is a core fund that holds both value and growth stocks, it should hold its ground during a style transition period.

             Portfolio Facts
           As of April 29,2005

                                   A Share
                             -------------------
Ticker                                     AALSX
Transfer Agent ID                            029
Net Assets                           $41,984,103
NAV                                       $12.76
NAV -- High+                  3/4/2005 -- $14.17
NAV -- Low+                  11/2/2004 -- $12.66


Number of Holdings: 602      +For the period ended April 29, 2005


               Average Annual Total Returns 2
                     As of April 29,2005
                                                        From
                                                   Inception
Class A 1                               1-Year      7/1/2000
------------------------------------------------------------
without sales charge                     9.16%         6.81%
with sales charge                        3.18%         5.57%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                          Small Cap           S&P      Consumer
                              Index     Small Cap         Price
Date                           Fund   600 Index**      Index***
---------------------------------------------------------------
         July 1, 2000         9,450        10,000        10,000
                 2000         9,063         9,637        10,017
                 2000         9,856        10,491        10,029
                 2000         9,573        10,206        10,081
                 2000         9,620        10,269        10,099
                 2000         8,609         9,200        10,104
                 2000         9,633        10,334        10,099
                 2001         9,996        10,777        10,163
                 2001         9,365        10,119        10,203
                 2001         8,926         9,655        10,226
                 2001         9,585        10,391        10,267
                 2001         9,748        10,590        10,313
                 2001        10,084        10,978        10,331
                 2001         9,901        10,794        10,302
                 2001         9,671        10,548        10,302
                 2001         8,373         9,122        10,348
                 2001         8,796         9,609        10,313
                 2001         9,411        10,312        10,296
                 2001        10,036        11,009        10,255
                 2002        10,103        11,105        10,279
                 2002         9,930        10,914        10,319
                 2002        10,690        11,777        10,377
                 2002        10,978        12,109        10,435
                 2002        10,507        11,608        10,435
                 2002         9,950        11,008        10,441
                 2002         8,558         9,453        10,453
                 2002         8,645         9,543        10,488
                 2002         8,113         8,959        10,505
                 2002         8,365         9,245        10,531
                 2002         8,780         9,726        10,531
                 2002         8,481         9,399        10,508
                 2003         8,181         9,076        10,554
                 2003         7,910         8,785        10,636
                 2003         7,968         8,854        10,700
                 2003         8,597         9,573        10,676
                 2003         9,283        10,344        10,659
                 2003         9,515        10,613        10,671
                 2003         9,999        11,165        10,682
                 2003        10,473        11,708        10,723
                 2003        10,163        11,364        10,758
                 2003        11,024        12,349        10,746
                 2003        11,430        12,816        10,717
                 2003        11,633        13,043        10,705
                 2004        11,963        13,418        10,758
                 2004        12,186        13,676        10,816
                 2004        12,322        13,856        10,885
                 2004        11,895        13,396        10,920
                 2004        12,070        13,601        10,984
                 2004        12,720        14,354        11,019
                 2004        12,014        13,568        11,002
                 2004        11,903        13,449        11,007
                 2004        12,519        14,158        11,031
                 2004        12,741        14,422        11,089
                 2004        13,820        15,655        11,095
                 2004        14,103        15,999        11,054
                 2005        13,757        15,636        11,077
                 2005        14,144        16,084        11,141
                 2005        13,768        15,669        11,228
       April 29, 2005       $12,984       $14,794       $11,304

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P SmallCap 600 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. "S&P SmallCap 600 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTOS OMITTED: BRIAN L. THORKELSON AND ANDREA J. THOMAS]

Thrivent Mid Cap Growth Fund

Brian L. Thorkelson (left) and Andrea J. Thomas (right), Portfolio
Co-Managers

The Thrivent Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

How did the Fund perform during the six-month period ended April 29, 2005?

The Thrivent Mid Cap Growth Fund produced a 1.57% return while its peer group, the Lipper Inc. Mid Cap Growth Funds, produced a 1.92% median return. Its market benchmark, the Russell Midcap Growth Index, returned 4.07% during the same period.

What market conditions were present during the period?

A strong stock rally that occurred in the final months of last year was short lived as the early months of 2005 saw the markets buffeted by resurgent energy prices that ultimately exceeded the high water marks of last year. Steady -- and expected to be persistent -- increases in short term interest rates, hints of rekindling inflation, and a moderation in economic growth expectations added to the adversity facing the markets.

In this type of environment, investors exhibited a decided preference for higher-quality segments of the financial markets. Industrial and commodity-oriented companies -- areas of unusual strength in 2004 -- were areas of particular weakness in the first four months of 2005 as investors looked for opportunities in the more stable and predictable market segments such as consumer staples and high-quality health care. The exception to this pattern were energy shares, which continued to rise with the unanticipated strength in oil, gas, and refined product prices. The information technology segment was the poorest performing equity-market group as the sustainability of the recovery in technology profitability came into question.

What factors affected the Fund's performance?

Stock selection was the most significant factor impacting the Fund's returns in the period. Sector allocations were largely in line with those indicated for our peer group, with the exception of energy, where a modest pro-energy tilt to the Fund positively impacted its performance. Good stock selection in the telecommunication segment (Nextel Partners, Inc. and NII Holdings, Inc.) also boosted the Fund's returns.

Unfortunately, these positives were somewhat overshadowed by the negative effects of a modest overweight in the poor-performing information technology sector (JDS Uniphase and Juniper Networks). Additionally, holdings in the financial sector (MB Financial, TCF Financial) performed below peer-group averages and negatively impacted the Fund's results. The correction in prices of materials and industrial shares also was a limiting factor for the Fund's performance. The Fund was positioned in more economically sensitive market segments that came under pressure as investors' appetite for risk diminished.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                              19.2%
Health Care                                         17.9%
Consumer Discretionary                              16.6%
Industrials                                         10.5%
Financials                                           6.1%
Energy                                               5.7%
Materials                                            2.9%
Consumer Staples                                     2.0%
Telecommunications Services                          1.5%
Utilities                                            0.1%


Top 10 Holdings
(% of Portfolio)

Station Casinos, Inc.                                0.8%
Nextel Partners, Inc.                                0.8%
Comverse Technology, Inc.                            0.7%
Coach, Inc.                                          0.7%
Corporate Executive Board Company                    0.7%
Genzyme Corporation                                  0.7%
Expeditors International of Washington, Inc.         0.7%
Microchip Technology, Inc.                           0.7%
Cheesecake Factory, Inc.                             0.6%
Fastenal Company                                     0.6%

Footnote reads:
These common stocks represent 7.0% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.



What is your outlook?

In the near term, we believe energy prices are likely to achieve a peak, followed by declines to levels more indicative of long-term demand. Short-term interest rates will continue to advance, but more modestly, from current levels. Inflation, while rising cyclically, will remain under control. The Fund will maintain a modest overweighted position in the energy sector.

We will continue to focus our efforts on traditional growth sectors -- areas that should continue to grow with or without a robust economic backdrop. Of these sectors, health care appears to offer the most promise. The Fund has established a neutral to modestly underweighted stance in technology and industrials. Our focus within those groups will be to identify those companies that are fundamentally well-positioned to achieve good operating results in a more challenging demand environment, which we expect to experience over the balance of the year.



                                           Portfolio Facts
                                         As of April 29,2005

                                A Share              B Share  Institutional Share
                     ------------------  -------------------  -------------------
Ticker                            LBMGX                LUGBX                LBMIX
Transfer Agent ID                    58                  358                  458
Net Assets                 $248,381,367          $38,041,224           $9,752,946
NAV                              $12.95               $12.18               $13.65
NAV -- High+         3/7/2005 -- $14.09   3/7/2005 -- $13.27   3/7/2005 -- $14.84
NAV -- Low+         11/2/2004 -- $12.76  11/2/2004 -- $12.05  11/2/2004 -- $13.40

Number of Holdings: 365         +For the period ended April 29, 2005



                         Average Annual Total Returns 2
                            As of April 29,2005
                                                                    From
                                                               Inception
Class A 1                             1-Year       5 Years     5/30/1997
------------------------------------------------------------------------
without sales charge                   3.77%       (4.21%)         6.71%
with sales charge                    (1.97%)       (5.29%)         5.95%

                                                                    From
                                                               Inception
Class B1                              1-Year       5 Years    10/31/1997
------------------------------------------------------------------------
without sales charge                   2.70%       (4.99%)         5.00%
with sales charge                    (1.30%)       (4.99%)         5.00%

                                                                    From
                                                               Inception
Institutional Class                   1-Year       5 Years    10/31/1997
------------------------------------------------------------------------
Net Asset Value                        4.60%       (3.37%)         6.27%




[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2
                                         Russell
                            Mid Cap      Mid Cap        Consumer
                             Growth       Growth          Price
 Date                       Index**         Fund       Index***
---------------------------------------------------------------
         May 31, 1997         9,450        10,000        10,000
                 1997         9,828        10,277        10,012
                 1997        10,461        11,260        10,025
                 1997        10,359        11,151        10,044
                 1997        10,911        11,715        10,069
                 1997        10,553        11,128        10,094
                 1997        10,400        11,245        10,087
                 1997        10,638        11,393        10,075
                 1998        10,486        11,188        10,094
                 1998        11,432        12,240        10,112
                 1998        11,900        12,753        10,131
                 1998        11,987        12,926        10,150
                 1998        11,345        12,394        10,169
                 1998        11,682        12,745        10,181
                 1998        11,127        12,199        10,194
                 1998         8,843         9,871        10,206
                 1998         9,431        10,617        10,219
                 1998         9,996        11,399        10,244
                 1998        10,725        12,168        10,244
                 1998        11,867        13,428        10,237
                 1999        12,313        13,831        10,262
                 1999        11,595        13,154        10,275
                 1999        12,313        13,887        10,306
                 1999        12,748        14,520        10,381
                 1999        12,596        14,333        10,381
                 1999        13,553        15,334        10,381
                 1999        13,390        14,845        10,412
                 1999        13,140        14,691        10,437
                 1999        13,107        14,566        10,487
                 1999        14,064        15,692        10,506
                 1999        15,087        17,317        10,512
                 1999        17,590        20,316        10,512
                 2000        17,320        20,312        10,537
                 2000        21,571        24,582        10,600
                 2000        21,043        24,607        10,687
                 2000        19,603        22,219        10,693
                 2000        18,726        20,599        10,700
                 2000        19,929        22,785        10,762
                 2000        19,457        21,342        10,781
                 2000        21,841        24,561        10,793
                 2000        21,549        23,360        10,849
                 2000        20,570        21,761        10,868
                 2000        18,433        17,032        10,874
                 2000        19,702        17,929        10,868
                 2001        19,787        18,953        10,937
                 2001        16,821        15,675        10,981
                 2001        14,953        13,431        11,006
                 2001        16,931        15,670        11,049
                 2001        16,894        15,597        11,099
                 2001        16,748        15,605        11,118
                 2001        16,076        14,553        11,087
                 2001        15,027        13,498        11,087
                 2001        13,000        11,267        11,137
                 2001        13,952        12,451        11,099
                 2001        15,088        13,792        11,081
                 2001        15,637        14,316        11,037
                 2002        15,136        13,851        11,062
                 2002        14,502        13,066        11,106
                 2002        15,307        14,063        11,168
                 2002        14,807        13,319        11,221
                 2002        14,416        12,921        11,221
                 2002        13,122        11,495        11,228
                 2002        11,865        10,379        11,240
                 2002        11,767        10,342        11,278
                 2002        10,962         9,521        11,296
                 2002        11,609        10,258        11,325
                 2002        12,353        11,061        11,325
                 2002        11,548        10,393        11,300
                 2003        11,340        10,291        11,350
                 2003        11,206        10,201        11,437
                 2003        11,328        10,391        11,506
                 2003        12,134        11,099        11,481
                 2003        13,183        12,167        11,462
                 2003        13,379        12,340        11,475
                 2003        13,769        12,781        11,487
                 2003        14,477        13,485        11,531
                 2003        13,952        13,223        11,569
                 2003        15,075        14,289        11,556
                 2003        15,344        14,672        11,525
                 2003        15,442        14,832        11,512
                 2004        15,771        15,321        11,569
                 2004        15,893        15,578        11,631
                 2004        15,857        15,549        11,706
                 2004        15,234        15,110        11,744
                 2004        15,527        15,466        11,812
                 2004        15,869        15,712        11,850
                 2004        14,782        14,672        11,831
                 2004        14,477        14,491        11,837
                 2004        15,063        15,032        11,862
                 2004        15,564        15,542        11,925
                 2004        16,345        16,344        11,931
                 2004        17,065        17,128        11,887
                 2005        16,565        16,669        11,912
                 2005        16,919        17,091        11,981
                 2005        16,638        16,841        12,075
       April 29, 2005       $15,808       $16,175       $12,156

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Russell Midcap Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell Mid Cap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values, within the Russell Midcap Index. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses, or taxes.


[PHOTOS OMITTED: BRIAN J. FLANAGAN AND JOHN E. HINTZ]

Thrivent Mid Cap Stock Fund

Brian J. Flanagan (left) and John E. Hintz (right), Portfolio Co-Managers

The Thrivent Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

How did the Fund perform during the six-month period ended April 29, 2005?

Mid-cap stocks turned in positive performance for the six months ended April 29, 2005. The Thrivent Mid Cap Stock Fund advanced 5.50% for the reporting period, outperforming its peer group -- the Lipper Mid Cap Core Funds Category -- which posted a median return of 4.47%. The Fund performed in line with its benchmark, the S&P MidCap 400 Index, which gained 5.68% over the six-month time frame.

What market conditions were present during the period?

A robust U.S. economy and strength in corporate earnings contributed to solid market gains in the last months of 2004. Conditions changed in early 2005 as investors became more concerned with oil prices over $50 per barrel, the pace of rate increases by the Federal Reserve Board and a slowdown in U.S. economic growth.

In the mid-cap segment, the top-performing sectors for the period included energy, health care and consumer staples. Energy stocks were strong due to high oil and natural gas prices and stronger-than-anticipated company earnings expectations. Both the health care and consumer staples sectors benefited as investors favored more defensive, stable growth industries. Information technology was the only mid-cap sector that produced negative returns for the six months.

What factors affected the Fund's performance?

On a sector basis, the Fund benefited from higher-than-index positions in the top-performing energy and health care segments. Although our consumer discretionary sector weighting was below the Index, we added value through strong stock selection. Also, the Fund had a larger-than-index weighting in information technology stocks. Our telecommunication equipment stocks helped our technology holdings outperform on a relative basis.

Solid stock selection proved instrumental in the Fund's outperformance of its peer group. Patterson-UTI Energy, the second largest U.S. land driller, advanced as demand from oil and gas producers led to increased utilization and pricing power. Stocks of two coal companies, Peabody Energy and Consol Energy, also benefited from higher commodity prices and an increased demand for more coal. In health care, Humana and Pacificare Health Systems gained as investors anticipated cost reimbursements from the government as part of Medicare Part D. Two hotel and gaming stocks, Boyd Gaming and MGM Mirage, also showed strength. Apple Computer continued to produce stellar gains; however, we sold our position after the stock valuation became too large for our mid-sized company focus.

Two stocks meaningfully detracted from performance during the period. We sold our position in Doral Financial, a Puerto Rico-based bank which declined due to significant accounting issues. We brought our weighting of Lyondell Chemical in line with the benchmark after its stock price suffered from inventory buildup concerns and a loss of pricing power in the chemical industry.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                            14.4%
Information Technology                12.6%
Consumer Discretionary                11.7%
Health Care                           11.6%
Energy                                 9.9%
Industrials                            9.4%
Materials                              5.1%
Consumer Staples                       4.0%
Utilities                              3.9%
Telecommunications Services            0.6%


Top 10 Holdings
(% of Portfolio)

Patterson-UTI Energy, Inc.             1.5%
Ultra Petroleum Corporation            1.4%
HCC Insurance Holdings, Inc.           1.4%
Nabors Industries, Ltd.                1.4%
Questar Corporation                    1.1%
PartnerRe, Ltd.                        1.0%
Wind River Systems, Inc.               1.0%
Peabody Energy Corporation             1.0%
Manitowoc Company, Inc.                1.0%
CONSOL Energy, Inc.                    0.9%

Footnote reads:
These common stocks represent 11.7% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

We believe the recent slowdown in the economy is just that, a slowdown and not a precursor to a recession. Also, we expect that the Federal Reserve is closer to the end of its rate increases than the equity market currently anticipates. Nonetheless, continued investor uncertainty will likely keep the equity markets in a trading range for most of 2005.

As has been the case over the past year, we have the Fund positioned with the largest weighting in the energy sector. We have recently moved the Fund's financial holdings to an above-index weighting after valuations finally became attractive in this sector. The largest underweight position in the Fund continues to be in consumer discretionary stocks. We expect consumer spending to slow due to high energy prices and rising health care costs. We anticipate that businesses will be the bigger spenders in 2005 as many have substantial amounts of cash on their balance sheets.



                                           Portfolio Facts
                                         As of April 29,2005

                                A Share              B Share  Institutional Share
                     ------------------  -------------------  -------------------
Ticker                            AASCX                BBSCX                TMSIX
Transfer Agent ID                   021                  083                  051
Net Assets                 $833,626,369          $24,445,422          $32,380,060
NAV                              $15.55               $14.08               $16.19
NAV -- High+         3/7/2005 -- $16.94   3/7/2005 -- $15.36   3/7/2005 -- $17.62
NAV -- Low+         11/2/2004 -- $14.68  11/2/2004 -- $13.37  11/2/2004 -- $15.24

Number of Holdings: 181         +For the period ended April 29, 2005



                         Average Annual Total Returns 2
                              As of April 29,2005


Class A 1                            1-Year       5 Years      10 Years
-----------------------------------------------------------------------
without sales charge                 11.39%         3.05%        10.19%
with sales charge                     5.28%         1.89%         9.56%

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years      1/8/1997
-----------------------------------------------------------------------
without sales charge                 10.17%         1.88%         6.33%
with sales charge                     6.17%         1.88%         6.33%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                      11.96%         3.61%         6.72%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                                              S&P
                            Mid Cap        MidCap      Consumer
                              Stock           400        Price
Date                           Fund       Index**     Index***
---------------------------------------------------------------
       April 28, 1995         9,450        10,000        10,000
                 1995         9,571        10,241        10,409
                 1995        10,488        10,658        10,450
                 1995        11,553        11,214        10,485
                 1995        11,484        11,422        10,519
                 1995        12,193        11,698        10,540
                 1995        12,392        11,397        10,561
                 1995        12,903        11,895        10,561
                 1995        12,929        11,866        10,589
                 1996        12,894        12,038        10,609
                 1996        13,509        12,447        10,644
                 1996        13,613        12,596        10,637
                 1996        14,798        12,981        10,630
                 1996        15,352        13,156        10,693
                 1996        14,383        12,959        10,727
                 1996        12,678        12,082        10,783
                 1996        13,552        12,779        10,824
                 1996        14,270        13,336        10,845
                 1996        13,535        13,375        10,852
                 1996        14,244        14,128        10,873
                 1996        14,060        14,144        10,893
                 1997        14,567        14,675        10,928
                 1997        14,070        14,554        10,963
                 1997        13,035        13,934        10,983
                 1997        13,159        14,295        10,983
                 1997        14,567        15,545        11,018
                 1997        15,188        15,982        11,053
                 1997        16,172        17,564        11,080
                 1997        16,203        17,543        11,094
                 1997        17,393        18,551        11,087
                 1997        16,555        17,744        11,101
                 1997        16,472        18,007        11,115
                 1997        16,595        18,706        11,136
                 1998        16,206        18,350        11,163
                 1998        17,385        19,870        11,191
                 1998        18,107        20,766        11,184
                 1998        18,244        21,145        11,170
                 1998        17,179        20,194        11,191
                 1998        17,511        20,321        11,212
                 1998        16,423        19,533        11,233
                 1998        12,793        15,897        11,253
                 1998        13,789        17,381        11,274
                 1998        14,671        18,935        11,288
                 1998        15,484        19,880        11,302
                 1998        16,940        22,281        11,316
                 1999        16,891        21,414        11,330
                 1999        15,933        20,293        11,357
                 1999        16,357        20,860        11,357
                 1999        16,855        22,505        11,350
                 1999        17,486        22,603        11,378
                 1999        18,457        23,813        11,392
                 1999        18,238        23,307        11,427
                 1999        17,619        22,508        11,510
                 1999        17,231        21,813        11,510
                 1999        17,911        22,925        11,510
                 1999        18,651        24,128        11,544
                 1999        20,044        25,562        11,572
                 2000        19,172        24,842        11,627
                 2000        21,224        26,581        11,648
                 2000        22,070        28,805        11,655
                 2000        21,455        27,799        11,655
                 2000        21,160        27,452        11,683
                 2000        22,494        27,856        11,752
                 2000        22,340        28,296        11,849
                 2000        25,058        31,455        11,856
                 2000        25,251        31,240        11,863
                 2000        24,161        30,180        11,932
                 2000        21,468        27,902        11,953
                 2000        24,058        30,037        11,967
                 2001        23,839        30,706        12,029
                 2001        22,340        28,953        12,050
                 2001        20,449        26,801        12,057
                 2001        23,011        29,757        12,050
                 2001        23,230        30,450        12,126
                 2001        22,943        30,327        12,175
                 2001        21,644        29,875        12,202
                 2001        20,393        28,898        12,251
                 2001        17,860        25,304        12,306
                 2001        18,566        26,423        12,327
                 2001        19,319        28,388        12,292
                 2001        20,105        29,855        12,292
                 2002        19,752        29,700        12,348
                 2002        19,672        29,736        12,306
                 2002        20,987        31,862        12,285
                 2002        20,858        31,713        12,237
                 2002        20,666        31,178        12,265
                 2002        19,079        28,896        12,313
                 2002        17,347        26,097        12,382
                 2002        17,299        26,228        12,452
                 2002        16,049        24,117        12,452
                 2002        16,770        25,161        12,458
                 2002        17,540        26,615        12,472
                 2002        16,898        25,522        12,514
                 2003        16,530        24,776        12,535
                 2003        16,273        24,186        12,566
                 2003        16,305        24,389        12,641
                 2003        17,219        26,159        12,614
                 2003        18,598        28,325        12,593
                 2003        18,742        28,686        12,607
                 2003        19,207        29,704        12,621
                 2003        19,848        31,050        12,669
                 2003        19,480        30,575        12,710
                 2003        21,051        32,886        12,696
                 2003        21,756        34,032        12,662
                 2003        22,253        34,606        12,648
                 2004        22,686        35,355        12,710
                 2004        23,199        36,204        12,779
                 2004        23,183        36,357        12,861
                 2004        22,381        35,165        12,902
                 2004        22,718        35,893        12,978
                 2004        23,568        36,710        13,019
                 2004        22,462        34,997        12,998
                 2004        22,285        34,905        13,005
                 2004        23,199        35,939        13,033
                 2004        23,632        36,513        13,101
                 2004        25,107        38,687        13,108
                 2004        25,973        40,307        13,060
                 2005        25,380        39,278        13,088
                 2005        26,550        40,595        13,163
                 2005        26,101        40,146        13,266
        April 4, 2005       $24,931       $38,586       $13,355

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Mid Cap Index Fund

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P MidCap 400 Index, adjusting for fees and expenses. The Thrivent Mid Cap Index Fund returned 5.18% for the period while the S&P MidCap 400 Index gained 5.68%. By comparison, the Fund's peer group, as represented by the Lipper Mid Cap Core Funds Category, posted a median return of 4.47% over the same time frame.

What market conditions were present during the period?

The overall equity market produced low to moderate returns over the past six months. Factors contributing to this mediocre performance include: continued weakness of the U.S. dollar, inflation fears, rising interest rates and higher energy prices. Investors remained cautious in the face of these market conditions.

For the first time since 1998, we started to see the stocks of larger-sized companies outperform the stocks of smaller-sized companies. Over the course of six years' worth of outperformance by small-cap stocks, their relative valuations increased to a point where they were no longer "cheap" compared to large-company stocks. Over the same six years, stocks of medium-sized companies also outperformed large-cap stocks and actually outperformed small-cap stocks in 1999, 2000 and 2002 (on a calendar year return basis). For this six-month reporting period, mid-cap stocks (as represented by the S&P MidCap 400 Index) outperformed both large- and small-company stocks: 2.4% over the S&P 500 Index and 3.1% over the S&P SmallCap 600 Index, respectively.

Value-oriented stocks (companies undervalued based on earnings, book value, price-to-earnings ratios) in the S&P MidCap 400 Index continued to significantly outperform growth-oriented stocks (companies with consecutive above-average earnings growth) over the past six months: a 6.40% return for the S&P Midcap 400 Value Index and 4.89% for the S&P Midcap 400 Growth Index as of April 29.

On a sector basis, the best mid-cap performers included health care, consumer discretionary and energy. The health care sector benefited from the strong performance of managed care companies (HMOs) and long-term care facilities. The performance of consumer discretionary was due in large part to high returns in the retailing industry. The energy sector was boosted by continued high oil prices driven by global demand, tight refining capacity and market speculation.

Only one sector, information technology, turned in negative absolute returns for the period. Continued poor performance in the computer systems industry and almost all of the semiconductor-related industries
(equipment, chips, boards) accounted for much of the underperformance in the tech sector.

What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The S&P MidCap 400 Index is widely regarded as the best gauge of mid-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs, and minor differences in portfolio composition.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                           15.6%
Consumer Discretionary               15.4%
Information Technology               12.0%
Industrials                          11.3%
Health Care                          10.8%
Utilities                             6.8%
Energy                                6.3%
Materials                             4.5%
Consumer Staples                      3.9%
Telecommunications Services           0.4%


Top 10 Holdings
(% of Portfolio)

D.R. Horton, Inc.                      0.8%
Legg Mason, Inc.                       0.7%
Coventry Health Care, Inc.             0.7%
Murphy Oil Corporation                 0.7%
Weatherford International, Ltd         0.7%
Patterson Companies, Inc.              0.6%
Lennar Corporation                     0.6%
Sepracor, Inc.                         0.6%
Whole Foods Market, Inc.               0.6%
Caesars Entertainment, Inc.            0.6%

Footnote reads:
These common stocks represent 6.6% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

We continue to be cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy continues to grow (although at a lower rate than in the previous two years) and the job market is steadily improving (with the jobless rate falling to its lowest level since September 2001). On the negative side, high oil prices and inflationary fears could continue their stifling effect on consumer spending and cause economic growth to stall, while the Fed continues to raise interest rates to curb inflation.

Holding a diversified portfolio that contains mid-cap stock exposure continues to be a good long-term strategy. The Fund should continue to match the returns of the mid cap core equity market due to its broad diversification and exposure to all the market sectors. There is conflicting evidence related to the relative attractiveness of growth-oriented stocks. Since the Fund is a core fund which holds both value and growth stocks, it should hold its ground during a style transition period.

                        Portfolio Facts
                      As of April 29,2005
                                                       A Share
                                                -------------------
Ticker                                                         AAMIX
Transfer Agent ID                                                030
Net Assets                                               $56,064,038
NAV                                                           $12.40
NAV -- High+                                      3/7/2005 -- $13.37
NAV -- Low+                                      11/2/2004 -- $11.84

Number of Holdings: 402         +For the period ended April 29, 2005


              Average Annual Total Returns 2
                   As of April 29,2005

                                                     From
                                                Inception
Class A 1                            1-Year      7/1/2000
----------------------------------------------------------
without sales charge                  8.68%         5.07%
with sales charge                     2.68%         3.85%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                            Mid Cap    S&P MidCap      Consumer
                              Index           400         Price
Date                           Fund       Index**      Index***
---------------------------------------------------------------
         July 1, 2000         9,450        10,000        10,000
                 2000         9,374         9,958        10,017
                 2000        10,404        11,070        10,029
                 2000        10,300        10,994        10,081
                 2000         9,913        10,621        10,099
                 2000         9,148         9,819        10,104
                 2000         9,879        10,571        10,099
                 2001        10,059        10,806        10,163
                 2001         9,471        10,189        10,203
                 2001         8,760         9,432        10,226
                 2001         9,708        10,472        10,267
                 2001         9,926        10,716        10,313
                 2001         9,869        10,673        10,331
                 2001         9,698        10,514        10,302
                 2001         9,376        10,170        10,302
                 2001         8,219         8,905        10,348
                 2001         8,561         9,299        10,313
                 2001         9,177         9,990        10,296
                 2001         9,646        10,507        10,255
                 2002         9,579        10,452        10,279
                 2002         9,579        10,465        10,319
                 2002        10,254        11,213        10,377
                 2002        10,188        11,161        10,435
                 2002        10,007        10,972        10,435
                 2002         9,275        10,169        10,441
                 2002         8,371         9,184        10,453
                 2002         8,409         9,230        10,488
                 2002         7,724         8,487        10,505
                 2002         8,047         8,855        10,531
                 2002         8,504         9,366        10,531
                 2002         8,144         8,982        10,508
                 2003         7,904         8,719        10,554
                 2003         7,712         8,512        10,636
                 2003         7,769         8,583        10,700
                 2003         8,317         9,206        10,676
                 2003         8,991         9,968        10,659
                 2003         9,096        10,095        10,671
                 2003         9,404        10,454        10,682
                 2003         9,818        10,927        10,723
                 2003         9,664        10,760        10,758
                 2003        10,375        11,573        10,746
                 2003        10,731        11,977        10,717
                 2003        10,894        12,178        10,705
                 2004        11,116        12,442        10,758
                 2004        11,375        12,741        10,816
                 2004        11,414        12,795        10,885
                 2004        11,039        12,375        10,920
                 2004        11,252        12,632        10,984
                 2004        11,502        12,919        11,019
                 2004        10,954        12,316        11,002
                 2004        10,925        12,284        11,007
                 2004        11,233        12,648        11,031
                 2004        11,406        12,850        11,089
                 2004        12,079        13,615        11,095
                 2004        12,558        14,185        11,054
                 2005        12,238        13,823        11,077
                 2005        12,635        14,286        11,141
                 2005        12,490        14,128        11,228
       April 29, 2005       $11,996       $13,579       $11,304

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Mid Cap Index Fund-I

Kevin R. Brimmer, Portfolio Manager

The Thrivent Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P MidCap 400 Index, adjusting for fees and expenses. The Thrivent Mid Cap Index Fund-I returned 5.16% for the period while the S&P MidCap 400 Index gained 5.68%. By comparison, the Fund's peer group, as represented by the Lipper Mid Cap Core Funds Category, posted a median return of 4.47% over the same time frame.

What market conditions were present during the period?

The overall equity market produced low to moderate returns over the past six months. Factors contributing to this mediocre performance include: continued weakness of the U.S. dollar, inflation fears, rising interest rates and higher energy prices. Investors remained cautious in the face of these market conditions.

For the first time since 1998, we started to see the stocks of larger-sized companies outperform the stocks of smaller-sized companies. Over the course of six years' worth of outperformance by small-cap stocks, their relative valuations increased to a point where they were no longer "cheap" compared to large-company stocks. Over the same six years, stocks of medium-sized companies also outperformed large-cap stocks and actually outperformed small-cap stocks in 1999, 2000 and 2002 (on a calendar year return basis). For this six-month reporting period, mid-cap stocks (as represented by the S&P MidCap 400 Index) outperformed both large- and small-company stocks: 2.4% over the S&P 500 Index and 3.1% over the S&P SmallCap 600 Index, respectively.

Value-oriented stocks (companies undervalued based on earnings, book value, price-to-earnings ratios) in the S&P MidCap 400 Index continued to significantly outperform growth-oriented stocks (companies with consecutive above-average earnings growth) over the past six months: a 6.40% return for the S&P Midcap 400 Value Index and 4.89% for the S&P Midcap 400 Growth Index as of April 29.

On a sector basis, the best mid-cap performers included health care, consumer discretionary and energy. The health care sector benefited from the strong performance of managed care companies (HMOs) and long-term care facilities. The performance of consumer discretionary was due in large part to high returns in the retailing industry. The energy sector was boosted by continued high oil prices driven by global demand, tight refining capacity and market speculation.

Only one sector, information technology, turned in negative absolute returns for the period. Continued poor performance in the computer systems industry and almost all of the semiconductor-related industries
(equipment, chips, boards) accounted for much of the underperformance in the tech sector.

What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P MidCap 400 Index, while keeping transaction costs to a minimum. The S&P MidCap 400 Index is widely regarded as the best gauge of mid-sized companies and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs, and minor differences in portfolio composition.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Consumer Discretionary                16.0%
Financials                            15.7%
Information Technology                12.2%
Industrials                           11.6%
Health Care                           11.2%
Utilities                              6.7%
Energy                                 6.5%
Materials                              4.5%
Consumer Staples                       4.1%
Telecommunications Services            0.5%


Top 10 Holdings
(% of Portfolio)

D.R. Horton, Inc.                      0.8%
Legg Mason, Inc.                       0.7%
Murphy Oil Corporation                 0.7%
Coventry Health Care, Inc.             0.7%
Weatherford International, Ltd.        0.7%
Lennar Corporation                     0.7%
Whole Foods Market, Inc.               0.6%
Patterson Companies, Inc.              0.6%
Sepracor, Inc.                         0.6%
Caesars Entertainment, Inc.            0.6%

Footnote reads:
These common stocks represent 6.7% of the total investment portfolio.


Footnotes read:

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

We continue to be cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy continues to grow (although at a lower rate than in the previous two years) and the job market is steadily improving (with the jobless rate falling to its lowest level since September 2001). On the negative side, high oil prices and inflationary fears could continue their stifling effect on consumer spending and cause economic growth to stall, while the Fed continues to raise interest rates to curb inflation.

Holding a diversified portfolio that contains mid-cap stock exposure continues to be a good long-term strategy. The Fund should continue to match the returns of the mid cap core equity market due to its broad diversification and exposure to all the market sectors. There is conflicting evidence related to the relative attractiveness of growth-oriented stocks. Since the Fund is a core fund which holds both value and growth stocks, it should hold its ground during a style transition period.

                       Portfolio Facts
                     As of April 29,2005

                                             Institutional Share
                                             -------------------
Ticker                                                     AALMX
Transfer Agent ID                                            097
Net Assets                                           $17,529,541
NAV                                                       $12.00
NAV -- High+                                  3/7/2005 -- $12.93
NAV -- Low+                                  11/2/2004 -- $11.84

Number of Holdings: 402     +For the period ended April 29, 2005


                  Average Annual Total Returns 2
                       As of April 29,2005
                                                                 From
                                                              Inception
Institutional Class 1                 1-Year       5 Years    12/31/1999
------------------------------------------------------------------------
Net Asset Value                       8.64%         6.16%         7.49%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares* 2

                            Mid Cap    S&P MidCap     Consumer
                              Index           400        Price
Date                         Fund-I       Index**     Index***
---------------------------------------------------------------
    December 31, 1999        10,000        10,000        10,000
                 2000         9,730         9,718        10,024
                 2000        10,480        10,398        10,083
                 2000        11,320        11,269        10,166
                 2000        10,900        10,875        10,172
                 2000        10,760        10,740        10,178
                 2000        10,940        10,897        10,238
                 2000        11,090        11,069        10,255
                 2000        12,320        12,305        10,267
                 2000        12,220        12,221        10,321
                 2000        11,780        11,807        10,339
                 2000        10,880        10,915        10,345
                 2000        11,729        11,751        10,339
                 2001        11,943        12,012        10,404
                 2001        11,279        11,327        10,446
                 2001        10,433        10,485        10,469
                 2001        11,568        11,641        10,511
                 2001        11,836        11,912        10,559
                 2001        11,776        11,864        10,576
                 2001        11,603        11,687        10,547
                 2001        11,224        11,305        10,547
                 2001         9,849         9,899        10,594
                 2001        10,271        10,337        10,559
                 2001        11,029        11,106        10,541
                 2001        11,588        11,679        10,499
                 2002        11,523        11,619        10,523
                 2002        11,534        11,633        10,564
                 2002        12,354        12,465        10,624
                 2002        12,289        12,406        10,683
                 2002        12,081        12,197        10,683
                 2002        11,195        11,304        10,689
                 2002        10,127        10,209        10,701
                 2002        10,171        10,261        10,737
                 2002         9,368         9,434        10,755
                 2002         9,764         9,843        10,781
                 2002        10,314        10,412        10,781
                 2002         9,901         9,984        10,758
                 2003         9,594         9,693        10,805
                 2003         9,367         9,462        10,888
                 2003         9,435         9,541        10,954
                 2003        10,116        10,233        10,930
                 2003        10,945        11,081        10,912
                 2003        11,082        11,222        10,924
                 2003        11,468        11,620        10,936
                 2003        11,978        12,147        10,978
                 2003        11,785        11,961        11,013
                 2003        12,671        12,865        11,001
                 2003        13,103        13,313        10,972
                 2003        13,321        13,538        10,960
                 2004        13,607        13,831        11,013
                 2004        13,929        14,163        11,073
                 2004        13,986        14,223        11,144
                 2004        13,527        13,757        11,180
                 2004        13,768        14,042        11,245
                 2004        14,069        14,361        11,281
                 2004        13,409        13,691        11,263
                 2004        13,374        13,655        11,269
                 2004        13,762        14,059        11,293
                 2004        13,975        14,284        11,352
                 2004        14,788        15,135        11,358
                 2004        15,381        15,768        11,317
                 2005        14,989        15,366        11,340
                 2005        15,479        15,881        11,406
                 2005        15,295        15,705        11,495
       April 29, 2005       $14,695       $15,095       $11,572

Footnotes read:

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects Fund expenses, net of any reimbursements, while the S&P MidCap 400 Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[LOGOS OMITTED: MERCATOR ASSET MANAGEMENT AND T. ROWE PRICE]

Thrivent Partner International Stock Fund

Subadvised by Mercator Asset Management, L.P. and T. Rowe Price
International, Inc.

How did the Fund perform during the six-month period ended April 29, 2005?

During the semiannual reporting period, the Thrivent Partner International Stock Fund advanced 6.72%, slightly below its peer group median return of 7.16%, as represented by the Lipper International Stock Funds Category. The Fund underperformed its benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which returned 8.95% for the six months.

What market conditions were present during the period?

Overall, foreign stock markets yielded positive results in local currency terms for the six-month period. Returns in U.S. dollar terms were even better given a significant fall in the value of the dollar in the final weeks of 2004 after the U.S. presidential election. The bulk of the positive performance for overseas markets came in late 2004 and early 2005. However, the markets did give back some of their gains in March and April of 2005 as rising oil prices ignited inflation fears and higher interest rates.

Stocks from emerging market countries produced the best returns for the period. Among developed nations, European stock exchanges, known as bourses, posted solid gains while Japanese markets lagged. Returns from various industries more or less followed U.S. market trends with the energy sector outperforming given high oil prices. In aggregate, value-oriented stocks outperformed more growth-oriented ones during the period.

What factors affected the Fund's performance?

The growth-oriented portfolio managed by T. Rowe Price International, Inc. posted a solid gain but detracted from the Fund's overall total return because value stocks handily outpaced growth during the period. In addition, stock selection in the financial and consumer discretionary sectors detracted from relative results. On the positive side, holdings in the health care and information technology sectors enhanced relative performance. The portfolio's strong stock selection in the emerging markets also contributed favorably to results, while stock selection in the U.K. and Japan detracted from performance.

Although value stocks outperformed growth stocks during the period, the value-oriented portfolio managed by Mercator Asset Management L.P. underperformed primarily because of poor stock selection. Specifically, its holdings in the Italian, Dutch, Swiss and British stock markets fell was not rewarded during the period. Finally, the portfolio's returns were hindered by a larger-than-index position in the consumer discretionary sector which underperformed. On the positive side, its stock holdings from Spain, Sweden, Hong Kong and Singapore outperformed the benchmark on a relative basis.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Common Stocks)

Financials                            23.4%
Consumer Discretionary                11.6%
Industrials                            9.0%
Consumer Staples                       7.0%
Telecommunications Services            6.6%
Health Care                            5.9%
Energy                                 4.9%
Materials                              3.6%
Information Technology                 3.1%


Top 10 Countries
(% of Portfolio)

United Kingdom                        15.3%
Japan                                 13.7%
France                                 7.4%
Switzerland                            6.7%
Spain                                  5.0%
Italy                                  3.9%
Germany                                3.8%
Netherlands                            3.3%
Mexico                                 1.8%
Singapore                              1.6%

Footnote reads:
These common stocks represent 62.5% of the total investment portfolio.



Footnotes read:

* International investing has special risks including currency fluctuation and political volatility.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top Countries are subject to change.



What is your outlook?

At T. Rowe Price International, our outlook is cautiously optimistic. Several factors in the overseas markets have increased the level of risk, such as slowing global economic growth and rising interest rates. However, we believe our portfolio's large-cap growth focus will prove beneficial in the environment we are experiencing. The valuations for large-cap growth stocks are relatively attractive and these stocks typically hold up well in a slow-growth environment.

At Mercator Asset Management, we find that international markets continue to look attractive relative to the U.S. stock market because of favorable valuation levels and better potential growth prospects. We believe our portion of the Fund offers good value opportunities which we select by using our fundamental, bottom-up investment process.

                                  Portfolio Facts
                                As of April 29,2005

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AAITX               BBITX               TISFX
Transfer Agent ID                   023                 084                 093
Net Assets                 $282,492,057         $17,645,550         $16,427,995
NAV                               $9.72               $9.40               $9.87
NAV -- High+         3/4/2005 -- $10.42  3/4/2005 -- $10.10  3/4/2005 -- $10.57
NAV -- Low+          11/1/2004 -- $9.15  11/1/2004 -- $8.90  11/1/2004 -- $9.27

Number of Holdings: 198              +For the period ended April 29, 2005


                          Average Annual Total Returns 2
                             As of April 29,2005
                                                                   From
                                                              Inception
Class A 1                            1-Year       5 Years        9/5/95
-----------------------------------------------------------------------
without sales charge                 10.26%       (4.54%)         3.31%
with sales charge                     4.18%       (5.61%)         2.72%

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years      10/31/97
-----------------------------------------------------------------------
without sales charge                  9.04%       (5.33%)         1.27%
with sales charge                     5.04%       (5.33%)         1.27%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years      10/31/97
-----------------------------------------------------------------------
Net Asset Value                      11.07%       (3.68%)         2.52%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares** 2

                                            Morgan
                                           Stanley
                            Partner        Capital
                      International  International     Consumer
                              Stock          EAFE         Price
 Date                          Fund      Index***     Index****
----------------------------------------------------------------
   September 30, 1995         9,550         9,734        10,020
                 1995         9,383         9,475        10,033
                 1995         9,461         9,741        10,026
                 1995         9,768        10,136        10,020
                 1996         9,991        10,180        10,078
                 1996        10,058        10,217        10,111
                 1996        10,214        10,436        10,163
                 1996        10,514        10,742        10,202
                 1996        10,470        10,547        10,222
                 1996        10,581        10,609        10,228
                 1996        10,247        10,302        10,248
                 1996        10,392        10,327        10,268
                 1996        10,626        10,604        10,300
                 1996        10,559        10,498        10,333
                 1996        11,038        10,918        10,352
                 1996        11,080        10,780        10,352
                 1997        10,923        10,406        10,385
                 1997        11,035        10,578        10,418
                 1997        11,013        10,619        10,444
                 1997        11,080        10,678        10,457
                 1997        11,811        11,376        10,450
                 1997        12,316        12,006        10,463
                 1997        12,642        12,202        10,477
                 1997        11,473        11,293        10,496
                 1997        12,238        11,929        10,522
                 1997        11,339        11,014        10,548
                 1997        11,294        10,905        10,542
                 1997        11,320        11,002        10,529
                 1998        11,721        11,508        10,548
                 1998        12,396        12,249        10,568
                 1998        12,820        12,629        10,587
                 1998        12,911        12,732        10,607
                 1998        12,877        12,673        10,627
                 1998        12,877        12,772        10,640
                 1998        13,037        12,904        10,653
                 1998        11,412        11,308        10,666
                 1998        11,137        10,964        10,679
                 1998        12,110        12,110        10,705
                 1998        12,671        12,734        10,705
                 1998        13,100        13,239        10,698
                 1999        12,973        13,203        10,725
                 1999        12,720        12,892        10,738
                 1999        13,227        13,433        10,770
                 1999        13,699        13,980        10,849
                 1999        13,065        13,263        10,849
                 1999        13,561        13,783        10,849
                 1999        13,791        14,196        10,881
                 1999        13,929        14,251        10,907
                 1999        13,999        14,398        10,960
                 1999        14,436        14,940        10,979
                 1999        15,439        15,463        10,986
                 1999        17,376        16,853        10,986
                 2000        16,296        15,786        11,012
                 2000        17,162        16,213        11,077
                 2000        17,316        16,845        11,168
                 2000        16,331        15,962        11,175
                 2000        15,738        15,575        11,181
                 2000        16,498        16,188        11,247
                 2000        15,940        15,512        11,266
                 2000        16,308        15,650        11,279
                 2000        15,275        14,891        11,338
                 2000        14,694        14,542        11,358
                 2000        13,910        14,000        11,364
                 2000        14,400        14,501        11,358
                 2001        14,555        14,494        11,430
                 2001        13,261        13,409        11,475
                 2001        12,239        12,521        11,501
                 2001        13,209        13,399        11,547
                 2001        12,627        12,937        11,599
                 2001        12,084        12,413        11,619
                 2001        11,799        12,188        11,586
                 2001        11,502        11,881        11,586
                 2001        10,298        10,681        11,638
                 2001        10,609        10,954        11,599
                 2001        11,036        11,358        11,580
                 2001        11,256        11,426        11,534
                 2002        10,712        10,820        11,560
                 2002        10,816        10,896        11,606
                 2002        11,385        11,491        11,671
                 2002        11,295        11,574        11,727
                 2002        11,295        11,731        11,727
                 2002        10,816        11,269        11,733
                 2002         9,613        10,157        11,746
                 2002         9,574        10,136        11,786
                 2002         8,461         9,050        11,805
                 2002         9,069         9,537        11,835
                 2002         9,574         9,972        11,835
                 2002         9,186         9,637        11,809
                 2003         8,746         9,235        11,861
                 2003         8,435         9,024        11,953
                 2003         8,215         8,854        12,024
                 2003         9,082         9,732        11,998
                 2003         9,613        10,330        11,979
                 2003         9,742        10,586        11,992
                 2003         9,872        10,844        12,005
                 2003        10,117        11,108        12,050
                 2003        10,298        11,452        12,090
                 2003        10,855        12,167        12,077
                 2003        11,062        12,439        12,044
                 2003        11,832        13,411        12,031
                 2004        11,949        13,602        12,090
                 2004        12,221        13,918        12,155
                 2004        12,234        14,002        12,233
                 2004        11,742        13,697        12,272
                 2004        11,819        13,757        12,344
                 2004        12,027        14,064        12,383
                 2004        11,440        13,609        12,364
                 2004        11,546        13,672        12,370
                 2004        11,759        14,032        12,396
                 2004        12,132        14,511        12,462
                 2004        12,811        15,506        12,468
                 2004        13,437        16,187        12,423
                 2005        13,158        15,891        12,449
                 2005        13,690        16,582        12,520
                 2005        13,291        16,172        12,618
       April 29, 2005       $12,945       $15,810       $12,703

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: SCOTT A. VERGIN]

Thrivent Large Cap Growth Fund

Scott A. Vergin, Portfolio Manager

The Thrivent Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, the Fund managed to deliver positive performance amidst a challenging environment for the U.S. equity markets overall. For the period under review, Thrivent Large Cap Growth Fund returned 0.49%, roughly in line with its peer group, the Lipper Large Cap Growth Funds Category, which returned 0.94%. The Fund's benchmark, the Russell 1000 Growth Index, posted 1.14% for the same time frame.

What market conditions were present during the period?

November and December 2004 brought strong performance for stocks amidst a benign inflation outlook and generally solid corporate earnings expectations. However, with the onset of 2005, conditions shifted. Stocks became sensitive to the moves and particularly, the statements, of the Federal Reserve Board (the Fed) as it continued hiking short-term rates. When the Fed issued language hinting at greater inflationary pressures in the economy than previously expected, stocks faltered. This event, coupled with skyrocketing oil prices, exerted enough pressure on equities to eclipse most of the gains stocks posted in the first two months of the review period.

In the growth arena, the significant outperformance generated by stocks in the energy sector made for a difficult comparison for most other sectors. While technology stocks enjoyed solid performance in the final months of 2004, they suffered in 2005 as investors became increasingly discouraged by industry fundamentals and faltering earnings. Overall, the six-month period was a challenging one for growth stocks, with no clear trends emerging.

What factors affected Fund performance?

The largest detractor to our underperformance versus our benchmark and peer group was our overweighted exposure to technology stocks. Despite solid performance from this industry sector in late 2004, tech stocks failed to generate any momentum going into 2005, and struggled in the last half of the reporting period. Additionally, our stock selection in consumer discretionary stocks didn't meet our expectations and, therefore, detracted slightly from performance relative to the Index and our peers. On the other hand, the fact that we were more aggressive in terms of our exposure to energy and commodity-oriented stocks, such as chemicals, helped support performance versus the Index. Similarly, we gained some ground vis--vis the benchmark from our overall exposure to and stock selection within the financial services arena.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Information Technology                24.6%
Health Care                           20.7%
Consumer Discretionary                15.0%
Financials                             9.9%
Industrials                            9.0%
Consumer Staples                       8.1%
Energy                                 4.5%
Telecommunications Services            1.2%
Materials                              1.1%
Miscellaneous                          0.8%


Top 10 Holdings
(% of Portfolio)

Microsoft Corporation                  2.7%
Johnson & Johnson                      2.5%
General Electric Company               2.3%
Dell, Inc.                             2.2%
UnitedHealth Group, Inc.               2.1%
Cisco Systems, Inc.                    1.9%
Genentech, Inc.                        1.6%
Yahoo!, Inc.                           1.6%
Intel Corporation                      1.5%
Pfizer, Inc.                           1.4%

Footnote reads:
These common stocks represent 19.8% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Our ability to post returns largely in line with our peer group was driven primarily by our slight overweight in energy stocks, as well as the solid outperformance we enjoyed from some of our consumer staples holdings. Stock selection among financials stocks also boosted performance.

What is your outlook?

Traditionally, a combination of rising interest rates and slowing corporate earnings growth can create a headwind for large-cap growth stocks. Indeed, we believe both inflation and energy prices will likely continue to influence the markets for the balance of 2005. That said, with investors fixated on the strength and durability of the economy, we could see a shift in sentiment toward large-cap growth stocks, thereby lending toward more favorable conditions for the Fund.

As always, we will continue to seek promising opportunities within the large-cap growth arena at what we consider to be good value. Since we expect energy prices to remain in the high range, we intend to maintain our emphasis on these stocks, while seeking performance potential at attractive prices in areas such as technology. Regardless of macro conditions, we will continue to adhere to our proven investment process and disciplined approach to stock selection in our pursuit of competitive long-term performance for our valued shareholders.

                                              Portfolio Facts
                                            As of April 29,2005

                                A Share             B Share Institutional Share
                    ------------------- ------------------- -------------------
Ticker                            AAAGX               BBAGX               THLCX
Transfer Agent ID                   027                 077                 060
Net Assets                 $111,708,323         $16,193,548          $5,973,230
NAV                               $4.47               $4.25               $4.73
NAV -- High+        12/29/2004 -- $4.81 12/28/2004 -- $4.59 12/28/2004 -- $5.07
NAV -- Low+          4/20/2005 -- $4.42  4/20/2005 -- $4.20  4/20/2005 -- $4.67

Number of Holdings: 222         +For the period ended April 29, 2005



                      Average Annual Total Returns 2
                           As of April 29,2005

                                                                   From
                                                              Inception
Class A 1                            1-Year       5 Years      10/29/99
------------------------------------------------------------------------
without sales charge                  1.57%      (10.52%)       (6.76%)
with sales charge                   (3.99%)      (11.53%)       (7.71%)

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years      10/29/99
------------------------------------------------------------------------
without sales charge                  0.43%      (11.26%)       (7.46%)
with sales charge                   (3.57%)      (11.26%)       (7.46%)

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years      10/29/99
------------------------------------------------------------------------
Net Asset Value                       2.48%       (9.55%)       (5.78%)


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2
                                          Russell
                          Large Cap          1000      Consumer
                             Growth        Growth         Price
Date                           Fund      Index***       Index**
---------------------------------------------------------------
     October 31, 1999         9,450        10,000        10,000
                 1999         9,908        10,540        10,006
                 1999        10,968        11,636        10,006
                 2000        10,521        11,090        10,030
                 2000        10,905        11,632        10,089
                 2000        11,867        12,465        10,172
                 2000        11,208        11,872        10,178
                 2000        10,607        11,274        10,184
                 2000        11,340        12,128        10,244
                 2000        11,134        11,623        10,262
                 2000        12,079        12,675        10,273
                 2000        11,203        11,476        10,327
                 2000        10,658        10,933        10,345
                 2000         9,318         9,322        10,351
                 2000         9,393         9,026        10,345
                 2001         9,702         9,650        10,410
                 2001         8,161         8,012        10,452
                 2001         7,360         7,140        10,476
                 2001         8,098         8,043        10,517
                 2001         8,047         7,925        10,565
                 2001         7,778         7,741        10,583
                 2001         7,520         7,548        10,553
                 2001         6,913         6,931        10,553
                 2001         6,260         6,238        10,600
                 2001         6,500         6,566        10,565
                 2001         7,130         7,197        10,547
                 2001         7,108         7,183        10,505
                 2002         6,919         7,056        10,529
                 2002         6,575         6,763        10,571
                 2002         6,850         6,997        10,630
                 2002         6,306         6,426        10,681
                 2002         6,174         6,271        10,681
                 2002         5,636         5,691        10,687
                 2002         5,212         5,378        10,699
                 2002         5,235         5,394        10,735
                 2002         4,725         4,834        10,752
                 2002         5,120         5,278        10,779
                 2002         5,384         5,564        10,779
                 2002         4,966         5,180        10,755
                 2003         4,862         5,054        10,803
                 2003         4,822         5,031        10,886
                 2003         4,908         5,125        10,951
                 2003         5,286         5,504        10,928
                 2003         5,550         5,778        10,910
                 2003         5,596         5,858        10,922
                 2003         5,756         6,004        10,934
                 2003         5,905         6,153        10,975
                 2003         5,796         6,087        11,011
                 2003         6,157         6,429        10,999
                 2003         6,203         6,496        10,969
                 2003         6,403         6,721        10,957
                 2004         6,535         6,858        11,011
                 2004         6,581         6,902        11,070
                 2004         6,495         6,774        11,142
                 2004         6,329         6,695        11,177
                 2004         6,472         6,820        11,243
                 2004         6,586         6,905        11,278
                 2004         6,195         6,515        11,261
                 2004         6,152         6,483        11,267
                 2004         6,282         6,544        11,290
                 2004         6,397         6,646        11,350
                 2004         6,670         6,874        11,356
                 2004         6,903         7,144        11,314
                 2005         6,658         6,906        11,338
                 2005         6,687         6,980        11,403
                 2005         6,601         6,853        11,492
       April 29, 2005        $6,428        $6,722       $11,570

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 1000 Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The Russell 1000 Growth Index is an index comprised of those Russell
    1000 Index companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.


[PHOTO OMITTED: MATTHEW D. FINN]

Thrivent Large Cap Value Fund

Matthew D. Finn, Portfolio Manager

The Thrivent Large Cap Value Fund seeks long-term growth of capital by investing primarily in common stocks of large companies.


How did the Fund perform during the six-month period ended April 29, 2005?

We are generally pleased with the Fund's returns for the six-month period ended April 29, 2005, during which the Fund delivered positive performance that outpaced the median of its peer group while trailing its benchmark. For the period under review, Thrivent Large Cap Value Fund returned 5.67% versus the Lipper Large Cap Value Funds Category, which returned 4.87%. The Fund's benchmark, the Russell 1000 Value Index, posted 6.72% for the same time frame. We characterize these results as generally favorable amidst a somewhat challenging environment for the U.S. equity markets overall.

What market conditions were present during the period?

When the period began, U.S. equities were breathing a collective sigh of relief on the heels of definitive resolution of the 2004 presidential election. November and December 2004 brought strong performance for stocks amidst a benign inflation outlook and generally solid corporate earnings expectations. However, with the onset of 2005, conditions shifted. The equity markets became more sensitive to the moves and particularly, the statements, of the Federal Reserve Board (the Fed) as it continued to ward off inflation through a series of interest-rate hikes. As the first quarter ended, the Fed issued language hinting at greater inflationary pressures in the economy than previously expected. As a result, stocks faltered. At the same time, skyrocketing oil prices exerted additional pressure on equities, as did fears of a possible re-valuation of the Chinese yuan. Overall, these factors helped dampen stocks' performance year-to-date, and caused the equity markets to give back most of the gains they posted for the first two months of the review period.

What factors affected Fund performance?

The Fund's overweighted exposure to health care stocks most significantly benefited performance versus the Index, evidenced by holdings such as Medco Health Solutions, which was up dramatically for the portfolio. Many of our hospital-related stocks also performed well, such as HMOs Wellpoint and Aetna. Unfortunately, these gains were not enough to offset the underperformance we suffered from our decisions regarding energy and technology stocks. Our slight underweight in energy stocks, which were among the strongest performers of the period, hurt us, as did our individual stock selection within this sector. Lastly, although our stock selection within the technology sector added to performance, our overweighted exposure to the sector as a whole hurt us, as these stocks underperformed.

The Fund's favorable relative standing versus our peer group was largely driven by our overweighted position in health care, as well as our underexposure to consumer discretionary stocks, which were among the weakest areas of the market for the period. At the same time, our active stock selection within this category boosted performance, evidenced by holdings such as Barnes and Noble, which appreciated substantially for the Fund's portfolio during the period. Finally, the fact that we avoided auto and newspaper stocks helped us versus our peers.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                            25.9%
Industrials                           12.8%
Energy                                11.2%
Health Care                            9.1%
Information Technology                 9.1%
Consumer Discretionary                 9.0%
Consumer Staples                       7.0%
Materials                              4.5%
Telecommunications Services            4.0%
Utilities                              3.3%


Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation                3.7%
Citigroup, Inc.                        3.4%
Bank of America Corporation            3.3%
Nokia Oyj ADR                          2.3%
Cisco Systems, Inc.                    1.8%
Tyco International, Ltd.               1.8%
Medico Health Solutions, Inc.          1.8%
Johnson & Johnson                      1.8%
Time Warner, Inc.                      1.7%
General Electric Company               1.7%

Footnote reads:
These common stocks represent 23.1% of the total investment portfolio.



Footnotes read:
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

What is your outlook?

Our focus remains on seeking and investing in quality companies that offer exceptional value as well as the prospects for improved operating performance that exceed the market's expectations, regardless of economic conditions. As such, we continue to perceive good performance prospects among many health care and technology stocks, and plan to maintain an overweight versus the benchmark. Conversely, we plan to underweight our exposure to utilities stocks. In our view, utilities do not represent exceptional value currently, as these stocks in general have enjoyed several consecutive years of strong performance.

                                     Portfolio Facts
                                   As of April 29,2005

                               A Share             B Share  Institutional Share
                    ------------------  ------------------ --------------------
Ticker                           AAUTX               BBEIX                TLVIX
Transfer Agent ID                  022                 072                  092
Net Assets                $316,007,594         $17,906,595          $25,799,400
NAV                             $13.84              $13.70               $13.91
NAV -- High+        3/7/2005 -- $14.55  3/7/2005 -- $14.41   3/7/2005 -- $14.60
NAV -- Low+        11/2/2004 -- $13.15 11/2/2004 -- $13.03  11/2/2004 -- $13.21

Number of Holdings: 121              +For the period ended April 29, 2005



Average Annual Total Returns 2
As of April 29,2005
                                                                   From
                                                              Inception
Class A 1                            1-Year       5 Years      10/29/99
-----------------------------------------------------------------------
without sales charge                 11.00%       (0.34%)         0.73%
with sales charge                     4.88%       (1.46%)       (0.30%)

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years      10/29/99
-----------------------------------------------------------------------
without sales charge                  9.80%       (1.14%)         0.01%
with sales charge                     5.80%       (1.14%)         0.01%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years      10/29/99
-----------------------------------------------------------------------
Net Asset Value                      11.57%         0.44%         1.50%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                              Large       Russell      S&P 500/
                                Cap          1000         Barra      Consumer
                              Value         Value         Value         Price
Date                           Fund       Index**     Index****      Index***
-----------------------------------------------------------------------------
     October 31, 1999         9,450        10,000        10,000        10,000
                 1999         9,509         9,922         9,941        10,006
                 1999         9,854         9,970        10,315        10,006
                 2000         9,509         9,644         9,987        10,030
                 2000         9,215         8,928         9,363        10,089
                 2000        10,134        10,017        10,339        10,172
                 2000        10,004         9,901        10,270        10,178
                 2000         9,900        10,005        10,302        10,184
                 2000         9,874         9,548         9,895        10,244
                 2000         9,854         9,667        10,093        10,262
                 2000        10,467        10,205        10,770        10,273
                 2000        10,160        10,299        10,768        10,327
                 2000        10,278        10,552        10,969        10,345
                 2000         9,737        10,160        10,407        10,351
                 2000        10,043        10,669        10,942        10,345
                 2001        10,096        10,710        11,407        10,410
                 2001         9,534        10,412        10,651        10,452
                 2001         9,083        10,044        10,230        10,476
                 2001         9,619        10,537        10,924        10,517
                 2001         9,743        10,774        11,039        10,565
                 2001         9,455        10,535        10,681        10,583
                 2001         9,455        10,512        10,496        10,553
                 2001         9,031        10,091         9,890        10,553
                 2001         8,364         9,381         8,951        10,600
                 2001         8,442         9,300         8,951        10,565
                 2001         8,952         9,841         9,519        10,547
                 2001         9,086        10,073         9,665        10,505
                 2002         8,922         9,995         9,400        10,529
                 2002         8,863        10,011         9,316        10,571
                 2002         9,296        10,485         9,794        10,630
                 2002         9,007        10,125         9,303        10,681
                 2002         9,001        10,176         9,340        10,681
                 2002         8,404         9,592         8,752        10,687
                 2002         7,683         8,700         7,806        10,699
                 2002         7,709         8,766         7,860        10,735
                 2002         6,923         7,791         6,962        10,752
                 2002         6,988         8,368         7,541        10,779
                 2002         7,296         8,895         8,070        10,779
                 2002         6,962         8,509         7,651        10,755
                 2003         6,784         8,303         7,442        10,803
                 2003         6,633         8,082         7,239        10,886
                 2003         6,639         8,095         7,230        10,951
                 2003         7,133         8,808         7,944        10,928
                 2003         7,542         9,376         8,528        10,910
                 2003         7,641         9,494         8,590        10,922
                 2003         7,746         9,635         8,781        10,934
                 2003         7,904         9,785         8,971        10,975
                 2003         7,805         9,690         8,809        11,011
                 2003         8,227        10,282         9,410        10,999
                 2003         8,306        10,422         9,495        10,969
                 2003         8,800        11,064        10,081        10,957
                 2004         8,919        11,259        10,259        11,011
                 2004         9,112        11,500        10,491        11,070
                 2004         9,045        11,400        10,418        11,142
                 2004         8,860        11,121        10,161        11,177
                 2004         8,939        11,234        10,278        11,243
                 2004         9,158        11,500        10,501        11,278
                 2004         8,952        11,338        10,301        11,261
                 2004         9,030        11,499        10,412        11,267
                 2004         9,136        11,677        10,609        11,290
                 2004         9,306        11,872        10,769        11,350
                 2004         9,745        12,472        11,294        11,356
                 2004        10,054        12,889        11,662        11,314
                 2005         9,870        12,661        11,378        11,338
                 2005        10,126        13,080        11,584        11,403
                 2005        10,026        12,901        11,378        11,492
       April 29, 2005        $9,834       $12,670       $11,146       $11,570

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Russell 1000 Value Index, the S&P 500/Barra Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes. The composition of the Russell 1000 Value Index serves as a better reflection of the Fund's current investment strategy than does the S&P 500/Barra Value Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

**** The S&P 500/Barra Value Index is an capitalization-weighted index comprised of the lowest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Barra Value Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.


[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Thrivent Large Cap Stock Fund

Frederick L. Plautz, Portfolio Manager

The Thrivent Large Cap Stock Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, the Fund delivered positive performance that edged that of its peer group, while moderately underperforming its benchmark. For the period under review, Thrivent Large Cap Stock Fund returned 2.90%, while the Lipper Large Cap Core Funds Category returned 2.82%. The Fund's benchmark, the S&P 500 Index, posted 3.28% for the same time frame. We consider these results generally satisfactory in a challenging environment for the U.S. equity markets overall.

What market conditions were present during the period?

U.S. large-cap equities posted solid performance in November and December 2004 amidst a benign inflation outlook and generally solid corporate earnings expectations. Conditions shifted, however, in 2005, when equity investors became ultra-sensitive to the moves and particularly, the statements, of the Federal Reserve Board (the Fed) as it continued on its path to price stability through a series of interest-rate hikes. When the Fed issued language hinting at greater inflationary pressures in the economy than previously expected, stocks faltered. Meanwhile, skyrocketing oil prices exerted additional pressure on equities, causing stocks to give back some of the gains they posted in the first two months of the review period.

What factors affected Fund performance?

First, individual stock selection in consumer discretionary stocks most significantly added to performance vis--vis our peers. Homebuilders led the way on better-than-expected earnings resulting from stronger new home sales and higher home prices. Cable-related stocks also fared well for us. Actively avoiding exposure to newspapers and other advertising-related equities also helped, since many of these stocks lagged during this period. Similarly, our decision to underweight our exposure to the underperforming specialty retailers sector, including stocks like Home Depot and Lowe's, added to returns. Finally, the Fund's gaming stocks provided considerable support to performance, with stocks such as MGM Mirage performing well due to robust consumer demand.

While we benefited from our overall exposure to the strongest industry sector for the period -- energy -- we lost some performance due to the composition of that allocation. We missed out on the solid performance of oil refinery company stocks, which were lifted by rising energy prices this period. Also, our stock selection among oil services companies did not meet our expectations, as our underweighted exposure to stocks such as Halliburton, which enjoyed a solid turnaround during the period, hurt returns. Likewise, de-emphasizing aerospace/defense stocks suppressed performance versus the benchmark. For example, Boeing performed quite well and is a large presence in the Index.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                     16.1%
Information Technology                         15.0%
Health Care                                    14.1%
Consumer Discretionary                         13.3%
Industrials                                    10.0%
Energy                                          8.0%
Consumer Staples                                7.8%
Materials                                       3.2%
Telecommunications Services                     2.1%
Miscellaneous                                   1.9%


Top 10 Holdings
(% of Portfolio)

Exxon Mobil Corporation                         3.3%
Microsoft Corporation                           3.2%
General Electric Company                        2.7%
Citigroup, Inc.                                 2.6%
Johnson & Johnson                               2.2%
S&P 500 Large Index Depository Receipts         1.9%
Bank of America Corporation                     1.9%
Pfizer, Inc.                                    1.9%
Procter & Gamble Company                        1.7%
American International Group, Inc.              1.7%

Footnote reads:
These common stocks represent 23.1% of the total investment portfolio.



Footnotes read:
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

On the positive side, our stock selection in health care -- the second strongest performing sector for the market this period -- helped support returns versus the benchmark.

What is your outlook?

We remain cautiously optimistic as we position the Fund for the balance of 2005. The markets seem hinged on the rate of inflation, the health of the economy and on energy prices, all factors that will likely help drive equity prices in the months ahead. That said, our disciplined investment process is driven by a bottom-up, individual stock selection model that seeks high price performance potential regardless of macro-economic or market conditions. We intend to stay fully invested in companies that offer solid fundamentals at what we believe to be attractive prices in our pursuit of long-term, competitive performance for our valued shareholders.

                                  Portfolio Facts
                               As of April 29,2005

                               A Share             B Share  Institutional Share
                   -------------------  ------------------  -------------------
Ticker                           AALGX               BBLGX                IILGX
Transfer Agent ID                  017                 067                  090
Net Assets              $3,368,731,765        $101,985,038         $117,227,415
NAV                             $24.48              $22.77               $24.62
NAV -- High+        3/7/2005 -- $26.08  3/7/2005 -- $24.28   3/7/2005 -- $26.21
NAV -- Low+        11/2/2004 -- $23.93 11/2/2004 -- $22.22  11/2/2004 -- $24.06

Number of Holdings: 164              +For the period ended April 29, 2005


                    Average Annual Total Returns 2
                        As of April 29,2005

Class A 1                            1-Year       5 Years      10 Years
-----------------------------------------------------------------------
without sales charge                  4.21%       (3.29%)         9.58%
with sales charge                    (1.53%)      (4.38%)         8.96%

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years      1/8/1997
-----------------------------------------------------------------------
without sales charge                  3.22%       (4.31%)         6.06%
with sales charge                    (0.09%)      (4.31%)         6.06%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       4.69%       (2.87%)         4.34%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                              Large
                                Cap                    Consumer
                              Stock       S&P 500         Price
Date                           Fund       Index**       Index**
---------------------------------------------------------------
       April 30, 1995         9,450        10,000        10,000
                 1995         9,778        10,400        10,020
                 1995         9,904        10,641        10,039
                 1995        10,240        10,994        10,039
                 1995        10,197        11,022        10,066
                 1995        10,681        11,487        10,086
                 1995        10,625        11,446        10,119
                 1995        11,023        11,948        10,112
                 1995        11,146        12,178        10,105
                 1996        11,608        12,593        10,165
                 1996        11,627        12,710        10,197
                 1996        11,608        12,832        10,250
                 1996        11,893        13,021        10,290
                 1996        12,152        13,357        10,309
                 1996        12,143        13,408        10,316
                 1996        11,596        12,816        10,336
                 1996        11,838        13,086        10,355
                 1996        12,683        13,822        10,388
                 1996        12,836        14,204        10,421
                 1996        13,853        15,277        10,441
                 1996        13,604        14,975        10,441
                 1997        14,484        15,910        10,474
                 1997        14,337        16,035        10,507
                 1997        13,651        15,376        10,533
                 1997        14,337        16,294        10,546
                 1997        15,298        17,286        10,540
                 1997        15,989        18,060        10,553
                 1997        17,146        19,498        10,566
                 1997        16,303        18,405        10,586
                 1997        17,012        19,413        10,612
                 1997        16,825        18,765        10,639
                 1997        17,593        19,634        10,632
                 1997        18,170        19,971        10,619
                 1998        18,219        20,192        10,639
                 1998        19,659        21,648        10,658
                 1998        20,477        22,756        10,678
                 1998        20,714        22,985        10,698
                 1998        20,106        22,590        10,718
                 1998        21,379        23,508        10,731
                 1998        21,099        23,257        10,744
                 1998        17,894        19,895        10,757
                 1998        19,105        21,169        10,770
                 1998        20,602        22,891        10,797
                 1998        21,757        24,279        10,797
                 1998        23,293        25,678        10,790
                 1999        24,431        26,751        10,816
                 1999        23,926        25,920        10,829
                 1999        24,780        26,957        10,862
                 1999        25,520        28,001        10,941
                 1999        25,057        27,340        10,941
                 1999        26,387        28,857        10,941
                 1999        25,725        27,956        10,974
                 1999        25,091        27,818        11,001
                 1999        24,828        27,056        11,053
                 1999        26,529        28,768        11,073
                 1999        27,134        29,352        11,080
                 1999        28,559        31,081        11,080
                 2000        27,102        29,520        11,106
                 2000        26,215        28,961        11,172
                 2000        28,689        31,794        11,264
                 2000        27,888        30,838        11,271
                 2000        27,925        30,205        11,277
                 2000        28,735        30,949        11,343
                 2000        28,215        30,466        11,363
                 2000        29,436        32,358        11,376
                 2000        28,302        30,650        11,435
                 2000        28,815        30,520        11,455
                 2000        27,536        28,114        11,462
                 2000        28,248        28,251        11,455
                 2001        28,040        29,254        11,527
                 2001        26,644        26,586        11,573
                 2001        25,324        24,902        11,600
                 2001        26,720        26,837        11,646
                 2001        26,498        27,017        11,699
                 2001        25,563        26,359        11,718
                 2001        25,055        26,100        11,685
                 2001        23,475        24,466        11,685
                 2001        21,872        22,490        11,738
                 2001        22,504        22,919        11,699
                 2001        23,937        24,678        11,679
                 2001        24,306        24,894        11,633
                 2002        23,936        24,531        11,659
                 2002        23,473        24,058        11,705
                 2002        24,353        24,962        11,771
                 2002        23,018        23,449        11,837
                 2002        22,887        23,276        11,837
                 2002        21,138        21,618        11,843
                 2002        19,494        19,933        11,857
                 2002        19,571        20,064        11,896
                 2002        17,394        17,886        11,916
                 2002        19,008        19,458        11,946
                 2002        19,803        20,603        11,946
                 2002        18,777        19,393        11,919
                 2003        18,413        18,886        11,972
                 2003        18,212        18,602        12,064
                 2003        18,366        18,782        12,137
                 2003        19,643        20,329        12,110
                 2003        20,525        21,399        12,090
                 2003        20,552        21,672        12,104
                 2003        20,838        22,054        12,117
                 2003        21,141        22,483        12,163
                 2003        20,908        22,245        12,202
                 2003        21,854        23,503        12,189
                 2003        21,830        23,710        12,156
                 2003        22,743        24,952        12,143
                 2004        23,124        25,410        12,202
                 2004        23,279        25,763        12,268
                 2004        22,852        25,375        12,347
                 2004        22,635        24,977        12,387
                 2004        22,619        25,319        12,459
                 2004        23,015        25,811        12,499
                 2004        22,233        24,956        12,479
                 2004        22,309        25,056        12,486
                 2004        22,616        25,327        12,512
                 2004        22,922        25,714        12,578
                 2004        23,794        26,754        12,585
                 2004        24,610        27,665        12,539
                 2005        24,147        26,991        12,565
                 2005        24,667        27,558        12,637
                 2005        24,205        27,071        12,736
       April 29, 2005       $23,588       $26,558       $12,822

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Large Cap Index Fund

Kevin R. Brimmer, Portfolio Manager

The Thrivent Large Cap Index Fund seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P 500 Index, adjusting for fees and expenses. The Thrivent Large Cap Index Fund returned 3.14% for the period while the S&P 500 gained 3.28%. By comparison, the Fund's peer group, as represented by the Lipper S&P 500 Index Objective Funds Category, posted a median return of 3.05% over the same time frame.

What market conditions were present during the period?

The overall equity market produced low to moderate returns over the past six months. Factors contributing to this mediocre performance include: continued weakness of the U.S. dollar, inflation fears, rising interest rates and higher energy prices. Investors remained cautious in the face of these market conditions.

For the first time in six years, we started to see the stocks of larger-sized companies outperform the stocks of smaller-sized companies, including a 0.70% outperformance of the S&P 500 Index over the S&P SmallCap 600 Index for the six-month period. Over the course of six years' worth of outperformance by small-cap stocks, their relative valuations increased to a point where they were no longer "cheap" compared with large company stocks. Also, since many larger companies are multinational, the weaker U.S. dollar did not negatively affect them as much as smaller companies.

Value-oriented stocks (companies undervalued based on earnings, book value, price-to-earnings ratios) in the S&P 500 Index continued to significantly outperform growth-oriented stocks (companies with consecutive above-average earnings growth) over the past six months, posting a 3.51% return for the S&P Barra Value Index and 3.05% for the S&P Barra Growth Index as of April 29.

On a sector basis, the best performers included health care and energy. The health care sector benefited from the strong performance of managed care companies (HMOs) and long-term care facilities. The energy sector was boosted by continued high oil prices driven by global demand, tight refining capacity and market speculation. Only two sectors-information technology and consumer discretionary-turned in negative absolute returns for the period. Continued poor performance in the computer systems industry and almost all of the semiconductor-related industries (equipment, chips, boards) accounted for much of the technology underperformance. Higher gas prices and rising interest rates have reduced the discretionary buying power of many consumers, especially within the lower- and middle-income brackets.

What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The S&P 500 Index is widely regarded as the best gauge of the U.S. large-cap equities market and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs, and minor differences in portfolio composition.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                            19.5%
Information Technology                14.1%
Health Care                           13.3%
Industrials                           11.4%
Consumer Discretionary                10.4%
Consumer Staples                       9.6%
Energy                                 8.3%
Utilities                              3.3%
Telecommunications Services            3.1%
Materials                              3.0%


Top 10 Holdings
(% of Portfolio)

General Electric Company               3.5%
Exxon Mobil Corporation                3.4%
Citigroup, Inc.                        2.3%
Microsoft Corporation                  2.2%
Johnson & Johnson                      1.9%
Pfizer, Inc.                           1.9%
Bank of America Corporation            1.7%
Intel Corporation                      1.4%
Procter & Gamble Company               1.3%
Altria Group, Inc.                     1.2%


Footnote read:
These common stocks represent 20.8% of the total investment portfolio.



Footnotes read:
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

We continue to be cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy continues to grow (although at a lower rate than in the previous two years) and the job market is steadily improving (with the jobless rate falling to its lowest level since September 2001). On the negative side, high oil prices and inflationary fears could continue their stifling effect on consumer spending and cause economic growth to stall, while the Fed continues to raise interest rates to curb inflation.

From a market capitalization perspective, we expect to see some rebound in performance from large-cap stocks, presuming that high-quality large-caps will be the leaders in the rising interest rate environment. In conclusion, the Thrivent Large Cap Index Fund should continue to match the overall equity market returns due to its broad diversification and exposure to all the market sectors.

                       Portfolio Facts
                     As of April 29,2005

                                                          A Share
                                                ------------------
Ticker                                                       AALCX
Transfer Agent ID                                              031
Net Assets                                             $90,242,647
NAV                                                          $7.95
NAV -- High                                      3/7/2005 -- $8.40
NAV -- Low                                      11/2/2004 -- $7.78

Number of Holdings: 502       +For the period ended April 29, 2005


            Average Annual Total Returns 2
                  As of April 29,2005
                                                     From
                                                Inception
Class A1                            1-Year       7/1/2000
----------------------------------------------------------
without sales charge                  5.84%       (4.09%)
with sales charge                     0.06%       (5.21%)


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                              Large
                                Cap                    Consumer
                              Index       S&P 500         Price
Date                           Fund      Index***       Index**
---------------------------------------------------------------
         July 1, 2000         9,450        10,000        10,000
                 2000         9,270         9,743        10,017
                 2000         9,828        10,348        10,029
                 2000         9,299         9,802        10,081
                 2000         9,223         9,761        10,099
                 2000         8,477         8,991        10,104
                 2000         8,514         9,035        10,099
                 2001         8,779         9,356        10,163
                 2001         7,966         8,503        10,203
                 2001         7,456         7,964        10,226
                 2001         8,023         8,583        10,267
                 2001         8,061         8,640        10,313
                 2001         7,853         8,430        10,331
                 2001         7,768         8,347        10,302
                 2001         7,277         7,825        10,302
                 2001         6,691         7,193        10,348
                 2001         6,804         7,330        10,313
                 2001         7,305         7,892        10,296
                 2001         7,362         7,961        10,255
                 2002         7,248         7,845        10,279
                 2002         7,106         7,694        10,319
                 2002         7,362         7,983        10,377
                 2002         6,917         7,499        10,435
                 2002         6,851         7,444        10,435
                 2002         6,360         6,914        10,441
                 2002         5,878         6,375        10,453
                 2002         5,916         6,417        10,488
                 2002         5,283         5,720        10,505
                 2002         5,736         6,223        10,531
                 2002         6,057         6,589        10,531
                 2002         5,703         6,202        10,508
                 2003         5,551         6,040        10,554
                 2003         5,466         5,949        10,636
                 2003         5,494         6,007        10,700
                 2003         5,978         6,501        10,676
                 2003         6,282         6,843        10,659
                 2003         6,367         6,931        10,671
                 2003         6,472         7,053        10,682
                 2003         6,595         7,190        10,723
                 2003         6,519         7,114        10,758
                 2003         6,889         7,517        10,746
                 2003         6,946         7,583        10,717
                 2003         7,299         7,980        10,705
                 2004         7,433         8,126        10,758
                 2004         7,538         8,239        10,816
                 2004         7,423         8,115        10,885
                 2004         7,299         7,988        10,920
                 2004         7,393         8,097        10,984
                 2004         7,538         8,255        11,019
                 2004         7,278         7,981        11,002
                 2004         7,307         8,013        11,007
                 2004         7,384         8,100        11,031
                 2004         7,490         8,224        11,089
                 2004         7,788         8,556        11,095
                 2004         8,055         8,848        11,054
                 2005         7,851         8,632        11,077
                 2005         8,026         8,813        11,141
                 2005         7,881         8,658        11,228
       April 29, 2005        $7,725        $8,493       $11,304

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. "S&P 500[R]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.



[PHOTO OMITTED: KEVIN R. BRIMMER]

Thrivent Large Cap Index Fund-I

Kevin R. Brimmer, Portfolio Manager

The Thrivent Large Cap Index Fund-I seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, we are pleased to report that we achieved the Fund's objective of providing results in line with the S&P 500 Index, adjusting for fees and expenses. The Thrivent Large Cap Index Fund-I returned 3.16% for the period while the S&P 500 gained 3.28%. By comparison, the Fund's peer group, as represented by the Lipper S&P 500 Index Objective Funds Category, posted a median return of 3.05% over the same time frame.

What market conditions were present during the period?

The overall equity market produced low to moderate returns over the past six months. Factors contributing to this mediocre performance include: continued weakness of the U.S. dollar, inflation fears, rising interest rates and higher energy prices. Investors remained cautious in the face of these market conditions.

For the first time in six years, we started to see the stocks of larger-sized companies outperform the stocks of smaller-sized companies, including a 0.70% outperformance of the S&P 500 Index over the S&P SmallCap 600 Index for the six-month period. Over the course of six years' worth of outperformance by small-cap stocks, their relative valuations increased to a point where they were no longer "cheap" compared with large company stocks. Also, since many larger companies are multinational, the weaker U.S. dollar did not negatively affect them as much as smaller companies.

Value-oriented stocks (companies undervalued based on earnings, book value, price-to-earnings ratios) in the S&P 500 Index continued to significantly outperform growth-oriented stocks (companies with consecutive above-average earnings growth) over the past six months, posting a 3.51% return for the S&P Barra Value Index and 3.05% for the S&P Barra Growth Index as of April 29.

On a sector basis, the best performers included health care and energy. The health care sector benefited from the strong performance of managed care companies (HMOs) and long-term care facilities. The energy sector was boosted by continued high oil prices driven by global demand, tight refining capacity and market speculation. Only two sectors -- information technology and consumer discretionary -- turned in negative absolute returns for the period. Continued poor performance in the computer systems industry and almost all of the semiconductor-related industries (equipment, chips, boards) accounted for much of the technology underperformance. Higher gas prices and rising interest rates have reduced the discretionary buying power of many consumers, especially within the lower- and middle-income brackets.

What factors affected the Fund's performance?

Because we use an indexing approach to manage the Fund, we have no active stock selection process. Our goal is to maintain a fully invested portfolio that replicates the composition and performance of the S&P 500 Index, while keeping transaction costs to a minimum. The S&P 500 Index is widely regarded as the best gauge of the U.S. large-cap equities market and covers all major market sectors. As is typically the case with index funds, variances in performance relative to the Index are a result of expenses, transaction costs, and minor differences in portfolio composition.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                            20.0%
Information Technology                14.4%
Health Care                           13.6%
Industrials                           11.7%
Consumer Discretionary                10.5%
Consumer Staples                       9.8%
Energy                                 8.3%
Utilities                              3.4%
Telecommunications Services            3.1%
Materials                              3.0%


Top 10 Holdings
(% of Portfolio)

General Electric Company               3.6%
Exxon Mobil Corporation                3.4%
Citigroup, Inc.                        2.3%
Microsoft Corporation                  2.2%
Johnson & Johnson                      1.9%
Pfizer, Inc.                           1.9%
Bank of America Corporation            1.7%
Intel Corporation                      1.4%
Procter & Gamble Company               1.3%
American International Group, Inc.     1.3%


Footnote reads:
These common stocks represent 21.0% of the total investment portfolio.



Footnotes read:
Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.


What is your outlook?

We continue to be cautiously optimistic about our outlook for the stock market in the near term. On the positive side, the economy continues to grow (although at a lower rate than in the previous two years) and the job market is steadily improving (with the jobless rate falling to its lowest level since September 2001). On the negative side, high oil prices and inflationary fears could continue their stifling effect on consumer spending and cause economic growth to stall, while the Fed continues to raise interest rates to curb inflation.

From a market capitalization perspective, we expect to see some rebound in performance from large-cap stocks, presuming that high-quality large-caps will be the leaders in the rising interest rate environment. In conclusion, the Thrivent Large Cap Index Fund-I should continue to match the overall equity market returns due to its broad diversification and exposure to all the market sectors.

                      Portfolio Facts
                    As of April 29,2005

                                                Institutional Share
                                               --------------------
Ticker                                                        IILCX
Transfer Agent ID                                               096
Net Assets                                              $30,593,627
NAV                                                           $7.89
NAV -- High+                                    12/28/2004 -- $8.35
NAV -- Low+                                      4/20/2005 -- $7.75

Number of Holdings: 502        +For the period ended April 29, 2005


                      Average Annual Total Returns 2
                          As of April 29,2005
                                                                    From
                                                               Inception
Institutional Class 1                 1-Year        5-Year    12/31/1999
-------------------------------------------------------------------------
Net Asset Value                        6.03%       (3.32%)       (3.21%)



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares* 2

                              Large
                                Cap                    Consumer
                              Index       S&P 500         Price
Date                         Fund-I      Index***       Index**
---------------------------------------------------------------
    December 31, 1999        10,000        10,000        10,000
                 2000         9,530         9,498        10,024
                 2000         9,360         9,318        10,083
                 2000        10,270        10,229        10,166
                 2000         9,950         9,922        10,172
                 2000         9,740         9,718        10,178
                 2000         9,990         9,958        10,238
                 2000         9,840         9,802        10,255
                 2000        10,450        10,411        10,267
                 2000         9,900         9,861        10,321
                 2000         9,850         9,819        10,339
                 2000         9,070         9,045        10,345
                 2000         9,113         9,089        10,339
                 2001         9,426         9,412        10,404
                 2001         8,558         8,554        10,446
                 2001         8,023         8,012        10,469
                 2001         8,639         8,634        10,511
                 2001         8,690         8,692        10,559
                 2001         8,488         8,481        10,576
                 2001         8,397         8,397        10,547
                 2001         7,872         7,872        10,547
                 2001         7,236         7,236        10,594
                 2001         7,347         7,374        10,559
                 2001         7,902         7,940        10,541
                 2001         7,965         8,009        10,499
                 2002         7,853         7,892        10,523
                 2002         7,700         7,740        10,564
                 2002         7,985         8,031        10,624
                 2002         7,497         7,544        10,683
                 2002         7,446         7,489        10,683
                 2002         6,918         6,955        10,689
                 2002         6,390         6,413        10,701
                 2002         6,431         6,455        10,737
                 2002         5,740         5,754        10,755
                 2002         6,238         6,260        10,781
                 2002         6,593         6,629        10,781
                 2002         6,207         6,239        10,758
                 2003         6,043         6,076        10,805
                 2003         5,950         5,985        10,888
                 2003         5,991         6,043        10,954
                 2003         6,496         6,540        10,930
                 2003         6,835         6,885        10,912
                 2003         6,918         6,973        10,924
                 2003         7,031         7,096        10,936
                 2003         7,165         7,234        10,978
                 2003         7,082         7,157        11,013
                 2003         7,484         7,562        11,001
                 2003         7,535         7,628        10,972
                 2003         7,935         8,028        10,960
                 2004         8,072         8,175        11,013
                 2004         8,187         8,289        11,073
                 2004         8,061         8,164        11,144
                 2004         7,925         8,036        11,180
                 2004         8,030         8,146        11,245
                 2004         8,187         8,304        11,281
                 2004         7,914         8,029        11,263
                 2004         7,946         8,061        11,269
                 2004         8,019         8,149        11,293
                 2004         8,145         8,273        11,352
                 2004         8,471         8,608        11,358
                 2004         8,754         8,901        11,317
                 2005         8,541         8,684        11,340
                 2005         8,722         8,867        11,406
                 2005         8,562         8,710        11,495
       April 29, 2005        $8,402        $8,545       $11,572

Footnotes read:

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects Fund expenses, net of any reimbursements, while the Consumer Price Index and the S&P 500 Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. "S&P 500[R]" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.



Thrivent Balanced Fund

The Thrivent Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

How did the Fund perform during the six-month period ended April 29, 2005?

The Thrivent Balanced Fund gained 0.63% during the reporting period, underperforming its Lipper peer group and equity and fixed income benchmarks. The Lipper Balanced Funds Category posted a median return of 2.55%. The Fund's equity and fixed income benchmarks, the S&P 1500 Index and the Lehman U.S. Aggregate Bond Index, advanced 3.47% and 0.98%, respectively, for the six months.

What market conditions were present during the period?

Although stocks and bonds advanced in the full period, the investment climate experienced a dramatic shift over the six months. Stocks gained in late 2004 and into the early part of 2005. However, later in the period the equity markets succumbed to deteriorating investor psychology that was driven by a strong advance in oil prices, an uptick in reported inflation, continued increases in short-term interest rates and concerns over an apparent slowdown in economic growth. Beginning in March, stock prices staged a somewhat significant correction which lasted through the end of April. In the Treasury market, the yield curve flattened as the Federal Reserve Board raised short-term rates, narrowing the difference between shorter and longer rates.

With these factors as a backdrop, high-quality, large-capitalization stocks were the top performers in the equity market. On the fixed-income side, high-quality and longer duration bonds, particularly Treasuries and mortgage-backed securities, outperformed. Mid- and small-cap stocks and lower quality segments of the fixed-income markets such as corporate and high-yield bonds experienced significant selling pressure.

What factors affected the Fund's performance?

A number of factors limited returns in the Fund during the period. A significant component of the Fund's underperformance was stock selection in the equity portfolio, exacerbated by investors' increased risk aversion late in the period. Holdings in areas such as industrial/airlines (Northwest Airlines), information technology (software companies SeeBeyond Technologies and Loudeye) and financials (Doral Financial) were the primary cause of our shortfall during the period. While our energy stocks provided good absolute returns, they did not outperform on a relative basis. However, good security selection in specialty retail stocks (Gamestop) and a lack of exposure to the unusually weak automobile segment helped mitigate some of the poor performance. The Fund's fixed-income portfolio also underperformed the benchmark and peer group. The primary reasons were our slightly shorter duration stance and our corporate bond holdings, which performed poorly when this segment of the market sold off late in the period.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Financials                                            14.0%
Information Technology                                 8.5%
Health Care                                            7.5%
Consumer Discretionary                                 7.3%
Industrials                                            7.0%
Mortgage-Backed Securities                             6.2%
Asset-Backed Securities                                5.6%
Consumer Staples                                       5.1%
Energy                                                 4.6%
Utilities                                              3.7%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                    2.6%
Federal National Mortgage Association
30-Yr. Conventional                                    1.8%
Federal National Mortgage Association
15-Yr. Conventional                                    1.7%
U.S. Treasury Notes                                    1.7%
U.S. Treasury Notes                                    1.3%
Citigroup, Inc.                                        1.2%
Exxon Mobil Corporation                                1.1%
Residential Asset Securities Corporation               1.1%
Johnson & Johnson                                      1.0%
Bank of America Corporation                            0.9%


Footnote reads:
These common stocks and long term fixed income securities represent 14.4% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Top 10 Holdings are subject to change.

Top Industries represent long term non-government holdings.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

What is your outlook?

We expect the current economic softness to be short-lived and momentum to improve in the second half of 2005. Oil prices are likely to peak in the intermediate term and fall to the mid-$40/barrel range. We believe inflation, while rising cyclically, will remain under control which should allow the Fed to moderate its pace of rate increases later in the year. We anticipate that the budget and trade deficits will fall slightly from their very high levels which should take some pressure off the markets. However, a significant improvement or a further deterioration is unlikely in this cycle.

Our equity market outlook calls for a recovery in stock prices in the second half of the year. On the fixed-income side, we believe the yield curve has done the majority of its flattening. Therefore, we've moved away from a targeted approach focused on intermediate-term securities to a more balanced approach across all maturities. Our forecast has also caused us to modestly reduce our exposure to lower-quality corporate bonds in favor of Treasuries and commercial mortgage-backed securities.

                                        Portfolio Facts
                                      As of April 29,2005

                             A Share             B Share  Institutional Share
                  ------------------ -------------------- -------------------
Ticker                         AABFX                BBBFX                IBBFX
Transfer Agent ID                026                  085                  056
Net Assets              $277,657,795          $14,535,373         $101,258,452
NAV                           $11.59               $11.54               $11.58
NAV -- High+    12/15/2004 -- $12.32 12/15/2004 -- $12.25 12/15/2004 -- $12.32
NAV -- Low+      4/28/2005 -- $11.54  4/28/2005 -- $11.49  4/28/2005 -- $11.53

Number of Holdings: 353             +For the period ended April 29, 2005


Average Annual Total Returns 2
As of April 29,2005
                                                                    From
                                                               Inception
Class A 1                             1-Year       5 Years    12/29/1997
-----------------------------------------------------------------------
without sales charge                   2.85%         1.09%         4.41%
with sales charge                    (2.82%)       (0.04%)         3.61%

                                                                    From
                                                               Inception
Class B 1                            1-Year       5 Years     12/29/1997
-----------------------------------------------------------------------
without sales charge                   1.85%         0.18%         3.77%
with sales charge                   (2.13%)         0.18%          3.77%

                                                                    From
                                                               Inception
Institutional Class                  1-Year       5 Years     12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       3.34%         1.54%          4.80%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                                                                       Lehman
                                                                     Brothers      Consumer
                           Balanced       S&P 500      S&P 1500     Aggregate         Price
    Date                       Fund     Index****      Index***  Bond Index**    Index*****
-------------------------------------------------------------------------------------------
    December 29, 1997         9,450        10,000        10,000        10,000        10,000
                 1997         9,450        10,195        10,180        10,008         9,988
                 1998         9,507        10,263        10,293        10,136        10,006
                 1998         9,932        11,022        11,035        10,129        10,025
                 1998        10,175        11,573        11,599        10,164        10,043
                 1998        10,241        11,697        11,716        10,217        10,062
                 1998        10,099        11,445        11,515        10,314        10,080
                 1998        10,502        11,855        11,982        10,401        10,093
                 1998        10,426        11,670        11,855        10,423        10,105
                 1998         9,569         9,921        10,143        10,593        10,118
                 1998        10,024        10,581        10,793        10,841        10,130
                 1998        10,416        11,435        11,670        10,783        10,155
                 1998        10,722        12,114        12,377        10,845        10,155
                 1998        11,155        12,878        13,090        10,877        10,149
                 1999        11,481        13,311        13,637        10,955        10,173
                 1999        11,270        12,853        13,213        10,764        10,186
                 1999        11,519        13,346        13,742        10,823        10,217
                 1999        11,721        13,911        14,274        10,858        10,291
                 1999        11,548        13,629        13,937        10,762        10,291
                 1999        11,829        14,384        14,710        10,728        10,291
                 1999        11,655        13,955        14,251        10,683        10,322
                 1999        11,499        13,840        14,180        10,677        10,347
                 1999        11,489        13,470        13,792        10,801        10,396
                 1999        11,908        14,285        14,664        10,841        10,415
                 1999        12,065        14,615        14,963        10,840        10,421
                 1999        12,378        15,485        15,844        10,788        10,421
                 2000        12,024        14,739        15,048        10,753        10,446
                 2000        11,877        14,612        14,763        10,883        10,508
                 2000        12,489        15,963        16,207        11,026        10,594
                 2000        12,281        15,482        15,720        10,994        10,601
                 2000        12,271        15,169        15,397        10,989        10,607
                 2000        12,552        15,549        15,777        11,218        10,669
                 2000        12,482        15,333        15,530        11,320        10,687
                 2000        12,811        16,345        16,494        11,484        10,700
                 2000        12,592        15,543        15,624        11,556        10,755
                 2000        12,743        15,449        15,558        11,633        10,774
                 2000        12,522        14,225        14,331        11,823        10,780
                 2000        12,788        14,407        14,401        12,042        10,774
                 2001        12,808        14,905        14,912        12,239        10,842
                 2001        12,525        13,596        13,552        12,346        10,885
                 2001        12,295        12,729        12,694        12,408        10,910
                 2001        12,662        13,744        13,680        12,356        10,954
                 2001        12,621        13,858        13,772        12,431        11,003
                 2001        12,381        13,565        13,437        12,478        11,022
                 2001        12,371        13,424        13,305        12,757        10,991
                 2001        12,011        12,629        12,472        12,903        10,991
                 2001        11,654        11,545        11,465        13,053        11,040
                 2001        11,933        11,803        11,683        13,326        11,003
                 2001        12,316        12,702        12,579        13,143        10,985
                 2001        12,402        12,875        12,690        13,059        10,941
                 2002        12,319        12,706        12,505        13,165        10,966
                 2002        12,194        12,480        12,263        13,292        11,009
                 2002        12,361        12,998        12,725        13,071        11,071
                 2002        12,027        12,306        11,953        13,325        11,133
                 2002        12,027        12,190        11,865        13,438        11,133
                 2002        11,536        11,329        11,020        13,554        11,139
                 2002        11,053        10,404        10,161        13,718        11,152
                 2002        11,148        10,471        10,228        13,949        11,189
                 2002        10,504         9,374         9,117        14,175        11,207
                 2002        11,011        10,146         9,919        14,110        11,235
                 2002        11,264        10,740        10,502        14,106        11,235
                 2002        10,993        10,132         9,886        14,398        11,211
                 2003        10,877         9,862         9,627        14,411        11,260
                 2003        10,877         9,702         9,482        14,610        11,347
                 2003        10,927         9,794         9,574        14,598        11,415
                 2003        11,438        10,593        10,363        14,719        11,390
                 2003        11,842        11,185        10,908        14,993        11,372
                 2003        11,853        11,333        11,047        14,963        11,384
                 2003        11,821        11,562        11,242        14,460        11,397
                 2003        11,949        11,824        11,461        14,556        11,440
                 2003        11,991        11,686        11,340        14,941        11,477
                 2003        12,281        12,378        11,981        14,802        11,465
                 2003        12,292        12,527        12,086        14,837        11,434
                 2003        12,636        13,128        12,720        14,988        11,421
                 2004        12,809        13,378        12,953        15,109        11,477
                 2004        12,916        13,578        13,133        15,272        11,539
                 2004        12,813        13,409        12,935        15,387        11,613
                 2004        12,607        13,172        12,732        14,987        11,651
                 2004        12,575        13,361        12,906        14,927        11,719
                 2004        12,742        13,643        13,157        15,011        11,756
                 2004        12,459        13,164        12,721        15,160        11,737
                 2004        12,557        13,203        12,772        15,449        11,744
                 2004        12,700        13,387        12,911        15,491        11,768
                 2004        12,886        13,594        13,108        15,621        11,830
                 2004        13,180        14,190        13,638        15,496        11,837
                 2004        13,503        14,676        14,102        15,639        11,793
                 2005        13,347        14,318        13,759        15,737        11,818
                 2005        13,526        14,638        14,048        15,644        11,886
                 2005        13,280        14,383        13,799        15,564        11,979
       April 29, 2005       $12,967       $14,065       $13,538       $15,774       $12,060




Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The S&P 1500 Index is an index that represents the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: PAUL J. OCENASEK]

Thrivent High Yield Fund

Paul J. Ocenasek, Portfolio Manager

The Thrivent High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in a diversified portfolio of high-yield ("junk") corporate bonds.*

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, Thrivent High Yield Fund's slightly negative return compared favorably versus the median of its peer group, but failed to keep pace with its benchmark. For the period under review, the Fund returned -0.14%, while the Lipper High Current Yield Funds Category returned -0.39%. The Lehman Brothers U.S. Corporate High Yield Bond Index returned 0.08% for the same time frame. We find these results generally satisfactory, given that the Fund performed relatively well during the sharp sell-off the high-yield bond market experienced late in the period.

What market conditions were present during the period?

As the Federal Reserve Board (the Fed) continued to hike short-term interest rates, it issued a statement late in the first quarter that signaled heightened inflation risks for the U.S. economy. Investors reacted by shunning risk and engaging in a sharp sell-off that drove down high-yield bond prices and widened out the "spread," or difference, between the yields on high-yield bonds and those of comparable Treasuries.

In addition, the decline of General Motors' outstanding debt to junk status sparked fears of overall deterioration in the corporate bond market, while posing liquidity concerns for the high-yield sector. Spiking oil prices late in the period further squeezed the high-yield sector due to the implications skyrocketing energy costs have for the economy as a whole. In general, macro events that unfolded in 2005 seemed to unravel the gains high-yield bonds enjoyed throughout most of 2004.

What factors affected Fund performance?

The Fund's strong relative standing vis--vis its Lipper peer group was largely due to our decision to significantly underweight our exposure to auto and airline bonds, as well as to CCC-rated, or riskier, credits. Although this positioning detracted from returns slightly in the beginning of the period, it substantially benefited Fund performance versus our peers when the market engaged in a widespread sell-off of these bonds in March and April. Likewise, our decision to largely avoid the apparel retail sector definitively supported performance, since in doing so we managed to avoid the merger and acquisition activity (and the risk associated with these events) affecting some retailers over the period.

Detracting from performance versus our benchmark was the fact that we held a greater exposure to larger, more liquid issues than the smaller, less liquid high-yield debt securities that the Index has the latitude to hold. Unfortunately, these larger issues suffered from investors' mounting concerns regarding credit risk, and endured more of a sell-off than did smaller, less liquid bonds. As a result, this exposure overall detracted from our performance versus the benchmark.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services            17.8%
Consumer Cyclical                  15.3%
Basic Materials                    11.7%
Utilities                           9.9%
Capital Goods                       9.1%
Consumer Non-Cyclical               7.4%
Energy                              4.1%
Technology                          2.9%
Transportation                      1.9%
Financials                          1.8%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                 0.0%
Aa                                  0.2%
A                                   0.0%
Baa                                 1.8%
Ba                                 29.1%
B                                  58.7%
Caa                                 5.5%
Ca                                  0.0%
C                                   0.0%
D                                   0.0%
Not Rated                           4.7%

* High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Moody's Bond Quality Ratings Distributions are subject to change.


What is your outlook?

The recent correction in the high-yield bond market, in our opinion, has served to bring it closer to what we perceive is fair value. That said, upward pressure on spreads is likely for the balance of 2005, since spreads tend to widen out following the end of a series of Fed rate increases. With the large amount of low-quality issuance in the market currently, we would not be surprised to see default rates creep up over the next few years.

Given this outlook, we have established a defensive posture in the Fund's portfolio. We've reduced our exposure to more subordinated bonds and have used the proceeds to buy senior issues, which potentially offer additional protection from default. In addition, we've added more BB-rated exposure, since these bonds tend to lead a recovery in the high-yield sector. At the same time, we plan to capitalize on every appropriate opportunity to capture what we believe to be good value in the high-yield marketplace, seeking bonds that offer solid fundamentals and favorable price/yield performance potential at a good price.

                                          Portfolio Facts
                                        As of April 29,2005

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            LBHYX               LUHBX               LBHIX
Transfer Agent ID                    73                 373                 473
Net Assets                 $581,532,339         $27,637,384         $10,003,354
NAV                               $5.04               $5.04               $5.04
NAV -- High          2/16/2005 -- $5.28   3/7/2005 -- $5.28   3/8/2005 -- $5.29
NAV -- Low           4/29/2005 -- $5.04  4/29/2005 -- $5.04  4/29/2005 -- $5.04

Number of Holdings: 273               +For the period ended April 29, 2005


                        Average Annual Total Returns 2
                           As of April 29,2005

Class A 1                            1-Year       5 Years      10 Years
-----------------------------------------------------------------------
without sales charge                  6.09%         1.22%         4.36%
with sales charge                     1.34%         0.30%         3.88%

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years    10/31/1997
-----------------------------------------------------------------------
without sales charge                  5.20%         0.47%         0.93%
with sales charge                     1.26%         0.47%         0.93%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years    10/31/1997
-----------------------------------------------------------------------
Net Asset Value                       6.52%         1.59%         1.77%




[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**2

                                           Lehman
                                         Brothers
                                             High
                               High         Yield       Consumer
                              Yield          Bond         Price
Date                           Fund       Index**      Index***
---------------------------------------------------------------
       April 28, 1995         9,550        10,000        10,000
                 1995         9,744        10,280        10,020
                 1995         9,797        10,346        10,039
                 1995        10,105        10,476        10,039
                 1995        10,148        10,509        10,066
                 1995        10,235        10,638        10,086
                 1995        10,289        10,704        10,119
                 1995        10,413        10,798        10,112
                 1995        10,567        10,968        10,105
                 1996        10,820        11,161        10,165
                 1996        11,098        11,170        10,197
                 1996        10,990        11,162        10,250
                 1996        11,047        11,187        10,290
                 1996        11,152        11,254        10,309
                 1996        11,066        11,347        10,316
                 1996        10,979        11,400        10,336
                 1996        11,160        11,523        10,355
                 1996        11,527        11,801        10,388
                 1996        11,487        11,892        10,421
                 1996        11,585        12,126        10,441
                 1996        11,725        12,213        10,441
                 1997        11,864        12,332        10,474
                 1997        12,017        12,536        10,507
                 1997        11,639        12,350        10,533
                 1997        11,638        12,480        10,546
                 1997        12,084        12,747        10,540
                 1997        12,414        12,924        10,553
                 1997        12,840        13,279        10,566
                 1997        12,879        13,248        10,586
                 1997        13,271        13,511        10,612
                 1997        13,145        13,523        10,639
                 1997        13,172        13,652        10,632
                 1997        13,305        13,772        10,619
                 1998        13,576        14,020        10,639
                 1998        13,762        14,102        10,658
                 1998        13,935        14,234        10,678
                 1998        13,862        14,291        10,698
                 1998        13,818        14,340        10,718
                 1998        13,877        14,392        10,731
                 1998        13,951        14,474        10,744
                 1998        12,854        13,675        10,757
                 1998        12,673        13,737        10,770
                 1998        12,415        13,455        10,797
                 1998        13,015        14,014        10,797
                 1998        13,047        14,029        10,790
                 1999        13,251        14,237        10,816
                 1999        13,203        14,153        10,829
                 1999        13,347        14,289        10,862
                 1999        13,774        14,565        10,941
                 1999        13,524        14,368        10,941
                 1999        13,616        14,338        10,941
                 1999        13,691        14,395        10,974
                 1999        13,501        14,236        11,001
                 1999        13,428        14,134        11,053
                 1999        13,370        14,040        11,073
                 1999        13,669        14,205        11,080
                 1999        13,967        14,365        11,080
                 2000        13,994        14,303        11,106
                 2000        14,266        14,330        11,172
                 2000        13,994        14,029        11,264
                 2000        13,774        14,052        11,271
                 2000        13,499        13,908        11,277
                 2000        13,727        14,191        11,343
                 2000        13,627        14,299        11,363
                 2000        13,584        14,397        11,376
                 2000        13,298        14,271        11,435
                 2000        12,673        13,814        11,455
                 2000        11,549        13,267        11,462
                 2000        11,689        13,523        11,455
                 2001        12,634        14,536        11,527
                 2001        12,645        14,730        11,573
                 2001        12,083        14,383        11,600
                 2001        11,814        14,204        11,646
                 2001        11,946        14,459        11,699
                 2001        11,526        14,054        11,718
                 2001        11,558        14,261        11,685
                 2001        11,673        14,429        11,685
                 2001        10,882        13,459        11,738
                 2001        11,217        13,792        11,699
                 2001        11,513        14,295        11,679
                 2001        11,487        14,237        11,633
                 2002        11,634        14,336        11,659
                 2002        11,375        14,136        11,705
                 2002        11,603        14,476        11,771
                 2002        11,698        14,702        11,837
                 2002        11,478        14,626        11,837
                 2002        10,727        13,548        11,843
                 2002        10,296        12,956        11,857
                 2002        10,413        13,325        11,896
                 2002        10,224        13,150        11,916
                 2002        10,106        13,036        11,946
                 2002        10,728        13,843        11,946
                 2002        10,686        14,037        11,919
                 2003        10,988        14,504        11,972
                 2003        11,169        14,682        12,064
                 2003        11,493        15,105        12,137
                 2003        12,046        16,001        12,110
                 2003        12,123        16,166        12,090
                 2003        12,481        16,631        12,104
                 2003        12,357        16,448        12,117
                 2003        12,532        16,637        12,163
                 2003        12,850        17,092        12,202
                 2003        13,138        17,437        12,189
                 2003        13,271        17,702        12,156
                 2003        13,581        18,102        12,143
                 2004        13,795        18,448        12,202
                 2004        13,772        18,401        12,268
                 2004        13,840        18,527        12,347
                 2004        13,793        18,400        12,387
                 2004        13,599        18,089        12,459
                 2004        13,781        18,348        12,499
                 2004        13,945        18,597        12,479
                 2004        14,171        18,962        12,486
                 2004        14,369        19,237        12,512
                 2004        14,653        19,585        12,578
                 2004        14,751        19,821        12,585
                 2004        14,906        20,117        12,539
                 2005        14,908        20,090        12,565
                 2005        15,115        20,386        12,637
                 2005        14,770        19,793        12,736
       April 29, 2005       $14,633       $19,600       $12,822

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Lehman Brothers High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: PAUL J. OCENASEK]

Thrivent High Yield Fund II

Paul J. Ocenasek, Portfolio Manager

The Thrivent Partner High Yield Fund seeks high current income and secondary capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as "junk bonds."* The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, Thrivent High Yield Fund II delivered a negative return that slightly trailed those of its benchmark and peer group of similarly managed funds. For the period under review, the Fund returned -0.51%, while the Lipper High Current Yield Funds Category returned -0.39%. The Lehman Brothers U.S. Corporate High Yield Bond Index returned 0.08% for the same time frame. While we are disappointed with our absolute returns this period, we are encouraged by the fact that the Fund performed relatively well during the sharp sell-off the high-yield bond market experienced late in the period.

What market conditions were present during the period?

As the Federal Reserve Board (the Fed) continued to hike short-term interest rates, it issued a statement late in the first quarter that signaled heightened inflation risks for the U.S. economy. Investors reacted by engaging in a sharp sell-off that drove down high-yield bond prices and widened out the "spread," or difference, between the yields on high-yield bonds and those of comparable Treasuries.

In addition, the rapid descent of General Motors' outstanding debt to junk status sparked fears of overall deterioration in the corporate bond market while posing liquidity concerns for the high-yield sector. Finally, spiking oil prices late in the period further squeezed the high-yield sector due to the implications skyrocketing energy costs have for the economy as a whole. In general, macro events that unfolded in 2005 seemed to unravel the gains high-yield bonds enjoyed throughout most of 2004.

What factors affected Fund performance?

The Fund's close-to-median performance vis--vis its Lipper peer group was largely due to our decision to significantly underweight our exposure to auto and airline bonds, which came under pressure over the period and performed poorly. Likewise, our underweighted exposure to CCC-rated, or riskier, credits also helped, as these bonds sold off late in the period when investors' risk aversion mounted due to increased inflation risks in the economy. Finally, our decision to largely avoid the apparel retail sector definitively supported performance, since in doing so we managed to avoid the sluggish performance many of these bonds exhibited over the period.

Detracting from performance versus the benchmark was our overall exposure to larger, more liquid debt securities. Unfortunately, these larger issues were directly impacted by investors' mounting concerns regarding credit risk over the period, and suffered more of a sell-off than did those smaller, less liquid bonds that the Index has the ability to hold. As a result, this exposure overall detracted from our performance versus the benchmark.


[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries
(% of Portfolio)

Communications Services            19.4%
Consumer Cyclical                  15.2%
Basic Materials                     9.7%
Capital Goods                       8.7%
Utilities                           8.3%
Consumer Non-Cyclical               7.1%
Energy                              6.0%
Technology                          1.7%
Financials                          1.4%
Transportation                      1.3%


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                 0.0%
Aa                                  0.0%
A                                   0.0%
Baa                                 1.1%
Ba                                 32.5%
B                                  56.3%
Caa                                 5.8%
Ca                                  0.0%
C                                   0.0%
D                                   0.0%
Not Rated                           4.3%

* High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries and Moody's Bond Quality Ratings Distributions are subject to change.


What is your outlook?

The high-yield market has endured a marked correction which, in our opinion, has served to bring it closer to what we perceive as fair value. That said, upward pressure on spreads is likely for the balance of 2005, since spreads typically widen following a series of Fed rate increases. With the large amount of low-quality issuance in the market currently, we would not be surprised to see default rates creep up as well over the next few years.

In light of our outlook, we have established a defensive posture by selling some of the Fund's more subordinate issues and using the proceeds to buy more senior bonds, which potentially offer additional protection from default. In addition, we've added more BB-rated exposure, since BB-rated bonds tend to lead a recovery in the high-yield sector. At the same time, we plan to capitalize on every appropriate opportunity to capture what we believe to be good value in the high-yield marketplace, through buying select issues that have recently sold off but still offer solid fundamentals and favorable price/yield performance potential.

                                   Portfolio Facts
                                 As of April 29,2005

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AAHYX               BBHYX               THYFX
Transfer Agent ID                   025                 075                 095
Net Assets                 $130,456,852          $4,632,305          $4,056,607
NAV                               $6.44               $6.44               $6.44
NAV -- High+          3/7/2005 -- $6.76   3/7/2005 -- $6.76   3/7/2005 -- $6.76
NAV -- Low+          4/29/2005 -- $6.44  4/29/2005 -- $6.44  4/29/2005 -- $6.44

Number of Holdings: 262               +For the period ended April 29, 2005




                        Average Annual Total Returns 2
                             As of April 29,2005

                                                                    From
                                                               Inception
Class A 1                             1-Year       5 Years      1/8/1997
-------------------------------------------------------------------------
without sales charge                  5.77%         5.34%         3.71%
with sales charge                     0.99%         4.38%         3.14%

                                                                    From
                                                               Inception
Class B 1                             1-Year       5 Years      1/8/1997
-------------------------------------------------------------------------
without sales charge                  4.74%         4.44%          3.26%
with sales charge                     0.80%         4.44%          3.26%

                                                                    From
                                                               Inception
Institutional Class                  1-Year       5 Years     12/29/1997
-------------------------------------------------------------------------
Net Asset Value                       6.24%         5.74%          2.80%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares** 2

                                           Lehman       Merrill
                                         Brothers         Lynch
                                             High          High
                               High         Yield         Yield      Consumer
                              Yield          Bond        Master         Price
Date                        Fund II     Index****      Index***    Index*****
------------------------------------------------------------------------------
      January 8, 1997         9,550        10,000        10,000        10,000
                 1997         9,593        10,098        10,108        10,032
                 1997         9,819        10,265        10,250        10,063
                 1997         9,553        10,112        10,136        10,088
                 1997         9,694        10,218        10,251        10,101
                 1997        10,002        10,437        10,458        10,095
                 1997        10,129        10,582        10,617        10,107
                 1997        10,396        10,872        10,872        10,120
                 1997        10,399        10,848        10,853        10,139
                 1997        10,643        11,063        11,033        10,164
                 1997        10,629        11,072        11,106        10,189
                 1997        10,722        11,178        11,211        10,183
                 1997        10,814        11,276        11,317        10,170
                 1998        10,985        11,479        11,486        10,189
                 1998        11,066        11,547        11,533        10,208
                 1998        11,142        11,655        11,633        10,227
                 1998        11,160        11,701        11,688        10,246
                 1998        11,161        11,742        11,769        10,265
                 1998        11,170        11,784        11,828        10,277
                 1998        11,187        11,851        11,895        10,290
                 1998        10,351        11,197        11,382        10,303
                 1998        10,303        11,247        11,405        10,315
                 1998        10,070        11,017        11,217        10,340
                 1998        10,602        11,474        11,728        10,340
                 1998        10,571        11,487        11,732        10,334
                 1999        10,675        11,657        11,848        10,359
                 1999        10,519        11,589        11,758        10,372
                 1999        10,558        11,699        11,859        10,404
                 1999        10,718        11,926        12,044        10,479
                 1999        10,533        11,764        11,961        10,479
                 1999        10,511        11,739        11,938        10,479
                 1999        10,500        11,787        11,956        10,511
                 1999        10,347        11,656        11,835        10,536
                 1999        10,150        11,572        11,789        10,586
                 1999         9,910        11,496        11,720        10,605
                 1999        10,037        11,631        11,854        10,612
                 1999        10,174        11,762        11,917        10,612
                 2000        10,112        11,711        11,857        10,637
                 2000        10,136        11,733        11,868        10,700
                 2000         9,963        11,487        11,702        10,788
                 2000         9,963        11,505        11,706        10,794
                 2000         9,791        11,387        11,577        10,801
                 2000         9,977        11,619        11,775        10,864
                 2000         9,895        11,708        11,860        10,883
                 2000        10,008        11,788        12,005        10,895
                 2000         9,834        11,685        11,935        10,952
                 2000         9,641        11,311        11,585        10,971
                 2000         9,362        10,863        11,222        10,977
                 2000         9,723        11,072        11,465        10,971
                 2001        10,179        11,902        12,149        11,040
                 2001        10,215        12,060        12,340        11,085
                 2001        10,012        11,776        12,177        11,110
                 2001         9,882        11,630        12,044        11,154
                 2001         9,941        11,839        12,276        11,204
                 2001         9,626        11,507        12,023        11,223
                 2001         9,786        11,676        12,210        11,192
                 2001         9,828        11,814        12,328        11,192
                 2001         9,308        11,020        11,537        11,242
                 2001         9,591        11,293        11,877        11,204
                 2001         9,799        11,705        12,263        11,185
                 2001         9,762        11,657        12,176        11,141
                 2002         9,799        11,738        12,244        11,166
                 2002         9,680        11,574        12,127        11,211
                 2002         9,772        11,853        12,415        11,274
                 2002         9,857        12,038        12,612        11,337
                 2002         9,766        11,976        12,544        11,337
                 2002         9,215        11,093        11,649        11,343
                 2002         8,720        10,608        11,189        11,356
                 2002         9,096        10,911        11,468        11,393
                 2002         8,856        10,767        11,292        11,412
                 2002         8,908        10,673        11,197        11,441
                 2002         9,526        11,334        11,867        11,441
                 2002         9,683        11,493        12,048        11,416
                 2003         9,942        11,876        12,395        11,466
                 2003        10,101        12,022        12,554        11,554
                 2003        10,327        12,368        12,880        11,624
                 2003        10,901        13,101        13,603        11,599
                 2003        11,037        13,236        13,747        11,580
                 2003        11,315        13,617        14,125        11,592
                 2003        11,189        13,467        13,923        11,605
                 2003        11,360        13,622        14,099        11,649
                 2003        11,615        13,995        14,482        11,687
                 2003        11,846        14,277        14,778        11,674
                 2003        11,949        14,494        14,981        11,643
                 2003        12,263        14,822        15,328        11,630
                 2004        12,386        15,105        15,567        11,687
                 2004        12,273        15,067        15,557        11,750
                 2004        12,331        15,169        15,667        11,826
                 2004        12,217        15,066        15,554        11,864
                 2004        12,055        14,811        15,305        11,933
                 2004        12,174        15,023        15,529        11,971
                 2004        12,356        15,227        15,737        11,952
                 2004        12,550        15,526        16,026        11,958
                 2004        12,760        15,751        16,249        11,984
                 2004        12,989        16,036        16,550        12,047
                 2004        13,071        16,229        16,718        12,053
                 2004        13,208        16,471        16,967        12,009
                 2005        13,187        16,450        16,952        12,034
                 2005        13,385        16,692        17,191        12,103
                 2005        13,043        16,207        16,723        12,198
       April 29, 2005       $12,923       $16,048       $16,546       $12,280

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Merrill Lynch High Yield Cash Pay Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Merrill Lynch High Yield Cash Pay Index is an index comprised of approximately 1,200 "cash pay" high yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers High Yield Bond Index serves as a better reflection of the Fund's current investment strategy than does the Merrill Lynch High Yield Cash Pay Index.

***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: JANET I. GRANGAARD]

Thrivent Municipal Bond Fund

Janet I. Grangaard, Portfolio Manager

The Thrivent Municipal Bond Fund seeks a high level of current income exempt from federal income taxes consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.*

How did the Fund perform during the six-month period ended April 29, 2005?

For the six-month period ended April 29, 2005, the Fund delivered positive performance that slightly trailed that of its benchmark but outpaced the median of its peer group. For the period under review, Thrivent Municipal Bond Fund returned 1.83%, while the Lipper General Municipal Debt Funds Category returned 1.58%. The Fund's benchmark, the Lehman Municipal Bond Index, posted 1.93% for the same time frame.

What market conditions were present during the period?

The municipal ("muni" or tax-exempt) bond market this period was marked by voluminous supply, while demand was strong enough from institutional investors to keep prices on many tax-exempt bonds firm. Rates from the very short end of the municipal yield curve through the 14-year maturity point rose, largely due to the fact that the Federal Reserve Board (the
Fed) continued to raise its benchmark overnight lending rate throughout the period. However, in a widely unanticipated event, municipal rates at the 15-year point of the curve remained unchanged, and rates beyond 15 years actually fell. As a result, the municipal yield curve flattened.

In terms of credit quality, lower-quality, non-investment grade tax-exempt bonds outperformed their higher-quality counterparts. At the same time, BBB- and A-rated municipal securities also performed well, especially hospital bonds and those bonds backed by the proceeds of a master settlement agreement with tobacco manufacturers.

What factors affected Fund performance?

The most significant driver of the Fund's outperformance versus its peer group was our exposure to BBB- and A-rated tax-exempt bonds, which performed well this period. While the Fund's prospectus prohibits investments in non-investment grade muni bonds, we still benefited from our investments in BBB- and A-rated bonds, given the trend this period wherein outperformance generally increased as one moved down the quality spectrum. Because investors' quest for yield and comfort with additional risk were strong this period, these bonds fared well, and significantly added to returns for the Fund.

The portfolio's health care bonds also added to the Fund's performance, given that these bonds generally enjoyed strong investor demand this period due to the favorable relative yield they offered. We also benefited from our exposure to tobacco bonds. While this sector endured difficult legal challenges in 2003 and 2004, the litigation environment has since improved, and these bonds outperformed during the period. Finally, both health care and tobacco settlement bonds were two segments of the tax-exempt market that did not see a surge in issuance this period. The comparative dearth in supply helped to push prices on these bonds upward, and consequently, further added to Fund performance.



[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                54.0%
Aa                                 15.9%
A                                  14.5%
Baa                                15.1%
Ba                                  0.0%
B                                   0.0%
Caa                                 0.0%
Ca                                  0.0%
C                                   0.0%
D                                   0.0%
Not Rated                           0.5%




[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

General Obligation                 19.7%
Health Care                        15.5%
Escrowed/Pre-refunded              11.9%
Electric Revenue                    9.0%
Special Tax Revenue                 9.0%
Industrial Development Revenue      6.7%
Education                           6.7%
Transportation                      6.7%
Water & Sewer                       5.9%
Other Revenue                       5.2%
Housing Finance                     3.7%


Top 10 States
(% of Portfolio)

Texas                               11.2%
California                          10.8%
New York                             9.2%
Illinois                             8.8%
Washington                           5.0%
Colorado                             4.7%
Minnesota                            4.0%
Michigan                             3.7%
Georgia                              3.1%
New Jersey                           2.4%

Footnote reads:
These long term fixed income securities represent 62.9% of the total investment portfolio.


Footnotes read:

* Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio Composition and Top 10 States are subject to change.

On the negative side, our exposure to muni bonds with maturities of less than 15 years, which generally underperformed this period, cost us some performance.

What is your outlook?

While we do not attempt to predict market conditions or "time the market" in our active management of the Fund's portfolio, we do expect rates to trend upward. We anticipate that the Fed will continue to raise short-term interest rates, and at the same time, inflationary pressures could push other parts of the yield curve up as well. As such, we intend to remain vigilant in terms of our interest-rate exposure. Given the conditions we anticipate, we intend to keep a sharp focus on credit risk, and we plan to emphasize higher-quality municipal securities, since we do not perceive adequate compensation from the market currently for taking on additional risk. In addition, we believe security selection will be paramount in capturing good value and favorable yield in the months ahead. Should rates rise, as we expect they will, we believe there will be ample opportunity to capitalize on that trend within the high-quality segments of the market.

                                           Portfolio Facts
                                        As of April 29,2005

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AAMBX               TMBBX               TMBIX
Transfer Agent ID                   015                 065                 088
Net Assets               $1,262,440,550         $31,344,305          $4,153,464
NAV                              $11.51              $11.50              $11.50
NAV -- High+         2/9/2005 -- $11.66  2/9/2005 -- $11.66  2/9/2005 -- $11.66
NAV -- Low+         3/30/2005 -- $11.36 3/30/2005 -- $11.36 3/30/2005 -- $11.36

Number of Holdings: 505            +For the period ended April 29, 2005


                      Average Annual Total Returns 2
                           As of April 29,2005

Class A 1                            1-Year       5 Years      10 Years
-----------------------------------------------------------------------
without sales charge                  6.35%         6.60%         6.05%
with sales charge                     1.58%         5.61%         5.56%

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years      10/31/97
-----------------------------------------------------------------------
without sales charge                  5.62%         5.80%         4.84%
with sales charge                     1.62%         5.80%         4.84%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years      10/31/97
-----------------------------------------------------------------------
Net Asset Value                       6.58%         6.82%         5.61%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares** 2

                                           Lehman
                                         Brothers
                          Municipal     Municipal      Consumer
                              Bond           Bond         Price
Date                          Fund       Index***     Index****
---------------------------------------------------------------
       April 28, 1995         9,550        10,000        10,000
                 1995         9,871        10,319        10,020
                 1995         9,741        10,229        10,039
                 1995         9,809        10,326        10,039
                 1995         9,932        10,457        10,066
                 1995        10,009        10,523        10,086
                 1995        10,168        10,676        10,119
                 1995        10,376        10,853        10,112
                 1995        10,490        10,957        10,105
                 1996        10,567        11,040        10,165
                 1996        10,477        10,966        10,197
                 1996        10,302        10,825        10,250
                 1996        10,248        10,795        10,290
                 1996        10,242        10,791        10,309
                 1996        10,347        10,908        10,316
                 1996        10,440        11,007        10,336
                 1996        10,435        11,004        10,355
                 1996        10,591        11,158        10,388
                 1996        10,710        11,285        10,421
                 1996        10,918        11,491        10,441
                 1996        10,850        11,443        10,441
                 1997        10,871        11,464        10,474
                 1997        10,966        11,570        10,507
                 1997        10,822        11,415        10,533
                 1997        10,893        11,511        10,546
                 1997        11,055        11,684        10,540
                 1997        11,165        11,808        10,553
                 1997        11,495        12,136        10,566
                 1997        11,360        12,022        10,586
                 1997        11,537        12,165        10,612
                 1997        11,598        12,243        10,639
                 1997        11,671        12,315        10,632
                 1997        11,863        12,494        10,619
                 1998        11,990        12,623        10,639
                 1998        11,985        12,627        10,658
                 1998        11,980        12,638        10,678
                 1998        11,921        12,581        10,698
                 1998        12,117        12,780        10,718
                 1998        12,166        12,831        10,731
                 1998        12,187        12,863        10,744
                 1998        12,386        13,062        10,757
                 1998        12,559        13,225        10,770
                 1998        12,540        13,224        10,797
                 1998        12,576        13,271        10,797
                 1998        12,598        13,304        10,790
                 1999        12,745        13,462        10,816
                 1999        12,656        13,403        10,829
                 1999        12,664        13,422        10,862
                 1999        12,687        13,455        10,941
                 1999        12,596        13,378        10,941
                 1999        12,406        13,185        10,941
                 1999        12,457        13,233        10,974
                 1999        12,338        13,127        11,001
                 1999        12,346        13,132        11,053
                 1999        12,211        12,990        11,073
                 1999        12,335        13,128        11,080
                 1999        12,213        13,030        11,080
                 2000        12,149        12,974        11,106
                 2000        12,290        13,124        11,172
                 2000        12,564        13,411        11,264
                 2000        12,484        13,332        11,271
                 2000        12,419        13,263        11,277
                 2000        12,742        13,614        11,343
                 2000        12,931        13,804        11,363
                 2000        13,135        14,016        11,376
                 2000        13,039        13,943        11,435
                 2000        13,200        14,096        11,455
                 2000        13,300        14,202        11,462
                 2000        13,647        14,553        11,455
                 2001        13,779        14,697        11,527
                 2001        13,819        14,744        11,573
                 2001        13,937        14,876        11,600
                 2001        13,759        14,715        11,646
                 2001        13,909        14,873        11,699
                 2001        14,013        14,973        11,718
                 2001        14,227        15,195        11,685
                 2001        14,475        15,445        11,685
                 2001        14,437        15,393        11,738
                 2001        14,622        15,576        11,699
                 2001        14,487        15,445        11,679
                 2001        14,320        15,299        11,633
                 2002        14,572        15,564        11,659
                 2002        14,757        15,752        11,705
                 2002        14,422        15,443        11,771
                 2002        14,706        15,745        11,837
                 2002        14,795        15,841        11,837
                 2002        14,966        16,008        11,843
                 2002        15,154        16,214        11,857
                 2002        15,327        16,409        11,896
                 2002        15,650        16,769        11,916
                 2002        15,340        16,490        11,946
                 2002        15,263        16,422        11,946
                 2002        15,577        16,768        11,919
                 2003        15,516        16,726        11,972
                 2003        15,728        16,961        12,064
                 2003        15,720        16,971        12,137
                 2003        15,849        17,083        12,110
                 2003        16,201        17,483        12,090
                 2003        16,125        17,408        12,104
                 2003        15,562        16,799        12,117
                 2003        15,672        16,924        12,163
                 2003        16,105        17,422        12,202
                 2003        16,011        17,334        12,189
                 2003        16,142        17,515        12,156
                 2003        16,266        17,660        12,143
                 2004        16,344        17,761        12,202
                 2004        16,584        18,029        12,268
                 2004        16,525        17,965        12,347
                 2004        16,155        17,540        12,387
                 2004        16,085        17,476        12,459
                 2004        16,135        17,540        12,499
                 2004        16,329        17,770        12,479
                 2004        16,652        18,127        12,486
                 2004        16,743        18,223        12,512
                 2004        16,873        18,380        12,578
                 2004        16,748        18,228        12,585
                 2004        16,941        18,451        12,539
                 2005        17,089        18,623        12,565
                 2005        17,032        18,561        12,637
                 2005        16,914        18,444        12,736
       April 29, 2005       $17,181       $18,735       $12,822

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

*** The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTOS OMITTED: MICHAEL G. LANDREVILLE, ALAN D. ONSTAD AND
GREGORY  R. ANDERSON]

Thrivent Income Fund

Michael G. Landreville (left), Alan D. Onstad (right) and Gregory R. Anderson (far right), Portfolio Co-Managers

The Thrivent Income Fund seeks high current income while preserving principal and, secondarily, long term growth of capital by investing primarily in investment-grade intermediate and long-term fixed income securities.

How did the Fund perform during the six-month period ended April 29, 2005?

The Thrivent Income Fund produced a 0.63% return while its Lipper Inc. Corporate Debt Funds BBB-Rated Funds peer group earned a 0.77% median return. The Fund's market benchmark, the Lehman U.S. Aggregate Bond Index, earned a 0.98% return during the period.

What market conditions were present during the period?

In a defensive environment, which characterized most of the six-month period, shorter duration assets typically outperform their longer-term counterparts. This period, however, brought about an unusual circumstance. Interest rates on short-term Treasuries increased, while interest rates on the longest end of the duration spectrum decreased, resulting in a flattening of the yield curve.

High-quality assets -- anything above BBB-rated securities -- also enjoyed much stronger returns than lower quality alternatives during the period. High-quality, longer duration financials produced outstanding returns, as did long-duration Treasuries. Only mortgage-backed securities were able to buck the long-duration trend, producing robust returns, despite their relatively short location on the yield curve.

What factors affected the Fund's performance?

One of the most important positive contributors to the Fund's relative performance was its relative underweighted stance in the auto sector, which was the most troubled area of the corporate bond market during the period.

The Fund also benefited from a barbell strategy aimed at protecting the Fund from the continued flattening of the yield curve -- a typical response to a Fed tightening cycle. This strategy calls for overweighting the Fund's holdings of securities at the extreme ends of the yield curve and underweighting holdings in intermediate-maturity securities.

The Fund's relative performance was negatively impacted by the fact that it maintains a smaller percentage of mortgage-backed securities and Treasuries than its market index. Its performance relative to its Lipper Inc. peer group was hindered by individual corporate security selection and a slightly shorter duration.

What is your outlook?

Although the Federal Reserve Board will likely continue its tightening for the near-term, we believe it will halt its rate increases once it achieves a neutral Federal Funds rate -- around 312 to 4%. And, while we have experienced a "soft patch" in the economy, we believe it is a temporary phenomenon that will give way to moderate growth throughout the remainder of 2005.


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                           46.7%
Aa                                             1.2%
A                                             10.9%
Baa                                           27.1%
Ba                                            10.9%
B                                              2.1%
Caa                                            0.0%
Ca                                             0.0%
C                                              0.0%
D                                              0.0%
Not Rated                                      1.1%


Top 10 Holdings
(% of Portfolio)

Lehman Brothers, Inc., TRAINS                  3.7%
U.S. Treasury Notes                            3.0%
U.S. Treasury Notes                            2.3%
U.S. Treasury Inflation Indexed Bonds          2.3%
Federal National Mortgage Association
30-Yr. Conventional                            2.2%
Federal National Mortgage Association
30-Yr. Conventional                            2.1%
Federal National Mortgage Association
15-Yr. Conventional                            2.1%
U.S. Treasury Bonds                            1.8%
U.S. Treasury Notes                            1.8%
Federal Home Loan Mortgage Corporation         1.3%

Footnote reads:
These long term fixed income securities represent 22.6% of the total investment portfolio.



Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Upward inflationary pressures are cause for caution but not undue concern. The strength of the US dollar continues to grow and is poised for additional gains versus European and Japanese currencies. We also believe the bulk of the oil boom is behind us and that a decrease in prices is likely as the year progresses.

Until growth in the economy is more consistent, however, we will take a cautious approach to the corporate market. We have sought to upgrade the quality of our corporate securities and have modestly reduced the Fund's credit and corporate-bond weighting. At the same time, we plan to increase our exposure in the Treasuries and commercial mortgage-backed securities sectors. And, in anticipation of a conclusion to the yield-curve flattening, we also will look to slowly unwind out of the barbell structure into more of a laddered maturity structure.

                                 Portfolio Facts
                               As of April 29,2005

                               A Share             B Share  Institutional Share
                    ------------------  ------------------  -------------------
Ticker                           LUBIX               LUIBX                LBIIX
Transfer Agent ID                   55                 355                  455
Net Assets                $557,732,048         $21,986,335          $32,573,092
NAV                              $8.73               $8.71                $8.72
NAV -- High+         2/9/2005 -- $8.91   2/9/2005 -- $8.89    2/9/2005 -- $8.90
NAV -- Low+         3/28/2005 -- $8.64  3/28/2005 -- $8.62   3/29/2005 -- $8.64

Number of Holdings: 170              +For the period ended April 29, 2005




                       Average Annual Total Returns 2
                            As of April 29,2005

Class A 1                            1-Year       5 Years      10 Years
-----------------------------------------------------------------------
without sales charge                  4.60%         6.64%         6.27%
with sales charge                    (0.11%)        5.66%         5.78%

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years    10/31/1997
-----------------------------------------------------------------------
without sales charge                  3.75%         5.84%         5.04%
with sales charge                    (0.25%)        5.84%         5.04%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years    10/31/1997
-----------------------------------------------------------------------
Net Asset Value                       5.01%         7.01%         5.89%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*2

                                           Lehman
                                         Brothers
                                        Aggregate      Consumer
                             Income          Bond         Price
Date                           Fund        Index*       Index**
----------------------------------------------------------------
       April 28, 1995         9,550        10,000        10,000
                 1995         9,852        10,387        10,020
                 1995         9,912        10,463        10,039
                 1995         9,870        10,440        10,039
                 1995         9,978        10,566        10,066
                 1995        10,066        10,669        10,086
                 1995        10,189        10,807        10,119
                 1995        10,342        10,969        10,112
                 1995        10,480        11,123        10,105
                 1996        10,534        11,197        10,165
                 1996        10,302        11,002        10,197
                 1996        10,213        10,926        10,250
                 1996        10,140        10,864        10,290
                 1996        10,107        10,842        10,309
                 1996        10,219        10,988        10,316
                 1996        10,254        11,018        10,336
                 1996        10,242        11,000        10,355
                 1996        10,405        11,191        10,388
                 1996        10,631        11,439        10,421
                 1996        10,814        11,635        10,441
                 1996        10,717        11,527        10,441
                 1997        10,760        11,562        10,474
                 1997        10,781        11,591        10,507
                 1997        10,681        11,462        10,533
                 1997        10,792        11,634        10,546
                 1997        10,879        11,744        10,540
                 1997        11,015        11,884        10,553
                 1997        11,298        12,204        10,566
                 1997        11,214        12,100        10,586
                 1997        11,375        12,278        10,612
                 1997        11,535        12,456        10,639
                 1997        11,562        12,514        10,632
                 1997        11,679        12,640        10,619
                 1998        11,814        12,802        10,639
                 1998        11,773        12,792        10,658
                 1998        11,815        12,836        10,678
                 1998        11,856        12,903        10,698
                 1998        11,965        13,026        10,718
                 1998        12,057        13,136        10,731
                 1998        12,063        13,164        10,744
                 1998        12,273        13,378        10,757
                 1998        12,543        13,691        10,770
                 1998        12,437        13,619        10,797
                 1998        12,380        13,696        10,797
                 1998        12,454        13,737        10,790
                 1999        12,516        13,836        10,816
                 1999        12,285        13,594        10,829
                 1999        12,369        13,669        10,862
                 1999        12,402        13,713        10,941
                 1999        12,269        13,593        10,941
                 1999        12,219        13,549        10,941
                 1999        12,149        13,492        10,974
                 1999        12,135        13,485        11,001
                 1999        12,258        13,641        11,053
                 1999        12,277        13,692        11,073
                 1999        12,297        13,691        11,080
                 1999        12,248        13,625        11,080
                 2000        12,207        13,580        11,106
                 2000        12,324        13,744        11,172
                 2000        12,456        13,925        11,264
                 2000        12,385        13,886        11,271
                 2000        12,363        13,879        11,277
                 2000        12,617        14,168        11,343
                 2000        12,712        14,297        11,363
                 2000        12,902        14,504        11,376
                 2000        12,983        14,595        11,435
                 2000        13,015        14,692        11,455
                 2000        13,279        14,932        11,462
                 2000        13,566        15,209        11,455
                 2001        13,738        15,458        11,527
                 2001        13,865        15,592        11,573
                 2001        13,948        15,670        11,600
                 2001        13,881        15,605        11,646
                 2001        13,951        15,700        11,699
                 2001        13,974        15,759        11,718
                 2001        14,318        16,111        11,685
                 2001        14,488        16,296        11,685
                 2001        14,667        16,486        11,738
                 2001        14,928        16,831        11,699
                 2001        14,749        16,599        11,679
                 2001        14,671        16,493        11,633
                 2002        14,738        16,627        11,659
                 2002        14,804        16,788        11,705
                 2002        14,538        16,509        11,771
                 2002        14,714        16,829        11,837
                 2002        14,822        16,972        11,837
                 2002        14,880        17,119        11,843
                 2002        14,962        17,325        11,857
                 2002        15,234        17,617        11,896
                 2002        15,506        17,903        11,916
                 2002        15,388        17,821        11,946
                 2002        15,343        17,816        11,946
                 2002        15,670        18,184        11,919
                 2003        15,695        18,200        11,972
                 2003        15,955        18,451        12,064
                 2003        15,970        18,437        12,137
                 2003        16,154        18,590        12,110
                 2003        16,495        18,935        12,090
                 2003        16,509        18,898        12,104
                 2003        15,969        18,262        12,117
                 2003        16,041        18,384        12,163
                 2003        16,502        18,870        12,202
                 2003        16,369        18,694        12,189
                 2003        16,409        18,739        12,156
                 2003        16,585        18,930        12,143
                 2004        16,742        19,082        12,202
                 2004        16,914        19,289        12,268
                 2004        17,044        19,433        12,347
                 2004        16,597        18,928        12,387
                 2004        16,504        18,852        12,459
                 2004        16,570        18,959        12,499
                 2004        16,712        19,147        12,479
                 2004        17,005        19,512        12,486
                 2004        17,066        19,565        12,512
                 2004        17,174        19,729        12,578
                 2004        17,053        19,571        12,585
                 2004        17,197        19,751        12,539
                 2005        17,288        19,875        12,565
                 2005        17,224        19,758        12,637
                 2005        17,111        19,656        12,736
       April 29, 2005       $17,541       $19,922       $12,822

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTOS OMITTED: ALAN D. ONSTAD, MICHAEL G. LANDREVILLE AND
GREGORY R. ANDERSON]

Thrivent Core Bond Fund

Alan D. Onstad (left), Michael G. Landreville (right) and Gregory R. Anderson (far right), Portfolio Co-Managers

The Thrivent Core Bond Fund seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade bonds.

How did the Fund perform during the six-month period ended April 29, 2005?

The Thrivent Core Bond Fund produced a 0.55% return while its Lipper Inc. Intermediate Investment Grade Debt Funds peer group produced a 0.79% median return. During the same period, its market benchmark, the Lehman U.S. Aggregate Bond Index, delivered a 0.98% return.

What market conditions were present during the period?

In a defensive environment, which characterized most of the six-month period, shorter duration assets typically outperform their longer-term counterparts. This period, however, brought about an unusual circumstance. Interest rates on short-term Treasuries increased, while interest rates on the longest end of the duration spectrum decreased, resulting in a flattening of the yield curve.

High-quality assets -- anything above BBB-rated securities -- also enjoyed much stronger returns than lower-quality alternatives during the period. High-quality, longer duration financials produced outstanding returns, as did long-duration Treasuries. Only mortgage-backed securities were able to buck the long-duration trend, producing robust returns, despite their relatively short location on the yield curve.

What factors affected the Fund's performance?

The primary factor in the Fund's relative underperformance versus its Lipper Inc. peer group and market index was its overweighted stance in BBB-rated corporate securities, which were among the most disappointing in the credit market during the period. The Fund's relative performance versus its market index was also negatively impacted by a generally shorter duration.

A positive factor in the Fund's relative performance was its underweighted stance in the poor-performing auto sector, and a slightly overweighted position in mortgage-backed securities. The Fund also benefited from a barbell strategy aimed at protecting the Fund from the continued flattening of the yield curve. This strategy calls for overweighting the Fund's holdings of securities at the extreme ends of the yield curve and an underweighting of holdings in intermediate-maturity securities.

What is your outlook?

Although the Federal Reserve Board will likely continue its tightening for the near term, we believe it will halt its rate increases once it achieves a neutral Federal Funds rate-around 312 to 4 percent. And, while we have experienced a "soft patch" in the economy, we believe it is a temporary phenomenon that will give way to moderate growth throughout the remainder of 2005.


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                            68.9%
Aa                                              1.7%
A                                               8.9%
Baa                                            15.8%
Ba                                              4.7%
B                                               0.0%
Caa                                             0.0%
Ca                                              0.0%
C                                               0.0%
D                                               0.0%
Not Rated                                       0.0%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                             5.9%

Federal National Mortgage Association
30-Yr. Conventional                             5.1%
U.S. Treasury Notes                             4.4%

Federal National Mortgage Association
15-Yr. Conventional                             4.1%
U.S. Treasury Notes                             3.1%
Chase Credit Card Master Trust                  1.8%
U.S. Treasury Inflation Indexed Bonds           1.6%
GMAC Mortgage Corporation Loan Trust            1.6%
Federal Home Loan Mortgage Corporation          1.5%
U.S. Treasury Bonds                             1.4%

Footnote reads:
These long term fixed income securities represent 30.5% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Upward inflationary pressures are cause for caution but not undue concern. The strength of the US dollar continues to grow and is poised for additional gains versus European and Japanese currencies. We also believe the bulk of the oil boom is behind us and that a decrease in prices is likely as the year progresses.

Until growth in the economy is more consistent, however, we will take a cautious approach to the corporate market. We have sought to upgrade the quality of our corporate securities and have modestly reduced the Fund's credit and corporate-bond weighting. At the same time, we plan to increase our exposure in the Treasuries and commercial mortgage-backed securities sectors. And, in anticipation of a conclusion to the yield-curve flattening, we also will look to slowly unwind out of the barbell structure into more of a laddered maturity structure.

                                        Portfolio Facts
                                      As of April 29,2005

                               A Share             B Share  Institutional Share
                    ------------------  ------------------  -------------------
Ticker                           AAINX               BBFBX                IIINX
Transfer Agent ID                  016                 066                  089
Net Assets                $446,241,715         $11,826,193          $34,201,993
NAV                             $10.11              $10.12               $10.11
NAV -- High+        2/9/2005 -- $10.28  2/9/2005 -- $10.28   2/9/2005 -- $10.28
NAV -- Low+        3/28/2005 -- $10.01 3/28/2005 -- $10.01  3/28/2005 -- $10.01

Number of Holdings: 132             +For the period ended April 29, 2005


                         Average Annual Total Returns 2
                             As of April 29,2005

Class A 1                            1-Year       5 Years      10 Years
-----------------------------------------------------------------------
without sales charge                  4.05%         6.88%         6.10%
with sales charge                    (0.65%)        5.89%         5.62%

                                                                   From
                                                              Inception
Class B 1                            1-Year       5 Years      1/8/1997
-----------------------------------------------------------------------
without sales charge                  3.03%         5.89%         5.36%
with sales charge                    (0.96%)        5.89%         5.36%

                                                                   From
                                                              Inception
Institutional Class                  1-Year       5 Years    12/29/1997
-----------------------------------------------------------------------
Net Asset Value                       4.38%         7.30%         5.89%



[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares* 2

                                           Lehman
                                         Brothers
                               Core     Aggregate      Consumer
                               Bond          Bond         Price
Date                           Fund       Index**      Index***
---------------------------------------------------------------
       April 28, 1995         9,550        10,000        10,000
                 1995         9,852        10,387        10,020
                 1995         9,912        10,463        10,039
                 1995         9,870        10,440        10,039
                 1995         9,978        10,566        10,066
                 1995        10,066        10,669        10,086
                 1995        10,189        10,807        10,119
                 1995        10,342        10,969        10,112
                 1995        10,480        11,123        10,105
                 1996        10,534        11,197        10,165
                 1996        10,302        11,002        10,197
                 1996        10,213        10,926        10,250
                 1996        10,140        10,864        10,290
                 1996        10,107        10,842        10,309
                 1996        10,219        10,988        10,316
                 1996        10,254        11,018        10,336
                 1996        10,242        11,000        10,355
                 1996        10,405        11,191        10,388
                 1996        10,631        11,439        10,421
                 1996        10,814        11,635        10,441
                 1996        10,717        11,527        10,441
                 1997        10,760        11,562        10,474
                 1997        10,781        11,591        10,507
                 1997        10,681        11,462        10,533
                 1997        10,792        11,634        10,546
                 1997        10,879        11,744        10,540
                 1997        11,015        11,884        10,553
                 1997        11,298        12,204        10,566
                 1997        11,214        12,100        10,586
                 1997        11,375        12,278        10,612
                 1997        11,535        12,456        10,639
                 1997        11,562        12,514        10,632
                 1997        11,679        12,640        10,619
                 1998        11,814        12,802        10,639
                 1998        11,773        12,792        10,658
                 1998        11,815        12,836        10,678
                 1998        11,856        12,903        10,698
                 1998        11,965        13,026        10,718
                 1998        12,057        13,136        10,731
                 1998        12,063        13,164        10,744
                 1998        12,273        13,378        10,757
                 1998        12,543        13,691        10,770
                 1998        12,437        13,619        10,797
                 1998        12,380        13,696        10,797
                 1998        12,454        13,737        10,790
                 1999        12,516        13,836        10,816
                 1999        12,285        13,594        10,829
                 1999        12,369        13,669        10,862
                 1999        12,402        13,713        10,941
                 1999        12,269        13,593        10,941
                 1999        12,219        13,549        10,941
                 1999        12,149        13,492        10,974
                 1999        12,135        13,485        11,001
                 1999        12,258        13,641        11,053
                 1999        12,277        13,692        11,073
                 1999        12,297        13,691        11,080
                 1999        12,248        13,625        11,080
                 2000        12,207        13,580        11,106
                 2000        12,324        13,744        11,172
                 2000        12,456        13,925        11,264
                 2000        12,385        13,886        11,271
                 2000        12,363        13,879        11,277
                 2000        12,617        14,168        11,343
                 2000        12,712        14,297        11,363
                 2000        12,902        14,504        11,376
                 2000        12,983        14,595        11,435
                 2000        13,015        14,692        11,455
                 2000        13,279        14,932        11,462
                 2000        13,566        15,209        11,455
                 2001        13,738        15,458        11,527
                 2001        13,865        15,592        11,573
                 2001        13,948        15,670        11,600
                 2001        13,881        15,605        11,646
                 2001        13,951        15,700        11,699
                 2001        13,974        15,759        11,718
                 2001        14,318        16,111        11,685
                 2001        14,488        16,296        11,685
                 2001        14,667        16,486        11,738
                 2001        14,928        16,831        11,699
                 2001        14,749        16,599        11,679
                 2001        14,671        16,493        11,633
                 2002        14,738        16,627        11,659
                 2002        14,804        16,788        11,705
                 2002        14,538        16,509        11,771
                 2002        14,714        16,829        11,837
                 2002        14,822        16,972        11,837
                 2002        14,880        17,119        11,843
                 2002        14,962        17,325        11,857
                 2002        15,234        17,617        11,896
                 2002        15,506        17,903        11,916
                 2002        15,388        17,821        11,946
                 2002        15,343        17,816        11,946
                 2002        15,670        18,184        11,919
                 2003        15,695        18,200        11,972
                 2003        15,955        18,451        12,064
                 2003        15,970        18,437        12,137
                 2003        16,154        18,590        12,110
                 2003        16,495        18,935        12,090
                 2003        16,509        18,898        12,104
                 2003        15,969        18,262        12,117
                 2003        16,041        18,384        12,163
                 2003        16,502        18,870        12,202
                 2003        16,369        18,694        12,189
                 2003        16,409        18,739        12,156
                 2003        16,585        18,930        12,143
                 2004        16,742        19,082        12,202
                 2004        16,914        19,289        12,268
                 2004        17,044        19,433        12,347
                 2004        16,597        18,928        12,387
                 2004        16,504        18,852        12,459
                 2004        16,570        18,959        12,499
                 2004        16,712        19,147        12,479
                 2004        17,005        19,512        12,486
                 2004        17,066        19,565        12,512
                 2004        17,174        19,729        12,578
                 2004        17,053        19,571        12,585
                 2004        17,197        19,751        12,539
                 2005        17,288        19,875        12,565
                 2005        17,224        19,758        12,637
                 2005        17,111        19,656        12,736
       April 29, 2005       $17,269       $19,922       $12,822

Footnotes read:

1 Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Thrivent Bond Index Fund-I

Michael G. Landreville, Portfolio Manager

The Thrivent Bond Index Fund-I strives for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

How did the Fund perform during the six-month period ended April 29, 2005?

The Thrivent Bond Index Fund I produced a 0.94% return while its Lipper Inc. Intermediate Investment Grade Debt Funds peer group produced a 0.79% median return. During the same period, the Fund's market benchmark, the Lehman U.S. Aggregate Bond Index, delivered a 0.98% return.

What market conditions were present during the period?

In a defensive environment, which characterized most of the six-month period, shorter duration assets typically outperform their longer-term counterparts. This period, however, brought about an unusual circumstance. Interest rates on short-term Treasuries increased, while interest rates on the longest end of the duration spectrum decreased, resulting in a flattening of the yield curve.

High-quality assets -- anything above BBB-rated securities -- also enjoyed much stronger returns than lower-quality alternatives during the period. High-quality, longer duration financials produced outstanding returns, as did long-duration Treasuries. Only mortgage-backed securities were able to buck the long-duration trend, producing robust returns, despite their relatively short location on the yield curve.

What factors affected the Fund's performance?

We use an indexing approach to manage the Fund, with a goal of maintaining a fully invested portfolio that replicates the composition and performance of the Fund's market benchmark, the Lehman U.S. Aggregate Bond Index. During the six-month reporting period, we kept the Fund's duration at a level close to that of its benchmark. We also maintained sector weightings that were similar to the sector weightings of the index. Accordingly, the Fund's performance was in line with that of the index.

What is your outlook?

Although the Federal Reserve Board will likely continue its tightening for the near term, we believe it will halt its rate increases once it achieves a neutral fed funds rate -- around 312 to 4 percent. And, while we have experienced a "soft patch" in the economy, we believe it is a temporary phenomenon that will give way to moderate growth throughout the remainder of 2005.


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]


Moody's Bond Quality
Ratings Distributions

Aaa                                                   77.4%
Aa                                                     2.3%
A                                                      8.6%
Baa                                                   10.8%
Ba                                                     0.4%
B                                                      0.0%
Caa                                                    0.0%
Ca                                                     0.0%
C                                                      0.0%
D                                                      0.0%
Not Rated                                              0.5%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                    5.8%
Federal Home Loan Mortgage Corporation
30-Yr. Gold Conventional                               3.9%
U.S. Treasury Bonds                                    3.2%
Federal National Mortgage Association
15-Yr. Conventional                                    2.9%
U.S. Treasury Notes                                    2.7%
U.S. Treasury Notes                                    2.5%
Federal Home Loan Mortgage Corporation
30-Yr. Gold Conventional                               2.0%
Federal Home Loan Mortgage Corporation                 2.0%
U.S. Treasury Notes                                    1.9%
Federal National Mortgage Association
15-Yr. Conventional                                    1.8%

Footnote reads:
These long term fixed income securities represent 28.7% of the total investment portfolio.

Footnote reads:
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Upward inflationary pressures are cause for caution but not undue concern. The strength of the US dollar continues to grow and is poised for additional gains versus European and Japanese currencies. We also believe the bulk of the oil boom is behind us and that a decrease in prices is likely as the year progresses.

Until growth in the economy is more consistent, however, we will take a cautious approach to the corporate market. We have sought to upgrade the quality of our corporate securities and have modestly reduced the Fund's credit and corporate-bond weighting. At the same time, we plan to increase our exposure in the Treasuries and commercial mortgage-backed securities sectors. And, in anticipation of a conclusion to the yield-curve flattening, we also will look to slowly unwind out of the barbell structure into more of a laddered maturity structure.

                           Portfolio Facts
                         As of April 29,2005
                                                       Institutional Share
                                                        ------------------
Ticker                                                               AABIX
Transfer Agent ID                                                      059
Net Assets                                                     $18,964,757
NAV                                                                 $10.09
NAV -- High+                                            2/9/2005 -- $10.24
NAV -- Low+                                             3/28/2005 -- $9.93

Number of Holdings: 123               +For the period ended April 29, 2005

                   Average Annual Total Returns 2
                          As of April 29,2005
                                                                    From
                                                               Inception
Institutional Class 1                1-Year       5 Years     12/31/1999
------------------------------------------------------------------------
Net Asset Value                       4.76%         7.18%          7.06%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Institutional Class Shares* 2

                                           Lehman
                                         Brothers
                               Bond     Aggregate      Consumer
                              Index          Bond         Price
Date                         Fund-I       Index**      Index***
---------------------------------------------------------------
    December 31, 1999        10,000        10,000        10,000
                 2000         9,941         9,967        10,024
                 2000        10,057        10,088        10,083
                 2000        10,196        10,221        10,166
                 2000        10,168        10,192        10,172
                 2000        10,169        10,187        10,178
                 2000        10,382        10,399        10,238
                 2000        10,472        10,493        10,255
                 2000        10,626        10,645        10,267
                 2000        10,705        10,712        10,321
                 2000        10,777        10,783        10,339
                 2000        10,965        10,959        10,345
                 2000        11,171        11,163        10,339
                 2001        11,332        11,345        10,404
                 2001        11,436        11,444        10,446
                 2001        11,496        11,502        10,469
                 2001        11,439        11,454        10,511
                 2001        11,501        11,523        10,559
                 2001        11,532        11,566        10,576
                 2001        11,796        11,825        10,547
                 2001        11,925        11,961        10,547
                 2001        12,107        12,100        10,594
                 2001        12,322        12,353        10,559
                 2001        12,168        12,183        10,541
                 2001        12,083        12,105        10,499
                 2002        12,167        12,203        10,523
                 2002        12,297        12,322        10,564
                 2002        12,062        12,117        10,624
                 2002        12,281        12,352        10,683
                 2002        12,401        12,457        10,683
                 2002        12,505        12,564        10,689
                 2002        12,652        12,716        10,701
                 2002        12,878        12,931        10,737
                 2002        13,081        13,140        10,755
                 2002        13,031        13,080        10,781
                 2002        13,001        13,076        10,781
                 2002        13,266        13,346        10,758
                 2003        13,275        13,358        10,805
                 2003        13,465        13,543        10,888
                 2003        13,446        13,532        10,954
                 2003        13,552        13,644        10,930
                 2003        13,792        13,898        10,912
                 2003        13,774        13,870        10,924
                 2003        13,277        13,404        10,936
                 2003        13,352        13,493        10,978
                 2003        13,721        13,850        11,013
                 2003        13,582        13,721        11,001
                 2003        13,607        13,754        10,972
                 2003        13,748        13,894        10,960
                 2004        13,854        14,006        11,013
                 2004        13,986        14,157        11,073
                 2004        14,096        14,263        11,144
                 2004        13,730        13,892        11,180
                 2004        13,658        13,837        11,245
                 2004        13,737        13,915        11,281
                 2004        13,857        14,053        11,263
                 2004        14,118        14,321        11,269
                 2004        14,158        14,360        11,293
                 2004        14,250        14,480        11,352
                 2004        14,141        14,365        11,358
                 2004        14,266        14,497        11,317
                 2005        14,349        14,588        11,340
                 2005        14,261        14,502        11,406
                 2005        14,188        14,427        11,495
       April 29, 2005       $14,384       $14,622       $11,572

Footnotes read:

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* As you compare performance, please note that the Fund's performance reflects Fund expenses, net of any reimbursements, while the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investments grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


[PHOTOS OMITTED: ALAN D. ONSTAD, MICHAEL G. LANDREVILLE AND
GREGORY R. ANDERSON]

Thrivent Limited Maturity
Bond Fund

Michael G. Landreville (left), Alan D. Onstad (right) and Gregory R. Anderson (far right), Portfolio Co-Managers

The Thrivent Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate and shorter-term-bonds.

How did the Fund perform during the six-month period ended April 29, 2005?

The Thrivent Limited Maturity Bond Fund produced a 0.03% return while its Lipper Inc. Short-Intermediate Investment Grade Debt Funds peer group produced a 0.05% median return. During the same period, its market benchmark, the Lehman Government/Credit 1-5 Year Index, delivered a 0.58% return.

What market conditions were present during the period?

In a defensive environment, which characterized most of the six-month period, shorter duration assets typically outperform their longer-term counterparts. This period, however, brought about an unusual circumstance. Interest rates on short-term Treasuries increased, while interest rates on the longest end of the duration spectrum decreased, resulting in a flattening of the yield curve.

High-quality assets -- anything above BBB-rated securities -- also enjoyed much stronger returns than lower quality alternatives during the period. High-quality, longer duration financials produced outstanding returns, as did long-duration Treasuries. Only mortgage-backed securities were able to buck the long-duration trend, producing robust returns, despite their relatively short location on the yield curve.

What factors affected the Fund's performance?

The underperformance of shorter duration securities relative to longer-term alternatives during the period greatly inhibited overall returns for limited maturity bond investors in general. The Thrivent Limited Maturity Bond Fund's relative performance was negatively impacted by the fact that it has a shorter duration and maintains a smaller percentage of mortgage-backed securities and Treasuries than its market index. The Fund's performance relative to its Lipper Inc. peer group was slightly hindered by the fact that it holds marginally more lower-quality corporate assets.

A positive factor in the Fund's relative performance was its underweighted stance in the auto sector, which was the most troubled area of the corporate bond market during the period. The Fund also benefited from a barbell strategy aimed at protecting the Fund from the continued flattening of the yield curve. This strategy calls for overweighting the fund's holdings of securities at the extreme ends of the yield curve and underweighting holdings in intermediate-maturity securities.

What is your outlook?

Although the Federal Reserve Board will likely continue its tightening for the near-term, we believe it will halt its rate increases once it achieves a neutral Federal Funds rate-around 312 to 4%. And, while we have experienced a "soft patch" in the economy, we believe it is a temporary phenomenon that will give way to moderate growth throughout the remainder of 2005.


[GRAPHIC OMITTED: MOODY'S BOND QUALITY RATINGS DISTRIBUTIONS]

Moody's Bond Quality
Ratings Distributions

Aaa                                                     62.9%
Aa                                                       8.0%
A                                                       10.6%
Baa                                                     14.9%
Ba                                                       2.9%
B                                                        0.0%
Caa                                                      0.0%
Ca                                                       0.0%
C                                                        0.0%
D                                                        0.0%
Not Rated                                                0.7%


Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association
30-Yr. Conventional                                      6.5%

Federal National Mortgage Association
15-Yr. Conventional                                      6.1%
U.S. Treasury Notes                                      4.0%
U.S. Treasury Notes                                      2.2%
U.S. Treasury Notes                                      2.0%
U.S. Treasury Notes                                      1.5%
Countrywide Asset-Backed Certificates                    1.1%
Commercial Mortgage Pass-Through Certificates            0.8%
DaimlerChrysler Master Owner Trust                       0.8%
CS First Boston Mortgage Securitites Corporation         0.8%

Footnote reads:
These long term fixed income securities represent 25.8% of the total investment portfolio.


Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The list of Top 10 Holdings excludes short term investments and collateral held for securities loaned.

Upward inflationary pressures are cause for caution but not undue concern. The strength of the US dollar continues to grow and is poised for additional gains versus European and Japanese currencies. We also believe the bulk of the oil boom is behind us and that a decrease in prices is likely as the year progresses.

Until growth in the economy is more consistent, however, we will take a cautious approach to the corporate market. We have sought to upgrade the quality of our corporate securities and have modestly reduced the Fund's credit and corporate-bond weighting. At the same time, we plan to increase our exposure in the Treasuries and commercial mortgage-backed securities sectors. And, in anticipation of a conclusion to the yield-curve flattening, we also will look to slowly unwind out of the barbell structure into more of a laddered maturity structure.

                                        Portfolio Facts
                                      As of April 29,2005

                               A Share             B Share Institutional Share
                    ------------------  ------------------ -------------------
Ticker                           LBLAX               TLMBX               THLIX
Transfer Agent ID                   76                 376                 476
Net Assets                $130,843,221          $2,007,125          $6,853,378
NAV                             $12.69              $12.71              $12.69
NAV -- High+       11/2/2004 -- $12.91 11/2/2004 -- $12.92 11/3/2004 -- $12.91
NAV -- Low+        3/28/2005 -- $12.61 3/28/2005 -- $12.62 3/28/2005 -- $12.60

Number of Holdings: 149

+For the period ended April 29, 2005


                      Average Annual Total Returns 2
                          As of April 29,2005
                                                                   From
                                                              Inception
Class A                              1-Year       5 Years    10/29/1999
------------------------------------------------------------------------
Net Asset Value                       1.70%         5.21%         4.91%

                                                                   From
                                                              Inception
Class B                              1-Year       5 Years    10/29/1999
------------------------------------------------------------------------
Net Asset Value                       1.83%         5.18%         4.87%

                                                                   From
                                                              Inception
Institutional Class 1                1-Year       5 Years    10/29/1999
------------------------------------------------------------------------
Net Asset Value                       2.12%         5.54%         5.23%


[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares 2

                                           Lehman
                                         Brothers
                                      Government/
                            Limited      1-5 Year
                           Maturity     Corporate      Consumer
                               Bond          Bond         Price
Date                           Fund        Index*       Index**
---------------------------------------------------------------
     October 31, 1999        10,000        10,000        10,000
                 1999        10,036        10,017        10,006
                 1999         9,994        10,009        10,006
                 2000         9,942         9,989        10,030
                 2000        10,035        10,065        10,089
                 2000        10,115        10,139        10,172
                 2000        10,102        10,141        10,178
                 2000        10,114        10,172        10,184
                 2000        10,292        10,312        10,244
                 2000        10,344        10,385        10,262
                 2000        10,446        10,484        10,273
                 2000        10,497        10,582        10,327
                 2000        10,519        10,627        10,345
                 2000        10,624        10,743        10,351
                 2000        10,785        10,902        10,345
                 2001        10,998        11,068        10,410
                 2001        11,058        11,158        10,452
                 2001        11,150        11,250        10,476
                 2001        11,175        11,263        10,517
                 2001        11,230        11,330        10,565
                 2001        11,273        11,373        10,583
                 2001        11,432        11,557        10,553
                 2001        11,529        11,651        10,553
                 2001        11,627        11,842        10,600
                 2001        11,763        11,987        10,565
                 2001        11,708        11,914        10,547
                 2001        11,650        11,888        10,505
                 2002        11,712        11,932        10,529
                 2002        11,774        12,005        10,571
                 2002        11,669        11,884        10,630
                 2002        11,811        12,051        10,681
                 2002        11,905        12,146        10,681
                 2002        11,928        12,251        10,687
                 2002        11,917        12,398        10,699
                 2002        12,009        12,509        10,735
                 2002        12,140        12,673        10,752
                 2002        12,058        12,671        10,779
                 2002        12,047        12,654        10,779
                 2002        12,219        12,854        10,755
                 2003        12,258        12,861        10,803
                 2003        12,384        12,980        10,886
                 2003        12,402        13,003        10,951
                 2003        12,530        13,066        10,928
                 2003        12,685        13,215        10,910
                 2003        12,712        13,230        10,922
                 2003        12,515        13,045        10,934
                 2003        12,540        13,051        10,975
                 2003        12,734        13,270        11,011
                 2003        12,698        13,184        10,999
                 2003        12,705        13,185        10,969
                 2003        12,807        13,285        10,957
                 2004        12,863        13,337        11,011
                 2004        12,960        13,441        11,070
                 2004        13,031        13,516        11,142
                 2004        12,804        13,296        11,177
                 2004        12,761        13,262        11,243
                 2004        12,775        13,280        11,278
                 2004        12,833        13,356        11,261
                 2004        12,943        13,509        11,267
                 2004        12,961        13,509        11,290
                 2004        13,017        13,573        11,350
                 2004        12,949        13,478        11,356
                 2004        13,010        13,530        11,314
                 2005        13,032        13,526        11,338
                 2005        13,003        13,577        11,403
                 2005        12,937        13,544        11,492
       April 29, 2005       $13,022       $13,652       $11,570

Footnotes read:

1 Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

* The Lehman Brothers Government/Corporate 1-5 Year Bond Index is an index which measures the performance of corporate and government U.S. bonds with maturities of one to five years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.



[PHOTO OMITTED: WILLIAM D. STOUTEN]

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Thrivent Money Market Fund seeks a high level of current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high quality, short-term money market instruments.*

The backdrop of the past six months was one of a soft-but-still-expanding economy -- with improved employment numbers, modest output, increased capital spending and strong housing. In response to this expansion, the Federal Reserve Board continued its tightening cycle by raising the federal funds rate four more times.

How did the Fund perform during the six-month period ended April 29, 2005?

Amidst increasing interest rates and money market yields, the Thrivent Money Market Fund produced a 0.75% six-month return as of April 29, versus its Lipper Inc. peer group of similar money market funds, which reported a median net return of 0.78%. Another result came in the way of higher yields, the Fund's seven-day current yield (a measure of the income generated by the fund over a specified period) increased from 1.06% in October 31 to 2.17% on April 29 (A Shares).

What market conditions characterized the period?

The reporting period saw both positive and negative trends at work. Due to a drop in durable goods orders as well as increased imports, the gross domestic product (GDP) in the United States fell to an annualized rate of 3.1% in the first quarter 2005, down from 3.8% in the fourth quarter 2004. On the flip side, consumer spending remained strong thanks to income gains and higher wealth -- even in the wake of higher consumer prices boosted by higher oil prices.

While longer-term inflation expectations appeared well contained, preliminary pressures surfaced and pricing power became more evident in early 2005. As such, the Federal Open Market Committee continued its measured, and somewhat methodical, tightening protocol by raising the federal funds rate in four 25-basis-point increments on November 10, December 14, February 2 and March 22 -- going from 1.75% to 2.75%.

Over the second quarter, there was a flattening of the bond yield curve, with short-term rates advancing faster than long-term ones. This meant that investors holding shorter-maturity bonds (like those in the Fund) were rewarded with incremental yield without having to sacrifice safety. This helped to position money markets quite competitively against bank products.

What has affected your performance?

From a portfolio management perspective, the most prominent factor continued to be speculation over the Fed's stance on monetary policy. Given the Fed's earlier statements and 2004 posturing, we positioned the Fund to benefit from anticipated upward adjustments to the federal funds rate by maintaining an equal-to-below weighted-average maturity versus other taxable money market funds: 36 days (for the Fund) versus 38 days (for peers), as of April 25.

In addition, we concentrated more of our purchases on the shorter (six months or less) end of the yield curve, doing so across several of our short-term instrument categories. This shorter stance provided investment flexibility and allowed us to take advantage of higher yields more quickly during the Fed's tightening.

While the fund's composition remained similar to the previous reporting period, we increased our exposure to variable-rate securities, which are bonds whose yields adjust regularly in relation to changes in the federal funds rate and thus, tend to perform well in rising rate environments. This increase in variable rate holdings from 32% on Oct. 31 to 35% on April 29, provided the Fund with attractive yield.



[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Commercial Paper                  57.2%
Variable Rate Notes               38.3%
U.S. Government                    3.4%
Public Corporate                   1.1%

Footnotes read:

* To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in The Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

Due to the continued dearth of corporate commercial paper, we took great care in identifying other securities that met our conservative credit criteria (investing in single A and above securities) and provided potential value for the Fund. As such, we're pleased with our ability to successfully manage our approved list and avoid rating downgrades over the period.

Outlook

We expect the Federal Reserve to continue its cautious pace of raising the federal funds target rate. As such, our near-term strategy is to continue to add value by actively positioning the portfolio on the short end of the yield curve (six months or less) in order to take advantage of incremental yield.

As always, our primary concern in managing the Fund is the safety of your principal. We will continue to employ a strict focus on conservative investments that represent top-tier credits and a broad range of industries and maturates -- and will actively review our approved-issuers list to ensure that we have appropriate credit positions.

                                          Portfolio Facts
                                        As of April 29,2005

                                A Share             B Share Institutional Share
                     ------------------  ------------------  ------------------
Ticker                            AMMXX               TMBXX               AALXX
Transfer Agent ID                   018                 068                 091
Net Assets                 $651,996,142          $2,247,469        $245,241,300
NAV                               $1.00               $1.00               $1.00

Number of Holdings: 86


                           Average Annual Total Returns 2
                                As of April 29,2005

Class A 1                                   1-Year       5 Years       10 Years
-------------------------------------------------------------------------------
Net Asset Value                              1.02%         2.02%          3.49%

                                                                           From
                                                                      Inception
Class B 1                                    1-Year       5 Years      1/8/1997
-------------------------------------------------------------------------------
without sales charge                         0.88%         1.46%          2.59%
with sales charge                           (3.12%)        1.46%          2.59%

                                                                           From
                                                                      Inception
Institutional Class                         1-Year       5 Years     12/29/1997
-------------------------------------------------------------------------------
Net Asset Value                              1.47%         2.35%          3.23%


                                             Yields
                                     As of April 29,2005**

                                Class A             Class B       Institutional
-------------------------------------------------------------------------------
7-Day Yield                       2.17%               1.92%               2.58%
7-Day Effective Yield             2.19%               1.93%               2.62%



1 Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
   Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Please read your prospectus carefully.

** Seven-day yields of The Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 29, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds.) This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                         Expenses
                         Beginning         Ending        Paid During
                           Account        Account        Period *         Annualized
                             Value          Value        11/1/2004 --     Expense
                         11/1/2004      4/29/2005        4/29/2005        Ratio
-------------------------------------------------------------------------------------
Thrivent Technology Fund
Actual
Class A                     $1,000           $951          $7.94          1.65%
Class B                     $1,000           $949         $10.72          2.23%
Institutional Class         $1,000           $953          $4.53          0.94%

Hypothetical **
Class A                     $1,000         $1,016          $8.20          1.65%
Class B                     $1,000         $1,014         $11.07          2.23%
Institutional Class         $1,000         $1,020          $4.68          0.94%

Thrivent Partner Small Cap Value Fund
Actual
Class A                     $1,000         $1,002          $5.33          1.08%
Class B                     $1,000           $996         $10.29          2.08%
Institutional Class         $1,000         $1,005          $1.58          0.32%

Hypothetical **
Class A                     $1,000         $1,019          $5.38          1.08%
Class B                     $1,000         $1,014         $10.33          2.08%
Institutional Class         $1,000         $1,023          $1.60          0.32%

Thrivent Small Cap Stock Fund
Actual
Class A                     $1,000         $1,024          $6.84          1.37%
Class B                     $1,000         $1,019         $11.75          2.36%
Institutional Class         $1,000         $1,027          $3.60          0.72%

Hypothetical **
Class A                     $1,000         $1,018          $6.82          1.37%
Class B                     $1,000         $1,013         $11.71          2.36%
Institutional Class         $1,000         $1,021          $3.59          0.72%

Thrivent Small Cap Index Fund
Actual
Class A                     $1,000         $1,019          $4.73          0.95%

Hypothetical **
Class A                     $1,000         $1,020          $4.73          0.95%

Thrivent Mid Cap Growth Fund
Actual
Class A                     $1,000         $1,016          $6.81          1.37%
Class B                     $1,000         $1,010         $11.45          2.31%
Institutional Class         $1,000         $1,019          $2.44          0.49%

Hypothetical **
Class A                     $1,000         $1,018          $6.82          1.37%
Class B                     $1,000         $1,013         $11.47          2.31%
Institutional Class         $1,000         $1,022          $2.44          0.49%

Thrivent Mid Cap Stock Fund
Actual
Class A                     $1,000         $1,055          $6.33          1.25%
Class B                     $1,000         $1,049         $11.67          2.31%
Institutional Class         $1,000         $1,058          $3.55          0.70%

Hypothetical **
Class A                     $1,000         $1,018          $6.22          1.25%
Class B                     $1,000         $1,013         $11.47          2.31%
Institutional Class         $1,000         $1,021          $3.49          0.70%

Thrivent Mid Cap Index Fund
Actual
Class A                     $1,000         $1,052          $4.55          0.89%

Hypothetical **
Class A                     $1,000         $1,020          $4.48          0.89%

Thrivent Mid Cap Index Fund-I
Actual
Institutional Class         $1,000         $1,052          $4.10          0.81%

Hypothetical **
Institutional Class         $1,000         $1,021          $4.04          0.81%

Thrivent Partner International Stock Fund
Actual
Class A                     $1,000         $1,067          $7.54          1.48%
Class B                     $1,000         $1,061         $13.77          2.71%
Institutional Class         $1,000         $1,071          $3.83          0.75%

Hypothetical **
Class A                     $1,000         $1,017          $7.36          1.48%
Class B                     $1,000         $1,011         $13.44          2.71%
Institutional Class         $1,000         $1,021          $3.74          0.75%

Thrivent Large Cap Growth Fund
Actual
Class A                     $1,000         $1,005          $4.80          0.97%
Class B                     $1,000           $998         $10.74          2.18%
Institutional Class         $1,000         $1,010          $0.45          0.09%

Hypothetical **
Class A                     $1,000         $1,020          $4.83          0.97%
Class B                     $1,000         $1,014         $10.83          2.18%
Institutional Class         $1,000         $1,024          $0.45          0.09%

Thrivent Large Cap Value Fund
Actual
Class A                     $1,000         $1,057          $5.38          1.06%
Class B                     $1,000         $1,051         $11.18          2.21%
Institutional Class         $1,000         $1,060          $2.64          0.52%

Hypothetical **
Class A                     $1,000         $1,019          $5.28          1.06%
Class B                     $1,000         $1,014         $10.97          2.21%
Institutional Class         $1,000         $1,022          $2.59          0.52%

Thrivent Large Cap Stock Fund
Actual
Class A                     $1,000         $1,029          $5.15          1.03%
Class B                     $1,000         $1,024          $9.43          1.89%
Institutional Class         $1,000         $1,031          $2.76          0.55%

Hypothetical **
Class A                     $1,000         $1,020          $5.13          1.03%
Class B                     $1,000         $1,015          $9.39          1.89%
Institutional Class         $1,000         $1,022          $2.74          0.55%

Thrivent Large Cap Index Fund
Actual
Class A                     $1,000         $1,031          $3.01          0.60%

Hypothetical **
Class A                     $1,000         $1,022          $2.99          0.60%

Thrivent Large Cap Index Fund-I
Actual
Institutional Class         $1,000         $1,032          $2.81          0.56%

Hypothetical **
Institutional Class         $1,000         $1,022          $2.79          0.56%

Thrivent Balanced Fund
Actual
Class A                     $1,000         $1,006          $5.39          1.09%
Class B                     $1,000         $1,001         $10.02          2.03%
Institutional Class         $1,000         $1,009          $2.97          0.60%

Hypothetical **
Class A                     $1,000         $1,019          $5.43          1.09%
Class B                     $1,000         $1,015         $10.08          2.03%
Institutional Class         $1,000         $1,022          $2.99          0.60%

Thrivent High Yield Fund
Actual
Class A                     $1,000           $999          $4.34          0.88%
Class B                     $1,000           $996          $8.52          1.73%
Institutional Class         $1,000         $1,001          $2.27          0.46%

Hypothetical **
Class A                     $1,000         $1,020          $4.38          0.88%
Class B                     $1,000         $1,016          $8.60          1.73%
Institutional Class         $1,000         $1,022          $2.29          0.46%

Thrivent High Yield Fund II
Actual
Class A                     $1,000           $995          $4.77          0.97%
Class B                     $1,000           $990          $9.62          1.96%
Institutional Class         $1,000           $997          $2.51          0.51%

Hypothetical **
Class A                     $1,000         $1,020          $4.83          0.97%
Class B                     $1,000         $1,015          $9.74          1.96%
Institutional Class         $1,000         $1,022          $2.54          0.51%

Thrivent Municipal Bond Fund
Actual
Class A                     $1,000         $1,018          $3.88          0.78%
Class B                     $1,000         $1,014          $7.30          1.47%
Institutional Class         $1,000         $1,019          $2.34          0.47%

Hypothetical **
Class A                     $1,000         $1,021          $3.89          0.78%
Class B                     $1,000         $1,017          $7.31          1.47%
Institutional Class         $1,000         $1,022          $2.34          0.47%

Thrivent Income Fund
Actual
Class A                     $1,000         $1,006          $4.01          0.81%
Class B                     $1,000         $1,002          $8.05          1.63%
Institutional Class         $1,000         $1,008          $1.98          0.40%

Hypothetical **
Class A                     $1,000         $1,021          $4.04          0.81%
Class B                     $1,000         $1,017          $8.11          1.63%
Institutional Class         $1,000         $1,023          $1.99          0.40%

Thrivent Core Bond Fund
Actual
Class A                     $1,000         $1,006          $4.55          0.92%
Class B                     $1,000         $1,001          $9.42          1.91%
Institutional Class         $1,000         $1,007          $2.42          0.49%

Hypothetical **
Class A                     $1,000         $1,020          $4.58          0.92%
Class B                     $1,000         $1,015          $9.49          1.91%
Institutional Class         $1,000         $1,022          $2.44          0.49%

Thrivent Bond Index Fund-I
Actual
Institutional Class         $1,000         $1,009          $2.82          0.57%

Hypothetical **
Institutional Class         $1,000         $1,022          $2.84          0.57%

Thrivent Limited Maturity Bond Fund
Actual
Class A                     $1,000         $1,000          $4.34          0.88%
Class B                     $1,000         $1,001          $4.29          0.87%
Institutional Class         $1,000         $1,003          $1.98          0.40%

Hypothetical **
Class A                     $1,000         $1,020          $4.38          0.88%
Class B                     $1,000         $1,020          $4.33          0.87%
Institutional Class         $1,000         $1,023          $1.99          0.40%

Thrivent Money Market Fund
Actual
Class A                     $1,000         $1,008          $4.46          0.90%
Class B                     $1,000         $1,007          $5.00          1.01%
Institutional Class         $1,000         $1,010          $2.03          0.41%

Hypothetical **
Class A                     $1,000         $1,020          $4.48          0.90%
Class B                     $1,000         $1,020          $5.03          1.01%
Institutional Class         $1,000         $1,023          $2.04          0.41%

 * Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 180 /365 to reflect the one-half year period.

** Assuming 5% total return before expenses.




Technology Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (88.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (2.6%)
-------------------------------------------------------------------------------------------------------------------------
      13,700   eBay, Inc.(b)                                                                                     $434,701
       8,400   Stamps.com, Inc.(b,c)                                                                              162,372
       6,000   Time Warner, Inc.(b)                                                                               100,860
       7,500   Walt Disney Company                                                                                198,000
      14,300   XM Satellite Radio Holdings, Inc.(b,c)                                                             396,682
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     1,292,615
=========================================================================================================================

Health Care (4.5%)
-------------------------------------------------------------------------------------------------------------------------
         800   Beckman Coulter, Inc.                                                                               53,368
       1,300   Fisher Scientific International, Inc.(b)                                                            77,194
       9,000   iShares Dow Jones US Healthcare Sector
               Index Fund                                                                                         544,410
      12,000   iShares Nasdaq Biotechnology Index Fund(b)                                                         761,640
      10,900   iShares S&P Global Healthcare Sector Index
               Fund                                                                                               550,559
       1,600   Medtronic, Inc.                                                                                     84,320
       2,500   St. Jude Medical, Inc.(b)                                                                           97,575
       1,000   Zimmer Holdings, Inc.(b)                                                                            81,420
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,250,486
=========================================================================================================================

Industrials (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       6,000   Monster Worldwide, Inc.(b)                                                                         138,060
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                  138,060
=========================================================================================================================

Information Technology (79.9%)
-------------------------------------------------------------------------------------------------------------------------
      17,300   Accenture, Ltd.(b)                                                                                 375,410
       4,400   Adobe Systems, Inc.                                                                                261,668
       1,300   Affiliated Computer Services, Inc.(b)                                                               61,971
      18,400   Agilent Technologies, Inc.(b)                                                                      381,800
       9,200   Akamai Technologies, Inc.(b,c)                                                                     108,652
      19,200   Altera Corporation(b)                                                                              398,016
       2,400   Altiris, Inc.(b)                                                                                    39,096
       6,700   Amphenol Corporation                                                                               264,248
      22,200   Analog Devices, Inc.                                                                               757,242
      50,600   Apple Computer, Inc.(b)                                                                          1,824,636
      51,500   Applied Materials, Inc.(b)                                                                         765,805
      11,300   ASML Holding NV ADR(b,c)                                                                           163,737
      13,800   Aspen Technology, Inc.(b,c)                                                                         62,100
       9,500   Atheros Communications, Inc.(b,c)                                                                   69,160
      23,600   ATI Technologies, Inc.(b)                                                                          349,280
      16,925   AU Optronics Corporation(c)                                                                        274,524
       2,700   Automatic Data Processing, Inc.                                                                    117,288
      14,800   Avaya, Inc.(b)                                                                                     128,464
       3,100   Avid Technology, Inc.(b)                                                                           153,481
      21,000   BEA Systems, Inc.(b)                                                                               144,900
       3,200   BMC Software, Inc.(b)                                                                               51,840
      15,300   Broadcom Corporation(b)                                                                            457,623
       3,700   Business Objects SA ADR(b,c)                                                                        95,497
       3,600   CDW Corporation                                                                                    196,884
      15,000   Check Point Software Technologies, Ltd.(b)                                                         314,250
     104,900   Cisco Systems, Inc.(b)                                                                           1,812,672
      12,700   Citrix Systems, Inc.(b)                                                                            285,750
       6,800   Cognizant Technology Solutions
               Corporation(b)                                                                                     285,668
       4,500   Cognos, Inc.(b)                                                                                    170,280
       5,500   Computer Associates International, Inc.                                                            147,950
       2,000   Computer Sciences Corporation(b)                                                                    86,960
      22,300   Comverse Technology, Inc.(b)                                                                       508,217
      14,800   Corning, Inc.(b)                                                                                   203,500
      16,800   Cypress Semiconductor Corporation(b,c)                                                             201,432
      59,100   Dell, Inc.(b)                                                                                    2,058,452
       1,800   Digital River, Inc.(b,c)                                                                            47,880
       4,200   DST Systems, Inc.(b)                                                                               190,680
       6,100   Electronic Arts, Inc.(b)                                                                           325,679
      91,500   EMC Corporation(b)                                                                               1,200,480
       3,700   First Data Corporation                                                                             140,711
      27,400   Flextronics International, Ltd.(b)                                                                 305,510
       5,600   FormFactor, Inc.(b)                                                                                127,904
       6,107   Freescale Semiconductor, Inc.(b)                                                                   115,178
       1,200   Google, Inc.(b)                                                                                    264,000
      15,600   Hewlett-Packard Company                                                                            319,332
       2,800   Hyperion Solutions Corporation(b)                                                                  113,876
      33,800   Informatica Corporation(b)                                                                         261,274
         800   Infosys Technologies, Ltd. ADR(c)                                                                   47,360
      20,700   Integrated Device Technology, Inc.(b)                                                              221,490
      74,700   Intel Corporation                                                                                1,756,944
      17,500   International Business Machines
               Corporation                                                                                      1,336,650
      24,900   Interwoven, Inc.(b)                                                                                192,228
       9,400   Jabil Circuit, Inc.(b)                                                                             259,440
       3,100   JDA Software Group, Inc.(b,c)                                                                       31,744
      55,500   JDS Uniphase Corporation(b)                                                                         82,140
      27,400   Juniper Networks, Inc.(b)                                                                          618,966
      12,700   KLA-Tencor Corporation                                                                             495,554
      14,300   Lam Research Corporation(b)                                                                        366,795
       2,800   Lexmark International, Inc.(b)                                                                     194,460
      14,700   Linear Technology Corporation                                                                      525,378
      80,400   Lucent Technologies, Inc.(b,c)                                                                     195,372
       8,000   Macromedia, Inc.(b)                                                                                316,880
      19,100   Marvell Technology Group, Ltd.(b)                                                                  639,468
      12,000   Maxim Integrated Products, Inc.                                                                    448,800
       7,600   McAfee, Inc.(b)                                                                                    158,916
       3,500   Mercury Interactive Corporation(b)                                                                 144,655
      11,800   Microchip Technology, Inc.                                                                         336,064
      13,100   Micron Technology, Inc.(b)                                                                         127,201
      71,100   Microsoft Corporation                                                                            1,798,830
      50,000   Motorola, Inc.                                                                                     767,000
      22,600   National Semiconductor Corporation                                                                 431,208
      18,400   NETGEAR, Inc.(b,c)                                                                                 296,792
       9,900   Network Appliance, Inc.(b)                                                                         263,637
      26,600   Nokia Oyj ADR                                                                                      425,068
      50,900   Nortel Networks Corporation(b,c)                                                                   126,741
      30,500   Novell, Inc.(b,c)                                                                                  180,255
      17,800   NVIDIA Corporation(b)                                                                              390,532
      53,900   ON Semiconductor Corporation(b,c)                                                                  185,416
      84,800   Oracle Corporation(b)                                                                              980,288
      10,100   Plexus Corporation(b)                                                                              122,311
       1,800   QLogic Corporation(b)                                                                               59,832
      31,800   QUALCOMM, Inc.                                                                                   1,109,502
      13,700   Red Hat, Inc.(b,c)                                                                                 147,275
       4,900   SanDisk Corporation(b)                                                                             116,130
      16,500   Sanmina-SCI Corporation(b)                                                                          66,165
       8,200   SAP AG(c)                                                                                          323,326
       7,000   Scientific-Atlanta, Inc.                                                                           214,060
       3,900   Seagate Technology(b)                                                                               68,562
      61,900   SeeBeyond Technology Corporation(b)                                                                165,892
      11,800   Siebel Systems, Inc.(b)                                                                            106,200
      22,700   Stellent, Inc.(b,c)                                                                                160,035
      14,600   STMicroelectronics NV(c)                                                                           207,320
      31,400   Symantec Corporation(b)                                                                            589,692
       9,100   Symbol Technologies, Inc.                                                                          121,667
      45,741   Taiwan Semiconductor Manufacturing
               Company, Ltd. ADR                                                                                  393,830
       2,700   Take-Two Interactive Software, Inc.(b,c)                                                            63,531
      10,400   Telefonaktiebolaget LM Ericsson(c)                                                                 306,280
       9,600   Teradyne, Inc.(b)                                                                                  105,792
      29,200   Texas Instruments, Inc.                                                                            728,832
      38,800   TIBCO Software, Inc.(b)                                                                            277,032
      29,200   VeriSign, Inc.(b)                                                                                  772,632
       4,600   VERITAS Software Corporation(b)                                                                     94,714
       7,400   Viisage Technology, Inc.(b,c)                                                                       22,274
       6,200   Vishay Intertechnology, Inc.(b)                                                                     66,278
      22,300   Vitria Technology, Inc.(b,c)                                                                        60,656
      28,600   webMethods, Inc.(b)                                                                                133,562
      19,100   Western Digital Corporation(b)                                                                     242,379
      23,900   Wind River Systems, Inc.(b)                                                                        310,222
      11,300   Xerox Corporation(b)                                                                               149,725
      14,400   Xilinx, Inc.                                                                                       387,936
      32,000   Yahoo!, Inc.(b)                                                                                  1,104,320
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    40,131,193
=========================================================================================================================

Telecommunications Services (1.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,100   Nextel Communications, Inc.(b)                                                                     142,749
      20,550   Sprint Corporation                                                                                 457,443
       5,600   Verizon Communications, Inc.                                                                       200,480
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  800,672
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $52,432,693)                                                           44,613,026
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (6.9%)                                                Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   3,458,634   Thrivent Financial Securities Lending
               Trust                                                         2.900%                 N/A        $3,458,634
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $3,458,634)                                                                         3,458,634
=========================================================================================================================

      Shares   Short-Term Investments (4.2%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   2,117,112   Thrivent Money Market Fund                                    2.650%                 N/A        $2,117,112
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,117,112
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $58,008,439)                                                           $50,188,772
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:

    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.


Partner Small Cap Value Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (86.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (12.0%)
-------------------------------------------------------------------------------------------------------------------------
      60,500   Aaron Rents, Inc.                                                                               $1,328,580
       6,300   Accuride Corporation(b)                                                                             54,621
      23,000   CSS Industries, Inc.(c)                                                                            746,810
      32,000   Cutter & Buck, Inc.                                                                                431,360
      53,000   Dixie Group, Inc.(b)                                                                               795,000
      33,800   Fred's, Inc.(c)                                                                                    488,072
      45,700   Hancock Fabrics, Inc.(c)                                                                           270,544
      76,500   Haverty Furniture Companies, Inc.                                                                1,097,775
     125,000   IMPCO Technologies, Inc.(b,c)                                                                      395,000
      43,000   Journal Register Company(b)                                                                        680,260
      22,700   Orient Express Hotels, Ltd.                                                                        596,329
      34,400   RARE Hospitality International, Inc.(b)                                                            957,008
      16,000   Ruby Tuesday, Inc.(c)                                                                              360,000
      32,500   Saga Communications, Inc.(b)                                                                       478,075
       7,900   SCP Pool Corporation                                                                               257,382
      16,300   Stanley Furniture Company, Inc.                                                                    682,155
      19,000   Steak n Shake Company(b)                                                                           343,520
      38,200   Stein Mart, Inc.(b)                                                                                773,932
      18,500   Steven Madden, Ltd.(b,c)                                                                           293,780
      40,000   TBC Corporation(b)                                                                               1,046,400
      25,000   WCI Communities, Inc.(b,c)                                                                         700,750
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    12,777,353
=========================================================================================================================

Consumer Staples (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      32,200   Casey's General Stores, Inc.                                                                       543,536
      29,000   Nash Finch Company(c)                                                                            1,025,730
      27,000   Standard Commercial Corporation(c)                                                                 471,150
      22,200   Wild Oats Markets, Inc.(b,c)                                                                       224,220
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,264,636
=========================================================================================================================

Energy (6.3%)
-------------------------------------------------------------------------------------------------------------------------
      24,300   Encore Acquisition Company(b)                                                                      892,296
      34,500   Forest Oil Corporation(b)                                                                        1,329,285
      24,600   Lone Star Technologies, Inc.(b)                                                                    957,924
      17,500   Magnum Hunter Resources, Inc.(b)                                                                   252,525
           1   Tel Offshore Trust                                                                                       6
      25,800   TETRA Technologies, Inc.(b)                                                                        697,374
      40,600   Todco(b)                                                                                           903,350
      31,900   W-H Energy Services, Inc.(b)                                                                       702,438
      34,000   Whiting Petroleum Corporation(b)                                                                 1,029,180
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,764,378
=========================================================================================================================

Financials (22.1%)
-------------------------------------------------------------------------------------------------------------------------
      34,600   Allied Capital Corporation(c)                                                                      951,500
      16,600   American Capital Strategies, Ltd.(c)                                                               530,868
      18,300   Bedford Property Investors, Inc.                                                                   389,607
      19,800   Boston Private Financial Holdings, Inc.                                                            442,332
      38,000   Bristol West Holdings, Inc.                                                                        573,040
      39,700   East West Bancorp, Inc.                                                                          1,275,164
      37,000   First Financial Fund, Inc.(c)                                                                      646,760
      44,000   First Potomac Realty Trust                                                                         986,040
      47,200   First Republic Bank                                                                              1,476,888
      11,800   Gables Residential Trust(c)                                                                        432,470
      27,000   GB&T Bancshares, Inc.(c)                                                                           545,535
      55,500   Glenborough Realty Trust, Inc.                                                                   1,139,970
      23,000   Innkeepers USA Trust                                                                               305,210
       3,300   iShares Russell 2000 Value(c)                                                                      576,972
      10,800   Kilroy Realty Corporation                                                                          471,204
      67,000   Kite Realty Group Trust                                                                            938,000
       2,600   Markel Corporation(b)                                                                              892,060
      44,600   Max Re Capital, Ltd.                                                                               978,970
      24,500   Midland Company                                                                                    769,300
      33,300   Net Bank, Inc.                                                                                     273,393
      25,800   Ohio Casualty Corporation(b)                                                                       605,010
      29,000   ProAssurance Corporation(b)                                                                      1,087,790
      26,500   Silicon Valley Bancshares(b)                                                                     1,256,100
      68,000   Strategic Hotel Capital, Inc.(c)                                                                   959,480
      24,100   Sun Communities, Inc.                                                                              839,885
      67,000   Texas Regional Bancshares, Inc.                                                                  1,867,289
      27,000   Trammell Crow Company(b)                                                                           575,100
      23,500   Triad Guaranty, Inc.(b)                                                                          1,182,285
      17,600   Washington Real Estate Investment Trust                                                            524,656
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                23,492,878
=========================================================================================================================

Health Care (4.6%)
-------------------------------------------------------------------------------------------------------------------------
      13,500   Arrow International, Inc.                                                                          447,390
      58,100   Diversa Corporation(b)                                                                             305,025
      20,800   Matthews International Corporation                                                                 740,688
      40,000   Myogen, Inc.(b,c)                                                                                  260,000
      16,000   Myriad Genetics, Inc.(b,c)                                                                         258,560
      58,000   Odyssey Healthcare, Inc.(b,c)                                                                      662,940
      49,000   Owens & Minor, Inc.                                                                              1,421,490
      29,600   West Pharmaceutical Services, Inc.                                                                 779,664
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,875,757
=========================================================================================================================

Industrials (17.9%)
-------------------------------------------------------------------------------------------------------------------------
      11,500   Ameron International Corporation                                                                   379,615
      73,000   Casella Waste Systems, Inc.(b)                                                                     860,670
      35,000   Dollar Thrifty Automotive Group, Inc.(b)                                                         1,184,750
      15,200   EDO Corporation                                                                                    453,416
      44,200   Electro Rent Corporation(b)                                                                        532,168
      24,700   ElkCorp                                                                                            679,250
      22,400   Franklin Electric Company, Inc.                                                                    796,544
      22,800   FTI Consulting, Inc.(b)                                                                            503,424
      25,400   G & K Services, Inc.                                                                               974,852
      44,200   Genesee & Wyoming, Inc.(b)                                                                       1,059,916
       9,700   Genlyte Group, Inc.(b)                                                                             769,598
      18,000   Hub Group, Inc.(b)                                                                                 990,000
      28,000   IDEX Corporation                                                                                 1,043,000
      57,500   Insituform Technologies, Inc.(b)                                                                   857,325
      13,500   JLG Industries, Inc.                                                                               275,130
      28,000   Kirby Corporation(b)                                                                             1,140,720
      77,500   LSI Industries, Inc.                                                                               935,425
      46,000   McGrath Rentcorp                                                                                 1,021,200
      28,300   Nordson Corporation                                                                                911,826
      38,000   RemedyTemp, Inc.(b)                                                                                370,500
      28,500   Thomas Industries, Inc.                                                                          1,124,895
      55,000   Vitran Corporation Incorporated(b)                                                                 817,300
      17,500   Waste Connections, Inc.(b)                                                                         616,350
      10,100   Woodward Governor Company                                                                          712,656
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               19,010,530
=========================================================================================================================

Information Technology (7.8%)
-------------------------------------------------------------------------------------------------------------------------
      69,000   Agile Software Corporation(b)                                                                      453,330
      26,000   Applied Films Corporation(b)                                                                       621,660
      15,800   ATMI, Inc.(b,c)                                                                                    362,057
      40,500   Belden CDT, Inc.                                                                                   742,770
      38,300   Brooks Automation, Inc.(b)                                                                         492,538
      21,000   Catapult Communications Corporation(b)                                                             310,380
      47,000   Helix Technology Corporation(c)                                                                    566,115
     150,000   Lattice Semiconductor Corporation(b)                                                               684,000
      10,000   Littelfuse, Inc.(b)                                                                                269,400
      47,000   Methode Electronics, Inc.                                                                          529,690
     101,100   MPS Group, Inc.(b)                                                                                 807,789
      50,000   Mykrolis Corporation(b)                                                                            637,500
      15,500   Progress Software Corporation(b)                                                                   413,540
      83,000   SBS Technologies, Inc.(b)                                                                          781,030
      14,000   SPSS, Inc.(b)                                                                                      225,260
      30,100   StarTek, Inc.(c)                                                                                   437,955
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     8,335,014
=========================================================================================================================

Materials (8.3%)
-------------------------------------------------------------------------------------------------------------------------
      40,800   Airgas, Inc.                                                                                       894,336
      21,000   AptarGroup, Inc.                                                                                 1,012,830
      26,000   Arch Chemicals, Inc.                                                                               670,280
      19,300   Carpenter Technology Corporation                                                                 1,067,290
      16,500   Chesapeake Corporation                                                                             320,430
       7,300   Deltic Timber Corporation                                                                          258,785
      14,000   Florida Rock Industries, Inc.                                                                      813,120
      49,000   Gibraltar Industries, Inc.(c)                                                                    1,029,490
      18,000   MacDermid, Inc.                                                                                    546,300
      19,800   Meridian Gold, Inc.(b)                                                                             301,752
       9,000   Minerals Technologies, Inc.                                                                        587,880
      44,400   Myers Industries, Inc.                                                                             426,684
       2,200   Potlatch Corporation(c)                                                                            103,906
      58,000   Stillwater Mining Company(b)                                                                       423,400
      32,500   Wausau-Mosinee Paper Corporation                                                                   431,275
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  8,887,758
=========================================================================================================================

Utilities (4.9%)
-------------------------------------------------------------------------------------------------------------------------
      24,000   Black Hills Corporation(c)                                                                         822,720
      46,000   Cleco Corporation                                                                                  939,320
      51,000   El Paso Electric Company(b)                                                                        995,010
      14,500   Otter Tail Power Company(c)                                                                        355,830
      33,500   UniSource Energy Corporation(c)                                                                  1,046,875
      39,500   Vectren Corporation(c)                                                                           1,066,895
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  5,226,650
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $89,414,332)                                                           91,634,954
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (12.9%)                                               Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  13,716,823   Thrivent Financial Securities Lending
               Trust                                                         2.900%                 N/A       $13,716,823
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $13,716,823)                                                                       13,716,823
=========================================================================================================================

      Shares   Short-Term Investments (1.1%)                         Interest Rate(d)      Maturity Date            Value
-------------------------------------------------------------------------------------------------------------------------
   1,132,135   Thrivent Money Market Fund                                    2.650%                  N/A       $1,132,135
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,132,135
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $104,263,290)                                                         $106,483,912
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.


Small Cap Stock Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


     Shares   Common Stock (82.3%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (12.5%)
-------------------------------------------------------------------------------------------------------------------------
      34,200   A.C. Moore Arts & Crafts, Inc.(b)                                                                 $889,542
      63,300   Aeropostale, Inc.(b)                                                                             1,767,969
      72,900   American Eagle Outfitters, Inc.                                                                  1,911,438
      23,650   AnnTaylor Stores Corporation(b)                                                                    579,188
      48,300   Autoliv, Inc.                                                                                    2,137,275
      40,300   Boyd Gaming Corporation                                                                          2,127,034
      46,100   Cheesecake Factory, Inc.(b)                                                                      1,414,809
      48,000   Children's Place Retail Stores, Inc.(b)                                                          1,786,080
      65,900   Cooper Tire & Rubber Company                                                                     1,149,955
      73,300   Gander Mountain Company(b,c)                                                                       762,320
      71,100   Great Wolf Resorts, Inc.(b,c)                                                                    1,509,098
      38,200   Guitar Center, Inc.(b)                                                                           1,885,170
      53,800   Hibbett Sporting Goods, Inc.(b)                                                                  1,450,986
     112,800   Insight Enterprises, Inc.(b)                                                                     2,041,680
     227,000   Interface, Inc.(b)                                                                               1,362,000
      62,900   International Speedway Corporation                                                               3,346,280
      51,600   Jack in the Box, Inc.(b)                                                                         1,886,496
     103,900   Lions Gate Entertainment Corporation(b,c)                                                        1,003,674
      12,968   M.D.C. Holdings, Inc.                                                                              847,848
       7,225   Marine Products Corporation                                                                         94,648
     110,400   MarineMax, Inc.(b,c)                                                                             2,986,320
     115,400   Marvel Enterprises, Inc.(b)                                                                      2,261,840
      27,400   Men's Wearhouse, Inc.(b)                                                                         1,130,798
      31,900   Nordstrom, Inc.                                                                                  1,621,477
      30,300   P.F. Chang's China Bistro, Inc.(b,c)                                                             1,682,256
      53,700   Pep Boys - Manny, Moe & Jack(c)                                                                    761,466
      70,800   Quiksilver, Inc.(b)                                                                              1,950,540
     111,700   Radio One, Inc.(b,c)                                                                             1,454,334
      36,800   Red Robin Gourmet Burgers, Inc.(b,c)                                                             1,783,328
      21,500   Regis Corporation                                                                                  768,195
     108,025   SCP Pool Corporation                                                                             3,519,454
      69,950   Shuffle Master, Inc.(b,c)                                                                        1,762,040
      51,700   Sonic Corporation(b)                                                                             1,656,468
      48,000   Stamps.com, Inc.(b)                                                                                927,840
      46,200   Texas Roadhouse, Inc.(b,c)                                                                       1,202,124
      29,500   Tractor Supply Company(b)                                                                        1,186,490
      94,200   ValueVision Media, Inc.(b,c)                                                                       932,580
     104,400   Warnaco Group, Inc.(b)                                                                           2,344,824
      52,500   WCI Communities, Inc.(b,c)                                                                       1,471,575
     123,900   Wolverine World Wide, Inc.                                                                       2,513,931
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    63,871,370
=========================================================================================================================

Consumer Staples (2.9%)
-------------------------------------------------------------------------------------------------------------------------
     166,000   Casey's General Stores, Inc.                                                                     2,802,080
      56,600   Central Garden and Pet Company(b)                                                                2,353,994
     137,600   Corn Products International, Inc.                                                                3,029,952
      52,200   Dean Foods Company(b)                                                                            1,793,592
      58,400   Elizabeth Arden, Inc.(b,c)                                                                       1,278,960
      44,900   McCormick & Company, Inc.                                                                        1,553,091
      49,200   Ralcorp Holdings, Inc.                                                                           1,949,304
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          14,760,973
=========================================================================================================================

Energy (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      43,200   Cimarex Energy Company(b,c)                                                                      1,533,600
      77,000   Dawson Geophysical Company(b)                                                                    1,543,850
      64,900   Dril-Quip, Inc.(b)                                                                               1,891,835
     113,900   Energy Partners, Ltd.(b)                                                                         2,603,754
      65,400   FMC Technologies, Inc.(b)                                                                        1,983,582
      34,000   Forest Oil Corporation(b,c)                                                                      1,310,020
      90,000   Global Industries, Ltd.(b)                                                                         867,600
      80,900   Key Energy Services, Inc.(b)                                                                       923,878
      57,200   Maverick Tube Corporation(b)                                                                     1,663,948
      78,000   Patterson-UTI Energy, Inc.                                                                       1,869,660
     119,000   Pioneer Drilling Company(b)                                                                      1,569,610
      22,400   Precision Drilling Corporation(b)                                                                1,616,608
      94,600   Pride International, Inc.(b)                                                                     2,109,580
      21,600   Quicksilver Resources, Inc.(b,c)                                                                 1,108,728
      87,200   Range Resources Corporation(c)                                                                   1,975,080
     113,900   Superior Energy Services, Inc.(b)                                                                1,694,832
      28,500   Ultra Petroleum Corporation(b)                                                                   1,438,680
     229,400   Warren Resources, Inc.(b,c)                                                                      1,963,664
      46,200   World Fuel Services Corporation                                                                  1,155,000
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    30,823,509
=========================================================================================================================

Financials (14.2%)
-------------------------------------------------------------------------------------------------------------------------
      46,850   Affiliated Managers Group, Inc.(b,c)                                                             2,929,530
      20,700   Alabama National BanCorporation                                                                  1,183,626
      19,300   Alexandria Real Estate Equities, Inc.                                                            1,328,226
      66,700   American Capital Strategies, Ltd.(c)                                                             2,133,066
     127,600   Argonaut Group, Inc.(b,c)                                                                        2,509,892
      65,800   BioMed Realty Trust, Inc.                                                                        1,329,160
      55,211   BOK Financial Corporation(b)                                                                     2,310,580
      74,200   Center Financial Corporation                                                                     1,479,548
      50,600   CoBiz, Inc.(c)                                                                                     850,080
      47,500   Colonial BancGroup, Inc.                                                                         1,047,850
      57,700   Commercial Capital Bancorp, Inc.                                                                   911,083
      52,000   Corus Bankshares, Inc.                                                                           2,539,160
      31,800   Downey Financial Corporation                                                                     2,058,414
      46,100   EastGroup Properties, Inc.(c)                                                                    1,728,750
      34,400   First Community Bancorp, Inc.                                                                    1,422,440
      40,200   First Indiana Corporation(c)                                                                       996,960
      98,400   HCC Insurance Holdings, Inc.                                                                     3,500,088
      26,500   Home Properties, Inc.                                                                            1,109,025
     220,300   HRPT Properties Trust                                                                            2,588,525
      59,300   Investors Financial Services
               Corporation(c)                                                                                   2,487,635
      15,400   iShares Russell 2000 Index Fund(c)                                                               1,774,850
      11,800   iShares S&P SmallCap 600 Index Fund                                                              1,770,000
      19,700   Main Street Banks, Inc.(c)                                                                         466,693
      46,600   MB Financial, Inc.                                                                               1,694,842
      70,244   Mercantile Bank Corporation                                                                      2,781,662
     139,900   Ohio Casualty Corporation(b)                                                                     3,280,655
      33,300   Philadelphia Consolidated Holding
               Corporation(b)                                                                                   2,497,500
      50,000   Pinnacle Financial Partners, Inc.(b,c)                                                           1,071,500
      48,800   Piper Jaffray Companies(b)                                                                       1,349,320
      84,200   Platinum Underwriters Holdings, Ltd.                                                             2,492,320
      13,600   Preferred Bank Los Angeles                                                                         513,264
      41,200   Reinsurance Group of America, Inc.                                                               1,842,464
      51,600   RLI Corporation                                                                                  2,213,640
      44,100   Sky Financial Group, Inc.                                                                        1,151,010
      34,400   SL Green Realty Corporation                                                                      2,098,400
      31,300   South Financial Group, Inc.                                                                        826,007
      65,300   Sunstone Hotel Investors, Inc.(c)                                                                1,433,988
      71,177   Washington Federal, Inc.                                                                         1,586,535
      29,100   Westamerica Bancorporation                                                                       1,453,254
     190,900   Winston Hotels, Inc.                                                                             2,195,350
      35,400   Wintrust Financial Corporation                                                                   1,625,214
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                72,562,106
=========================================================================================================================

Health Care (12.2%)
-------------------------------------------------------------------------------------------------------------------------
      64,500   Amedisys, Inc.(b,c)                                                                              1,935,645
      27,800   Bone Care International, Inc.(b)                                                                   717,518
      70,000   Centene Corporation(b)                                                                           1,949,500
      47,500   Cooper Companies, Inc.                                                                           3,208,625
      21,300   Covance, Inc.(b)                                                                                   972,132
     167,900   CuraGen Corporation(b,c)                                                                           520,490
      46,000   Dade Behring Holdings, Inc.(b)                                                                   2,836,820
      37,000   Digene Corporation(b,c)                                                                            704,850
     407,350   Encore Medical Corporation(b,c)                                                                  1,698,650
      31,600   Endo Pharmaceutical Holdings, Inc.(b)                                                              627,260
      55,600   Haemonetics Corporation(b)                                                                       2,378,012
      39,400   Impax Laboratories, Inc.(b)                                                                        641,038
      80,300   Incyte Corporation(b,c)                                                                            525,162
      81,500   InterMune, Inc.(b,c)                                                                               880,200
      78,600   Intuitive Surgical, Inc.(b,c)                                                                    3,375,084
      13,500   Invitrogen Corporation(b)                                                                          989,145
      67,900   IVAX Corporation(b)                                                                              1,283,310
      30,500   LCA-Vision, Inc.                                                                                 1,195,295
      65,200   LifePoint Hospitals, Inc.(b)                                                                     2,898,140
      29,600   MGI Pharma, Inc.(b)                                                                                652,680
     202,600   OraSure Technologies Inc(b,c)                                                                    1,612,696
      33,500   Par Pharmaceutical Companies, Inc.(b,c)                                                          1,006,005
      61,700   Psychiatric Solutions, Inc.(b)                                                                   2,654,334
      65,550   Renal Care Group, Inc.(b)                                                                        2,500,732
      35,600   ResMed, Inc.(b)                                                                                  2,210,760
     468,800   Savient Pharmaceuticals, Inc.(b,c)                                                               1,293,888
      29,100   Serologicals Corporation(b,c)                                                                      626,523
      84,200   Shamir Optical Industry, Ltd.(b)                                                                 1,387,616
      44,600   Sierra Health Services, Inc.(b)                                                                  2,885,174
      87,400   Sybron Dental Specialties, Inc.(b)                                                               3,255,650
      68,600   United Surgical Partners International,
               Inc.(b,c)                                                                                        3,035,550
      32,800   Varian, Inc.(b)                                                                                  1,087,976
      73,900   Ventana Medical Systems, Inc.(b,c)                                                               2,942,698
      73,200   Vertex Pharmaceuticals, Inc.(b)                                                                    698,328
      33,900   Watson Pharmaceuticals, Inc.(b)                                                                  1,017,000
      66,250   Wellcare Health Plans, Inc.(b)                                                                   1,954,375
      54,600   Wright Medical Group, Inc.(b,c)                                                                  1,355,718
      43,800   ZymoGenetics, Inc.(b,c)                                                                            677,148
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               62,191,727
=========================================================================================================================

Industrials (14.8%)
-------------------------------------------------------------------------------------------------------------------------
      53,300   ARGON ST, Inc.(b)                                                                                1,505,725
      34,800   Arkansas Best Corporation                                                                        1,097,244
     166,600   Artesyn Technologies, Inc.(b,c)                                                                  1,174,530
      91,700   Asset Acceptance Capital Corp.(b)                                                                1,875,265
     102,700   Beacon Roofing Supply, Inc.(b)                                                                   2,279,940
      30,500   Briggs & Stratton Corporation                                                                      987,285
      47,000   Consolidated Graphics, Inc.(b)                                                                   2,157,300
      26,300   CUNO, Inc.(b)                                                                                    1,333,936
      35,200   DRS Technologies, Inc.(b)                                                                        1,557,600
      56,100   Dycom Industries, Inc.(b)                                                                        1,304,886
      11,850   Freightcar America, Inc.(b)                                                                        230,008
      59,900   G & K Services, Inc.                                                                             2,298,962
      82,600   Genesee & Wyoming, Inc.(b)                                                                       1,980,748
      38,100   Genlyte Group, Inc.(b)                                                                           3,022,854
      42,037   Graco, Inc.                                                                                      1,419,589
      19,000   Hub Group, Inc.(b)                                                                               1,045,000
      93,700   Hughes Supply, Inc.                                                                              2,445,570
      63,850   IDEX Corporation                                                                                 2,378,412
      47,800   Jacobs Engineering Group, Inc.(b)                                                                2,328,338
     271,200   Jacuzzi Brands, Inc.(b,c)                                                                        2,454,360
     199,200   Kforce, Inc.(b,c)                                                                                1,589,616
      55,450   Knight Transportation, Inc.                                                                      1,171,658
      72,500   Landstar System, Inc.(b)                                                                         2,222,125
      47,900   Manitowoc Company, Inc.                                                                          1,916,000
      89,100   Mercury Computer Systems, Inc.(b,c)                                                              2,346,003
      68,800   Monster Worldwide, Inc.(b)                                                                       1,583,088
      88,800   MSC Industrial Direct Company, Inc.                                                              2,386,056
      47,200   Oshkosh Truck Corporation                                                                        3,547,079
      94,600   Pacer International, Inc.(b)                                                                     1,961,058
      24,100   Precision Castparts Corporation                                                                  1,775,206
      31,200   Ritchie Bros. Auctioneers, Inc.                                                                  1,061,112
      35,100   Roper Industries, Inc.                                                                           2,375,217
     115,700   SkyWest, Inc.                                                                                    2,091,856
     158,150   Standard Parking Corporation(b,c)                                                                2,503,514
     115,000   Stewart & Stevenson Services, Inc.                                                               2,760,000
      23,200   Terex Corporation(b)                                                                               867,216
      24,000   Toro Company                                                                                       991,680
      30,900   Trex Company, Inc.(b,c)                                                                          1,241,562
      87,950   Waste Connections, Inc.(b)                                                                       3,097,599
      60,600   Watson Wyatt & Company Holdings                                                                  1,599,840
      35,900   York International Corporation                                                                   1,404,767
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               75,369,804
=========================================================================================================================

Information Technology (12.4%)
-------------------------------------------------------------------------------------------------------------------------
      70,600   Anteon International Corporation(b)                                                              2,951,080
      27,400   Avid Technology, Inc.(b)                                                                         1,356,574
      75,100   Avocent Corporation(b)                                                                           1,888,014
     115,200   Axcelis Technologies, Inc.(b)                                                                      715,392
      71,100   Benchmark Electronics, Inc.(b)                                                                   1,922,544
      23,400   Cabot Microelectronics Corporation(b,c)                                                            673,686
      51,600   CACI International, Inc.(b)                                                                      3,205,392
     160,500   Carrier Access Corporation(b)                                                                      845,835
     111,300   CNET Networks, Inc.(b,c)                                                                         1,103,540
      33,800   Cymer, Inc.(b)                                                                                     837,902
      78,200   Cypress Semiconductor Corporation(b,c)                                                             937,618
     136,400   Digitas, Inc.(b)                                                                                 1,359,908
     184,000   EarthLink, Inc.(b)                                                                               1,689,120
      34,200   Fairchild Semiconductor International,
               Inc.(b)                                                                                            459,990
      61,300   FindWhat.com(b,c)                                                                                  516,146
      48,200   Global Payments, Inc.(c)                                                                         3,121,432
      25,200   Hyperion Solutions Corporation(b)                                                                1,024,884
      60,600   Ingram Micro, Inc.(b)                                                                            1,009,596
      64,300   Integrated Device Technology, Inc.(b)                                                              688,010
      44,700   Inter-Tel, Inc.                                                                                    851,088
      20,000   International Rectifier Corporation(b)                                                             850,800
     176,400   iVillage, Inc.(b,c)                                                                              1,155,420
      39,700   Keynote Systems, Inc.(b)                                                                           434,715
      31,850   Kronos, Inc.(b)                                                                                  1,243,742
      66,200   Macromedia, Inc.(b)                                                                              2,622,182
      46,500   Manhattan Associates, Inc.(b)                                                                      877,920
      20,100   McAfee, Inc.(b)                                                                                    420,291
     245,400   Micromuse, Inc.(b)                                                                               1,268,718
      54,200   Microsemi Corporation(b)                                                                           917,064
     253,000   MPS Group, Inc.(b)                                                                               2,021,470
     241,200   ON Semiconductor Corporation(b,c)                                                                  829,728
     245,400   Parametric Technology Corporation(b)                                                             1,305,528
     142,900   Phoenix Technologies, Ltd.(b)                                                                    1,156,061
      67,000   Photronics, Inc.(b)                                                                              1,065,300
      37,200   Plantronics, Inc.                                                                                1,171,428
     283,300   Plexus Corporation(b)                                                                            3,430,763
     132,400   Powerwave Technologies, Inc.(b,c)                                                                  955,928
     347,800   SeeBeyond Technology Corporation(b)                                                                932,104
     151,500   Skyworks Solutions, Inc.(b)                                                                        793,860
     119,400   Stellent, Inc.(b)                                                                                  841,770
      54,400   Tech Data Corporation(b)                                                                         1,987,232
     131,700   TIBCO Software, Inc.(b)                                                                            940,338
     124,500   Tollgrade Communications, Inc.(b)                                                                  878,970
      28,500   Trimble Navigation, Ltd.(b)                                                                        980,970
      32,100   Varian Semiconductor Equipment Associates,
               Inc.                                                                                             1,197,009
      48,900   ViaSat, Inc.(b,c)                                                                                  870,909
     122,900   Vishay Intertechnology, Inc.(b,c)                                                                1,313,801
     397,200   Vitesse Semiconductor Corporation(b,c)                                                             826,176
     194,700   Vitria Technology, Inc.(b)                                                                         529,584
     171,900   Wind River Systems, Inc.(b,c)                                                                    2,231,262
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    63,208,794
=========================================================================================================================

Materials (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      82,400   Century Aluminum Company(b)                                                                      1,919,920
      13,500   Cytec Industries, Inc.                                                                             622,620
      49,500   Florida Rock Industries, Inc.(c)                                                                 2,874,960
      28,600   FMC Corporation(b)                                                                               1,401,400
      45,800   Lubrizol Corporation                                                                             1,775,666
      83,600   MacDermid, Inc.(c)                                                                               2,537,260
      37,900   NOVA Chemicals Corporation(c)                                                                    1,230,613
      53,000   Packaging Corporation of America                                                                 1,186,670
      63,100   Peabody Energy Corporation                                                                       2,761,887
      36,850   Quanex Corporation                                                                               1,859,451
     101,900   RPM International, Inc.(c)                                                                       1,757,775
      77,900   Schweitzer-Mauduit International, Inc.                                                           2,276,238
      16,900   Steel Dynamics, Inc.                                                                               459,342
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 22,663,802
=========================================================================================================================

Telecommunications Services (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      64,200   Arbinet Holdings, Inc.(b,c)                                                                      1,239,702
      46,200   FairPoint Communications, Inc.(c)                                                                  678,216
      40,450   Iowa Telecommunications Services, Inc.(c)                                                          772,595
     111,050   Valor Communications Group, Inc.                                                                 1,499,175
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                4,189,688
=========================================================================================================================

Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      49,000   AGL Resources, Inc.                                                                              1,695,400
      99,246   Aqua America, Inc.                                                                               2,645,898
      59,400   Energen Corporation                                                                              3,679,836
      72,600   Piedmont Natural Gas Company, Inc.(c)                                                            1,666,170
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  9,687,304
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $360,270,676)                                                         419,329,077
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (13.5%)                                               Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  69,042,370   Thrivent Financial Securities Lending
               Trust                                                         2.900%                 N/A       $69,042,370
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $69,042,370)                                                                       69,042,370
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (4.2%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  21,223,378   Thrivent Money Market Fund                                    2.650%                 N/A       $21,223,378
     350,000   Total Capital SA                                              2.950             5/2/2005           349,943
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                21,573,321
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $450,886,367)                                                         $509,944,768
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Small Cap Stock Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (80.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (13.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   4Kids Entertainment, Inc.(b,c)                                                                     $24,192
       3,475   Aaron Rents, Inc.                                                                                   76,311
       1,800   Action Performance Companies, Inc.(b,c)                                                             19,062
       2,850   ADVO, Inc.                                                                                          82,108
       1,900   Applica, Inc.(b)                                                                                     4,427
       2,800   Arbitron, Inc.                                                                                     118,496
       1,200   Arctic Cat, Inc.(c)                                                                                 28,416
       2,300   Argosy Gaming Company(b)                                                                           105,662
       1,300   Ashworth, Inc.(b,c)                                                                                 14,287
       3,100   Aztar Corporation(b)                                                                                84,661
       3,100   Bally Total Fitness Holding
               Corporation(b,c)                                                                                     9,858
       1,000   Bassett Furniture Industries, Inc.                                                                  19,640
       1,600   Brown Shoe Company, Inc.                                                                            49,440
       1,200   Building Materials Holding Corporation                                                              65,928
       1,700   Burlington Coat Factory Warehouse
               Corporation                                                                                         46,835
       1,900   Cato Corporation                                                                                    48,830
       3,250   CEC Entertainment, Inc.(b)                                                                         117,650
       6,500   Champion Enterprises, Inc.(b,c)                                                                     61,360
       1,200   Children's Place Retail Stores, Inc.(b)                                                             44,652
       3,200   Christopher & Banks Corporation                                                                     49,984
       1,300   Coachmen Industries, Inc.(c)                                                                        14,937
       1,900   Cost Plus, Inc.(b)                                                                                  44,061
       1,300   Department 56, Inc.(b)                                                                              16,952
       2,000   Dress Barn, Inc.(b,c)                                                                               34,400
       1,000   Electronics Boutique Holdings
               Corporation(b)                                                                                      55,730
       1,400   Enesco Group, Inc.(b,c)                                                                              7,854
       3,100   Ethan Allen Interiors, Inc.(c)                                                                      93,403
       2,170   Fedders Corporation(c)                                                                               4,318
       5,000   Fleetwood Enterprises, Inc.(b,c)                                                                    38,200
       3,600   Fossil, Inc.(b)                                                                                     83,736
       3,500   Fred's, Inc.(c)                                                                                     50,540
       4,500   GameStop Corporation(b)                                                                            105,030
       2,000   Genesco, Inc.(b)                                                                                    51,460
       1,800   Goody's Family Clothing, Inc.                                                                       14,850
       2,000   Group 1 Automotive, Inc.(b)                                                                         50,300
       2,300   Guitar Center, Inc.(b)                                                                             113,505
       2,700   Gymboree Corporation(b)                                                                             30,861
         600   Haggar Corporation                                                                                  11,640
       1,800   Hancock Fabrics, Inc.(c)                                                                            10,656
       2,100   Haverty Furniture Companies, Inc.                                                                   30,135
       2,100   Hibbett Sporting Goods, Inc.(b)                                                                     56,637
       4,175   Hot Topic, Inc.(b)                                                                                  83,458
       1,900   IHOP Corporation(c)                                                                                 77,710
       4,450   Insight Enterprises, Inc.(b)                                                                        80,545
       4,100   Interface, Inc.(b)                                                                                  24,600
       1,600   J. Jill Group, Inc.(b)                                                                              20,064
       3,200   Jack in the Box, Inc.(b)                                                                           116,992
       2,300   JAKKS Pacific, Inc.(b,c)                                                                            43,217
       2,010   Jo-Ann Stores, Inc.(b)                                                                              50,853
       2,300   K-Swiss, Inc.                                                                                       69,000
       4,100   K2, Inc.(b,c)                                                                                       52,152
       2,400   Kellwood Company                                                                                    61,296
       4,600   La-Z-Boy, Inc.(c)                                                                                   54,464
       2,000   Landry's Restaurants, Inc.                                                                          52,000
       1,300   Libbey, Inc.                                                                                        22,789
       4,000   Linens 'n Things, Inc.(b)                                                                           93,320
       1,700   Lone Star Steakhouse & Saloon, Inc.                                                                 48,195
       2,801   M.D.C. Holdings, Inc.                                                                              183,129
       2,200   Marcus Corporation                                                                                  42,130
       1,300   Meade Instruments Corporation(b)                                                                     3,848
       2,800   Men's Wearhouse, Inc.(b)                                                                           115,556
       1,800   Meritage Homes Corporation                                                                         113,922
       1,300   Midas, Inc.(b,c)                                                                                    28,106
       2,600   Monaco Coach Corporation(c)                                                                         36,868
       2,200   Movie Gallery, Inc.(c)                                                                              59,466
       2,500   Multimedia Games, Inc.(b,c)                                                                         19,775
         600   National Presto Industries, Inc.                                                                    23,400
       2,600   Nautilus Group, Inc.(c)                                                                             64,636
         420   NVR, Inc.(b)                                                                                       301,706
       2,000   O'Charley's, Inc.(b)                                                                                39,880
       1,200   OshKosh B'Gosh, Inc.(c)                                                                             31,620
       1,400   Oxford Industries, Inc.(c)                                                                          51,268
       2,300   P.F. Chang's China Bistro, Inc.(b,c)                                                               127,696
       2,700   Panera Bread Company(b,c)                                                                          135,054
       1,200   Papa John's International, Inc.(b,c)                                                                41,136
       5,100   Pep Boys - Manny, Moe & Jack(c)                                                                     72,318
       2,400   Phillips-Van Heusen Corporation                                                                     62,112
       3,500   Pinnacle Entertainment, Inc.(b)                                                                     53,060
       3,800   Polaris Industries, Inc.(c)                                                                        218,728
       5,100   Quiksilver, Inc.(b)                                                                                140,505
       3,000   RARE Hospitality International, Inc.(b)                                                             83,460
       1,200   Russ Berrie and Company, Inc.                                                                       15,516
       3,100   Russell Corporation                                                                                 54,281
       3,800   Ryan's Restaurant Group, Inc.(b)                                                                    48,184
       4,675   SCP Pool Corporation                                                                               152,312
       3,300   Select Comfort Corporation(b,c)                                                                     72,996
       2,600   ShopKo Stores, Inc.(b)                                                                              62,296
       3,175   Shuffle Master, Inc.(b,c)                                                                           79,978
         700   Skyline Corporation                                                                                 25,270
       2,600   Sonic Automotive, Inc.                                                                              51,142
       5,350   Sonic Corporation(b)                                                                               171,414
       1,600   Stage Stores, Inc.(b)                                                                               60,512
       1,000   Standard Motor Products, Inc.                                                                        9,080
       3,000   Standard Pacific Corporation                                                                       214,830
       2,500   Steak n Shake Company(b,c)                                                                          45,200
       2,300   Stein Mart, Inc.(b)                                                                                 46,598
       3,400   Stride Rite Corporation                                                                             41,480
       2,100   Sturm, Ruger & Company, Inc.                                                                        13,860
       2,200   Superior Industries International, Inc.(c)                                                          44,726
       1,900   TBC Corporation(b,c)                                                                                49,704
       3,800   The Finish Line, Inc.                                                                               68,476
       1,100   Thomas Nelson, Inc.                                                                                 26,378
       3,100   Too, Inc.(b)                                                                                        71,331
       2,800   Tractor Supply Company(b)                                                                          112,616
       4,100   Triarc Companies, Inc.(c)                                                                           52,644
       2,400   Winnebago Industries, Inc.(c)                                                                       69,936
       1,900   WMS Industries, Inc.(b,c)                                                                           48,260
       5,150   Wolverine World Wide, Inc.                                                                         104,494
       4,500   Zale Corporation(b)                                                                                121,635
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,926,187
=========================================================================================================================

Consumer Staples (2.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   American Italian Pasta Company(c)                                                                   37,856
       4,600   Casey's General Stores, Inc.                                                                        77,648
       6,700   Corn Products International, Inc.                                                                  147,534
       3,400   Delta & Pine Land Company                                                                           85,680
       4,100   DIMON, Inc.(c)                                                                                      24,395
       3,050   Flowers Foods, Inc.                                                                                 87,962
       1,500   Great Atlantic & Pacific Tea Company,
               Inc.(b,c)                                                                                           23,520
       2,700   Hain Celestial Group, Inc.(b)                                                                       47,925
         700   J & J Snack Foods Corporation                                                                       34,265
       2,400   Lance, Inc.                                                                                         39,552
       2,400   Longs Drug Stores Corporation                                                                       87,240
       1,100   Nash Finch Company(c)                                                                               38,907
       1,100   Nature's Sunshine Products, Inc.                                                                    16,489
       4,900   NBTY, Inc.(b)                                                                                      104,468
       4,200   Performance Food Group Company(b)                                                                  112,938
       2,600   Ralcorp Holdings, Inc.                                                                             103,012
       3,200   Rayovac Corporation(b)                                                                             116,608
       1,100   Sanderson Farms, Inc(c)                                                                             39,864
       3,200   United Natural Foods, Inc.(b)                                                                       85,760
       1,500   WD-40 Company                                                                                       42,060
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,353,683
=========================================================================================================================

Energy (5.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   Atwood Oceanics, Inc.(b)                                                                            62,777
       4,300   Cabot Oil & Gas Corporation                                                                        126,592
       3,400   Cal Dive International, Inc.(b)                                                                    151,232
       1,200   Carbo Ceramics, Inc.(c)                                                                             79,656
       3,700   Cimarex Energy Company(b,c)                                                                        131,350
         700   Dril-Quip, Inc.(b)                                                                                  20,405
       2,400   Frontier Oil Corporation                                                                           100,992
       1,800   Hydril Company(b)                                                                                   94,680
       5,100   Input/Output, Inc.(b,c)                                                                             30,804
       2,600   Lone Star Technologies, Inc.(b)                                                                    101,244
       3,800   Maverick Tube Corporation(b)                                                                       110,542
       2,400   Oceaneering International, Inc.(b)                                                                  78,744
       2,000   Offshore Logistics, Inc.(b)                                                                         57,940
       6,312   Patina Oil & Gas Corporation                                                                       242,381
       1,600   Penn Virginia Corporation                                                                           65,712
       1,400   Petroleum Development Corporation(b)                                                                35,840
       2,000   Remington Oil and Gas Corporation(b)                                                                58,340
       1,600   SEACOR Holdings, Inc.(b)                                                                            91,216
       3,200   Southwestern Energy Company(b)                                                                     188,000
       2,400   Spinnaker Exploration Company(b)                                                                    76,824
       5,100   St. Mary Land & Exploration Company                                                                110,670
       2,100   Stone Energy Corporation(b)                                                                         94,374
       2,500   Swift Energy Company(b)                                                                             65,825
       2,200   TETRA Technologies, Inc.(b)                                                                         59,466
       3,300   Unit Corporation(b)                                                                                126,588
       3,000   Veritas DGC, Inc.(b)                                                                                76,800
       4,800   Vintage Petroleum, Inc.                                                                            138,672
       2,600   W-H Energy Services, Inc.(b)                                                                        57,252
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,634,918
=========================================================================================================================

Financials (12.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,800   Anchor BanCorp Wisconsin, Inc.(c)                                                                   47,556
       4,100   BankAtlantic Bancorp, Inc.                                                                          69,946
       2,500   BankUnited Financial Corporation                                                                    59,700
       2,500   Boston Private Financial Holdings, Inc.(c)                                                          55,850
       5,600   Brookline Bancorp, Inc.(c)                                                                          84,000
       3,500   Capital Automotive REIT                                                                            118,930
       2,600   Cash America International, Inc.                                                                    38,610
       4,275   Chittenden Corporation(c)                                                                          107,345
       3,500   Colonial Properties Trust(c)                                                                       135,275
       3,600   Commercial Federal Corporation                                                                      93,996
       4,700   Commercial Net Lease Realty, Inc.(c)                                                                89,206
       2,900   Community Bank System, Inc.                                                                         64,177
       2,900   CRT Properties, Inc.                                                                                66,961
       2,600   Delphi Financial Group, Inc.                                                                       107,952
       2,650   Dime Community Bancshares(c)                                                                        39,326
       1,800   Downey Financial Corporation                                                                       116,514
       4,700   East West Bancorp, Inc.                                                                            150,964
       2,300   Entertainment Properties Trust                                                                      99,360
       2,000   Essex Property Trust, Inc.                                                                         151,900
       1,600   Financial Federal Corporation                                                                       56,480
       3,250   First BanCorp                                                                                      117,845
       4,200   First Midwest Bancorp, Inc.                                                                        137,172
       2,000   First Republic Bank                                                                                 62,580
       1,600   FirstFed Financial Corporation(b)                                                                   81,008
       3,000   Flagstar Bancorp, Inc.(c)                                                                           57,120
       5,700   Fremont General Corporation(c)                                                                     123,633
       2,800   Gables Residential Trust(c)                                                                        102,620
       3,200   Glenborough Realty Trust, Inc.                                                                      65,728
       3,700   Gold Banc Corporation, Inc.                                                                         51,171
       3,200   Hilb, Rogal and Hobbs Company                                                                      112,032
       4,150   Hudson United Bancorp                                                                              142,179
       1,900   Infinity Property & Casualty
               Corporation(c)                                                                                      61,655
       3,700   Investment Technology Group, Inc.(b)                                                                70,337
       1,600   Irwin Financial Corporation(c)                                                                      32,112
       2,700   Kilroy Realty Corporation                                                                          117,801
       1,600   LandAmerica Financial Group, Inc.(c)                                                                79,360
       4,400   Lexington Corporate Properties Trust(c)                                                            101,112
       2,800   MAF Bancorp, Inc.                                                                                  113,064
       2,100   Nara Bancorp, Inc.(c)                                                                               28,224
       4,150   New Century Financial Corporation(c)                                                               188,618
       1,300   Parkway Properties, Inc.                                                                            59,280
       1,600   Philadelphia Consolidated Holding
               Corporation(b)                                                                                     120,000
       1,800   Piper Jaffray Companies(b)                                                                          49,770
       2,100   Presidential Life Corporation                                                                       30,471
       1,600   PrivateBancorp, Inc.(c)                                                                             50,000
       2,600   ProAssurance Corporation(b)                                                                         97,526
       3,055   Provident Bankshares Corporation                                                                    89,450
       6,414   Republic Bancorp, Inc.                                                                              81,330
       1,500   Rewards Network, Inc.(b,c)                                                                           7,425
       1,900   Riggs National Corporation(c)                                                                       37,107
       1,900   RLI Corporation                                                                                     81,510
       1,000   SCPIE Holdings, Inc.(b,c)                                                                           11,000
       2,600   Selective Insurance Group, Inc.                                                                    114,790
       4,200   Shurgard Storage Centers, Inc.                                                                     175,686
       6,400   South Financial Group, Inc.                                                                        168,896
       6,200   Southwest Bancorporation of Texas, Inc.                                                            102,920
       1,500   Sovran Self Storage, Inc.                                                                           64,125
       4,150   Sterling Bancshares, Inc.                                                                           55,734
       2,080   Sterling Financial Corporation(b)                                                                   67,995
       1,700   Stewart Information Services Corporation                                                            61,234
       4,300   Susquehanna Bancshares, Inc.(c)                                                                     90,429
       1,393   SWS Group, Inc.                                                                                     20,338
       6,733   TrustCo Bank Corporation NY(c)                                                                      74,130
       7,900   UCBH Holdings, Inc.                                                                                124,267
       3,000   UICI                                                                                                69,660
       4,100   Umpqua Holdings Corporation                                                                         91,102
       3,300   United Bankshares, Inc.                                                                            101,046
       3,850   Whitney Holding Corporation                                                                        174,290
       1,900   Wintrust Financial Corporation                                                                      87,229
       1,694   World Acceptance Corporation(b)                                                                     43,112
       1,800   Zenith National Insurance Corporation(c)                                                           103,518
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 6,104,789
=========================================================================================================================

Health Care (10.7%)
-------------------------------------------------------------------------------------------------------------------------
       4,375   Accredo Health, Inc.(b,c)                                                                          198,188
       3,300   Advanced Medical Optics, Inc.(b,c)                                                                 122,034
       3,600   Alpharma, Inc.                                                                                      33,984
       1,300   Amedisys, Inc.(b,c)                                                                                 39,013
       2,900   American Healthways, Inc.(b,c)                                                                     108,315
       4,700   American Medical Systems Holdings, Inc.(b)                                                          82,062
       4,500   AMERIGROUP Corporation(b)                                                                          158,040
       2,600   AmSurg Corporation(b)                                                                               67,314
       1,100   Analogic Corporation(c)                                                                             45,881
       2,600   ArQule, Inc.(b,c)                                                                                   13,650
       2,100   ArthroCare Corporation(b,c)                                                                         61,698
       2,100   BioLase Technology, Inc.(c)                                                                         13,818
       1,500   Biosite, Inc.(b,c)                                                                                  85,500
       1,300   Bradley Pharmaceuticals, Inc.(b,c)                                                                  11,622
       3,700   Centene Corporation(b)                                                                             103,045
       2,500   Cerner Corporation(b,c)                                                                            145,150
       1,100   Chemed Corporation                                                                                  77,924
       2,600   CONMED Corporation(b)                                                                               77,272
       3,200   Connetics Corporation(b,c)                                                                          69,536
       3,800   Cooper Companies, Inc.                                                                             256,690
       1,900   Cross Country Healthcare, Inc.(b)                                                                   30,609
       2,050   CryoLife, Inc.(b,c)                                                                                 12,320
       1,700   Cyberonics, Inc.(b,c)                                                                               64,073
       1,100   Datascope Corporation                                                                               31,592
       3,700   Dendrite International, Inc.(b)                                                                     57,054
       2,000   Diagnostic Products Corporation                                                                     97,000
       1,600   DJ Orthopedics, Inc.(b)                                                                             40,240
       2,422   Enzo Biochem, Inc.(b,c)                                                                             32,988
       2,200   Gentiva Health Services, Inc.(b)                                                                    43,076
       2,300   Haemonetics Corporation(b)                                                                          98,371
       1,800   Hologic, Inc.(b)                                                                                    64,044
       5,900   Hooper Holmes, Inc.                                                                                 21,594
       1,200   ICU Medical, Inc.(b,c)                                                                              42,516
       3,000   IDEXX Laboratories, Inc.(b)                                                                        170,220
       3,975   Immucor, Inc.(b)                                                                                   118,614
       1,800   Integra LifeSciences Holdings
               Corporation(b,c)                                                                                    63,774
       2,284   Intermagnetics General Corporation(b)                                                               56,095
       2,800   Invacare Corporation                                                                               114,688
       1,200   Kensey Nash Corporation(b,c)                                                                        32,976
       1,500   LabOne, Inc.(b)                                                                                     52,620
       1,400   LCA-Vision, Inc.                                                                                    54,866
       4,800   Medicis Pharmaceutical Corporation                                                                 134,880
       2,600   Mentor Corporation(c)                                                                               95,420
       2,300   Merit Medical Systems, Inc.(b)                                                                      29,095
       6,400   MGI Pharma, Inc.(b)                                                                                141,120
       3,200   NDCHealth Corporation(b)                                                                            48,864
       2,100   Noven Pharmaceuticals, Inc.(b)                                                                      34,923
       3,800   OCA, Inc.(b,c)                                                                                      15,428
       3,050   Odyssey Healthcare, Inc.(b,c)                                                                       34,862
       1,600   Osteotech, Inc.(b)                                                                                   4,128
       3,500   Owens & Minor, Inc.                                                                                101,535
       2,300   PAREXEL International Corporation(b)                                                                41,929
       2,000   Pediatrix Medical Group, Inc.(b)                                                                   136,180
       4,300   Pharmaceutical Product Development,
               Inc.(b)                                                                                            195,134
       2,400   PolyMedica Corporation                                                                              74,376
       1,600   Possis Medical, Inc.(b,c)                                                                           14,176
       2,500   Priority Healthcare Corporation(b)                                                                  56,950
       3,600   Regeneron Pharmaceuticals, Inc.(b,c)                                                                20,016
       1,500   RehabCare Group, Inc.(b)                                                                            45,030
       3,000   ResMed, Inc.(b)                                                                                    186,300
       3,100   Respironics, Inc.(b)                                                                               195,889
       5,500   Savient Pharmaceuticals, Inc.(b,c)                                                                  15,180
       1,400   SFBC International, Inc.(b,c)                                                                       43,680
       2,300   Sierra Health Services, Inc.(b,c)                                                                  148,787
       1,500   Sunrise Senior Living, Inc.(b,c)                                                                    76,860
       1,300   SurModics, Inc.(b,c)                                                                                46,891
       3,500   Sybron Dental Specialties, Inc.(b)                                                                 130,375
       2,700   Theragenics Corporation(b)                                                                           9,477
       2,500   United Surgical Partners International,
               Inc.(b)                                                                                            110,625
       2,400   Viasys Healthcare, Inc.(b)                                                                          50,976
         600   Vital Signs, Inc.                                                                                   24,480
       2,000   Wilson Greatbatch Technologies, Inc.(b)                                                             38,360
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                5,371,992
=========================================================================================================================

Industrials (14.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,800   A.O. Smith Corporation(c)                                                                           51,300
       2,800   AAR Corporation(b,c)                                                                                41,244
       3,500   ABM Industries, Inc.                                                                                63,595
       3,800   Acuity Brands, Inc.                                                                                 90,858
       1,900   Administaff, Inc.                                                                                   25,973
       2,800   Albany International Corporation                                                                    87,808
         900   Angelica Corporation                                                                                24,282
       2,500   Apogee Enterprises, Inc.                                                                            32,200
       2,250   Applied Industrial Technologies, Inc.                                                               62,775
       1,100   Applied Signal Technology, Inc.(c)                                                                  21,461
       2,000   Arkansas Best Corporation                                                                           63,060
       3,000   Armor Holdings, Inc.(b)                                                                            105,030
       3,500   Artesyn Technologies, Inc.(b,c)                                                                     24,675
       1,600   Astec Industries, Inc.(b)                                                                           37,280
       2,500   Baldor Electric Company                                                                             62,250
       1,700   Barnes Group, Inc.                                                                                  48,875
       3,100   Bowne & Company, Inc.                                                                               40,362
       3,500   Brady Corporation                                                                                  103,775
       4,600   Briggs & Stratton Corporation                                                                      148,902
       2,300   C&D Technologies, Inc.                                                                              16,169
       1,100   CDI Corporation                                                                                     24,321
       2,400   Central Parking Corporation                                                                         39,240
       2,150   Ceradyne, Inc.(b)                                                                                   42,699
       2,400   CLARCOR, Inc.                                                                                      121,464
       2,200   Coinstar, Inc.(b,c)                                                                                 37,708
       1,200   Consolidated Graphics, Inc.(b)                                                                      55,080
         800   CPI Corporation                                                                                     13,144
       1,500   Cubic Corporation(c)                                                                                26,385
       1,500   CUNO, Inc.(b)                                                                                       76,080
       1,900   Curtiss-Wright Corporation                                                                         102,980
       2,400   DRS Technologies, Inc.(b)                                                                          106,200
       1,400   EDO Corporation                                                                                     41,762
       3,600   EGL, Inc.(b)                                                                                        70,236
       1,500   ElkCorp                                                                                             41,250
       1,400   EMCOR Group, Inc.(b)                                                                                62,552
       3,488   Engineered Support Systems, Inc.                                                                   123,178
       2,300   Esterline Technologies Corporation(b)                                                               74,336
       2,900   Forward Air Corporation                                                                             69,774
       3,200   Frontier Airlines, Inc.(b,c)                                                                        31,072
       1,800   G & K Services, Inc.                                                                                69,084
       2,100   Gardner Denver, Inc.(b)                                                                             76,734
       4,200   GenCorp, Inc.(c)                                                                                    79,842
       2,220   Griffon Corporation(b,c)                                                                            42,602
       1,300   Healthcare Services Group, Inc(b)                                                                   32,825
       4,201   Heartland Express, Inc.                                                                             77,887
       1,700   Heidrick & Struggles International,
               Inc.(b,c)                                                                                           43,962
       5,900   Hughes Supply, Inc.                                                                                153,990
       4,550   IDEX Corporation                                                                                   169,488
       1,600   Imagistics International, Inc.(b)                                                                   42,960
       2,400   Insituform Technologies, Inc.(b)                                                                    35,784
         900   Insurance Auto Auctions, Inc.(b)                                                                    25,380
       4,500   JLG Industries, Inc.                                                                                91,710
       2,500   John H. Harland Company                                                                             90,000
       2,100   Kaman Corporation(c)                                                                                27,048
       7,300   Kansas City Southern, Inc.(b,c)                                                                    138,116
       2,700   Kaydon Corporation                                                                                  74,088
       2,000   Kirby Corporation(b)                                                                                81,480
       3,350   Knight Transportation, Inc.                                                                         70,786
       3,800   Labor Ready, Inc.(b)                                                                                63,422
       5,400   Landstar System, Inc.(b)                                                                           165,510
         600   Lawson Products, Inc.                                                                               23,118
       4,300   Lennox International, Inc.                                                                          84,065
       1,200   Lindsay Manufacturing Company                                                                       22,392
       1,500   Lydall, Inc.(b)                                                                                     13,410
       2,700   MagneTek, Inc.(b)                                                                                    9,774
       2,600   Manitowoc Company, Inc.                                                                            104,000
       1,800   Mercury Computer Systems, Inc.(b)                                                                   47,394
       2,800   Mesa Air Group, Inc.(b,c)                                                                           14,924
       3,530   Milacron, Inc.(b,c)                                                                                  7,413
       1,300   Mobile Mini, Inc.(b,c)                                                                              45,578
       3,025   Moog, Inc.(b)                                                                                       90,175
       3,200   Mueller Industries, Inc.                                                                            82,880
       2,800   NCO Group, Inc.(b)                                                                                  52,164
       2,300   On Assignment, Inc.(b)                                                                               9,890
       3,200   Oshkosh Truck Corporation                                                                          240,480
       1,100   Pre-Paid Legal Services, Inc.(c)                                                                    39,281
       2,100   PRG-Schultz International, Inc.(b,c)                                                                10,017
       2,700   Regal-Beloit Corporation                                                                            71,415
       1,100   Robbins & Myers, Inc.(c)                                                                            23,980
       3,700   Roper Industries, Inc.                                                                             250,379
       2,100   School Specialty, Inc.(b)                                                                           77,931
       7,000   Shaw Group, Inc.(b)                                                                                126,490
       3,200   Simpson Manufacturing Company, Inc.                                                                 86,400
       5,100   SkyWest, Inc.                                                                                       92,208
       1,500   SOURCECORP, Inc.(b)                                                                                 26,775
       5,400   Spherion Corporation(b)                                                                             30,294
       2,300   Standard Register Company                                                                           28,681
       1,100   Standex International Corporation                                                                   28,820
       2,600   Stewart & Stevenson Services, Inc.                                                                  62,400
       2,900   Teledyne Technologies, Inc.(b)                                                                      88,218
       5,000   Tetra Tech, Inc.(b)                                                                                 52,950
       1,100   Thomas Industries, Inc.                                                                             43,417
       8,100   Timken Company                                                                                     201,204
       3,800   Toro Company                                                                                       157,016
       2,500   Tredegar Corporation                                                                                40,650
       1,500   Triumph Group, Inc.(b)                                                                              46,695
       3,000   United Stationers, Inc.(b)                                                                         126,540
       1,600   Universal Forest Products, Inc.                                                                     60,896
       3,000   URS Corporation(b)                                                                                  92,250
       2,500   USF Corporation(c)                                                                                 106,575
       1,500   Valmont Industries, Inc.                                                                            34,890
         900   Vertrue, Inc.(b,c)                                                                                  27,369
       2,000   Viad Corporation                                                                                    51,500
       1,800   Vicor Corporation(c)                                                                                21,240
         900   Volt Information Sciences, Inc.(b)                                                                  17,802
       2,700   Wabash National Corporation                                                                         68,850
       4,250   Waste Connections, Inc.(b)                                                                         149,685
       2,100   Watsco, Inc.                                                                                        91,119
       3,000   Watson Wyatt & Company Holdings                                                                     79,200
       2,300   Watts Water Technologies, Inc.                                                                      71,875
       1,400   Wolverine Tube, Inc.(b)                                                                              9,100
         900   Woodward Governor Company                                                                           63,504
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                7,469,306
=========================================================================================================================

Information Technology (12.2%)
-------------------------------------------------------------------------------------------------------------------------
       2,300   Actel Corporation(b)                                                                                32,269
      10,000   Adaptec, Inc.(b)                                                                                    36,600
       2,000   Advanced Energy Industries, Inc.(b,c)                                                               21,160
       6,600   Aeroflex, Inc.(b)                                                                                   52,338
       2,500   Agilysys, Inc.(c)                                                                                   33,050
       2,200   Alliance Semiconductor Corporation(b)                                                                3,476
       1,700   Altiris, Inc.(b)                                                                                    27,693
       2,800   Anixter International, Inc.(b)                                                                     103,376
       2,800   ANSYS, Inc.(b)                                                                                      85,232
       3,300   ATMI, Inc.(b)                                                                                       75,620
       1,700   Audiovox Corporation(b)                                                                             23,222
       3,000   Avid Technology, Inc.(b)                                                                           148,530
       8,900   Axcelis Technologies, Inc.(b)                                                                       55,269
       1,100   BEI Technologies, Inc.                                                                              25,300
       1,100   Bel Fuse, Inc.(c)                                                                                   29,535
       4,125   Belden CDT, Inc.                                                                                    75,652
       2,700   Bell Microproducts, Inc.(b,c)                                                                       21,600
       3,700   Benchmark Electronics, Inc.(b)                                                                     100,048
       1,600   Black Box Corporation                                                                               52,032
       4,000   Brooks Automation, Inc.(b)                                                                          51,440
       1,200   Brooktrout, Inc.(b)                                                                                 11,808
       4,200   C-COR, Inc.(b,c)                                                                                    27,762
       2,600   CACI International, Inc.(b)                                                                        161,512
       2,900   Captaris, Inc.(b)                                                                                   10,614
       2,100   Carreker Corporation(b)                                                                              9,492
         800   Catapult Communications Corporation(b)                                                              11,824
       3,500   Checkpoint Systems, Inc.(b)                                                                         55,405
       4,800   CIBER, Inc.(b)                                                                                      37,344
       3,700   Cognex Corporation                                                                                  80,808
       2,700   Coherent, Inc.(b)                                                                                   86,616
       2,000   Cohu, Inc.                                                                                          35,700
       1,600   Concord Communications, Inc.(b,c)                                                                   26,320
       3,300   CTS Corporation(c)                                                                                  34,815
       3,300   Cymer, Inc.(b,c)                                                                                    81,807
       1,500   Daktronics, Inc.(b)                                                                                 30,540
       2,100   Digi International, Inc.(b)                                                                         22,365
       3,200   Digital Insight Corporation(b)                                                                      64,224
       1,600   Dionex Corporation(b)                                                                               68,720
       2,900   Ditech Communications Corporation(b,c)                                                              32,799
       2,500   DSP Group, Inc.(b)                                                                                  60,250
       4,300   eFunds Corporation(b)                                                                               93,998
       2,500   Electro Scientific Industries, Inc.(b)                                                              41,325
       1,300   EPIQ Systems, Inc.(b,c)                                                                             19,721
       2,900   ESS Technology, Inc.(b,c)                                                                           11,136
       3,800   Exar Corporation(b)                                                                                 48,222
       2,600   FactSet Research Systems, Inc.(c)                                                                   72,176
       2,200   FEI Company(b,c)                                                                                    39,666
       3,700   FileNet Corporation(b)                                                                              98,050
       2,200   FindWhat.com(b,c)                                                                                   18,524
       6,200   FLIR Systems, Inc.(b)                                                                              164,920
       2,000   Gerber Scientific, Inc.(b)                                                                          14,160
       2,100   Global Imaging Systems, Inc.(b)                                                                     72,849
       2,840   Global Payments, Inc.(c)                                                                           183,918
       6,400   Harmonic, Inc.(b,c)                                                                                 35,264
       2,300   Helix Technology Corporation(c)                                                                     27,704
       2,200   Hutchinson Technology, Inc.(b,c)                                                                    81,488
       3,500   Hyperion Solutions Corporation(b)                                                                  142,345
       1,800   Inter-Tel, Inc.                                                                                     34,272
       3,600   Internet Security Systems, Inc.(b)                                                                  70,020
       1,544   Intrado, Inc.(b,c)                                                                                  19,470
         900   iPayment Holdings, Inc.(b)                                                                          32,751
       1,900   Itron, Inc.(b)                                                                                      68,533
       1,700   J2 Global Communication, Inc.(b,c)                                                                  60,724
       2,600   JDA Software Group, Inc.(b)                                                                         26,624
       1,300   Keithley Instruments, Inc.(c)                                                                       18,057
       6,300   Kopin Corporation(b)                                                                                19,341
       2,850   Kronos, Inc.(b)                                                                                    111,292
       4,600   Kulicke and Soffa Industries, Inc.(b,c)                                                             23,506
       1,900   Littelfuse, Inc.(b)                                                                                 51,186
       2,600   Manhattan Associates, Inc.(b)                                                                       49,088
       1,600   ManTech International Corporation(b,c)                                                              38,480
       1,900   MapInfo Corporation(b)                                                                              21,527
       1,700   MAXIMUS, Inc.                                                                                       52,190
       3,300   Methode Electronics, Inc.                                                                           37,191
       3,300   MICROS Systems, Inc.(b)                                                                            130,845
       5,400   Microsemi Corporation(b)                                                                            91,368
       1,900   MRO Software, Inc.(b)                                                                               24,301
       1,700   MTS Systems Corporation                                                                             49,232
       3,800   Napster, Inc.(b,c)                                                                                  21,736
       2,000   NETGEAR, Inc.(b,c)                                                                                  32,260
       2,400   Network Equipment Technologies, Inc.(b)                                                             12,360
       2,800   NYFIX, Inc.(b,c)                                                                                    14,812
       1,800   Park Electrochemical Corporation                                                                    39,870
       3,200   Paxar Corporation(b)                                                                                57,344
       1,700   PC TEL, Inc.(b,c)                                                                                   12,308
       1,700   Pegasus Solutions, Inc.(b,c)                                                                        18,173
       2,400   Pericom Semiconductor Corporation(b)                                                                20,112
       2,300   Phoenix Technologies, Ltd.(b)                                                                       18,607
       1,500   Photon Dynamics, Inc(b,c)                                                                           29,025
       2,900   Photronics, Inc.(b)                                                                                 46,110
       6,200   Pinnacle Systems, Inc.(b)                                                                           30,876
       1,400   Planar Systems, Inc.(b,c)                                                                           10,794
       2,700   Power Integrations, Inc.(b)                                                                         58,725
       3,200   Progress Software Corporation(b)                                                                    85,376
       2,000   Radiant Systems, Inc.(b)                                                                            17,200
       1,700   RadiSys Corporation(b,c)                                                                            23,800
       1,500   Rogers Corporation(b)                                                                               51,810
       1,300   Rudolph Technologies, Inc.(b)                                                                       16,770
       1,400   SBS Technologies, Inc.(b,c)                                                                         13,174
       1,100   ScanSource, Inc.(b,c)                                                                               50,875
       2,400   SERENA Software, Inc.(b,c)                                                                          45,672
      14,000   Skyworks Solutions, Inc.(b)                                                                         73,360
       1,900   Sonic Solutions, Inc.(b,c)                                                                          27,911
       1,500   SPSS, Inc.(b)                                                                                       24,135
       1,700   Standard Microsystems Corporation(b)                                                                24,055
       1,100   StarTek, Inc.(c)                                                                                    16,005
       1,300   Supertex, Inc.(b,c)                                                                                 18,538
       4,050   Symmetricom, Inc.(b)                                                                                41,715
       2,300   Synaptics, Inc.(b)                                                                                  41,699
       6,150   Take-Two Interactive Software, Inc.(b)                                                             144,710
       1,800   TALX Corporation                                                                                    44,496
       3,600   Technitrol, Inc.                                                                                    46,728
       3,500   THQ, Inc.(b,c)                                                                                      88,270
       1,300   Tollgrade Communications, Inc.(b)                                                                    9,178
       4,650   Trimble Navigation, Ltd.(b)                                                                        160,053
       2,100   Ultratech, Inc.(b)                                                                                  33,432
       3,200   Varian Semiconductor Equipment Associates, Inc.                                                    119,328
       2,300   Veeco Instruments, Inc.(b,c)                                                                        30,613
       3,300   Verity, Inc.(b)                                                                                     27,060
       1,900   ViaSat, Inc.(b)                                                                                     33,839
       2,800   WebEx Communications, Inc.(b,c)                                                                     61,096
       2,100   Websense, Inc.(b)                                                                                  111,405
       1,700   X-Rite, Inc.                                                                                        17,629
       2,500   Zix Corporation(b,c)                                                                                 6,875
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     6,129,550
=========================================================================================================================

Materials (5.1%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   A. Schulman, Inc.                                                                                   46,760
       1,000   A.M. Castle & Company(b,c)                                                                          11,950
       2,196   Aleris International, Inc.(b,d)                                                                     47,126
       2,100   AMCOL International Corporation                                                                     40,131
       3,100   AptarGroup, Inc.                                                                                   149,513
       2,300   Arch Chemicals, Inc.                                                                                59,294
       1,700   Brush Engineered Materials, Inc.(b)                                                                 24,327
       2,600   Buckeye Technologies, Inc.(b)                                                                       20,540
       2,300   Cambrex Corporation                                                                                 43,700
       2,700   Caraustar Industries, Inc.(b)                                                                       24,138
       2,100   Carpenter Technology Corporation                                                                   116,130
       2,000   Century Aluminum Company(b)                                                                         46,600
       1,800   Chesapeake Corporation                                                                              34,956
       1,900   Cleveland-Cliffs, Inc.(c)                                                                          110,219
       5,200   Commercial Metals Company                                                                          132,652
       1,200   Deltic Timber Corporation                                                                           42,540
       2,724   Florida Rock Industries, Inc.                                                                      158,210
       3,000   Georgia Gulf Corporation                                                                           110,730
       2,700   H.B. Fuller Company                                                                                 81,864
       3,500   Headwaters, Inc.(b,c)                                                                              111,895
       2,300   MacDermid, Inc.                                                                                     69,805
       6,800   Massey Energy Company                                                                              245,548
       1,200   Material Sciences Corporation(b)                                                                    14,724
       2,898   Myers Industries, Inc.                                                                              27,850
       1,400   Neenah Paper, Inc.(c)                                                                               42,126
       2,500   OM Group, Inc.(b)                                                                                   54,850
       3,700   OMNOVA Solutions, Inc.(b)                                                                           14,985
         900   Penford Corporation(c)                                                                              12,960
       8,200   PolyOne Corporation(b)                                                                              63,304
       1,500   Pope & Talbot, Inc.                                                                                 19,575
       1,000   Quaker Chemical Corporation                                                                         19,490
       2,150   Quanex Corporation                                                                                 108,489
       2,400   Reliance Steel & Aluminum Company                                                                   90,552
       2,900   Rock-Tenn Company                                                                                   29,435
       1,900   RTI International Metals, Inc.(b)                                                                   42,731
       2,300   Ryerson Tull, Inc.(c)                                                                               24,035
       1,400   Schweitzer-Mauduit International, Inc.                                                              40,908
       1,100   Steel Technologies, Inc.(c)                                                                         21,109
       1,900   Texas Industries, Inc.                                                                              87,742
       4,700   Wausau-Mosinee Paper Corporation                                                                    62,369
       2,800   Wellman, Inc.                                                                                       30,128
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,535,990
=========================================================================================================================

Telecommunications Services (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   Boston Communications Group, Inc.(b,c)                                                               8,896
       2,000   Commonwealth Telephone Enterprises,
               Inc.(b)                                                                                             92,920
       4,300   General Communication, Inc.(b)                                                                      36,292
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  138,108
=========================================================================================================================

Utilities (3.9%)
-------------------------------------------------------------------------------------------------------------------------
       2,600   ALLETE, Inc.                                                                                       108,342
       1,500   American States Water Company(c)                                                                    38,100
       7,200   Atmos Energy Corporation                                                                           189,360
       4,400   Avista Corporation                                                                                  73,876
       1,100   Cascade Natural Gas Corporation(c)                                                                  20,603
       1,200   Central Vermont Public Service
               Corporation(c)                                                                                      25,332
       1,500   CH Energy Group, Inc.(c)                                                                            63,975
       4,400   Cleco Corporation                                                                                   89,848
       4,300   El Paso Electric Company(b)                                                                         83,893
       3,200   Energen Corporation                                                                                198,240
         600   Green Mountain Power Corporation                                                                    17,910
       1,900   Laclede Group, Inc.                                                                                 52,003
       2,400   New Jersey Resources Corporation                                                                   104,064
       2,600   Northwest Natural Gas Company(c)                                                                    92,300
       6,900   Piedmont Natural Gas Company, Inc.(c)                                                              158,355
       7,763   Southern Union Company(b)                                                                          185,846
       3,400   Southwest Gas Corporation                                                                           83,198
       4,700   UGI Corporation                                                                                    236,081
       1,200   UIL Holdings Corporation                                                                            61,608
       3,000   UniSource Energy Corporation(c)                                                                     93,750
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,976,684
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $32,998,028)                                                           40,641,207
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned
               (16.8%)                                               Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   8,470,325   Thrivent Financial Securities Lending
               Trust                                                         2.900%                 N/A        $8,470,325
      $1,580   U.S. Treasury Bonds                                           7.250            5/15/2016             2,049
         578   U.S. Treasury Bonds                                           8.750            5/15/2020               867
         297   U.S. Treasury Bonds                                           3.625            4/15/2028               472
         136   U.S. Treasury Notes                                           3.625            1/15/2008               175
          36   U.S. Treasury Notes                                           3.625            7/15/2009                36
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $8,473,924)                                                                         8,473,924
=========================================================================================================================

      Shares   Short-Term Investments (2.4%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   1,226,761   Thrivent Money Market Fund(d)                                 2.650%                 N/A        $1,226,761
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,226,761
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $42,698,713)                                                           $50,341,892
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At April 29, 2005, $54,000 in cash was pledged as the initial margin deposit for open financial futures contracts. In addition, 2,195 shares in Aleris International, Inc. common stock valued at $47,104 and $1,226,761 of Short-Term Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                              Notional
                       Number of     Expiration                               Principal     Unrealized
Type                   Contracts        Date        Position      Value         Amount         Loss
------------------------------------------------------------------------------------------------------
Russell Mini Futures      21          June 2005       Long     $1,219,890     $1,263,038     $43,148


(e) The interest rate shown reflects the yield or the coupon rate.

The accompanying notes to the financial statements are an integral part of this schedule.


Mid Cap Growth Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (82.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.6%)
-------------------------------------------------------------------------------------------------------------------------
      13,600   Abercrombie & Fitch Company                                                                       $733,720
      30,500   Advance Auto Parts, Inc.(b)                                                                      1,627,175
      18,600   Aeropostale, Inc.(b)                                                                               519,498
      30,700   American Eagle Outfitters, Inc.                                                                    804,954
      38,500   AnnTaylor Stores Corporation(b)                                                                    942,865
      19,800   Applebee's International, Inc.(c)                                                                  490,644
      28,000   Autoliv, Inc.                                                                                    1,239,000
      20,960   Bed Bath & Beyond, Inc.(b)                                                                         779,922
      91,800   Blockbuster, Inc.(c)                                                                               908,820
       9,400   Boyd Gaming Corporation                                                                            496,132
      16,000   Brunswick Corporation                                                                              672,000
      67,700   Cheesecake Factory, Inc.(b,c)                                                                    2,077,713
      57,500   Chico's FAS, Inc.(b)                                                                             1,473,725
      91,800   Coach, Inc.(b)                                                                                   2,460,240
      11,600   D.R. Horton, Inc.                                                                                  353,800
      21,600   Dollar General Corporation                                                                         439,560
       7,000   E.W. Scripps Company                                                                               356,510
      12,900   EchoStar Communications Corporation                                                                373,455
      11,500   Foot Locker, Inc.                                                                                  306,590
      39,800   GameStop Corporation(b,c)                                                                          979,478
      19,000   Gentex Corporation(c)                                                                              616,740
      26,100   Getty Images, Inc.(b)                                                                            1,867,455
      32,200   GTECH Holdings Corporation                                                                         787,934
      11,800   Harman International Industries, Inc.                                                              927,244
       7,900   Harrah's Entertainment, Inc.                                                                       518,398
      26,500   Harte-Hanks, Inc.                                                                                  755,250
      32,800   Hilton Hotels Corporation                                                                          716,024
      15,100   IAC/InterActiveCorp(b,c)                                                                           328,274
      18,600   International Game Technology                                                                      500,154
      22,300   Kohl's Corporation(b)                                                                            1,061,480
      18,400   Lamar Advertising Company(b)                                                                       687,792
       4,500   Lennar Corporation                                                                                 231,615
      10,800   Marriott International, Inc.                                                                       677,700
      67,250   Marvel Enterprises, Inc.(b,c)                                                                    1,318,100
       9,800   MGM MIRAGE(b)                                                                                      684,138
      18,300   Michaels Stores, Inc.                                                                              607,560
       4,900   Mohawk Industries, Inc.(b)                                                                         381,269
      24,500   Nordstrom, Inc.                                                                                  1,245,335
       3,500   NTL, Inc.(b,c)                                                                                     223,930
       9,400   O'Reilly Automotive, Inc.(b)                                                                       482,408
      54,400   Office Depot, Inc.(b)                                                                            1,065,152
      25,600   P.F. Chang's China Bistro, Inc.(b,c)                                                             1,421,312
       6,200   Panera Bread Company(b,c)                                                                          310,124
      16,200   Pennsylvania National Gaming, Inc.(b,c)                                                            510,300
      13,900   PETCO Animal Supplies, Inc.(b)                                                                     435,070
      52,800   PETsMART, Inc.                                                                                   1,407,120
       6,100   Polaris Industries, Inc.(c)                                                                        351,116
      17,300   Pulte Homes, Inc.                                                                                1,236,085
      11,000   Ross Stores, Inc.                                                                                  293,920
      40,200   Royal Caribbean Cruises, Ltd.(c)                                                                 1,689,204
      51,500   Saks, Inc.(b)                                                                                      877,560
      12,900   SCP Pool Corporation(c)                                                                            420,282
       8,500   Sears Holdings Corporation(b)                                                                    1,149,540
      38,700   Staples, Inc.                                                                                      738,009
       9,700   Starbucks Corporation(b)                                                                           480,344
      22,100   Starwood Hotels & Resorts Worldwide, Inc.                                                        1,200,914
      41,300   Station Casinos, Inc.                                                                            2,665,088
      19,000   Target Corporation                                                                                 881,600
      13,700   Tiffany & Company                                                                                  413,055
       5,500   Toll Brothers, Inc.(b)                                                                             416,900
      26,135   Univision Communications, Inc.(b)                                                                  687,089
      25,000   Urban Outfitters, Inc.(b)                                                                        1,107,500
      30,400   Warnaco Group, Inc.(b,c)                                                                           682,784
       7,800   Weight Watchers International, Inc.(b,c)                                                           325,650
      12,300   Westwood One, Inc.(b)                                                                              225,090
      34,100   Williams-Sonoma, Inc.(b)                                                                         1,142,009
      11,900   WMS Industries, Inc.(b,c)                                                                          302,260
      12,100   Wynn Resorts, Ltd.(b,c)                                                                            640,574
      31,000   XM Satellite Radio Holdings, Inc.(b,c)                                                             859,940
      15,400   Yum! Brands, Inc.                                                                                  723,184
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    57,313,376
=========================================================================================================================

Consumer Staples (2.0%)
-------------------------------------------------------------------------------------------------------------------------
      10,400   Alberto-Culver Company                                                                             462,800
      10,900   Coca-Cola Bottling Company Consolidated(c)                                                         520,148
       9,900   Constellation Brands, Inc.(b)                                                                      521,829
      11,600   Estee Lauder Companies, Inc.                                                                       445,556
      33,900   Performance Food Group Company(b,c)                                                                911,571
      25,900   Ralcorp Holdings, Inc.(c)                                                                        1,026,158
      19,850   Whole Foods Market, Inc.                                                                         1,979,442
      14,300   William Wrigley Jr. Company                                                                        988,559
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           6,856,063
=========================================================================================================================

Energy (5.7%)
-------------------------------------------------------------------------------------------------------------------------
       4,520   Apache Corporation                                                                                 254,431
      27,320   BJ Services Company                                                                              1,331,850
      75,100   Chesapeake Energy Corporation                                                                    1,444,924
       6,200   Cooper Cameron Corporation(b)                                                                      340,628
      11,700   ENSCO International, Inc.                                                                          381,420
      20,300   EOG Resources, Inc.                                                                                965,265
      52,200   Grant Prideco, Inc.(b)                                                                           1,157,796
       4,000   Kinder Morgan, Inc.(c)                                                                             305,840
       6,300   Murphy Oil Corporation                                                                             561,267
      23,500   Nabors Industries, Ltd.(b)                                                                       1,265,945
      22,300   National Oilwell Varco, Inc.(b)                                                                    886,202
      19,200   Newfield Exploration Company(b)                                                                  1,363,776
      11,300   Noble Corporation                                                                                  575,170
       4,600   Noble Energy, Inc.(c)                                                                              294,952
      65,700   Patterson-UTI Energy, Inc.                                                                       1,574,829
      10,100   Pioneer Natural Resources Company                                                                  410,666
      16,900   Premcor, Inc.                                                                                    1,117,935
      33,920   Smith International, Inc.                                                                        1,973,466
       8,100   Transocean, Inc.(b)                                                                                375,597
      10,800   Ultra Petroleum Corporation(b,c)                                                                   545,184
       4,500   Valero Energy Corporation                                                                          308,385
       6,700   Weatherford International, Ltd.(b)                                                                 349,405
      19,600   Williams Companies, Inc.                                                                           333,592
      55,442   XTO Energy, Inc.                                                                                 1,672,685
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    19,791,210
=========================================================================================================================

Financials (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      10,099   Affiliated Managers Group, Inc.(b,c)                                                               631,490
       7,250   Ambac Financial Group, Inc.                                                                        484,662
      30,000   American Capital Strategies, Ltd.(c)                                                               959,400
      65,300   Ameritrade Holding Corporation(b)                                                                  684,344
      55,850   Apollo Investment Corporation(c)                                                                   885,781
      10,900   Bear Stearns Companies, Inc.                                                                     1,031,794
      63,500   CapitalSource, Inc.(b,c)                                                                         1,333,500
      14,400   CB Richard Ellis Group, Inc.(b)                                                                    500,400
       5,400   Chicago Mercantile Exchange                                                                      1,055,808
       9,000   CIT Group, Inc.                                                                                    362,520
      10,100   Commerce Bancorp, Inc.(c)                                                                          282,699
      36,700   E*TRADE Financial Corporation(b)                                                                   407,737
      12,700   East West Bancorp, Inc.(c)                                                                         407,924
      14,000   Eaton Vance Corporation(c)                                                                         328,020
       7,775   First Financial Bankshares, Inc.(c)                                                                317,998
       6,200   First Marblehead Corporation(b,c)                                                                  238,886
      32,000   Investors Financial Services
               Corporation(c)                                                                                   1,342,400
      22,150   Legg Mason, Inc.                                                                                 1,569,549
      24,600   MB Financial, Inc.(c)                                                                              894,702
       8,500   Moody's Corporation                                                                                698,190
      14,500   North Fork Bancorporation, Inc.                                                                    408,175
       4,500   PartnerRe, Ltd.                                                                                    262,260
      25,500   Providian Financial Corporation(b)                                                                 425,085
      59,800   Sovereign Bancorp, Inc.(c)                                                                       1,230,086
       7,400   St. Joe Company                                                                                    514,966
      16,200   T. Rowe Price Group, Inc.                                                                          893,754
      18,800   UCBH Holdings, Inc.                                                                                295,724
      12,000   Willis Group Holdings, Ltd.(c)                                                                     401,400
      22,900   Wintrust Financial Corporation(c)                                                                1,051,339
      18,500   Zions Bancorporation                                                                             1,295,555
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                21,196,148
=========================================================================================================================

Health Care (17.9%)
-------------------------------------------------------------------------------------------------------------------------
      10,400   Aetna, Inc.                                                                                        763,048
       5,000   Allergan, Inc.                                                                                     351,950
      24,300   American Healthways, Inc.(b,c)                                                                     907,605
      11,100   AMERIGROUP Corporation(b)                                                                          389,832
      23,800   Amylin Pharmaceuticals, Inc.(b,c)                                                                  404,600
      32,150   Barr Pharmaceuticals, Inc.(b)                                                                    1,667,299
      16,500   Bausch & Lomb, Inc.                                                                              1,237,500
      10,600   Beckman Coulter, Inc.                                                                              707,126
       6,870   Biogen Idec, Inc.(b)                                                                               248,969
      23,757   Biomet, Inc.                                                                                       919,158
      22,200   C.R. Bard, Inc.                                                                                  1,579,974
     107,100   Caliper Life Sciences, Inc.(b,c)                                                                   620,109
      40,594   Caremark Rx, Inc.(b)                                                                             1,625,790
      26,700   Celgene Corporation(b,c)                                                                         1,012,197
       7,400   Cephalon, Inc.(b,c)                                                                                324,860
       7,200   Cerner Corporation(b,c)                                                                            418,032
      18,000   Charles River Laboratories International,
               Inc.(b)                                                                                            852,660
      27,400   Community Health Systems, Inc.(b)                                                                  998,730
      13,200   Cooper Companies, Inc.                                                                             891,660
      16,200   Covance, Inc.(b)                                                                                   739,368
      16,650   Coventry Health Care, Inc.(b)                                                                    1,139,360
      22,700   Cyberonics, Inc.(b,c)                                                                              855,563
      40,700   Cytyc Corporation(b)                                                                               867,317
      22,600   Dade Behring Holdings, Inc.(b)                                                                   1,393,742
      14,950   DaVita, Inc.(b)                                                                                    602,485
       7,500   Dentsply International, Inc.                                                                       409,950
      21,500   Endo Pharmaceutical Holdings, Inc.(b,c)                                                            426,775
       6,300   Express Scripts, Inc.(b)                                                                           564,732
      32,500   Fisher Scientific International, Inc.(b)                                                         1,929,850
      16,100   Gen-Probe, Inc.(b)                                                                                 808,059
      41,300   Genzyme Corporation(b)                                                                           2,420,593
      76,000   Geron Corporation(b,c)                                                                             468,920
      52,900   Gilead Sciences, Inc.(b)                                                                         1,962,590
      58,350   Health Management Associates, Inc.                                                               1,442,996
      28,800   Health Net, Inc.(b)                                                                                980,064
      12,400   Henry Schein, Inc.(b)                                                                              465,124
      27,500   Hospira, Inc.(b)                                                                                   922,625
      45,300   IMS Health, Inc.                                                                                 1,086,294
      10,400   INAMED Corporation(b,c)                                                                            632,736
      15,300   Invitrogen Corporation(b)                                                                        1,121,031
      25,425   IVAX Corporation(b)                                                                                480,532
      26,300   Kinetic Concepts, Inc.(b)                                                                        1,616,135
      10,200   Laboratory Corporation of America
               Holdings(b)                                                                                        504,900
       8,300   Lincare Holdings, Inc.(b)                                                                          354,244
      13,100   Manor Care, Inc.                                                                                   436,885
       9,300   Martek Biosciences Corporation(b,c)                                                                355,911
      27,100   Medco Health Solutions, Inc.(b)                                                                  1,381,287
      23,700   Medicis Pharmaceutical Corporation                                                                 665,970
      51,300   MedImmune, Inc.(b)                                                                               1,301,481
      17,400   MGI Pharma, Inc.(b,c)                                                                              383,670
      10,800   Neurocrine Biosciences, Inc.(b,c)                                                                  377,568
      17,500   Omnicare, Inc.                                                                                     606,725
       6,000   OSI Pharmaceuticals, Inc.(b)                                                                       284,010
      14,700   PacifiCare Health Systems, Inc.(b)                                                                 878,472
      19,500   Patterson Companies, Inc.(b,c)                                                                     985,725
       6,300   Pharmaceutical Product Development,
               Inc.(b,c)                                                                                          285,894
      20,400   Protein Design Labs, Inc.(b,c)                                                                     364,752
       8,400   Quest Diagnostics, Inc.                                                                            888,720
      35,700   Renal Care Group, Inc.(b)                                                                        1,361,955
       9,300   ResMed, Inc.(b,c)                                                                                  577,530
      13,600   Sepracor, Inc.(b)                                                                                  814,912
       9,600   Shire Pharmaceuticals Group plc(c)                                                                 298,368
      22,400   St. Jude Medical, Inc.(b)                                                                          874,272
      11,500   Taro PharmaceuticalIndustries, Ltd.(b,c)                                                           334,190
       8,600   Techne Corporation(b)                                                                              359,308
      30,400   Tercica, Inc.(b,c)                                                                                 220,096
      35,600   Teva Pharmaceutical Industries, Ltd.                                                             1,112,144
      14,900   Thermo Electron Corporation(b)                                                                     372,202
      11,100   Triad Hospitals, Inc.(b)                                                                           568,875
      29,400   Trimeris, Inc.(b,c)                                                                                292,530
      29,200   Varian Medical Systems, Inc.(b)                                                                    985,208
      21,500   VCA Antech, Inc.(b)                                                                                500,520
      22,300   Waters Corporation(b)                                                                              883,749
      35,400   Watson Pharmaceuticals, Inc.(b)                                                                  1,062,000
      12,903   WellPoint, Inc.(b)                                                                               1,648,358
       4,800   Zimmer Holdings, Inc.(b)                                                                           390,816
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               61,971,187
=========================================================================================================================

Industrials (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       6,850   Alliant Techsystems, Inc.(b)                                                                       473,883
      36,400   American Standard Companies, Inc.                                                                1,627,444
      13,100   AMETEK, Inc.                                                                                       496,097
       7,241   Apollo Group, Inc.(b)                                                                              522,221
      21,300   C.H. Robinson Worldwide, Inc.                                                                    1,099,080
      12,500   Career Education Corporation(b)                                                                    393,000
      24,600   ChoicePoint, Inc.(b)                                                                               970,962
      33,000   Cintas Corporation                                                                               1,273,470
      37,100   Corporate Executive Board Company                                                                2,438,583
       4,500   Cummins, Inc.(c)                                                                                   306,000
      11,700   Danaher Corporation                                                                                592,371
      21,400   DRS Technologies, Inc.(b,c)                                                                        946,950
       5,900   Dun & Bradstreet Corporation(b)                                                                    368,396
      48,220   Expeditors International of Washington, Inc.                                                     2,368,084
      38,500   Fastenal Company(c)                                                                              2,062,060
      16,500   GATX Corporation(c)                                                                                539,880
      10,000   Graco, Inc.                                                                                        337,700
       9,700   Hughes Supply, Inc.(c)                                                                             253,170
       4,600   Ingersoll-Rand Company                                                                             353,602
       8,600   ITT Educational Services, Inc.(b)                                                                  395,428
       9,500   ITT Industries, Inc.                                                                               859,370
      25,200   Jacobs Engineering Group, Inc.(b)                                                                1,227,492
      14,600   JB Hunt Transport Services, Inc.                                                                   570,714
      56,400   JetBlue Airways Corporation(b,c)                                                                 1,130,820
      13,500   Joy Global, Inc.                                                                                   457,245
      20,600   L-3 Communications Holdings, Inc.                                                                1,461,982
      22,000   Manitowoc Company, Inc.(c)                                                                         880,000
      23,900   Manpower, Inc.                                                                                     921,345
      42,300   McDermott International, Inc.(b,c)                                                                 859,113
      33,100   Monster Worldwide, Inc.(b)                                                                         761,631
      18,400   MSC Industrial Direct Company, Inc.                                                                494,408
       6,300   Oshkosh Truck Corporation                                                                          473,445
      14,900   Pentair, Inc.                                                                                      592,722
       9,000   Precision Castparts Corporation                                                                    662,940
      25,400   Robert Half International, Inc.                                                                    630,428
      27,300   Rockwell Automation, Inc.                                                                        1,262,079
      18,600   Rockwell Collins, Inc.                                                                             853,368
      14,400   Roper Industries, Inc.(c)                                                                          974,448
      20,000   Stericycle, Inc.(b)                                                                                973,400
      37,600   Stewart & Stevenson Services, Inc.(c)                                                              902,400
         134   Timco Aviation Services, Inc.(b)                                                                        19
      19,800   UTI Worldwide, Inc.(c)                                                                           1,269,972
       4,900   W.W. Grainger, Inc.                                                                                270,921
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               36,308,643
=========================================================================================================================

Information Technology (19.2%)
-------------------------------------------------------------------------------------------------------------------------
           1   Activision, Inc.(b)                                                                                     10
      23,300   Adobe Systems, Inc.                                                                              1,385,651
      20,900   Advanced Micro Devices, Inc.(b)                                                                    297,407
      11,300   Affiliated Computer Services, Inc.(b)                                                              538,671
      27,600   Akamai Technologies, Inc.(b,c)                                                                     325,956
      35,900   Alliance Data Systems Corporation(b)                                                             1,450,360
      35,300   Altera Corporation(b)                                                                              731,769
      69,400   Amdocs, Ltd.(b)                                                                                  1,853,674
      15,800   Amphenol Corporation                                                                               623,152
      39,400   Apple Computer, Inc.(b)                                                                          1,420,764
      24,600   Ask Jeeves, Inc.(b,c)                                                                              668,874
      28,300   ATI Technologies, Inc.(b)                                                                          418,840
      40,700   Autodesk, Inc.                                                                                   1,295,481
      55,100   Avaya, Inc.(b)                                                                                     478,268
      11,500   Avid Technology, Inc.(b)                                                                           569,365
      28,900   Broadcom Corporation(b)                                                                            864,399
       9,900   Business Objects SA ADR(b,c)                                                                       255,519
       6,700   CACI International, Inc.(b,c)                                                                      416,204
      15,300   CDW Corporation                                                                                    836,757
      17,600   Check Point Software Technologies, Ltd.(b)                                                         368,720
      15,100   CheckFree Corporation(b)                                                                           553,868
      74,800   Citrix Systems, Inc.(b)                                                                          1,683,000
      28,400   CNET Networks, Inc.(b,c)                                                                           281,586
      38,276   Cognizant Technology Solutions
               Corporation(b)                                                                                   1,607,975
      25,300   Cognos, Inc.(b)                                                                                    957,352
      26,400   Comtech Telecommunications Corporation(b)                                                          926,904
     108,100   Comverse Technology, Inc.(b)                                                                     2,463,599
      13,500   DST Systems, Inc.(b)                                                                               612,900
      11,100   Electronic Arts, Inc.(b)                                                                           592,629
      19,200   Equinix, Inc.(b,c)                                                                                 671,616
      48,200   Extreme Networks, Inc.(b)                                                                          214,490
       8,900   F5 Networks, Inc.(b)                                                                               381,009
      23,350   Fiserv, Inc.(b)                                                                                    987,705
      23,500   Flextronics International, Ltd.(b)                                                                 262,025
      19,400   FLIR Systems, Inc.(b,c)                                                                            516,040
      15,900   Freescale Semiconductor, Inc.(b)                                                                   297,648
      14,400   Global Payments, Inc.(c)                                                                           932,544
       4,300   Google, Inc.(b)                                                                                    946,000
      24,600   Harris Corporation                                                                                 693,720
       9,600   Hyperion Solutions Corporation(b,c)                                                                390,432
      71,200   Informatica Corporation(b)                                                                         550,376
      25,000   InfoSpace, Inc.(b,c)                                                                               774,750
      18,800   Integrated Circuit Systems, Inc.(b)                                                                343,476
      10,400   International Rectifier Corporation(b)                                                             442,416
      22,600   Intersil Corporation                                                                               394,596
      40,900   Interwoven, Inc.(b,c)                                                                              315,748
       9,900   Intuit, Inc.(b)                                                                                    398,970
      15,550   Iron Mountain, Inc.(b)                                                                             461,835
      66,000   Jabil Circuit, Inc.(b)                                                                           1,821,600
      52,336   Juniper Networks, Inc.(b)                                                                        1,182,270
      41,880   KLA-Tencor Corporation                                                                           1,634,158
      33,100   Lam Research Corporation(b)                                                                        849,015
       6,100   Lexmark International, Inc.(b)                                                                     423,645
      21,600   Linear Technology Corporation                                                                      771,984
      19,900   Macromedia, Inc.(b)                                                                                788,239
      28,200   Marchex, Inc.(b,c)                                                                                 476,016
      41,100   Marvell Technology Group, Ltd.(b)                                                                1,376,028
      34,100   McAfee, Inc.(b)                                                                                    713,031
      27,800   Mercury Interactive Corporation(b)                                                               1,148,974
      79,310   Microchip Technology, Inc.                                                                       2,258,749
      57,000   National Semiconductor Corporation                                                               1,087,560
      15,500   NAVTEQ Corporation(b)                                                                              564,510
      21,900   NCR Corporation(b)                                                                                 722,700
      28,800   Network Appliance, Inc.(b)                                                                         766,944
      27,530   Novellus Systems, Inc.(b)                                                                          645,028
      16,100   NVIDIA Corporation(b)                                                                              353,234
      15,200   Paychex, Inc.                                                                                      465,120
      14,400   Plantronics, Inc.                                                                                  453,456
      35,800   PMC-Sierra, Inc.(b)                                                                                288,548
      13,900   Polycom, Inc.(b)                                                                                   212,114
      39,500   QLogic Corporation(b)                                                                            1,312,980
      50,400   RealNetworks, Inc.(b,c)                                                                            310,464
      84,600   Red Hat, Inc.(b,c)                                                                                 909,450
       4,300   Research in Motion, Ltd.(b)                                                                        276,963
      16,300   SanDisk Corporation(b)                                                                             386,310
      12,200   Scientific-Atlanta, Inc.                                                                           373,076
      11,000   Shanda Interactive Entertainment,
               Ltd.(b,c)                                                                                          353,870
      10,000   Silicon Laboratories, Inc.(b,c)                                                                    254,000
      93,200   Skyworks Solutions, Inc.(b)                                                                        488,368
      19,960   SunGard Data Systems, Inc.(b)                                                                      666,664
      26,000   Symantec Corporation(b)                                                                            488,280
      24,800   Symbol Technologies, Inc.                                                                          331,576
      34,700   Synopsys, Inc.(b)                                                                                  570,468
      14,300   Tessera Technologies, Inc.(b)                                                                      379,808
      56,800   TIBCO Software, Inc.(b)                                                                            405,552
      52,600   Titan Corporation(b)                                                                               944,170
      76,200   VeriSign, Inc.(b)                                                                                2,016,252
      21,200   VERITAS Software Corporation(b)                                                                    436,508
      54,300   Xilinx, Inc.                                                                                     1,462,842
      14,450   Zebra Technologies Corporation(b)                                                                  690,132
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    66,515,706
=========================================================================================================================

Materials (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      22,600   Arch Coal, Inc.(c)                                                                               1,002,084
       7,700   Ball Corporation                                                                                   304,150
      32,600   Century Aluminum Company(b,c)                                                                      759,580
      10,200   Commercial Metals Company(c)                                                                       260,202
      26,300   CONSOL Energy, Inc.                                                                              1,137,212
       9,600   FMC Corporation(b)                                                                                 470,400
      32,400   Freeport-McMoRan Copper & Gold, Inc.(c)                                                          1,122,984
      51,400   Lyondell Chemical Company                                                                        1,289,626
      17,800   Martin Marietta Materials, Inc.                                                                    978,822
       7,400   Minerals Technologies, Inc.(c)                                                                     483,368
       8,800   Monsanto Company                                                                                   515,856
       4,900   Nucor Corporation                                                                                  250,390
      19,200   Peabody Energy Corporation                                                                         840,384
       3,300   Phelps Dodge Corporation                                                                           283,305
       7,400   Praxair, Inc.                                                                                      346,542
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 10,044,905
=========================================================================================================================

Telecommunications Services (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      35,700   American Tower Corporation(b)                                                                      615,111
      35,000   Crown Castle International Corporation(b)                                                          564,550
     111,600   Nextel Partners, Inc.(b)                                                                         2,624,832
      22,900   NII Holdings, Inc.(b,c)                                                                          1,146,603
       6,800   Spectrasite, Inc.(b)                                                                               381,684
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                5,332,780
=========================================================================================================================

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       5,100   Questar Corporation                                                                                297,840
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    297,840
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $280,611,640)                                                         285,627,858
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned
               (14.8%)                                               Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  51,267,517   Thrivent Financial Securities Lending
               Trust                                                         2.900%                 N/A       $51,267,517
           2   U.S. Treasury Bonds                                          13.875            5/15/2011                 2
          14   U.S. Treasury Bonds                                          11.250            2/15/2015                23
       1,227   U.S. Treasury Bonds                                           9.875           11/15/2015             1,863
          29   U.S. Treasury Bonds                                           9.250            2/15/2016                42
          53   U.S. Treasury Bonds                                           7.250            5/15/2016                68
          18   U.S. Treasury Bonds                                           7.500           11/15/2016                24
         964   U.S. Treasury Bonds                                           8.750            5/15/2017             1,396
           2   U.S. Treasury Bonds                                           8.125            8/15/2019                 3
         323   U.S. Treasury Bonds                                           8.750            8/15/2020               480
          33   U.S. Treasury Bonds                                           7.875            2/15/2021                45
          72   U.S. Treasury Bonds                                           8.125            5/15/2021               104
         424   U.S. Treasury Bonds                                           8.000           11/15/2021               608
         401   U.S. Treasury Bonds                                           7.625           11/15/2022               562
         447   U.S. Treasury Bonds                                           6.000            2/15/2026               535
          51   U.S. Treasury Bonds                                           6.625            2/15/2027                66
         228   U.S. Treasury Bonds                                           6.125           11/15/2027               282
           2   U.S. Treasury Bonds                                           5.250            2/15/2029                 2
          49   U.S. Treasury Bonds                                           6.250            5/15/2030                62
          73   U.S. Treasury Notes                                           2.000            5/15/2006                72
         201   U.S. Treasury Principal Strips                          Zero Coupon           11/15/2015               127
         789   U.S. Treasury Principal Strips                          Zero Coupon            5/15/2017               462
         688   U.S. Treasury Principal Strips                          Zero Coupon           11/15/2018               372
         415   U.S. Treasury Principal Strips                          Zero Coupon            5/15/2021               196

-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $51,274,913)                                                                       51,274,913
=========================================================================================================================

      Shares   Short-Term Investments (2.7%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   9,479,298   Thrivent Money Market Fund                                    2.650%                 N/A        $9,479,298
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 9,479,298
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $341,365,851)                                                         $346,382,069
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) Miscellaneous footnote: ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.


Mid Cap Stock Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (83.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (11.7%)
-------------------------------------------------------------------------------------------------------------------------
     111,000   Advance Auto Parts, Inc.(b)                                                                     $5,921,850
     161,800   Autoliv, Inc.                                                                                    7,159,650
     136,400   Barnes & Noble, Inc.(b)                                                                          4,855,840
     115,400   BorgWarner, Inc.                                                                                 5,276,088
     100,100   Boyd Gaming Corporation                                                                          5,283,278
      80,700   D.R. Horton, Inc.                                                                                2,461,350
     202,900   Foot Locker, Inc.                                                                                5,409,314
     119,200   GameStop Corporation(b,c)                                                                        2,933,512
     337,100   Hilton Hotels Corporation                                                                        7,358,893
     349,500   K2, Inc.(b,c)                                                                                    4,445,640
      47,400   KB Home                                                                                          2,701,800
     202,800   Marvel Enterprises, Inc.(b,c)                                                                    3,974,880
      97,600   Men's Wearhouse, Inc.(b,c)                                                                       4,027,952
     100,800   MGM MIRAGE(b)                                                                                    7,036,848
     124,600   Michaels Stores, Inc.                                                                            4,136,720
      58,600   Mohawk Industries, Inc.(b)                                                                       4,559,666
     119,700   Nordstrom, Inc.                                                                                  6,084,351
     129,800   PETsMART, Inc.                                                                                   3,459,170
      93,700   Quiksilver, Inc.(b)                                                                              2,581,435
      91,700   Ruby Tuesday, Inc.(c)                                                                            2,063,250
     193,600   Saks, Inc.(b,c)                                                                                  3,298,944
     327,950   Staples, Inc.                                                                                    6,254,006
     279,700   Warnaco Group, Inc.(b,c)                                                                         6,282,062
       4,200   Washington Post Company                                                                          3,629,850
     111,900   Yum! Brands, Inc.                                                                                5,254,824
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   116,451,173
=========================================================================================================================

Consumer Staples (4.0%)
-------------------------------------------------------------------------------------------------------------------------
     167,200   Campbell Soup Company                                                                            4,972,528
     184,000   Chiquita Brands International, Inc.(c)                                                           4,609,200
     142,100   Dean Foods Company(b)                                                                            4,882,556
     352,800   Del Monte Foods Company(b,c)                                                                     3,679,704
      99,200   Flowers Foods, Inc.(c)                                                                           2,860,928
     101,400   Hormel Foods Corporation                                                                         3,157,596
      48,600   Molson Coors Brewing Company(c)                                                                  3,001,050
     227,800   Smithfield Foods, Inc.(b)                                                                        6,893,228
     321,500   Tyson Foods, Inc.                                                                                5,430,135
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          39,486,925
=========================================================================================================================

Energy (9.9%)
-------------------------------------------------------------------------------------------------------------------------
      92,100   BJ Services Company                                                                              4,489,875
     221,200   Chesapeake Energy Corporation                                                                    4,255,888
      53,300   Cooper Cameron Corporation(b)                                                                    2,928,302
     145,400   ENSCO International, Inc.                                                                        4,740,040
     197,600   Grant Prideco, Inc.(b)                                                                           4,382,768
     259,025   Nabors Industries, Ltd.(b)                                                                      13,953,677
     166,100   National Oilwell Varco, Inc.(b)                                                                  6,600,814
     611,500   Patterson-UTI Energy, Inc.                                                                      14,657,655
      65,600   Precision Drilling Corporation(b)                                                                4,734,352
      98,900   Rowan Companies, Inc.                                                                            2,623,817
     159,100   Smith International, Inc.                                                                        9,256,438
      80,900   Transocean, Inc.(b)                                                                              3,751,333
     283,700   Ultra Petroleum Corporation(b,c)                                                                14,321,176
      36,000   Valero Energy Corporation                                                                        2,467,080
     115,700   Weatherford International, Ltd.(b)                                                               6,033,755
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    99,196,970
=========================================================================================================================

Financials (14.4%)
-------------------------------------------------------------------------------------------------------------------------
     114,900   A.G. Edwards, Inc.                                                                               4,562,679
      95,950   Affiliated Managers Group, Inc.(b,c)                                                             5,999,754
     120,800   American Capital Strategies, Ltd.(c)                                                             3,863,184
      39,200   Bear Stearns Companies, Inc.                                                                     3,710,672
      76,800   City National Corporation                                                                        5,414,400
     224,500   Colonial BancGroup, Inc.(c)                                                                      4,952,470
      75,400   Everest Re Group, Ltd.                                                                           6,197,880
      57,482   Fidelity National Financial, Inc.                                                                1,845,747
      52,500   First Horizon National Corporation(c)                                                            2,180,325
     154,000   General Growth Properties, Inc.                                                                  6,022,940
     402,000   HCC Insurance Holdings, Inc.(c)                                                                 14,299,140
      89,100   Hibernia Corporation                                                                             2,782,593
      84,200   Home Properties, Inc.                                                                            3,523,770
     537,400   HRPT Properties Trust                                                                            6,314,450
      62,300   Investors Financial Services
               Corporation(c)                                                                                   2,613,485
     385,800   Knight Trading Group, Inc.(b,c)                                                                  3,252,294
      45,200   Legg Mason, Inc.                                                                                 3,202,872
      94,700   Mercantile Bankshares Corporation(c)                                                             4,811,707
     215,600   New York Community Bancorp, Inc.(c)                                                              3,816,120
     139,950   North Fork Bancorporation, Inc.                                                                  3,939,592
     112,700   Ohio Casualty Corporation(b,c)                                                                   2,642,815
     178,300   PartnerRe, Ltd.                                                                                 10,391,324
      57,400   PMI Group, Inc.                                                                                  2,018,184
      62,500   ProLogis Trust                                                                                   2,474,375
     231,400   Sovereign Bancorp, Inc.(c)                                                                       4,759,898
     216,500   TCF Financial Corporation(c)                                                                     5,475,285
     154,676   TD Banknorth, Inc.(b)                                                                            4,764,021
     369,600   Trizec Properties, Inc.                                                                          7,388,304
      58,000   Wintrust Financial Corporation(c)                                                                2,662,780
      67,800   XL Capital, Ltd.                                                                                 4,766,340
      61,600   Zenith National Insurance Corporation                                                            3,542,616
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               144,192,016
=========================================================================================================================

Health Care (11.6%)
-------------------------------------------------------------------------------------------------------------------------
     126,700   Beckman Coulter, Inc.(c)                                                                         8,452,157
      72,700   C.R. Bard, Inc.                                                                                  5,174,059
      53,900   Coventry Health Care, Inc.(b)                                                                    3,688,377
      46,900   Dentsply International, Inc.                                                                     2,563,554
      95,300   Gen-Probe, Inc.(b)                                                                               4,783,107
     203,300   Henry Schein, Inc.(b)                                                                            7,625,783
      75,700   Humana, Inc.(b)                                                                                  2,623,005
     295,800   Incyte Corporation(b,c)                                                                          1,934,532
      86,100   Invitrogen Corporation(b)                                                                        6,308,547
     493,093   IVAX Corporation(b)                                                                              9,319,458
      40,300   Kinetic Concepts, Inc.(b)                                                                        2,476,435
     128,200   LifePoint Hospitals, Inc.(b,c)                                                                   5,698,490
      71,300   Martek Biosciences Corporation(b,c)                                                              2,728,651
     159,400   Medco Health Solutions, Inc.(b)                                                                  8,124,618
     123,300   Omnicare, Inc.                                                                                   4,274,811
     140,300   PacifiCare Health Systems, Inc.(b)                                                               8,384,328
     165,100   Par Pharmaceutical Companies, Inc.(b,c)                                                          4,957,953
      61,100   Quest Diagnostics, Inc.                                                                          6,464,380
      70,000   United Surgical Partners International,
               Inc.(b,c)                                                                                        3,097,500
      47,200   Universal Health Services, Inc.                                                                  2,678,128
      96,000   Valeant PharmaceuticalsInternational(c)                                                          1,992,000
      71,200   Varian Medical Systems, Inc.(b)                                                                  2,402,288
      95,900   Varian, Inc.(b)                                                                                  3,181,003
     237,900   Vertex Pharmaceuticals, Inc.(b,c)                                                                2,269,566
      76,800   Watson Pharmaceuticals, Inc.(b)                                                                  2,304,000
     302,500   WebMD Corporation(b,c)                                                                           2,873,750
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              116,380,480
=========================================================================================================================

Industrials (9.4%)
-------------------------------------------------------------------------------------------------------------------------
     160,900   Adesa, Inc.                                                                                      3,892,171
      85,800   Burlington Northern Santa Fe Corporation                                                         4,139,850
      65,000   C.H. Robinson Worldwide, Inc.                                                                    3,354,000
      99,400   Canadian National Railway Company                                                                5,686,674
      85,000   CNF, Inc.(c)                                                                                     3,633,750
      61,200   Eaton Corporation                                                                                3,592,440
     112,400   Expeditors International of Washington,
               Inc.                                                                                             5,519,964
     132,200   Fastenal Company(c)                                                                              7,080,632
     215,300   IDEX Corporation                                                                                 8,019,925
      46,400   Ingersoll-Rand Company                                                                           3,566,768
     181,800   Jacobs Engineering Group, Inc.(b)                                                                8,855,478
      79,700   JB Hunt Transport Services, Inc.                                                                 3,115,473
     243,900   Manitowoc Company, Inc.(c)                                                                       9,756,000
      66,500   Manpower, Inc.                                                                                   2,563,575
     122,900   Oshkosh Truck Corporation                                                                        9,235,935
     135,900   Pentair, Inc.                                                                                    5,406,102
     100,500   Roper Industries, Inc.(c)                                                                        6,800,835
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               94,219,572
=========================================================================================================================

Information Technology (12.6%)
-------------------------------------------------------------------------------------------------------------------------
     107,800   Acxiom Corporation(c)                                                                            2,048,200
     194,400   ADTRAN, Inc.(c)                                                                                  4,029,912
     128,600   Amphenol Corporation(c)                                                                          5,071,984
      67,900   Analog Devices, Inc.                                                                             2,316,069
     256,000   Avaya, Inc.(b)                                                                                   2,222,080
     318,600   BEA Systems, Inc.(b)                                                                             2,198,340
      75,300   Cabot Microelectronics Corporation(b,c)                                                          2,167,887
      77,800   CDW Corporation                                                                                  4,254,882
     142,500   Check Point Software Technologies, Ltd.(b)                                                       2,985,375
      85,700   CheckFree Corporation(b)                                                                         3,143,476
      88,200   Cognos, Inc.(b)                                                                                  3,337,488
     104,000   Comverse Technology, Inc.(b)                                                                     2,370,160
     328,400   Convergys Corporation(b)                                                                         4,256,064
      52,000   Diebold, Inc.                                                                                    2,515,240
      69,300   DST Systems, Inc.(b)                                                                             3,146,220
     322,900   EarthLink, Inc.(b,c)                                                                             2,964,222
      62,200   Electronic Arts, Inc.(b)                                                                         3,320,858
     238,500   Electronic Data Systems Corporation                                                              4,614,975
      43,200   F5 Networks, Inc.(b)                                                                             1,849,392
     133,800   Harris Corporation                                                                               3,773,160
      88,000   International Rectifier Corporation(b)                                                           3,743,520
     173,800   Intersil Corporation                                                                             3,034,548
     137,900   Lam Research Corporation(b)                                                                      3,537,135
      59,500   Lexmark International, Inc.(b)                                                                   4,132,275
      82,200   Microchip Technology, Inc.                                                                       2,341,056
     848,200   Novell, Inc.(b,c)                                                                                5,012,862
     650,000   ON Semiconductor Corporation(b,c)                                                                2,236,000
      98,500   QLogic Corporation(b,c)                                                                          3,274,140
     150,000   SanDisk Corporation(b,c)                                                                         3,555,000
     174,400   Scientific-Atlanta, Inc.                                                                         5,333,152
     128,400   Seagate Technology(b)                                                                            2,257,272
     133,600   Sybase, Inc.(b)                                                                                  2,529,048
     131,900   Synopsys, Inc.(b)                                                                                2,168,436
     215,500   Titan Corporation(b)                                                                             3,868,225
     187,100   UTStarcom, Inc.(b,c)                                                                             1,779,321
     220,400   Vishay Intertechnology, Inc.(b,c)                                                                2,356,076
     745,400   Vitesse Semiconductor Corporation(b,c)                                                           1,550,432
     783,500   Wind River Systems, Inc.(b,c)                                                                   10,169,830
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   125,464,312
=========================================================================================================================

Materials (5.1%)
-------------------------------------------------------------------------------------------------------------------------
     222,100   Airgas, Inc.(c)                                                                                  4,868,432
     193,080   Century Aluminum Company(b,c)                                                                    4,498,764
     216,600   CONSOL Energy, Inc.(c)                                                                           9,365,784
     150,500   Freeport-McMoRan Copper & Gold, Inc.(c)                                                          5,216,330
      81,200   Georgia-Pacific Corporation                                                                      2,782,724
     146,000   Lubrizol Corporation                                                                             5,660,420
     179,000   Lyondell Chemical Company                                                                        4,491,110
      99,700   Newmont Mining Corporation                                                                       3,785,609
     230,600   Peabody Energy Corporation                                                                      10,093,362
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 50,762,535
=========================================================================================================================

Telecommunications Services (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     865,000   Cincinnati Bell, Inc.(b)                                                                         3,460,000
      58,600   NII Holdings, Inc.(b)                                                                            2,934,102
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                6,394,102
=========================================================================================================================

Utilities (3.9%)
-------------------------------------------------------------------------------------------------------------------------
     152,300   MDU Resources Group, Inc.                                                                        4,116,669
     131,400   Pepco Holdings, Inc.                                                                             2,847,438
      97,800   Piedmont Natural Gas Company, Inc.                                                               2,244,510
     189,200   Questar Corporation                                                                             11,049,280
     176,000   SCANA Corporation                                                                                6,835,840
     146,600   Sempra Energy                                                                                    5,919,708
     260,510   Southern Union Company(b,c)                                                                      6,236,609
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 39,250,054
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $757,203,845)                                                         831,798,139
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (12.4%)                                            Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
 123,664,645   Thrivent Financial Securities Lending
               Trust                                                      2.900%                 N/A         $123,664,645
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $123,664,645)                                                                     123,664,645
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (4.4%)                      Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
 $17,555,000   BP Capital Markets plc                                     2.940%            5/2/2005          $17,552,142
  26,744,329   Thrivent Money Market Fund                                 2.650                  N/A           26,744,329
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                44,296,471
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $925,164,961)                                                         $999,759,255
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Mid Cap Index Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (87.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (15.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   99 Cents Only Stores(b,c)                                                                          $31,024
       4,970   Abercrombie & Fitch Company                                                                        268,132
       4,200   Advance Auto Parts, Inc.(b)                                                                        224,070
       3,100   Aeropostale, Inc.(b)                                                                                86,583
       6,600   American Eagle Outfitters, Inc.                                                                    173,052
       4,000   American Greetings Corporation(c)                                                                   90,600
       4,000   AnnTaylor Stores Corporation(b)                                                                     97,960
       4,750   Applebee's International, Inc.                                                                     117,705
       4,117   ArvinMeritor, Inc.                                                                                  48,910
         680   Bandag, Inc.(c)                                                                                     29,539
       3,160   Barnes & Noble, Inc.(b)                                                                            112,496
       5,710   Belo Corporation                                                                                   133,785
       1,710   Blyth, Inc.(c)                                                                                      46,871
       2,210   Bob Evans Farms, Inc.(c)                                                                            45,084
       4,260   Borders Group, Inc.                                                                                103,049
       3,140   BorgWarner, Inc.                                                                                   143,561
       2,500   Boyd Gaming Corporation                                                                            131,950
       4,975   Brinker International, Inc.(b)                                                                     168,155
      17,980   Caesars Entertainment, Inc.(b)                                                                     358,701
       3,750   Callaway Golf Company(c)                                                                            40,425
       5,900   CarMax, Inc.(b,c)                                                                                  160,952
       2,700   Catalina Marketing Corporation(c)                                                                   62,775
       2,800   CBRL Group, Inc.                                                                                   107,884
       4,500   Cheesecake Factory, Inc.(b)                                                                        138,105
      10,200   Chico's FAS, Inc.(b)                                                                               261,426
       5,660   Claire's Stores, Inc.                                                                              123,501
      15,500   D.R. Horton, Inc.                                                                                  472,747
       6,470   Dollar Tree Stores, Inc.(b)                                                                        158,450
       2,700   Emmis Communications Corporation(b,c)                                                               41,661
       2,400   Entercom Communications Corporation(b)                                                              77,352
       8,900   Foot Locker, Inc.                                                                                  237,274
       3,120   Furniture Brands International, Inc.(c)                                                             60,466
       4,400   Gentex Corporation(c)                                                                              142,824
       6,600   GTECH Holdings Corporation                                                                         161,502
       3,400   Harman International Industries, Inc.                                                              267,172
       3,520   Harte-Hanks, Inc.                                                                                  100,320
       2,000   Hovnanian Enterprises, Inc.(b)                                                                     101,540
       2,150   International Speedway Corporation                                                                 114,380
       3,500   Krispy Kreme Doughnuts, Inc.(b,c)                                                                   20,720
       3,760   Lear Corporation                                                                                   127,426
       2,770   Lee Enterprises, Inc.                                                                              114,983
       7,600   Lennar Corporation                                                                                 391,172
       1,510   Media General, Inc.                                                                                 92,533
       7,700   Michaels Stores, Inc.                                                                              255,640
       1,850   Modine Manufacturing Company                                                                        50,098
       2,960   Mohawk Industries, Inc.(b)                                                                         230,318
       2,710   Neiman Marcus Group, Inc.(c)                                                                       266,447
       2,800   O'Reilly Automotive, Inc.(b)                                                                       143,696
       3,560   Outback Steakhouse, Inc.                                                                           143,824
       4,200   Pacific Sunwear of California, Inc.(b)                                                              94,962
       3,870   Payless ShoeSource, Inc.(b,c)                                                                       52,864
       8,300   PETsMART, Inc.                                                                                     221,195
       5,000   Pier 1 Imports, Inc.(c)                                                                             72,600
       5,790   Reader's Digest Association, Inc.                                                                   98,430
       2,500   Regis Corporation(c)                                                                                89,325
       3,700   Rent-A-Center, Inc.(b)                                                                              88,948
       8,400   Ross Stores, Inc.                                                                                  224,448
       3,700   Ruby Tuesday, Inc.(c)                                                                               83,250
       2,700   Ryland Group, Inc.                                                                                 165,780
       8,010   Saks, Inc.(b)                                                                                      136,490
       2,080   Scholastic Corporation(b)                                                                           72,488
       2,100   Thor Industries, Inc.                                                                               56,595
       1,600   Timberland Company(b)                                                                              110,480
       2,700   Toll Brothers, Inc.(b)                                                                             204,660
       3,100   Tupperware Corporation(c)                                                                           65,410
       2,700   Urban Outfitters, Inc.(b)                                                                          119,610
       2,860   Valassis Communications, Inc.(b)                                                                   100,815
         240   Washington Post Company                                                                            207,420
       4,550   Westwood One, Inc.(b)                                                                               83,265
       6,660   Williams-Sonoma, Inc.(b)                                                                           223,043
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     9,650,918
=========================================================================================================================

Consumer Staples (3.9%)
-------------------------------------------------------------------------------------------------------------------------
       3,920   BJ's Wholesale Club, Inc.(b)                                                                       104,468
       3,680   Church & Dwight Company, Inc.                                                                      132,554
       5,500   Constellation Brands, Inc.(b)                                                                      289,905
       8,513   Dean Foods Company(b)                                                                              292,507
       4,050   Energizer Holdings, Inc.(b)                                                                        230,728
       4,100   Hormel Foods Corporation                                                                           127,674
       3,388   J.M. Smucker Company                                                                               168,113
       1,530   Lancaster Colony Corporation                                                                        63,587
       4,160   PepsiAmericas, Inc.                                                                                102,710
       2,590   Ruddick Corporation                                                                                 58,171
       5,000   Smithfield Foods, Inc.(b)                                                                          151,300
       1,961   Tootsie Roll Industries, Inc.                                                                       60,565
      14,322   Tyson Foods, Inc.                                                                                  241,899
       1,540   Universal Corporation                                                                               70,301
       3,600   Whole Foods Market, Inc.                                                                           358,992
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,453,474
=========================================================================================================================

Energy (6.3%)
-------------------------------------------------------------------------------------------------------------------------
       3,100   Cooper Cameron Corporation(b)                                                                      170,314
       8,670   ENSCO International, Inc.                                                                          282,642
       4,000   FMC Technologies, Inc.(b)                                                                          121,320
       2,900   Forest Oil Corporation(b,c)                                                                        111,737
       7,020   Grant Prideco, Inc.(b)                                                                             155,704
       4,490   Hanover Compressor Company(b,c)                                                                     46,561
       2,920   Helmerich & Payne, Inc.                                                                            112,245
       4,660   Murphy Oil Corporation                                                                             415,159
       3,600   Newfield Exploration Company(b)                                                                    255,708
       3,370   Noble Energy, Inc.(c)                                                                              216,084
       1,690   Overseas Shipholding Group, Inc.                                                                    95,367
       9,600   Patterson-UTI Energy, Inc.                                                                         230,112
       8,250   Pioneer Natural Resources Company                                                                  335,445
       4,400   Plains Exploration & Production Company(b)                                                         141,592
       3,600   Pogo Producing Company                                                                             162,036
       6,600   Pride International, Inc.(b)                                                                       147,180
       6,060   Smith International, Inc.                                                                          352,571
       3,510   Tidewater, Inc.(c)                                                                                 120,990
       7,920   Weatherford International, Ltd.(b)                                                                 413,028
       3,100   Western Gas Resources, Inc.                                                                        103,571
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,989,366
=========================================================================================================================

Financials (15.6%)
-------------------------------------------------------------------------------------------------------------------------
       4,460   A.G. Edwards, Inc.                                                                                 177,107
       3,060   Allmerica Financial Corporation(b)                                                                 102,724
       4,900   AMB Property Corporation                                                                           191,051
       2,300   American Financial Group, Inc.                                                                      71,507
       8,700   AmeriCredit Corporation(b)                                                                         203,580
       2,300   AmerUs Group Company(c)                                                                            108,123
       5,300   Arthur J. Gallagher & Company                                                                      147,552
       7,478   Associated Banc-Corp                                                                               231,220
       5,420   Astoria Financial Corporation                                                                      143,684
       3,070   Bank of Hawaii Corporation                                                                         145,364
       3,100   Brown & Brown, Inc.(c)                                                                             135,625
       2,400   City National Corporation                                                                          169,200
       8,400   Colonial BancGroup, Inc.                                                                           185,304
       9,100   Commerce Bancorp, Inc.(c)                                                                          254,709
       2,600   Cullen/Frost Bankers, Inc.                                                                         112,632
       6,200   Developers Diversified Realty Corporation                                                          263,128
       7,600   Eaton Vance Corporation                                                                            178,068
       3,190   Everest Re Group, Ltd.                                                                             262,218
       9,927   Fidelity National Financial, Inc.                                                                  318,756
       4,200   First American Corporation                                                                         150,360
       4,850   FirstMerit Corporation                                                                             118,970
       3,000   Greater Bay Bancorp                                                                                 75,480
       3,900   HCC Insurance Holdings, Inc.                                                                       138,723
       8,860   Hibernia Corporation                                                                               276,698
       3,200   Highwoods Properties, Inc.                                                                          90,016
       2,650   Horace Mann Educators Corporation                                                                   43,407
       3,500   Hospitality Properties Trust                                                                       146,230
       4,200   Independence Community Bank Corporation                                                            149,856
       3,500   IndyMac Bancorp, Inc.                                                                              134,680
       3,800   Investors Financial Services
               Corporation(c)                                                                                     159,410
       2,600   Jefferies Group, Inc.                                                                               94,120
       3,200   LaBranche & Company, Inc.(b,c)                                                                      21,280
       6,145   Legg Mason, Inc.                                                                                   435,434
       4,550   Leucadia National Corporation(c)                                                                   158,249
       5,000   Liberty Property Trust                                                                             199,150
       3,100   Mack-Cali Realty Corporation                                                                       136,369
       4,580   Mercantile Bankshares Corporation                                                                  232,710
       4,900   MoneyGram International, Inc.                                                                       95,060
       6,000   New Plan Excel Realty Trust, Inc.                                                                  154,860
      12,710   New York Community Bancorp, Inc.(c)                                                                224,967
       3,610   Ohio Casualty Corporation(b)                                                                        84,654
      10,365   Old Republic International Corporation                                                             244,614
       5,340   PMI Group, Inc.                                                                                    187,754
       4,050   Protective Life Corporation                                                                        154,872
       5,000   Radian Group, Inc.                                                                                 222,150
       3,350   Raymond James Financial, Inc.                                                                       90,350
       2,952   Rayonier, Inc. REIT(c)                                                                             148,368
       3,600   Regency Centers Corporation                                                                        189,540
       3,800   SEI Investments Company                                                                            124,678
       2,100   Silicon Valley Bancshares(b,c)                                                                      99,540
       1,700   StanCorp Financial Group, Inc.                                                                     130,084
       6,780   TCF Financial Corporation                                                                          171,466
       2,400   Texas Regional Bancshares, Inc.                                                                     66,888
       7,900   United Dominion Realty Trust, Inc.                                                                 174,985
       2,690   Unitrin, Inc.                                                                                      122,395
       6,300   W.R. Berkley Corporation                                                                           204,750
       4,800   Waddell & Reed Financial, Inc.                                                                      83,568
       4,996   Washington Federal, Inc.                                                                           111,361
       3,150   Webster Financial Corporation                                                                      143,168
       4,600   Weingarten Realty Investors                                                                        165,646
       2,010   Westamerica Bancorporation                                                                         100,379
       3,940   Wilmington Trust Corporation                                                                       139,279
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 9,798,070
=========================================================================================================================

Health Care (10.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,840   Apria Healthcare Group, Inc.(b)                                                                     85,484
       4,625   Barr Pharmaceuticals, Inc.(b)                                                                      239,852
       3,500   Beckman Coulter, Inc.                                                                              233,485
       3,300   Cephalon, Inc.(b,c)                                                                                144,870
       3,700   Charles River Laboratories International,
               Inc.(b)                                                                                            175,269
       2,700   Community Health Systems, Inc.(b)                                                                   98,415
       3,590   Covance, Inc.(b)                                                                                   163,848
       6,081   Coventry Health Care, Inc.(b)                                                                      416,123
       6,500   Cytyc Corporation(b)                                                                               138,515
       4,060   Dentsply International, Inc.                                                                       221,920
       3,390   Edwards Lifesciences Corporation(b)                                                                149,296
       2,800   Gen-Probe, Inc.(b)                                                                                 140,532
       6,340   Health Net, Inc.(b)                                                                                215,750
       4,900   Henry Schein, Inc.(b)                                                                              183,799
       3,230   Hillenbrand Industries, Inc.                                                                       178,361
       2,000   INAMED Corporation(b)                                                                              121,680
       2,900   Invitrogen Corporation(b)                                                                          212,483
      10,856   IVAX Corporation(b)                                                                                205,178
       2,600   LifePoint Hospitals, Inc.(b)                                                                       115,570
       5,700   Lincare Holdings, Inc.(b)                                                                          243,276
       1,700   Martek Biosciences Corporation(b,c)                                                                 65,059
      17,538   Millennium Pharmaceuticals, Inc.(b)                                                                153,633
       5,880   Omnicare, Inc.                                                                                     203,860
       4,900   PacifiCare Health Systems, Inc.(b)                                                                 292,824
       1,900   Par Pharmaceutical Companies, Inc.(b,c)                                                             57,057
       7,800   Patterson Companies, Inc.(b,c)                                                                     394,290
       4,720   Perrigo Company                                                                                     86,470
       6,000   Protein Design Labs, Inc.(b,c)                                                                     107,280
       3,800   Renal Care Group, Inc.(b)                                                                          144,970
       6,020   Sepracor, Inc.(b)                                                                                  360,718
       4,070   STERIS Corporation(b)                                                                               96,378
       2,300   Techne Corporation(b,c)                                                                             96,094
       4,500   Triad Hospitals, Inc.(b)                                                                           230,625
       3,300   Universal Health Services, Inc.                                                                    187,242
       5,170   Valeant Pharmaceuticals International(c)                                                           107,278
       7,600   Varian Medical Systems, Inc.(b)                                                                    256,424
       2,000   Varian, Inc.(b)                                                                                     66,340
       4,000   VCA Antech, Inc.(b)                                                                                 93,120
       4,600   Vertex Pharmaceuticals, Inc.(b,c)                                                                   43,884
       2,820   VISX, Inc.(b)                                                                                       67,229
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                6,794,481
=========================================================================================================================

Industrials (11.3%)
-------------------------------------------------------------------------------------------------------------------------
       5,230   Adesa, Inc.                                                                                        126,514
       5,110   AGCO Corporation(b)                                                                                 87,892
       4,900   AirTran Holdings, Inc.(b,c)                                                                         40,670
       1,420   Alaska Air Group, Inc.(b,c)                                                                         37,871
       2,550   Alexander & Baldwin, Inc.                                                                          103,862
       2,200   Alliant Techsystems, Inc.(b)                                                                       152,196
       3,940   AMETEK, Inc.                                                                                       149,208
       1,610   Banta Corporation                                                                                   67,040
       3,240   Brink's Company                                                                                    104,522
       4,820   C.H. Robinson Worldwide, Inc.                                                                      248,712
       5,800   Career Education Corporation(b)                                                                    182,352
       1,860   Carlisle Companies, Inc.                                                                           133,585
       5,033   ChoicePoint, Inc.(b)                                                                               198,653
       3,010   CNF, Inc.                                                                                          128,678
       3,900   Copart, Inc.(b)                                                                                     84,552
       5,200   Corinthian Colleges, Inc.(b,c)                                                                      73,892
       3,000   Crane Company                                                                                       76,800
       2,900   Deluxe Corporation                                                                                 115,797
       3,290   DeVry, Inc.(b,c)                                                                                    75,012
       3,980   Donaldson Company, Inc.                                                                            118,405
       3,900   Dun & Bradstreet Corporation(b)                                                                    243,516
       2,700   Dycom Industries, Inc.(b,c)                                                                         62,802
       3,500   Education Management Corporation(b)                                                                 98,000
       6,100   Expeditors International of Washington, Inc.                                                       299,571
       3,440   Fastenal Company(c)                                                                                184,246
       2,880   Federal Signal Corporation(c)                                                                       40,406
       3,220   Flowserve Corporation(b)                                                                            89,387
       2,900   GATX Corporation                                                                                    94,888
       4,050   Graco, Inc.                                                                                        136,768
       1,845   Granite Construction, Inc.                                                                          41,660
       2,340   Harsco Corporation                                                                                 125,541
       3,970   Herman Miller, Inc.                                                                                113,542
       2,810   HNI Corporation                                                                                    142,355
       3,430   Hubbell, Inc.                                                                                      149,034
       2,600   ITT Educational Services, Inc.(b)                                                                  119,548
       3,240   Jacobs Engineering Group, Inc.(b)                                                                  157,820
       3,200   JB Hunt Transport Services, Inc.                                                                   125,088
       5,200   JetBlue Airways Corporation(b,c)                                                                   104,260
       1,100   Kelly Services, Inc.                                                                                28,886
       2,260   Kennametal, Inc.                                                                                   102,378
       1,800   Korn/Ferry International(b,c)                                                                       25,920
       2,800   Laureate Education, Inc.(b)                                                                        124,376
       5,140   Manpower, Inc.                                                                                     198,147
       1,680   Nordson Corporation                                                                                 54,130
       5,720   Pentair, Inc.                                                                                      227,542
       3,720   Precision Castparts Corporation                                                                    274,015
       4,490   Quanta Services, Inc.(b,c)                                                                          35,830
       7,500   Republic Services, Inc.                                                                            259,500
       1,762   Rollins, Inc.                                                                                       34,782
         390   Sequa Corporation(b,c)                                                                              20,182
       1,900   Sotheby's Holdings, Inc.(b)                                                                         31,122
       4,240   SPX Corporation                                                                                    164,046
       2,600   Stericycle, Inc.(b)                                                                                126,542
       3,030   Swift Transportation Company, Inc.(b)                                                               64,630
       1,260   Tecumseh Products Company                                                                           43,772
       2,120   Teleflex, Inc.(c)                                                                                  113,356
       3,400   Thomas & Betts Corporation(b)                                                                      105,808
       2,230   Trinity Industries, Inc.(c)                                                                         52,070
       3,800   United Rentals, Inc.(b,c)                                                                           69,882
       2,900   Werner Enterprises, Inc.                                                                            53,882
       2,700   Yellow Roadway Corporation(b,c)                                                                    132,300
       2,420   York International Corporation                                                                      94,695
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                7,072,438
=========================================================================================================================

Information Technology (12.0%)
-------------------------------------------------------------------------------------------------------------------------
      21,800   3Com Corporation(b)                                                                                 68,670
      10,800   Activision, Inc.(b)                                                                                156,168
       4,830   Acxiom Corporation                                                                                  91,770
       3,460   ADTRAN, Inc.(c)                                                                                     71,726
       1,400   Advent Software, Inc.(b,c)                                                                          24,976
       2,800   Alliance Data Systems Corporation(b)                                                               113,120
       5,000   Amphenol Corporation                                                                               197,200
       1,600   Anteon International Corporation(b)                                                                 66,880
       6,620   Arrow Electronics, Inc.(b)                                                                         161,131
      24,060   Atmel Corporation(b)                                                                                55,579
       6,840   Avnet, Inc.(b)                                                                                     129,208
       2,760   Avocent Corporation(b)                                                                              69,386
       6,900   BISYS Group, Inc.(b)                                                                                97,428
       1,515   Cabot Microelectronics Corporation(b,c)                                                             43,617
      15,480   Cadence Design Systems, Inc.(b)                                                                    216,720
       3,640   CDW Corporation                                                                                    199,072
       8,500   Ceridian Corporation(b)                                                                            143,395
       3,500   Certegy, Inc.                                                                                      127,505
       4,490   CheckFree Corporation(b)                                                                           164,693
       7,600   Cognizant Technology Solutions
               Corporation(b)                                                                                     319,276
       2,830   CommScope, Inc.(b,c)                                                                                39,960
       5,300   Credence Systems Corporation(b,c)                                                                   33,337
       4,300   Cree, Inc.(b,c)                                                                                    104,017
       2,940   CSG Systems International, Inc.(b)                                                                  50,539
       7,310   Cypress Semiconductor Corporation(b,c)                                                              87,647
       4,100   Diebold, Inc.                                                                                      198,317
       3,860   DST Systems, Inc.(b)                                                                               175,244
       2,100   F5 Networks, Inc.(b)                                                                                89,901
       3,850   Fair Isaac Corporation                                                                             126,588
       6,800   Fairchild Semiconductor International,
               Inc.(b)                                                                                             91,460
       3,500   Gartner Group, Inc.(b,c)                                                                            29,540
       7,580   Harris Corporation                                                                                 213,756
       2,000   Imation Corporation                                                                                 69,740
       4,100   Integrated Circuit Systems, Inc.(b)                                                                 74,907
       5,990   Integrated Device Technology, Inc.(b)                                                               64,093
       3,800   International Rectifier Corporation(b)                                                             161,652
       8,600   Intersil Corporation                                                                               150,156
       4,100   Jack Henry & Associates, Inc.                                                                       70,479
       2,900   Keane, Inc.(b,c)                                                                                    34,510
       5,000   KEMET Corporation(b,c)                                                                              31,250
       8,000   Lam Research Corporation(b)                                                                        205,200
       6,600   Lattice Semiconductor Corporation(b,c)                                                              30,096
       3,700   LTX Corporation(b,c)                                                                                14,208
       4,220   Macromedia, Inc.(b)                                                                                167,154
       2,800   Macrovision Corporation(b)                                                                          57,260
       9,180   McAfee, Inc.(b)                                                                                    191,954
       6,800   McDATA Corporation(b,c)                                                                             20,944
       4,440   Mentor Graphics Corporation(b)                                                                      39,694
       3,910   Micrel, Inc.(b)                                                                                     36,754
      11,835   Microchip Technology, Inc.                                                                         337,061
       5,820   MPS Group, Inc.(b)                                                                                  46,502
       3,150   National Instruments Corporation                                                                    67,851
       2,500   Newport Corporation(b)                                                                              34,375
       2,800   Plantronics, Inc.                                                                                   88,172
       2,500   Plexus Corporation(b)                                                                               30,275
       5,600   Polycom, Inc.(b)                                                                                    85,456
       5,620   Powerwave Technologies, Inc.(b,c)                                                                   40,576
       3,050   Reynolds and Reynolds Company                                                                       80,428
      10,700   RF Micro Devices, Inc.(b,c)                                                                         41,944
       4,000   RSA Security, Inc.(b)                                                                               42,960
      10,300   SanDisk Corporation(b)                                                                             244,110
       4,260   Semtech Corporation(b,c)                                                                            71,951
       2,100   Silicon Laboratories, Inc.(b,c)                                                                     53,340
       6,050   Storage Technology Corporation(b)                                                                  168,190
       5,060   Sybase, Inc.(b)                                                                                     95,786
       8,280   Synopsys, Inc.(b)                                                                                  136,123
       3,340   Tech Data Corporation(b)                                                                           122,010
       4,930   Titan Corporation(b)                                                                                88,494
       1,880   Transaction Systems Architects, Inc.(b)                                                             38,972
       7,979   TriQuint Semiconductor, Inc.(b,c)                                                                   23,618
       5,300   UTStarcom, Inc.(b,c)                                                                                50,403
       9,470   Vishay Intertechnology, Inc.(b)                                                                    101,234
       4,100   Wind River Systems, Inc.(b,c)                                                                       53,218
       4,100   Zebra Technologies Corporation(b)                                                                  195,816
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     7,516,742
=========================================================================================================================

Materials (4.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,790   Airgas, Inc.                                                                                        83,077
       2,690   Albemarle Corporation                                                                               98,481
       3,500   Arch Coal, Inc.                                                                                    155,190
       3,240   Bowater, Inc.                                                                                      105,268
       3,670   Cabot Corporation                                                                                  112,118
       6,570   Crompton Corporation                                                                                92,308
       2,350   Cytec Industries, Inc.                                                                             108,382
       2,590   Ferro Corporation                                                                                   46,931
       2,200   FMC Corporation(b)                                                                                 107,800
       1,760   Glatfelter Company                                                                                  20,997
       2,940   Longview Fibre Company(c)                                                                           54,331
       3,860   Lubrizol Corporation                                                                               149,652
      10,900   Lyondell Chemical Company                                                                          273,481
       2,800   Martin Marietta Materials, Inc.                                                                    153,972
       1,370   Minerals Technologies, Inc.                                                                         89,488
       3,980   Olin Corporation(c)                                                                                 70,605
       3,600   Packaging Corporation of America                                                                    80,604
       6,000   Peabody Energy Corporation                                                                         262,620
       1,700   Potlatch Corporation                                                                                80,291
       6,790   RPM International, Inc.                                                                            117,128
       1,300   Scotts Company(b)                                                                                   94,120
       2,720   Sensient Technologies Corporation                                                                   54,427
       5,740   Sonoco Products Company                                                                            155,497
       2,300   Steel Dynamics, Inc.(c)                                                                             62,514
       2,960   Valspar Corporation(c)                                                                             122,337
       4,100   Worthington Industries, Inc.                                                                        66,666
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,818,285
=========================================================================================================================

Telecommunications Services (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      14,010   Cincinnati Bell, Inc.(b)                                                                            56,040
       2,910   Telephone and Data Systems, Inc.                                                                   224,623
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  280,663
=========================================================================================================================

Utilities (6.8%)
-------------------------------------------------------------------------------------------------------------------------
       4,460   AGL Resources, Inc.                                                                                154,316
       6,670   Alliant Energy Corporation                                                                         175,688
       5,375   Aqua America, Inc.                                                                                 143,298
      13,790   Aquila, Inc.(b,c)                                                                                   47,438
       1,880   Black Hills Corporation                                                                             64,446
       7,220   DPL, Inc.                                                                                          183,677
       4,470   Duquesne Light Holdings, Inc.(c)                                                                    78,627
       8,450   Energy East Corporation(c)                                                                         219,869
       3,600   Equitable Resources, Inc.                                                                          207,504
       4,330   Great Plains Energy, Inc.(c)                                                                       132,411
       4,640   Hawaiian Electric Industries, Inc.(c)                                                              117,392
       2,520   IDACORP, Inc.(c)                                                                                    67,990
       6,850   MDU Resources Group, Inc.                                                                          185,156
       4,160   National Fuel Gas Company                                                                          113,277
       7,460   Northeast Utilities Service Company                                                                136,593
       3,070   NSTAR                                                                                              166,210
       5,260   OGE Energy Corporation                                                                             145,176
       6,000   ONEOK, Inc.                                                                                        173,160
      10,855   Pepco Holdings, Inc.                                                                               235,228
       3,760   PNM Resources, Inc.(c)                                                                             103,964
       5,820   Puget Energy, Inc.                                                                                 124,781
       4,780   Questar Corporation                                                                                279,152
       6,490   SCANA Corporation                                                                                  252,072
       6,670   Sierra Pacific Resources(b,c)                                                                       72,169
       4,420   Vectren Corporation(c)                                                                             119,384
       5,000   Westar Energy, Inc.                                                                                114,500
       2,890   WGL Holdings, Inc.(c)                                                                               87,596
       6,720   Wisconsin Energy Corporation                                                                       236,947
       2,200   WPS Resources Corporation(c)                                                                       116,006
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  4,254,027
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $47,659,494)                                                           54,628,464
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned
               (10.9%)                                            Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   6,850,863   Thrivent Financial Securities Lending
               Trust                                                      2.900%                 N/A           $6,850,864
         $19   U.S. Treasury Bonds                                       13.250            5/15/2014                   26
         770   U.S. Treasury Bonds                                        9.875           11/15/2015                1,169
          13   U.S. Treasury Bonds                                        9.000           11/15/2018                   20
           8   U.S. Treasury Bonds                                         8.75            8/15/2020                   12
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $6,852,090)                                                                         6,852,091
=========================================================================================================================

      Shares   Short-Term Investments (2.1%)                      Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   1,304,483   Thrivent Money Market Fund(e)                              2.650%                 N/A           $1,304,483
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,304,483
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $55,816,067)                                                           $62,785,038
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At April 29, 2005, $54,000 in cash was pledged as the initial margin deposit for the open financial futures contracts. In addition $1,304,483 of Short-term Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                              Notional
                       Number of     Expiration                               Principal     Unrealized
Type                   Contracts        Date        Position      Value         Amount         Loss
------------------------------------------------------------------------------------------------------
S&P 400 Mini Futures      20         June 2005        Long      $1,268,500    $1,299,100      $30,600

The accompanying notes to the financial statements are an integral part of this schedule.



Mid Cap Index Fund-I
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (89.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (16.0%)
-------------------------------------------------------------------------------------------------------------------------
         766   99 Cents Only Stores(b,c)                                                                           $8,487
       1,475   Abercrombie & Fitch Company                                                                         79,576
       1,100   Advance Auto Parts, Inc.(b)                                                                         58,685
         900   Aeropostale, Inc.(b)                                                                                25,137
       2,014   American Eagle Outfitters, Inc.                                                                     52,807
       1,100   American Greetings Corporation                                                                      24,915
       1,200   AnnTaylor Stores Corporation(b)                                                                     29,388
       1,500   Applebee's International, Inc.                                                                      37,170
       1,186   ArvinMeritor, Inc.                                                                                  14,090
         280   Bandag, Inc.(c)                                                                                     12,163
         995   Barnes & Noble, Inc.(b)                                                                             35,422
       1,715   Belo Corporation                                                                                    40,182
         515   Blyth, Inc.                                                                                         14,116
         520   Bob Evans Farms, Inc.                                                                               10,608
       1,365   Borders Group, Inc.                                                                                 33,019
       1,040   BorgWarner, Inc.                                                                                    47,549
         700   Boyd Gaming Corporation                                                                             36,946
       1,590   Brinker International, Inc.(b)                                                                      53,742
       5,420   Caesars Entertainment, Inc.(b)                                                                     108,129
       1,050   Callaway Golf Company                                                                               11,319
       1,700   CarMax, Inc.(b)                                                                                     46,376
         900   Catalina Marketing Corporation                                                                      20,925
         780   CBRL Group, Inc.                                                                                    30,053
       1,450   Cheesecake Factory, Inc.(b)                                                                         44,500
       3,200   Chico's FAS, Inc.(b)                                                                                82,016
       1,680   Claire's Stores, Inc.                                                                               36,658
       4,766   D.R. Horton, Inc.                                                                                  145,370
       2,002   Dollar Tree Stores, Inc.(b)                                                                         49,029
         700   Emmis Communications Corporation(b)                                                                 10,801
         800   Entercom Communications Corporation(b)                                                              25,784
       2,800   Foot Locker, Inc.                                                                                   74,648
         900   Furniture Brands International, Inc.(c)                                                             17,442
       1,400   Gentex Corporation(c)                                                                               45,444
       2,120   GTECH Holdings Corporation                                                                          51,876
       1,100   Harman International Industries, Inc.                                                               86,438
         935   Harte-Hanks, Inc.                                                                                   26,648
         700   Hovnanian Enterprises, Inc.(b)                                                                      35,539
         655   International Speedway Corporation                                                                  34,846
       1,000   Krispy Kreme Doughnuts, Inc.(b,c)                                                                    5,920
       1,275   Lear Corporation                                                                                    43,210
         860   Lee Enterprises, Inc.                                                                               35,699
       2,400   Lennar Corporation                                                                                 123,528
         335   Media General, Inc.                                                                                 20,529
       2,400   Michaels Stores, Inc.                                                                               79,680
         540   Modine Manufacturing Company                                                                        14,623
         820   Mohawk Industries, Inc.(b)                                                                          63,804
         925   Neiman Marcus Group, Inc.(c)                                                                        90,946
         900   O'Reilly Automotive, Inc.(b)                                                                        46,188
       1,145   Outback Steakhouse, Inc.                                                                            46,258
       1,400   Pacific Sunwear of California, Inc.(b)                                                              31,654
       1,125   Payless ShoeSource, Inc.(b)                                                                         15,368
       2,600   PETsMART, Inc.                                                                                      69,290
       1,500   Pier 1 Imports, Inc.(c)                                                                             21,780
       1,715   Reader's Digest Association, Inc.                                                                   29,155
         800   Regis Corporation                                                                                   28,584
       1,200   Rent-A-Center, Inc.(b)                                                                              28,848
       2,520   Ross Stores, Inc.                                                                                   67,334
       1,100   Ruby Tuesday, Inc.(c)                                                                               24,750
         900   Ryland Group, Inc.                                                                                  55,260
       2,335   Saks, Inc.(b)                                                                                       39,788
         610   Scholastic Corporation(b)                                                                           21,258
         700   Thor Industries, Inc.                                                                               18,865
         500   Timberland Company(b)                                                                               34,525
         900   Toll Brothers, Inc.(b)                                                                              68,220
         900   Tupperware Corporation                                                                              18,990
         900   Urban Outfitters, Inc.(b)                                                                           39,870
         975   Valassis Communications, Inc.(b)                                                                    34,369
          80   Washington Post Company                                                                             69,140
       1,460   Westwood One, Inc.(b)                                                                               26,718
       2,070   Williams-Sonoma, Inc.(b)                                                                            69,324
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     2,981,318
=========================================================================================================================

Consumer Staples (4.1%)
-------------------------------------------------------------------------------------------------------------------------
       1,230   BJ's Wholesale Club, Inc.(b)                                                                        32,780
       1,165   Church & Dwight Company, Inc.                                                                       41,963
       1,700   Constellation Brands, Inc.(b)                                                                       89,607
       2,657   Dean Foods Company(b)                                                                               91,295
       1,300   Energizer Holdings, Inc.(b)                                                                         74,061
       1,225   Hormel Foods Corporation                                                                            38,146
       1,095   J.M. Smucker Company                                                                                54,334
         545   Lancaster Colony Corporation                                                                        22,650
       1,210   PepsiAmericas, Inc.                                                                                 29,875
         680   Ruddick Corporation                                                                                 15,273
       1,600   Smithfield Foods, Inc.(b)                                                                           48,416
         571   Tootsie Roll Industries, Inc.                                                                       17,621
       4,392   Tyson Foods, Inc.                                                                                   74,181
         450   Universal Corporation                                                                               20,542
       1,200   Whole Foods Market, Inc.                                                                           119,664
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                             770,408
=========================================================================================================================

Energy (6.5%)
-------------------------------------------------------------------------------------------------------------------------
       1,000   Cooper Cameron Corporation(b)                                                                       54,940
       2,580   ENSCO International, Inc.                                                                           84,108
       1,200   FMC Technologies, Inc.(b)                                                                           36,396
         900   Forest Oil Corporation(b)                                                                           34,677
       2,130   Grant Prideco, Inc.(b)                                                                              47,243
       1,310   Hanover Compressor Company(b,c)                                                                     13,585
         825   Helmerich & Payne, Inc.                                                                             31,713
       1,470   Murphy Oil Corporation                                                                             130,962
       1,000   Newfield Exploration Company(b)                                                                     71,030
       1,090   Noble Energy, Inc.                                                                                  69,891
         470   Overseas Shipholding Group, Inc.                                                                    26,522
       3,000   Patterson-UTI Energy, Inc.                                                                          71,910
       2,560   Pioneer Natural Resources Company                                                                  104,090
       1,400   Plains Exploration & Production Company(b)                                                          45,052
       1,000   Pogo Producing Company                                                                              45,010
       1,900   Pride International, Inc.(b)                                                                        42,370
       1,750   Smith International, Inc.                                                                          101,815
         980   Tidewater, Inc.                                                                                     33,781
       2,430   Weatherford International, Ltd.(b)                                                                 126,724
       1,000   Western Gas Resources, Inc.                                                                         33,410
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,205,229
=========================================================================================================================

Financials (15.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,275   A.G. Edwards, Inc.                                                                                  50,630
         765   Allmerica Financial Corporation(b)                                                                  25,681
       1,400   AMB Property Corporation                                                                            54,586
         600   American Financial Group, Inc.                                                                      18,654
       2,500   AmeriCredit Corporation(b)                                                                          58,500
         600   AmerUs Group Company(c)                                                                             28,206
       1,700   Arthur J. Gallagher & Company                                                                       47,328
       2,244   Associated Banc-Corp                                                                                69,384
       1,545   Astoria Financial Corporation                                                                       40,958
         885   Bank of Hawaii Corporation                                                                          41,905
       1,000   Brown & Brown, Inc.                                                                                 43,750
         710   City National Corporation                                                                           50,055
       2,500   Colonial BancGroup, Inc.                                                                            55,150
       2,700   Commerce Bancorp, Inc.(c)                                                                           75,573
         700   Cullen/Frost Bankers, Inc.                                                                          30,324
       1,800   Developers Diversified Realty Corporation                                                           76,392
       2,300   Eaton Vance Corporation                                                                             53,889
       1,005   Everest Re Group, Ltd.                                                                              82,611
       3,118   Fidelity National Financial, Inc.                                                                  100,119
       1,300   First American Corporation                                                                          46,540
       1,370   FirstMerit Corporation                                                                              33,606
         800   Greater Bay Bancorp                                                                                 20,128
       1,200   HCC Insurance Holdings, Inc.                                                                        42,684
       2,775   Hibernia Corporation                                                                                86,663
         900   Highwoods Properties, Inc.                                                                          25,317
         730   Horace Mann Educators Corporation                                                                   11,957
       1,000   Hospitality Properties Trust(c)                                                                     41,780
       1,200   Independence Community Bank Corporation                                                             42,816
       1,100   IndyMac Bancorp, Inc.                                                                               42,328
       1,200   Investors Financial Services
               Corporation(c)                                                                                      50,340
         700   Jefferies Group, Inc.                                                                               25,340
         900   LaBranche & Company, Inc.(b,c)                                                                       5,985
       1,942   Legg Mason, Inc.                                                                                   137,610
       1,500   Leucadia National Corporation(c)                                                                    52,170
       1,500   Liberty Property Trust                                                                              59,745
         900   Mack-Cali Realty Corporation                                                                        39,591
       1,390   Mercantile Bankshares Corporation                                                                   70,626
       1,500   MoneyGram International, Inc.                                                                       29,100
       1,700   New Plan Excel Realty Trust, Inc.                                                                   43,877
       3,800   New York Community Bancorp, Inc.(c)                                                                 67,260
       1,015   Ohio Casualty Corporation(b)                                                                        23,802
       3,177   Old Republic International Corporation                                                              74,977
       1,770   PMI Group, Inc.                                                                                     62,233
       1,255   Protective Life Corporation                                                                         47,991
       1,500   Radian Group, Inc.                                                                                  66,645
       1,000   Raymond James Financial, Inc.                                                                       26,970
         922   Rayonier, Inc. REIT                                                                                 46,340
       1,100   Regency Centers Corporation                                                                         57,915
       1,200   SEI Investments Company                                                                             39,372
         700   Silicon Valley Bancshares(b)                                                                        33,180
         500   StanCorp Financial Group, Inc.                                                                      38,260
       2,020   TCF Financial Corporation                                                                           51,086
         700   Texas Regional Bancshares, Inc.                                                                     19,509
       2,300   United Dominion Realty Trust, Inc.                                                                  50,945
         815   Unitrin, Inc.                                                                                       37,082
       1,800   W.R. Berkley Corporation                                                                            58,500
       1,400   Waddell & Reed Financial, Inc.                                                                      24,374
       1,473   Washington Federal, Inc.                                                                            32,833
         970   Webster Financial Corporation                                                                       44,086
       1,400   Weingarten Realty Investors                                                                         50,414
         625   Westamerica Bancorporation                                                                          31,212
       1,170   Wilmington Trust Corporation                                                                        41,360
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 2,938,244
=========================================================================================================================

Health Care (11.2%)
-------------------------------------------------------------------------------------------------------------------------
         845   Apria Healthcare Group, Inc.(b)                                                                     25,434
       1,475   Barr Pharmaceuticals, Inc.(b)                                                                       76,494
       1,010   Beckman Coulter, Inc.                                                                               67,377
       1,100   Cephalon, Inc.(b,c)                                                                                 48,290
       1,200   Charles River Laboratories International,
               Inc.(b)                                                                                             56,844
         900   Community Health Systems, Inc.(b)                                                                   32,805
       1,170   Covance, Inc.(b)                                                                                    53,399
       1,877   Coventry Health Care, Inc.(b)                                                                      128,443
       2,000   Cytyc Corporation(b)                                                                                42,620
       1,332   Dentsply International, Inc.                                                                        72,807
       1,000   Edwards Lifesciences Corporation(b)                                                                 44,040
         900   Gen-Probe, Inc.(b)                                                                                  45,171
       1,950   Health Net, Inc.(b)                                                                                 66,358
       1,600   Henry Schein, Inc.(b)                                                                               60,016
         930   Hillenbrand Industries, Inc.                                                                        51,355
         700   INAMED Corporation(b)                                                                               42,588
         800   Invitrogen Corporation(b)                                                                           58,616
       3,225   IVAX Corporation(b)                                                                                 60,952
         800   LifePoint Hospitals, Inc.(b)                                                                        35,560
       1,630   Lincare Holdings, Inc.(b)                                                                           69,568
         500   Martek Biosciences Corporation(b,c)                                                                 19,135
       5,222   Millennium Pharmaceuticals, Inc.(b)                                                                 45,745
       1,885   Omnicare, Inc.                                                                                      65,353
       1,450   PacifiCare Health Systems, Inc.(b)                                                                  86,652
         500   Par Pharmaceutical Companies, Inc.(b,c)                                                             15,015
       2,300   Patterson Companies, Inc.(b,c)                                                                     116,265
       1,330   Perrigo Company                                                                                     24,366
       1,700   Protein Design Labs, Inc.(b)                                                                        30,396
       1,200   Renal Care Group, Inc.(b)                                                                           45,780
       1,870   Sepracor, Inc.(b)                                                                                  112,050
       1,180   STERIS Corporation(b)                                                                               27,942
         700   Techne Corporation(b)                                                                               29,246
       1,400   Triad Hospitals, Inc.(b)                                                                            71,750
       1,100   Universal Health Services, Inc.                                                                     62,414
       1,570   Valeant Pharmaceuticals International                                                               32,578
       2,400   Varian Medical Systems, Inc.(b)                                                                     80,976
         700   Varian, Inc.(b)                                                                                     23,219
       1,200   VCA Antech, Inc.(b)                                                                                 27,936
       1,300   Vertex Pharmaceuticals, Inc.(b,c)                                                                   12,402
         950   VISX, Inc.(b)                                                                                       22,648
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,090,605
=========================================================================================================================

Industrials (11.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,530   Adesa, Inc.                                                                                         37,011
       1,410   AGCO Corporation(b)                                                                                 24,252
       1,300   AirTran Holdings, Inc.(b,c)                                                                         10,790
         235   Alaska Air Group, Inc.(b,c)                                                                          6,267
         650   Alexander & Baldwin, Inc.                                                                           26,474
         600   Alliant Techsystems, Inc.(b)                                                                        41,508
       1,220   AMETEK, Inc.                                                                                        46,201
         510   Banta Corporation                                                                                   21,236
       1,005   Brink's Company                                                                                     32,421
       1,510   C.H. Robinson Worldwide, Inc.                                                                       77,916
       1,700   Career Education Corporation(b)                                                                     53,448
         565   Carlisle Companies, Inc.                                                                            40,578
       1,600   ChoicePoint, Inc.(b)                                                                                63,152
         915   CNF, Inc.                                                                                           39,116
       1,200   Copart, Inc.(b)                                                                                     26,016
       1,600   Corinthian Colleges, Inc.(b)                                                                        22,736
         900   Crane Company                                                                                       23,040
         900   Deluxe Corporation                                                                                  35,937
         995   DeVry, Inc.(b)                                                                                      22,686
       1,290   Donaldson Company, Inc.                                                                             38,378
       1,300   Dun & Bradstreet Corporation(b)                                                                     81,172
         900   Dycom Industries, Inc.(b)                                                                           20,934
       1,100   Education Management Corporation(b)                                                                 30,800
       1,900   Expeditors International of Washington, Inc.                                                        93,309
         970   Fastenal Company(c)                                                                                 51,953
         795   Federal Signal Corporation(c)                                                                       11,154
       1,000   Flowserve Corporation(b)                                                                            27,760
         825   GATX Corporation                                                                                    26,994
       1,300   Graco, Inc.                                                                                         43,901
         530   Granite Construction, Inc.                                                                          11,967
         730   Harsco Corporation                                                                                  39,164
       1,080   Herman Miller, Inc.                                                                                 30,888
         915   HNI Corporation                                                                                     46,354
       1,155   Hubbell, Inc.                                                                                       50,185
         700   ITT Educational Services, Inc.(b)                                                                   32,186
       1,020   Jacobs Engineering Group, Inc.(b)                                                                   49,684
         880   JB Hunt Transport Services, Inc.                                                                    34,399
       1,700   JetBlue Airways Corporation(b,c)                                                                    34,085
         390   Kelly Services, Inc.                                                                                10,241
         665   Kennametal, Inc.                                                                                    30,124
         500   Korn/Ferry International(b,c)                                                                        7,200
         900   Laureate Education, Inc.(b)                                                                         39,978
       1,650   Manpower, Inc.                                                                                      63,608
         560   Nordson Corporation                                                                                 18,043
       1,830   Pentair, Inc.                                                                                       72,797
       1,200   Precision Castparts Corporation                                                                     88,392
       1,300   Quanta Services, Inc.(b)                                                                            10,374
       2,200   Republic Services, Inc.                                                                             76,120
         540   Rollins, Inc.                                                                                       10,660
         175   Sequa Corporation(b)                                                                                 9,056
         605   Sotheby's Holdings, Inc.(b)                                                                          9,910
       1,340   SPX Corporation                                                                                     51,845
         800   Stericycle, Inc.(b)                                                                                 38,936
         950   Swift Transportation Company, Inc.(b,c)                                                             20,264
         285   Tecumseh Products Company                                                                            9,901
         635   Teleflex, Inc.(c)                                                                                   33,953
       1,000   Thomas & Betts Corporation(b)                                                                       31,120
         720   Trinity Industries, Inc.(c)                                                                         16,812
       1,200   United Rentals, Inc.(b)                                                                             22,068
         675   Werner Enterprises, Inc.                                                                            12,542
         800   Yellow Roadway Corporation(b)                                                                       39,200
         820   York International Corporation                                                                      32,087
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                2,161,283
=========================================================================================================================

Information Technology (12.2%)
-------------------------------------------------------------------------------------------------------------------------
       6,500   3Com Corporation(b)                                                                                 20,475
       3,133   Activision, Inc.(b)                                                                                 45,308
       1,345   Acxiom Corporation                                                                                  25,555
         990   ADTRAN, Inc.                                                                                        20,523
         300   Advent Software, Inc.(b)                                                                             5,352
         800   Alliance Data Systems Corporation(b)                                                                32,320
       1,600   Amphenol Corporation                                                                                63,104
         500   Anteon International Corporation(b)                                                                 20,900
       1,925   Arrow Electronics, Inc.(b)                                                                          46,854
       7,390   Atmel Corporation(b)                                                                                17,071
       2,060   Avnet, Inc.(b)                                                                                      38,913
         900   Avocent Corporation(b)                                                                              22,626
       2,100   BISYS Group, Inc.(b)                                                                                29,652
         517   Cabot Microelectronics Corporation(b,c)                                                             14,884
       4,680   Cadence Design Systems, Inc.(b)                                                                     65,520
       1,150   CDW Corporation                                                                                     62,894
       2,600   Ceridian Corporation(b)                                                                             43,862
       1,000   Certegy, Inc.                                                                                       36,430
       1,470   CheckFree Corporation(b)                                                                            53,920
       2,400   Cognizant Technology Solutions
               Corporation(b)                                                                                     100,824
         800   CommScope, Inc.(b,c)                                                                                11,296
       1,500   Credence Systems Corporation(b,c)                                                                    9,435
       1,400   Cree, Inc.(b,c)                                                                                     33,866
         945   CSG Systems International, Inc.(b)                                                                  16,245
       2,140   Cypress Semiconductor Corporation(b,c)                                                              25,659
       1,290   Diebold, Inc.                                                                                       62,397
       1,290   DST Systems, Inc.(b)                                                                                58,566
         600   F5 Networks, Inc.(b)                                                                                25,686
       1,100   Fair Isaac Corporation                                                                              36,168
       2,000   Fairchild Semiconductor International, Inc.(b)                                                      26,900
       1,000   Gartner Group, Inc.(b,c)                                                                             8,440
       2,190   Harris Corporation                                                                                  61,758
         600   Imation Corporation                                                                                 20,922
       1,200   Integrated Circuit Systems, Inc.(b)                                                                 21,924
       1,805   Integrated Device Technology, Inc.(b)                                                               19,314
       1,200   International Rectifier Corporation(b)                                                              51,048
       2,600   Intersil Corporation                                                                                45,396
       1,200   Jack Henry & Associates, Inc.                                                                       20,628
         815   Keane, Inc.(b)                                                                                       9,698
       1,400   KEMET Corporation(b,c)                                                                               8,750
       2,400   Lam Research Corporation(b)                                                                         61,560
       1,800   Lattice Semiconductor Corporation(b)                                                                 8,208
       1,100   LTX Corporation(b)                                                                                   4,224
       1,200   Macromedia, Inc.(b)                                                                                 47,532
         900   Macrovision Corporation(b)                                                                          18,405
       2,695   McAfee, Inc.(b)                                                                                     56,352
       2,000   McDATA Corporation(b,c)                                                                              6,160
       1,250   Mentor Graphics Corporation(b)                                                                      11,175
       1,100   Micrel, Inc.(b)                                                                                     10,340
       3,660   Microchip Technology, Inc.                                                                         104,237
       1,725   MPS Group, Inc.(b)                                                                                  13,783
         950   National Instruments Corporation                                                                    20,463
         700   Newport Corporation(b)                                                                               9,625
         900   Plantronics, Inc.                                                                                   28,341
         700   Plexus Corporation(b)                                                                                8,477
       1,790   Polycom, Inc.(b)                                                                                    27,315
       1,700   Powerwave Technologies, Inc.(b,c)                                                                   12,274
         855   Reynolds and Reynolds Company                                                                       22,546
       3,300   RF Micro Devices, Inc.(b)                                                                           12,936
       1,200   RSA Security, Inc.(b)                                                                               12,888
       3,100   SanDisk Corporation(b)                                                                              73,470
       1,200   Semtech Corporation(b)                                                                              20,268
         700   Silicon Laboratories, Inc.(b,c)                                                                     17,780
       1,960   Storage Technology Corporation(b)                                                                   54,488
       1,600   Sybase, Inc.(b)                                                                                     30,288
       2,500   Synopsys, Inc.(b)                                                                                   41,100
         945   Tech Data Corporation(b)                                                                            34,521
       1,400   Titan Corporation(b)                                                                                25,130
         585   Transaction Systems Architects, Inc.(b)                                                             12,127
       2,315   TriQuint Semiconductor, Inc.(b,c)                                                                    6,852
       1,700   UTStarcom, Inc.(b,c)                                                                                16,167
       2,895   Vishay Intertechnology, Inc.(b)                                                                     30,948
       1,200   Wind River Systems, Inc.(b)                                                                         15,576
       1,300   Zebra Technologies Corporation(b)                                                                   62,088
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     2,278,727
=========================================================================================================================

Materials (4.5%)
-------------------------------------------------------------------------------------------------------------------------
         995   Airgas, Inc.                                                                                        21,810
         780   Albemarle Corporation                                                                               28,556
       1,100   Arch Coal, Inc.                                                                                     48,774
       1,045   Bowater, Inc.                                                                                       33,952
       1,175   Cabot Corporation                                                                                   35,896
       1,920   Crompton Corporation                                                                                26,976
         765   Cytec Industries, Inc.                                                                              35,282
         690   Ferro Corporation                                                                                   12,503
         600   FMC Corporation(b)                                                                                  29,400
         540   Glatfelter Company                                                                                   6,442
         820   Longview Fibre Company                                                                              15,154
       1,170   Lubrizol Corporation                                                                                45,361
       3,410   Lyondell Chemical Company                                                                           85,557
         905   Martin Marietta Materials, Inc.                                                                     49,766
         370   Minerals Technologies, Inc.                                                                         24,168
       1,285   Olin Corporation                                                                                    22,796
       1,000   Packaging Corporation of America                                                                    22,390
       1,600   Peabody Energy Corporation                                                                          70,032
         600   Potlatch Corporation(c)                                                                             28,338
       2,015   RPM International, Inc.                                                                             34,759
         400   Scotts Company(b)                                                                                   28,960
         810   Sensient Technologies Corporation                                                                   16,208
       1,775   Sonoco Products Company                                                                             48,085
         600   Steel Dynamics, Inc.                                                                                16,308
         800   Valspar Corporation                                                                                 33,064
       1,200   Worthington Industries, Inc.                                                                        19,512
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    840,049
=========================================================================================================================

Telecommunications Services (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       4,260   Cincinnati Bell, Inc.(b)                                                                            17,040
         935   Telephone and Data Systems, Inc.                                                                    72,173
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                   89,213
=========================================================================================================================

Utilities (6.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,185   AGL Resources, Inc.                                                                                 41,001
       1,975   Alliant Energy Corporation                                                                          52,022
       1,625   Aqua America, Inc.                                                                                  43,322
       4,095   Aquila, Inc.(b,c)                                                                                   14,087
         570   Black Hills Corporation                                                                             19,540
       2,145   DPL, Inc.                                                                                           54,569
       1,350   Duquesne Light Holdings, Inc.(c)                                                                    23,746
       2,465   Energy East Corporation                                                                             64,139
       1,100   Equitable Resources, Inc.                                                                           63,404
       1,230   Great Plains Energy, Inc.(c)                                                                        37,613
       1,370   Hawaiian Electric Industries, Inc.(c)                                                               34,661
         725   IDACORP, Inc.(c)                                                                                    19,560
       2,000   MDU Resources Group, Inc.                                                                           54,060
       1,170   National Fuel Gas Company                                                                           31,859
       2,125   Northeast Utilities Service Company                                                                 38,909
         915   NSTAR                                                                                               49,538
       1,565   OGE Energy Corporation                                                                              43,194
       1,800   ONEOK, Inc.                                                                                         51,948
       3,332   Pepco Holdings, Inc.                                                                                72,204
       1,095   PNM Resources, Inc.                                                                                 30,277
       1,725   Puget Energy, Inc.                                                                                  36,984
       1,505   Questar Corporation                                                                                 87,892
       1,990   SCANA Corporation                                                                                   77,292
       1,970   Sierra Pacific Resources(b,c)                                                                       21,315
       1,240   Vectren Corporation(c)                                                                              33,492
       1,400   Westar Energy, Inc.                                                                                 32,060
         780   WGL Holdings, Inc.                                                                                  23,642
       2,010   Wisconsin Energy Corporation                                                                        70,873
         700   WPS Resources Corporation(c)                                                                        36,911
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,260,114
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $12,402,553)                                                           16,615,190
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned
               (7.4%)                                             Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   1,370,540   Thrivent Financial Securities Lending
               Trust                                                      2.900%                 N/A           $1,370,540
          $1   U.S. Treasury Bonds                                       13.875            5/15/2011                    1
          10   U.S. Treasury Bonds                                       11.250            2/15/2015                   17
         888   U.S. Treasury Bonds                                        9.875           11/15/2015                1,348
          21   U.S. Treasury Bonds                                        9.250            2/15/2016                   30
          38   U.S. Treasury Bonds                                        7.250            5/15/2016                   49
          13   U.S. Treasury Bonds                                        7.500           11/15/2016                   17
         698   U.S. Treasury Bonds                                        8.750            5/15/2017                1,010
           2   U.S. Treasury Bonds                                        8.125            8/15/2019                    2
         234   U.S. Treasury Bonds                                        8.750            8/15/2020                  347
          24   U.S. Treasury Bonds                                        7.875            2/15/2021                   33
          52   U.S. Treasury Bonds                                        8.125            5/15/2021                   76
         307   U.S. Treasury Bonds                                        8.000           11/15/2021                  441
         290   U.S. Treasury Bonds                                        7.625           11/15/2022                  407
         324   U.S. Treasury Bonds                                        6.000            2/15/2026                  387
          37   U.S. Treasury Bonds                                        6.625            2/15/2027                   48
         165   U.S. Treasury Bonds                                        6.125           11/15/2027                  204
           1   U.S. Treasury Bonds                                        5.250            2/15/2029                    1
          35   U.S. Treasury Bonds                                        6.250            5/15/2030                   45
          52   U.S. Treasury Notes                                        2.000            5/15/2006                   52
         145   U.S. Treasury Principal Strips                       Zero Coupon           11/15/2015                   92
         571   U.S. Treasury Principal Strips                       Zero Coupon            5/15/2017                  334
         498   U.S. Treasury Principal Strips                       Zero Coupon           11/15/2018                  270
         300   U.S. Treasury Principal Strips                       Zero Coupon            5/15/2021                  142
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $1,375,893)                                                                         1,375,893
=========================================================================================================================

      Shares   Short-Term Investments (3.6%)                      Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
     669,235   Thrivent Money Market Fund(e)                              2.650%                 N/A             $669,235
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   669,235
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $14,447,681)                                                           $18,660,318
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(e) At April 29, 2005, $24,300 in cash was pledged as the initial margin deposit for open financial contracts. In addition, $669,235 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contracts as follows:

                                                                              Notional
                       Number of     Expiration                               Principal     Unrealized
Type                   Contracts        Date        Position      Value         Amount         Loss
------------------------------------------------------------------------------------------------------
S&P 400 Mini Futures      10         June 2005        Long       $634,250      $652,603       $18,353

The accompanying notes to the financial statements are an integral part of this schedule.



Partner International Stock Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (76.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Australia (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      79,213   BHP Billiton, Ltd.(b)                                                                           $1,002,047
      73,700   Brambles Industries, Ltd.(b,c)                                                                     452,737
     334,500   Lend Lease Corporation, Ltd.(b)                                                                  3,125,839
      58,295   News Corporation, Inc.(b,c)                                                                        893,706
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                  5,474,329
=========================================================================================================================

Belgium (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      56,400   Fortis(b,c)                                                                                      1,569,006
       8,775   UCB SA(b,c)                                                                                        427,863
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                    1,996,869
=========================================================================================================================

Bermuda (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      84,500   Esprit Holdings, Ltd.(b)                                                                           629,456
-------------------------------------------------------------------------------------------------------------------------
               Total Bermuda                                                                                      629,456
=========================================================================================================================

Brazil (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     126,890   Petroleo Brasileiro SA ADR(d,e)                                                                  5,125,264
      57,400   Tele Norte Leste Participacoes SA(c,e)                                                             849,520
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                     5,974,784
=========================================================================================================================

Canada (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       7,000   Research in Motion, Ltd.(e)                                                                        450,870
      21,100   Telus Corporation                                                                                  629,413
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                     1,080,283
=========================================================================================================================

Denmark (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      18,522   Novo Nordisk A/S(b)                                                                                939,413
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                      939,413
=========================================================================================================================

Finland (1.2%)
-------------------------------------------------------------------------------------------------------------------------
      98,562   Nokia Oyj(b,c)                                                                                   1,576,534
     238,000   Stora Enso Oyj(b)                                                                                3,164,822
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                    4,741,356
=========================================================================================================================

France (7.4%)
-------------------------------------------------------------------------------------------------------------------------
     197,656   Axa SA(b,c)                                                                                      4,952,806
      24,139   BNP Paribas SA(b,c)                                                                              1,598,101
      69,000   Carrefour SA(b,c)                                                                                3,362,026
      17,344   Compagnie de Saint-Gobain(b,c)                                                                     983,326
      53,824   France Telecom SA(b,c,e)                                                                         1,587,502
       8,400   Groupe Danone(b,c)                                                                                 789,127
       5,230   Hermes International(b,c)                                                                        1,000,510
       4,844   L'Oreal SA(b,c)                                                                                    349,168
      13,900   LVMH Moet Hennessy Louis Vuitton SA(b,c)                                                           985,676
      38,144   Sanofi-Aventis(b,c)                                                                              3,388,749
      51,687   Schneider Electric SA(b,c)                                                                       3,737,472
       8,169   Societe Generale(b,c)                                                                              817,028
      12,447   Societe Television Francaise 1(b,c)                                                                354,193
      22,978   Sodexho Alliance SA(b,c)                                                                           770,706
      19,300   Thomson(b,c)                                                                                       478,015
      17,767   Total SA(b,c)                                                                                    3,963,702
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    29,118,107
=========================================================================================================================

Germany (3.8%)
-------------------------------------------------------------------------------------------------------------------------
      23,300   Adidas-Salomon AG(b,c)                                                                           3,631,233
       3,814   Allianz AG(b)                                                                                      461,277
      35,700   Commerzbank AG(b,e)                                                                                785,441
       8,407   E.ON AG(b,c)                                                                                       714,851
      32,489   Hypo Real Estate Holding AG(b,e)                                                                 1,354,937
      71,800   Metro AG(b,c)                                                                                    3,801,442
       4,060   SAP AG(b,c)                                                                                        644,309
      50,475   Siemens AG(b)                                                                                    3,721,785
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                   15,115,275
=========================================================================================================================

Greece (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      44,950   National Bank of Greece SA(b,f)                                                                  1,515,858
-------------------------------------------------------------------------------------------------------------------------
               Total Greece                                                                                     1,515,858
=========================================================================================================================

Hong Kong (1.6%)
-------------------------------------------------------------------------------------------------------------------------
      87,000   Cheung Kong Holdings, Ltd.(b)                                                                      822,352
   1,066,000   China Telecom Corporation, Ltd.(b)                                                                 362,840
     474,000   China Unicom, Ltd.(b,c)                                                                            384,335
     276,000   Li & Fung, Ltd.(b)                                                                                 529,363
      74,000   Sun Hung Kai Properties, Ltd.(b)                                                                   708,621
     422,000   Swire Pacific, Ltd.(b)                                                                           3,517,105
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  6,324,616
=========================================================================================================================

Indonesia (0.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,073,000   PT Telekomunikasi Indonesia(b)                                                                     482,462
-------------------------------------------------------------------------------------------------------------------------
               Total Indonesia                                                                                    482,462
=========================================================================================================================

Ireland (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     102,800   Anglo Irish Bank Corporation plc(b)                                                              1,220,143
      18,000   CRH plc(b)                                                                                         449,784
-------------------------------------------------------------------------------------------------------------------------
               Total Ireland                                                                                    1,669,927
=========================================================================================================================

Italy (3.9%)
-------------------------------------------------------------------------------------------------------------------------
      70,350   Alleanza Assicurazioni SPA(b,c)                                                                    838,560
      37,593   Assicurazioni Generali SPA(b)                                                                    1,159,384
     185,700   Banca Intesa SPA(b)                                                                                805,659
      20,000   Banco Popolare di Verona e Novara
               Scrl(b,c,e)                                                                                        369,486
      85,262   Eni SPA(b,c)                                                                                     2,150,923
      29,419   Mediaset SPA(b,c)                                                                                  383,275
      63,800   Mediobanca SPA(b,e)                                                                              1,052,313
     145,400   Riunione Adriatica di Sicurta SPA(b,c)                                                           3,174,980
     264,100   Saipem SPA(b,c,e)                                                                                3,319,150
     240,005   Telecom Italia SPA(b,c)                                                                            679,147
     268,443   UniCredito Italiano SPA(b,c)                                                                     1,507,731
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                     15,440,608
=========================================================================================================================

Japan (13.7%)
-------------------------------------------------------------------------------------------------------------------------
      10,275   Aiful Corporation(b)                                                                               764,028
      40,400   Astellas Pharmaceutical, Inc.(b)                                                                 1,461,949
      12,700   Benesse Corporation(b,c)                                                                           411,378
     177,000   Bridgestone Corporation(b)                                                                       3,392,407
      14,200   Canon, Inc.(b)                                                                                     738,133
      11,600   Credit Saison Company, Ltd.(b,c)                                                                   395,151
      60,000   Dai Nippon Printing Company, Ltd.(b)                                                               961,098
      19,000   Daikin Industries, Ltd.(b)                                                                         474,130
       6,900   Daito Trust Construction Company, Ltd.(b)                                                          275,386
      98,000   Daiwa Securities Group, Inc.(b,c)                                                                  620,001
      14,500   Fanuc, Ltd.(b)                                                                                     852,810
      71,100   Fuji Photo Film Company, Ltd.(b)                                                                 2,343,980
       4,900   Funai Electric Company, Ltd.(b,c)                                                                  555,078
     100,000   Hitachi, Ltd.(b)                                                                                   586,448
       6,000   Hoya Corporation(b)                                                                                626,058
          94   INPEX Corporation(b)                                                                               517,203
      17,700   JFE Holdings, Inc.(b,c)                                                                            490,823
      29,700   JSR Corporation(b)                                                                                 599,713
         282   KDDI Corporation(b)                                                                              1,298,486
       2,300   Keyence Corporation(b)                                                                             507,120
      53,800   Kyocera Corporation(b)                                                                           3,919,837
      34,600   Leopalace21 Corporation(b)                                                                         527,902
      47,600   MARUI Company, Ltd.(b,c)                                                                           608,446
     128,000   Mitsubishi Corporation(b,c)                                                                      1,752,820
      42,000   Mitsubishi Estate Company, Ltd.(b)                                                                 451,429
         168   Mitsubishi Tokyo Financial Group,
               Inc.(b,c)                                                                                        1,451,151
     118,000   Mitsui Fudosan Company, Ltd.(b,c)                                                                1,316,043
      63,000   Mitsui Trust Holdings, Inc.(b,c)                                                                   624,529
     110,000   NEC Corporation(b,c)                                                                               604,314
       4,700   Nidec Corporation(b)                                                                               551,431
      80,900   Nissan Motor Company, Ltd.(b)                                                                      795,628
     107,000   Nomura Holdings, Inc.(b)                                                                         1,360,421
         170   NTT DoCoMo, Inc.(b)                                                                                263,074
      63,000   Oji Paper Company, Ltd.(b,c)                                                                       335,998
       5,700   ORIX Corporation(b)                                                                                773,322
     463,000   Resona Holdings, Inc.(b,e)                                                                         873,105
       5,900   Rohm Company, Ltd.(b)                                                                              554,506
      32,500   Secom Company, Ltd.(b)                                                                           1,294,327
       6,000   Sega Sammy Holdings, Inc.(b)                                                                       351,346
      32,100   Seven-Eleven Japan Company, Ltd.(b)                                                                903,939
      23,050   Shin-Etsu Chemical Company, Ltd.(b)                                                                849,267
       3,500   SMC Corporation(b)                                                                                 367,433
     198,000   Sompo Japan Insurance, Inc.(b)                                                                   1,918,216
         214   Sumitomo Mitsui Financial Group, Inc.(b,c)                                                       1,380,421
     714,000   Sumitomo Trust and Banking Company,
               Ltd.(b)                                                                                          4,450,265
      34,600   Suzuki Motor Corporation(b)                                                                        588,934
      10,050   T&D Holdings, Incorporated(b)                                                                      495,743
      95,000   Takeda Pharmaceutical Company, Ltd.(b)                                                           4,620,307
      84,000   Toray Industries, Inc.(b)                                                                          374,167
      41,100   Toyota Motor Corporation(b,e)                                                                    1,490,410
       5,040   USS Company, Ltd.(b)                                                                               399,921
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     54,120,032
=========================================================================================================================

Malaysia (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     365,400   Astro All Asia Networks plc(b,e)                                                                   500,781
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                     500,781
=========================================================================================================================

Mexico (1.8%)
-------------------------------------------------------------------------------------------------------------------------
      22,500   America Movil SA de CV ADR                                                                       1,117,125
      57,300   Grupo Financiero Banorte SA De CV                                                                  368,944
     150,000   Grupo Modelo SA                                                                                    426,098
      10,500   Grupo Televisia SA ADR                                                                             589,890
     103,000   Telefonos de Mexico SA de CV ADR                                                                 3,491,700
     295,611   Wal-Mart de Mexico SA de CV                                                                      1,092,980
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     7,086,737
=========================================================================================================================

Netherlands (3.3%)
-------------------------------------------------------------------------------------------------------------------------
     152,800   ABN AMRO Holding NV(b,c)                                                                         3,717,068
     153,300   ING Groep NV(b,c)                                                                                4,237,738
      28,916   Koninklijke (Royal) Philips Electronics
               NV(b)                                                                                              719,622
      20,634   Royal Numico NV(b,e)                                                                               856,442
     123,400   VNU NV(b,c)                                                                                      3,489,419
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                               13,020,289
=========================================================================================================================

Norway (0.4%)
-------------------------------------------------------------------------------------------------------------------------
       7,621   Norsk Hydro ASA(b,c)                                                                               608,662
      13,200   Orkla ASA(b,c)                                                                                     443,433
      35,800   Statoil ASA(b,c)                                                                                   630,254
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                     1,682,349
=========================================================================================================================

Panama (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      19,100   Carnival Corporation                                                                               933,608
-------------------------------------------------------------------------------------------------------------------------
               Total Panama                                                                                       933,608
=========================================================================================================================

Portugal (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     349,000   Portugal Telecom SGPS SA(b,e)                                                                    3,854,860
-------------------------------------------------------------------------------------------------------------------------
               Total Portugal                                                                                   3,854,860
=========================================================================================================================

Russia (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      13,800   AO VimpelCom(e)                                                                                    451,536
       2,680   LUKOIL ADR                                                                                         365,016
-------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                       816,552
=========================================================================================================================

Singapore (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     248,100   Keppel Corporation, Ltd.(b,c)                                                                    1,629,187
     511,972   United Overseas Bank, Ltd.(b)                                                                    4,480,201
      37,000   Venture Corporation, Ltd.(b)                                                                       315,321
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                  6,424,709
=========================================================================================================================

South Africa (0.2%)
-------------------------------------------------------------------------------------------------------------------------
      25,200   Naspers, Ltd.(b)                                                                                   305,019
      33,800   Standard Bank Group, Ltd.(b)                                                                       339,155
-------------------------------------------------------------------------------------------------------------------------
               Total South Africa                                                                                 644,174
=========================================================================================================================

South Korea (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      14,600   Hyundai Motor Company GDR                                                                          394,615
      69,000   Kookmin Bank ADR(c)                                                                              2,949,750
       2,370   Samsung Electronics Company, Ltd.(b)                                                             1,083,941
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                4,428,306
=========================================================================================================================

Spain (5.0%)
-------------------------------------------------------------------------------------------------------------------------
     418,107   Banco Bilbao Vizcaya Argentaria SA(b,c)                                                          6,496,528
      27,273   Endesa SA(b,c)                                                                                     597,858
      23,950   Gas Natural SDG SA(b,c)                                                                            684,439
     171,900   Iberdrola SA(b,c)                                                                                4,492,946
      42,300   Industria de Diseno Textil SA
               (Inditex)(b,c)                                                                                   1,259,312
     172,000   Repsol YPF SA(b,c)                                                                               4,375,941
      66,867   Telefonica SA(b,c)                                                                               1,140,330
       9,150   Telefonica SA ADR(c)                                                                               466,650
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                     19,514,004
=========================================================================================================================

Sweden (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      81,500   Atlas Copco AB(b,c)                                                                              3,714,104
     114,689   Securitas AB(b,c)                                                                                1,846,706
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     5,560,810
=========================================================================================================================

Switzerland (6.7%)
-------------------------------------------------------------------------------------------------------------------------
      29,194   Adecco SA(b,c)                                                                                   1,417,661
      24,800   Compagnie Financiere Richemont AG(b)                                                               743,708
      47,220   Credit Suisse Group(b,c,e)                                                                       1,995,008
       6,250   Givaudan SA(b,c,e)                                                                               3,952,690
      69,000   Holcim, Ltd.(b,c)                                                                                4,207,284
      24,266   Nestle SA(b,c)                                                                                   6,411,255
       7,700   Roche Holding AG(b)                                                                                935,314
      28,500   Swatch Group AG(b,c)                                                                             3,676,608
      37,966   UBS AG(b,c)                                                                                      3,047,979
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                               26,387,507
=========================================================================================================================

Taiwan (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     553,000   E. Sun Financial Holdings Company, Ltd.(b)                                                         453,210
      34,200   Far EasTone Telecommunications Company,
               Ltd.                                                                                               628,312
     390,507   Taiwan Semiconductor Manufacturing
               Company, Ltd.(b)                                                                                   649,387
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                     1,730,909
=========================================================================================================================

Thailand (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     161,900   Bangkok Bank Public Company, Ltd.(b)                                                               406,694
     302,800   Kasikornbank Public Company, Ltd.(b)                                                               411,044
   1,600,100   True Corporation Public Company, Ltd.(b,e)                                                         285,057
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                   1,102,795
=========================================================================================================================

Turkey (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     112,200   Turkiye Garanti Bankasi AS(b,e)                                                                    401,407
     120,100   Turkiye Is Bankasi (Isbank)(b)                                                                     611,104
-------------------------------------------------------------------------------------------------------------------------
               Total Turkey                                                                                     1,012,511
=========================================================================================================================

United Kingdom (15.3%)
-------------------------------------------------------------------------------------------------------------------------
      37,513   AstraZeneca plc(b)                                                                               1,643,128
     185,595   British Sky Broadcasting Group plc(b)                                                            1,928,224
      36,483   Cadbury Schweppes plc(b)                                                                           367,338
     133,100   Capita Group plc(b)                                                                                961,314
      12,976   Carnival plc(b)                                                                                    668,767
     113,850   Centricia plc(b)                                                                                   484,906
     120,250   Compass Group plc(b)                                                                               539,242
      81,950   Electrocomponents plc(b)                                                                           361,294
      30,500   EMAP plc(b)                                                                                        465,137
     393,527   GlaxoSmithKline plc(b)                                                                           9,952,420
     599,700   Group 4 Securicor plc(b,e)                                                                       1,511,620
      86,200   Hanson plc(b)                                                                                      797,202
     363,703   Hays plc(b)                                                                                        910,022
      30,627   HSBC Holdings plc(b)                                                                               490,307
     923,491   Kingfisher plc(b)                                                                                4,363,477
     402,700   Lloyds TSB Group plc(b)                                                                          3,463,635
     554,900   Marks and Spencer Group plc(b)                                                                   3,581,945
     297,000   Pearson plc(b)                                                                                   3,617,546
     182,660   Reed Elsevier plc(b,f)                                                                           1,792,308
      35,498   Rio Tinto plc(b)                                                                                 1,073,448
     207,085   Royal Bank of Scotland Group plc(b)                                                              6,259,971
     304,167   Shell Transport & Trading Company plc(b)                                                         2,735,644
      15,800   Standard Chartered plc(b)                                                                          285,296
     180,280   Tesco plc(b)                                                                                     1,065,807
     102,187   Unilever plc(b)                                                                                    973,236
      55,288   United Busines Media plc                                                                           522,681
   3,049,348   Vodafone Group plc(b)                                                                            7,980,370
     128,600   WPP Group plc(b)                                                                                 1,399,643
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            60,195,928
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $274,963,829)                                                         299,520,204
=========================================================================================================================

   Shares or
   Principal
      Amount   Collateral Held for Securities Loaned (20.4%)      Interest Rate(g)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  80,222,710   Thrivent Financial Securities Lending Trust                2.900%                 N/A          $80,222,710
      $4,300   U.S. Treasury Bonds                                        7.500           11/15/2016                5,672
       1,587   U.S. Treasury Bonds                                        8.875            8/15/2017                2,291
       6,682   U.S. Treasury Bonds                                        5.375            2/15/2031                7,623
         662   U.S. Treasury Notes                                        2.500            5/30/2006                  662
     183,912   U.S. Treasury Notes                                        2.875           11/30/2006              184,220
       1,588   U.S. Treasury Notes                                        3.000            2/15/2008                1,568
       1,164   U.S. Treasury Notes                                        3.500            1/15/2011                1,458
     132,311   U.S. Treasury Notes                                        1.875            7/15/2013              143,274
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $80,569,478)                                                                       80,569,478
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (3.6%)                      Interest Rate(g)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  $8,305,000   New Center Asset Trust                                     2.950%            5/2/2005           $8,303,639
   5,896,219   Thrivent Money Market Fund                                 2.650                  N/A            5,896,219
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                14,199,858
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $369,733,165)                                                         $394,289,540
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) Security is fair valued as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(e) Non-income producing security.

(f) Denotes investments purchased on a when-issued basis.

(g) The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

(h) Miscellaneous footnotes:

    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

    GDR -- Global Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing depository bank from more than one country.

The accompanying notes to the financial statements are an integral part of this schedule.


Large Cap Growth Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (94.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (15.0%)
-------------------------------------------------------------------------------------------------------------------------
       7,200   Advance Auto Parts, Inc.(b)                                                                       $384,120
      13,050   Bed Bath & Beyond, Inc.(b)                                                                         485,590
      11,875   Best Buy Company, Inc.                                                                             597,788
       3,500   Boyd Gaming Corporation                                                                            184,730
       3,400   Brunswick Corporation                                                                              142,800
      21,000   Carnival Corporation                                                                             1,026,480
       7,800   Cheesecake Factory, Inc.(b)                                                                        239,382
      18,600   Coach, Inc.(b)                                                                                     498,480
      21,735   Comcast Corporation(b)                                                                             689,652
      45,800   eBay, Inc.(b)                                                                                    1,453,234
      11,150   Gap, Inc.                                                                                          238,052
       5,950   Gravity Company, Ltd. ADR(b,c)                                                                      53,193
       5,250   Harley-Davidson, Inc.                                                                              246,855
       4,700   Harrah's Entertainment, Inc.(c)                                                                    308,414
      15,050   Hilton Hotels Corporation                                                                          328,542
      25,270   Home Depot, Inc.                                                                                   893,800
      11,600   IAC/InterActiveCorp(b,c)                                                                           252,184
       5,450   International Game Technology                                                                      146,550
       6,450   J.C. Penney Company, Inc. (Holding
               Company)                                                                                           305,794
       3,900   KB Home                                                                                            222,300
      14,800   Kohl's Corporation(b)                                                                              704,480
       3,800   Lennar Corporation                                                                                 195,586
      20,350   Liberty Media Corporation(b)                                                                       204,314
      23,150   Lowe's Companies, Inc.                                                                           1,206,346
       3,400   Marriott International, Inc.                                                                       213,350
       6,550   McGraw-Hill Companies, Inc.                                                                        570,374
      22,600   News Corporation ADR(c)                                                                            359,792
       6,450   NIKE, Inc.                                                                                         495,424
       4,350   Omnicom Group, Inc.                                                                                360,615
       2,950   Outback Steakhouse, Inc.                                                                           119,180
       3,400   Pulte Homes, Inc.                                                                                  242,930
      13,650   Ross Stores, Inc.                                                                                  364,728
       1,522   Sears Holdings Corporation(b,c)                                                                    205,827
      30,275   Staples, Inc.                                                                                      577,344
      15,700   Starbucks Corporation(b)                                                                           777,464
      12,600   Starwood Hotels & Resorts Worldwide, Inc.                                                          684,684
       3,750   Station Casinos, Inc.                                                                              241,988
      29,550   Target Corporation                                                                               1,371,120
      55,890   Time Warner, Inc.(b)                                                                               939,511
      13,750   Univision Communications, Inc.(b)                                                                  361,488
      15,383   Viacom, Inc.                                                                                       532,559
      26,350   Walt Disney Company                                                                                695,640
      15,650   XM Satellite Radio Holdings, Inc.(b,c)                                                             434,131
       6,350   Yum! Brands, Inc.                                                                                  298,196
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    20,855,011
=========================================================================================================================

Consumer Staples (8.1%)
-------------------------------------------------------------------------------------------------------------------------
       8,050   Altria Group, Inc.                                                                                 523,170
      11,850   Avon Products, Inc.                                                                                474,948
      14,100   Coca-Cola Company                                                                                  612,504
       9,100   Colgate-Palmolive Company                                                                          453,089
       2,150   Constellation Brands, Inc.(b)                                                                      113,326
      14,600   CVS Corporation                                                                                    753,068
      21,840   Gillette Company                                                                                 1,127,818
      32,200   PepsiCo, Inc.                                                                                    1,791,608
      36,600   Procter & Gamble Company                                                                         1,981,890
      16,950   SYSCO Corporation                                                                                  586,470
      31,700   Wal-Mart Stores, Inc.                                                                            1,494,338
      17,740   Walgreen Company                                                                                   763,884
       8,650   William Wrigley Jr. Company                                                                        597,974
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          11,274,087
=========================================================================================================================

Energy (4.5%)
-------------------------------------------------------------------------------------------------------------------------
       6,538   Apache Corporation                                                                                 368,024
      10,150   Baker Hughes, Inc.                                                                                 447,818
       4,850   BP plc                                                                                             295,365
       3,900   Burlington Resources, Inc.                                                                         189,579
       6,300   Chesapeake Energy Corporation                                                                      121,212
       7,700   EOG Resources, Inc.                                                                                366,135
       6,420   Exxon Mobil Corporation                                                                            366,133
      12,450   Halliburton Company                                                                                517,796
       5,500   Nabors Industries, Ltd.(b)                                                                         296,285
       6,300   National Oilwell Varco, Inc.(b)                                                                    250,362
       4,500   Noble Corporation                                                                                  229,050
       6,400   Petroleo Brasileiro SA ADR(b,c)                                                                    268,352
      14,930   Schlumberger, Ltd.                                                                               1,021,361
       6,355   Smith International, Inc.                                                                          369,734
       8,900   Transocean, Inc.(b)                                                                                412,693
       1,650   Valero Energy Corporation                                                                          113,074
      10,350   Veritas DGC, Inc.(b,c)                                                                             264,960
      12,850   XTO Energy, Inc.                                                                                   387,684
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,285,617
=========================================================================================================================

Financials (9.9%)
-------------------------------------------------------------------------------------------------------------------------
          50   A.G. Edwards, Inc.(c)                                                                                1,986
      18,750   American Express Company                                                                           988,125
      22,850   American International Group, Inc.                                                               1,161,922
      21,600   Ameritrade Holding Corporation(b)                                                                  226,368
       3,500   Aspen Insurance Holdings, Ltd.(c)                                                                   95,550
       5,050   Capital One Financial Corporation                                                                  357,994
      21,550   Charles Schwab Corporation                                                                         223,042
       1,750   Chicago Mercantile Exchange(d)                                                                     342,160
      36,596   Citigroup, Inc.                                                                                  1,718,548
      17,900   Countrywide Financial Corporation                                                                  647,801
       5,750   Federal Home Loan Mortgage Corporation                                                             353,740
       4,800   Franklin Resources, Inc.                                                                           329,664
       6,000   Golden West Financial Corporation                                                                  373,980
      14,250   Goldman Sachs Group, Inc.                                                                        1,521,758
       6,000   Investors Financial Services
               Corporation(c)                                                                                     251,700
       3,750   J.P. Morgan Chase & Company                                                                        133,088
       3,150   Legg Mason, Inc.                                                                                   223,209
       5,280   Lehman Brothers Holdings, Inc.                                                                     484,282
      16,300   MBNA Corporation                                                                                   321,925
      11,900   Merrill Lynch & Company, Inc.                                                                      641,767
       1,800   Moody's Corporation                                                                                147,852
       6,000   Morgan Stanley and Company                                                                         315,720
       7,550   Prudential Financial, Inc.                                                                         431,482
      19,400   SLM Corporation                                                                                    924,216
      11,350   State Street Corporation                                                                           524,710
       9,850   Wachovia Corporation                                                                               504,123
       8,400   Wells Fargo & Company                                                                              503,496
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                13,750,208
=========================================================================================================================

Health Care (20.7%)
-------------------------------------------------------------------------------------------------------------------------
      20,060   Abbott Laboratories                                                                                986,150
       9,600   Aetna, Inc.                                                                                        704,352
       8,100   Alcon, Inc.(b)                                                                                     785,700
      33,350   Amgen, Inc.(b)                                                                                   1,941,304
       2,700   Bausch & Lomb, Inc.                                                                                202,500
       5,500   Biogen Idec, Inc.(b)                                                                               199,320
       4,400   Biomet, Inc.                                                                                       170,236
       9,400   Boston Scientific Corporation(b)                                                                   278,052
       4,500   C.R. Bard, Inc.                                                                                    320,265
      22,429   Caremark Rx, Inc.(b)                                                                               898,281
       3,750   Celgene Corporation(b,c)                                                                           142,162
       2,000   Community Health Systems, Inc.(b)                                                                   72,900
      10,200   Eli Lilly and Company                                                                              596,394
       2,050   Express Scripts, Inc.(b)                                                                           183,762
       8,150   Fisher Scientific International, Inc.(b)                                                           483,947
      31,850   Genentech, Inc.(b)                                                                               2,259,439
      10,700   Genzyme Corporation(b)                                                                             627,127
      31,750   Gilead Sciences, Inc.(b)                                                                         1,177,925
       7,650   IVAX Corporation(b)                                                                                144,585
      50,508   Johnson & Johnson                                                                                3,466,364
      37,180   Medtronic, Inc.                                                                                  1,959,386
       5,250   Novartis AG ADR                                                                                    255,832
      73,355   Pfizer, Inc.                                                                                     1,993,055
       2,800   Quest Diagnostics, Inc.                                                                            296,240
       3,000   Sanofi-Aventis ADR(c)                                                                              133,110
      12,100   Schering-Plough Corporation                                                                        252,527
       5,200   Sepracor, Inc.(b,c)                                                                                311,584
      19,750   St. Jude Medical, Inc.(b)                                                                          770,842
       4,000   Stryker Corporation                                                                                194,200
      27,400   Teva Pharmaceutical Industries, Ltd.                                                               855,976
      30,850   UnitedHealth Group, Inc.                                                                         2,915,634
       6,800   Varian Medical Systems, Inc.(b)                                                                    229,432
       9,000   Watson Pharmaceuticals, Inc.(b)                                                                    270,000
       7,750   WellPoint, Inc.(b)                                                                                 990,062
      15,510   Wyeth                                                                                              697,019
      12,800   Zimmer Holdings, Inc.(b)                                                                         1,042,176
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               28,807,840
=========================================================================================================================

Industrials (9.0%)
-------------------------------------------------------------------------------------------------------------------------
       8,150   3M Company                                                                                         623,230
      33,650   AMR Corporation(b,c)                                                                               352,316
       3,900   Apollo Group, Inc.(b)                                                                              281,268
       7,300   Boeing Company                                                                                     434,496
       8,200   Burlington Northern Santa Fe Corporation                                                           395,650
       8,750   Caterpillar, Inc.                                                                                  770,438
      11,050   Danaher Corporation                                                                                559,462
       9,500   FedEx Corporation                                                                                  807,025
       3,000   General Dynamics Corporation                                                                       315,150
      88,520   General Electric Company                                                                         3,204,424
      11,700   Honeywell International, Inc.                                                                      418,392
       5,250   Illinois Tool Works, Inc.                                                                          440,055
       4,050   Ingersoll-Rand Company                                                                             311,324
       7,850   L-3 Communications Holdings, Inc.                                                                  557,114
      14,650   Northwest Airlines Corporation(b,c)                                                                 75,887
       6,250   Robert Half International, Inc.                                                                    155,125
       4,150   Textron, Inc.                                                                                      312,702
      32,050   Tyco International, Ltd.                                                                         1,003,486
       9,900   United Parcel Service, Inc.                                                                        705,969
       8,590   United Technologies Corporation                                                                    873,775
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               12,597,288
=========================================================================================================================

Information Technology (24.6%)
-------------------------------------------------------------------------------------------------------------------------
      17,100   Accenture, Ltd.(b)                                                                                 371,070
      10,000   Adobe Systems, Inc.                                                                                594,700
      16,400   Altera Corporation(b)                                                                              339,972
       9,910   Analog Devices, Inc.                                                                               338,030
      21,650   Apple Computer, Inc.(b)                                                                            780,699
      41,300   Applied Materials, Inc.(b)                                                                         614,131
       7,950   ATI Technologies, Inc.(b)                                                                          117,660
       6,250   Automatic Data Processing, Inc.                                                                    271,500
       4,850   Business Objects SA ADR(b,c)                                                                       125,178
     154,450   Cisco Systems, Inc.(b)                                                                           2,668,896
       3,650   Cognizant Technology Solutions
               Corporation(b)                                                                                     153,336
      15,650   Compuware Corporation(b)                                                                            93,118
      14,750   Comverse Technology, Inc.(b)                                                                       336,152
      20,650   Corning, Inc.(b)                                                                                   283,938
      88,700   Dell, Inc.(b)                                                                                    3,089,421
      20,070   Electronic Arts, Inc.(b)                                                                         1,071,537
      76,780   EMC Corporation(b)                                                                               1,007,354
      12,300   First Data Corporation                                                                             467,769
       4,600   Google, Inc.(b)                                                                                  1,012,000
       3,050   Hyperion Solutions Corporation(b,c)                                                                124,044
       1,500   Infosys Technologies, Ltd. ADR(c)                                                                   88,800
      91,600   Intel Corporation                                                                                2,154,432
       7,350   International Business Machines
               Corporation                                                                                        561,393
       5,000   Intuit, Inc.(b)                                                                                    201,500
      17,600   Juniper Networks, Inc.(b)                                                                          397,584
       4,350   KLA-Tencor Corporation                                                                             169,737
      19,900   Linear Technology Corporation                                                                      711,226
      81,750   Lucent Technologies, Inc.(b,c)                                                                     198,652
      15,050   Marvell Technology Group, Ltd.(b)                                                                  503,874
      13,800   Maxim Integrated Products, Inc.                                                                    516,120
       1,500   Mercury Interactive Corporation(b)                                                                  61,995
     148,950   Microsoft Corporation                                                                            3,768,438
      47,850   Motorola, Inc.                                                                                     734,019
      28,400   Nasdaq (100) Trust(c)                                                                              993,716
       8,200   Network Appliance, Inc.(b)                                                                         218,366
      27,615   Nokia Oyj ADR                                                                                      441,288
      78,545   Oracle Corporation(b)                                                                              907,980
      44,250   Parametric Technology Corporation(b)                                                               235,410
      18,850   Paychex, Inc.                                                                                      576,810
      46,450   QUALCOMM, Inc.                                                                                   1,620,640
      10,500   Quest Software, Inc.(b,c)                                                                          124,530
       4,500   Research in Motion, Ltd.(b)                                                                        289,845
      41,950   Sanmina-SCI Corporation(b)                                                                         168,220
       8,800   Skyworks Solutions, Inc.(b)                                                                         46,112
      42,250   Symantec Corporation(b)                                                                            793,455
      30,100   Texas Instruments, Inc.                                                                            751,296
      19,550   TIBCO Software, Inc.(b)                                                                            139,587
      22,350   VeriSign, Inc.(b)                                                                                  591,381
      11,970   Xilinx, Inc.                                                                                       322,472
      63,000   Yahoo!, Inc.(b)                                                                                  2,174,130
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    34,323,513
=========================================================================================================================

Materials (1.1%)
-------------------------------------------------------------------------------------------------------------------------
       4,100   Arch Coal, Inc.(c)                                                                                 181,794
       8,000   Dow Chemical Company                                                                               367,440
       4,950   Freeport-McMoRan Copper & Gold, Inc.(c)                                                            171,567
       5,500   Monsanto Company                                                                                   322,410
       6,250   Peabody Energy Corporation                                                                         273,562
       4,200   Praxair, Inc.                                                                                      196,686
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,513,459
=========================================================================================================================

Miscellaneous (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      10,000   Midcap SPDR Trust Series 1                                                                       1,159,200
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                              1,159,200
=========================================================================================================================

Telecommunications Services (1.2%)
-------------------------------------------------------------------------------------------------------------------------
       5,050   ALLTEL Corporation                                                                                 287,648
       5,700   America Movil SA de CV ADR                                                                         283,005
      12,050   Nextel Communications, Inc.(b)                                                                     337,280
      22,250   Sprint Corporation                                                                                 495,285
      12,450   Vodafone Group plc ADR(c)                                                                          325,443
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                1,728,661
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $134,711,036)                                                         132,294,884
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (3.7%)                                             Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   5,164,608   Thrivent Financial Securities Lending
               Trust                                                      2.900%                 N/A           $5,164,608
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $5,164,608)                                                                         5,164,608
=========================================================================================================================

      Shares   Short-Term Investments (1.4%)                      Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   2,016,091   Thrivent Money Market Fund                                 2.650%                 N/A           $2,016,091
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 2,016,091
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $141,891,735)                                                         $139,475,583
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At April 29, 2005, 200 shares of Chicago Mercantile Exchange common stock valued at $39,104 were earmarked as collateral to cover call options written as follows:

                                     Number of     Exercise      Expiration                    Unrealized
Call Options Written                 Contracts      Price           Date         Value            Loss
-------------------------------------------------------------------------------------------------------------------------
Chicago Mercantile Exchange             2           $190          May 2005      $(1,840)         $1,176

(e) The interest rate shown reflects the yield.

(f) Miscellaneous footnote:

    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S.
    depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.




Large Cap Value Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (95.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (9.0%)
-------------------------------------------------------------------------------------------------------------------------
      66,500   Barnes & Noble, Inc.(b)                                                                         $2,367,400
      22,100   Carnival Corporation                                                                             1,080,248
      56,100   Comcast Corporation(b)                                                                           1,801,371
      40,800   Home Depot, Inc.                                                                                 1,443,096
      46,600   J.C. Penney Company, Inc. (Holding
               Company)                                                                                         2,209,306
      35,400   Johnson Controls, Inc.                                                                           1,942,398
     191,900   Liberty Media Corporation(b)                                                                     1,926,676
     116,400   McDonald's Corporation                                                                           3,411,684
      21,400   McGraw-Hill Companies, Inc.                                                                      1,863,512
      68,200   Sherwin-Williams Company                                                                         3,039,674
      37,320   Target Corporation                                                                               1,731,648
     377,700   Time Warner, Inc.(b)                                                                             6,349,137
      21,000   Viacom, Inc.                                                                                       727,020
     125,200   Walt Disney Company                                                                              3,305,280
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    33,198,450
=========================================================================================================================

Consumer Staples (7.0%)
-------------------------------------------------------------------------------------------------------------------------
      85,900   Altria Group, Inc.                                                                               5,582,641
      88,600   Costco Wholesale Corporation                                                                     3,595,388
      79,730   CVS Corporation                                                                                  4,112,473
      35,600   General Mills, Inc.                                                                              1,758,640
      39,800   Kellogg Company                                                                                  1,789,010
      76,710   Kimberly-Clark Corporation                                                                       4,790,540
      34,000   PepsiCo, Inc.                                                                                    1,891,760
      26,500   Reynolds American, Inc.(c)                                                                       2,066,205
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          25,586,657
=========================================================================================================================

Energy (11.2%)
-------------------------------------------------------------------------------------------------------------------------
      33,250   Apache Corporation                                                                               1,871,642
      52,500   BP plc                                                                                           3,197,250
     102,014   ChevronTexaco Corporation                                                                        5,304,728
      58,156   ConocoPhillips                                                                                   6,097,657
      46,700   Devon Energy Corporation                                                                         2,109,439
     237,600   Exxon Mobil Corporation                                                                         13,550,327
      66,600   Halliburton Company                                                                              2,769,894
      49,700   National Oilwell Varco, Inc.(b)                                                                  1,975,078
      21,500   Precision Drilling Corporation(b)                                                                1,551,655
      59,500   Transocean, Inc.(b)                                                                              2,759,015
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    41,186,685
=========================================================================================================================

Financials (25.9%)
-------------------------------------------------------------------------------------------------------------------------
      44,500   A.G. Edwards, Inc.(c)                                                                            1,767,095
      70,400   Allstate Corporation                                                                             3,953,664
      51,800   American International Group, Inc.                                                               2,634,030
      54,400   Associated Banc-Corp                                                                             1,682,048
     269,180   Bank of America Corporation                                                                     12,123,867
      24,200   Capital One Financial Corporation                                                                1,715,538
      23,600   Chubb Corporation                                                                                1,930,008
      46,300   CIT Group, Inc.                                                                                  1,864,964
     263,232   Citigroup, Inc.                                                                                 12,361,375
      29,500   Equity Office Properties Trust                                                                     928,365
      22,500   Everest Re Group, Ltd.                                                                           1,849,500
      48,240   Federal Home Loan Mortgage Corporation                                                           2,967,725
      25,500   Goldman Sachs Group, Inc.                                                                        2,723,145
      24,580   Hartford Financial Services Group, Inc.                                                          1,778,855
     143,500   J.P. Morgan Chase & Company                                                                      5,092,815
      19,500   Lehman Brothers Holdings, Inc.                                                                   1,788,540
      57,400   Marsh & McLennan Companies, Inc.                                                                 1,608,922
      63,000   Mellon Financial Corporation                                                                     1,744,470
      62,900   Merrill Lynch & Company, Inc.                                                                    3,392,197
      52,800   Morgan Stanley and Company                                                                       2,778,336
      39,800   Northern Trust Corporation                                                                       1,792,194
      16,900   PMI Group, Inc.                                                                                    594,204
      72,100   Principal Financial Group, Inc.                                                                  2,817,668
     115,900   Providian Financial Corporation(b)                                                               1,932,053
      53,800   Prudential Financial, Inc.                                                                       3,074,670
      21,200   Simon Property Group, Inc.(c)                                                                    1,400,684
      49,200   St. Paul Travelers Companies, Inc.                                                               1,761,360
      55,800   State Street Corporation                                                                         2,579,634
      63,800   U.S. Bancorp                                                                                     1,780,020
      88,240   Wachovia Corporation                                                                             4,516,123
      70,300   Wells Fargo & Company                                                                            4,213,782
      28,200   Zions Bancorporation                                                                             1,974,846
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                95,122,697
=========================================================================================================================

Health Care (9.1%)
-------------------------------------------------------------------------------------------------------------------------
      46,200   Abbott Laboratories                                                                              2,271,192
      26,200   Aetna, Inc.                                                                                      1,922,294
      82,400   HCA, Inc.                                                                                        4,601,216
      94,160   Johnson & Johnson                                                                                6,462,201
     128,908   Medco Health Solutions, Inc.(b)                                                                  6,570,441
     112,600   Pfizer, Inc.                                                                                     3,059,342
     127,400   Sanofi-Aventis ADR(c)                                                                            5,652,738
      23,400   WellPoint, Inc.(b)                                                                               2,989,350
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               33,528,774
=========================================================================================================================

Industrials (12.8%)
-------------------------------------------------------------------------------------------------------------------------
      66,800   AMR Corporation(b,c)                                                                               699,396
      21,000   Boeing Company                                                                                   1,249,920
      55,100   Canadian National Railway Company                                                                3,152,271
      22,500   Caterpillar, Inc.                                                                                1,981,125
      67,300   Emerson Electric Company                                                                         4,217,691
       9,100   FedEx Corporation                                                                                  773,045
      10,200   General Dynamics Corporation                                                                     1,071,510
     172,600   General Electric Company                                                                         6,248,120
      62,258   Honeywell International, Inc.                                                                    2,226,346
      18,700   Lockheed Martin Corporation                                                                      1,139,765
      30,600   Northrop Grumman Corporation                                                                     1,678,104
      61,500   Parker-Hannifin Corporation                                                                      3,686,310
      92,900   Republic Services, Inc.                                                                          3,214,340
     133,100   Steelcase, Inc.(c)                                                                               1,748,934
      51,800   Textron, Inc.                                                                                    3,903,130
     213,300   Tyco International, Ltd.                                                                         6,678,423
      32,000   United Technologies Corporation                                                                  3,255,040
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               46,923,470
=========================================================================================================================

Information Technology (9.1%)
-------------------------------------------------------------------------------------------------------------------------
     123,000   Amdocs, Ltd.(b)                                                                                  3,285,330
      57,520   Applied Materials, Inc.(b)                                                                         855,322
     104,400   ASML Holding NV ADR(b,c)                                                                         1,512,756
     392,700   Cisco Systems, Inc.(b)                                                                           6,785,856
      93,400   Comverse Technology, Inc.(b)                                                                     2,128,586
      39,700   Intel Corporation                                                                                  933,744
      64,350   International Business Machines
               Corporation                                                                                      4,915,053
     173,100   Microsoft Corporation                                                                            4,379,430
     539,150   Nokia Oyj ADR                                                                                    8,615,617
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    33,411,694
=========================================================================================================================

Materials (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      20,400   Alcan, Inc.                                                                                        661,368
      64,250   Alcoa, Inc.                                                                                      1,864,535
      67,000   Dow Chemical Company                                                                             3,077,310
      78,000   E.I. du Pont de Nemours and Company                                                              3,674,580
      47,340   International Paper Company                                                                      1,623,289
      57,700   MeadWestvaco Corporation                                                                         1,699,265
      49,000   Praxair, Inc.                                                                                    2,294,670
      24,300   Weyerhaeuser Company                                                                             1,667,223
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                 16,562,240
=========================================================================================================================

Telecommunications Services (4.0%)
-------------------------------------------------------------------------------------------------------------------------
      60,220   BellSouth Corporation                                                                            1,595,228
      29,500   Nextel Communications, Inc.(b)                                                                     825,705
      62,987   SBC Communications, Inc.                                                                         1,499,091
      80,100   Sprint Corporation                                                                               1,783,026
     168,164   Verizon Communications, Inc.                                                                     6,020,271
     105,600   Vodafone Group plc ADR(c)                                                                        2,760,384
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                               14,483,705
=========================================================================================================================

Utilities (3.3%)
-------------------------------------------------------------------------------------------------------------------------
      25,570   Dominion Resources, Inc.                                                                         1,927,978
      26,900   Entergy Corporation                                                                              1,971,770
      81,200   Exelon Corporation                                                                               4,019,400
      48,300   FirstEnergy Corporation                                                                          2,102,016
      17,200   PPL Corporation                                                                                    933,272
      13,500   TXU Corporation                                                                                  1,158,165
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 12,112,601
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $308,449,767)                                                         352,116,973
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (3.6%)                                             Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  13,313,900   Thrivent Financial Securities Lending
               Trust                                                       2.90%                 N/A          $13,313,900
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $13,313,900)                                                                       13,313,900
=========================================================================================================================

      Shares   Short-Term Investments (0.5%)                      Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   1,982,359   Thrivent Money Market Fund                                  2.65%                 N/A           $1,982,359
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,982,359
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $323,746,026)                                                         $367,413,232
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield.

(e) Miscellaneous footnote:

    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.


Large Cap Stock Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (95.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (9.0%)
-------------------------------------------------------------------------------------------------------------------------
     171,800   American Eagle Outfitters, Inc.                                                                 $4,504,596
      86,600   Autoliv, Inc.                                                                                    3,832,050
     174,400   Best Buy Company, Inc.                                                                           8,779,296
     125,100   Black & Decker Corporation                                                                      10,462,113
     533,900   Brunswick Corporation                                                                           22,423,800
     406,400   Carnival Corporation                                                                            19,864,832
   1,600,500   Comcast Corporation(b)                                                                          50,783,865
     622,266   D.R. Horton, Inc.                                                                               18,979,113
     354,100   eBay, Inc.(b)                                                                                   11,235,593
     361,300   Fortune Brands, Inc.                                                                            30,558,754
     254,700   Harley-Davidson, Inc.                                                                           11,975,994
     675,000   Home Depot, Inc.                                                                                23,874,750
     285,900   J.C. Penney Company, Inc. (Holding
               Company)(c)                                                                                     13,554,519
     388,900   Kohl's Corporation(b)                                                                           18,511,640
     314,500   Lowe's Companies, Inc.(c)                                                                       16,388,595
   1,018,800   McDonald's Corporation                                                                          29,861,028
     167,300   McGraw-Hill Companies, Inc.                                                                     14,568,484
     398,600   MGM MIRAGE(b)                                                                                   27,826,266
      41,400   Mohawk Industries, Inc.(b,c)                                                                     3,221,334
     370,600   Nordstrom, Inc.(c)                                                                              18,837,598
     200,100   Pulte Homes, Inc.(c)                                                                            14,297,145
     542,900   Staples, Inc.                                                                                   10,353,103
     393,640   Starwood Hotels & Resorts Worldwide, Inc.                                                       21,390,398
     602,100   Target Corporation                                                                              27,937,440
   1,186,600   Time Warner, Inc.(b)                                                                            19,946,746
     888,100   Walt Disney Company                                                                             23,445,840
     252,300   Yum! Brands, Inc.                                                                               11,848,008
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   489,262,900
=========================================================================================================================

Consumer Staples (7.8%)
-------------------------------------------------------------------------------------------------------------------------
     772,000   Altria Group, Inc.                                                                              50,172,280
     300,200   Anheuser-Busch Companies, Inc.                                                                  14,070,374
     179,500   Avon Products, Inc.                                                                              7,194,360
     347,100   Coca-Cola Company                                                                               15,078,024
     292,200   General Mills, Inc.                                                                             14,434,680
     208,200   Kellogg Company                                                                                  9,358,590
     434,100   Kimberly-Clark Corporation                                                                      27,109,545
     240,200   Kraft Foods, Inc.                                                                                7,784,882
     421,500   PepsiCo, Inc.                                                                                   23,452,260
   1,185,700   Procter & Gamble Company                                                                        64,205,655
     238,600   SUPERVALU, Inc.(c)                                                                               7,530,216
   1,034,900   Wal-Mart Stores, Inc.                                                                           48,785,186
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                         289,176,052
=========================================================================================================================

Energy (8.0%)
-------------------------------------------------------------------------------------------------------------------------
     239,500   Apache Corporation                                                                              13,481,455
     216,300   BJ Services Company(c)                                                                          10,544,625
     412,300   Burlington Resources, Inc.                                                                      20,041,903
     224,100   Chesapeake Energy Corporation                                                                    4,311,684
     978,900   ChevronTexaco Corporation                                                                       50,902,800
     233,900   ConocoPhillips                                                                                  24,524,415
     177,400   EOG Resources, Inc.                                                                              8,435,370
   2,120,946   Exxon Mobil Corporation                                                                        120,957,550
     164,200   Halliburton Company                                                                              6,829,078
      85,300   Nabors Industries, Ltd.(b,c)                                                                     4,595,111
     220,400   Patterson-UTI Energy, Inc.                                                                       5,282,988
      69,900   Precision Drilling Corporation(b)                                                                5,044,683
     141,200   Schlumberger, Ltd.                                                                               9,659,492
      66,500   Smith International, Inc.                                                                        3,868,970
     117,700   Unocal Corporation                                                                               6,420,535
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                   294,900,659
=========================================================================================================================

Financials (16.1%)
-------------------------------------------------------------------------------------------------------------------------
     215,300   American Capital Strategies, Ltd.(c)                                                             6,885,294
   1,200,900   American Express Company                                                                        63,287,430
   1,260,152   American International Group, Inc.                                                              64,078,729
   1,552,182   Bank of America Corporation                                                                     69,910,277
     182,300   Bear Stearns Companies, Inc.                                                                    17,256,518
     460,110   Cincinnati Financial Corporation                                                                18,514,826
     178,100   CIT Group, Inc.                                                                                  7,173,868
   2,034,448   Citigroup, Inc.                                                                                 95,537,678
     190,500   Federal National Mortgage Corporation                                                           10,277,475
     169,900   Franklin Resources, Inc.                                                                        11,668,732
     418,200   Goldman Sachs Group, Inc.                                                                       44,659,578
     985,784   J.P. Morgan Chase & Company                                                                     34,985,474
     348,400   Merrill Lynch & Company, Inc.                                                                   18,789,212
     465,300   MetLife, Inc.                                                                                   18,100,170
     432,350   Morgan Stanley and Company                                                                      22,750,257
     200,500   Progressive Corporation                                                                         18,299,635
     398,900   Prudential Financial, Inc.                                                                      22,797,135
     209,300   Wachovia Corporation                                                                            10,711,974
     678,400   Wells Fargo & Company                                                                           40,663,296
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               596,347,558
=========================================================================================================================

Health Care (14.1%)
-------------------------------------------------------------------------------------------------------------------------
     364,600   Abbott Laboratories                                                                             17,923,736
     574,900   Amgen, Inc.(b)                                                                                  33,464,929
     152,400   Bausch & Lomb, Inc.                                                                             11,430,000
     135,900   Becton, Dickinson and Company                                                                    7,952,868
     404,600   C.R. Bard, Inc.                                                                                 28,795,382
     340,900   Caremark Rx, Inc.(b)                                                                            13,653,045
     277,000   Eli Lilly and Company                                                                           16,196,190
     273,900   Genzyme Corporation(b)                                                                          16,053,279
     158,800   Guidant Corporation                                                                             11,763,904
     202,800   Henry Schein, Inc.(b,c)                                                                          7,607,028
   1,200,000   Johnson & Johnson                                                                               82,356,000
     149,100   Laboratory Corporation of America
               Holdings(b,c)                                                                                    7,380,450
     562,600   Medtronic, Inc.                                                                                 29,649,020
     519,000   Merck & Company, Inc.                                                                           17,594,100
   2,542,175   Pfizer, Inc.                                                                                    69,070,895
     329,500   St. Jude Medical, Inc.(b)                                                                       12,860,385
     635,900   Teva Pharmaceutical Industries, Ltd.(c)                                                         19,865,516
     358,100   UnitedHealth Group, Inc.                                                                        33,844,031
     289,500   WellPoint, Inc.(b)                                                                              36,983,625
     502,900   Wyeth(c)                                                                                        22,600,326
     279,200   Zimmer Holdings, Inc.(b)                                                                        22,732,464
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              519,777,173
=========================================================================================================================

Industrials (10.0%)
-------------------------------------------------------------------------------------------------------------------------
     276,600   3M Company                                                                                      21,151,602
     147,600   Caterpillar, Inc.                                                                               12,996,180
   1,073,000   Cendant Corporation                                                                             21,363,430
     363,500   Danaher Corporation(c)                                                                          18,404,005
     342,100   General Dynamics Corporation                                                                    35,937,605
   2,782,200   General Electric Company                                                                       100,715,640
     311,200   Ingersoll-Rand Company                                                                          23,921,944
     926,200   Norfolk Southern Corporation                                                                    29,082,680
     296,400   PACCAR, Inc.                                                                                    20,125,560
      84,300   Parker-Hannifin Corporation                                                                      5,052,942
   1,349,900   Tyco International, Ltd.                                                                        42,265,369
     387,100   United Technologies Corporation                                                                 39,375,812
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                              370,392,769
=========================================================================================================================

Information Technology (15.0%)
-------------------------------------------------------------------------------------------------------------------------
     381,800   Adobe Systems, Inc.                                                                             22,705,646
     191,500   Affiliated Computer Services, Inc.(b,c)                                                          9,128,805
      87,500   Alliance Data Systems Corporation(b)                                                             3,535,000
     240,500   Analog Devices, Inc.                                                                             8,203,455
     273,300   Apple Computer, Inc.(b)                                                                          9,855,198
     872,800   Applied Materials, Inc.(b)                                                                      12,978,536
     195,000   ATI Technologies, Inc.(b,c)                                                                      2,886,000
   2,934,200   Cisco Systems, Inc.(b)                                                                          50,702,976
     485,600   Corning, Inc.(b)                                                                                 6,677,000
   1,176,700   Dell, Inc.(b)                                                                                   40,984,461
     952,200   EMC Corporation(b)                                                                              12,492,864
     726,992   First Data Corporation                                                                          27,647,506
     541,000   Hewlett-Packard Company                                                                         11,074,270
   2,087,100   Intel Corporation                                                                               49,088,592
     405,000   International Business Machines
               Corporation                                                                                     30,933,900
   3,620,800   JDS Uniphase Corporation(b,c)                                                                    5,358,784
      84,400   Lexmark International, Inc.(b)                                                                   5,861,580
     146,200   Linear Technology Corporation                                                                    5,225,188
     761,100   LSI Logic Corporation(b,c)                                                                       4,079,496
     109,400   Maxim Integrated Products, Inc.                                                                  4,091,560
   4,612,300   Microsoft Corporation                                                                          116,691,190
   1,502,000   Motorola, Inc.                                                                                  23,040,680
   1,111,200   Nortel Networks Corporation(b)                                                                   2,766,888
     157,400   NVIDIA Corporation(b)                                                                            3,453,356
   2,305,000   Oracle Corporation(b)                                                                           26,645,800
     702,200   QUALCOMM, Inc.                                                                                  24,499,758
     620,500   Texas Instruments, Inc.                                                                         15,487,680
   1,259,500   Xerox Corporation(b)                                                                            16,688,375
     115,400   Xilinx, Inc.                                                                                     3,108,876
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   555,893,420
=========================================================================================================================

Materials (3.2%)
-------------------------------------------------------------------------------------------------------------------------
     160,100   Ball Corporation                                                                                 6,323,950
     490,600   Dow Chemical Company                                                                            22,533,258
     115,100   Eastman Chemical Company                                                                         6,215,400
     200,200   Georgia-Pacific Corporation                                                                      6,860,854
     155,200   Nucor Corporation                                                                                7,930,720
     316,200   Peabody Energy Corporation                                                                      13,840,074
     138,200   Phelps Dodge Corporation                                                                        11,864,470
     136,100   PPG Industries, Inc.                                                                             9,193,555
     366,600   Praxair, Inc.                                                                                   17,167,878
     223,200   Weyerhaeuser Company(c)                                                                         15,313,752
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                117,243,911
=========================================================================================================================

Miscellaneous (1.9%)
-------------------------------------------------------------------------------------------------------------------------
     616,300   S&P 500 Large Index Depository Receipts(c)                                                      71,373,703
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                             71,373,703
=========================================================================================================================

Telecommunications Services (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     804,800   Nextel Communications, Inc.(b)                                                                  22,526,352
     634,171   SBC Communications, Inc.                                                                        15,093,270
     696,300   Sprint Corporation                                                                              15,499,638
     658,800   Verizon Communications, Inc.                                                                    23,585,040
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                               76,704,300
=========================================================================================================================

Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     119,000   Edison International, Inc.                                                                       4,319,700
     329,200   Entergy Corporation                                                                             24,130,360
     105,100   Exelon Corporation(c)                                                                            5,202,450
     330,100   TXU Corporation                                                                                 28,319,279
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 61,971,789
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $2,801,733,796)                                                     3,443,044,234
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (3.2%)                                             Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
 117,842,235   Thrivent Financial Securities Lending
               Trust                                                       2.90%                 N/A         $117,842,235
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $117,842,235)                                                                     117,842,235
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (3.6%)                      Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
 $10,000,000   Alcon Capital Corporation                                  2.970%            5/4/2005            9,996,700
  22,845,000   BP Capital Markets plc                                     2.940             5/2/2005           22,841,276
   8,500,000   Cargill, Inc.                                              2.760             5/2/2005            8,498,697
  19,470,000   Greenwich Capital Holdings, Inc.                           2.930             5/2/2005           19,466,831
  10,970,000   McCormick & Company                                        2.930             5/2/2005           10,968,214
  12,500,000   Paccar Financial Company                                   2.900             5/4/2005           12,495,972
   6,500,000   Southern Company                                           2.770             5/2/2005            6,499,000
  27,022,743   Thrivent Money Market Fund                                 2.650                  N/A           27,022,743
  10,000,000   Total Capital SA                                           2.870             5/3/2005            9,997,608
   5,000,000   Windmill Funding I Corporation                             3.000             5/5/2005            4,997,917
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                               132,784,958
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $3,052,360,989)                                                     $3,693,671,427
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Large Cap Index Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (96.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (10.4%)
-------------------------------------------------------------------------------------------------------------------------
       1,600   AutoNation, Inc.(b)                                                                                $29,232
         600   AutoZone, Inc.(b)                                                                                   49,800
       2,500   Bed Bath & Beyond, Inc.(b)                                                                          93,025
       2,150   Best Buy Company, Inc.                                                                             108,231
       1,100   Big Lots, Inc.(b)                                                                                   11,198
         900   Black & Decker Corporation                                                                          75,267
         900   Brunswick Corporation                                                                               37,800
       3,500   Carnival Corporation                                                                               171,080
       1,000   Centex Corporation                                                                                  57,720
       1,500   Circuit City Stores, Inc.(b)                                                                        23,700
       4,000   Clear Channel Communications, Inc.                                                                 127,760
       3,100   Coach, Inc.(b)                                                                                      83,080
      18,687   Comcast Corporation(b)                                                                             600,040
         700   Cooper Tire & Rubber Company(c)                                                                     12,215
       1,500   Dana Corporation                                                                                    17,130
       1,200   Darden Restaurants, Inc.                                                                            36,000
       4,700   Delphi Corporation                                                                                  15,510
         600   Dillard's, Inc.                                                                                     13,962
       2,300   Dollar General Corporation(c)                                                                       46,805
         600   Dow Jones & Company, Inc.(c)                                                                        20,064
       2,300   Eastman Kodak Company(c)                                                                            57,500
       9,100   eBay, Inc.(b)                                                                                      288,743
       1,400   Family Dollar Stores, Inc.                                                                          37,772
       1,400   Federated Department Stores, Inc.                                                                   80,500
      15,200   Ford Motor Company                                                                                 138,472
       1,200   Fortune Brands, Inc.                                                                               101,496
       2,000   Gannett Company, Inc.                                                                              154,000
       5,400   Gap, Inc.                                                                                          115,290
       4,700   General Motors Corporation(c)                                                                      125,396
       1,700   Genuine Parts Company                                                                               72,930
       1,500   Goodyear Tire & Rubber Company(b,c)                                                                 17,805
       2,400   Harley-Davidson, Inc.                                                                              112,848
       1,200   Harrah's Entertainment, Inc.                                                                        78,744
       1,400   Hasbro, Inc.                                                                                        26,488
       3,200   Hilton Hotels Corporation                                                                           69,856
      18,500   Home Depot, Inc.                                                                                   654,345
       2,800   International Game Technology                                                                       75,292
       3,500   Interpublic Group of Companies, Inc.(b)                                                             45,010
       2,300   J.C. Penney Company, Inc. (Holding
               Company)                                                                                           109,043
       1,800   Johnson Controls, Inc.                                                                              98,766
       1,300   Jones Apparel Group, Inc.                                                                           39,585
         800   KB Home                                                                                             45,600
         800   Knight-Ridder, Inc.                                                                                 51,760
       2,500   Kohl's Corporation(b)                                                                              119,000
       1,800   Leggett & Platt, Inc.                                                                               48,528
       2,900   Limited Brands, Inc.                                                                                62,901
       1,000   Liz Claiborne, Inc.                                                                                 35,430
       6,500   Lowe's Companies, Inc.                                                                             338,715
       1,500   Marriott International, Inc.                                                                        94,125
       3,400   Mattel, Inc.                                                                                        61,370
       2,400   May Department Stores Company                                                                       84,192
         800   Maytag Corporation(c)                                                                                7,752
      10,700   McDonald's Corporation                                                                             313,617
       1,500   McGraw-Hill Companies, Inc.                                                                        130,620
         500   Meredith Corporation                                                                                23,500
       1,300   New York Times Company                                                                              43,368
       2,400   Newell Rubbermaid, Inc.(c)                                                                          52,152
      20,800   News Corporation                                                                                   317,824
       1,500   NIKE, Inc.                                                                                         115,215
         900   Nordstrom, Inc.                                                                                     45,747
       2,600   Office Depot, Inc.(b)                                                                               50,908
         900   OfficeMax, Inc.                                                                                     29,232
       1,500   Omnicom Group, Inc.                                                                                124,350
         800   Pulte Homes, Inc.                                                                                   57,160
       1,300   RadioShack Corporation                                                                              32,461
         600   Reebok International, Ltd.                                                                          24,366
         772   Sears Holdings Corporation(b,c)                                                                    104,422
       1,100   Sherwin-Williams Company                                                                            49,027
         600   Snap-On, Inc.                                                                                       19,902
         700   Stanley Works                                                                                       30,121
       6,150   Staples, Inc.                                                                                      117,280
       3,300   Starbucks Corporation(b)                                                                           163,416
       1,700   Starwood Hotels & Resorts Worldwide, Inc.                                                           92,378
       7,500   Target Corporation                                                                                 348,000
       1,200   Tiffany & Company                                                                                   36,180
      38,850   Time Warner, Inc.(b)                                                                               653,068
       4,000   TJX Companies, Inc.                                                                                 90,600
       1,700   Toys 'R' Us, Inc.(b)                                                                                43,095
       2,500   Tribune Company                                                                                     96,500
       2,100   Univision Communications, Inc.(b)                                                                   55,209
       1,000   VF Corporation                                                                                      56,590
      14,400   Viacom, Inc.                                                                                       498,528
       1,200   Visteon Corporation(c)                                                                               4,200
      17,300   Walt Disney Company                                                                                456,720
       1,100   Wendy's International, Inc.                                                                         47,223
         700   Whirlpool Corporation                                                                               43,442
       2,400   Yum! Brands, Inc.                                                                                  112,704
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     9,557,998
=========================================================================================================================

Consumer Staples (9.6%)
-------------------------------------------------------------------------------------------------------------------------
         950   Alberto-Culver Company                                                                              42,275
       3,000   Albertson's, Inc.(c)                                                                                59,370
      17,500   Altria Group, Inc.                                                                               1,137,325
       6,500   Anheuser-Busch Companies, Inc.                                                                     304,655
       4,896   Archer-Daniels-Midland Company                                                                      88,079
       3,900   Avon Products, Inc.                                                                                156,312
         600   Brown-Forman Corporation                                                                            33,300
       2,200   Campbell Soup Company                                                                               65,428
       1,400   Clorox Company                                                                                      88,620
      17,700   Coca-Cola Company                                                                                  768,888
       2,000   Coca-Cola Enterprises, Inc.                                                                         40,600
       4,400   Colgate-Palmolive Company                                                                          219,076
       4,200   ConAgra Foods, Inc.                                                                                112,350
       3,900   Costco Wholesale Corporation                                                                       158,262
       3,300   CVS Corporation                                                                                    170,214
       3,000   General Mills, Inc.                                                                                148,200
       8,300   Gillette Company                                                                                   428,612
       2,900   H.J. Heinz Company                                                                                 106,865
       2,500   Kellogg Company                                                                                    112,375
       4,000   Kimberly-Clark Corporation                                                                         249,800
       6,100   Kroger Company(b)                                                                                   96,197
       1,400   McCormick & Company, Inc.                                                                           48,426
         700   Molson Coors Brewing Company(c)                                                                     43,225
       1,300   Pepsi Bottling Group, Inc.                                                                          37,271
      14,190   PepsiCo, Inc.                                                                                      789,532
      21,300   Procter & Gamble Company                                                                         1,153,395
         800   Reynolds American, Inc.(c)                                                                          62,376
       3,700   Safeway, Inc.(b)                                                                                    78,773
       6,500   Sara Lee Corporation                                                                               139,035
       1,200   SUPERVALU, Inc.                                                                                     37,872
       5,300   SYSCO Corporation                                                                                  183,380
       1,500   The Hershey Company                                                                                 95,850
       1,300   UST, Inc.                                                                                           59,540
      21,500   Wal-Mart Stores, Inc.                                                                            1,013,510
       8,600   Walgreen Company                                                                                   370,316
       1,500   William Wrigley Jr. Company                                                                        103,695
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           8,802,999
=========================================================================================================================

Energy (8.3%)
-------------------------------------------------------------------------------------------------------------------------
         700   Amerada Hess Corporation                                                                           $65,555
       1,945   Anadarko Petroleum Corporation                                                                     142,063
       2,722   Apache Corporation                                                                                 153,221
         600   Ashland, Inc.                                                                                       40,344
       2,800   Baker Hughes, Inc.                                                                                 123,536
       1,500   BJ Services Company                                                                                 73,125
       3,200   Burlington Resources, Inc.                                                                         155,552
      17,756   ChevronTexaco Corporation                                                                          923,312
       5,848   ConocoPhillips                                                                                     613,163
       4,000   Devon Energy Corporation                                                                           180,680
       5,392   El Paso Corporation                                                                                 53,866
       2,000   EOG Resources, Inc.                                                                                 95,100
      54,000   Exxon Mobil Corporation                                                                          3,079,620
       4,200   Halliburton Company                                                                                174,678
       1,300   Kerr-McGee Corporation(c)                                                                          100,880
         900   Kinder Morgan, Inc.                                                                                 68,814
       2,900   Marathon Oil Corporation                                                                           135,053
       1,200   Nabors Industries, Ltd.(b)                                                                          64,644
       1,400   National Oilwell Varco, Inc.(b)                                                                     55,636
       1,400   Noble Corporation                                                                                   71,260
       3,300   Occidental Petroleum Corporation                                                                   227,700
       1,000   Rowan Companies, Inc.                                                                               26,530
       4,900   Schlumberger, Ltd.                                                                                 335,209
         600   Sunoco, Inc.                                                                                        59,556
       2,700   Transocean, Inc.(b)                                                                                125,199
       2,200   Unocal Corporation                                                                                 120,010
       2,100   Valero Energy Corporation                                                                          143,913
       4,800   Williams Companies, Inc.                                                                            81,696
       2,900   XTO Energy, Inc.                                                                                    87,493
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,577,408
=========================================================================================================================

Financials (19.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,300   ACE, Ltd.                                                                                           98,808
       4,200   AFLAC, Inc.                                                                                        170,730
       5,700   Allstate Corporation                                                                               320,112
       1,150   Ambac Financial Group, Inc.                                                                         76,878
       9,200   American Express Company                                                                           484,840
      21,944   American International Group, Inc.                                                               1,115,852
       3,100   AmSouth Bancorporation                                                                              81,592
       2,600   Aon Corporation                                                                                     54,210
         900   Apartment Investment & Management Company                                                           34,308
       1,900   Archstone-Smith Trust                                                                               68,343
      34,294   Bank of America Corporation                                                                      1,544,602
       6,500   Bank of New York Company, Inc.                                                                     181,610
       4,600   BB&T Corporation                                                                                   180,366
         900   Bear Stearns Companies, Inc.                                                                        85,194
       2,000   Capital One Financial Corporation                                                                  141,780
       8,100   Charles Schwab Corporation                                                                          83,835
       1,600   Chubb Corporation                                                                                  130,848
       1,407   Cincinnati Financial Corporation                                                                    56,628
       1,700   CIT Group, Inc.                                                                                     68,476
      44,206   Citigroup, Inc.                                                                                  2,075,914
       1,500   Comerica, Inc.                                                                                      85,890
       1,300   Compass Bancshares, Inc.                                                                            55,926
       4,800   Countrywide Financial Corporation                                                                  173,712
       3,100   E*TRADE Financial Corporation(b)                                                                    34,441
       3,500   Equity Office Properties Trust                                                                     110,145
       2,400   Equity Residential REIT                                                                             82,440
       5,800   Federal Home Loan Mortgage Corporation                                                             356,816
       8,200   Federal National Mortgage Corporation                                                              442,390
         800   Federated Investors, Inc.                                                                           22,760
       4,022   Fifth Third Bancorp(c)                                                                             174,957
       1,100   First Horizon National Corporation(c)                                                               45,683
       1,300   Franklin Resources, Inc.                                                                            89,284
       2,100   Golden West Financial Corporation                                                                  130,893
       3,500   Goldman Sachs Group, Inc.                                                                          373,765
       2,400   Hartford Financial Services Group, Inc.                                                            173,688
       2,010   Huntington Bancshares, Inc.                                                                         47,255
      30,058   J.P. Morgan Chase & Company                                                                      1,066,758
       2,200   Janus Capital Group, Inc.                                                                           28,578
       1,250   Jefferson-Pilot Corporation                                                                         62,762
       3,400   KeyCorp                                                                                            112,744
       2,300   Lehman Brothers Holdings, Inc.                                                                     210,956
       1,700   Lincoln National Corporation                                                                        76,449
       1,100   Loews Corporation                                                                                   77,968
         800   M&T Bank Corporation                                                                                82,760
       4,400   Marsh & McLennan Companies, Inc.                                                                   123,332
       1,700   Marshall & Ilsley Corporation                                                                       72,488
       1,100   MBIA, Inc.                                                                                          57,618
      10,700   MBNA Corporation                                                                                   211,325
       3,700   Mellon Financial Corporation                                                                       102,453
       7,800   Merrill Lynch & Company, Inc.                                                                      420,654
       6,100   MetLife, Inc.                                                                                      237,290
       1,000   MGIC Investment Corporation                                                                         59,000
       1,000   Moody's Corporation                                                                                 82,140
       9,400   Morgan Stanley and Company                                                                         494,628
       4,500   National City Corporation                                                                          152,820
       4,000   North Fork Bancorporation, Inc.                                                                    112,600
       1,800   Northern Trust Corporation                                                                          81,054
       1,600   Plum Creek Timber Company, Inc.                                                                     55,264
       2,400   PNC Financial Services Group, Inc.                                                                 127,752
       2,600   Principal Financial Group, Inc.                                                                    101,608
       1,600   Progressive Corporation                                                                            146,032
       1,600   ProLogis Trust                                                                                      63,344
       2,400   Providian Financial Corporation(b)                                                                  40,008
       4,400   Prudential Financial, Inc.                                                                         251,460
       3,901   Regions Financial Corporation                                                                      130,644
       1,200   SAFECO Corporation                                                                                  63,204
       1,900   Simon Property Group, Inc.                                                                         125,533
       3,600   SLM Corporation                                                                                    171,504
       3,200   Sovereign Bancorp, Inc.(c)                                                                          65,824
       5,564   St. Paul Travelers Companies, Inc.                                                                 199,191
       2,800   State Street Corporation                                                                           129,444
       2,600   SunTrust Banks, Inc.                                                                               189,358
       2,800   Synovus Financial Corporation                                                                       78,484
       1,100   T. Rowe Price Group, Inc.                                                                           60,687
       1,000   Torchmark Corporation                                                                               53,430
      15,618   U.S. Bancorp                                                                                       435,742
       2,500   UnumProvident Corporation(c)                                                                        41,800
      13,336   Wachovia Corporation                                                                               682,536
       7,300   Washington Mutual, Inc.                                                                            301,636
      14,300   Wells Fargo & Company                                                                              857,142
       1,300   XL Capital, Ltd.                                                                                    91,390
         900   Zions Bancorporation                                                                                63,027
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                17,907,392
=========================================================================================================================

Health Care (13.3%)
-------------------------------------------------------------------------------------------------------------------------
      13,100   Abbott Laboratories                                                                                643,996
       2,400   Aetna, Inc.                                                                                        176,088
       1,100   Allergan, Inc.                                                                                      77,429
         900   AmerisourceBergen Corporation(c)                                                                    55,152
      10,536   Amgen, Inc.(b)                                                                                     613,301
       1,700   Applera Corporation (Applied Biosystems
               Group)                                                                                              36,040
         600   Bausch & Lomb, Inc.                                                                                 45,000
       5,200   Baxter International, Inc.                                                                         192,920
       2,100   Becton, Dickinson and Company                                                                      122,892
       2,790   Biogen Idec, Inc.(b)                                                                               101,110
       2,075   Biomet, Inc.                                                                                        80,282
       5,600   Boston Scientific Corporation(b)                                                                   165,648
      16,500   Bristol-Myers Squibb Company                                                                       429,000
         900   C.R. Bard, Inc.                                                                                     64,053
       3,600   Cardinal Health, Inc.                                                                              200,052
       3,800   Caremark Rx, Inc.(b)                                                                               152,190
       1,100   Chiron Corporation(b,c)                                                                             37,565
       1,100   CIGNA Corporation                                                                                  101,178
       9,500   Eli Lilly and Company                                                                              555,465
         700   Express Scripts, Inc.(b)                                                                            62,748
         900   Fisher Scientific International, Inc.(b)                                                            53,442
       3,000   Forest Laboratories, Inc.(b)                                                                       107,040
       2,000   Genzyme Corporation(b)                                                                             117,220
       3,600   Gilead Sciences, Inc.(b)                                                                           133,560
       2,700   Guidant Corporation                                                                                200,016
       3,200   HCA, Inc.                                                                                          178,688
       2,000   Health Management Associates, Inc.                                                                  49,460
       1,250   Hospira, Inc.(b)                                                                                    41,938
       1,300   Humana, Inc.(b)                                                                                     45,045
       2,000   IMS Health, Inc.                                                                                    47,960
      25,090   Johnson & Johnson                                                                                1,721,927
       2,033   King Pharmaceuticals, Inc.(b)                                                                       16,264
       1,100   Laboratory Corporation of America
               Holdings(b)                                                                                         54,450
         900   Manor Care, Inc.                                                                                    30,015
       2,400   McKesson Corporation                                                                                88,800
       2,225   Medco Health Solutions, Inc.(b)                                                                    113,408
       2,000   MedImmune, Inc.(b)                                                                                  50,740
      10,200   Medtronic, Inc.                                                                                    537,540
      18,600   Merck & Company, Inc.                                                                              630,540
         600   Millipore Corporation(b)                                                                            28,932
       2,200   Mylan Laboratories, Inc.                                                                            36,300
       1,200   PerkinElmer, Inc.                                                                                   22,200
      63,040   Pfizer, Inc.                                                                                     1,712,797
         700   Quest Diagnostics, Inc.                                                                             74,060
      12,400   Schering-Plough Corporation                                                                        258,788
       3,000   St. Jude Medical, Inc.(b)                                                                          117,090
       2,900   Stryker Corporation                                                                                140,795
       3,900   Tenet Healthcare Corporation(b)                                                                     46,683
       1,500   Thermo Electron Corporation(b)                                                                      37,470
       5,400   UnitedHealth Group, Inc.                                                                           510,354
       1,000   Waters Corporation(b)                                                                               39,630
       1,000   Watson Pharmaceuticals, Inc.(b)                                                                     30,000
       2,500   WellPoint, Inc.(b)                                                                                 319,375
      11,300   Wyeth                                                                                              507,822
       2,040   Zimmer Holdings, Inc.(b)                                                                           166,097
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               12,178,555
=========================================================================================================================

Industrials (11.4%)
-------------------------------------------------------------------------------------------------------------------------
       6,500   3M Company                                                                                         497,055
       1,900   Allied Waste Industries, Inc.(b,c)                                                                  15,181
       1,400   American Power Conversion Corporation                                                               33,964
       1,300   American Standard Companies, Inc.                                                                   58,123
       1,200   Apollo Group, Inc.(b)                                                                               86,544
         900   Avery Dennison Corporation                                                                          47,115
       7,000   Boeing Company                                                                                     416,640
       3,200   Burlington Northern Santa Fe Corporation                                                           154,400
       2,800   Caterpillar, Inc.                                                                                  246,540
       8,800   Cendant Corporation                                                                                175,208
       1,300   Cintas Corporation                                                                                  50,167
         900   Cooper Industries, Ltd.                                                                             57,294
       1,900   CSX Corporation                                                                                     76,247
         500   Cummins, Inc.(c)                                                                                    34,000
       2,000   Danaher Corporation                                                                                101,260
       2,000   Deere & Company                                                                                    125,080
       1,400   Delta Air Lines, Inc.(b,c)                                                                           4,606
       1,900   Dover Corporation                                                                                   69,084
       1,400   Eaton Corporation                                                                                   82,180
       3,400   Emerson Electric Company                                                                           213,078
       1,200   Equifax, Inc.                                                                                       40,380
       2,500   FedEx Corporation                                                                                  212,375
         700   Fluor Corporation                                                                                   36,092
       1,600   General Dynamics Corporation                                                                       168,080
      89,700   General Electric Company                                                                         3,247,138
       1,100   Goodrich Corporation                                                                                44,330
       1,300   H&R Block, Inc.                                                                                     64,753
       7,100   Honeywell International, Inc.                                                                      253,896
       2,100   Illinois Tool Works, Inc.                                                                          176,022
       1,400   Ingersoll-Rand Company                                                                             107,618
         900   ITT Industries, Inc.                                                                                81,414
         900   L-3 Communications Holdings, Inc.                                                                   63,873
       3,000   Lockheed Martin Corporation                                                                        182,850
       3,700   Masco Corporation                                                                                  116,513
         900   Monster Worldwide, Inc.(b)                                                                          20,709
         800   Navistar International Corporation(b)                                                               23,624
       3,300   Norfolk Southern Corporation                                                                       103,620
       2,934   Northrop Grumman Corporation                                                                       160,901
       1,425   PACCAR, Inc.                                                                                        96,758
       1,300   Pall Corporation                                                                                    34,879
       1,000   Parker-Hannifin Corporation                                                                         59,940
       2,000   Pitney Bowes, Inc.                                                                                  89,440
       1,900   R.R. Donnelley & Sons Company                                                                       62,529
       3,800   Raytheon Company                                                                                   142,918
       1,300   Robert Half International, Inc.                                                                     32,266
       1,300   Rockwell Automation, Inc.                                                                           60,099
       1,400   Rockwell Collins, Inc.                                                                              64,232
         700   Ryder System, Inc.                                                                                  25,851
       5,700   Southwest Airlines Company                                                                          84,816
       1,100   Textron, Inc.                                                                                       82,885
      16,938   Tyco International, Ltd.                                                                           530,329
       2,200   Union Pacific Corporation                                                                          140,646
       9,400   United Parcel Service, Inc.                                                                        670,314
       4,300   United Technologies Corporation                                                                    437,396
         800   W.W. Grainger, Inc.                                                                                 44,232
       4,700   Waste Management, Inc.                                                                             133,903
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               10,441,387
=========================================================================================================================

Information Technology (14.1%)
-------------------------------------------------------------------------------------------------------------------------
       7,000   ADC Telecommunications, Inc.(b,c)                                                                   15,890
       2,000   Adobe Systems, Inc.                                                                                118,940
       3,300   Advanced Micro Devices, Inc.(b,c)                                                                   46,959
       1,000   Affiliated Computer Services, Inc.(b)                                                               47,670
       3,100   Agilent Technologies, Inc.(b)                                                                       64,325
       3,100   Altera Corporation(b)                                                                               64,263
       3,100   Analog Devices, Inc.                                                                               105,741
       1,600   Andrew Corporation(b)                                                                               19,632
       6,900   Apple Computer, Inc.(b)                                                                            248,814
      14,100   Applied Materials, Inc.(b)                                                                         209,667
       2,600   Applied Micro Circuits Corporation(b)                                                                6,942
       1,900   Autodesk, Inc.                                                                                      60,477
       4,900   Automatic Data Processing, Inc.                                                                    212,856
       4,025   Avaya, Inc.(b)                                                                                      34,937
       1,800   BMC Software, Inc.(b)                                                                               29,160
       2,000   Broadcom Corporation(b)                                                                             59,820
       4,900   CIENA Corporation(b)                                                                                11,270
      54,700   Cisco Systems, Inc.(b)                                                                             945,216
       1,400   Citrix Systems, Inc.(b)                                                                             31,500
       3,900   Computer Associates International, Inc.                                                            104,910
       1,600   Computer Sciences Corporation(b)                                                                    69,568
       3,200   Compuware Corporation(b)                                                                            19,040
       1,600   Comverse Technology, Inc.(b)                                                                        36,464
       1,300   Convergys Corporation(b)                                                                            16,848
      11,900   Corning, Inc.(b)                                                                                   163,625
      20,800   Dell, Inc.(b)                                                                                      724,464
       2,600   Electronic Arts, Inc.(b)                                                                           138,814
       4,300   Electronic Data Systems Corporation                                                                 83,205
      20,300   EMC Corporation(b)                                                                                 266,336
       6,703   First Data Corporation                                                                             254,915
       1,650   Fiserv, Inc.(b)                                                                                     69,795
       3,299   Freescale Semiconductor, Inc.(b)                                                                    62,219
       1,900   Gateway, Inc.(b)                                                                                     6,479
      24,441   Hewlett-Packard Company                                                                            500,307
      52,700   Intel Corporation                                                                                1,239,504
      13,800   International Business Machines
               Corporation                                                                                      1,054,044
       1,500   Intuit, Inc.(b)                                                                                     60,450
       1,400   Jabil Circuit, Inc.(b)                                                                              38,640
      12,100   JDS Uniphase Corporation(b)                                                                         17,908
       1,600   KLA-Tencor Corporation                                                                              62,432
       1,000   Lexmark International, Inc.(b)                                                                      69,450
       2,500   Linear Technology Corporation                                                                       89,350
       3,300   LSI Logic Corporation(b,c)                                                                          17,688
      37,400   Lucent Technologies, Inc.(b,c)                                                                      90,882
       2,700   Maxim Integrated Products, Inc.                                                                    100,980
         700   Mercury Interactive Corporation(b)                                                                  28,931
       5,100   Micron Technology, Inc.(b)                                                                          49,521
      78,300   Microsoft Corporation                                                                            1,980,990
       1,200   Molex, Inc.                                                                                         30,492
      20,700   Motorola, Inc.                                                                                     317,538
       2,900   National Semiconductor Corporation                                                                  55,332
       1,600   NCR Corporation(b)                                                                                  52,800
       3,000   Network Appliance, Inc.(b)                                                                          79,890
       3,100   Novell, Inc.(b,c)                                                                                   18,321
       1,300   Novellus Systems, Inc.(b)                                                                           30,459
       1,400   NVIDIA Corporation(b)                                                                               30,716
      31,800   Oracle Corporation(b)                                                                              367,608
       2,500   Parametric Technology Corporation(b)                                                                13,300
       2,700   Paychex, Inc.                                                                                       82,620
       1,700   PMC-Sierra, Inc.(b)                                                                                 13,702
         700   QLogic Corporation(b)                                                                               23,268
      13,900   QUALCOMM, Inc.                                                                                     484,971
       1,200   Sabre Holdings Corporation                                                                          23,472
       4,300   Sanmina-SCI Corporation(b)                                                                          17,243
       1,200   Scientific-Atlanta, Inc.                                                                            36,696
       4,300   Siebel Systems, Inc.(b)                                                                             38,700
       8,100   Solectron Corporation(b)                                                                            26,730
      28,500   Sun Microsystems, Inc.(b)                                                                          103,455
       2,400   SunGard Data Systems, Inc.(b)                                                                       80,160
       5,900   Symantec Corporation(b)                                                                            110,802
       1,950   Symbol Technologies, Inc.                                                                           26,072
         900   Tektronix, Inc.                                                                                     19,494
       3,900   Tellabs, Inc.(b)                                                                                    30,264
       1,800   Teradyne, Inc.(b)                                                                                   19,836
      14,500   Texas Instruments, Inc.                                                                            361,920
       2,800   Unisys Corporation(b)                                                                               18,172
       3,500   VERITAS Software Corporation(b)                                                                     72,065
       8,000   Xerox Corporation(b)                                                                               106,000
       2,900   Xilinx, Inc.                                                                                        78,126
      10,200   Yahoo!, Inc.(b)                                                                                    352,002
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    12,874,064
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,900   Air Products and Chemicals, Inc.                                                                   111,587
       7,300   Alcoa, Inc.                                                                                        211,846
         900   Allegheny Technologies, Inc.                                                                        20,160
       1,000   Ball Corporation                                                                                    39,500
       1,000   Bemis Company, Inc.                                                                                 27,560
       7,983   Dow Chemical Company                                                                               366,659
       8,400   E.I. du Pont de Nemours and Company                                                                395,724
         800   Eastman Chemical Company                                                                            43,200
       1,600   Ecolab, Inc.                                                                                        52,336
       1,100   Engelhard Corporation                                                                               33,693
       1,500   Freeport-McMoRan Copper & Gold, Inc.(c)                                                             51,990
       2,152   Georgia-Pacific Corporation                                                                         73,749
         600   Great Lakes Chemical Corporation                                                                    18,624
       1,000   Hercules, Inc.(b)                                                                                   13,230
         800   International Flavors & Fragrances, Inc.                                                            30,320
       4,100   International Paper Company                                                                        140,589
       1,000   Louisiana-Pacific Corporation                                                                       24,600
       1,791   MeadWestvaco Corporation                                                                            52,745
       2,184   Monsanto Company                                                                                   128,026
       3,700   Newmont Mining Corporation                                                                         140,489
       1,300   Nucor Corporation                                                                                   66,430
       1,300   Pactiv Corporation(b)                                                                               27,872
         800   Phelps Dodge Corporation                                                                            68,680
       1,600   PPG Industries, Inc.                                                                               108,080
       2,600   Praxair, Inc.                                                                                      121,758
       1,400   Rohm and Haas Company                                                                               61,124
         800   Sealed Air Corporation(b)                                                                           38,752
         700   Sigma-Aldrich Corporation                                                                           40,901
       1,000   Temple-Inland, Inc.                                                                                 33,750
         900   United States Steel Corporation                                                                     38,484
       1,000   Vulcan Materials Company                                                                            53,040
       2,000   Weyerhaeuser Company                                                                               137,220
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,772,718
=========================================================================================================================

Telecommunications Services (3.1%)
-------------------------------------------------------------------------------------------------------------------------
       2,600   ALLTEL Corporation                                                                                 148,096
       6,760   AT&T Corporation                                                                                   129,319
      15,500   BellSouth Corporation                                                                              410,595
       1,200   CenturyTel, Inc.                                                                                    36,828
       3,000   Citizens Communications Company                                                                     38,250
       9,500   Nextel Communications, Inc.(b)                                                                     265,905
      12,700   Qwest Communications International,
               Inc.(b,c)                                                                                           43,434
      27,900   SBC Communications, Inc.                                                                           664,020
      12,500   Sprint Corporation                                                                                 278,250
      23,400   Verizon Communications, Inc.                                                                       837,720
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                2,852,417
=========================================================================================================================

Utilities (3.3%)
-------------------------------------------------------------------------------------------------------------------------
       5,400   AES Corporation(b)                                                                                  86,832
       1,300   Allegheny Energy, Inc.(b,c)                                                                         31,772
       1,700   Ameren Corporation(c)                                                                               87,890
       3,300   American Electric Power Company, Inc.                                                              116,226
       4,500   Calpine Corporation(b,c)                                                                             8,055
       2,300   CenterPoint Energy, Inc.                                                                            27,232
       1,800   Cinergy Corporation                                                                                 71,280
       1,900   CMS Energy Corporation(b,c)                                                                         24,548
       2,100   Consolidated Edison, Inc.(c)                                                                        90,888
       1,400   Constellation Energy Group, Inc.                                                                    73,584
       2,800   Dominion Resources, Inc.                                                                           211,120
       1,700   DTE Energy Company                                                                                  78,115
       7,900   Duke Energy Corporation                                                                            230,601
       2,400   Dynegy, Inc.(b,c)                                                                                    8,040
       2,700   Edison International, Inc.                                                                          98,010
       1,900   Entergy Corporation                                                                                139,270
       5,550   Exelon Corporation                                                                                 274,725
       2,800   FirstEnergy Corporation                                                                            121,856
       3,200   FPL Group, Inc.                                                                                    130,624
       1,600   KeySpan Corporation                                                                                 60,688
         500   Nicor, Inc.(c)                                                                                      18,485
       2,437   NiSource, Inc.                                                                                      56,636
         500   Peoples Energy Corporation                                                                          19,800
       3,000   PG&E Corporation                                                                                   104,160
         900   Pinnacle West Capital Corporation                                                                   37,710
       1,700   PPL Corporation                                                                                     92,242
       2,127   Progress Energy, Inc.                                                                               89,313
       1,900   Public Service Enterprise Group, Inc.                                                              110,390
       2,200   Sempra Energy                                                                                       88,836
       6,200   Southern Company                                                                                   204,290
       1,900   TECO Energy, Inc.(c)                                                                                31,559
       2,000   TXU Corporation(d)                                                                                 171,580
       3,555   Xcel Energy, Inc.                                                                                   61,075
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,057,432
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $90,042,109)                                                           88,022,370
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (1.9%)                                             Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   1,773,570   Thrivent Financial Securities Lending
               Trust                                                       2.90%                 N/A           $1,773,570
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $1,773,570)                                                                         1,773,570
=========================================================================================================================

      Shares   Short-Term Investments (2.1%)                      Interest Rate(e)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
   1,947,688   Thrivent Money Market Fund(d)                               2.65%                 N/A           $1,947,688
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,947,688
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $93,763,367)                                                           $91,743,628
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) At April 29, 2005, $97,650 in cash was pledged as the initial margin deposit for open financial contacts. In addition, 2,000 shares in TXU
    Corporation common stock valued at $171,580 and $1,947,688 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contract as follows:


                                                                              Notional
                       Number of     Expiration                               Principal     Unrealized
Type                   Contracts        Date        Position      Value         Amount         Loss
------------------------------------------------------------------------------------------------------
S&P 500 Mini Futures      35         June 2005        Long      $2,027,375    $2,041,226      $13,851

(e) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.



Large Cap Index Fund-I
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (97.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (10.5%)
-------------------------------------------------------------------------------------------------------------------------
         508   AutoNation, Inc.(b)                                                                                 $9,281
         152   AutoZone, Inc.(b,c)                                                                                 12,616
         857   Bed Bath & Beyond, Inc.(b)                                                                          31,889
         761   Best Buy Company, Inc.                                                                              38,309
         302   Big Lots, Inc.(b)                                                                                    3,074
         201   Black & Decker Corporation                                                                          16,810
         302   Brunswick Corporation                                                                               12,684
       1,165   Carnival Corporation                                                                                56,945
         402   Centex Corporation                                                                                  23,203
         554   Circuit City Stores, Inc.(b)                                                                         8,753
       1,415   Clear Channel Communications, Inc.                                                                  45,195
       1,000   Coach, Inc.(b)                                                                                      26,800
       6,416   Comcast Corporation(b)                                                                             206,018
         251   Cooper Tire & Rubber Company                                                                         4,380
         404   Dana Corporation                                                                                     4,614
         380   Darden Restaurants, Inc.                                                                            11,400
       1,615   Delphi Corporation                                                                                   5,330
         201   Dillard's, Inc.                                                                                      4,677
         771   Dollar General Corporation                                                                          15,690
         300   Dow Jones & Company, Inc.(c)                                                                        10,032
         858   Eastman Kodak Company                                                                               21,450
       3,132   eBay, Inc.(b)                                                                                       99,378
         505   Family Dollar Stores, Inc.                                                                          13,625
         503   Federated Department Stores, Inc.                                                                   28,922
       5,354   Ford Motor Company                                                                                  48,775
         454   Fortune Brands, Inc.                                                                                38,399
         704   Gannett Company, Inc.                                                                               54,208
       1,774   Gap, Inc.                                                                                           37,875
       1,665   General Motors Corporation(c)                                                                       44,422
         554   Genuine Parts Company                                                                               23,767
         503   Goodyear Tire & Rubber Company(b,c)                                                                  5,971
         808   Harley-Davidson, Inc.                                                                               37,992
         302   Harrah's Entertainment, Inc.                                                                        19,817
         404   Hasbro, Inc.                                                                                         7,644
       1,161   Hilton Hotels Corporation                                                                           25,345
       6,367   Home Depot, Inc.                                                                                   225,201
       1,008   International Game Technology                                                                       27,105
       1,260   Interpublic Group of Companies, Inc.(b)                                                             16,204
         756   J.C. Penney Company, Inc. (Holding
               Company)                                                                                            35,842
         504   Johnson Controls, Inc.                                                                             27,654
         354   Jones Apparel Group, Inc.                                                                           10,779
         200   KB Home                                                                                             11,400
         201   Knight-Ridder, Inc.                                                                                 13,005
         858   Kohl's Corporation(b)                                                                               40,841
         504   Leggett & Platt, Inc.                                                                               13,588
       1,064   Limited Brands, Inc.                                                                                23,078
         303   Liz Claiborne, Inc.                                                                                 10,735
       2,274   Lowe's Companies, Inc.                                                                             118,498
         555   Marriott International, Inc.                                                                        34,826
       1,162   Mattel, Inc.                                                                                        20,974
         856   May Department Stores Company                                                                       30,028
         250   Maytag Corporation(c)                                                                                2,422
       3,685   McDonald's Corporation                                                                             108,007
         504   McGraw-Hill Companies, Inc.                                                                         43,888
         200   Meredith Corporation                                                                                 9,400
         454   New York Times Company                                                                              15,145
         756   Newell Rubbermaid, Inc.                                                                             16,428
       7,200   News Corporation                                                                                   110,016
         557   NIKE, Inc.                                                                                          42,783
         352   Nordstrom, Inc.                                                                                     17,892
         907   Office Depot, Inc.(b)                                                                               17,759
         301   OfficeMax, Inc.                                                                                      9,776
         503   Omnicom Group, Inc.                                                                                 41,699
         302   Pulte Homes, Inc.                                                                                   21,578
         503   RadioShack Corporation                                                                              12,560
         100   Reebok International, Ltd.                                                                           4,061
         276   Sears Holdings Corporation(b)                                                                       37,276
         353   Sherwin-Williams Company                                                                            15,733
         300   Snap-On, Inc.                                                                                        9,951
         201   Stanley Works                                                                                        8,649
       2,118   Staples, Inc.                                                                                       40,390
       1,110   Starbucks Corporation(b)                                                                            54,967
         606   Starwood Hotels & Resorts Worldwide, Inc.                                                           32,930
       2,628   Target Corporation                                                                                 121,939
         404   Tiffany & Company                                                                                   12,181
      12,886   Time Warner, Inc.(b)                                                                               216,614
       1,416   TJX Companies, Inc.                                                                                 32,072
         654   Toys 'R' Us, Inc.(b)                                                                                16,579
         806   Tribune Company                                                                                     31,112
         706   Univision Communications, Inc.(b)                                                                   18,561
         202   VF Corporation                                                                                      11,431
       4,923   Viacom, Inc.                                                                                       170,434
         429   Visteon Corporation(c)                                                                               1,502
       5,911   Walt Disney Company                                                                                156,050
         302   Wendy's International, Inc.                                                                         12,965
         151   Whirlpool Corporation                                                                                9,371
         859   Yum! Brands, Inc.                                                                                   40,339
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,239,508
=========================================================================================================================

Consumer Staples (9.8%)
-------------------------------------------------------------------------------------------------------------------------
         201   Alberto-Culver Company                                                                               8,944
       1,059   Albertson's, Inc.(c)                                                                                20,958
       5,909   Altria Group, Inc.                                                                                 384,026
       2,325   Anheuser-Busch Companies, Inc.                                                                     108,973
       1,738   Archer-Daniels-Midland Company                                                                      31,267
       1,412   Avon Products, Inc.                                                                                 56,593
         200   Brown-Forman Corporation                                                                            11,100
         660   Campbell Soup Company                                                                               19,628
         405   Clorox Company                                                                                      25,636
       6,123   Coca-Cola Company                                                                                  265,983
         711   Coca-Cola Enterprises, Inc.                                                                         14,433
       1,565   Colgate-Palmolive Company                                                                           77,921
       1,512   ConAgra Foods, Inc.                                                                                 40,446
       1,361   Costco Wholesale Corporation                                                                        55,229
       1,110   CVS Corporation                                                                                     57,254
       1,060   General Mills, Inc.                                                                                 52,364
       2,880   Gillette Company                                                                                   148,723
       1,059   H.J. Heinz Company                                                                                  39,024
         860   Kellogg Company                                                                                     38,657
       1,364   Kimberly-Clark Corporation                                                                          85,182
       1,972   Kroger Company(b)                                                                                   31,098
         404   McCormick & Company, Inc.                                                                           13,974
         250   Molson Coors Brewing Company                                                                        15,438
         408   Pepsi Bottling Group, Inc.                                                                          11,697
       4,897   PepsiCo, Inc.                                                                                      272,469
       7,374   Procter & Gamble Company                                                                           399,302
         202   Reynolds American, Inc.(c)                                                                          15,750
       1,261   Safeway, Inc.(b)                                                                                    26,847
       2,222   Sara Lee Corporation                                                                                47,529
         352   SUPERVALU, Inc.                                                                                     11,109
       1,868   SYSCO Corporation                                                                                   64,633
         504   The Hershey Company                                                                                 32,206
         503   UST, Inc.                                                                                           23,037
       7,182   Wal-Mart Stores, Inc.                                                                              338,559
       2,929   Walgreen Company                                                                                   126,123
         505   William Wrigley Jr. Company                                                                         34,911
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,007,023
=========================================================================================================================

Energy (8.3%)
-------------------------------------------------------------------------------------------------------------------------
         251   Amerada Hess Corporation                                                                            23,506
         720   Anadarko Petroleum Corporation                                                                      52,589
         946   Apache Corporation                                                                                  53,250
         151   Ashland, Inc.                                                                                       10,153
       1,008   Baker Hughes, Inc.                                                                                  44,473
         455   BJ Services Company                                                                                 22,181
       1,110   Burlington Resources, Inc.                                                                          53,957
       5,972   ChevronTexaco Corporation                                                                          310,544
       1,962   ConocoPhillips                                                                                     205,716
       1,412   Devon Energy Corporation                                                                            63,780
       1,875   El Paso Corporation                                                                                 18,731
         606   EOG Resources, Inc.                                                                                 28,815
      18,105   Exxon Mobil Corporation                                                                          1,032,528
       1,462   Halliburton Company                                                                                 60,805
         451   Kerr-McGee Corporation(c)                                                                           34,998
         253   Kinder Morgan, Inc.                                                                                 19,344
       1,007   Marathon Oil Corporation                                                                            46,896
         353   Nabors Industries, Ltd.(b)                                                                          19,016
         500   National Oilwell Varco, Inc.(b)                                                                     19,870
         404   Noble Corporation                                                                                   20,564
       1,161   Occidental Petroleum Corporation                                                                    80,109
         301   Rowan Companies, Inc.                                                                                7,986
       1,715   Schlumberger, Ltd.                                                                                 117,323
         201   Sunoco, Inc.                                                                                        19,951
         957   Transocean, Inc.(b)                                                                                 44,376
         756   Unocal Corporation                                                                                  41,240
         700   Valero Energy Corporation                                                                           47,971
       1,563   Williams Companies, Inc.                                                                            26,602
         933   XTO Energy, Inc.                                                                                    28,149
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,555,423
=========================================================================================================================

Financials (20.0%)
-------------------------------------------------------------------------------------------------------------------------
         857   ACE, Ltd.                                                                                           36,817
       1,463   AFLAC, Inc.                                                                                         59,471
       1,970   Allstate Corporation                                                                               110,635
         303   Ambac Financial Group, Inc.                                                                         20,256
       3,188   American Express Company                                                                           168,008
       7,727   American International Group, Inc.                                                                 392,918
       1,059   AmSouth Bancorporation                                                                              27,873
         907   Aon Corporation                                                                                     18,911
         353   Apartment Investment & Management Company                                                           13,456
         600   Archstone-Smith Trust                                                                               21,582
      11,734   Bank of America Corporation                                                                        528,499
       2,272   Bank of New York Company, Inc.                                                                      63,480
       1,612   BB&T Corporation                                                                                    63,207
         252   Bear Stearns Companies, Inc.                                                                        23,854
         705   Capital One Financial Corporation                                                                   49,977
       2,887   Charles Schwab Corporation                                                                          29,880
         553   Chubb Corporation                                                                                   45,224
         450   Cincinnati Financial Corporation                                                                    18,126
         600   CIT Group, Inc.                                                                                     24,168
      15,160   Citigroup, Inc.                                                                                    711,914
         453   Comerica, Inc.                                                                                      25,939
         400   Compass Bancshares, Inc.                                                                            17,208
       1,706   Countrywide Financial Corporation                                                                   61,740
       1,100   E*TRADE Financial Corporation(b)                                                                    12,221
       1,212   Equity Office Properties Trust                                                                      38,142
         858   Equity Residential REIT                                                                             29,472
       2,019   Federal Home Loan Mortgage Corporation                                                             124,209
       2,928   Federal National Mortgage Corporation                                                              157,966
         303   Federated Investors, Inc.                                                                            8,620
       1,407   Fifth Third Bancorp                                                                                 61,204
         454   First Horizon National Corporation(c)                                                               18,855
         455   Franklin Resources, Inc.                                                                            31,249
         706   Golden West Financial Corporation                                                                   44,005
       1,113   Goldman Sachs Group, Inc.                                                                          118,857
         856   Hartford Financial Services Group, Inc.                                                             61,949
         726   Huntington Bancshares, Inc.                                                                         17,068
      10,278   J.P. Morgan Chase & Company                                                                        364,766
         706   Janus Capital Group, Inc.                                                                            9,171
         430   Jefferson-Pilot Corporation                                                                         21,590
       1,210   KeyCorp                                                                                             40,124
         805   Lehman Brothers Holdings, Inc.                                                                      73,835
         553   Lincoln National Corporation                                                                        24,868
         354   Loews Corporation                                                                                   25,092
         200   M&T Bank Corporation                                                                                20,690
       1,566   Marsh & McLennan Companies, Inc.                                                                    43,895
         506   Marshall & Ilsley Corporation                                                                       21,576
         429   MBIA, Inc.                                                                                          22,471
       3,715   MBNA Corporation                                                                                    73,371
       1,261   Mellon Financial Corporation                                                                        34,917
       2,678   Merrill Lynch & Company, Inc.                                                                      144,425
       2,170   MetLife, Inc.                                                                                       84,413
         251   MGIC Investment Corporation                                                                         14,809
         353   Moody's Corporation                                                                                 28,995
       3,231   Morgan Stanley and Company                                                                         170,015
       1,516   National City Corporation                                                                          $51,483
       1,357   North Fork Bancorporation, Inc.                                                                     38,200
         504   Northern Trust Corporation                                                                          22,695
         556   Plum Creek Timber Company, Inc.                                                                     19,204
         855   PNC Financial Services Group, Inc.                                                                  45,512
         860   Principal Financial Group, Inc.                                                                     33,609
         606   Progressive Corporation                                                                             55,310
         500   ProLogis Trust                                                                                      19,795
         806   Providian Financial Corporation(b)                                                                  13,436
       1,467   Prudential Financial, Inc.                                                                          83,839
       1,323   Regions Financial Corporation                                                                       44,307
         402   SAFECO Corporation                                                                                  21,173
         655   Simon Property Group, Inc.                                                                          43,276
       1,262   SLM Corporation                                                                                     60,122
       1,000   Sovereign Bancorp, Inc.(c)                                                                          20,570
       1,953   St. Paul Travelers Companies, Inc.                                                                  69,917
       1,008   State Street Corporation                                                                            46,600
         956   SunTrust Banks, Inc.                                                                                69,625
         908   Synovus Financial Corporation                                                                       25,451
         351   T. Rowe Price Group, Inc.                                                                           19,365
         352   Torchmark Corporation                                                                               18,807
       5,369   U.S. Bancorp                                                                                       149,795
         857   UnumProvident Corporation(c)                                                                        14,329
       4,591   Wachovia Corporation                                                                               234,967
       2,478   Washington Mutual, Inc.                                                                            102,391
       4,848   Wells Fargo & Company                                                                              290,589
         404   XL Capital, Ltd.                                                                                    28,401
         252   Zions Bancorporation                                                                                17,648
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 6,136,399
=========================================================================================================================

Health Care (13.6%)
-------------------------------------------------------------------------------------------------------------------------
       4,596   Abbott Laboratories                                                                                225,939
         906   Aetna, Inc.                                                                                         66,473
         403   Allergan, Inc.                                                                                      28,367
         302   AmerisourceBergen Corporation                                                                       18,507
       3,507   Amgen, Inc.(b)                                                                                     204,142
         554   Applera Corporation (Applied Biosystems
               Group)                                                                                              11,745
         201   Bausch & Lomb, Inc.                                                                                 15,075
       1,769   Baxter International, Inc.                                                                          65,630
         706   Becton, Dickinson and Company                                                                       41,315
       1,005   Biogen Idec, Inc.(b)                                                                                36,421
         744   Biomet, Inc.                                                                                        28,785
       1,922   Boston Scientific Corporation(b)                                                                    56,853
       5,656   Bristol-Myers Squibb Company                                                                       147,056
         302   C.R. Bard, Inc.                                                                                     21,493
       1,237   Cardinal Health, Inc.                                                                               68,740
       1,300   Caremark Rx, Inc.(b)                                                                                52,065
         304   Chiron Corporation(b,c)                                                                             10,382
         404   CIGNA Corporation                                                                                   37,160
       3,283   Eli Lilly and Company                                                                              191,957
         200   Express Scripts, Inc.(b)                                                                            17,928
         300   Fisher Scientific International, Inc.(b)                                                            17,814
       1,112   Forest Laboratories, Inc.(b)                                                                        39,676
         706   Genzyme Corporation(b)                                                                              41,379
       1,300   Gilead Sciences, Inc.(b)                                                                            48,230
         906   Guidant Corporation                                                                                 67,116
       1,063   HCA, Inc.                                                                                           59,358
         657   Health Management Associates, Inc.                                                                  16,248
         409   Hospira, Inc.(b)                                                                                    13,722
         454   Humana, Inc.(b)                                                                                     15,731
         654   IMS Health, Inc.                                                                                    15,683
       8,635   Johnson & Johnson                                                                                  592,620
         673   King Pharmaceuticals, Inc.(b)                                                                        5,384
         400   Laboratory Corporation of America
               Holdings(b)                                                                                         19,800
         251   Manor Care, Inc.                                                                                     8,371
         856   McKesson Corporation                                                                                31,672
         741   Medco Health Solutions, Inc.(b)                                                                     37,769
         707   MedImmune, Inc.(b)                                                                                  17,937
       3,534   Medtronic, Inc.                                                                                    186,242
       6,417   Merck & Company, Inc.                                                                              217,536
         150   Millipore Corporation(b)                                                                             7,233
         800   Mylan Laboratories, Inc.                                                                            13,200
         352   PerkinElmer, Inc.                                                                                    6,512
      21,581   Pfizer, Inc.                                                                                       586,356
         203   Quest Diagnostics, Inc.                                                                             21,477
       4,243   Schering-Plough Corporation                                                                         88,551
       1,012   St. Jude Medical, Inc.(b)                                                                           39,498
       1,008   Stryker Corporation                                                                                 48,938
       1,390   Tenet Healthcare Corporation(b)                                                                     16,638
         454   Thermo Electron Corporation(b)                                                                      11,341
       1,916   UnitedHealth Group, Inc.                                                                           181,081
         354   Waters Corporation(b)                                                                               14,029
         301   Watson Pharmaceuticals, Inc.(b)                                                                      9,030
         860   WellPoint, Inc.(b)                                                                                 109,865
       3,839   Wyeth                                                                                              172,525
         739   Zimmer Holdings, Inc.(b)                                                                            60,169
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                4,184,764
=========================================================================================================================

Industrials (11.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,224   3M Company                                                                                         170,069
         554   Allied Waste Industries, Inc.(b)                                                                     4,426
         505   American Power Conversion Corporation                                                               12,251
         456   American Standard Companies, Inc.                                                                   20,388
         455   Apollo Group, Inc.(b)                                                                               32,815
         302   Avery Dennison Corporation                                                                          15,810
       2,474   Boeing Company                                                                                     147,252
       1,058   Burlington Northern Santa Fe Corporation                                                            51,048
         959   Caterpillar, Inc.                                                                                   84,440
       3,029   Cendant Corporation                                                                                 60,307
         405   Cintas Corporation                                                                                  15,629
         252   Cooper Industries, Ltd.                                                                             16,042
         654   CSX Corporation                                                                                     26,245
         150   Cummins, Inc.                                                                                       10,200
         704   Danaher Corporation                                                                                 35,644
         755   Deere & Company                                                                                     47,218
         502   Delta Air Lines, Inc.(b,c)                                                                           1,652
         554   Dover Corporation                                                                                   20,143
         404   Eaton Corporation                                                                                   23,715
       1,261   Emerson Electric Company                                                                            79,027
         403   Equifax, Inc.                                                                                       13,561
         907   FedEx Corporation                                                                                   77,050
         202   Fluor Corporation                                                                                   10,415
         554   General Dynamics Corporation                                                                        58,198
      30,950   General Electric Company                                                                         1,120,395
         301   Goodrich Corporation                                                                                12,130
         455   H&R Block, Inc.                                                                                     22,664
       2,524   Honeywell International, Inc.                                                                       90,258
         707   Illinois Tool Works, Inc.                                                                           59,261
         504   Ingersoll-Rand Company                                                                              38,742
         252   ITT Industries, Inc.                                                                                22,796
         300   L-3 Communications Holdings, Inc.                                                                   21,291
       1,062   Lockheed Martin Corporation                                                                         64,729
       1,261   Masco Corporation                                                                                   39,709
         301   Monster Worldwide, Inc.(b)                                                                           6,926
         150   Navistar International Corporation(b)                                                                4,430
       1,110   Norfolk Southern Corporation                                                                        34,854
       1,046   Northrop Grumman Corporation                                                                        57,363
         543   PACCAR, Inc.                                                                                        36,870
         351   Pall Corporation                                                                                     9,417
         352   Parker-Hannifin Corporation                                                                         21,099
         655   Pitney Bowes, Inc.                                                                                  29,292
         601   R.R. Donnelley & Sons Company                                                                       19,779
       1,259   Raytheon Company                                                                                    47,351
         405   Robert Half International, Inc.                                                                     10,052
         454   Rockwell Automation, Inc.                                                                           20,988
         554   Rockwell Collins, Inc.                                                                              25,418
         200   Ryder System, Inc.                                                                                   7,386
       1,995   Southwest Airlines Company                                                                          29,686
         402   Textron, Inc.                                                                                       30,291
       5,861   Tyco International, Ltd.                                                                           183,508
         756   Union Pacific Corporation                                                                           48,331
       3,284   United Parcel Service, Inc.                                                                        234,182
       1,511   United Technologies Corporation                                                                    153,699
         252   W.W. Grainger, Inc.                                                                                 13,933
       1,664   Waste Management, Inc.                                                                              47,407
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,597,782
=========================================================================================================================

Information Technology (14.4%)
-------------------------------------------------------------------------------------------------------------------------
       2,372   ADC Telecommunications, Inc.(b)                                                                      5,384
         655   Adobe Systems, Inc.                                                                                 38,953
       1,107   Advanced Micro Devices, Inc.(b)                                                                     15,753
         400   Affiliated Computer Services, Inc.(b)                                                               19,068
       1,051   Agilent Technologies, Inc.(b)                                                                       21,808
       1,059   Altera Corporation(b)                                                                               21,953
       1,110   Analog Devices, Inc.                                                                                37,862
         451   Andrew Corporation(b)                                                                                5,534
       2,220   Apple Computer, Inc.(b)                                                                             80,053
       4,702   Applied Materials, Inc.(b)                                                                          69,919
         958   Applied Micro Circuits Corporation(b)                                                                2,558
         604   Autodesk, Inc.                                                                                      19,225
       1,665   Automatic Data Processing, Inc.                                                                     72,328
       1,318   Avaya, Inc.(b)                                                                                      11,440
         607   BMC Software, Inc.(b)                                                                                9,833
         755   Broadcom Corporation(b)                                                                             22,582
       1,660   CIENA Corporation(b)                                                                                 3,818
      18,714   Cisco Systems, Inc.(b)                                                                             323,378
         503   Citrix Systems, Inc.(b)                                                                             11,318
       1,365   Computer Associates International, Inc.                                                             36,718
         504   Computer Sciences Corporation(b)                                                                    21,914
       1,159   Compuware Corporation(b)                                                                             6,896
         554   Comverse Technology, Inc.(b)                                                                        12,626
         404   Convergys Corporation(b)                                                                             5,236
       4,033   Corning, Inc.(b)                                                                                    55,454
       7,176   Dell, Inc.(b)                                                                                      249,940
         908   Electronic Arts, Inc.(b)                                                                            48,478
       1,512   Electronic Data Systems Corporation                                                                 29,257
       6,715   EMC Corporation(b)                                                                                  88,101
       2,365   First Data Corporation                                                                              89,941
         580   Fiserv, Inc.(b)                                                                                     24,534
       1,123   Freescale Semiconductor, Inc.(b)                                                                    21,180
         757   Gateway, Inc.(b)                                                                                     2,581
       8,307   Hewlett-Packard Company                                                                            170,044
      18,049   Intel Corporation                                                                                  424,512
       4,848   International Business Machines
               Corporation                                                                                        370,290
         555   Intuit, Inc.(b)                                                                                     22,366
         505   Jabil Circuit, Inc.(b)                                                                              13,938
       4,241   JDS Uniphase Corporation(b)                                                                          6,277
         604   KLA-Tencor Corporation                                                                              23,568
         351   Lexmark International, Inc.(b)                                                                      24,377
         857   Linear Technology Corporation                                                                       30,629
       1,108   LSI Logic Corporation(b,c)                                                                           5,939
      12,816   Lucent Technologies, Inc.(b,c)                                                                      31,143
         959   Maxim Integrated Products, Inc.                                                                     35,867
         201   Mercury Interactive Corporation(b)                                                                   8,307
       1,766   Micron Technology, Inc.(b)                                                                          17,148
      26,825   Microsoft Corporation                                                                              678,672
         467   Molex, Inc.                                                                                         11,866
       7,051   Motorola, Inc.                                                                                     108,162
       1,008   National Semiconductor Corporation                                                                  19,233
         502   NCR Corporation(b)                                                                                  16,566
       1,008   Network Appliance, Inc.(b)                                                                          26,843
       1,109   Novell, Inc.(b,c)                                                                                    6,554
         453   Novellus Systems, Inc.(b)                                                                           10,614
         455   NVIDIA Corporation(b)                                                                                9,983
      10,757   Oracle Corporation(b)                                                                              124,351
         806   Parametric Technology Corporation(b)                                                                 4,288
         985   Paychex, Inc.                                                                                       30,141
         504   PMC-Sierra, Inc.(b)                                                                                  4,062
         251   QLogic Corporation(b)                                                                                8,343
       4,842   QUALCOMM, Inc.                                                                                     168,937
         389   Sabre Holdings Corporation                                                                           7,609
       1,513   Sanmina-SCI Corporation(b)                                                                           6,067
         453   Scientific-Atlanta, Inc.                                                                            13,853
       1,462   Siebel Systems, Inc.(b)                                                                             13,158
       2,772   Solectron Corporation(b)                                                                             9,148
       9,696   Sun Microsystems, Inc.(b)                                                                           35,196
         808   SunGard Data Systems, Inc.(b)                                                                       26,987
       2,020   Symantec Corporation(b)                                                                             37,936
         730   Symbol Technologies, Inc.                                                                            9,760
         301   Tektronix, Inc.                                                                                      6,520
       1,360   Tellabs, Inc.(b)                                                                                    10,554
         554   Teradyne, Inc.(b)                                                                                    6,105
       4,998   Texas Instruments, Inc.                                                                            124,750
         957   Unisys Corporation(b)                                                                                6,211
       1,260   VERITAS Software Corporation(b)                                                                     25,943
       2,771   Xerox Corporation(b)                                                                                36,716
       1,006   Xilinx, Inc.                                                                                        27,102
       3,428   Yahoo!, Inc.(b)                                                                                    118,300
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     4,420,558
=========================================================================================================================

Materials (3.0%)
-------------------------------------------------------------------------------------------------------------------------
         656   Air Products and Chemicals, Inc.                                                                    38,527
       2,486   Alcoa, Inc.                                                                                         72,144
         251   Allegheny Technologies, Inc.                                                                         5,622
         302   Ball Corporation                                                                                    11,929
         302   Bemis Company, Inc.                                                                                  8,323
       2,718   Dow Chemical Company                                                                               124,838
       2,829   E.I. du Pont de Nemours and Company                                                                133,274
         201   Eastman Chemical Company                                                                            10,854
         504   Ecolab, Inc.                                                                                        16,486
         352   Engelhard Corporation                                                                               10,782
         503   Freeport-McMoRan Copper & Gold, Inc.                                                                17,434
         708   Georgia-Pacific Corporation                                                                         24,263
         151   Great Lakes Chemical Corporation                                                                     4,687
         352   Hercules, Inc.(b)                                                                                    4,657
         251   International Flavors & Fragrances, Inc.                                                             9,513
       1,419   International Paper Company                                                                         48,658
         351   Louisiana-Pacific Corporation                                                                        8,635
         596   MeadWestvaco Corporation                                                                            17,552
         723   Monsanto Company                                                                                    42,382
       1,260   Newmont Mining Corporation                                                                          47,842
         502   Nucor Corporation                                                                                   25,652
         454   Pactiv Corporation(b)                                                                                9,734
         301   Phelps Dodge Corporation                                                                            25,841
         504   PPG Industries, Inc.                                                                               34,045
         908   Praxair, Inc.                                                                                       42,522
         506   Rohm and Haas Company                                                                               22,092
         201   Sealed Air Corporation(b)                                                                            9,736
         151   Sigma-Aldrich Corporation                                                                            8,823
         402   Temple-Inland, Inc.                                                                                 13,568
         351   United States Steel Corporation                                                                     15,009
         251   Vulcan Materials Company                                                                            13,313
         705   Weyerhaeuser Company                                                                                48,370
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    927,107
=========================================================================================================================

Telecommunications Services (3.1%)
-------------------------------------------------------------------------------------------------------------------------
         857   ALLTEL Corporation                                                                                  48,815
       2,287   AT&T Corporation                                                                                    43,750
       5,254   BellSouth Corporation                                                                              139,178
         404   CenturyTel, Inc.                                                                                    12,399
       1,007   Citizens Communications Company                                                                     12,839
       3,178   Nextel Communications, Inc.(b)                                                                      88,952
       4,436   Qwest Communications International,
               Inc.(b,c)                                                                                           15,171
       9,598   SBC Communications, Inc.                                                                           228,432
       4,287   Sprint Corporation                                                                                  95,429
       7,974   Verizon Communications, Inc.                                                                       285,469
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                  970,434
=========================================================================================================================

Utilities (3.4%)
-------------------------------------------------------------------------------------------------------------------------
       1,864   AES Corporation(b)                                                                                  29,973
         452   Allegheny Energy, Inc.(b,c)                                                                         11,047
         603   Ameren Corporation                                                                                  31,175
       1,129   American Electric Power Company, Inc.                                                               39,763
       1,559   Calpine Corporation(b,c)                                                                             2,791
         806   CenterPoint Energy, Inc.                                                                             9,543
         603   Cinergy Corporation                                                                                 23,879
         602   CMS Energy Corporation(b)                                                                            7,778
         657   Consolidated Edison, Inc.                                                                           28,435
         503   Constellation Energy Group, Inc.                                                                    26,438
         929   Dominion Resources, Inc.                                                                            70,047
         503   DTE Energy Company                                                                                  23,113
       2,724   Duke Energy Corporation                                                                             79,514
         809   Dynegy, Inc.(b)                                                                                      2,710
         958   Edison International, Inc.                                                                          34,775
         606   Entergy Corporation                                                                                 44,420
       1,964   Exelon Corporation                                                                                  97,218
         958   FirstEnergy Corporation                                                                             41,692
       1,106   FPL Group, Inc.                                                                                     45,147
         454   KeySpan Corporation                                                                                 17,220
         250   Nicor, Inc.(c)                                                                                       9,242
         775   NiSource, Inc.                                                                                      18,011
         250   Peoples Energy Corporation                                                                           9,900
       1,060   PG&E Corporation                                                                                    36,803
         301   Pinnacle West Capital Corporation                                                                   12,612
         503   PPL Corporation                                                                                     27,293
         682   Progress Energy, Inc.                                                                               28,637
         706   Public Service Enterprise Group, Inc.                                                               41,019
         659   Sempra Energy                                                                                       26,610
       2,170   Southern Company                                                                                    71,502
         604   TECO Energy, Inc.(c)                                                                                10,032
         657   TXU Corporation                                                                                     56,364
       1,114   Xcel Energy, Inc.                                                                                   19,139
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,033,842
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $29,912,728)                                                           30,072,840
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (1.0%)                                             Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
     294,526   Thrivent Financial Securities Lending
               Trust                                                       2.90%                 N/A             $294,526
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $294,526)                                                                             294,526
=========================================================================================================================

      Shares   Short-Term Investments (1.2%)                      Interest Rate(d)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
     365,261   Thrivent Money Market Fund(e)                               2.65%                 N/A             $365,261
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   365,261
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $30,572,515)                                                           $30,732,627
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) The interest rate shown reflects the yield.

(e) At April 29, 2005, $18,900 in cash was pledged as the initial margin deposit for open financial contacts. In addition, $365,261 of Short-Term
    Investments were earmarked as collateral to cover open financial futures contract as follows:


                                                                               Notional
                       Number of     Expiration                               Principal     Unrealized
Type                   Contracts        Date        Position      Value         Amount         Loss
------------------------------------------------------------------------------------------------------
S&P 500 Mini Futures      6          June 2005       Long        $347,550      $352,745       $5,195

The accompanying notes to the financial statements are an integral part of this schedule.



Balanced Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


      Shares   Common Stock (53.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (6.5%)
-------------------------------------------------------------------------------------------------------------------------
      40,950   Aeropostale, Inc.(b)                                                                            $1,143,734
      37,900   Brunswick Corporation                                                                            1,591,800
      37,400   Carnival Corporation                                                                             1,828,112
      42,900   Cheesecake Factory, Inc.(b)                                                                      1,316,601
      30,000   Children's Place Retail Stores, Inc.(b,c)                                                        1,116,300
      35,200   eBay, Inc.(b)                                                                                    1,116,896
      16,000   Fortune Brands, Inc.                                                                             1,353,280
      40,200   GameStop Corporation(b,c)                                                                          989,322
      12,900   Gaylord Entertainment Company(b)                                                                   516,000
      34,900   Hilton Hotels Corporation                                                                          761,867
      15,800   International Speedway Corporation                                                                 840,560
      20,400   Kohl's Corporation(b,d)                                                                            971,040
      67,700   McDonald's Corporation                                                                           1,984,287
      37,100   McGraw-Hill Companies, Inc.(e)                                                                   3,230,668
      26,200   Nordstrom, Inc.                                                                                  1,331,746
      59,600   PETsMART, Inc.                                                                                   1,588,340
      13,100   Royal Caribbean Cruises, Ltd.(c)                                                                   550,462
      52,400   Target Corporation(e)                                                                            2,431,360
      97,400   Walt Disney Company                                                                              2,571,360
      48,800   Warnaco Group, Inc.(b)                                                                           1,096,048
      51,100   Yum! Brands, Inc.                                                                                2,399,656
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    30,729,439
=========================================================================================================================

Consumer Staples (4.7%)
-------------------------------------------------------------------------------------------------------------------------
      27,300   Alberto-Culver Company                                                                           1,214,850
      35,100   Altria Group, Inc.                                                                               2,281,149
      51,700   Casey's General Stores, Inc.                                                                       872,696
      23,700   CVS Corporation(e)                                                                               1,222,446
      34,400   Flowers Foods, Inc.                                                                                992,096
      29,200   General Mills, Inc.(e)                                                                           1,442,480
      31,300   Hormel Foods Corporation                                                                           974,682
      20,800   Kimberly-Clark Corporation                                                                       1,298,960
      58,900   Lance, Inc.(c)                                                                                     970,672
      15,400   Molson Coors Brewing Company(c)                                                                    950,950
      35,100   Pepsi Bottling Group, Inc.                                                                       1,006,317
      44,300   PepsiCo, Inc.(e)                                                                                 2,464,852
      55,200   Procter & Gamble Company(e)                                                                      2,989,080
      27,800   Ralcorp Holdings, Inc.                                                                           1,101,436
      52,300   Wal-Mart Stores, Inc.                                                                            2,465,422
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          22,248,088
=========================================================================================================================

Energy (4.5%)
-------------------------------------------------------------------------------------------------------------------------
      31,800   ChevronTexaco Corporation(e)                                                                    1,653,600
      44,900   Dril-Quip, Inc.(b,c)                                                                             1,308,835
      88,086   Exxon Mobil Corporation(d,f)                                                                     5,023,545
      32,700   Halliburton Company                                                                              1,359,993
      34,400   National Oilwell Varco, Inc.(b,e)                                                                1,367,056
      44,000   Noble Corporation                                                                                2,239,600
      85,100   Patterson-UTI Energy, Inc.                                                                       2,039,847
      26,200   Precision Drilling Corporation(b)                                                                1,890,854
      13,500   Valero Energy Corporation                                                                          925,155
      49,000   Veritas DGC, Inc.(b)                                                                             1,254,400
     117,200   Warren Resources, Inc.(b,c)                                                                      1,003,232
      38,800   XTO Energy, Inc.                                                                                 1,170,596
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    21,236,713
=========================================================================================================================

Financials (10.2%)
-------------------------------------------------------------------------------------------------------------------------
      16,650   Affiliated Managers Group, Inc.(b,c)                                                             1,041,124
      28,200   Allstate Corporation(e)                                                                          1,583,712
       1,700   AMB Property Corporation                                                                            66,283
      41,200   American Capital Strategies, Ltd.(c)                                                             1,317,576
      55,862   American International Group, Inc.(e)                                                            2,840,583
      69,300   Ameritrade Holding Corporation(b)                                                                  726,264
       1,900   Apartment Investment & Management Company                                                           72,428
       4,100   Archstone-Smith Trust                                                                              147,477
      97,500   Bank of America Corporation(d,e)                                                                 4,391,400
       1,000   Capital Automotive REIT                                                                             33,980
      27,400   Capital One Financial Corporation                                                                1,942,386
      50,100   CapitalSource, Inc.(b,c)                                                                         1,052,100
      40,100   Center Financial Corporation(c)                                                                    799,594
      35,100   CIT Group, Inc.                                                                                  1,413,828
     117,545   Citigroup, Inc.(d)                                                                               5,519,912
      10,800   City National Corporation(e)                                                                       761,400
         500   Colonial Properties Trust(c)                                                                        19,325
      57,400   Commercial Capital Bancorp, Inc.(c)                                                                906,346
         900   Commercial Net Lease Realty, Inc.(c)                                                                17,082
         700   CRT Properties, Inc.                                                                                16,163
       2,200   Developers Diversified Realty Corporation                                                           93,368
         500   Entertainment Properties Trust                                                                      21,600
       8,300   Equity Office Properties Trust                                                                     261,201
       5,800   Equity Residential REIT                                                                            199,230
         500   Essex Property Trust, Inc.                                                                          37,975
      27,900   Federal National Mortgage Corporation                                                            1,505,205
         500   Gables Residential Trust(c)                                                                         18,325
         700   Glenborough Realty Trust, Inc.                                                                      14,378
      24,100   Goldman Sachs Group, Inc.                                                                        2,573,639
      39,200   HCC Insurance Holdings, Inc.(c)                                                                  1,394,344
         900   Highwoods Properties, Inc.                                                                          25,317
       1,500   Hospitality Properties Trust                                                                        62,670
      29,900   Investors Financial Services
               Corporation(c)                                                                                   1,254,305
         500   Kilroy Realty Corporation                                                                           21,815
      54,200   Knight Trading Group, Inc.(b,c)                                                                    456,906
         900   Lexington Corporate Properties Trust(c)                                                             20,682
       1,700   Liberty Property Trust                                                                              67,711
       1,200   Mack-Cali Realty Corporation                                                                        52,788
      14,075   Mercantile Bank Corporation(c)                                                                     557,370
      24,500   Merrill Lynch & Company, Inc.                                                                    1,321,285
       1,200   New Century Financial Corporation(c)                                                                54,540
       2,200   New Plan Excel Realty Trust, Inc.                                                                   56,782
      46,400   North Fork Bancorporation, Inc.(e)                                                               1,306,160
         200   Parkway Properties, Inc.                                                                             9,120
      18,500   Pinnacle Financial Partners, Inc.(b,c)                                                             396,455
       3,900   Plum Creek Timber Company, Inc.                                                                    134,706
       3,900   ProLogis Trust                                                                                     154,401
      54,400   Providian Financial Corporation(b,d,e)                                                             906,848
       1,000   Rayonier, Inc. REIT(c)                                                                              50,260
       1,000   Shurgard Storage Centers, Inc.                                                                      41,830
      18,800   Silicon Valley Bancshares(b)                                                                       891,120
       4,700   Simon Property Group, Inc.                                                                         310,529
      62,200   Sovereign Bancorp, Inc.(c,e)                                                                     1,279,454
         200   Sovran Self Storage, Inc.(c)                                                                         8,550
       2,600   United Dominion Realty Trust, Inc.                                                                  57,590
     121,700   UnumProvident Corporation(c)                                                                     2,034,824
      37,300   Vineyard National Bancorp Company(c)                                                             1,093,636
      29,800   Virginia Commerce Bancorp, Inc.(b,c)                                                               798,938
       1,900   Weingarten Realty Investors                                                                        68,419
      54,000   Wells Fargo & Company(e)                                                                         3,236,760
       9,800   Wintrust Financial Corporation                                                                     449,918
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                47,969,917
=========================================================================================================================

Health Care (7.5%)
-------------------------------------------------------------------------------------------------------------------------
      93,000   Abgenix, Inc.(b)                                                                                   648,210
       6,000   Aetna, Inc.                                                                                        440,220
       3,200   Amedisys, Inc.(b,c)                                                                                 96,032
       2,200   AmerisourceBergen Corporation                                                                      134,816
      26,400   Bone Care International, Inc.(b)                                                                   681,384
       6,600   Cardinal Health, Inc.                                                                              366,762
       9,300   Caremark Rx, Inc.(b)                                                                               372,465
       9,300   Centene Corporation(b)                                                                             259,005
       3,400   CIGNA Corporation                                                                                  312,732
       4,600   Community Health Systems, Inc.(b)                                                                  167,670
       3,900   Covance, Inc.(b)                                                                                   177,996
      63,400   Endo Pharmaceutical Holdings, Inc.(b)                                                            1,258,490
       2,000   Express Scripts, Inc.(b)                                                                           179,280
      50,300   Eyetech Pharmaceuticals, Inc.(b)                                                                 1,156,397
      17,800   Genentech, Inc.(b)                                                                               1,262,732
      21,100   Genzyme Corporation(b)                                                                           1,236,671
      34,600   Gilead Sciences, Inc.(b)                                                                         1,283,660
       3,400   Henry Schein, Inc.(b)                                                                              127,534
       8,500   Humana, Inc.(b)                                                                                    294,525
      38,800   ImClone Systems, Inc.(b)                                                                         1,235,780
      65,600   Johnson & Johnson(e)                                                                             4,502,128
       3,400   Kindred Healthcare, Inc.(b,c)                                                                      111,860
      24,900   Kinetic Concepts, Inc.(b)                                                                        1,530,105
       3,700   LifePoint Hospitals, Inc.(b)                                                                       164,465
       8,678   Medco Health Solutions, Inc.(b)                                                                    442,318
      32,100   Medtronic, Inc.                                                                                  1,691,670
      56,500   MGI Pharma, Inc.(b)                                                                              1,245,825
       5,900   PacifiCare Health Systems, Inc.(b)                                                                 352,584
       2,900   Patterson Companies, Inc.(b,c)                                                                     146,595
     142,225   Pfizer, Inc.(e)                                                                                  3,864,253
       4,600   Psychiatric Solutions, Inc.(b)                                                                     197,892
       3,400   Quest Diagnostics, Inc.                                                                            359,720
       6,300   Renal Care Group, Inc.(b)                                                                          240,345
      28,400   Sanofi-Aventis ADR                                                                               1,260,108
       5,400   Sierra Health Services, Inc.(b)                                                                    349,326
      32,800   St. Jude Medical, Inc.(b,e)                                                                      1,280,184
      61,700   Teva Pharmaceutical Industries, Ltd.(c)                                                          1,927,508
       4,600   Triad Hospitals, Inc.(b)                                                                           235,750
       5,100   United Surgical Partners International,
               Inc.(b,c)                                                                                          225,675
      12,700   UnitedHealth Group, Inc.                                                                         1,200,277
       8,500   Wellcare Health Plans, Inc.(b,c)                                                                   250,750
       3,900   WellPoint, Inc.(b)                                                                                 498,225
      17,300   Zimmer Holdings, Inc.(b)                                                                         1,408,566
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               35,178,490
=========================================================================================================================

Industrials (7.0%)
-------------------------------------------------------------------------------------------------------------------------
      14,700   Briggs & Stratton Corporation                                                                      475,839
      39,200   C.H. Robinson Worldwide, Inc.(e)                                                                 2,022,720
      15,500   CUNO, Inc.(b)                                                                                      786,160
      30,500   Emerson Electric Company                                                                         1,911,435
      34,800   Expeditors International of Washington,
               Inc.                                                                                             1,709,028
      34,200   Fastenal Company(c)                                                                              1,831,752
      38,900   General Electric Company(e)                                                                      1,408,180
       8,600   Genlyte Group, Inc.(b)                                                                             682,324
      60,300   Honeywell International, Inc.                                                                    2,156,328
      41,700   Hub Group, Inc.(b,c)                                                                             2,293,500
      20,200   Ingersoll-Rand Company                                                                           1,552,774
      31,900   Jacobs Engineering Group, Inc.(b)                                                                1,553,849
     181,700   Jacuzzi Brands, Inc.(b,c)                                                                        1,644,385
      38,800   Manitowoc Company, Inc.                                                                          1,552,000
      21,800   Manpower, Inc.                                                                                     840,390
      43,500   MSC Industrial Direct Company, Inc.                                                              1,168,845
      18,300   Oshkosh Truck Corporation                                                                        1,375,245
      72,200   Resources Global Professionals(b,c)                                                              1,379,742
      74,500   Stewart & Stevenson Services, Inc.(e)                                                            1,788,000
      97,700   Tyco International, Ltd.                                                                         3,058,987
      28,800   UTI Worldwide, Inc.(c)                                                                           1,847,232
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               33,038,715
=========================================================================================================================

Information Technology (8.3%)
-------------------------------------------------------------------------------------------------------------------------
      58,400   Accenture, Ltd.(b)                                                                               1,267,280
      58,400   Altera Corporation(b)                                                                            1,210,632
      17,600   Analog Devices, Inc.                                                                               600,336
      46,400   Apple Computer, Inc.(b)                                                                          1,673,184
      37,300   Applied Materials, Inc.(b,d,e)                                                                     554,651
      63,500   ATI Technologies, Inc.(b,d)                                                                        939,800
      13,500   Business Objects SA ADR(b,c)                                                                       348,435
     150,300   Carrier Access Corporation(b,c)                                                                    792,081
     203,400   Cisco Systems, Inc.(b,d,e)                                                                       3,514,752
      58,600   Comverse Technology, Inc.(b)                                                                     1,335,494
         800   Cypress Semiconductor Corporation(b)                                                                 9,592
      53,300   Dell, Inc.(b)                                                                                    1,856,439
      25,400   Electronic Data Systems Corporation                                                                491,490
      75,900   EMC Corporation(b)                                                                                 995,808
      84,900   Flextronics International, Ltd.(b)                                                                 946,635
      43,700   Integrated Device Technology, Inc.(b)                                                              467,590
     138,500   Intel Corporation(e)                                                                             3,257,520
      27,700   Inter-Tel, Inc.                                                                                    527,408
      41,800   International Business Machines
               Corporation(d)                                                                                   3,192,684
     106,300   Interwoven, Inc.(b)                                                                                820,636
     151,900   Microsoft Corporation(d)                                                                         3,843,070
     107,700   Novell, Inc.(b,c)                                                                                  636,507
      15,100   NVIDIA Corporation(b)                                                                              331,294
      53,000   QUALCOMM, Inc.                                                                                   1,849,170
      38,800   Scientific-Atlanta, Inc.                                                                         1,186,504
     503,500   SeeBeyond Technology Corporation(b,c)                                                            1,349,380
      93,100   Stellent, Inc.(b,c)                                                                                656,355
      93,500   Tellabs, Inc.(b)                                                                                   725,560
      49,100   Texas Instruments, Inc.                                                                          1,225,536
      23,300   VeriSign, Inc.(b)                                                                                  616,518
     196,500   Vitria Technology, Inc.(b)                                                                         534,480
     255,900   webMethods, Inc.(b,c)                                                                            1,195,053
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    38,951,874
=========================================================================================================================

Materials (2.0%)
-------------------------------------------------------------------------------------------------------------------------
      25,900   Dow Chemical Company                                                                             1,189,587
      17,600   E.I. du Pont de Nemours and Company                                                                829,136
      30,500   FMC Corporation(b)                                                                               1,494,500
      42,500   Freeport-McMoRan Copper & Gold, Inc.                                                             1,473,050
      33,300   Georgia-Pacific Corporation                                                                      1,141,191
      30,400   Peabody Energy Corporation                                                                       1,330,608
      39,800   Praxair, Inc.(e)                                                                                 1,863,834
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  9,321,906
=========================================================================================================================

Telecommunications Services (0.9%)
-------------------------------------------------------------------------------------------------------------------------
      95,600   Citizens Communications Company(e)                                                               1,218,900
      75,049   Sprint Corporation                                                                               1,670,591
      79,350   Valor Communications Group, Inc.(e)                                                              1,071,225
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunications Services                                                                3,960,716
=========================================================================================================================

Utilities (2.0%)
-------------------------------------------------------------------------------------------------------------------------
      22,500   Dominion Resources, Inc.                                                                         1,696,500
      23,000   Entergy Corporation                                                                              1,685,900
      34,900   Exelon Corporation                                                                               1,727,550
      33,700   PPL Corporation                                                                                  1,828,562
      13,200   TXU Corporation(e)                                                                               1,132,428
      38,300   Wisconsin Energy Corporation(d)                                                                  1,350,458
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  9,421,398
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $253,989,774)                                                         252,057,256
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income (30.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (5.6%)
-------------------------------------------------------------------------------------------------------------------------
  $1,500,000   ARG Funding Corporation(d,e)                                     4.290%        4/20/2010        $1,487,812
     750,000   Capital Auto Receivables Asset Trust                             3.350         2/15/2008           742,358
   1,250,000   Chase Credit Card Master Trust(d,g)                              3.084         5/15/2005         1,252,265
   1,800,000   Citibank Credit Card Master Trust I                              6.050         1/15/2010         1,895,312
   1,500,000   Countrywide Asset Backed Certificates(d)                         4.905         8/25/2032         1,504,590
   1,000,000   Countrywide Asset-Backed
               Certificates(d,e,f)                                              3.903         1/25/2031           991,130
     500,000   Credit Based Asset Servicing and
               Securitization                                                   3.887        10/25/2034           494,455
   1,000,000   DaimlerChrysler Master Owner Trust(g)                            3.004         5/15/2005         1,000,000
   1,000,000   GE Dealer Floorplan Master Note Trust(g,h)                       3.030         6/20/2005           999,800
   1,100,000   GMAC Mortgage Corporation Loan Trust(g)                          3.110         5/25/2005         1,099,340
   1,500,000   GMAC Mortgage Corporation Loan
               Trust(d,e,g)                                                     3.150         5/25/2005         1,502,722
     851,143   Green Tree Financial Corporation                                 6.330         11/1/2029           880,506
     500,000   Harley Davidson Motorcycle Trust                                 3.200         5/15/2012           489,999
   4,000,000   PG&E Energy Recovery Funding, LLC                                3.870         6/25/2011         3,986,500
     500,000   Popular ABS Mortgage Pass-Through Trust                          4.000        12/25/2034           495,124
   5,000,000   Residential Asset Securities
               Corporation(d)                                                   3.250         5/25/2029         4,974,065
   1,500,000   Residential Asset Securities Corporation                         4.040         7/25/2030         1,493,385
     981,468   Structured Asset Investment Loan Trust(g)                        3.100         5/25/2005           981,343
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   26,270,706
=========================================================================================================================

Basic Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Glencore Funding, LLC                                            6.000         4/15/2014           236,796
     500,000   Newmont USA, Ltd.                                                5.875          4/1/2035           501,927
     250,000   Packaging Corporation of America                                 4.375          8/1/2008           246,262
     500,000   Precision Castparts Corporation                                  5.600        12/15/2013           510,928
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            1,495,913
=========================================================================================================================

Capital Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Boeing Capital Corporation                                       6.500         2/15/2012           550,612
     113,000   Goodrich Corporation(c)                                          6.450        12/15/2007           118,811
     500,000   Goodrich Corporation(c)                                          7.625        12/15/2012           582,924
     750,000   Oakmont Asset Trust                                              4.514        12/22/2008           748,499
     500,000   Textron Financial Corporation                                    4.600          5/3/2010           500,592
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              2,501,438
=========================================================================================================================

Commercial Mortgage-Backed Securities (3.4%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Banc of America Commercial Mortgage, Inc.                        4.037        11/10/2039           733,946
     750,000   Banc of America Commercial Mortgage,
               Inc.(d,e)                                                        4.561        11/10/2041           746,270
     500,000   Banc of America Commercial Mortgage, Inc.                        5.118         7/11/2043           512,754
   1,000,000   Bear Stearns Commercial Mortgage
               Securities, Inc.(e)                                              3.869         2/11/2041           975,289
   1,000,000   Bear Stearns Commercial Mortgage
               Securities, Inc.(e)                                              4.487         2/11/2041           986,119
     931,318   CAM Commercial Mortgage Corporation(d,f)                         4.834        11/14/2036           939,120
   1,250,000   Commercial Mortgage Pass-Through
               Certificates                                                     4.405        10/15/2037         1,231,582
   1,000,000   First Union National Bank Commercial
               Mortgage Trust                                                   7.390        12/15/2031         1,113,340
     119,558   First Union-Lehman Brothers-Bank of
               America Commercial Mortgage Trust                                6.280        11/18/2035           119,396
   2,000,000   LB-UBS Commercial Mortgage Trust(e)                              3.086         5/15/2027         1,932,510
   1,000,000   LB-UBS Commercial Mortgage Trust(d)                              6.653        11/15/2027         1,101,531
   1,250,000   Merrill Lynch Mortgage Trust(e)                                  4.099        11/15/2010         1,248,047
   1,500,000   Morgan Stanley Capital I, Inc.(d)                                6.210        11/15/2031         1,582,012
     500,000   Morgan Stanley Capital I, Inc.                                   4.809         1/14/2042           506,944
     999,876   Wachovia Bank Commercial Mortgage
               Trust(f,g)                                                       3.054         5/15/2005           999,876
   1,000,000   Wachovia Bank Commercial Mortgage
               Trust(d,f)                                                       4.390         2/15/2036           983,458
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                      15,712,194
=========================================================================================================================

Communications Services (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     375,000   AT&T Broadband Corporation                                       8.375         3/15/2013           455,255
     350,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012           413,800
     750,000   Clear Channel Communications, Inc.                               5.000         3/15/2012           710,152
      50,000   Clear Channel Communications, Inc.                               5.500         9/15/2014            47,358
   1,000,000   Continental Cablevision, Inc.                                    8.875         9/15/2005         1,018,065
   1,000,000   Cox Communications, Inc.                                         6.750         3/15/2011         1,080,342
     500,000   Interpublic Group of Companies, Inc.                             6.250        11/15/2014           477,458
     750,000   New York Times Company(d,e)                                      5.000         3/15/2015           757,524
     300,000   News America, Inc.(c)                                            4.750         3/15/2010           301,475
     750,000   Sprint Capital Corporation                                       6.900          5/1/2019           838,049
     750,000   Telecom Italia Capital SA                                        4.000         1/15/2010           724,502
     250,000   Telefonos de Mexico SA                                           4.750         1/27/2010           244,702
     550,000   Telus Corporation                                                8.000          6/1/2011           635,250
     500,000   Verizon Global Funding Corporation                               7.250         12/1/2010           561,454
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,265,386
=========================================================================================================================

Consumer Cyclical (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   AOL Time Warner, Inc.                                            7.700          5/1/2032           308,068
     750,000   Caesars Entertainment, Inc.                                      8.500        11/15/2006           791,250
     500,000   D.R. Horton, Inc.                                                5.000         1/15/2009           494,556
     500,000   D.R. Horton, Inc.(c)                                             4.875         1/15/2010           485,248
   1,000,000   DaimlerChrysler North American Holdings                          4.750         1/15/2008           986,480
     500,000   Nissan Motor Acceptance Corporation                              4.625          3/8/2010           495,165
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          3,560,767
=========================================================================================================================

Consumer Non-Cyclical (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     850,000   Bunge Limited Finance Corporation                                7.800        10/15/2012         1,003,195
     500,000   Kraft Foods, Inc.                                                4.125        11/12/2009           490,997
     500,000   WellPoint, Inc.                                                  5.000        12/15/2014           503,768
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      1,997,960
=========================================================================================================================

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     625,000   Kerr-McGee Corporation                                           6.950          7/1/2024           574,321
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       574,321
=========================================================================================================================

Financials (3.8%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   ANZ Capital Trust I                                              4.484         1/15/2010           493,293
   1,000,000   Archstone-Smith Trust                                            3.000         6/15/2008           958,728
     375,000   Barnett Capital I                                                8.060         12/1/2026           409,193
     700,000   Capital One Financial Corporation(d)                             5.250         2/21/2017           682,870
     500,000   Citigroup, Inc.                                                  5.000         9/15/2014           503,301
   1,000,000   Commercial Mortgage Pass-Through
               Certificates(g)                                                  3.054         5/15/2005         1,000,000
     375,000   Corestates Capital Trust I                                       8.000        12/15/2026           415,566
     500,000   Countrywide Home Loans, Inc.(c)                                  4.000         3/22/2011           478,828
   1,000,000   CS First Boston Mortgage Securities
               Corporation(g)                                                   3.120         5/15/2005           999,998
     750,000   Goldman Sachs Group, Inc.(c)                                     5.125         1/15/2015           749,009
     600,000   HSBC Capital Funding, LP (i)                                     9.547         6/30/2010           729,692
     750,000   ING Capital Funding Trust III                                    8.439        12/31/2010           884,274
     500,000   J.P. Morgan Chase & Company                                      4.750          3/1/2015           491,492
     500,000   Keycorp                                                          4.700         5/21/2009           504,712
     750,000   Lehman Brothers Holdings, Inc.                                   4.800         3/13/2014           741,797
   1,848,792   Lehman Brothers, Inc.                                            6.539         8/15/2008         1,898,284
     350,000   Metropolitan Life Global Funding(h)                              4.500          5/5/2010           349,484
     375,000   Montpelier Re Holdings, Ltd.                                     6.125         8/15/2013           390,384
     500,000   Monumental Global Funding Ltd.                                   4.625         3/15/2010           505,098
     625,000   National City Bank                                               4.500         3/15/2010           625,949
   1,000,000   Regency Centers, LP                                              7.125         7/15/2005         1,007,489
     450,000   Sanwa Bank, Ltd.                                                 7.400         6/15/2011           507,325
     500,000   Skandinaviska Enskilda                                           5.471         3/23/2015           511,408
     625,000   Union Planters Corporation                                       7.750          3/1/2011           723,588
     750,000   Wachovia Bank NA                                                 4.875          2/1/2015           748,506
     750,000   Washington Mutual Bank FA                                        5.125         1/15/2015           746,760
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                18,057,028
=========================================================================================================================

Foreign (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     375,000   United Mexican States(c)                                         6.625          3/3/2015           397,125
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                      397,125
=========================================================================================================================

Mortgage-Backed Securities (6.2%)
-------------------------------------------------------------------------------------------------------------------------
   8,000,000   Federal National Mortgage Association
               15-Yr.Conventional(h)                                            5.500          5/1/2020         8,185,000
   8,500,000   Federal National Mortgage Association
               30-Yr.Conventional(h)                                            5.500          5/1/2035         8,579,688
  12,000,000   Federal National Mortgage Association
               30-Yr.Conventional(h)                                            6.000          5/1/2035        12,318,744
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                29,083,432
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Deluxe Corporation                                               3.500         10/1/2007           733,426
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   733,426
=========================================================================================================================

Transportation (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Union Pacific Corporation                                        4.875         1/15/2015           494,417
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                               494,417
=========================================================================================================================

U.S. Government (5.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Federal National Mortgage Association                            5.500         3/15/2011         2,116,174
   1,175,000   U.S. Treasury Bonds(e)                                           6.125         8/15/2029         1,433,959
     750,000   U.S. Treasury Bonds(c)                                           5.375         2/15/2031           847,090
   3,051,420   U.S. Treasury Inflation Indexed Bonds(c)                         2.375         1/15/2025         3,332,843
   8,250,000   U.S. Treasury Notes(c)                                           3.375         2/15/2008         8,177,169
   1,500,000   U.S. Treasury Notes(c)                                           3.250         8/15/2008         1,475,800
   5,800,000   U.S. Treasury Notes(c)                                           5.000         2/15/2011         6,112,655
     375,000   U.S. Treasury Notes(c)                                           4.250        11/15/2014           376,230
   1,250,000   U.S. Treasury Notes(c)                                           4.000         2/15/2015         1,229,736
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           25,101,656
=========================================================================================================================

Utilities (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     255,000   Alliant Energy Resources, Inc.                                   7.375         11/9/2009           284,866
     500,000   Enterprise Products Operating, LP                                4.625        10/15/2009           492,202
     750,000   FirstEnergy Corporation                                          6.450        11/15/2011           805,496
     750,000   Kinder Morgan Energy Partners, LP                                5.125        11/15/2014           745,244
     500,000   Magellan Midstream Partners, LP                                  5.650        10/15/2016           506,291
     750,000   Plains All American Pipeline, LP/PAA
               FinanceCorporation                                               7.750        10/15/2012           879,550
     250,000   Plains All American Pipeline, LP/PAA
               FinanceCorporation                                               5.875         8/15/2016           261,417
     375,000   Potomac Edison Company                                           5.350        11/15/2014           376,855
     558,744   Power Contract Financing, LLC                                    5.200          2/1/2006           563,907
     691,483   Power Receivables Finance, LLC                                   6.290          1/1/2012           716,888
     600,000   Public Service Company of New Mexico                             4.400         9/15/2008           599,245
   1,075,000   Sempra Energy(e)                                                 6.000          2/1/2013         1,139,460
     200,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           204,914
     250,000   Westar Energy, Inc.                                              5.150          1/1/2017           250,352
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  7,826,687
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $141,893,044)                                                                                  142,072,456
=========================================================================================================================

                                                                               Exercise       Expiration
   Contracts   Put Options on U.S. Treasury Bond Futures (j)                     Price           Date               Value
-------------------------------------------------------------------------------------------------------------------------
          15   U.S. Treasury Bond Futures                                        $110         June 2005              $703
-------------------------------------------------------------------------------------------------------------------------
               Total Put Options on U.S. Treasury Bond
               Futures (cost $8,717)                                                                                  703
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (10.2%)                                                  Interest Rate(k)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  48,022,308   Thrivent Financial Securities Lending
               Trust                                                            2.900%              N/A       $48,022,308
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $48,022,308)                                                                       48,022,308
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (5.9%)                               Interest Rate(k)   Maturity Date         Value
-------------------------------------------------------------------------------------------------------------------------
  $8,500,000   Gannett Company, Inc.                                               2.930%          5/2/2005    $8,498,616
  19,385,911   Thrivent Money Market Fund                                          2.650                N/A    19,385,911
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                27,884,527
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $471,798,370)                                                         $470,037,250
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Non-income producing security.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial.

(e) At April 29, 2005, all or a portion of the denoted securities, valued at $47,225,052, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                                                                             Notional
                                   Number of     Expiration                                  Principal    Unrealized
Type                               Contracts        Date        Position      Value           Amount       Gain/Loss
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures 5 yr.      280         June 2005        Short   $(30,366,877)   $(30,086,715)   $(280,159)
U.S. Treasury Bond Futures 20 yr.      56         June 2005         Long      6,431,250       6,274,268      156,982


(f) At April 29, 2005, all or a portion of the denoted securities, valued at $2,707,405, were pledged as the initial margin deposit or earmarked as collateral to cover put options purchased.

(g) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(h) Denotes investments purchased on a when-issued basis.

(i) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(j) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Balanced Fund.

(k) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

(l) Miscellaneous footnote:

    ADR -- American Depository Receipts, which are certificates for shares of an underlying foreign security's shares held by an issuing U.S. depository bank.

The accompanying notes to the financial statements are an integral part of this schedule.


High Yield Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


Principal
Amount         Long-Term Fixed Income (83.1%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (1.0%)
-------------------------------------------------------------------------------------------------------------------------
  $2,900,000   CSAM Funding Corporation(b)                                     12.780%       10/15/2016        $2,943,500
   1,950,000   Katonah, Ltd.(b)                                                12.015         2/20/2015         1,998,750
   2,000,000   Venture CDO 2002, Ltd.(b)                                       13.060         3/15/2015         2,060,000
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    7,002,250
=========================================================================================================================

Basic Materials (11.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,990,000   Abitibi-Consolidated, Inc.(c)                                    6.000         6/20/2013         2,451,800
   1,100,000   Ainsworth Lumber Company, Ltd.                                   6.800         10/1/2010         1,116,500
   2,440,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014         2,196,000
   1,470,000   Appleton Papers, Inc.                                            8.125         6/15/2011         1,484,700
   1,840,000   Appleton Papers, Inc.                                            9.750         6/15/2014         1,876,800
   2,560,000   Arch Western Finance, LLC                                        6.750          7/1/2013         2,566,400
   1,655,000   BCP Caylux Holdings Luxembourg SCA                               9.625         6/15/2014         1,824,638
   1,750,000   Buckeye Technologies, Inc.(c)                                    8.000        10/15/2010         1,715,000
   1,100,000   Buckeye Technologies, Inc.                                       8.500         10/1/2013         1,144,000
   2,600,000   Cellu Tissue Holdings, Inc.                                      9.750         3/15/2010         2,665,000
   2,570,000   Crystal US Holdings 3, LLC/Crystal US Sub
               3 Corporation(d)                                           Zero Coupon         10/1/2009         1,721,900
   2,745,000   Equistar Chemicals, LP                                          10.125          9/1/2008         3,019,500
   1,100,000   Equistar Chemicals, LP                                           7.550         2/15/2026         1,056,000
   2,600,000   Georgia-Pacific Corporation                                      8.125         5/15/2011         2,843,750
   2,250,000   Georgia-Pacific Corporation                                      9.375          2/1/2013         2,505,938
   2,350,000   Graphic Packaging International
               Corporation                                                      9.500         8/15/2013         2,338,250
   1,820,000   Hudbay Mining and Smelting Company, Ltd.                         9.625         1/15/2012         1,747,200
   2,146,000   Huntsman International, LLC(c)                                  10.125          7/1/2009         2,226,475
   1,221,000   Huntsman, LLC                                                   11.500         7/15/2012         1,404,150
   2,150,000   IMCO Recycling, Inc.                                            10.375        10/15/2010         2,338,125
   1,200,000   ISP Chemco, Inc.                                                10.250          7/1/2011         1,299,000
   2,600,000   ISP Holdings, Inc.                                              10.625        12/15/2009         2,795,000
   1,300,000   Ispat Inland ULC(e)                                              9.850          7/1/2005         1,384,500
     904,000   Ispat Inland ULC                                                 9.750          4/1/2014         1,032,820
     550,000   Lyondell Chemical Company                                        9.875          5/1/2007           563,750
   1,700,000   Lyondell Chemical Company                                        9.500        12/15/2008         1,812,625
   3,550,000   Lyondell Chemical Company                                       10.500          6/1/2013         4,091,375
   3,050,000   MacDermid, Inc.                                                  9.125         7/15/2011         3,271,125
   3,000,000   MDP Acquisitions plc                                             9.625         10/1/2012         2,970,000
   2,000,000   Methanex Corporation(c)                                          8.750         8/15/2012         2,320,000
   3,200,000   Nalco Company                                                    7.750        11/15/2011         3,264,000
   3,000,000   NOVA Chemicals Corporation                                       6.500         1/15/2012         3,033,750
   2,380,000   Novelis, Inc.                                                    7.250         2/15/2015         2,302,650
     850,000   Polypore, Inc.                                                   8.750         5/15/2012           718,250
   2,150,000   Rockwood Specialties, Inc.                                      10.625         5/15/2011         2,356,938
   2,560,000   Ryerson Tull, Inc.(c)                                            8.250        12/15/2011         2,176,000
   1,400,000   Steel Dynamics, Inc.                                             9.500         3/15/2009         1,498,000
   1,200,000   Steel Dynamics, Inc.(c)                                          9.500         3/15/2009         1,284,000
     850,000   Stone Container Corporation                                      8.375          7/1/2012           839,375
   1,720,000   Stone Container Finance                                          7.375         7/15/2014         1,582,400
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           80,837,684
=========================================================================================================================

Capital Goods (9.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,610,000   Allied Waste North America, Inc.(c)                              7.875         4/15/2013         3,510,725
   3,450,000   Amsted Industries, Inc.                                         10.250        10/15/2011         3,691,500
   1,460,000   Builders Firstsource, Inc.(e)                                    7.044         5/16/2005         1,416,200
   3,900,000   Case New Holland, Inc.(f)                                        9.250          8/1/2011         3,978,000
   2,920,000   Consolidated Container Company, LLC(d)                     Zero Coupon         6/15/2007         2,365,200
   3,000,000   Crown Cork & Seal Finance plc                                    7.000        12/15/2006         3,045,000
   1,700,000   Crown Euro Holdings SA                                          10.875          3/1/2013         1,942,250
   2,600,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011         2,840,500
   2,150,000   Erico International Corporation                                  8.875          3/1/2012         2,171,500
   3,000,000   Euramax International plc                                        8.500         8/15/2011         3,180,000
   2,150,000   Fastentech, Inc.                                                11.500          5/1/2011         2,311,250
   1,825,000   Graham Packaging Company, Inc.                                   9.875        10/15/2014         1,742,875
     370,000   IMCO Recycling Escrow, Inc.                                      9.000        11/15/2014           377,400
   1,100,000   K&F Acquisition, Inc.                                            7.750        11/15/2014         1,078,000
   2,150,000   Legrand SA                                                      10.500         2/15/2013         2,418,750
     850,000   Legrand SA                                                       8.500         2/15/2025         1,015,750
   1,300,000   Mueller Group, Inc.                                             10.000          5/1/2012         1,397,500
   2,550,000   Mueller Holdings, Inc.(d)                                  Zero Coupon         4/15/2009         1,695,750
   2,550,000   NationsRent, Inc.(c)                                             9.500        10/15/2010         2,754,000
   3,000,000   Norcraft Companies, LP/Norcraft Finance
               Corporation                                                      9.000         11/1/2011         3,000,000
   1,960,000   Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009         2,087,400
   1,100,000   Owens-Brockway Glass Container, Inc.                             8.250         5/15/2013         1,166,000
   2,320,000   Owens-Illinois, Inc.(c)                                          7.500         5/15/2010         2,383,800
   2,800,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011         3,052,000
   1,100,000   Standard Aero Holdings, Inc.                                     8.250          9/1/2014         1,127,500
   2,600,000   Texas Industries, Inc.                                          10.250         6/15/2011         2,918,500
   2,450,000   TransDigm, Inc.                                                  8.375         7/15/2011         2,499,000
   2,250,000   United Rentals North America, Inc.                               6.500         2/15/2012         2,143,125
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             63,309,475
=========================================================================================================================

Communications Services (17.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,830,000   ACC Escrow Corporation                                          10.000          8/1/2011         1,711,050
     550,000   AirGate PCS, Inc.(e)                                             6.911         7/15/2005           562,375
   3,000,000   Alamosa Delaware, Inc.                                           8.500         1/31/2012         3,105,000
   2,920,000   American Tower Corporation                                       7.125        10/15/2012         2,898,100
   1,700,000   American Towers, Inc.                                            7.250         12/1/2011         1,742,500
   1,460,000   AT&T Corporation                                                 9.050        11/15/2011         1,666,225
   4,000,000   Block Communications, Inc.(c)                                    9.250         4/15/2009         4,210,000
   2,671,050   CanWest Media, Inc.                                              8.000         9/15/2012         2,731,149
   2,120,000   Charter Communications Holdings, LLC                            10.750         10/1/2009         1,600,600
   1,930,000   Charter Communications Holdings, LLC(c)                          8.750        11/15/2013         1,857,625
   2,200,000   Charter Communications Operating, LLC                            8.000         4/30/2012         2,112,000
   2,560,000   Citizens Communications Company                                  6.250         1/15/2013         2,387,200
   3,000,000   Crown Castle International Corporation                           9.375          8/1/2011         3,285,000
   3,420,000   CSC Holdings, Inc.                                               7.625          4/1/2011         3,471,300
   1,170,000   Dex Media East, LLC/Dex Media East Finance
               Company                                                         12.125        11/15/2012         1,376,212
   1,270,000   Dex Media West, LLC/Dex Media West Finance
               Company                                                          9.875         8/15/2013         1,409,700
   1,300,000   Dex Media, Inc.(c,d)                                       Zero Coupon        11/15/2008           975,000
   2,600,000   Dex Media, Inc.                                                  8.000        11/15/2013         2,678,000
   2,920,000   Dobson Cellular Systems(c)                                       9.875         11/1/2012         2,949,200
   2,550,000   EchoStar DBS Corporation                                         6.375         10/1/2011         2,518,125
   1,950,000   Eircom Funding                                                   8.250         8/15/2013         2,106,000
   1,459,000   Houghton Mifflin Company(c)                                      9.875          2/1/2013         1,473,590
   2,190,000   Intelsat Bermuda, Ltd.                                           8.625         1/15/2015         2,222,850
   2,100,000   IPCS Escrow Company                                             11.500          5/1/2012         2,320,500
   2,940,000   Kabel Deutschland GmbH                                          10.625          7/1/2014         3,101,700
   1,350,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031         1,086,750
     720,000   MCI, Inc.                                                        7.735          5/1/2014           779,400
   3,050,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012         2,897,500
   3,325,000   Nexstar Finance, Inc.(c)                                         7.000         1/15/2014         3,042,375
   3,000,000   Nextel Communications, Inc.                                      6.875        10/31/2013         3,150,000
   1,820,000   Nextel Communications, Inc.                                      5.950         3/15/2014         1,842,750
   2,370,000   Nextel Communications, Inc.                                      7.375          8/1/2015         2,524,050
   3,000,000   Nextel Partners, Inc.                                            8.125          7/1/2011         3,225,000
   2,200,000   NTL Cable plc(e)                                                 8.141         7/15/2005         2,255,000
   1,183,000   PanAmSat Corporation                                             9.000         8/15/2014         1,230,320
   1,712,000   PanAmSat Holding Corporation(d)                            Zero Coupon         11/1/2009         1,095,680
   2,100,000   PRIMEDIA, Inc.(e)                                                8.165         5/16/2005         2,205,000
   1,830,000   Qwest Communications International, Inc.(e)                      6.310         5/15/2005         1,816,275
   3,120,000   Qwest Communications International, Inc.                         7.250         2/15/2011         2,932,800
   3,640,000   Qwest Corporation                                                7.875          9/1/2011         3,694,600
   5,470,000   Qwest Services Corporation                                      13.500        12/15/2010         6,153,750
   1,090,000   Radio One, Inc.                                                  6.375         2/15/2013         1,060,025
   1,100,000   Rainbow National Services, LLC                                   8.750          9/1/2012         1,177,000
   2,560,000   Rainbow National Services, LLC                                  10.375          9/1/2014         2,892,800
   1,100,000   Rogers Wireless Communications, Inc.                             7.250        12/15/2012         1,124,750
   1,820,000   Rogers Wireless, Inc.(c)                                         8.000        12/15/2012         1,865,500
     730,000   Rogers Wireless, Inc.                                            7.500         3/15/2015           749,162
   2,350,000   Spectrasite, Inc.(c)                                             8.250         5/15/2010         2,449,875
   1,460,000   UbiquiTel Operating Company                                      9.875          3/1/2011         1,580,450
   2,210,000   US Unwired, Inc.(c)                                             10.000         6/15/2012         2,425,475
   2,380,000   Valor Telecommunications Enterprises, LLC                        7.750         2/15/2015         2,278,850
   2,920,000   Videotron Ltee                                                   6.875         1/15/2014         2,876,200
   2,360,000   WDAC Subsidiary Corporation(c)                                   8.375         12/1/2014         2,141,700
   2,500,000   XM Satellite Radio, Inc.(e)                                      8.242          8/3/2005         2,525,000
   2,920,000   Zues Special Subsidiary, Ltd.(d)                           Zero Coupon          2/1/2010         1,766,600
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  123,315,638
=========================================================================================================================

Consumer Cyclical (15.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,470,000   Allied Security Escrow Corporation                              11.375         7/15/2011         1,499,400
   3,200,000   American Casino & Entertainment
               Properties, LLC                                                  7.850          2/1/2012         3,320,000
   2,920,000   AmeriGas Partners, LP(g)                                         7.250         5/20/2015         2,920,000
   2,200,000   ArvinMeritor, Inc.(c)                                            8.750          3/1/2012         2,051,500
   3,250,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011         3,445,000
   3,250,000   Blockbuster, Inc.(c)                                             9.000          9/1/2012         2,908,750
   3,350,000   Boyd Gaming Corporation                                          7.750        12/15/2012         3,517,500
   3,300,000   Buffets, Inc.                                                   11.250         7/15/2010         3,250,500
   2,190,000   Buhrmann US, Inc.                                                7.875          3/1/2015         2,135,250
   2,150,000   Caesars Entertainment, Inc.                                      8.125         5/15/2011         2,408,000
     430,000   Circus & Eldorado Joint Venture/Silver
               Legacy Capital Corporation                                      10.125          3/1/2012           462,250
   3,650,000   D.R. Horton, Inc.(c)                                             4.875         1/15/2010         3,542,310
   2,560,000   Delphi Corporation(c)                                            6.550         6/15/2006         2,393,600
   2,610,000   Dura Operating Corporation(c)                                    8.625         4/15/2012         2,218,500
   2,600,000   Gaylord Entertainment Company(c)                                 8.000        11/15/2013         2,613,000
   1,450,000   Gaylord Entertainment Company                                    6.750        11/15/2014         1,341,250
   3,930,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013         3,930,000
   3,660,000   IAAI Finance Corporation                                        11.000          4/1/2013         3,709,857
   1,460,000   Jean Coutu Group (PJC), Inc.(c)                                  8.500          8/1/2014         1,376,050
   3,550,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012         3,780,750
   4,570,000   MGM MIRAGE                                                       5.875         2/27/2014         4,278,662
   3,450,000   Mohegan Tribal Gaming Authority(c)                               6.375         7/15/2009         3,441,375
   3,850,000   NCL Corporation                                                 10.625         7/15/2014         3,946,250
   1,100,000   Norcraft Holdings, LP/Norcraft Capital
               Corporation(c,d)                                           Zero Coupon          9/1/2012           753,500
   1,750,000   Penn National Gaming, Inc.(c)                                    6.875         12/1/2011         1,745,625
     730,000   Penn National Gaming, Inc.                                       6.750          3/1/2015           698,975
   2,200,000   Perry Ellis International, Inc.                                  8.875         9/15/2013         2,233,000
   3,190,000   Poster Financial Group, Inc.                                     8.750         12/1/2011         3,221,900
   2,250,000   Premier Entertainment Biloxi, LLC/Premier
               BiloxiFinance Corporation                                       10.750          2/1/2012         2,283,750
   4,050,000   Rent-Way, Inc.                                                  11.875         6/15/2010         4,434,750
   2,010,000   Rite Aid Corporation                                             7.500         1/15/2015         1,844,175
   4,500,000   TravelCenters of America, Inc.                                  12.750          5/1/2009         4,933,350
   3,840,000   TRW Automotive, Inc.                                             9.375         2/15/2013         3,974,400
   1,825,000   Universal City Florida Holding Company
               I/II(e)                                                          7.492          8/3/2005         1,893,438
     420,000   Universal City Florida Holding Company
               I/II                                                             8.375          5/1/2010           426,300
   2,000,000   Vicar Operating, Inc.                                            9.875         12/1/2009         2,167,500
   2,600,000   VICORP Restaurants, Inc.                                        10.500         4/15/2011         2,639,000
   2,650,000   Warnaco, Inc.                                                    8.875         6/15/2013         2,862,000
   1,495,000   William Carter Company                                          10.875         8/15/2011         1,644,500
   2,190,000   WMG Holdings Corporation(e)                                      7.385         6/15/2005         2,255,700
   2,900,000   WMG Holdings Corporation(d)                                Zero Coupon        12/15/2009         1,928,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                        106,430,117
=========================================================================================================================

Consumer Non-Cyclical (7.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,470,000   Ardent Health Services, Inc.                                    10.000         8/15/2013         1,780,317
   2,220,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014         2,430,900
   3,830,000   CDRV Investors, Inc.(d)                                    Zero Coupon          1/1/2015         1,991,600
   1,840,000   DaVita, Inc.                                                     6.625         3/15/2013         1,821,600
   1,830,000   DaVita, Inc.                                                     7.250         3/15/2015         1,779,675
   1,820,000   Del Laboratories, Inc.                                           8.000          2/1/2012         1,719,900
   1,460,000   Elan Finance Corporation, Ltd.(c)                                7.750        11/15/2011         1,131,500
   4,700,000   Fisher Scientific International, Inc.                            8.000          9/1/2013         5,052,500
   2,740,000   HCA, Inc.                                                        6.300         10/1/2012         2,755,399
   2,940,000   IASIS Healthcare, LLC (IASIS Capital
               Corporation)                                                     8.750         6/15/2014         3,020,850
   1,596,000   Jafra Cosmetics                                                 10.750         5/15/2011         1,795,500
   4,450,000   Jostens Holding Corporation(c,d)                           Zero Coupon         10/1/2008         3,226,250
   3,050,000   Michael Foods, Inc.                                              8.000        11/15/2013         3,126,250
     550,000   PerkinElmer, Inc.                                                8.875         1/15/2013           610,500
   5,130,000   Roundy's, Inc.                                                   8.875         6/15/2012         5,309,550
   1,830,000   Smithfield Foods, Inc.                                           8.000        10/15/2009         1,958,100
     730,000   Smithfield Foods, Inc.                                           7.000          8/1/2011           746,425
   2,940,000   Stater Brothers Holdings, Inc.(c)                                8.125         6/15/2012         2,734,200
   1,850,000   Tenet Healthcare Corporation                                     9.875          7/1/2014         1,900,875
   2,740,000   US Oncology Holdings, Inc.(c,e)                                  8.509         9/15/2005         2,603,000
   1,640,000   US Oncology, Inc.                                                9.000         8/15/2012         1,713,800
     910,000   Vanguard Health Holding Company I,
               LLC(c,d)                                                   Zero Coupon         10/1/2009           618,800
   1,550,000   Warner Chilcott Corporation                                      8.750          2/1/2015         1,519,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     51,346,491
=========================================================================================================================

Energy (4.1%)
-------------------------------------------------------------------------------------------------------------------------
   2,230,000   Chesapeake Energy Corporation                                    9.000         8/15/2012         2,441,850
   1,460,000   Chesapeake Energy Corporation                                    6.375         6/15/2015         1,430,800
   2,000,000   Compton Petroleum Corporation                                    9.900         5/15/2009         2,150,000
   1,700,000   EXCO Resources, Inc.                                             7.250         1/15/2011         1,674,500
   2,560,000   Harvest Operations Corporation                                   7.875        10/15/2011         2,515,200
   2,310,000   Hornbeck Offshore Services, Inc.                                 6.125         12/1/2014         2,278,238
   1,332,000   Magnum Hunter Resources, Inc.                                    9.600         3/15/2012         1,478,520
   2,620,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010         2,921,300
   2,560,000   Pogo Producing Company                                           6.625         3/15/2015         2,540,800
   3,178,240   Port Arthur Finance Corporation                                 12.500         1/15/2009         3,591,411
   2,580,000   Pride International, Inc.(c)                                     7.375         7/15/2014         2,709,000
   2,700,000   Western Oil Sands, Inc.                                          8.375          5/1/2012         2,996,325
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    28,727,944
=========================================================================================================================

Financials (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,558,000   American Financial Group, Inc.,
               Convertible(d)                                                   1.486          6/2/2008         1,032,792
   2,150,000   Dollar Financial Group, Inc.                                     9.750        11/15/2011         2,257,500
   2,550,000   Fairfax Financial Holdings, Ltd.(c)                              7.750         4/26/2012         2,355,562
   1,921,500   FINOVA Group, Inc.                                               7.500        11/15/2009           840,656
   1,075,000   Goldman Sachs Group, Inc., Convertible(e)                        1.296         9/21/2005         1,052,522
   2,560,000   Refco Finance Holdings, LLC                                      9.000          8/1/2012         2,764,800
   1,870,000   Riggs Capital Trust II                                           8.875         3/15/2027         2,075,700
   5,000,000   SIG Capital Trust I(h)                                           9.500         8/15/2027                 5
   3,650,000   United Companies Financial Corporation (i)                       8.375          7/1/2005            27,375
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                12,406,912
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,350,000   Federal Republic of Brazil(c)                                   11.000         1/11/2012         1,562,625
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,562,625
=========================================================================================================================

Technology (2.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,470,000   Freescale Semiconductor, Inc.                                    6.875         7/15/2011         1,506,750
   1,470,000   Freescale Semiconductor, Inc.                                    7.125         7/15/2014         1,528,800
   2,120,000   Itron, Inc.                                                      7.750         5/15/2012         2,120,000
     540,000   MagnaChip Semiconductor SA/MagnaChip
               Semiconductor Finance Company                                    6.875        12/15/2011           494,100
   1,000,000   MagnaChip Semiconductor SA/MagnaChip
               Semiconductor Finance Company                                    8.000        12/15/2014           865,000
   2,000,000   Sanmina-SCI Corporation                                         10.375         1/15/2010         2,190,000
   2,290,000   Sanmina-SCI Corporation(c)                                       6.750          3/1/2013         2,049,550
     370,000   Telcordia Technologies, Inc.                                    10.000         3/15/2013           357,050
   1,300,000   Thomas & Betts Corporation(c)                                    7.250          6/1/2013         1,405,046
   3,400,000   UGS Corporation                                                 10.000          6/1/2012         3,638,000
   3,450,000   Xerox Corporation                                                7.625         6/15/2013         3,682,875
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                19,837,171
=========================================================================================================================

Transportation (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,460,000   H-Lines Finance Holding Corporation(d)                     Zero Coupon          4/1/2008         1,127,850
   2,300,000   Horizon Lines, LLC                                               9.000         11/1/2012         2,420,750
     997,721   Northwest Airlines, Inc.                                         8.304          9/1/2010           817,784
   2,560,000   Progress Rail Services Corporation                               7.750          4/1/2012         2,547,200
   1,998,980   United Air Lines, Inc. (i)                                       7.730          7/1/2010         1,814,492
   4,050,000   Windsor Petroleum Transport Corporation                          7.840         1/15/2021         4,340,199
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            13,068,275
=========================================================================================================================

Utilities (9.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,300,000   AES Corporation(c)                                               8.875         2/15/2011         1,400,750
   3,100,000   AES Corporation                                                  8.750         5/15/2013         3,355,750
   2,600,000   Calpine Generating Company, LLC(e)                               8.850          6/1/2005         2,431,000
   4,452,250   CE Generation, LLC                                               7.416        12/15/2018         4,827,606
   1,820,000   Consumers Energy Company                                         6.300          2/1/2012         1,769,955
   3,000,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010         3,030,000
   1,830,000   Dynegy Holdings, Inc.(c)                                         6.875          4/1/2011         1,514,325
   5,500,000   Edison Mission Energy(c)                                         9.875         4/15/2011         6,215,000
   4,150,000   El Paso Corporation(c)                                           7.000         5/15/2011         3,921,750
   2,550,000   El Paso Corporation                                              7.800          8/1/2031         2,314,125
   3,250,000   El Paso Production Holding Company                               7.750          6/1/2013         3,274,375
     602,263   Midland Funding Corporation II                                  11.750         7/23/2005           611,056
   3,550,000   Midland Funding Corporation II                                  13.250         7/23/2006         3,805,529
   1,650,000   Midwest Generation, LLC                                          8.750          5/1/2034         1,798,500
   3,130,000   Mission Energy Holding Company                                  13.500         7/15/2008         3,669,925
   2,464,000   NRG Energy, Inc.                                                 8.000        12/15/2013         2,488,640
   2,600,000   Orion Power Holdings, Inc.                                      12.000          5/1/2010         3,107,000
   1,470,000   Pacific Energy Partners, LP/Pacific Energy
               Finance Corporation                                              7.125         6/15/2014         1,532,475
   1,500,000   Southern Natural Gas Company(c)                                  8.875         3/15/2010         1,630,350
   2,710,000   Southern Star Central Corporation                                8.500          8/1/2010         2,899,700
   2,000,000   Texas Genco, LLC/Texas Genco Financing                           6.875        12/15/2014         1,960,000
   1,730,000   TNP Enterprises, Inc.                                           10.250          4/1/2010         1,825,150
   6,500,000   Williams Companies, Inc.(c)                                      8.125         3/15/2012         7,117,500
   1,830,000   Williams Companies, Inc.                                   Zero Coupon         3/15/2032         2,104,500
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 68,604,961
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $573,967,190)                                                                                  576,449,543
=========================================================================================================================

      Shares   Preferred Stock (1.7%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      43,000   CenterPoint Energy, Inc., Convertible(e)                                                        $1,426,482
      65,000   Chevy Chase Preferred Capital Corporation,
               Convertible                                                                                      3,789,500
      29,500   PRIMEDIA, Inc.                                                                                   2,917,500
       2,600   Sovereign Real Estate Investment
               Corporation                                                                                      3,692,000
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $9,910,018)                                                         11,825,482
=========================================================================================================================

      Shares   Common Stock (0.1%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       3,000   Aavid Thermal Technology, Inc., Stock
               Warrants (j)                                                                                        30,000
       2,900   ASAT Finance, LLC, Stock Warrants (b,h,j)                                                                0
       3,904   Ionex Telecommunication, Inc. (h,j)                                                                      0
       2,550   Mueller Holdings, Inc., Stock Warrants (b,j)                                                       204,000
       3,000   Pliant Corporation, Stock Warrants (b,j)                                                                30
      19,360   Protection One, Inc., Stock Warrants (h,j)                                                               2
       3,000   RailAmerica, Inc., Stock Warrants (b,j)                                                            127,500
      13,500   TravelCenters of America, Inc., Stock
               Warrants (h,j)                                                                                     223,965
       4,500   TravelCenters of America, Inc., Stock
               Warrants (b,h,j)                                                                                    74,655
      36,330   TVMAX Holdings, Inc. (j)                                                                            36,330
       1,490   USA Mobility, Inc. (j)                                                                              44,611
      26,754   XO Communications, Inc., Stock Warrants (j)                                                          4,722
      13,377   XO Communications, Inc., Stock Warrants (j)                                                          1,779
      17,836   XO Communications, Inc., Stock Warrants (c,j)                                                        6,243
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $4,991,245)                                                               752,058
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (11.8%)                                            Interest Rate(k)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  81,872,595   Thrivent Financial Securities Lending
               Trust                                                      2.900%                 N/A          $81,872,595
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $81,872,595)                                                                       81,872,595
=========================================================================================================================

      Shares   Short-Term Investments (3.3%)                      Interest Rate(k)     Maturity Date                Value
-------------------------------------------------------------------------------------------------------------------------
  22,649,039   Thrivent Money Market Fund                                 2.650%                 N/A          $22,649,039
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                22,649,039
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $693,390,087)                                                         $693,548,717
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through April 29,2005, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 29, 2005.

                                                   Acquisition
Security                                               Date              Cost
-------------------------------------------------------------------------------
ASAT Finance, LLC, Stock Warrants                   10/20/1999         $64,123
CSAM Funding Corporation                             5/10/2002       2,886,320
Katonah, Ltd.                                         2/7/2003       1,869,699
Mueller Holdings, Inc., Stock Warrants (l)           4/22/2004         122,872
Pliant Corporation, Stock Warrants                   8/22/2000          99,578
RailAmerica, Inc., Stock Warrants                     8/9/2000         117,000
TravelCenters of America, Inc., Stock Warrants       11/9/2000         156,200
Venture CDO 2002, Ltd.                               3/13/2002       2,000,000


(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(f) Earmarked as collateral for long settling trades as discussed in the notes to the financial.

(g) Denotes investments purchased on a when-issued basis.

(h) Security is fair valued as discussed in the notes to the financial statements.

(i) In bankruptcy.

(j) Non-income producing security.

(k) The interest rate shown reflects the yield.

(l) On April 22, 2004, the Fund held $1,700,000 par of Mueller Holding
    Bonds valued at $497.15 per $1,000 bond.

The accompanying notes to the financial statements are an integral part of this schedule.



High Yield Fund II
Schedule of Investments as of April 29, 2005 (unaudited)(a)


Principal
Amount         Long-Term Fixed Income (78.7%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (9.7%)
-------------------------------------------------------------------------------------------------------------------------
    $650,000   Abitibi-Consolidated, Inc.(b)                                    8.550          8/1/2010          $625,625
     250,000   Ainsworth Lumber Company, Ltd.                                   6.800         10/1/2010           253,750
     560,000   Ainsworth Lumber Company, Ltd.                                   6.750         3/15/2014           504,000
     170,000   Appleton Papers, Inc.                                            8.125         6/15/2011           171,700
     210,000   Appleton Papers, Inc.                                            9.750         6/15/2014           214,200
     580,000   Arch Western Finance, LLC                                        6.750          7/1/2013           581,450
      75,000   ARCO Chemical Company(b)                                        10.250         11/1/2010            83,625
     373,000   BCP Caylux Holdings Luxembourg SCA(b)                            9.625         6/15/2014           411,232
     310,000   Buckeye Technologies, Inc.(b)                                    8.000        10/15/2010           303,800
     310,000   Buckeye Technologies, Inc.(b)                                    8.500         10/1/2013           322,400
     580,000   Crystal US Holdings 3, LLC/Crystal US Sub
               3Corporation(c)                                            Zero Coupon         10/1/2009           388,600
     475,000   Equistar Chemicals, LP                                           8.750         2/15/2009           505,875
     200,000   Equistar Chemicals, LP(b)                                       10.625          5/1/2011           223,000
     240,000   Equistar Chemicals, LP                                           7.550         2/15/2026           230,400
     520,000   Georgia-Pacific Corporation                                      8.125         5/15/2011           568,750
     520,000   Georgia-Pacific Corporation                                      9.375          2/1/2013           579,150
     200,000   Georgia-Pacific Corporation                                      8.000         1/15/2024           213,000
     410,000   Hudbay Mining and Smelting Company, Ltd.                         9.625         1/15/2012           393,600
     560,000   Huntsman International, LLC(b)                                  10.125          7/1/2009           581,000
     264,000   Huntsman, LLC                                                   11.500         7/15/2012           303,600
     700,000   ISP Holdings, Inc.                                              10.625        12/15/2009           752,500
     600,000   Ispat Inland ULC(d)                                              9.850          7/1/2005           639,000
     104,000   Ispat Inland ULC                                                 9.750          4/1/2014           118,820
     550,000   JohnsonDiversey, Inc.                                            9.625         5/15/2012           558,250
     700,000   Kappa Beheer BV                                                 10.625         7/15/2009           728,000
     910,000   Lyondell Chemical Company                                       10.500          6/1/2013         1,048,775
   1,000,000   MDP Acquisitions plc                                             9.625         10/1/2012           990,000
     700,000   Nalco Company                                                    7.750        11/15/2011           714,000
     600,000   NOVA Chemicals Corporation(b)                                    6.500         1/15/2012           606,750
     540,000   Novelis, Inc.                                                    7.250         2/15/2015           522,450
     925,000   Peabody Energy Corporation                                       6.875         3/15/2013           957,375
     580,000   Ryerson Tull, Inc.(b)                                            8.250        12/15/2011           493,000
     625,000   Stone Container Corporation(b)                                   8.375          7/1/2012           617,188
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           16,204,865
=========================================================================================================================

Capital Goods (8.7%)
-------------------------------------------------------------------------------------------------------------------------
     800,000   Allied Waste North America, Inc.(b)                              8.500         12/1/2008           815,000
     340,000   Allied Waste North America, Inc.                                 7.875         4/15/2013           330,650
     610,000   Amsted Industries, Inc.                                         10.250        10/15/2011           652,700
     330,000   Builders Firstsource, Inc.(d)                                    7.044         5/16/2005           320,100
     400,000   Building Materials Corporation                                   7.750         7/15/2005           400,000
     810,000   Case New Holland, Inc.(e)                                        9.250          8/1/2011           826,200
     600,000   Crown Euro Holdings SA                                           9.500          3/1/2011           648,000
     400,000   Crown Euro Holdings SA(b)                                       10.875          3/1/2013           457,000
     520,000   Da-Lite Screen Company, Inc.                                     9.500         5/15/2011           568,100
     600,000   Euramax International plc                                        8.500         8/15/2011           636,000
     610,000   Fastentech, Inc.                                                11.500          5/1/2011           655,750
     380,000   Graham Packaging Company, Inc.                                   9.875        10/15/2014           362,900
      80,000   IMCO Recycling Escrow, Inc.                                      9.000        11/15/2014            81,600
     425,000   Invensys plc(b)                                                  9.875         3/15/2011           420,750
     250,000   K&F Acquisition, Inc.                                            7.750        11/15/2014           245,000
     760,000   Legrand SA                                                      10.500         2/15/2013           855,000
     460,000   Mueller Group, Inc.                                             10.000          5/1/2012           494,500
     610,000   NationsRent, Inc.(b)                                             9.500        10/15/2010           658,800
     125,000   Owens-Brockway Glass Container, Inc.(b)                          7.750         5/15/2011           131,875
     700,000   Owens-Brockway Glass Container, Inc.                             8.750        11/15/2012           763,000
     350,000   Owens-Brockway Glass Container, Inc.(b)                          8.250         5/15/2013           371,000
     320,000   Owens-Illinois, Inc.(b)                                          7.500         5/15/2010           328,800
     610,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011           664,900
     250,000   Standard Aero Holdings, Inc.                                     8.250          9/1/2014           256,250
     770,000   Texas Industries, Inc.                                          10.250         6/15/2011           864,325
     550,000   TransDigm, Inc.(b)                                               8.375         7/15/2011           561,000
     600,000   Trinity Industries, Inc.                                         6.500         3/15/2014           576,000
     610,000   United Rentals North America, Inc.                               6.500         2/15/2012           581,025
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             14,526,225
=========================================================================================================================

Communications Services (19.4%)
-------------------------------------------------------------------------------------------------------------------------
     400,000   ACC Escrow Corporation                                          10.000          8/1/2011           374,000
     130,000   AirGate PCS, Inc.(d)                                             6.911         7/15/2005           132,925
     610,000   Alamosa Delaware, Inc.(b)                                        8.500         1/31/2012           631,350
     660,000   American Tower Corporation                                       7.125        10/15/2012           655,050
     380,000   American Towers, Inc.                                            7.250         12/1/2011           389,500
     340,000   AT&T Corporation                                                 9.050        11/15/2011           388,025
     520,000   Block Communications, Inc.(b)                                    9.250         4/15/2009           547,300
     914,491   Calpoint Receivable Structured Trust 2001                        7.440        12/10/2006           909,918
   1,010,000   CanWest Media, Inc.                                             10.625         5/15/2011         1,095,850
     300,000   CF Cable TV, Inc.                                                9.125         7/15/2007           303,095
     730,000   Charter Communications Holdings, LLC(b)                          8.750        11/15/2013           702,625
     175,000   Charter Communications Operating, LLC                            8.000         4/30/2012           168,000
     275,000   Charter Communications Operating, LLC                            8.375         4/30/2014           264,000
     570,000   Citizens Communications Company                                  6.250         1/15/2013           531,525
     800,000   Crown Castle International Corporation                          10.750          8/1/2011           856,000
   1,210,000   CSC Holdings, Inc.(b)                                            7.625          4/1/2011         1,228,150
     500,000   Dex Media West, LLC/Dex Media West Finance
               Company(b)                                                       8.500         8/15/2010           536,250
     679,000   Dex Media West, LLC/Dex Media West Finance
               Company                                                          9.875         8/15/2013           753,690
     610,000   Dex Media, Inc.(b)                                               8.000        11/15/2013           628,300
     950,000   DIRECTV Holdings, LLC                                            8.375         3/15/2013         1,028,375
     650,000   Dobson Cellular Systems(b)                                       9.875         11/1/2012           656,500
     150,000   EchoStar DBS Corporation                                         5.750         10/1/2008           147,562
     150,000   Eircom Funding                                                   8.250         8/15/2013           162,000
     345,000   General Cable Corporation                                        9.500        11/15/2010           365,700
     338,000   Houghton Mifflin Company(b)                                      9.875          2/1/2013           341,380
     500,000   Intelsat Bermuda, Ltd.                                           8.625         1/15/2015           507,500
     610,000   IPCS Escrow Company                                             11.500          5/1/2012           674,050
       1,000   MCI, Inc.                                                        5.908          5/1/2007             1,015
       1,000   MCI, Inc.                                                        6.688          5/1/2009             1,032
     180,000   MCI, Inc.                                                        7.735          5/1/2014           194,850
     610,000   Nebraska Book Company, Inc.                                      8.625         3/15/2012           579,500
     730,000   Nexstar Finance, Inc.                                            7.000         1/15/2014           667,950
      35,714   Nextel Communications, Inc.                                      9.500          2/1/2011            38,571
     910,000   Nextel Communications, Inc.                                      6.875        10/31/2013           955,500
     420,000   Nextel Communications, Inc.                                      5.950         3/15/2014           425,250
     380,000   Nextel Communications, Inc.                                      7.375          8/1/2015           404,700
     610,000   Nextel Partners, Inc.                                            8.125          7/1/2011           655,750
     600,000   NTL Cable plc(d)                                                 8.141         7/15/2005           615,000
     279,000   PanAmSat Corporation                                             9.000         8/15/2014           290,160
     376,000   PanAmSat Holding Corporation(c)                            Zero Coupon         11/1/2009           240,640
     100,000   PRIMEDIA, Inc.(d)                                                8.165         5/16/2005           105,000
     650,000   PRIMEDIA, Inc.                                                   8.000         5/15/2013           653,250
     700,000   Quebecor Media, Inc.                                            11.125         7/15/2011           770,000
     420,000   Qwest Communications International, Inc.(d)                      6.310         5/15/2005           416,850
     430,000   Qwest Communications International, Inc.                         7.250         2/15/2011           404,200
     830,000   Qwest Communications International, Inc.(b)                      7.500         2/15/2014           780,200
     840,000   Qwest Corporation                                                7.875          9/1/2011           852,600
   1,250,000   Qwest Services Corporation                                      13.500        12/15/2010         1,406,250
     250,000   Radio One, Inc.                                                  6.375         2/15/2013           243,125
     250,000   Rainbow National Services, LLC                                   8.750          9/1/2012           267,500
     590,000   Rainbow National Services, LLC                                  10.375          9/1/2014           666,700
     240,000   Rogers Wireless Communications, Inc.                             7.250        12/15/2012           245,400
     420,000   Rogers Wireless, Inc.(b)                                         8.000        12/15/2012           430,500
     165,000   Rogers Wireless, Inc.                                            7.500         3/15/2015           169,331
     300,000   Sheridan Group, Inc.                                            10.250         8/15/2011           317,250
     675,000   Spectrasite, Inc.                                                8.250         5/15/2010           703,688
     450,000   Superior Essex Communications, LLC/Essex
               Group, Inc.                                                      9.000         4/15/2012           454,500
     295,000   UbiquiTel Operating Company                                      9.875          3/1/2011           319,338
     390,000   US Unwired, Inc.(b)                                             10.000         6/15/2012           428,025
     530,000   Valor Telecommunications Enterprises, LLC                        7.750         2/15/2015           507,475
     670,000   Videotron Ltee                                                   6.875         1/15/2014           659,950
     540,000   WDAC Subsidiary Corporation(b)                                   8.375         12/1/2014           490,050
     610,000   XM Satellite Radio, Inc.(d)                                      8.242          8/3/2005           616,100
     660,000   Zues Special Subsidiary, Ltd.(c)                           Zero Coupon          2/1/2010           399,300
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   32,355,120
=========================================================================================================================

Consumer Cyclical (15.2%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   Aearo Company I                                                  8.250         4/15/2012           703,500
     330,000   Allied Security Escrow Corporation                              11.375         7/15/2011           336,600
     660,000   AmeriGas Partners, LP(f)                                         7.250         5/20/2015           660,000
     400,000   AmeriGas Partners, LP/AmeriGas Eagle
               FinanceCorporation                                              10.000         4/15/2006           418,000
     650,000   ArvinMeritor, Inc.                                               6.625         6/15/2007           633,750
     500,000   ArvinMeritor, Inc.(b)                                            8.750          3/1/2012           466,250
     800,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011           848,000
     740,000   Blockbuster, Inc.(b)                                             9.000          9/1/2012           662,300
   1,100,000   Boyd Gaming Corporation(b)                                       7.750        12/15/2012         1,155,000
     820,000   Buffets, Inc.(b)                                                11.250         7/15/2010           807,700
     490,000   Buhrmann US, Inc.                                                7.875          3/1/2015           477,750
     975,000   Caesars Entertainment, Inc.                                      7.875         3/15/2010         1,067,625
     500,000   Circus & Eldorado Joint Venture/Silver
               Legacy Capital Corporation(b)                                   10.125          3/1/2012           537,500
     830,000   D.R. Horton, Inc.(b)                                             4.875         1/15/2010           805,512
   1,000,000   D.R. Horton, Inc.                                                5.625         9/15/2014           969,663
     570,000   Delphi Corporation(b)                                            6.550         6/15/2006           532,950
     725,000   Dura Operating Corporation(b)                                    8.625         4/15/2012           616,250
     350,000   Gaylord Entertainment Company                                    8.000        11/15/2013           351,750
     330,000   Gaylord Entertainment Company                                    6.750        11/15/2014           305,250
     570,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013           570,000
     107,000   HMH Properties, Inc.(b)                                          7.875          8/1/2008           109,140
     125,000   Host Marriott, LP                                                9.500         1/15/2007           133,125
      50,000   Host Marriott, LP                                                9.250         10/1/2007            53,500
      75,000   Host Marriott, LP                                                7.125         11/1/2013            75,938
     820,000   IAAI Finance Corporation                                        11.000          4/1/2013           831,170
     340,000   Jean Coutu Group (PJC), Inc.(b)                                  8.500          8/1/2014           320,450
     920,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012           979,800
     980,000   MGM MIRAGE                                                       5.875         2/27/2014           917,525
     840,000   NCL Corporation                                                 10.625         7/15/2014           861,000
     250,000   Norcraft Holdings, LP/Norcraft Capital
               Corporation                                                Zero Coupon          9/1/2012           171,250
     390,000   Penn National Gaming, Inc.(b)                                    6.875         12/1/2011           389,025
     160,000   Penn National Gaming, Inc.                                       6.750          3/1/2015           153,200
     710,000   Poster Financial Group, Inc.                                     8.750         12/1/2011           717,100
     770,000   Rent-Way, Inc.                                                  11.875         6/15/2010           843,150
     450,000   Rite Aid Corporation                                             7.500         1/15/2015           412,875
     360,000   Seneca Gaming Corporation                                        7.250          5/1/2012           356,400
     310,000   TravelCenters of America, Inc.                                  12.750          5/1/2009           339,853
   1,088,000   TRW Automotive, Inc.(b)                                          9.375         2/15/2013         1,126,080
     350,000   Universal City Development Services                             11.750          4/1/2010           396,375
     410,000   Universal City Florida Holding Company
               I/II(d)                                                          7.492          8/3/2005           425,375
     600,000   VICORP Restaurants, Inc.(b)                                     10.500         4/15/2011           609,000
     600,000   Warnaco, Inc.                                                    8.875         6/15/2013           648,000
     700,000   Warner Music Group                                               7.375         4/15/2014           700,000
     480,000   WMG Holdings Corporation(d)                                      7.385         6/15/2005           494,400
     620,000   WMG Holdings Corporation(c)                                Zero Coupon        12/15/2009           412,300
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         25,401,381
=========================================================================================================================

Consumer Non-Cyclical (7.1%)
-------------------------------------------------------------------------------------------------------------------------
     330,000   Ardent Health Services, Inc.                                    10.000         8/15/2013           399,663
     480,000   Beverly Enterprises, Inc.                                        7.875         6/15/2014           525,600
     870,000   CDRV Investors, Inc.(b,c)                                  Zero Coupon          1/1/2010           452,400
     400,000   DaVita, Inc.                                                     6.625         3/15/2013           396,000
     410,000   DaVita, Inc.                                                     7.250         3/15/2015           398,725
     410,000   Del Laboratories, Inc.                                           8.000          2/1/2012           387,450
     700,000   Delhaize America, Inc.(b)                                        8.125         4/15/2011           771,688
     330,000   Elan Finance Corporation, Ltd.(b)                                7.750        11/15/2011           255,750
     300,000   Fisher Scientific International, Inc.                            8.000          9/1/2013           322,500
     310,000   Fisher Scientific International, Inc.                            6.750         8/15/2014           312,325
     900,000   Fresenius Medical Care Capital Trust II                          7.875          2/1/2008           936,000
     620,000   HCA, Inc.(b)                                                     6.300         10/1/2012           623,484
     340,000   IASIS Healthcare, LLC (IASIS Capital
               Corporation)                                                     8.750         6/15/2014           349,350
     855,000   Jostens Holding Corporation(c)                             Zero Coupon         10/1/2008           619,875
     600,000   Michael Foods, Inc.                                              8.000        11/15/2013           615,000
     120,000   PerkinElmer, Inc.                                                8.875         1/15/2013           133,200
   1,160,000   Roundy's, Inc.                                                   8.875         6/15/2012         1,200,600
     410,000   Smithfield Foods, Inc.(b)                                        8.000        10/15/2009           438,700
     160,000   Smithfield Foods, Inc.(b)                                        7.000          8/1/2011           163,600
     340,000   Stater Brothers Holdings, Inc.                                   8.125         6/15/2012           316,200
     410,000   Tenet Healthcare Corporation                                     9.875          7/1/2014           421,275
     620,000   US Oncology Holdings, Inc.(d)                                    8.509         9/15/2005           589,000
     380,000   US Oncology, Inc.                                                9.000         8/15/2012           397,100
     210,000   Vanguard Health Holding Company I,
               LLC(b,c)                                                   Zero Coupon         10/1/2009           142,800
     400,000   VWR International, Inc.(b)                                       8.000         4/15/2014           372,000
     350,000   Warner Chilcott Corporation                                      8.750          2/1/2015           343,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     11,883,285
=========================================================================================================================

Energy (6.0%)
-------------------------------------------------------------------------------------------------------------------------
     570,000   Chesapeake Energy Corporation                                    9.000         8/15/2012           624,150
     330,000   Chesapeake Energy Corporation                                    6.375         6/15/2015           323,400
     800,000   Dresser, Inc.                                                    9.375         4/15/2011           836,000
     725,000   EXCO Resources, Inc.                                             7.250         1/15/2011           714,125
   1,050,000   Hanover Equipment Trust                                          8.500          9/1/2008         1,092,000
     580,000   Harvest Operations Corporation                                   7.875        10/15/2011           569,850
     530,000   Hornbeck Offshore Services, Inc.                                 6.125         12/1/2014           522,712
     670,000   Petroleum Geo-Services ASA                                      10.000         11/5/2010           747,050
     575,000   Pogo Producing Company                                           6.625         3/15/2015           570,688
   1,190,000   Premcor Refining Group, Inc.                                     6.750          5/1/2014         1,240,575
     570,000   Pride International, Inc.(b)                                     7.375         7/15/2014           598,500
     600,000   SESI, LLC                                                        8.875         5/15/2011           642,000
     450,000   Vintage Petroleum, Inc.(b)                                       7.875         5/15/2011           468,000
     350,000   Vintage Petroleum, Inc.                                          8.250          5/1/2012           377,125
     610,000   Western Oil Sands, Inc.                                          8.375          5/1/2012           676,948
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    10,003,123
=========================================================================================================================

Financials (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     591,000   American Financial Group, Inc.,
               Convertible(c)                                                   1.486          6/2/2008           238,616
     570,000   Fairfax Financial Holdings, Ltd.(b)                              7.750         4/26/2012           526,538
     390,600   FINOVA Group, Inc.                                               7.500        11/15/2009           170,888
     590,000   Refco Finance Holdings, LLC                                      9.000          8/1/2012           637,200
     625,000   Riggs Capital Trust II                                           8.875         3/15/2027           693,750
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 2,266,992
=========================================================================================================================

Technology (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     330,000   Freescale Semiconductor, Inc.                                    6.875         7/15/2011           338,250
     330,000   Freescale Semiconductor, Inc.                                    7.125         7/15/2014           343,200
     110,000   MagnaChip Semiconductor SA/MagnaChip
               Semiconductor Finance Company                                    6.875        12/15/2011           100,650
     250,000   MagnaChip Semiconductor SA/MagnaChip
               Semiconductor Finance Company(b)                                 8.000        12/15/2014           216,250
     600,000   Sanmina-SCI Corporation                                         10.375         1/15/2010           657,000
     510,000   Sanmina-SCI Corporation                                          6.750          3/1/2013           456,450
      85,000   Telcordia Technologies, Inc.                                    10.000         3/15/2013            82,025
     600,000   Xerox Corporation(b)                                             7.625         6/15/2013           640,500
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 2,834,325
=========================================================================================================================

Transportation (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     330,000   H-Lines Finance Holding Corporation(c)                     Zero Coupon          4/1/2008           254,925
     520,000   Horizon Lines, LLC                                               9.000         11/1/2012           547,300
     223,533   Northwest Airlines, Inc.                                         8.304          9/1/2010           183,219
     580,000   Progress Rail Services Corporation                               7.750          4/1/2012           577,100
     582,967   United Air Lines, Inc.(b,g)                                      6.602          9/1/2013           549,451
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             2,111,995
=========================================================================================================================

Utilities (8.3%)
-------------------------------------------------------------------------------------------------------------------------
     475,000   AES Corporation(b)                                               8.875         2/15/2011           511,812
     700,000   AES Corporation                                                  8.750         5/15/2013           757,750
     615,220   CE Generation, LLC                                               7.416        12/15/2018           667,087
     508,680   Cedar Brakes II, LLC                                             9.875          9/1/2013           615,762
     200,000   Coastal Corporation                                              9.625         5/15/2012           212,000
     410,000   Consumers Energy Company                                         6.300          2/1/2012           398,726
     710,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010           717,100
     420,000   Dynegy Holdings, Inc.(b)                                         6.875          4/1/2011           347,550
   1,400,000   Edison Mission Energy(b)                                         9.875         4/15/2011         1,582,002
     400,000   El Paso Corporation(b)                                           7.875         6/15/2012           391,000
   1,005,000   El Paso Corporation                                              7.375        12/15/2012           949,725
     580,000   El Paso Corporation                                              7.800          8/1/2031           526,350
      75,000   El Paso Natural Gas Corporation                                  7.625          8/1/2010            78,362
     150,000   Ipalco Enterprises, Inc.                                         8.375        11/14/2008           161,250
     500,000   Ipalco Enterprises, Inc.                                         8.625        11/14/2011           570,000
     500,000   Midwest Generation, LLC                                          8.750          5/1/2034           545,000
     260,000   Mission Energy Holding Company                                  13.500         7/15/2008           304,850
     998,000   NRG Energy, Inc.                                                 8.000        12/15/2013         1,007,980
     170,000   Pacific Energy Partners, LP/Pacific Energy
               FinanceCorporation                                               7.125         6/15/2014           177,225
     550,000   Sonat, Inc.                                                      7.625         7/15/2011           533,500
     610,000   Southern Star Central Corporation                                8.500          8/1/2010           652,700
     460,000   Texas Genco, LLC/Texas Genco Financing                           6.875        12/15/2014           450,800
     610,000   Williams Companies, Inc.                                         7.625         7/15/2019           654,225
     475,000   Williams Companies, Inc.                                         7.875          9/1/2021           510,625
     410,000   Williams Companies, Inc.                                   Zero Coupon         3/15/2032           471,500
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 13,794,881
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $130,859,302)                                                                                  131,382,192
=========================================================================================================================

      Shares   Preferred Stock (0.8%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
         918   Sovereign Real Estate Investment
               Corporation                                                                                     $1,303,560
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $1,354,050)                                                          1,303,560
=========================================================================================================================

      Shares   Common Stock(h)                                                                                      Value
-------------------------------------------------------------------------------------------------------------------------
           1   Abraxas Petroleum Corporation (i)                                                                       $2
         750   Arcadia Financial, Ltd., Stock Warrants
               (i,j)                                                                                                    0
         735   ICG Communications, Inc., Stock Rights (i)                                                               7
           3   Orion Refining Corporation (i,j,k)                                                                       0
         500   Unifi Communications, Inc., Stock Warrants
               (i,j,k)                                                                                                  0
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $27,847)                                                                        9
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (17.7%)                                           Interest Rate(l)     Maturity Date                 Value
-------------------------------------------------------------------------------------------------------------------------
  29,495,345   Thrivent Financial Securities Lending
               Trust                                                     2.900%                 N/A           $29,495,345
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $29,495,345)                                                                       29,495,345
=========================================================================================================================

      Shares   Short-Term Investments (2.8%)                      Interest Rate(l)    Maturity Date                 Value
-------------------------------------------------------------------------------------------------------------------------
   4,706,024   Thrivent Money Market Fund                                 2.650%                N/A            $4,706,024
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 4,706,024
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $166,442,568)                                                         $166,887,130
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(c) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e) Earmarked as collateral for long settling trades as discussed in the notes to the financial.

(f) Denotes investments purchased on a when-issued basis.

(g) In bankruptcy.

(h) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent High Yield Fund II.

(i) Non-income producing security.

(j) Security is fair valued as discussed in the notes to the financial statements.

(k) Denotes restricted securities.Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. These securities have been valued from the date of acquisition through April 29, 2005, by obtaining quotations from brokers active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 29, 2005.

                                                   Acquisition
Security                                               Date              Cost
-------------------------------------------------------------------------------
Orion Refining Corporation                           8/3/2001              $0
Unifi Communications, Inc., Stock Warrants          2/14/1997           6,525

(l) The interest rate shown reflects the yield.

The accompanying notes to the financial statements are an integral part of this schedule.



Municipal Bond Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


Principal
Amount         Long-Term Fixed Income (99.4%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Alabama (0.1%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Alabama 21st Century Authority Tobacco
               Settlement Revenue Bonds                                         5.750%        12/1/2020        $1,035,700
-------------------------------------------------------------------------------------------------------------------------
               Total Alabama                                                                                    1,035,700
=========================================================================================================================

Alaska (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,155,000   Alaska Energy Authority Power
               Revenue Refunding Bonds (Bradley Lake)
               (Series 5) (FSA Insured)                                         5.000          7/1/2021         3,330,639
   3,370,000   Northern Tobacco Securitization
               Corporation, Alaska Tobacco Settlement
               Revenue Bonds                                                    6.200          6/1/2022         3,449,397
-------------------------------------------------------------------------------------------------------------------------
               Total Alaska                                                                                     6,780,036
=========================================================================================================================

Arizona (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     780,000   Arizona Health Facilities Authority
               Revenue Bonds (Arizona Healthcare Pooled
               Financing) (FGIC Insured)                                        4.250          6/1/2006           791,630
     815,000   Arizona Health Facilities Authority
               Revenue Bonds (Arizona Healthcare Pooled
               Financing) (FGIC Insured)                                        4.500          6/1/2007           840,395
     975,000   Arizona Health Facilities Authority
               Revenue Bonds (Arizona Healthcare Pooled
               Financing) (FGIC Insured)                                        5.000          6/1/2011         1,063,862
   1,020,000   Arizona Health Facilities Authority
               Revenue Bonds (Arizona Healthcare Pooled
               Financing) (FGIC Insured)                                        5.000          6/1/2012         1,113,789
   1,000,000   Arizona Health Facilities Authority
               Revenue Bonds (Blood Systems, Inc.)                              5.000          4/1/2017         1,065,630
   1,200,000   Arizona Health Facilities Authority
               Revenue Bonds (Blood Systems, Inc.)                              5.000          4/1/2018         1,254,348
     500,000   Glendale, Arizona Industrial Development
               Authority (Midwestern University)
               (Series A)                                                       5.750         5/15/2021           549,840
   2,000,000   Phoenix, Arizona Industrial Development
               Authority Government Office Lease
               Revenue Bonds (Capital MallProject) (AMBAC
               Insured)                                                         5.375         9/15/2020         2,143,440
      80,000   Phoenix, Arizona Industrial Development
               Authority Single Family Mortgage
               Revenue Bonds (Series 1A) (GNMA/FNMA/FHLMC
               Insured)                                                         5.875          6/1/2016            81,908
   1,285,000   Pima County, Arizona Industrial
               Development Authority Multifamily Bonds (La
               Hacienda Project) (GNMA/FHA Insured)                             7.000        12/20/2031         1,399,815
   1,700,000   Pima County, Arizona Unified School
               District #16 Catalina Foothills (Series A)
               (MBIA Insured)                                                   8.900          7/1/2005         1,716,541
   1,000,000   Pinal County, Arizona Unified School
               District #43 Apache Junction (Series A)
               (FGIC Insured)(b)                                                5.800          7/1/2005         1,045,010
     500,000   Yavapai County, Arizona Hospital
               Revenue Bonds (Yavapai Regional Medical
               Center) (Series A)                                               6.000          8/1/2033           533,045
-------------------------------------------------------------------------------------------------------------------------
               Total Arizona                                                                                   13,599,253
=========================================================================================================================

Arkansas (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     650,000   Arkansas Housing Development Agency Single
               Family Mortgage Revenue Bonds (FHA
               Insured)(b)                                                      8.375          7/1/2010           737,028
   2,400,000   Arkansas State Community Water System
               Public Water Authority Revenue Bonds
               (Series B) (MBIA Insured)                                        5.000         10/1/2023         2,521,056
     432,500   Arkansas State Development Finance
               Authority Single Family Mortgage
               Revenue Bonds (Series F) (GNMA
               Insured) (Subject to 'AMT')                                      7.450          1/1/2027           434,278
   3,000,000   Jonesboro, Arkansas Residential Housing
               and Health Care Facilities Revenue Bonds
               (St. Bernards Regional Medical Center)
               (AMBAC Insured)                                                  5.800          7/1/2011         3,150,630
     875,000   Pope County, Arkansas Pollution Control
               Revenue Bonds (Arkansas Power and Light
               Company Project) (FSA Insured)                                   6.300         12/1/2016           886,585
-------------------------------------------------------------------------------------------------------------------------
               Total Arkansas                                                                                   7,729,577
=========================================================================================================================

California (10.8%)
-------------------------------------------------------------------------------------------------------------------------
   3,950,000   Anaheim, California Public Financing
               Authority Lease Revenue Bonds (Public
               Improvements Project)  (Series A) (FSA
               Insured)                                                         6.000          9/1/2024         4,836,459
   5,000,000   California Infrastructure & Economic Bank
               Revenue Bonds (Bay Area Toll Bridges) (1st
               Lien-A)(c)                                                       5.000          7/1/2025         5,287,750
     240,000   California Rural Home Mortgage Finance
               Authority Single Family Mortgage
               Revenue Bonds (Series D)(GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.100          6/1/2031           253,046
   5,000,000   California State Department of Water
               Resources Supply Revenue Bonds (Series A)
               (AMBAC Insured)                                                  5.375          5/1/2018         5,514,750
   5,000,000   California State General Obligation Bonds                        5.250         12/1/2019         5,410,600
  10,000,000   California State General Obligation Bonds                        5.000          2/1/2020        10,500,800
   2,000,000   California State General Obligation
               Bonds (AMBAC Insured)                                            6.300          9/1/2010         2,310,760
   3,000,000   California State Public Works Board Lease
               Revenue Bonds (Department of Corrections
               State Prison)                                                    7.400          9/1/2010         3,568,530
   4,000,000   California State Public Works Board Lease
               Revenue Bonds (UCLA Replacement Hospital)
               (Series A) (FSA Insured)                                         5.375         10/1/2015         4,438,760
   1,500,000   California State Revenue General
               Obligation Bonds                                                 7.000          8/1/2006         1,579,095
   2,000,000   California State Revenue General
               Obligation Bonds                                                 5.250         11/1/2021         2,168,000
  10,000,000   California State Revenue General
               Obligation Bonds                                                 5.250          4/1/2029        10,666,000
     300,000   California State Unrefunded General
               Obligation Bonds (MBIA Insured)                                  6.000          8/1/2016           305,580
   2,000,000   California State Veterans General
               Obligation Revenue Bonds (FGIC) (Series AT)                      9.500          2/1/2010         2,522,920
     390,000   Central Valley Financing Authority,
               California Cogeneration Project
               Revenue Bonds (Carson Ice-Gen Project)                           6.000          7/1/2009           392,500
   4,030,000   Contra Costa County, California Home
               Mortgage Revenue Bonds (GNMA Insured)
               (Escrowed to Maturity)(b)                                        7.500          5/1/2014         5,300,820
   5,000,000   Foothill/Eastern Transportation Corridor
               Agency, California Toll Road Revenue Bonds
               (Series A)(b)                                              Zero Coupon          1/1/2009         5,733,750
   5,000,000   Foothill/Eastern Transportation Corridor
               Agency, California Toll Road Revenue Bonds
               (Series A)(b,c)                                            Zero Coupon          1/1/2011         5,991,200
   6,000,000   Foothill/Eastern Transportation Corridor
               Agency, California Toll Road Revenue Bonds
               (Series A)(b,c)                                            Zero Coupon          1/1/2013         7,202,460
   7,145,000   Foothill/Eastern Transportation Corridor
               Agency, California Toll Road Revenue Bonds
               (Series A)(b)                                              Zero Coupon          1/1/2014         8,576,929
     420,000   Golden West Schools Financing Authority,
               California Revenue Bonds (Series A) (MBIA
               Insured)                                                         5.800          2/1/2022           506,415
   3,015,000   Los Angeles, California Department of
               Water & Power Waterworks Revenue Bonds                           5.000          7/1/2025         3,206,091
   2,385,000   Orange County, California Recovery
               Certificates Of Participation Bonds
               (Series A) (MBIA Insured)                                        5.800          7/1/2016         2,512,645
   5,000,000   Pittsburg, California Redevelopment Agency
               Tax Allocation Bonds (Los Medanos Community
               Development Project) (AMBAC Insured)                       Zero Coupon          8/1/2024         1,936,850
   4,200,000   Pomona, California Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA
               Insured)(b)                                                     7.600          5/1/2023         5,539,842
     500,000   Sacramento, California Cogeneration
               Authority Bonds (Procter and Gamble
               Project)(b)                                                      6.375          7/1/2010           513,180
     500,000   Sacramento, California Cogeneration
               Authority Revenue Bonds (Procter and
               Gamble Project)                                                  6.375          7/1/2010           512,880
   1,500,000   San Bernardino County, California Single
               Family Mortgage Revenue Bonds (Series A)
               (GNMA Insured)(b)                                                7.500          5/1/2023         1,964,250
   1,500,000   San Francisco, California Bay Area Rapid
               Transit District Sales Tax Revenue Bonds
               (AMBAC Insured)                                                  6.750          7/1/2010         1,770,030
  15,000,000   San Joaquin Hills Transportation Corridor
               Agency, California Toll Road
               Revenue Bonds(b)                                                 7.650          1/1/2013        17,170,800
  10,000,000   Southern California Public Power Authority
               Power Project Revenue Bonds (Magnolia Power
               Project) (Series A) (2003-1) (AMBAC
               Insured)                                                         5.000          7/1/2036        10,469,800
-------------------------------------------------------------------------------------------------------------------------
               Total California                                                                               138,663,492
=========================================================================================================================

Colorado (4.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Colorado Educational and Cultural
               Facilities Authority Revenue Bonds
               (Bromley East Project) (Series A)                                7.250         9/15/2030         2,071,940
     570,000   Colorado Educational and Cultural
               Facilities Authority Revenue Bonds (Cherry
               Creek Academy Facility, Inc.)                                    6.000          4/1/2021           583,332
   1,280,000   Colorado Educational and Cultural
               Facilities Authority Revenue Bonds (Cherry
               Creek Academy Facility, Inc.)                                    6.000          4/1/2030         1,308,634
   2,825,000   Colorado Educational and Cultural
               Facilities Authority Revenue Bonds
               (Classical Academy)(b)                                           7.250         12/1/2030         3,485,259
     750,000   Colorado Educational and Cultural
               Facilities Authority Revenue Bonds
               (Pinnacle Charter School Project)(b)                             5.250         12/1/2011          $798,210
   1,000,000   Colorado Educational and Cultural
               Facilities Authority Revenue Bonds
               (University Lab School Project)(b)                               5.750          6/1/2016         1,136,200
     750,000   Colorado Educational and Cultural
               Facilities Authority Revenue Bonds
               (University Lab School Project)(b)                               6.125          6/1/2021           867,532
   6,250,000   Colorado Educational and Cultural
               Facilities Authority Revenue Bonds
               (University Lab School Project)(b)                               6.250          6/1/2031         7,272,188
   1,000,000   Colorado Health Facilities Authority
               Revenue Bonds (Evangelical Lutheran Good
               Samaritan)                                                       6.250         12/1/2010         1,121,480
   5,000,000   Colorado Health Facilities Authority
               Revenue Bonds (Evangelical Lutheran Good
               Samaritan)                                                       6.800         12/1/2020         5,789,750
   2,000,000   Colorado Health Facilities Authority
               Revenue Bonds (Evangelical Lutheran)
               (Series B)                                                       3.750          6/1/2034         1,991,740
   1,000,000   Colorado Health Facilities Authority
               Revenue Bonds (Parkview Medical Center
               Project)                                                         6.500          9/1/2020         1,115,940
     500,000   Colorado Health Facilities Authority
               Revenue Bonds (Parkview Medical Center
               Project)                                                         6.600          9/1/2025           554,880
     230,000   Colorado Housing and Finance Authority
               Revenue Bonds (Single Family Program)
               (Series A-2) (Subject to 'AMT')                                  7.450         10/1/2016           236,746
     145,000   Colorado Housing and Finance Authority
               Revenue Bonds (Single Family Program)
               (Series A-3)                                                     7.250          4/1/2010           149,991
     970,000   Colorado Housing and Finance Authority
               Revenue Bonds (Single Family Program)
               (Series B-3)                                                     6.700          8/1/2017         1,004,784
     135,000   Colorado Housing and Finance Authority
               Revenue Bonds (Single Family Program)
               (Series C-3) (FHA/VA Insured)                                    7.150         10/1/2030           139,505
     115,000   Colorado Housing and Finance Authority
               Single Family Revenue Bonds (Series A-3)                         7.000         11/1/2016           117,156
   1,195,000   Colorado Housing and Finance Authority
               Single Family Revenue Bonds (Series D-2)
               (Subject to 'AMT')                                               6.350         11/1/2029         1,251,464
      70,000   Colorado Water Resources and Power
               Development Authority Clean Water
               Revenue Unrefunded Bonds (Series A) (FSA
               Insured)                                                         6.250          9/1/2013            70,293
   3,525,000   Colorado Water Resources and Power
               Development Authority Small Water Resources
               Revenue Bonds (Series A) (FGIC Insured)                          5.250         11/1/2021         3,822,052
   6,000,000   Denver, Colorado City & County Bonds                             5.600         10/1/2029         6,700,860
     200,000   Denver, Colorado Health and Hospital
               Authority Healthcare Revenue Bonds
               (Series A)                                                       5.250         12/1/2010           209,726
     200,000   Denver, Colorado Health and Hospital
               Authority Healthcare Revenue Bonds
               (Series A)                                                       5.250         12/1/2011           208,680
   2,000,000   Denver, Colorado Health and Hospital
               Authority Healthcare Revenue Bonds
               (Series A) (ACA/CBI Insured)                                     6.250         12/1/2016         2,164,120
   1,890,000   Goldsmith, Colorado Metropolitan District
               Capital Appreciation General Obligation
               Bonds (MBIA Insured)                                       Zero Coupon          6/1/2007         1,778,206
   1,890,000   Goldsmith, Colorado Metropolitan District
               Capital Appreciation General Obligation
               Bonds (MBIA Insured)                                       Zero Coupon          6/1/2008         1,706,462
   1,885,000   Goldsmith, Colorado Metropolitan District
               Capital Appreciation General Obligation
               Bonds (MBIA Insured)                                       Zero Coupon         12/1/2008         1,671,543
   3,000,000   Larimer County, Colorado School District
               # R 1 Poudre Valley (MBIA/IBC Insured)                           7.000        12/15/2016         3,881,370
   4,000,000   Northwest Parkway Public Highway
               Authority, Colorado Capital Appreciation
               Revenue Bonds (Series C) (AMBAC
               Insured)(d)                                                Zero Coupon         6/15/2011         3,276,240
   3,500,000   Regional Transportation District, Colorado
               Sales Tax Revenue Bonds (Series B) (AMBAC
               Insured)(b)                                                      5.500         11/1/2021         3,999,905
-------------------------------------------------------------------------------------------------------------------------
               Total Colorado                                                                                  60,486,188
=========================================================================================================================

Connecticut (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Connecticut State Health and Educational
               Facilities Authority Revenue Bonds (Yale
               University) (Series W)(e)                                        4.936          5/2/2005         2,076,760
   4,000,000   Connecticut State Special Tax Obligation
               Revenue Bonds (Transportation
               Infrastructure) (Series B)                                       6.500         10/1/2010         4,626,960
-------------------------------------------------------------------------------------------------------------------------
               Total Connecticut                                                                                6,703,720
=========================================================================================================================

District of Columbia (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   7,895,000   District of Columbia Tobacco Settlement
               Financing Corporation Revenue Bonds                              6.250         5/15/2024         8,073,980
-------------------------------------------------------------------------------------------------------------------------
               Total District of Columbia                                                                       8,073,980
=========================================================================================================================

Florida (1.6%)
-------------------------------------------------------------------------------------------------------------------------
     708,000   Brevard County, Florida Housing Finance
               Authority Homeowner Mortgage Revenue Bonds
               (Series B) (GNMA Insured)                                        6.500          9/1/2022           709,097
   1,565,000   Clay County, Florida Housing Finance
               Authority Single Family Mortgage
               Revenue Bonds (GNMA/FNMA Insured) (Subject
               to 'AMT')                                                        6.000          4/1/2029         1,604,861
     750,000   Florida Intergovernmental Finance
               Commission Capital Revenue Bonds(b)                              5.125          5/1/2021           829,875
     620,000   Florida State Board of Education Capital
               Outlay Unrefunded General Obligation Bonds
               (MBIA Insured)                                                   9.125          6/1/2014           878,428
   1,520,000   Florida State Revenue Bonds
               (Jacksonville Transportation)                                    5.000          7/1/2019         1,593,036
   2,000,000   Highlands County, Florida Health
               Facilities Authority Revenue Bonds
               (Adventist Health System/Sunbelt,
               Inc.) (Series A)                                                 6.000        11/15/2031         2,180,680
   1,500,000   Jacksonville, Florida Health Facilities
               Authority Revenue Bonds (Series C)(b)                            5.750         8/15/2015         1,682,235
   1,145,000   Leon County, Florida Educational
               Facilities Authority Certificates of
               Participation(b)                                                 8.500          9/1/2017         1,647,987
     305,000   Manatee County, Florida Housing Finance
               Authority Single Family Mortgage
               Revenue Bonds (Series 1) (GNMA/FNMA/FHLMC
               Insured) (Subject to 'AMT')                                      7.200          5/1/2028           313,692
   1,320,000   Orange County, Florida Health Facilities
               Authority Revenue Bonds (Adventist Health
               Systems)                                                         5.750        11/15/2008         1,428,755
   1,000,000   Orange County, Florida Health Facilities
               Authority Revenue Bonds (Adventist Health
               Systems)                                                         5.850        11/15/2010         1,112,970
   2,000,000   Orange County, Florida Health Facilities
               Authority Revenue Bonds (Orlando Regional
               Healthcare System) (Series A) (MBIA
               Insured)                                                         6.250         10/1/2018         2,442,380
     975,000   Orange County, Florida Housing Finance
               Authority Homeowner Revenue Bonds
               (Series B-1) (GNMA/FNMA Insured) (Subject
               to 'AMT')                                                        5.900          9/1/2028           997,718
   2,500,000   Orlando, Florida Utilities Community Water
               & Electric Revenue Bonds                                         5.250         10/1/2019         2,743,475
     300,000   Palm Beach County, Florida Housing Finance
               Authority Single Family Homeowner
               Revenue Bonds (Series A-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      5.900         10/1/2027           306,990
     280,000   Pinellas County, Florida Housing Finance
               Authority Single Family Housing
               Revenue Bonds (Multi-CountyProgram)
               (Series B-1) (Subject to 'AMT')                                  7.250          9/1/2029           283,094
     285,000   Pinellas County, Florida Housing Finance
               Authority Single Family Housing
               Revenue Bonds (Series A-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.200          9/1/2029           291,683
-------------------------------------------------------------------------------------------------------------------------
               Total Florida                                                                                   21,046,956
=========================================================================================================================

Georgia (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   6,900,000   Bibb County, Georgia Authority
               Environmental Imput Revenue Bonds                                4.850         12/1/2009         7,177,725
   2,000,000   Brunswick, Georgia Water and Sewer
               Revenue Refunding Bonds (MBIA Insured)                           6.000         10/1/2011         2,215,520
   1,500,000   Brunswick, Georgia Water and Sewer
               Revenue Refunding Bonds (MBIA Insured)                           6.100         10/1/2019         1,862,955
   1,560,000   Chatham County, Georgia Hospital Authority
               C/O Memorial Medical Center                                      5.750          1/1/2029         1,684,519
   1,000,000   Chatham County, Georgia Hospital Authority
               Revenue Bonds (Memorial Health University
               Medical Center)                                                  6.125          1/1/2024         1,096,920
   5,000,000   Cherokee County, Georgia Water and Sewer
               Authority Revenue Refunding Bonds (MBIA
               Insured)                                                         5.500          8/1/2018         5,866,300
   1,000,000   Georgia State General Obligation Bonds
               (Series B)                                                       6.300          3/1/2009         1,120,280
   1,000,000   Georgia State General Obligation Bonds
               (Series B)                                                       6.300          3/1/2010         1,144,740
   2,000,000   Georgia State General Obligation Bonds
               (Series B)                                                       5.650          3/1/2012         2,287,640
   3,500,000   Georgia State General Obligation Bonds
               (Series D)                                                       5.000          8/1/2012         3,873,170
   1,000,000   McDuffie County, Georgia Development
               Authority Waste Disposal Revenue Bonds
               (Adj-Temple-Inland Forest Products)                              6.950         12/1/2023         1,123,890
   2,500,000   Milledgeville-Balswin County, Georgia
               Development Authority Revenue Bonds                              5.500          9/1/2024         2,609,100
   5,000,000   Rockdale County, Georgia Water and Sewer
               Authority Revenue Bonds (Series A) (MBIA
               Insured)(b)                                                      5.500          7/1/2025         5,428,250
   1,500,000   Savannah, Georgia Economic Development
               Authority Student Housing Revenue Bonds
               (State University Project) (Series A) (ACA
               Insured)                                                         6.750        11/15/2020         1,674,525
-------------------------------------------------------------------------------------------------------------------------
               Total Georgia                                                                                   39,165,534
=========================================================================================================================

Hawaii (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   7,330,000   Hawaii State Highway Revenue Bonds                               5.500          7/1/2018         8,560,780
   1,000,000   Honolulu, Hawaii City & County
               Revenue Bonds (Series A) (FSA Insured)(b)                        5.250          9/1/2024         1,115,890
  10,000,000   Honolulu, Hawaii City & County
               Revenue Bonds (Series A) (FSA Insured)                           5.250          3/1/2027        10,748,700
   2,555,000   Honolulu, Hawaii City & County
               Revenue Bonds (Unrefunded Balance)
               (Series A) (FGIC Insured)                                        6.250          4/1/2014         3,071,314
-------------------------------------------------------------------------------------------------------------------------
               Total Hawaii                                                                                    23,496,684
=========================================================================================================================

Idaho (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Idaho Falls, Idaho General Obligation
               Bonds (FGIC Insured)                                       Zero Coupon          4/1/2007           943,520
   3,115,000   Idaho Falls, Idaho General Obligation
               Bonds (FGIC Insured)                                       Zero Coupon          4/1/2010         2,601,991
   2,000,000   Idaho Falls, Idaho General Obligation
               Bonds (FGIC Insured)                                       Zero Coupon          4/1/2011         1,601,180
-------------------------------------------------------------------------------------------------------------------------
               Total Idaho                                                                                      5,146,691
=========================================================================================================================

Illinois (8.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Broadview, Illinois Tax Increment Tax
               Allocation Bonds                                                 5.250          7/1/2012         2,083,560
   1,000,000   Broadview, Illinois Tax Increment Tax
               Allocation  Revenue Bonds                                        5.375          7/1/2015         1,037,200
  10,000,000   Chicago, Illinois Capital Appreciation
               City Colleges General Obligation Bonds
               (FGIC Insured)                                             Zero Coupon          1/1/2024         4,134,600
   3,000,000   Chicago, Illinois Lakefront Millennium
               Project General Obligation Bonds (MBIA
               Insured)                                                   Zero Coupon          1/1/2029         3,035,400
      95,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA/FHLMC
               Insured) (Subject to 'AMT')                                      7.250          9/1/2028            96,818
     430,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series C) (GNMA/FNMA/FHLMC
               Insured) (Subject to 'AMT')                                      7.050         10/1/2030           431,002
     225,000   Chicago, Illinois Single Family Mortgage
               Revenue Bonds (Series C) (GNMA/FNMA/FHLMC
               Insured)                                                         7.000          3/1/2032           227,293
   7,200,000   Chicago, Illinois Tax Increment Capital
               Appreciation Tax Allocation Bonds
               (Series A) (ACA Insured)                                   Zero Coupon        11/15/2014         4,518,000
   1,000,000   Cook County, Illinois Community
               Consolidated School District #15 Palatine
               Capital Appreciation General Obligation
               Bonds (FGIC Insured)                                       Zero Coupon         12/1/2014           667,280
   2,500,000   Cook County, Illinois General Obligation
               Bonds(Series A) (MBIA Insured)                                   6.250        11/15/2011         2,920,475
   1,250,000   Cook County, Illinois School District #99
               Cicero General Obligation Bonds (FGIC
               Insured)                                                         8.500         12/1/2011         1,613,350
   1,565,000   Cook County, Illinois School District #99
               Cicero General Obligation Bonds (FGIC
               Insured)                                                         8.500         12/1/2014         2,158,323
   1,815,000   Cook County, Illinois School District #99
               Cicero General Obligation Bonds (FGIC
               Insured)                                                         8.500         12/1/2016         2,576,175
   1,000,000   DuPage County, Illinois General Obligation
               Bonds (Stormwater Project)                                       5.600          1/1/2021         1,167,200
   1,710,000   DuPage, Cook & Will Counties, Illinois
               Community College District Number 502                            5.000          1/1/2017         1,852,255
   1,000,000   Illinois Development Finance Authority
               Revenue Bonds (Midwestern University)
               (Series B)                                                       6.000         5/15/2021         1,109,550
   1,000,000   Illinois Development Finance Authority
               Revenue Bonds (Midwestern University)
               (Series B)                                                       6.000         5/15/2026         1,096,630
   2,365,000   Illinois Development Finance Authority
               Revenue Bonds (School District #304)
               (Series A) (FSA Insured)                                   Zero Coupon          1/1/2021         1,139,150
   4,900,000   Illinois Educational Facilities Authority
               Revenue Bonds (Northwestern University)                          5.250         11/1/2032         5,442,822
   1,000,000   Illinois Educational Facilities Authority
               Student Housing Revenue Bonds (University
               Center Project)                                                  6.625          5/1/2017         1,115,750
     380,000   Illinois Health Facilities Authority
               Prerefunded Revenue Bonds (Series B)
               (MBIA/IBC Insured)                                               5.250         8/15/2018           411,069
   1,600,000   Illinois Health Facilities Authority
               Revenue Bonds (Bethesda Home and
               Retirement) (Series A)                                           6.250          9/1/2014         1,702,416
   2,000,000   Illinois Health Facilities Authority
               Revenue Bonds (Centegra Health Systems)                          5.250          9/1/2018         2,048,320
   2,000,000   Illinois Health Facilities Authority
               Revenue Bonds (Lutheran General Health Care
               Facilities) (FSA Insured)                                        6.000          4/1/2018         2,395,680
   2,500,000   Illinois Health Facilities Authority
               Revenue Bonds (Passavant Memorial Area
               Hospital Association)                                            6.000         10/1/2024         2,736,825
   1,000,000   Illinois Health Facilities Authority
               Revenue Bonds (Riverside Health System)(b)                       6.850        11/15/2029         1,192,610
   4,180,000   Illinois Health Facilities Authority
               Revenue Bonds (Rush-Presbyterian-St. Lukes)
               (Series A) (MBIA Insured)                                        5.250        11/15/2014         4,499,812
   3,985,000   Illinois Health Facilities Authority
               Revenue Bonds (Swedish American
               Hospital)(b)                                                     6.875        11/15/2030         4,662,888
   4,655,000   Illinois Health Facilities Authority
               Revenue Bonds (Thorek Hospital and Medical
               Center)                                                          5.250         8/15/2018         4,790,693
   2,120,000   Illinois Health Facilities Authority
               Unrefunded Revenue Bonds (Series B)
               (MBIA/IBC Insured)                                               5.250         8/15/2018         2,250,804
   2,000,000   Illinois Sports Facilities Authority State
               Tax Supported Capital Appreciation
               Revenue Bonds (AMBAC Insured)                              Zero Coupon         6/15/2017         1,166,560
   1,500,000   Illinois Sports Facilities Authority State
               Tax Supported Capital Appreciation
               Revenue Bonds (AMBAC Insured)                              Zero Coupon         6/15/2018           831,495
   1,500,000   Illinois Sports Facilities Authority State
               Tax Supported Capital Appreciation
               Revenue Bonds (AMBAC Insured)                              Zero Coupon         6/15/2019           788,355
   7,925,000   Illinois State Sales Tax Revenue Bonds
               (Second Series)                                                  5.750         6/15/2018         9,400,635
   3,065,000   Illinois State Sales Tax Revenue Bonds
               (Series L)                                                       7.450         6/15/2012         3,828,001
   3,035,000   McHenry County, Illinois Community High
               School District #157 General Obligation
               Bonds (FSA Insured)                                              9.000         12/1/2017         4,542,363
   4,000,000   McLean County, Illinois Bloomington -
               Normal Airport Central Illinois Regional
               Authority Revenue Bonds (Subject to 'AMT')                       6.050        12/15/2019         4,037,440
   1,410,000   Metropolitan Pier and Exposition
               Authority, Illinois State Tax Revenue Bonds
               (McCormick Place Exposition Project) (FGIC
               Insured)                                                         5.250        12/15/2028         1,479,457
   1,115,000   Metropolitan Pier and Exposition
               Authority, Illinois State Tax Revenue Bonds
               (McCormick Place Exposition Project)
               (Series A)(b)                                                    5.500         6/15/2015         1,288,093
     885,000   Metropolitan Pier and Exposition
               Authority, Illinois State Tax Revenue Bonds
               (McCormick Place Exposition Project)
               (Series A) (FGIC Insured)                                        5.500         6/15/2015         1,013,520
  17,505,000   Metropolitan Pier and Exposition
               Authority, Illinois State Tax Revenue Bonds
               (McCormick Place Exposition Project)
               (Series A) (FGIC Insured)                                  Zero Coupon         6/15/2020         8,712,764
   3,100,000   Metropolitan Pier and Exposition
               Authority, Illinois State Tax
               Revenue Bonds (McCormick Place  Exposition
               Project) (Series A) (MBIA Insured)                         Zero Coupon         6/15/2024         1,235,784
   2,000,000   Metropolitan Pier and Exposition
               Authority, Illinois State Tax
               Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (MBIA Insured)                         Zero Coupon        12/15/2024           778,320
   7,000,000   Metropolitan Pier and Exposition
               Authority, Illinois State Tax
               Revenue Bonds (McCormick Place Exposition
               Project) (Series B) (MBIA Insured)(d)                      Zero Coupon         6/15/2012         5,397,840
   3,000,000   Regional Transportation Authority,
               Illinois Revenue Bonds (Series A) (FGIC
               Insured)                                                         6.700         11/1/2021         3,777,810
-------------------------------------------------------------------------------------------------------------------------
               Total Illinois                                                                                 113,392,387
=========================================================================================================================

Indiana (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,335,000   Avon, Indiana Community School Building
               Corporation Revenue Bonds Pre-refunded
               (First Mortgage) (AMBAC Insured)(b)                              5.250          1/1/2022         1,399,721
   2,665,000   Avon, Indiana Community School Building
               Corporation Revenue Bonds Unrefunded
               Balance (First Mortgage) (AMBAC Insured)                         5.250          1/1/2022         2,777,596
     700,000   Ball State University, Indiana University
               Student Fee Revenue Bonds (Series K) (FGIC
               Insured)                                                         5.750          7/1/2020           781,340
   1,250,000   East Chicago, Indiana Elementary School
               Building                                                         6.250          1/5/2016         1,450,838
     215,000   Indiana State Housing Authority Single
               Family Mortgage Revenue Bonds (Series C-2)
               (GNMA Insured)                                                   5.250          7/1/2017           220,050
     510,000   Indiana Transportation Finance Authority
               Airport Facilities Lease Revenue Bonds
               (Series A)(b)                                                    5.400         11/1/2006           527,386
     250,000   Indiana Transportation Finance Authority
               Highway Revenue Bonds (Series A)                                 6.800         12/1/2016           304,048
     570,000   Indiana Transportation Finance Authority
               Highway Revenue Bonds (Series A) (AMBAC
               Insured)(b)                                                      5.750          6/1/2012           649,316
     985,000   Indiana Transportation Finance Authority
               Highway Revenue Bonds (Series A) (MBIA/IBC
               Insured)(b)                                                      7.250          6/1/2015         1,165,688
   3,565,000   Indiana Transportation Finance Authority
               Highway Unrefunded Revenue Bonds (Series A)
               (MBIA/IBC Insured)                                               7.250          6/1/2015         4,432,828
   2,500,000   Petersburg, Indiana Industrial Pollution
               ControlRevenue Bonds (Indianapolis Power
               and Light Company) (Series A) (MBIA/IBC
               Insured)                                                         6.100          1/1/2016         2,503,200
   2,120,000   Purdue University, Indiana Revenue Bonds
               (Student Fees) (Series L)                                        5.000          7/1/2020         2,238,932
-------------------------------------------------------------------------------------------------------------------------
               Total Indiana                                                                                   18,450,943
=========================================================================================================================

Iowa (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,085,000   Coralville, Iowa Urban Renewal
               Revenue Bonds Annual Appropriation (Tax
               Increment-H2)                                                    5.000          6/1/2011         2,197,548
   3,125,000   Coralville, Iowa Urban Renewal
               Revenue Bonds Annual Appropriation (Tax
               Increment-H2)                                                    5.000          6/1/2021         3,213,844
   4,500,000   Iowa Finance Authority Health Care
               Facilities Revenue Bonds (Genesis Medical
               Center)                                                          6.250          7/1/2025         4,899,600
-------------------------------------------------------------------------------------------------------------------------
               Total Iowa                                                                                      10,310,992
=========================================================================================================================

Kansas (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,255,000   Kansas City, Kansas Utility System Capital
               Appreciation Revenue Bonds (AMBAC
               Insured)(b)                                                Zero Coupon          3/1/2007         1,189,903
     920,000   Kansas City, Kansas Utility System Capital
               Appreciation Unrefunded Revenue Bonds
               (AMBAC Insured)                                            Zero Coupon          3/1/2007           872,436
   1,000,000   Kansas State Development Finance Authority
               Health Facilities Revenue Bonds (Stormont
               Vail Healthcare) (Series K)                                      5.375        11/15/2024         1,073,570
   2,000,000   Olathe, Kansas Health Facilities
               Revenue Bonds (Olathe Medical Center
               Project) (Series A) (AMBAC Insured)                              5.500          9/1/2025         2,142,480
     550,000   Sedgwick and Shawnee Counties, Kansas
               Single Family Mortgage Revenue Bonds
               (Series A-2) (GNMA Insured)                                      6.700          6/1/2029           565,570
   2,300,000   University of Kansas Hospital Authority
               Health Facilities Revenue Bonds                                  5.500          9/1/2022         2,424,407
-------------------------------------------------------------------------------------------------------------------------
               Total Kansas                                                                                     8,268,366
=========================================================================================================================

Kentucky (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,345,000   Kentucky State Turnpike Authority Economic
               Development Revenue Bonds (Revitalization
               Project) (FGIC Insured)(c)                                 Zero Coupon          1/1/2010         4,536,889
   3,000,000   Maysville, Kentucky Solid Waste Disposal
               Facility Revenue Bonds (Adj-Inland
               Container Corporation Project)                                   6.900          9/1/2022         3,361,560
-------------------------------------------------------------------------------------------------------------------------
               Total Kentucky                                                                                   7,898,449
=========================================================================================================================

Louisiana (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     965,000   Jefferson Parish, Louisiana Home Mortgage
               Authority Single Family Mortgage
               Revenue Bonds (Series A-2) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.500         12/1/2030         1,006,630
     440,000   Jefferson Parish, Louisiana Home Mortgage
               Authority Single Family Mortgage
               Revenue Bonds (Series D-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.500          6/1/2026           459,122
     690,000   Louisiana Housing Finance Agency Single
               Family Mortgage Revenue Bonds (Series A-2)
               (GNMA/FNMA/FHLMC Insured) (Subject to
               'AMT')                                                           7.800         12/1/2026           725,142
     550,000   Louisiana Housing Finance Agency Single
               Family Mortgage Revenue Bonds (Series D-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.050          6/1/2031           598,956
   3,000,000   Louisiana Public Facilities Authority
               Hospital Revenue Bonds (Lake Charles
               Memorial) (AMBAC/TCRS Insured)                                   8.625         12/1/2030         3,864,420
   6,500,000   New Orleans, Louisiana General Obligation
               Bonds (AMBAC Insured)                                      Zero Coupon          9/1/2012         4,859,725
   3,000,000   Orleans Parish, Louisiana School Board
               Administration Offices Revenue Bonds (MBIA
               Insured)(b)                                                      8.950          2/1/2008         3,470,490
   2,605,000   Regional Transportation Authority,
               Louisiana Sales Tax Revenue Bonds
               (Series A) (FGIC Insured)                                        8.000         12/1/2012         3,366,936
   4,200,000   Tobacco Settlement Financing Corporation,
               Louisiana Revenue Bonds (Series 2001-B)                          5.500         5/15/2030         4,138,470
-------------------------------------------------------------------------------------------------------------------------
               Total Louisiana                                                                                 22,489,891
=========================================================================================================================

Maryland (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Frederick County, Maryland Educational
               Facilities Revenue Bonds (Mount Saint
               Mary's College) (Series A)                                       5.750          9/1/2025         1,320,400
   1,890,000   Maryland State Economic Development
               Corporation Revenue Bonds (Lutheran World
               Relief)                                                          7.200          4/1/2025         2,085,105
   1,550,000   Maryland State Economic Development
               Corporation Student Housing Revenue Bonds
               (Sheppard Pratt) (ACA Insured)                                   6.000          7/1/2033         1,651,076
   1,000,000   Maryland State Health and Higher
               Educational Facilities Authority
               Revenue Bonds (University of Maryland
               Medical System)                                                  6.000          7/1/2022         1,104,370
   4,500,000   Morgan State University, Maryland Academic
               and Auxiliary Facilities Fees Revenue Bonds
               (MBIA Insured)                                                   6.050          7/1/2015         5,245,470
      85,000   Prince Georges County, Maryland Housing
               Authority Single Family Mortgage
               Revenue Bonds (Series A) (GNMA/FNMA/ FHLMC
               Insured) (Subject to 'AMT')                                      7.400          8/1/2032            85,447
     425,000   Westminster, Maryland Education Facilities
               Revenue Bonds (McDaniel College)                                 5.500          4/1/2027           446,858
-------------------------------------------------------------------------------------------------------------------------
               Total Maryland                                                                                  11,938,726
=========================================================================================================================

Massachusetts (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   4,935,000   Massachusetts State Construction Lien
               General Obligation Bonds (Series A)
               (FGIC-TCRS)                                                      5.250          1/1/2013         5,528,138
     725,000   Massachusetts State Development Finance
               Agency Revenue Bonds (Devens Electric
               Systems)                                                         5.625         12/1/2016           784,414
   2,000,000   Massachusetts State General Obligation
               Bonds (Series B)(b)                                              6.500          8/1/2008         2,203,800
   2,500,000   Massachusetts State Health and Educational
               Facilities Authority Revenue Bonds
               (Daughters of Charity) (Series D)(b)                             6.100          7/1/2014         2,588,075
   1,000,000   Massachusetts State Health and Educational
               Facilities Authority Revenue Bonds
               (Partners Healthcare System) (Series C)                          6.000          7/1/2016         1,128,250
   1,170,000   Westfield, Massachusetts General
               Obligation Bonds (FGIC Insured)(b)                               6.500          5/1/2014         1,364,466
-------------------------------------------------------------------------------------------------------------------------
               Total Massachusetts                                                                             13,597,143
=========================================================================================================================

Michigan (3.7%)
-------------------------------------------------------------------------------------------------------------------------
     515,000   Chelsea, Michigan Economic Development
               Corporation Obligation Revenue Bonds
               (United Methodist Retirement)                                    4.800        11/15/2005           513,980
     545,000   Chelsea, Michigan Economic Development
               Corporation Obligation Revenue Bonds
               (United Methodist Retirement)                                    4.900        11/15/2006           541,196
   2,000,000   East Lansing, Michigan Building Authority
               General Obligation Bonds                                         5.700          4/1/2020         2,388,940
   1,000,000   Grand Valley, Michigan State University
               Revenue Bonds (MBIA Insured)(b)                                  5.250         10/1/2017         1,058,300
   2,355,000   John Tolfree Health System Corporation,
               Michigan Mortgage Revenue Bonds                                  5.850         9/15/2013         2,414,252
   1,500,000   Livonia, Michigan Public Schools School
               District General Obligation Bonds (FGIC
               Insured)(b)                                                Zero Coupon          5/1/2009         1,306,500
   2,460,000   Michigan Municipal Board Authority
               Revenue Bonds (Local Government Loan
               Program) (FGIC Insured)                                    Zero Coupon         12/1/2005         2,422,903
   1,380,000   Michigan Public Power Agency Revenue Bonds
               (Combustion Turbine #1 Project)
               (Series A) (AMBAC Insured)                                       5.250          1/1/2016         1,511,969
      45,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Detroit Medical Center)                           8.125         8/15/2012            45,307
   2,825,000   Michigan State Hospital Finance Authority
               Revenue Bonds (MBIA Insured)                                     5.375         8/15/2014         3,200,782
   6,580,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Oakwood Obligated Group)                          5.000         11/1/2009         6,961,706
     175,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Series P) (MBIA Insured)(b)                       5.375         8/15/2014           186,562
   2,750,000   Michigan State Hospital Finance Authority
               Revenue Refunding Bonds (Crittenton
               Hospital) (Series A)                                             5.500          3/1/2022         2,922,068
   5,000,000   Michigan State Trunk Line Fund
               Revenue Bonds (FSA Insured)(f)                                   5.000         11/1/2022         5,393,850
   4,500,000   Rochester, Michigan Community School
               District (MBIA Insured)                                          5.000          5/1/2019         4,999,050
   3,320,000   Sault Ste Marie, Michigan Chippewa Indians
               Housing Authority (Tribal Health and Human
               Services Center)                                                 7.750          9/1/2012         3,338,094
   2,000,000   St. Clair County, Michigan Economic
               Development Corporation Revenue Bonds
               (Detroit Edison) (Series AA) (AMBAC
               Insured)                                                         6.400          8/1/2024         2,226,940
     990,000   Summit Academy North, Michigan Public
               School Academy Certificates of
               Participation                                                    6.550          7/1/2014         1,016,572
     690,000   Summit Academy North, Michigan Public
               School Academy Certificates of
               Participation                                                    8.375          7/1/2030           726,529
   1,000,000   Trenton, Michigan Building Authority
               General Obligation Bonds (AMBAC Insured)                         5.600         10/1/2019         1,111,960
   3,560,000   Wayne State University, Michigan
               University Revenues (FGIC Insured)(c)                            5.125        11/15/2029         3,795,992
-------------------------------------------------------------------------------------------------------------------------
               Total Michigan                                                                                  48,083,452
=========================================================================================================================

Minnesota (4.0%)
-------------------------------------------------------------------------------------------------------------------------
     375,000   Chaska, Minnesota Economic Development
               Authority School Facilities Lease
               Revenue Bonds (Independent School District
               #112) (Series A)                                                 5.125         12/1/2010           398,752
     750,000   Chaska, Minnesota Electric
               Revenue Refining Generating Facilities
               (Series A)                                                       5.250         10/1/2025           807,292
     800,000   Minneapolis and St. Paul, Minnesota
               Housing & Redevelopment Authority
               Healthcare System (Healthpartners
               Obligation Group Project)                                        6.000         12/1/2021           894,824
   1,000,000   Minneapolis and St. Paul, Minnesota
               Metropolitan Airports Commission Airport
               Revenue Bonds (Series C) (FGIC Insured)                          5.125          1/1/2020         1,064,220
   7,685,000   Minneapolis, Minnesota Community
               Development Agency Tax Increment
               Revenue Bonds  (MBIA Insured)                              Zero Coupon          3/1/2009         6,737,440
   5,000,000   Minnesota Agricultural and Economic
               Development Board Health Care System
               Revenue Bonds (Fairview Hospital)
               (Series A) (MBIA Insured)                                        5.750        11/15/2026         5,399,800
   3,750,000   Minnesota Higher Education Facilities
               Authority Revenue Bonds (Augsburg College)
               (Series 4-F1)(b)                                                 6.250          5/1/2023         3,896,625
   1,000,000   Minnesota Higher Education Facilities
               Authority Revenue Bonds (College of Art
               and Design) (Series 5-D)                                         6.625          5/1/2020         1,094,520
     530,000   Minnesota Higher Education Facilities
               Authority Revenue Bonds (University of St.
               Thomas) (Series 5-Y)                                             5.250         10/1/2019           580,631
   3,620,000   Minnesota State General Obligation Bonds                         5.250          8/1/2017         3,929,944
   1,000,000   Northfield, Minnesota Hospital
               Revenue Bonds (Series C)                                         6.000         11/1/2021         1,082,890
   1,300,000   Northfield, Minnesota Hospital
               Revenue Bonds (Series C)                                         6.000         11/1/2026         1,392,456
   2,040,000   Northfield, Minnesota Hospital
               Revenue Bonds (Series C)                                         6.000         11/1/2031         2,180,617
     300,000   Scott County, Minnesota Housing and
               RedevelopmentAuthority Facilities Lease
               Revenue Bonds (Workforce Center Project)                         5.000          2/1/2017           310,062
     525,000   Scott County, Minnesota Housing and
               Redevelopment Authority Facilities Lease
               Revenue Bonds (Workforce Center Project)                         5.000          2/1/2018           541,779
  10,530,000   Southern Minnesota Municipal Power Agency
               Power Supply System Revenue Bonds
               (Series A) (AMBAC Insured)                                       5.000          1/1/2011        11,509,185
   2,000,000   St. Louis Park, Minnesota Health Care
               Facilities Revenue Bonds                                         5.250          7/1/2030         2,082,480
   1,690,000   St. Paul, Minnesota Housing and
               Redevelopment Authority Lease Parking
               Facilities Revenue Bonds (Rivercentre
               Parking Ramp)                                                    6.000          5/1/2013         1,847,440
   5,000,000   White Earth Band of Chippewa Indians,
               Minnesota Revenue Bonds (Series A) (ACA
               Insured)                                                         7.000         12/1/2011         5,475,800
-------------------------------------------------------------------------------------------------------------------------
               Total Minnesota                                                                                 51,226,757
=========================================================================================================================

Missouri (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     785,000   Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds
               (Eastland Center Project Phase II)
               (Series B)                                                       5.875          4/1/2017           836,276
     500,000   Missouri State Development Finance Board
               Infrastructure Facilities Revenue Bonds
               (Eastland Center Project Phase II)
               (Series B)                                                       6.000          4/1/2021           536,390
   1,000,000   Missouri State Environmental Improvement
               and Energy Resources Authority Water
               Pollution Revenue Bonds (Series A)                               5.250          1/1/2018         1,094,120
   2,500,000   Missouri State Health & Educational
               Facilities Authority Health Facilities
               Revenue Bonds                                                    5.000         5/15/2020         2,651,800
   1,500,000   Missouri State Health & Educational
               Facilities Authority Health Facilities
               Revenue Bonds (Lake Regional Health
               Securities Project)                                              5.600         2/15/2025         1,577,355
   3,000,000   Missouri State Health and Educational
               Facilities Authority Health Facilities
               Revenue Bonds (Barnes Jewish, Inc.
               Christian) (Series A)                                            5.250         5/15/2014         3,323,070
   1,000,000   Missouri State Health and Educational
               Facilities Authority Health Facilities
               Revenue Bonds (Saint Anthony's Medical
               Center)                                                          6.250         12/1/2030         1,078,330
   1,345,000   Missouri State Health and Educational
               Facilities Authority Revenue Bonds (Lake of
               the Ozarks)(b)                                                   6.500         2/15/2021         1,411,026
     655,000   Missouri State Health and Educational
               Facilities Authority Revenue Bonds (Lake of
               the Ozarks)                                                      6.500         2/15/2021           674,866
     265,000   Missouri State Housing Development
               Commission Single Family Mortgage
               Revenue Bonds (Series B-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.450          9/1/2031           274,972
     300,000   Missouri State Housing Development
               Commission Single Family Mortgage
               Revenue Bonds (Series C-1) (GNMA/FNMA
               Insured)                                                         6.550          9/1/2028           316,818
     470,000   Missouri State Housing Development
               Commission Single Family Mortgage
               Revenue Bonds (Series C-1) (GNMA/FNMA
               Insured) (Subject to 'AMT')                                      7.150          3/1/2032           486,403
   2,000,000   St. Charles County, Missouri Francis
               Howell School District General Obligation
               Bonds (Series A)                                                 5.250          3/1/2018         2,268,160
-------------------------------------------------------------------------------------------------------------------------
               Total Missouri                                                                                  16,529,586
=========================================================================================================================

Montana (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      65,000   Montana State Board of Housing Single
               Family Mortgage Revenue Bonds (Series A-1)                       6.000          6/1/2016            66,573
     235,000   Montana State Board of Housing Single
               Family Mortgage Revenue Bonds (Series A-2)
               (Subject to 'AMT')                                               6.250          6/1/2019           241,573
   2,385,000   Montana State Board of Investment Refunded
               Balance 1996 Payroll Tax Revenue Bonds
               (MBIA Insured)(b)                                                6.875          6/1/2020         2,615,820
     775,000   Montana State Board of Investment Refunded
               Revenue Bonds (1996 Payroll Tax) (MBIA
               Insured)(b)                                                      6.875          6/1/2020           850,004
   1,240,000   Montana State Board of Investment Refunded
               Revenue Bonds (Payroll Tax) (MBIA
               Insured)(b)                                                      6.875          6/1/2020         1,360,007
   1,340,000   Montana State Board of Regents
               Revenue Bonds (Higher Education-University
               of Montana) (Series F) (MBIA Insured)                            5.750         5/15/2016         1,510,408
   3,000,000   Montana State Health Facilities Authority
               Revenue Bonds (Hillcrest Senior Living
               Project)                                                         7.375          6/1/2030         3,233,640
   3,860,000   Montana State Hospital Finance Authority
               Revenue Refunding Bonds                                          5.250          6/1/2018         4,151,005
-------------------------------------------------------------------------------------------------------------------------
               Total Montana                                                                                   14,029,030
=========================================================================================================================

Nebraska (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Nebraska Public Power District
               Revenue Bonds (Series B) (AMBAC Insured)                         5.000          1/1/2013         2,746,375
   3,455,000   Omaha, Nebraska Public Power District
               Revenue Bonds (Series B)(b)                                      6.150          2/1/2012         3,910,438
   1,675,000   Omaha, Nebraska Special Assessment Bonds
               (Riverfront Redevelopment Project)
               (Series A)                                                       5.500          2/1/2015         1,879,216
   6,000,000   University of Nebraska Revenue Bonds
               (Lincoln Student Fees & Facilities)
               (Series B)                                                       5.000          7/1/2023         6,364,080
-------------------------------------------------------------------------------------------------------------------------
               Total Nebraska                                                                                  14,900,109
=========================================================================================================================

Nevada (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Washoe County, Nevada General Obligation
               Bonds (Reno-Sparks Convention) (Series A)
               (FSA Insured)(b)                                                 6.400          7/1/2029         2,858,675
-------------------------------------------------------------------------------------------------------------------------
               Total Nevada                                                                                     2,858,675
=========================================================================================================================

New Hampshire (0.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,100,000   New Hampshire State Turnpike System
               Revenue Bonds (Series C) (FGIC Insured)(e)                      10.793         5/12/2005         1,266,298
-------------------------------------------------------------------------------------------------------------------------
               Total New Hampshire                                                                              1,266,298
=========================================================================================================================

New Jersey (2.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   East Orange, New Jersey General Obligation
               Bonds (FSA Insured)                                              8.400          8/1/2006         1,334,750
   2,000,000   Hudson County, New Jersey Certificate Of
               Participation Department of Finance and
               Administration (MBIA Insured)                                    6.250         12/1/2015         2,405,960
   4,000,000   New Jersey State Highway Authority
               Revenue Bonds (Series L)                                         5.250         7/15/2017         4,528,280
   1,000,000   New Jersey State Highway Authority
               Revenue Bonds (Series L)                                         5.250         7/15/2018         1,137,070
   1,585,000   New Jersey State Transit Corporation
               Certificate ofParticipation Bonds (FSA
               Insured)(b)                                                      6.375         10/1/2006         1,632,661
   3,695,000   New Jersey State Turnpike Authority
               Revenue Bonds (Series C) (AMBAC-TCRS
               Insured)(b)                                                      6.500          1/1/2016         4,454,544
   1,005,000   New Jersey State Turnpike Authority
               Revenue Bonds (Series C) (AMBAC-TCRS
               Insured)                                                         6.500          1/1/2016         1,220,211
   5,000,000   New Jersey Transportation Trust Fund
               Authority Revenue Bonds (Transportation
               System) (Series A) (FSA Insured)(c)                              5.500        12/15/2016         5,746,300
   4,570,000   Tobacco Settlement Authority, New Jersey
               Tobacco Settlement Revenue Bonds                                 5.375          6/1/2018         4,561,957
   2,195,000   West New York, New Jersey Municipal
               Utilities Authority Revenue Bonds (FGIC
               Insured)(b)                                                Zero Coupon        12/15/2007         2,029,058
   2,595,000   West New York, New Jersey Municipal
               Utilities Authority Revenue Bonds (FGIC
               Insured)(b)                                                Zero Coupon        12/15/2009         2,231,259
-------------------------------------------------------------------------------------------------------------------------
               Total New Jersey                                                                                31,282,050
=========================================================================================================================

New Mexico (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   3,315,000   Alamogordo, New Mexico Hospital
               Revenue Bonds (Gerald Champion Memorial
               Hospital Project)                                                5.300          1/1/2013         3,447,932
   4,335,000   Farmington, New Mexico Power
               Revenue Bonds(b)                                                 9.875          1/1/2013         4,385,199
   2,080,000   Farmington, New Mexico Utility System
               Revenue Bonds (AMBAC Insured)(b)                                 9.875          1/1/2008         2,280,928
   3,500,000   Jicarilla, New Mexico Apache Nation
               Revenue Bonds (Series A)                                         5.500          9/1/2023         3,792,635
   1,890,000   New Mexico Mortgage Finance Authority
               Revenue Bonds (Series F) (GNMA/FNMA
               Insured)                                                         7.000          1/1/2026         1,982,421
     310,000   New Mexico Mortgage Finance Authority
               Single Family Mortgage Capital
               Appreciation Revenue Bonds (Series D-2)
               (Subject to 'AMT')                                         Zero Coupon          9/1/2019           250,275
   1,135,000   New Mexico Mortgage Finance Authority
               Single Family Mortgage Revenue Bonds
               (Series C-2) (GNMA/FNMA Insured) (Subject
               to 'AMT')                                                        6.950          9/1/2031         1,190,581
-------------------------------------------------------------------------------------------------------------------------
               Total New Mexico                                                                                17,329,971
=========================================================================================================================

New York (9.2%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   Metropolitan Transportation Authority, New
               York Revenue Bonds (Series A) (FGIC
               Insured)                                                         5.000        11/15/2025         6,841,250
   5,000,000   Metropolitan Transportation Authority, New
               York Transportation Facilities
               Revenue Bonds (Series A)                                         5.500          7/1/2017         5,726,650
   4,225,000   Metropolitan Transportation Authority, New
               York Transportation Facilities
               Revenue Bonds (Series O)(b)                                      5.750          7/1/2013         4,770,659
     845,000   New York Counties Tobacco Trust Settlement
               Revenue Bonds                                                    5.800          6/1/2023           849,056
   4,000,000   New York State Dormitory Authority
               Revenue Bonds (Series B)                                         5.250         5/15/2012         4,393,680
   2,000,000   New York State Dormitory Authority
               Revenue Bonds (State University
               Educational Facilities) (Series A)                               7.500         5/15/2013         2,522,220
   5,000,000   New York State Dormitory Authority
               Revenue Bonds (State University
               Educational Facilities) (Series A)                               5.875         5/15/2017         5,925,100
   2,000,000   New York State Local Government Assistance
               Corporation Revenue Bonds (Series E)
               (MBIA/IBC Insured)                                               5.250          4/1/2016         2,266,500
   1,395,000   New York State Mortgage Agency
               Revenue Bonds (Series 26)                                        5.350         10/1/2016         1,397,874
     395,000   New York State Thruway Authority General
               Revenue Bonds Prerefunded (Series E)(b)                          5.000          1/1/2016           420,766
   2,605,000   New York State Thruway Authority General
               Revenue Bonds Unrefunded Balance
               (Series E)                                                       5.000          1/1/2016         2,754,266
  20,000,000   New York State Urban Development
               Corporation Revenue Bonds (Correctional
               and Youth Facilities) (Series A)                                 5.000          1/1/2017        21,495,196
   1,620,000   New York State Urban Development
               Corporation Revenue Bonds (Syracuse
               University Center)                                               6.000          1/1/2009         1,775,342
   1,720,000   New York State Urban Development
               Corporation Revenue Bonds (Syracuse
               University Center)                                               6.000          1/1/2010         1,918,127
   1,750,000   New York, New York General Obligation
               Bonds (Series A)                                                 5.500          8/1/2022         1,900,640
  12,000,000   New York, New York General Obligation
               Bonds (Series B)                                                 5.250          8/1/2017        13,032,720
   1,000,000   New York, New York General Obligation
               Bonds (Series G)                                                 5.000         12/1/2026         1,040,880
   3,000,000   New York, New York General Obligation
               Bonds (Series H) (FSA/CR Insured)                                5.250         3/15/2016         3,236,910
   5,000,000   New York, New York General Obligation
               Bonds (Series I)                                                 5.000          8/1/2016         5,366,850
  13,000,000   New York, New York Municipal Transitional
               Finance Authority (Future Tax Secured)
               (Series B)                                                       5.250          2/1/2029        14,116,960
   8,940,000   New York, New York Municipal Transitional
               Finance Authority Revenue Bonds
               (Series A)(d,g)                                                  5.500         11/1/2011         9,899,173
   3,000,000   New York, New York Municipal Transitional
               Finance Authority Revenue Bonds (Series A)                       5.375        11/15/2021         3,306,870
   2,000,000   New York, New York Municipal Water and
               Sewer System Revenue Bonds (Series A)
               (AMBAC Insured)                                                  5.875         6/15/2012         2,310,380
   1,000,000   Triborough, New York Bridge and Tunnel
               Authority Revenue Bonds (Series Q)(b)                            6.750          1/1/2009         1,082,930
-------------------------------------------------------------------------------------------------------------------------
               Total New York                                                                                 118,350,999
=========================================================================================================================

North Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,170,000   Fayetteville, North Carolina Public Works
               Commission Revenue Bonds (FSA Insured)(b)                        5.125          3/1/2017         1,230,430
   1,475,000   North Carolina Eastern Municipal Power
               Agency Power System Prerefunded
               Revenue Bonds (Series A)(b)                                      6.000          1/1/2026         1,808,940
   4,000,000   North Carolina Eastern Municipal Power
               Agency Power System Revenue Bonds                                5.375          1/1/2017         4,264,360
     175,000   North Carolina Eastern Municipal Power
               Agency Power System Revenue Bonds
               (Series B)                                                       6.000          1/1/2006           178,182
   2,375,000   North Carolina Eastern Municipal Power
               Agency Power System Revenue Bonds
               (Series B)                                                       5.500          1/1/2021         2,380,771
   5,000,000   North Carolina Eastern Municipal Power
               Agency Power System Revenue Bonds
               (Series D)                                                       5.500          1/1/2014         5,456,050
   2,000,000   North Carolina Eastern Municipal Power
               Agency Power System Revenue Bonds
               (Series D)                                                       6.750          1/1/2026         2,239,080
   1,250,000   North Carolina Municipal Power Agency #1
               Catawba Electric Revenue Bonds (Series B)                        6.250          1/1/2007         1,308,550
     250,000   North Carolina Municipal Power Agency #1
               Catawba Electric Revenue Bonds (Series B)                        6.500          1/1/2009           275,800
     610,000   North Carolina Municipal Power Agency #1
               Catawba Electric Revenue Bonds (Series B)                        6.375          1/1/2013           684,896
   4,000,000   North Carolina Municipal Power Agency #1
               Catawba Electric Revenue Bonds (Series B)
               (MBIA Insured)(c)                                                6.000          1/1/2011         4,553,080
   1,000,000   Wake County, North Carolina Industrial,
               Facilities, and Pollution Control
               Revenue Bonds (Carolina Power and Light
               Company Project)                                                 5.375          2/1/2017         1,083,760
-------------------------------------------------------------------------------------------------------------------------
               Total North Carolina                                                                            25,463,899
=========================================================================================================================

North Dakota (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Grand Forks, North Dakota Health Care
               System Revenue Bonds (Altru Health Systems
               Group)                                                           7.125         8/15/2024         3,842,440
   2,000,000   North Dakota State Municipal Bond Bank
               (State Revolving Fund Program)
               (Series A)(b)                                                    6.300         10/1/2015         2,050,820
   1,340,000   North Dakota State Water Commission
               Revenue Bonds (Southwest Pipeline)
               (Series A) (AMBAC Insured)                                       5.750          7/1/2027         1,415,241
   2,945,000   South Central Regional Water District,
               North Dakota Utility System Revenue Bonds
               (Northern Burleigh County) (Series A)                            5.650         10/1/2029         3,069,161
   3,250,000   Ward County, North Dakota Health Care
               Facilities Revenue Bonds (Trinity Medical
               Center) (Series B)                                               6.250          7/1/2021         3,368,495
-------------------------------------------------------------------------------------------------------------------------
               Total North Dakota                                                                              13,746,157
=========================================================================================================================

Ohio (2.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Akron, Ohio Certificates of Participation
               (Akron Municipal Baseball Stadium Project)                       6.900         12/1/2016         2,674,800
     875,000   Akron, Ohio Economic Development (MBIA
               Insured)                                                         6.000         12/1/2012         1,021,326
   1,700,000   Cincinnati, Ohio General Obligation Bonds                        5.375         12/1/2019         1,872,788
   2,000,000   Lorain County, Ohio Hospital Revenue Bonds
               (Catholic Healthcare Partners)                                   5.400         10/1/2021         2,114,200
   2,000,000   Lucas County, Ohio Health Care Facilities
               Revenue Bonds (Sunset Retirement)
               (Series A)                                                       6.550         8/15/2024         2,114,620
   2,000,000   Montgomery County, Ohio Hospital
               Revenue Bonds (Kettering Medical Center)                         6.750          4/1/2018         2,212,180
   2,500,000   Montgomery County, Ohio Hospital
               Revenue Bonds (Kettering Medical Center)                         6.750          4/1/2022         2,736,350
     920,000   Ohio Housing Finance Agency Mortgage
               Residential Revenue Bonds (Series A-1)
               (GNMA Insured) (Subject to 'AMT')                                5.750          9/1/2026           938,612
   2,000,000   Ohio State Higher Education Faculty
               Revenue Bonds (Case Western Reserve
               University)                                                      6.500         10/1/2020         2,501,560
   4,000,000   Ohio State Infrastructure Improvement
               (Series B)(b)                                                    5.250          3/1/2014         4,462,640
   2,000,000   Ohio State Turnpike Commission Turnpike
               Revenue Bonds (Series A) (FGIC Insured)                          5.500         2/15/2024         2,361,220
   1,610,000   Reynoldsburg, Ohio City School District
               (FSA Insured)                                                    5.000         12/1/2028         1,698,936
   2,115,000   University of Akron, Ohio General Receipts
               Revenue Bonds (FGIC Insured)(b)                                  5.500          1/1/2020         2,354,756
-------------------------------------------------------------------------------------------------------------------------
               Total Ohio                                                                                      29,063,988
=========================================================================================================================

Oklahoma (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   3,125,000   Bass, Oklahoma Memorial Baptist Hospital
               Authority Hospital Revenue Bonds (Bass
               Memorial Hospital Project)(b)                                    8.350          5/1/2009         3,445,906
   1,040,000   Oklahoma Development Finance Authority
               Hospital Revenue Bonds (Unity Health
               Center Project)                                                  5.000         10/1/2011         1,086,280
     200,000   Oklahoma Housing Finance Agency Single
               Family Mortgage Revenue Bonds (Series C-2)
               (Subject to 'AMT')                                               7.550          9/1/2028           214,950
     305,000   Oklahoma Housing Finance Agency Single
               Family Mortgage Revenue Bonds (Series D-2)
               (GNMA/FNMA Insured) (Subject to 'AMT')                           7.100          9/1/2028           318,777
   1,500,000   Oklahoma State Municipal Power Authority
               (Series B) (MBIA Insured)                                        5.875          1/1/2012         1,722,360
   2,900,000   Payne County, Oklahoma Economic
               Development Authority Student Housing
               Revenue Bonds (Collegiate Housing
               Foundation) (Series A)(b)                                        6.375          6/1/2030         3,368,118
-------------------------------------------------------------------------------------------------------------------------
               Total Oklahoma                                                                                  10,156,391
=========================================================================================================================

Oregon (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     550,000   Forest Grove, Oregon Revenue Bonds (Campus
               Improvement - Pacific University)                                6.000          5/1/2015           612,474
-------------------------------------------------------------------------------------------------------------------------
               Total Oregon                                                                                       612,474
=========================================================================================================================

Pennsylvania (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,600,000   Allegheny County, Pennsylvania Hospital
               Development Authority Revenue Bonds
               (Allegheny General Hospital Project)
               (Series A) (MBIA Insured)(b)                                     6.200          9/1/2015         1,722,304
   2,480,000   Allegheny County, Pennsylvania
               Redevelopment Authority Tax Increment Tax
               Allocation Bonds (Waterfront Project)
               (Series B)                                                       6.000        12/15/2010         2,688,171
   2,240,000   Allegheny County, Pennsylvania
               Redevelopment Authority Tax Increment Tax
               Allocation Bonds (Waterfront Project)
               (Series C)                                                       6.550        12/15/2017         2,513,661
   2,575,000   Allegheny County, Pennsylvania Sanitation
               Authority Sewer Revenue Interest
               Compensatory (Series A) (FGIC Insured)                     Zero Coupon          6/1/2008         2,328,444
   3,540,000   Carbon County, Pennsylvania Industrial
               Development Authority Revenue Bonds
               (Panther Creek Partners Project) (Subject
               to 'AMT')                                                        6.650          5/1/2010         3,817,642
   2,000,000   Cornwall Lebanon, Pennsylvania School
               District Capital Appreciation General
               Obligation Bonds (FSA Insured)                             Zero Coupon         3/15/2016         1,265,160
   1,520,000   Cornwall Lebanon, Pennsylvania School
               District Capital Appreciation General
               Obligation Bonds (FSA Insured)                             Zero Coupon         3/15/2017           914,371
   2,000,000   Lancaster County, Pennsylvania Hospital
               Authority Revenue Bonds                                          5.500         3/15/2026         2,115,140
   3,170,000   Millcreek Township, Pennsylvania School
               District General Obligation Bonds (FGIC
               Insured)(b)                                                Zero Coupon         8/15/2009         2,761,387
     435,000   Montgomery County, Pennsylvania Higher
               Education and Health Authority
               Revenue Bonds (Foulkeways at Gwynedd
               Project)                                                         6.750        11/15/2024           464,798
   1,880,000   Montgomery County, Pennsylvania Higher
               Education and Health Authority
               Revenue Bonds (Foulkeways at Gwynedd
               Project)                                                         6.750        11/15/2030         2,005,659
   3,000,000   Pennsylvania State General Obligation
               Bonds (Second Series) (AMBAC Insured)                      Zero Coupon          7/1/2006         2,902,920
   1,000,000   York County, Pennsylvania Solid Waste &
               Refuse Authority Solid Waste System
               Revenue Bonds (FGIC Insured)                                     5.500         12/1/2012         1,137,750
-------------------------------------------------------------------------------------------------------------------------
               Total Pennsylvania                                                                              26,637,407
=========================================================================================================================

Puerto Rico (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,365,000   Puerto Rico Commonwealth Aqueduct and
               Sewer Authority Revenue Bonds (Series A)
               (FSA Insured)(b)                                                 9.000          7/1/2009         2,389,336
   4,955,000   Puerto Rico Industrial Tourist Educational
               Medical and Environmental Central
               Facilities Revenue Bonds (AES Cogen
               Facilities Project) (Subject to 'AMT')                           6.625          6/1/2026         5,417,797
-------------------------------------------------------------------------------------------------------------------------
               Total Puerto Rico                                                                                7,807,133
=========================================================================================================================

South Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------------
     735,000   Beaufort-Jasper, South Carolina Water and
               Sewer Authority Waterworks and Sewer
               Systems Refunding Revenue Bonds (FSA
               Insured)                                                         5.000          3/1/2021           782,996
   1,000,000   Greenwood County, South Carolina Hospital
               Revenue Bonds (Self Memorial Hospital)                           5.500         10/1/2026         1,046,590
   4,000,000   Piedmont, South Carolina Municipal Power
               Agency Electric Revenue Bonds (FGIC
               Insured)                                                         6.250          1/1/2021         5,018,160
   5,000,000   Piedmont, South Carolina Municipal Power
               Agency Electric Revenue Bonds (FGIC
               Insured)(c)                                                      5.000          1/1/2022         5,021,800
   5,500,000   South Carolina Jobs Economic Development
               Authority Hospital Facilities Revenue Bonds
               (Palmetto Health Alliance) (Series C)                            6.875          8/1/2027         6,256,745
   5,000,000   South Carolina State Public Service
               Authority Revenue Referendum (Series D)
               (FSA Insured)                                                    5.000          1/1/2020         5,320,000
     500,000   South Carolina Transportation
               Infrastructure Bank Revenue Bonds
               (Series A) (MBIA Insured)                                        5.500         10/1/2007           531,455
   2,000,000   Spartanburg, South Carolina Waterworks
               Revenue Bonds (FGIC Insured)                                     5.250          6/1/2028         2,158,600
-------------------------------------------------------------------------------------------------------------------------
               Total South Carolina                                                                            26,136,346
=========================================================================================================================

South Dakota (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   South Dakota Educational Enhancement
               Funding Corporation Tobacco Settlement
               (Series B)                                                       6.500          6/1/2032         5,168,750
   1,170,000   South Dakota Health and Educational
               Facilities Authority Revenue Bonds (Prairie
               Lakes Health Care System)                                        5.625          4/1/2032         1,211,816
   2,000,000   South Dakota State Health and Educational
               Facilities Authority Revenue Bonds (Prairie
               Lakes Health CareSystem, Inc.) (ACA/CBI
               Insured)                                                         5.650          4/1/2022         2,085,000
-------------------------------------------------------------------------------------------------------------------------
               Total South Dakota                                                                               8,465,566
=========================================================================================================================

Tennessee (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Carter County, Tennessee Industrial
               Development Board Revenue Bonds                                  4.150         10/1/2007         2,036,200
     965,000   Dickson County, Tennessee General
               Obligation Bonds (FGIC Insured)                                  5.000          3/1/2020         1,042,036
   2,000,000   Memphis-Shelby County, Tennessee Airport
               Authority Special Facilities and Project
               Revenue Bonds (Federal Express
               Corporation)                                                     5.350          9/1/2012         2,164,580
   4,500,000   Memphis-Shelby County, Tennessee Airport
               Authority Special Facilities Revenue Bonds
               (Federal Express Corporation)                                    5.050          9/1/2012         4,785,435
   4,155,000   Metropolitan Government Nashville and
               Davidson County, Tennessee Industrial
               Development Board Revenue Bonds (Series A)
               (GNMA Insured)                                                   6.625         3/20/2036         4,622,022
   5,000,000   Shelby County, Tennessee Health
               Educational and Housing Facilities Board
               Revenue Bonds (St. Jude Children's
               Research Project)                                                5.375          7/1/2024         5,243,700
     640,000   Tennergy Corporation, Tennessee Gas
               Revenue Bonds (MBIA Insured)                                     4.125          6/1/2009           664,922
     150,000   Tennessee Energy Acquisition Corporation
               Gas Revenue Bonds (Series A) (AMBAC
               Insured)                                                         5.000          9/1/2007           156,924
-------------------------------------------------------------------------------------------------------------------------
               Total Tennessee                                                                                 20,715,819
=========================================================================================================================

Texas (11.2%)
-------------------------------------------------------------------------------------------------------------------------
  11,000,000   Alliance Airport, Texas Income Authority
               Special Facilities Revenue Bonds (Federal
               Express Corporation Project) (Subject to
               'AMT')                                                           6.375          4/1/2021        11,556,270
   2,000,000   Amarillo, Texas Health Facilities
               Corporation Revenue Bonds (Baptist St.
               Anthony's Hospital Corporation) (FSA
               Insured)                                                         5.500          1/1/2017         2,277,240
     750,000   Arlington, Texas General Obligation
               Bonds(b,c)                                                       5.375         8/15/2016           832,485
   1,055,000   Arlington, Texas General Obligation
               Bonds(b)                                                         5.500         8/15/2019         1,177,412
   2,165,000   Arlington, Texas Independent School
               District Capital Appreciation Refunding
               General Obligation Bonds (PSF/GTD Insured)                 Zero Coupon         2/15/2009         1,905,200
   2,500,000   Austin, Texas Higher Education Authority,
               Inc. University Revenue Bonds (St. Edwards
               University Project)                                              5.750          8/1/2031         2,604,000
   2,250,000   Austin, Texas Utility System
               Revenue Bonds (FGIC Insured)                                     6.000        11/15/2013         2,604,915
   7,000,000   Austin, Texas Utility System
               Revenue Capital Appreciation Refunding
               Bonds (Financial Services Department)
               (Series A) (MBIA Insured)(c)                               Zero Coupon        11/15/2008         6,229,580
   8,100,000   Austin, Texas Utility System
               Revenue Capital Appreciation Refunding
               Bonds (Financial Services Department)
               (Series A) (MBIA Insured)                                  Zero Coupon        11/15/2009         6,946,398
   1,575,000   Bexar County, Texas General Obligation
               Bonds(b)                                                         5.000         6/15/2015         1,579,930
   2,265,000   Bexar County, Texas Housing Finance
               Corporation Multi-Family Housing
               Revenue Bonds (American Opty-Waterford
               Apartments) (Series A1)                                          7.000         12/1/2036         2,304,184
   1,930,000   Bexar County, Texas Housing Finance
               Corporation Multi-Family Housing
               Revenue Bonds (Dymaxion and Marrach Park
               Apartments) (Series A) (MBIA Insured)                            6.000          8/1/2023         2,067,069
   1,720,000   Bexar County, Texas Housing Finance
               Corporation Multi-Family Housing
               Revenue Bonds (Pan American Apartments)
               (Series A-1) (GNMA Insured)                                      7.000         3/20/2031         1,959,441
   1,000,000   Bluebonnet Trails Community Mental Health
               and Mental Retardation Revenue Bonds                             6.125         12/1/2016         1,064,060
   3,950,000   Colorado River, Texas Municipal Water
               District Revenue Bonds (MBIA Insured)                            5.000          1/1/2014         4,071,542
     500,000   Corpus Christi, Texas General Obligation
               Bonds(Series A) (FSA Insured)                                    5.000          3/1/2012           548,660
   1,000,000   Dallas-Fort Worth, Texas International
               Airport Revenue Bonds (Series A) (MBIA
               Insured) (Subject to 'AMT')                                      5.500         11/1/2016         1,092,210
     500,000   Dallas-Fort Worth, Texas International
               Airport Revenue Bonds (Series A) (MBIA
               Insured) (Subject to 'AMT')                                      5.500         11/1/2017           544,085
   4,000,000   Dallas-Fort Worth, Texas Regional Airport
               Revenue Refunding Bonds (Series A) (MBIA
               Insured)                                                         6.000         11/1/2012         4,010,400
   1,375,000   Deer Park, Texas Independent School
               District General Obligation Bonds (PSF/GTD
               Insured)                                                         5.000         2/15/2013         1,513,366
   2,285,000   Denton, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.250         2/15/2009         2,546,701
   3,210,000   Denton, Texas Utility System Revenue Bonds
               (Series A) (FSA Insured)                                         5.250         12/1/2015         3,551,608
   1,445,000   Frisco, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.250         8/15/2017         1,651,447
   7,000,000   Harris County, Houston, Texas General
               Obligation Bonds (MBIA Insured)                            Zero Coupon         8/15/2024         2,799,650
   2,000,000   Harris County, Texas Health Facilities
               Development Authority Hospital
               Revenue Bonds (Memorial Hermann Healthcare
               Project) (Series A)                                              6.375          6/1/2029         2,222,700
   8,470,000   Houston, Texas Airport System
               Revenue Bonds (FSA Insured)                                      5.000          7/1/2027         8,783,983
   2,000,000   Houston, Texas Airport System
               Revenue Bonds (Series A) (FSA Insured)
               (Subject to 'AMT')                                               5.625          7/1/2030         2,129,860
   5,000,000   Houston, Texas Water and Sewer System
               Revenue Bonds (Series A)(b)                                      5.250         12/1/2022         5,344,850
   5,000,000   Houston, Texas Water and Sewer System
               Revenue Bonds (Series A) (FSA Insured)(b)                        5.750         12/1/2032         6,164,200
   5,315,000   Lewisville, Texas Independent School
               District General Obligation Bonds (PSF/GTD
               Insured)                                                   Zero Coupon         8/15/2019         2,811,263
   1,000,000   Lower Colorado River Authority, Texas
               Revenue Bonds(Series A)                                          5.875         5/15/2015         1,108,390
     370,000   Mesquite, Texas Independent School
               District General Obligation Bonds
               (Series A) (PSF/GTD Insured)                                     6.000         2/15/2020           397,739
   3,400,000   Mesquite, Texas Independent School
               District General Obligation Bonds
               (Series A) (PSF/GTD Insured)(b)                                  6.000         2/15/2020         3,684,172
   2,600,000   North Texas Health Facilities Development
               Corporation Hospital Revenue Bonds (United
               Regional Healthcare System, Inc.)                                6.000          9/1/2023         2,791,542
     575,000   Nueces County, Texas Housing Finance
               Corporation Multi-Family Housing
               Revenue Bonds (Dolphins Landing Apartments
               Project) (Series A)                                              6.250          7/1/2010           576,236
   1,865,000   Nueces County, Texas Housing Finance
               Corporation Multi-Family Housing
               Revenue Bonds (Dolphins Landing Apartments
               Project) (Series A)                                              6.875          7/1/2030         1,890,476
   1,000,000   Ridge Parc Development Corporation, Texas
               Multifamily Revenue Bonds (GNMA Insured)                         6.100         6/20/2033         1,113,780
   2,795,000   Ridge Parc Development Corporation, Texas
               Multifamily Revenue Bonds (GNMA Insured)                         6.150        11/20/2041         3,064,773
   1,365,000   San Antonio, Texas General Obligation
               Bonds (General Improvement)                                      5.250          2/1/2014         1,483,769
   1,000,000   San Antonio, Texas Water Revenue Bonds
               (FSA Insured)                                                    5.500         5/15/2018         1,113,140
   1,000,000   San Antonio, Texas Water Revenue Bonds
               (FSA Insured)                                                    5.500         5/15/2019         1,112,480
   1,000,000   San Antonio, Texas Water Revenue Bonds
               (FSA Insured)                                                    5.500         5/15/2020         1,104,660
      85,000   South San Antonio, Texas Independent
               School District General Obligation Bonds
               (PSF/GTD Insured)                                                6.000         8/15/2017            94,878
   1,095,000   South San Antonio, Texas Independent
               School District General Obligation Bonds
               (PSF/GTD Insured)(b)                                             6.000         8/15/2017         1,225,984
   1,160,000   South San Antonio, Texas Independent
               School District General Obligation Bonds
               (PSF/GTD Insured)(b)                                             6.000         8/15/2018         1,298,759
      90,000   South San Antonio, Texas Independent
               School District General Obligation Bonds
               (PSF/GTD Insured)                                                6.000         8/15/2018           100,382
   1,180,000   South San Antonio, Texas Independent
               School District General Obligation Bonds
               (PSF/GTD Insured)(b)                                             6.000         8/15/2019         1,321,152
      95,000   South San Antonio, Texas Independent
               School District General Obligation Bonds
               (PSF/GTD Insured)                                                6.000         8/15/2019           105,878
  11,615,000   Southeast Texas Housing Finance
               Corporation(MBIA Insured)(b)                               Zero Coupon          9/1/2017         6,743,901
   1,410,000   Tarrant County, Texas College District
               General Obligation Bonds                                         5.375         2/15/2013         1,585,559
   4,315,000   Texas State Veterans Land Board General
               Obligation Bonds(b)                                              0.050          7/1/2010         3,627,146
   1,000,000   Texas State Water Development Board
               Revenue Bonds (State Revolving) (Series A)                       5.250         7/15/2017         1,026,580
   2,000,000   Travis County, Texas Health Facilities
               Development Corporation Revenue Bonds
               (Ascension Health Credit)(Series A) (MBIA
               Insured)(b)                                                      6.250        11/15/2017         2,281,760
     315,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2013           363,986
     350,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2015           401,016
     335,000   Westlake, Texas General Obligation Bonds                         6.500          5/1/2017           384,366
   1,650,000   Westlake, Texas General Obligation Bonds                         5.750          5/1/2024         1,793,500
   2,000,000   Westlake, Texas General Obligation Bonds                         5.800          5/1/2032         2,149,200
     430,000   Wylie, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                       6.875         8/15/2014           515,720
     745,000   Wylie, Texas Independent School District
               General Obligation Bonds (PSF/GTD
               Insured)(b)                                                      6.875         8/15/2014           894,447
   3,280,000   Wylie, Texas Independent School District
               Unrefunded General Obligation Bonds
               (PSF/GTD Insured)                                                7.000         8/15/2024         3,963,126
-------------------------------------------------------------------------------------------------------------------------
               Total Texas                                                                                    144,213,206
=========================================================================================================================

Utah (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     440,000   Intermountain Power Agency, Utah Power
               Supply Revenue Bonds (Series B)(b)                               5.250          7/1/2017           441,822
   5,000,000   Intermountain Power Agency, Utah Power
               Supply Revenue Bonds (Series B) (MBIA
               Insured)(c)                                                      5.750          7/1/2019         5,374,450
     585,000   Intermountain Power Agency, Utah Power
               Supply Revenue Bonds (Series B) (MBIA/IBC
               Insured)(b)                                                      5.000          7/1/2016           586,890
   3,405,000   Timpanogos, Utah Special Service District
               Sewer Revenue Bonds (Series A) (AMBAC
               Insured)(b)                                                      6.100          6/1/2019         3,560,608
-------------------------------------------------------------------------------------------------------------------------
               Total Utah                                                                                       9,963,770
=========================================================================================================================

Vermont (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Vermont Educational and Health Buildings
               Financing Agency Revenue Bonds (Norwich
               University Project)                                              5.500          7/1/2021         3,668,000
-------------------------------------------------------------------------------------------------------------------------
               Total Vermont                                                                                    3,668,000
=========================================================================================================================

Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Fairfax County, Virginia Industrial
               Development Authority Revenue Bonds (Inova
               Health Systems Project)                                          5.875         8/15/2016         3,194,700
   2,500,000   Fairfax County, Virginia Industrial
               Development Authority Revenue Bonds (Inova
               Health Systems Project)                                          5.250         8/15/2019         2,724,000
   3,625,000   Fairfax County, Virginia Water Authority
               Water Revenue Bonds                                              5.000          4/1/2021         4,066,706
-------------------------------------------------------------------------------------------------------------------------
               Total Virginia                                                                                   9,985,406
=========================================================================================================================

Washington (5.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,060,000   Clark and Skamania Counties, Washington
               School District # 112-6 Washougal General
               Obligation Bonds (FGIC Insured)(b)                               6.000         12/1/2019         2,359,112
   1,655,000   Douglas County, Washington Public Utility
               District # 1 Wells Hydroelectric Bonds(b)                        8.750          9/1/2018         1,879,468
   1,395,000   Douglas County, Washington Public Utility
               District # 1 Wells Hydroelectric
               Revenue Bonds                                                    8.750          9/1/2018         1,578,401
   1,000,000   Energy Northwest, Washington Electric
               Revenue Bonds (Columbia Generating)
               (Series A) (MBIA Insured)                                        5.750          7/1/2018         1,130,520
   1,000,000   Grant County, Washington Public Utilities
               District # 2 Priest Rapids Hydro Electric
               Revenue Bonds (Series A) (MBIA Insured)                          5.250          1/1/2017         1,070,150
   2,000,000   Grant County, Washington Public Utility
               District # 2 Revenue Bonds (Second Series A)
               (AMBAC Insured)                                                  5.000          1/1/2023         2,008,240
  10,000,000   King County, Washington Sewer
               Revenue Bonds (Series B) (FSA Insured)(c)                        5.500          1/1/2013        11,190,800
   8,935,000   Tobacco Settlement Authority, Washington
               Tobacco Settlement Revenue Bonds                                 6.500          6/1/2026         9,336,718
      45,000   Washington State Bonds (Series 93A)(b)                           5.750         10/1/2012            50,040
   2,000,000   Washington State General Obligation Bonds
               (Motor Vehicle Fuel Tax)                                         5.000          9/1/2007         2,091,860
   2,955,000   Washington State General Obligation Bonds
               (Series 93A)                                                     5.750         10/1/2012         3,276,534
   1,500,000   Washington State General Obligation Bonds
               (Series A and AT-6)                                              6.250          2/1/2011         1,663,470
   5,000,000   Washington State General Obligation Bonds
               (Series A)                                                       6.750          2/1/2015         6,027,050
   2,500,000   Washington State General Obligation Bonds
               (Series B and AT-7)                                              6.250          6/1/2010         2,849,475
   2,000,000   Washington State General Obligation Bonds
               (Series B and AT-7)                                              6.000          6/1/2012         2,309,540
   1,000,000   Washington State Health Care Facilities
               Authority Revenue Bonds (Central Washington
               Health Services Association) (AMBAC
               Insured)                                                         5.000         10/1/2018         1,049,080
   1,700,000   Washington State Health Care Facilities
               Authority Revenue Bonds (Kadlec Medical
               Center)                                                          6.000         12/1/2030         1,863,013
   2,000,000   Washington State Health Care Facilities
               Authority Revenue Bonds (Swedish Health
               Services) (AMBAC Insured)                                        5.125        11/15/2018         2,106,300
   1,000,000   Washington State Higher Education
               Facilities Authority (Whitman College)(b)                        5.875         10/1/2029         1,115,670
   2,975,000   Washington State Housing Finance
               Commission Multi-Family Mortgage
               Revenue Bonds (Pooled Loan Program)
               (Subject to 'AMT')                                               6.300          1/1/2021         3,171,618
   1,000,000   Washington State Housing Finance
               Commission Nonprofit Housing Revenue Bonds
               (Crista Ministries Projects) (Series A)                          5.350          7/1/2014         1,030,340
   3,000,000   Washington State Public Power Supply
               System Refunding Revenue Bonds (Nuclear
               Project #1) (Series A) (MBIA Insured)                            5.750          7/1/2012         3,153,900
   2,000,000   Washington State Public Power Supply
               System Revenue Bonds (Nuclear Project)
               (Series A) (MBIA Insured)                                        5.750          7/1/2011         2,102,600
-------------------------------------------------------------------------------------------------------------------------
               Total Washington                                                                                64,413,899
=========================================================================================================================

Wisconsin (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,105,000   Monroe, Wisconsin School District General
               Obligation Bonds (AMBAC Insured)(b)                              6.875          4/1/2014         1,295,182
   1,500,000   Wisconsin State Health and Educational
               Facilities Authority Revenue Bonds (Aurora
               Health Care) (Series B)                                          5.500         2/15/2015         1,537,185
   1,000,000   Wisconsin State Health and Educational
               Facilities Authority Revenue Bonds (Eagle
               River Memorial Hospital, Inc. Project)                           5.750         8/15/2020         1,091,110
   1,000,000   Wisconsin State Health and Educational
               Facilities Authority Revenue Bonds
               (Franciscan Sisters Christian) (Series A)                        5.500         2/15/2018         1,026,700
   2,000,000   Wisconsin State Health and Educational
               Facilities Authority Revenue Bonds
               (Marshfield Ctobaclinic) (Series B)                              6.000         2/15/2025         2,145,700
   2,000,000   Wisconsin State Health and Educational
               Facilities Authority Revenue Bonds
               (Watertown Memorial Hospital, Inc.)                              5.500         8/15/2029         2,132,380
   6,000,000   Wisconsin State Health and Educational
               Facilities Authority Revenue Bonds (Wheaton
               Franciscan Services)(c)                                          5.750         8/15/2025         6,423,540
-------------------------------------------------------------------------------------------------------------------------
               Total Wisconsin                                                                                 15,651,797
=========================================================================================================================

Wyoming (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   5,825,000   Wyoming State Farm Loan Board Capital
               Facilities Revenue Bonds                                         5.750         10/1/2020         6,756,476
-------------------------------------------------------------------------------------------------------------------------
               Total Wyoming                                                                                    6,756,476
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $1,164,863,709)                                                                              1,277,589,369
=========================================================================================================================

Principal
Amount         Short-Term Investments (0.6%)                            Interest Rate(h)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,100,000   Harris County, Texas Health Facilities
               Development Authority Revenue Bonds (Texas
               Childrens Hospital) (MBIA Insured)
               (Series B-1)(e)                                                  2.940%         5/2/2005        $1,100,000
     300,000   Harris County, Texas Industrial
               Development (Pollution Control)(e)                               2.600          5/2/2005           300,000
   1,000,000   Joliet, Illinois Regional Port District
               Marine Term Revenue Bonds(e)                                     2.830          5/2/2005         1,000,000
     500,000   Kemmerer, Wyoming Pollution Control Term
               Revenue Bonds(e)                                                 2.830          5/2/2005           500,000
     225,000   Lincoln County, Wyoming Pollution Control
               Revenue Bonds(e)                                                 2.600          5/2/2005           225,000
     750,000   Southwest Higher Education Authority
               Revenue Bonds (Southern Methodist
               University)(e)                                                   2.930          5/2/2005           750,000
   1,860,000   West Ottawa, Michigan Public School
               District General Obligation Bonds (MBIA
               Insured)                                                         7.930          5/1/2005         1,859,181
     750,000   Arizona Health Facilities Authority
               Revenue Bonds (Arizona Healthcare Pooled
               Financing) (FGIC Insured)                                        4.000          6/1/2005           750,226
     135,000   Hillsdale, Michigan Hospital Finance
               Authority Revenue Bonds (Hillsdale
               Community Health Center)                                         4.800         5/15/2005           134,946
     950,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Hackley Hospital)
               (Series A)                                                       4.800          5/1/2005           949,960
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 7,569,313
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $1,172,433,022)                                                     $1,285,158,682
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

(c) At April 29, 2005, all or a portion of the denoted securities, valued at $72,186,326, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                                                               Notional
                       Number of     Expiration                                Principal   Unrealized
Type                   Contracts        Date        Position      Value          Amount        Loss
------------------------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures 5 yr.             600        June 2005       Short    $(65,071,879)   $(64,569,941)   $501,938

(d) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(f) Denotes investments purchased on a when-issued basis.

(g) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(h) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.



Income Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


Principal
Amount         Long-Term Fixed Income (82.8%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (11.4%)
-------------------------------------------------------------------------------------------------------------------------
  $3,000,000   Bank One Issuance Trust(b,c)                                     3.004%        5/15/2005        $3,001,074
   5,500,000   Chase Funding Mortgage Loan Asset
               Backed Certificates(c)                                           2.734         9/25/2024         5,454,520
   5,000,000   Countrywide Asset-Backed Certificates(c)                         3.903         1/25/2031         4,955,650
   8,000,000   CPL Transition Funding, LLC(d)                                   5.010         1/15/2010         8,103,480
   1,500,000   Credit Based Asset Servicing and
               Securitization                                                   3.887        10/25/2034         1,483,365
   4,000,000   DaimlerChrysler Master Owner Trust(b,c)                          3.004         5/15/2005         4,001,432
   6,000,000   DaimlerChrysler Master Owner Trust(b)                            3.004         5/15/2005         6,000,000
   3,000,000   First National Master Note Trust(b,c)                            3.054         5/15/2005         3,002,247
   5,000,000   Ford Credit Floorplan Master Owner
               Trust(b,c)                                                       3.094         5/15/2005         5,007,700
   6,000,000   GE Dealer Floorplan Master Note Trust(b,e)                       3.030         6/20/2005         5,998,800
   6,000,000   GMAC Mortgage Corporation Loan Trust(b)                          3.110         5/25/2005         5,996,400
   2,750,000   GMAC Mortgage Corporation Loan Trust(b)                          3.150         5/25/2005         2,754,991
   1,500,000   Honda Auto Receivables Owner Trust(c)                            2.960         4/20/2009         1,469,008
   3,250,000   Honda Auto Receivables Owner Trust                               4.150        10/15/2010         3,246,588
   5,250,000   MBNA Credit Card Master Note Trust(b,d)                          3.064         5/15/2005         5,259,608
   4,500,000   Nissan Auto Lease Trust(d)                                       3.180         6/15/2010         4,424,337
   5,000,000   PG&E Energy Recovery Funding, LLC                                3.870         6/25/2011         4,983,125
   2,250,000   Popular ABS Mortgage Pass-Through Trust                          4.000        12/25/2034         2,228,060
   3,000,000   Renaissance Home Equity Loan Trust                               3.856         1/25/2035         2,978,352
   2,250,000   Residential Asset Securities
               Corporation(d)                                                   3.250         5/25/2029         2,238,329
   4,907,342   Structured Asset Investment Loan Trust(b)                        3.100         5/25/2005         4,906,714
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   87,493,780
=========================================================================================================================

Basic Materials (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Georgia-Pacific Corporation                                      8.875          2/1/2010         3,885,000
   5,250,000   Glencore Funding, LLC(d)                                         6.000         4/15/2014         4,972,706
   2,000,000   Newmont USA, Ltd.                                                5.875          4/1/2035         2,007,708
   1,750,000   NOVA Chemicals Corporation                                       6.500         1/15/2012         1,769,688
   1,285,000   Peabody Energy Corporation                                       6.875         3/15/2013         1,329,975
   2,000,000   Precision Castparts Corporation                                  5.600        12/15/2013         2,043,712
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           16,008,789
=========================================================================================================================

Capital Goods (3.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Boeing Capital Corporation                                       6.500         2/15/2012         2,753,060
   1,600,000   Crown Euro Holdings SA                                           9.500          3/1/2011         1,728,000
   3,000,000   Goodrich Corporation                                             7.625        12/15/2012         3,497,547
   2,000,000   Hutchison Whampoa International, Ltd.                            6.500         2/13/2013         2,144,134
   2,320,000   L-3 Communications Holdings, Inc.,
               Convertible                                                      5.875         1/15/2015         2,209,800
   3,000,000   Lockheed Martin Corporation                                      7.650          5/1/2016         3,643,188
   3,250,000   Oakmont Asset Trust                                              4.514        12/22/2008         3,243,497
   2,926,834   Systems 2001 Asset Trust, LLC                                    6.664         9/15/2013         3,194,317
   2,250,000   Textron Financial Corporation                                    4.600          5/3/2010         2,252,664
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             24,666,207
=========================================================================================================================

Commercial Mortgage-Backed Securities (4.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,250,000   Banc of America Commercial Mortgage,
               Inc.(f)                                                          4.037        11/10/2039         3,180,430
   3,250,000   Banc of America Commercial Mortgage,
               Inc.(d)                                                          4.561        11/10/2041         3,233,838
     908,895   Banc of America Commercial Mortgage,
               Inc.(c)                                                          3.366         7/11/2043           900,702
   2,000,000   Banc of America Commercial Mortgage,
               Inc.(d)                                                          5.118         7/11/2043         2,051,014
   6,000,000   Credit Suisse First Boston Mortgage
               Securities Corporation(c,d)                                      2.843         5/15/2038         5,767,590
   1,381,345   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(b,d)                                      3.300         5/14/2005         1,381,573
   2,750,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(c)                                        4.302         1/15/2038         2,699,708
   4,000,000   LB-UBS Commercial Mortgage Trust(c)                              3.323         3/15/2027         3,900,368
   2,000,000   LB-UBS Commercial Mortgage Trust(c)                              6.653        11/15/2027         2,203,062
   3,811,136   Lehman Brothers "CALSTRS" Mortgage
               Trust(c)                                                         3.988        11/20/2012         3,800,762
   5,999,256   Wachovia Bank Commercial Mortgage Trust(b)                       3.054         5/15/2005         5,999,256
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                      35,118,303
=========================================================================================================================

Communications Services (6.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   America Movil SA de CV(c,d)                                      6.375          3/1/2035         2,322,765
   2,500,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012         2,955,715
   2,000,000   Citizens Communications Company                                  6.250         1/15/2013         1,865,000
   2,500,000   Clear Channel Communications, Inc.                               4.500         1/15/2010         2,392,975
   2,000,000   Clear Channel Communications, Inc.                               5.000         3/15/2012         1,893,740
     200,000   Clear Channel Communications, Inc.                               5.500         9/15/2014           189,430
   4,250,000   Cox Communications, Inc.                                         6.750         3/15/2011         4,591,454
   1,500,000   EchoStar DBS Corporation                                         5.750         10/1/2008         1,475,625
   2,250,000   Interpublic Group of Companies, Inc.                             6.250        11/15/2014         2,148,559
   5,000,000   New York Times Company                                           5.000         3/15/2015         5,050,160
   2,700,000   Nextel Communications, Inc.                                      5.950         3/15/2014         2,733,750
   2,000,000   Qwest Corporation                                                8.875         3/15/2012         2,120,000
   6,000,000   Sprint Capital Corporation(c)                                    6.900          5/1/2019         6,704,394
   3,000,000   TCI Communications, Inc.                                         8.750          8/1/2015         3,825,999
   3,000,000   Telecom Italia Capital SA(c)                                     4.000         1/15/2010         2,898,009
   2,000,000   Telecom Italia Capital SA(d)                                     5.250        11/15/2013         2,003,640
   1,500,000   Telefonos de Mexico SA                                           4.750         1/27/2010         1,468,212
   2,700,000   Telus Corporation                                                8.000          6/1/2011         3,118,500
   3,000,000   Verizon Global Funding Corporation(c)                            4.375          6/1/2013         2,916,747
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   52,674,674
=========================================================================================================================

Consumer Cyclical (2.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   AOL Time Warner, Inc.                                            7.700          5/1/2032         3,080,680
   2,130,000   Caesars Entertainment, Inc.                                      8.125         5/15/2011         2,385,600
   4,180,000   D.R. Horton, Inc.(c)                                             4.875         1/15/2010         4,056,673
   3,000,000   DaimlerChrysler North American Holdings
               Corporation                                                      4.750         1/15/2008         2,959,440
   2,400,000   Host Marriott, LP                                                6.375         3/15/2015         2,283,000
     250,000   ITT Corporation                                                  7.375        11/15/2015           268,125
   1,600,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009         1,596,000
   2,000,000   Nissan Motor Acceptance Corporation(f)                           4.625          3/8/2010         1,980,660
   1,400,000   Royal Caribbean Cruises, Ltd.(g)                                 8.000         5/15/2010         1,526,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         20,136,178
=========================================================================================================================

Consumer Non-Cyclical (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Bunge Limited Finance Corporation                                7.800        10/15/2012         4,720,916
   1,690,000   Fisher Scientific International, Inc.                            8.125          5/1/2012         1,874,109
   3,000,000   Hospira, Inc.                                                    4.950         6/15/2009         3,044,415
   2,000,000   Kraft Foods, Inc.                                                4.125        11/12/2009         1,963,988
   1,500,000   Smithfield Foods, Inc.                                           7.750         5/15/2013         1,605,000
   1,150,000   Ventas Realty, LP/Ventas Capital
               Corporation                                                      8.750          5/1/2009         1,237,688
   1,500,000   WellPoint, Inc.                                                  5.000        12/15/2014         1,511,304
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     15,957,420
=========================================================================================================================

Energy (5.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   ANR Pipeline Company                                             8.875         3/15/2010         1,627,124
   2,250,000   Chesapeake Energy Corporation                                    7.000         8/15/2014         2,306,250
   1,750,000   Consolidated Natural Gas Company(c)                              5.000         12/1/2014         1,742,958
   3,000,000   Enterprise Products Operating, LP                                5.600        10/15/2014         3,017,376
   4,500,000   Gazprom International SA(c)                                      7.201          2/1/2020         4,680,000
   2,500,000   Kerr-McGee Corporation                                           6.950          7/1/2024         2,297,285
   2,250,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010         2,540,750
   2,000,000   LG-Caltex Oil Corporation                                        5.500         8/25/2014         2,028,482
   4,000,000   Magellan Midstream Partners, LP                                  5.650        10/15/2016         4,050,328
   1,750,000   Newfield Exploration Company                                     6.625          9/1/2014         1,732,500
   2,000,000   Plains All American Pipeline, LP/PAA
               FinanceCorporation                                               7.750        10/15/2012         2,345,468
   2,500,000   Plains All American Pipeline, LP/PAA
               FinanceCorporation                                               5.875         8/15/2016         2,614,168
   1,500,000   Premcor Refining Group, Inc.                                     6.125          5/1/2011         1,548,750
   2,600,000   Sempra Energy                                                    6.000          2/1/2013         2,755,904
   1,150,000   Southern Natural Gas Company(g)                                  8.875         3/15/2010         1,249,935
     750,000   TGT Pipeline, LLC                                                5.500          2/1/2017           765,535
   2,000,000   Transcontinental Gas Pipe Corporation(c)                         8.875         7/15/2012         2,330,000
   1,500,000   XTO Energy, Inc.                                                 5.000         1/31/2015         1,483,948
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    41,116,761
=========================================================================================================================

Financials (14.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Barnett Capital I(c)                                             8.060         12/1/2026         1,636,773
   1,500,000   Capital One Financial Corporation(c)                             6.250        11/15/2013         1,600,104
   3,500,000   Capital One Financial Corporation                                5.250         2/21/2017         3,414,348
   6,000,000   Commercial Mortgage Pass-Through
               Certificates(b)                                                  3.054         5/15/2005         6,000,000
   1,000,000   Corestates Capital Trust I                                       8.000        12/15/2026         1,108,176
   2,755,000   Countrywide Home Loans, Inc.(c)                                  4.000         3/22/2011         2,638,342
   6,000,000   CS First Boston Mortgage Securities
               Corporation(b)                                                   3.120         5/15/2005         5,999,988
   7,000,000   Equitable Life Assurance Society USA(d)                          6.950         12/1/2005         7,126,539
   6,000,000   General Electric Capital Corporation(b,d)                        2.100          6/2/2005         5,880,000
   3,000,000   Goldman Sachs Group, Inc.                                        5.125         1/15/2015         2,996,037
   4,500,000   HSBC Capital Funding, LP(h)                                      9.547         6/30/2010         5,472,693
   1,500,000   ING Capital Funding Trust III                                    8.439        12/31/2010         1,768,548
   2,750,000   International Lease Finance Corporation                          5.625          6/1/2007         2,823,997
   3,000,000   iStar Financial, Inc.(g)                                         5.125          4/1/2011         2,952,912
  27,526,456   Lehman Brothers, Inc., TRAINS(c,d,f)                             6.539         8/15/2008        28,263,338
   1,500,000   Metropolitan Life Global Funding(e)                              4.500          5/5/2010         1,497,788
   5,000,000   Montpelier Re Holdings, Ltd.(c)                                  6.125         8/15/2013         5,205,120
   2,000,000   Monumental Global Funding Ltd.                                   4.625         3/15/2010         2,020,390
   2,000,000   Morgan Stanley and Company(c)                                    4.750          4/1/2014         1,933,092
   2,500,000   National City Bank(c)                                            4.500         3/15/2010         2,503,795
   2,300,000   Sanwa Bank, Ltd.(d)                                              7.400         6/15/2011         2,592,995
   2,500,000   Skandinaviska Enskilda(c)                                        5.471         3/23/2015         2,557,040
   1,000,000   Stingray Pass-Through Trust                                      5.902         1/12/2015         1,008,920
   3,500,000   Wachovia Bank NA(c)                                              4.875          2/1/2015         3,493,028
   2,500,000   Washington Mutual Bank FA                                        5.125         1/15/2015         2,489,200
   4,500,000   Wells Fargo Capital(c)                                           7.730         12/1/2026         4,905,495
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               109,888,658
=========================================================================================================================

Foreign (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     666,667   Pemex Finance, Ltd.                                              8.450         2/15/2007           689,613
   4,000,000   Pemex Finance, Ltd.                                              9.030         2/15/2011         4,549,680
   2,500,000   United Mexican States                                            9.875          2/1/2010         2,982,500
   1,000,000   United Mexican States                                            6.375         1/16/2013         1,043,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    9,264,793
=========================================================================================================================

Mortgage-Backed Securities (6.4%)
-------------------------------------------------------------------------------------------------------------------------
  15,750,000   Federal National Mortgage Association
               15-Yr.Conventional(e)                                            5.500          5/1/2020        16,114,219
  16,000,000   Federal National Mortgage Association
               30-Yr.Conventional(e)                                            5.500          5/1/2035        16,150,000
  16,250,000   Federal National Mortgage Association
               30-Yr.Conventional(e)                                            6.000          5/1/2035        16,681,632
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                48,945,851
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Anixter International, Inc.                                      5.950          3/1/2015         1,459,358
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,459,358
=========================================================================================================================

Transportation (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   FedEx Corporation                                                3.500          4/1/2009           968,565
   3,344,205   FedEx Corporation                                                6.720         1/15/2022         3,745,342
   2,500,000   MISC Capital, Ltd.                                               5.000          7/1/2009         2,532,962
   4,000,000   Southwest Airlines Company(d)                                    5.496         11/1/2006         4,084,924
   2,500,000   Union Pacific Corporation                                        4.875         1/15/2015         2,472,085
   1,485,526   United Air Lines, Inc. (i)                                       7.186          4/1/2011         1,366,090
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            15,169,968
=========================================================================================================================

U.S. Government (15.9%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   Federal Home Loan Mortgage
               Corporation(b,c)                                                 2.925          6/9/2005         9,999,350
  11,550,000   U.S. Treasury Bonds(g)                                           6.125         8/15/2029        14,095,516
  15,765,670   U.S. Treasury Inflation Indexed Bonds(g)                         2.375         1/15/2025        17,219,690
  23,150,000   U.S. Treasury Notes(g)                                           3.375         2/15/2008        22,945,632
   7,500,000   U.S. Treasury Notes(g)                                           3.250         8/15/2008         7,379,002
  16,600,000   U.S. Treasury Notes(g)                                           5.000         2/15/2011        17,494,840
  13,350,000   U.S. Treasury Notes(g)                                           4.250        11/15/2014        13,393,801
   4,600,000   U.S. Treasury Notes(g)                                           4.000         2/15/2015         4,525,429
  17,000,000   U.S. Treasury Principal Strips                             Zero Coupon        11/15/2022         7,450,437
  10,250,000   U.S. Treasury Strips(g)                                    Zero Coupon         2/15/2013         7,410,402
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                          121,914,099
=========================================================================================================================

Utilities (4.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Carolina Power & Light, Inc.(c)                                  5.150          4/1/2015         1,264,160
   4,500,000   FirstEnergy Corporation(c)                                       6.450        11/15/2011         4,832,973
   2,500,000   MidAmerican Energy Holdings Company                              7.630        10/15/2007         2,676,452
   2,500,000   NiSource Finance Corporation                                     7.875        11/15/2010         2,886,732
   1,500,000   Potomac Edison Company                                           5.350        11/15/2014         1,507,420
     558,744   Power Contract Financing, LLC                                    5.200          2/1/2006           563,907
   2,000,000   Power Contract Financing, LLC                                    6.256          2/1/2010         2,075,880
   2,765,932   Power Receivables Finance, LLC                                   6.290          1/1/2012         2,867,553
   5,500,000   PSEG Power, LLC                                                  5.500         12/1/2015         5,631,329
   2,000,000   Public Service Company of New Mexico                             4.400         9/15/2008         1,997,484
   1,900,000   TECO Energy, Inc.                                                7.200          5/1/2011         2,009,250
   1,500,000   Texas Genco, LLC/Texas Genco Financing
               Corporation                                                      6.875        12/15/2014         1,470,000
   3,450,000   Texas-New Mexico Power Company(c)                                6.125          6/1/2008         3,534,763
   1,000,000   Westar Energy, Inc.                                              5.150          1/1/2017         1,001,407
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 34,319,310
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $628,755,283)                                                                                  634,134,149
=========================================================================================================================

                                                                               Exercise       Expiration
   Contracts   Put Options on U.S. Treasury Bond Futures(j)                     Price            Date               Value
-------------------------------------------------------------------------------------------------------------------------
          45   U.S. Treasury Bond Futures                                        $110         June 2005            $2,110
-------------------------------------------------------------------------------------------------------------------------
               Total Put Options on U.S. Treasury Bond
               Futures (cost $26,151)                                                                               2,110
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (13.4%)            Interest Rate(k)     Maturity Date          Value
-------------------------------------------------------------------------------------------------------------------------
 102,226,320   Thrivent Financial Securities Lending
               Trust                                                            2.900%              N/A      $102,226,320
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $102,226,320)                                                                     102,226,320
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (3.8%)                            Interest Rate(k)     Maturity Date          Value
-------------------------------------------------------------------------------------------------------------------------
  $1,995,000   New Center Asset Trust                                           2.950%         5/2/2005        $1,994,673
  27,012,707   Thrivent Money Market Fund                                       2.650               N/A        27,012,707
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                29,007,380
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $760,015,134)                                                         $765,369,959
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(c) At April 29, 2005, all or a portion of the denoted securities, valued at $126,773,360, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                   Number of     Expiration                                 Principal       Unrealized
Type                               Contracts        Date        Position      Value           Amount        Gain/ Loss
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures 10 yr.     675         June 2005       Short    $(75,209,769)   $(74,122,472)  $(1,087,297)
U.S. Treasury Bond Futures 20 yr.     193         June 2005        Long     $22,164,844     $21,623,817      $541,027

(d) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(e) Denotes investments purchased on a when-issued basis.

(f) At April 29, 2005, all or a portion of the denoted securities, valued at $6,187,860, were pledged as the initial margin deposit or earmarked as collateral to cover put options purchased.

(g) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(h) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(i) In bankruptcy.

(j) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Income Fund.

(k) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.



Core Bond Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


Principal
Amount         Long-Term Fixed Income (73.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (11.4%)
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   ARG Funding Corporation(b)                                       4.290%        4/20/2010        $4,959,375
   3,000,000   Associates Manufactured Housing Contract
               Pass-Through Certificates(b,c)                                   7.900         3/15/2027         3,116,841
   2,750,000   Capital Auto Receivables Asset Trust(c)                          3.350         2/15/2008         2,721,978
  12,500,000   Chase Credit Card Master Trust(c,d)                              3.084         5/15/2005        12,522,650
   6,000,000   Countrywide Asset Backed Certificates(c)                         4.905         8/25/2032         6,018,360
   4,000,000   Countrywide Asset-Backed Certificates(b)                         3.903         1/25/2031         3,964,520
   1,157,000   Credit Based Asset Servicing and
               Securitization(b)                                                3.887        10/25/2034         1,144,169
   5,000,000   DaimlerChrysler Master Owner Trust(b,c,d)                        3.004         5/15/2005         5,000,000
   5,000,000   GE Dealer Floorplan Master Note Trust(d,e)                       3.030         6/20/2005         4,999,000
   5,000,000   GMAC Mortgage Corporation Loan Trust(c,d)                        3.110         5/25/2005         4,997,000
  11,000,000   GMAC Mortgage Corporation Loan Trust(c,d)                        3.150         5/25/2005        11,019,965
   2,230,313   Green Tree Financial Corporation(b)                              7.650        10/15/2027         2,367,339
   5,000,000   Harley Davidson Motorcycle Trust(b)                              3.200         5/15/2012         4,899,990
   1,125,000   PG&E Energy Recovery Funding, LLC(b)                             3.870         6/25/2011         1,121,203
   2,000,000   Popular ABS Mortgage Pass-Through Trust(b)                       4.000        12/25/2034         1,980,498
   1,000,000   Residential Asset Securities
               Corporation(b)                                                   3.250         5/25/2029           994,813
   2,000,000   Residential Asset Securities
               Corporation(c)                                                   4.040         7/25/2030         1,991,180
   4,907,342   Structured Asset Investment Loan
               Trust(b,c,d,f)                                                   3.100         5/25/2005         4,906,714
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   78,725,595
=========================================================================================================================

Basic Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Glencore Funding, LLC(b,c)                                       6.000         4/15/2014         1,420,773
   2,000,000   Newmont USA, Ltd.                                                5.875          4/1/2035         2,007,708
   1,500,000   Packaging Corporation of America(b)                              4.375          8/1/2008         1,477,569
   2,000,000   Precision Castparts Corporation(c)                               5.600        12/15/2013         2,043,712
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                            6,949,762
=========================================================================================================================

Capital Goods (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Boeing Capital Corporation                                       6.500         2/15/2012         2,202,448
   1,578,000   Goodrich Corporation                                             6.450        12/15/2007         1,659,155
   2,750,000   Oakmont Asset Trust(b)                                           4.514        12/22/2008         2,744,497
   1,750,000   Textron Financial Corporation                                    4.600          5/3/2010         1,752,072
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              8,358,172
=========================================================================================================================

Commercial Mortgage-Backed Securities (8.2%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Banc of America Commercial Mortgage, Inc.(b)                     6.085         6/11/2035         5,347,125
   2,750,000   Banc of America Commercial Mortgage, Inc.(c)                     4.037        11/10/2039         2,691,134
   2,750,000   Banc of America Commercial Mortgage, Inc.(b,c)                   4.561        11/10/2041         2,736,324
   3,000,000   Banc of America Commercial Mortgage, Inc.(b,c)                   5.118         7/11/2043         3,076,521
   3,000,000   Bear Stearns Commercial Mortgage
               Securities, Inc.(c)                                              3.869         2/11/2041         2,925,867
     724,359   CAM Commercial Mortgage Corporation(b)                           4.834        11/14/2036           730,427
   4,000,000   Commercial Mortgage Pass-Through
               Certificates(b)                                                  4.405        10/15/2037         3,941,064
   4,000,000   First Union National Bank Commercial
               Mortgage Trust(b)                                                7.390        12/15/2031         4,453,360
     327,679   First Union-Lehman Brothers-Bank of
               America Commercial Mortgage Trust                                6.280        11/18/2035           327,233
   8,000,000   LB-UBS Commercial Mortgage Trust(c)                              3.086         5/15/2027         7,730,040
   3,250,000   LB-UBS Commercial Mortgage Trust(b)                              6.653        11/15/2027         3,579,976
   5,500,000   LB-UBS Commercial Mortgage Trust(c)                              4.187         8/15/2029         5,442,970
   5,500,000   Morgan Stanley Capital I, Inc.(b)                                6.210        11/15/2031         5,800,712
   4,999,380   Wachovia Bank Commercial Mortgage
               Trust(b,d)                                                       3.054         5/15/2005         4,999,380
   3,000,000   Wachovia Bank Commercial Mortgage Trust(b)                       4.390         2/15/2036         2,950,374
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                      56,732,507
=========================================================================================================================

Communications Services (4.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,750,000   AT&T Broadband Corporation(b,c)                                  8.375         3/15/2013         2,124,523
   2,150,000   AT&T Wireless Services, Inc.(b)                                  8.125          5/1/2012         2,541,915
   2,750,000   Clear Channel Communications, Inc.(b)                            5.000         3/15/2012         2,603,892
     250,000   Clear Channel Communications, Inc.                               5.500         9/15/2014           236,788
   4,000,000   Continental Cablevision, Inc.(b,c)                               8.875         9/15/2005         4,072,260
   3,250,000   Cox Communications, Inc.(c)                                      6.750         3/15/2011         3,511,112
   2,000,000   Interpublic Group of Companies, Inc.(b)                          6.250        11/15/2014         1,909,830
   2,500,000   New York Times Company(b)                                        5.000         3/15/2015         2,525,080
   3,000,000   Sprint Capital Corporation(c)                                    6.900          5/1/2019         3,352,197
   2,500,000   Telecom Italia Capital SA(b)                                     4.000         1/15/2010         2,415,008
   1,450,000   Telus Corporation(b)                                             8.000          6/1/2011         1,674,750
   2,000,000   Verizon Global Funding Corporation(b)                            7.250         12/1/2010         2,245,818
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   29,213,173
=========================================================================================================================

Consumer Cyclical (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   AOL Time Warner, Inc.                                            7.700          5/1/2032         1,232,272
   1,500,000   Caesars Entertainment, Inc.(g)                                   8.500        11/15/2006         1,582,500
   1,750,000   D.R. Horton, Inc.(b)                                             5.000         1/15/2009         1,730,944
   2,000,000   D.R. Horton, Inc.                                                4.875         1/15/2010         1,940,992
   2,000,000   DaimlerChrysler North American Holdings
               Corporation(b)                                                   4.750         1/15/2008         1,972,960
   1,500,000   Nissan Motor Acceptance Corporation(b)                           4.625          3/8/2010         1,485,495
   1,000,000   Ryland Group, Inc.(c)                                            8.000         8/15/2006         1,047,703
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         10,992,866
=========================================================================================================================

Consumer Non-Cyclical (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012         4,130,802
   2,000,000   Kraft Foods, Inc.(b)                                             4.125        11/12/2009         1,963,988
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      6,094,790
=========================================================================================================================

Energy (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Enterprise Products Operating, LP(f)                             4.625        10/15/2009         1,968,806
   2,100,000   Kerr-McGee Corporation(b)                                        6.950          7/1/2024         1,929,719
   3,000,000   Magellan Midstream Partners, LP(b)                               5.650        10/15/2016         3,037,746
   2,500,000   Plains All American Pipeline, LP/PAA
               Finance Corporation(b)                                           7.750        10/15/2012         2,931,835
     500,000   Plains All American Pipeline, LP/PAA
               Finance Corporation                                              5.875         8/15/2016           522,834
   1,750,000   Sempra Energy(b)                                                 6.000          2/1/2013         1,854,935
     750,000   TGT Pipeline, LLC                                                5.500          2/1/2017           765,535
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    13,011,410
=========================================================================================================================

Financials (8.8%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   ANZ Capital Trust I(c)                                           4.484         1/15/2010         2,959,758
   2,000,000   Archstone-Smith Trust(b)                                         3.000         6/15/2008         1,917,456
   1,250,000   Barnett Capital I(b)                                             8.060         12/1/2026         1,363,978
   2,500,000   Capital One Financial Corporation(c)                             5.250         2/21/2017         2,438,820
   2,000,000   Citigroup, Inc.                                                  5.000         9/15/2014         2,013,204
   5,000,000   Commercial Mortgage Pass-Through
               Certificates(b,c,d)                                              3.054         5/15/2005         5,000,000
   1,250,000   Corestates Capital Trust I(c)                                    8.000        12/15/2026         1,385,220
   2,000,000   Countrywide Home Loans, Inc.(c)                                  4.000         3/22/2011         1,915,312
   5,000,000   CS First Boston Mortgage Securities
               Corporation(b,d,f)                                               3.120         5/15/2005         4,999,990
   2,500,000   Goldman Sachs Group, Inc.(b)                                     5.125         1/15/2015         2,496,698
   2,000,000   HSBC Capital Funding, LP(b,h)                                    9.547         6/30/2010         2,432,308
   2,500,000   ING Capital Funding Trust III(b)                                 8.439        12/31/2010         2,947,580
   2,000,000   J.P. Morgan Chase & Company                                      4.750          3/1/2015         1,965,966
   2,000,000   Keycorp                                                          4.700         5/21/2009         2,018,848
   2,500,000   Lehman Brothers Holdings, Inc.                                   4.800         3/13/2014         2,472,658
   1,250,000   Metropolitan Life Global Funding(e)                              4.500          5/5/2010         1,248,156
   1,750,000   Montpelier Re Holdings, Ltd.(b)                                  6.125         8/15/2013         1,821,792
   1,500,000   Monumental Global Funding Ltd.                                   4.625         3/15/2010         1,515,292
   2,125,000   National City Bank                                               4.500         3/15/2010         2,128,226
   4,000,000   Regency Centers, LP(c)                                           7.125         7/15/2005         4,029,956
   1,300,000   Sanwa Bank, Ltd.(b)                                              7.400         6/15/2011         1,465,606
   2,000,000   Skandinaviska Enskilda(b)                                        5.471         3/23/2015         2,045,632
   3,000,000   Union Planters Corporation(c)                                    7.750          3/1/2011         3,473,220
   2,500,000   Wachovia Bank NA(b)                                              4.875          2/1/2015         2,495,020
   2,500,000   Washington Mutual Bank FA(b)                                     5.125         1/15/2015         2,489,200
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                61,039,896
=========================================================================================================================

Foreign (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   United Mexican States(g)                                         6.625          3/3/2015         2,382,750
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    2,382,750
=========================================================================================================================

Mortgage-Backed Securities (15.0%)
-------------------------------------------------------------------------------------------------------------------------
  27,500,000   Federal National Mortgage Association
               15-Yr. Conventional(e)                                           5.500          5/1/2020        28,135,938
  35,000,000   Federal National Mortgage Association
               30-Yr. Conventional(e)                                           5.500          5/1/2035        35,328,125
  39,500,000   Federal National Mortgage Association
               30-Yr. Conventional(e)                                           6.000          5/1/2035        40,549,198
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                               104,013,261
=========================================================================================================================

Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Deluxe Corporation(b)                                            3.500         10/1/2007         2,444,752
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 2,444,752
=========================================================================================================================

Transportation (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Union Pacific Corporation                                        4.875         1/15/2015         1,977,668
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,977,668
=========================================================================================================================

U.S. Government (16.4%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   Federal Home Loan Mortgage
               Corporation(c,d)                                                 2.925          6/9/2005         9,999,350
   5,000,000   Federal National Mortgage Association(c)                         5.500         3/15/2011         5,290,435
   7,670,000   U.S. Treasury Bonds                                              6.125         8/15/2029         9,360,399
   2,500,000   U.S. Treasury Bonds(g)                                           5.375         2/15/2031         2,823,632
  10,171,400   U.S. Treasury Inflation Indexed Bonds(g)                         2.375         1/15/2025        11,109,478
  30,600,000   U.S. Treasury Notes(g)                                           3.375         2/15/2008        30,329,861
   5,600,000   U.S. Treasury Notes(g)                                           3.250         8/15/2008         5,509,655
   5,000,000   U.S. Treasury Notes(g)                                           4.000         6/15/2009         5,030,860
   2,000,000   U.S. Treasury Notes(g)                                           5.750         8/15/2010         2,173,282
  20,350,000   U.S. Treasury Notes(g)                                           5.000         2/15/2011        21,446,987
   2,750,000   U.S. Treasury Notes(g)                                           4.250        11/15/2014         2,759,023
   7,350,000   U.S. Treasury Notes(g)                                           4.000         2/15/2015         7,230,849
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                          113,063,811
=========================================================================================================================

Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,529,000   Alliant Energy Resources, Inc.(b,c)                              7.375         11/9/2009         1,708,078
   1,250,000   Carolina Power & Light, Inc.(c)                                  5.150          4/1/2015         1,264,160
   3,250,000   FirstEnergy Corporation(c)                                       6.450        11/15/2011         3,490,480
   1,250,000   Potomac Edison Company(b)                                        5.350        11/15/2014         1,256,184
   1,564,483   Power Contract Financing, LLC(b)                                 5.200          2/1/2006         1,578,939
   1,382,966   Power Receivables Finance, LLC(c)                                6.290          1/1/2012         1,433,776
   2,500,000   Texas-New Mexico Power Company(b)                                6.125          6/1/2008         2,561,422
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 13,293,039
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $506,533,257)                                                                                  508,293,452
=========================================================================================================================

                                                                               Exercise       Expiration
   Contracts   Put Options on U.S. Treasury Bond Futures(j)                     Price            Date               Value
-------------------------------------------------------------------------------------------------------------------------
          54   U.S. Treasury Bond Futures                                        $110         June 2005            $2,532
-------------------------------------------------------------------------------------------------------------------------
               Total Put Options on U.S. Treasury Bond
               Futures (cost $31,381)                                                                               2,532
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (13.3%)                                                  Interest Rate(j)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  91,581,453   Thrivent Financial Securities Lending
               Trust                                                             2.90%              N/A       $91,581,453
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $91,581,453)                                                                       91,581,453
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (13.2%)                           Interest Rate(j)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $10,030,000   Amsterdam Funding Corporation(b)                                 2.890%        5/17/2005       $10,016,312
   9,000,000   BP Capital Markets plc                                           2.940          5/2/2005         8,998,535
   9,500,000   Delaware Funding Corporation                                     3.020         5/20/2005         9,484,167
   9,040,000   Gannett Company, Inc.                                            2.930          5/2/2005         9,038,528
  10,000,000   Kitty Hawk Funding Corporation                                   2.830          5/3/2005         9,997,642
   9,500,000   Park Avenue Receivables Corporation                              2.970         5/19/2005         9,485,109
  24,076,170   Thrivent Money Market Fund                                       2.650               N/A        24,076,170
  10,000,000   Total Capital SA                                                 3.000          5/4/2005         9,996,778
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                91,093,241
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $689,239,332)                                                         $690,970,678
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) At April 29, 2005, all or a portion of the denoted securities, valued at $138,599,070, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:

                                                                                 Notional
                       Number of     Expiration                                  Principal        Unrealized
Type                   Contracts        Date        Position      Value           Amount          Gain/Loss
----------------------------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures 5 yr.           1,045        June 2005       Short    $(113,333,521)   $(112,292,69)   $(1,040,824)
U.S. Treasury Bond
Futures 20 yr.            205        June 2005        Long      $23,542,969     $22,968,303       $574,666

(c) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(e) Denotes investments purchased on a when-issued basis.

(f) At April 29, 2005, all or a portion of the denoted securities, valued at $6,618,753 were pledged as the initial margin deposit or earmarked as collateral to cover put options purchased.

(g) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(h) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(i) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Core Bond Fund.

(j) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.



Bond Index Fund-I
Schedule of Investments as of April 29, 2005 (unaudited)(a)


Principal
Amount   Long-Term Fixed Income (66.6%)                                 Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (1.3%)
-------------------------------------------------------------------------------------------------------------------------
     $11,045   Advanta Mortgage Loan Trust                                      7.750%       10/25/2026           $11,268
     250,000   Honda Auto Receivables Owner Trust(b)                            3.820         5/21/2010           247,324
     100,000   Massachusetts RRB Special Purpose Trust                          3.780         9/15/2010            99,348
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                      357,940
=========================================================================================================================

Basic Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Dow Chemical Company(b)                                          5.750        11/15/2009           106,350
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                              106,350
=========================================================================================================================

Capital Goods (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Boeing Capital Corporation(c)                                    6.100          3/1/2011           107,332
     100,000   General Electric Company(b)                                      5.000          2/1/2013           101,772
      50,000   Hutchison Whampoa International, Ltd.(b)                         5.450        11/24/2010            51,210
      75,000   Northrop Grumman Corporation                                     7.125         2/15/2011            84,356
      50,000   Raytheon Company                                                 5.500        11/15/2012            52,413
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                                397,083
=========================================================================================================================

Commercial Mortgage-Backed Securities (2.6%)
-------------------------------------------------------------------------------------------------------------------------
     200,000   Bear Stearns Commercial Mortgage
               Securities, Inc.(b)                                              3.869         2/11/2041           195,058
     100,000   First Union National Bank Commercial
               Mortgage Trust(b)                                                7.390        12/15/2031           111,334
     200,000   General Electric Commercial Mortgage
               Corporation(b)                                                   4.641         9/10/2013           199,371
     100,000   J.P. Morgan Chase Commercial Mortgage
               SecuritiesCorporation                                            4.654         1/12/2037            99,626
     110,000   Morgan Stanley Capital I, Inc.(b)                                6.210        11/15/2031           116,014
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                         721,403
=========================================================================================================================

Communications Services (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011           115,055
      75,000   Deutsche Telekom International Finance BV                        5.250         7/22/2013            76,584
     100,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011           112,876
     100,000   Tele-Communications, Inc. (TCI Group)(b)                         7.875          8/1/2013           117,990
      50,000   Telecom Italia Capital SA                                        5.250        11/15/2013            50,091
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      472,596
=========================================================================================================================

Consumer Cyclical (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   AOL Time Warner, Inc.(b)                                         6.875          5/1/2012           111,366
     100,000   DaimlerChrysler North American Holdings
               Corporation(b)                                                   4.750         1/15/2008            98,648
     150,000   Ford Motor Credit Company(b)                                     5.800         1/12/2009           139,575
     100,000   General Motors Acceptance Corporation(b)                         5.625         5/15/2009            90,520
      50,000   Wal-Mart Stores, Inc.                                            7.550         2/15/2030            65,683
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                            505,792
=========================================================================================================================

Consumer Non-Cyclical (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Bunge Limited Finance Corporation(b)                             7.800        10/15/2012           118,023
      50,000   Coca-Cola HBC Finance BV(b)                                      5.125         9/17/2013            51,072
     100,000   ConAgra Foods, Inc.(b)                                           6.000         9/15/2006           102,435
      64,000   General Mills, Inc.                                              6.000         2/15/2012            68,863
      75,000   Safeway, Inc.                                                    4.125         11/1/2008            73,332
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                        413,725
=========================================================================================================================

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   ConocoPhillips(b)                                                4.750        10/15/2012           100,758
     100,000   Union Oil Company of California(b)                               6.700        10/15/2007           104,916
     100,000   ENSERCH Corporation                                              6.564          7/1/2005           100,397
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       306,071
=========================================================================================================================

Financials (4.7%)
-------------------------------------------------------------------------------------------------------------------------
      50,000   Allstate Corporation                                             5.000         8/15/2014            50,648
     100,000   Bank of America Corporation(b)                                   3.875         1/15/2008            99,293
      50,000   Citigroup, Inc.(b)                                               3.500          2/1/2008            49,098
     100,000   Countrywide Home Loans, Inc.(b)                                  4.000         3/22/2011            95,766
      75,000   EOP Operating, LP                                                4.750         3/15/2014            72,011
     150,000   Goldman Sachs Group, Inc.                                        6.600         1/15/2012           164,897
      75,000   Household Finance Corporation(b)                                 6.375        11/27/2012            82,164
      75,000   International Lease Finance Corporation(b)                       5.875          5/1/2013            78,322
     150,000   J.P. Morgan Chase & Company(b,c)                                 4.500        11/15/2010           149,727
      75,000   Lehman Brothers Holdings, Inc.                                   3.950        11/10/2009            73,182
      50,000   Merrill Lynch & Company, Inc.                                    5.000          2/3/2014            50,242
     100,000   RBS Capital Trust I(d)                                           4.709          7/1/2013            96,422
      75,000   Union Planters Corporation                                       4.375         12/1/2010            73,801
      75,000   Wachovia Bank NA                                                 4.875          2/1/2015            74,851
     100,000   Wells Fargo & Company(b)                                         4.200         1/15/2010            98,983
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 1,309,407
=========================================================================================================================

Foreign (2.6%)
-------------------------------------------------------------------------------------------------------------------------
     150,000   European Investment Bank(b)                                      3.000         6/16/2008           145,992
      75,000   Export-Import Bank of Korea                                      4.125         2/10/2009            73,786
     150,000   International Bank for Reconstruction and
               Development(b)                                                   5.000         3/28/2006           152,041
     100,000   Province of Quebec(b)                                            7.500         7/15/2023           128,520
     100,000   Republic of Italy                                                6.000         2/22/2011           108,659
     100,000   United Mexican States(c)                                         7.500         1/14/2012           111,000
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                      719,998
=========================================================================================================================

Mortgage-Backed Securities (24.1%)
-------------------------------------------------------------------------------------------------------------------------
      63,049   Federal Home Loan Mortgage Corporation
               30-Yr. Gold Conventional                                         8.500          7/1/2021            68,198
   1,100,000   Federal Home Loan Mortgage Corporation
               30-Yr. Gold Conventional(e)                                      5.000          5/1/2035         1,089,000
     550,000   Federal Home Loan Mortgage Corporation
               30-Yr. Gold Conventional(e)                                      6.000          5/1/2035           564,438
      16,492   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         9.000          4/1/2010            17,750
      17,303   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.000          3/1/2014            17,960
      70,184   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         7.500          1/1/2015            73,938
      75,922   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through(b)                                      6.500          7/1/2016            79,074
      50,817   Federal Home Loan Mortgage Corporation
               Gold 15-Yr. Pass Through                                         6.500         10/1/2016            52,926
      88,201   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          5/1/2027            96,246
     115,051   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         7.500          1/1/2028           123,857
       4,691   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000         10/1/2029             5,131
      10,216   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through                                         8.000          2/1/2030            11,173
     181,465   Federal Home Loan Mortgage Corporation
               Gold 30-Yr. Pass Through(b)                                      7.000          8/1/2032           191,616
       2,411   Federal National Mortgage Association
               15-Yr. Conventional                                              7.500          8/1/2006             2,475
     800,000   Federal National Mortgage Association
               15-Yr. Conventional(e)                                           4.500          5/1/2020           791,250
     500,000   Federal National Mortgage Association
               15-Yr. Conventional(e)                                           5.000          5/1/2020           503,438
   1,600,000   Federal National Mortgage Association
               30-Yr. Conventional(e)                                           5.500          5/1/2035         1,615,000
     176,952   Federal National Mortgage
               Association 30-Yr. Pass Through(b)                               6.500          8/1/2032           184,197
     102,553   Federal National Mortgage
               Association 30-Yr. Pass Through                                  6.000         10/1/2032           105,420
     199,504   Federal National Mortgage
               Association 30-Yr. Pass Through(b)                               6.500         12/1/2032           207,672
      11,614   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000          4/1/2011            12,046
      62,730   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000          1/1/2014            65,096
      10,650   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 5.500          4/1/2014            10,929
      44,591   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through                                 6.000         11/1/2014            46,272
      38,405   Federal National Mortgage Association
               Conventional 15-Yr. Pass Through(b)                              6.000          9/1/2016            39,819
       8,087   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          6/1/2008             8,233
      34,381   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000         12/1/2028            35,415
      55,497   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          4/1/2031            57,064
      28,344   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through                                 6.000          5/1/2031            29,144
     116,398   Federal National Mortgage Association
               Conventional 30-Yr. Pass Through(b)                              6.500          7/1/2032           121,164
      12,619   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.500         1/15/2017            13,771
      12,965   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         1/15/2025            14,071
      15,598   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         7/15/2026            16,928
       2,137   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000        10/15/2028             2,318
      47,098   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         1/15/2029            49,974
      12,753   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000        12/15/2029            13,830
       4,724   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.500        12/15/2029             5,149
       3,805   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         5/15/2030             4,125
       2,656   Government National Mortgage
               Association 30-Yr. Pass Through                                  8.000         7/15/2030             2,879
       9,909   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         3/15/2031            10,502
      58,220   Government National Mortgage
               Association 30-Yr. Pass Through(b)                               6.000         6/15/2031            60,126
      48,605   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         7/15/2031            50,918
      41,070   Government National Mortgage
               Association 30-Yr. Pass Through                                  7.000         9/15/2031            43,530
     167,771   Government National Mortgage
               Association 30-Yr. Pass Through                                  6.500         7/15/2032           175,745
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                 6,689,807
=========================================================================================================================

Transportation (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   FedEx Corporation                                                3.500          4/1/2009            72,642
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                                72,642
=========================================================================================================================

U.S. Government (21.9%)
-------------------------------------------------------------------------------------------------------------------------
     160,000   Federal Home Loan Bank                                           6.900          2/7/2007           168,230
     200,000   Federal Home Loan Bank(b)                                        5.625         2/15/2008           208,498
     100,000   Federal Home Loan Bank                                           6.640        12/13/2016           116,874
     550,000   Federal Home Loan Mortgage Corporation(c)                        2.875        12/15/2006           541,784
      75,000   Federal Home Loan Mortgage Corporation(c)                        5.750         4/15/2008            78,608
     150,000   Federal National Mortgage Association                            6.660          3/5/2007           157,370
     100,000   Federal National Mortgage Association                            5.250         1/15/2009           103,812
     100,000   Federal National Mortgage Association                            6.210          8/6/2038           120,066
     200,000   Tennessee Valley Authority(b)                                    6.150         1/15/2038           236,139
     300,000   U.S. Treasury Bonds(c)                                           6.250         8/15/2023           360,539
     100,000   U.S. Treasury Bonds(c)                                           6.625         2/15/2027           127,402
     825,000   U.S. Treasury Bonds(c)                                           5.250        11/15/2028           899,892
     150,000   U.S. Treasury Bonds(c)                                           6.125         8/15/2029           183,059
     300,000   U.S. Treasury Notes(c)                                           2.750         7/31/2006           297,340
     450,000   U.S. Treasury Notes(c)                                           6.500        10/15/2006           468,721
     525,000   U.S. Treasury Notes(c)                                           3.500        11/15/2006           524,651
     675,000   U.S. Treasury Notes(c)                                           4.375         5/15/2007           684,519
     700,000   U.S. Treasury Notes(c)                                           5.500         5/15/2009           744,133
      50,000   U.S. Treasury Notes(c)                                           6.000         8/15/2009            54,217
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                            6,075,854
=========================================================================================================================

Utilities (1.2%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   FirstEnergy Corporation                                          6.450        11/15/2011            80,550
      75,000   Niagara Mohawk Power Corporation                                 7.750         10/1/2008            83,218
     100,000   Oncor Electric Delivery Company(b)                               6.375         1/15/2015           109,545
      50,000   Southern California Edison Company                               5.000         1/15/2014            50,619
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    323,932
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $18,184,017)                                                                                    18,472,600
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned
               (16.0%)                                                  Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
   4,439,911   Thrivent Financial Securities Lending
               Trust                                                            2.900%              N/A        $4,439,911
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $4,439,911)                                                                         4,439,911
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (17.4%)                           Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $3,925,000   Federal National Mortgage Association                            1.858%         5/2/2005        $3,924,401
     911,460   Thrivent Money Market Fund                                       2.650               N/A           911,460
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 4,835,861
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $27,459,789)                                                           $27,748,372
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) All or a portion of the security is on loan as discussed in item 2(L) of the Notes to Financial Statements.

(d) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(e) Denotes investments purchased on a when-issued basis.

(f) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.


Limited Maturity Bond Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


Principal
Amount   Long-Term Fixed Income (76.5%)                                 Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (18.9%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   American Express Credit Account Master
               Trust(b,c,d)                                                     3.074%        5/15/2005        $1,001,298
   1,000,000   Americredit Automobile Receivables
               Trust(d)                                                         3.430          7/6/2011           973,517
   1,500,000   ARG Funding Corporation(b,d,e)                                   4.290         4/20/2010         1,487,812
     500,000   Bank One Issuance Trust(b,c)                                     3.004         5/15/2005           500,179
       1,399   Capital Auto Receivables Asset Trust(c)                          3.044         5/15/2005             1,399
   1,000,000   Capital Auto Receivables Asset Trust(d)                          3.350         2/15/2008           989,810
   1,500,000   Caterpillar Financial Asset Trust                                3.900         2/25/2009         1,496,719
   1,500,000   Chase Funding Mortgage Loan Asset Backed
               Certificates(d)                                                  2.734         9/25/2024         1,487,596
   1,500,000   Countrywide Asset-Backed Certificates(b)                         3.683         8/25/2024         1,484,390
   2,000,000   Countrywide Asset-Backed Certificates(b)                         3.903         1/25/2031         1,982,260
     500,000   CPL Transition Funding, LLC                                      5.010         1/15/2010           506,468
   1,000,000   Credit Based Asset Servicing and
               Securitization(d)                                                3.887        10/25/2034           988,910
   2,000,000   DaimlerChrysler Master Owner Trust(c)                            3.004         5/15/2005         2,000,179
     750,000   First National Master Note Trust(c)                              3.054         5/15/2005           750,562
   1,000,000   Ford Credit Auto Owner Trust                                     4.110         1/15/2009         1,001,614
     500,000   Ford Credit Floorplan Master Owner
               Trust(c)                                                         3.094         5/15/2005           500,770
   1,500,000   GE Dealer Floorplan Master Note Trust(c,f)                       3.030         6/20/2005         1,499,700
   1,500,000   GMAC Mortgage Corporation Loan Trust(b,c)                        3.110         5/25/2005         1,499,100
   1,000,000   GMAC Mortgage Corporation Loan Trust(b,c)                        3.150         5/25/2005         1,001,815
   1,000,000   Harley Davidson Motorcycle Trust                                 3.200         5/15/2012           979,998
   1,000,000   Honda Auto Receivables Owner Trust(b)                            2.910        10/20/2008           982,699
   1,000,000   Honda Auto Receivables Owner Trust(b)                            2.790         3/16/2009           980,460
   1,000,000   Honda Auto Receivables Owner Trust(b)                            2.960         4/20/2009           979,339
     500,000   MBNA Credit Card Master Note Trust(b,c)                          3.064         5/15/2005           500,915
     750,000   MBNA Credit Card Master Note Trust                               4.950         6/15/2009           764,203
   1,000,000   National City Credit Card Master
               Trust(b,c)                                                       3.104         5/15/2005         1,000,424
   1,500,000   Nissan Auto Lease Trust(b)                                       3.180         6/15/2010         1,474,779
   1,250,000   PG&E Energy Recovery Funding, LLC                                3.870         6/25/2011         1,245,781
     500,000   Popular ABS Mortgage Pass-Through Trust                          4.000        12/25/2034           495,124
   1,500,000   Renaissance Home Equity Loan Trust(b)                            3.856         1/25/2035         1,489,176
   1,000,000   Residential Asset Securities
               Corporation(b)                                                   3.250         5/25/2029           994,813
   1,472,203   Structured Asset Investment Loan
               Trust(b,c)                                                       3.100         5/25/2005         1,472,014
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   34,513,823
=========================================================================================================================

Basic Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   E.I. du Pont de Nemours and Company                              4.125         4/30/2010           494,998
     250,000   Precision Castparts Corporation                                  5.600        12/15/2013           255,464
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                              750,462
=========================================================================================================================

Capital Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Goodrich Corporation                                             7.625        12/15/2012           291,462
     750,000   Oakmont Asset Trust(d)                                           4.514        12/22/2008           748,499
     325,204   Systems 2001 Asset Trust, LLC                                    6.664         9/15/2013           354,924
     500,000   Textron Financial Corporation                                    4.600          5/3/2010           500,592
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              1,895,477
=========================================================================================================================

Commercial Mortgage-Backed Securities (3.7%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Banc of America Commercial Mortgage,
               Inc.(d)                                                          4.037        11/10/2039           733,946
     750,000   Banc of America Commercial Mortgage,
               Inc.(d)                                                          4.561        11/10/2041           746,270
     242,372   Banc of America Commercial Mortgage,
               Inc.(d)                                                          3.366         7/11/2043           240,187
     700,000   Bear Stearns Commercial Mortgage
               Securities, Inc.(b)                                              3.869         2/11/2041           682,702
     118,064   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(b,c)                                      3.300         5/14/2005           118,083
     250,000   LB-UBS Commercial Mortgage Trust(b)                              3.323         3/15/2027           243,773
     500,000   LB-UBS Commercial Mortgage Trust(d)                              6.653        11/15/2027           550,766
     750,000   LB-UBS Commercial Mortgage Trust(d)                              4.187         8/15/2029           742,223
     571,670   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012           570,114
     600,000   Morgan Stanley Capital I, Inc.                                   4.809         1/14/2042           608,332
   1,499,814   Wachovia Bank Commercial Mortgage
               Trust(c,d)                                                       3.054         5/15/2005         1,499,814
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed
               Securities                                                                                       6,736,210
=========================================================================================================================

Communications Services (4.7%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   ALLTEL Corporation                                               4.656         5/17/2007           605,098
     200,000   AT&T Wireless Services, Inc.                                     8.125          5/1/2012           236,457
     600,000   CenturyTel, Inc.                                                 4.628         5/15/2007           601,072
   1,000,000   Clear Channel Communications, Inc.                               4.500         1/15/2010           957,190
   1,000,000   Comcast Cable Communications, Inc.(d)                            6.200        11/15/2008         1,055,708
   1,000,000   Cox Communications, Inc.(d)                                      6.750         3/15/2011         1,080,342
     700,000   Interpublic Group of Companies, Inc.                             5.400        11/15/2009           677,995
     400,000   News America, Inc.(g)                                            4.750         3/15/2010           401,966
     750,000   Sprint Capital Corporation(b)                                    7.625         1/30/2011           846,569
   1,000,000   Telecom Italia Capital SA                                        4.000         1/15/2010           966,003
     500,000   Telefonos de Mexico SA                                           4.750         1/27/2010           489,404
     550,000   Telus Corporation                                                8.000          6/1/2011           635,250
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    8,553,054
=========================================================================================================================

Consumer Cyclical (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   AOL Time Warner, Inc.(b)                                         6.150          5/1/2007           518,074
     750,000   Carnival Corporation                                             3.750        11/15/2007           740,939
     700,000   DaimlerChrysler North American Holdings
               Corporation                                                      4.750         1/15/2008           690,536
     500,000   Nissan Motor Acceptance Corporation                              4.625          3/8/2010           495,165
     250,000   Starwood Hotels & Resorts Worldwide,
               Inc.(h)                                                          7.875          5/1/2007           258,750
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          2,703,464
=========================================================================================================================

Consumer Non-Cyclical (1.7%)
-------------------------------------------------------------------------------------------------------------------------
    $400,000   Bunge Limited Finance Corporation                                7.800        10/15/2012          $472,092
     750,000   Eli Lilly and Company(c,g)                                       2.670         5/24/2005           750,150
     250,000   Gillette Company(d)                                              3.500        10/15/2007           248,745
     750,000   Harvard University                                               8.125         4/15/2007           809,865
     750,000   Kraft Foods, Inc.                                                4.125        11/12/2009           736,496
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      3,017,348
=========================================================================================================================

Energy (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Enterprise Products Operating, LP                                4.625        10/15/2009           492,202
   1,000,000   KeySpan Corporation                                              4.900         5/16/2008         1,014,688
     500,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010           564,611
     600,000   Plains All American Pipeline, LP/PAA
               Finance Corporation                                              4.750         8/15/2009           600,189
     500,000   Premcor Refining Group, Inc.(d)                                  6.125          5/1/2011           516,250
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,187,940
=========================================================================================================================

Financials (14.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Allstate Life Global Funding Trusts                              4.250         2/26/2010           990,857
   1,000,000   American General Finance Corporation(b,c)                        3.270         7/18/2005           996,587
     600,000   ANZ Capital Trust I(b)                                           4.484         1/15/2010           591,952
     300,000   Barnett Capital I(d)                                             8.060         12/1/2026           327,355
     700,000   Bear Stearns Companies, Inc.                                     4.500        10/28/2010           695,147
     250,000   Capital One Financial Corporation(d)                             4.738         5/17/2007           251,142
     500,000   Citigroup, Inc.                                                  4.125         2/22/2010           492,631
   1,500,000   Commercial Mortgage Pass-Through
               Certificates(c,d)                                                3.054         5/15/2005         1,500,000
     300,000   Corestates Capital Trust I                                       8.000        12/15/2026           332,453
     500,000   Countrywide Home Loans, Inc.(b)                                  4.000         3/22/2011           478,828
   1,500,000   CS First Boston Mortgage Securities
               Corporation(c,e)                                                 3.120         5/15/2005         1,499,997
     500,000   First Chicago Corporation                                        6.375         1/30/2009           534,268
   1,000,000   General Electric Capital Corporation(c,d)                        2.100          6/2/2005           980,000
   1,000,000   Goldman Sachs Group, Inc.                                        6.875         1/15/2011         1,105,193
     500,000   HSBC Capital Funding, LP(h)                                      9.547         6/30/2010           608,077
     600,000   ING Capital Funding Trust III                                    8.439        12/31/2010           707,419
     600,000   International Lease Finance Corporation                          3.300         1/23/2008           582,751
     600,000   John Hancock Global Funding II                                   3.750         9/30/2008           587,960
     500,000   Keycorp                                                          4.700         5/21/2009           504,712
   1,000,000   M&I Marshall & Illsley Bank                                      4.400         3/15/2010           997,071
   1,000,000   Merrill Lynch & Company, Inc.(b,c)                               3.480         7/21/2005         1,004,683
     325,000   Metropolitan Life Global Funding(f)                              4.500          5/5/2010           324,521
     500,000   Monumental Global Funding II                                     3.850          3/3/2008           497,466
     800,000   Morgan Stanley Dean Witter & Company                             6.750         4/15/2011           883,621
     625,000   National City Bank                                               4.500         3/15/2010           625,949
     700,000   Pacific Life Global Funding(d)                                   3.750         1/15/2009           686,398
     600,000   Pricoa Global Funding I(d)                                       4.350         6/15/2008           603,083
   1,000,000   Protective Life Secured Trust(b)                                 4.000         10/7/2009           983,505
     450,000   Sanwa Bank, Ltd.                                                 7.400         6/15/2011           507,325
     750,000   SLM Corporation(b)                                               4.000         1/15/2009           740,861
     750,000   Union Planters Bank(d)                                           5.125         6/15/2007           764,116
     700,000   Washington Mutual, Inc.                                          8.250          4/1/2010           801,893
   1,000,000   Wells Fargo & Company(b,c)                                       3.110         6/15/2005         1,000,279
   1,000,000   Westpac Banking Corporation(b,c)                                 2.933         5/25/2005         1,000,704
   1,000,000   World Savings Bank FSB(c,g)                                      2.970          6/1/2005         1,000,452
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                26,189,256
=========================================================================================================================

Foreign (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   European Investment Bank                                         2.700         4/20/2007           587,102
     125,000   Export Development Canada                                        2.750        12/12/2005           124,597
     250,000   Nordic Investment Bank                                           2.750         1/11/2006           248,802
     166,667   Pemex Finance, Ltd.                                              8.450         2/15/2007           172,403
     500,000   United Mexican States                                            9.875          2/1/2010           596,500
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,729,404
=========================================================================================================================

Mortgage-Backed Securities (12.6%)
-------------------------------------------------------------------------------------------------------------------------
  11,000,000   Federal National Mortgage Association
               15-Yr. Conventional(f)                                           5.500          5/1/2020        11,254,375
  11,500,000   Federal National Mortgage Association
               30-Yr. Conventional(f)                                           6.000          5/1/2035        11,805,466
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                23,059,841
=========================================================================================================================

Municipal Bonds (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Minneapolis & St. Paul Metropolitan
               Airports Commission                                              4.850          1/1/2006           503,455
     750,000   Washington State Office of the State
               Treasurer(b,d)                                                   4.500          7/1/2007           757,958
     400,000   Oregon School Boards Association Taxable
               Pension Bonds                                              Zero Coupon         6/30/2005           397,864
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,659,277
=========================================================================================================================

Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Deluxe Corporation(b)                                            3.500         10/1/2007           977,901
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   977,901
=========================================================================================================================

Transportation (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     700,000   FedEx Corporation                                                3.500          4/1/2009           677,996
     500,000   MISC Capital, Ltd.                                               5.000          7/1/2009           506,592
     500,000   Southwest Airlines Company                                       5.496         11/1/2006           510,616
     500,000   Union Pacific Corporation(d)                                     3.625          6/1/2010           476,246
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             2,171,450
=========================================================================================================================

U.S. Government (10.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   U.S. Department of Housing and Urban
               Development(d)                                                   3.450          8/1/2006           996,494
   7,450,000   U.S. Treasury Notes(g)                                           3.375         2/15/2008         7,384,231
   2,750,000   U.S. Treasury Notes(g)                                           3.250         8/15/2008         2,705,634
     720,000   U.S. Treasury Notes(g)                                           4.000         4/15/2010           723,318
   3,580,168   U.S. Treasury Notes(g)                                           3.500         1/15/2011         4,027,688
   3,500,000   U.S. Treasury Notes(g)                                           5.000         2/15/2011         3,688,671
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           19,526,036
=========================================================================================================================

Utilities (1.8%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   FirstEnergy Corporation                                          6.450        11/15/2011           536,997
     500,000   Indiana Michigan Power Company                                   6.125        12/15/2006           514,856
     250,000   MidAmerican Energy Holdings Company                              3.500         5/15/2008           242,232
   1,000,000   Pacific Gas & Electric Company                                   3.600          3/1/2009           972,553
     201,148   Power Contract Financing, LLC                                    5.200          2/1/2006           203,006
     460,989   Power Receivables Finance, LLC(d)                                6.290          1/1/2012           477,925
     400,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           409,828
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,357,397
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost
               $140,453,720)                                                                                  140,028,340
=========================================================================================================================

                                                                              Exercise       Expiration
   Contracts   Put Options on U.S. Treasury Bond Futures(j)                     Price            Date               Value
-------------------------------------------------------------------------------------------------------------------------
           7   U.S. Treasury Bond Futures                                        $110         June 2005              $328
-------------------------------------------------------------------------------------------------------------------------
               Total Put Options on U.S. Treasury Bond
               Futures (cost $4,068)                                                                                  328
=========================================================================================================================

      Shares   Collateral Held for Securities Loaned (10.9%)            Interest Rate(j)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  19,991,350   Thrivent Financial Securities Lending
               Trust                                                             2.90%              N/A       $19,991,350
-------------------------------------------------------------------------------------------------------------------------
               Total Collateral Held for Securities
               Loaned (cost $19,991,350)                                                                       19,991,350
=========================================================================================================================

   Shares or
   Principal
      Amount   Short-Term Investments (12.6%)                           Interest Rate(j)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,908,000   Dover Corporation(d)                                             2.780%         5/4/2005        $2,907,102
   3,000,000   Harley-Davidson Funding Corporation                              2.760          5/2/2005         2,999,540
   4,000,000   New Center Asset Trust                                           2.950          5/2/2005         3,999,344
   6,865,562   Thrivent Money Market Fund                                       2.650               N/A         6,865,562
   3,360,000   Total Capital SA                                                 2.950          5/2/2005         3,359,451
   3,000,000   Wal-Mart Stores, Inc.(d)                                         2.770          5/3/2005         2,999,307
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                23,130,306
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $183,579,444)                                                         $183,150,324
=========================================================================================================================

(a) The categories of investments are shown as a percentage of total investments.

(b) Earmarked as collateral for long settling trades as discussed in the notes to the financial statements.

(c) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

(d) At April 29, 2005, all or a portion of the denoted securities, valued at $24,824,254, were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts as follows:
                                                                                 Notional
                      Number of     Expiration                                   Principal     Unrealized
Type                  Contracts        Date        Position        Value           Amount       Gain/Loss
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures 5 yr.            170         June 2005       Short     $(18,437,032)   $(18,247,376)   $(189,656)
U.S. Treasury Bond
Futures 20 yr.            20         June 2005        Long       $2,296,875       2,240,810       56,065

(e) At April 29, 2005, all or a portion of the denoted securities, valued at $1,295,936, were pledged as the initial margin deposit or earmarked as collateral to cover put options purchased.

(f) Denotes investments purchased on a when-issued basis.

(g) All or a portion of the security is on loan as discussed in item 2(f) of the Notes to Financial Statements.

(h) Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

(i) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Thrivent Limited Maturity
    Bond Fund.

(j) The interest rate shown reflects the yieldor, for securities purchased at a discount, the discount rate at the date of purchase.



Money Market Fund
Schedule of Investments as of April 29, 2005 (unaudited)(a)


Principal
Amount   Commercial Paper (57.2%)                                       Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Asset-Backed Commercial Paper (2.0%)
-------------------------------------------------------------------------------------------------------------------------
 $18,440,000   GOVCO, Inc.                                                      2.930%        6/14/2005       $18,372,463
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Commercial Paper                                                             18,372,463
=========================================================================================================================

Banking-Domestic (5.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,600,000   Barclays US Funding, LLC                                         2.620          5/3/2005         2,599,432
  11,100,000   Blue Spice, LLC                                                  2.800         5/23/2005        11,080,143
  13,975,000   Rabobank USA Finance Corporation                                 3.000          5/2/2005        13,972,710
   1,577,000   River Fuel Company No. 2, Inc.                                   2.950          6/1/2005         1,572,865
   7,923,000   River Fuel Company No. 2, Inc.                                   3.050          7/1/2005         7,881,382
   6,123,000   River Fuel Trust No. 1                                           2.850          5/2/2005         6,122,031
   2,800,000   UBS Finance Corporation                                          3.000          5/3/2005         2,799,358
   6,860,000   UBS Finance Corporation                                          2.830         6/15/2005         6,835,193
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Domestic                                                                          52,863,114
=========================================================================================================================

Consumer Cyclical (3.6%)
-------------------------------------------------------------------------------------------------------------------------
  14,800,000   Toyota Credit Puerto Rico                                        3.040         6/28/2005        14,726,263
  18,500,000   Toyota Motor Credit                                              3.000         6/30/2005        18,405,958
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         33,132,221
=========================================================================================================================

Consumer Non-Cyclical (1.2%)
-------------------------------------------------------------------------------------------------------------------------
  11,300,000   Baystate Health Systems, Inc.                                    3.000         6/14/2005        11,257,625
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     11,257,625
=========================================================================================================================

Education (4.7%)
-------------------------------------------------------------------------------------------------------------------------
   7,286,000   Duke University                                                  2.780          5/9/2005         7,280,936
   1,640,000   Northwestern University                                          2.740         5/17/2005         1,637,878
   5,000,000   Northwestern University                                          2.740         5/19/2005         4,992,770
   3,700,000   Northwestern University                                          3.050          7/6/2005         3,678,997
   3,700,000   Northwestern University                                          3.080         7/19/2005         3,674,676
   3,000,000   Northwestern University                                          3.105         7/21/2005         2,978,782
   3,730,000   Northwestern University                                          3.150         8/11/2005         3,696,383
  14,800,000   Yale University                                                  2.750          5/2/2005        14,797,739
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                 42,738,161
=========================================================================================================================

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Shell Finance (UK) plc                                           3.100          8/9/2005         2,478,257
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     2,478,257
=========================================================================================================================

Finance (31.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   ABN Amro NA Finance                                              3.000          5/9/2005           999,250
   5,758,000   Amsterdam Funding Corporation                                    2.910         5/23/2005         5,747,295
   3,788,000   Chariot Funding, LLC                                             2.820          5/3/2005         3,787,110
   3,560,000   Chariot Funding, LLC                                             3.080         7/15/2005         3,536,852
  22,200,000   Edison Asset Securitization, LLC                                 2.600         5/10/2005        22,183,966
  17,900,000   Falcon Asset Securitization Corporation                          2.930         5/17/2005        17,875,233
  11,498,000   Falcon Asset Securitization Corporation                          2.950         5/19/2005        11,480,098
   7,000,000   Falcon Asset Securitization Corporation                          2.950         5/20/2005         6,988,528
   8,720,000   Galaxy Funding, Inc.                                             2.980          5/2/2005         8,718,702
  22,200,000   Galaxy Funding, Inc.                                             3.010          6/6/2005        22,131,322
  11,100,000   Galaxy Funding, Inc.                                             3.000         6/17/2005        11,055,600
  18,500,000   Galaxy Funding, Inc.                                             3.020         6/24/2005        18,414,643
   1,730,000   General Electric Capital Corporation                             2.890         5/16/2005         1,727,778
  18,500,000   General Electric Capital Corporation                             3.000         8/22/2005        18,324,250
  11,100,000   General Electric Capital Corporation                             3.090          9/6/2005        10,977,095
  11,100,000   Grampian Funding, LLC                                            2.950         7/26/2005        11,020,866
  18,500,000   HSBC Finance Corporation                                         3.000         6/29/2005        18,407,500
  12,117,000   Jupiter Securitization Corporation                               3.150          8/1/2005        12,020,518
   9,872,000   Nieuw Amsterdam Receivables                                      3.120         7/25/2005         9,798,421
   7,146,000   Old Line Funding Corporation                                     2.840         5/10/2005         7,140,363
  18,500,000   Old Line Funding Corporation                                     2.980          6/7/2005        18,441,807
   3,090,000   Solitaire Funding, LLC                                           2.860          5/9/2005         3,087,791
   7,400,000   Solitaire Funding, LLC                                           2.870         5/10/2005         7,394,100
  10,200,000   Three Pillars, Inc.                                              2.870         5/10/2005        10,191,868
   8,000,000   Three Pillars, Inc.                                              2.880         5/12/2005         7,992,320
   2,177,000   Three Pillars, Inc.                                              3.000         6/14/2005         2,168,836
   3,000,000   Thunder Bay Funding, Inc.                                        2.900          5/9/2005         2,997,825
   1,038,000   Triple A-1 Funding Corporation                                   2.880          5/9/2005         1,037,253
  14,800,000   Triple A-1 Funding Corporation                                   3.030         5/27/2005        14,766,367
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                  290,413,557
=========================================================================================================================

Insurance (7.8%)
-------------------------------------------------------------------------------------------------------------------------
   7,400,000   American Family Financial Services, Inc.                         3.100          8/8/2005         7,336,278
  15,500,000   Nyala Funding, LLC                                               2.950         6/15/2005        15,441,574
  18,500,000   Swiss Reinsurance Company                                        2.850         5/27/2005        18,460,456
  12,000,000   Torchmark Corporation                                            2.860          5/4/2005        11,996,200
   2,000,000   Torchmark Corporation                                            2.950         5/11/2005         1,998,197
   7,400,000   Torchmark Corporation                                            3.040         5/20/2005         7,387,502
   8,200,000   Torchmark Corporation                                            3.040         5/26/2005         8,181,996
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 70,802,203
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         522,057,601
=========================================================================================================================

   Principal
      Amount   Other(c)                                                 Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
     $85,000   Barclays Prime Money Market Fund                                 2.840%              N/A           $85,000
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                         85,000
=========================================================================================================================

   Principal
      Amount   Public Corporate (1.1%)                                  Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $10,140,000   Citigroup, Inc.                                                  4.125%        6/30/2005       $10,159,420
-------------------------------------------------------------------------------------------------------------------------
               Total Public Corporate                                                                          10,159,420
=========================================================================================================================

   Principal
      Amount   U.S. Government (3.4%)                                   Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $19,325,000   Federal Home Loan Bank                                           1.500%         5/4/2005       $19,324,902
  11,600,000   Federal Home Loan Bank                                           2.020          6/8/2005        11,600,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           30,924,902
=========================================================================================================================

   Principal
      Amount   Variable Rate Notes (38.3%)(d)                           Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Banking-Domestic (17.8%)
-------------------------------------------------------------------------------------------------------------------------
 $14,800,000   Bank of America Corporation                                      3.170%         6/1/2005       $14,822,369
   7,400,000   Bank of New York Company, Inc.                                   3.030         5/27/2005         7,404,633
  18,420,000   Credit Suisse First Boston NY                                    2.970          6/9/2005        18,422,249
  19,225,000   Credit Suisse First Boston NY                                    3.153          7/8/2005        19,227,614
  18,500,000   Fifth Third Bancorp                                              2.980         5/23/2005        18,500,000
  18,500,000   HBOS Treasury Services plc                                       3.200         7/27/2005        18,507,549
   9,250,000   Royal Bank of Scotland NY                                        2.874         5/16/2005         9,246,391
  18,460,000   U.S. Bancorp                                                     3.170         6/16/2005        18,472,711
  19,225,000   Wells Fargo & Company                                            2.940         5/16/2005        19,225,000
  18,500,000   Wells Fargo & Company                                            3.030          6/3/2005        18,523,992
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Domestic                                                                         162,352,508
=========================================================================================================================

Banking-Foreign (1.3%)
-------------------------------------------------------------------------------------------------------------------------
  11,500,000   Royal Bank of Scotland plc                                       2.970         5/23/2005        11,500,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking-Foreign                                                                           11,500,000
=========================================================================================================================

Brokerage (6.0%)
-------------------------------------------------------------------------------------------------------------------------
  22,200,000   Goldman Sachs Group, Inc.                                        3.250         6/21/2005        22,245,929
  19,325,000   Lehman Brothers Holdings, Inc.                                   2.950         5/16/2005        19,325,000
   8,650,000   Merrill Lynch & Company, Inc.                                    3.590         7/13/2005         8,679,909
   4,310,000   Morgan Stanley and Company                                       3.050         5/27/2005         4,311,566
-------------------------------------------------------------------------------------------------------------------------
               Total Brokerage                                                                                 54,562,404
=========================================================================================================================

Consumer Cyclical (2.0%)
-------------------------------------------------------------------------------------------------------------------------
  18,500,000   American Honda Finance Corporation                               3.170          6/7/2005        18,542,122
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         18,542,122
=========================================================================================================================

Consumer Non-Cyclical (1.7%)
-------------------------------------------------------------------------------------------------------------------------
  15,460,000   Procter & Gamble Company                                         2.930          6/9/2005        15,460,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     15,460,000
=========================================================================================================================

Finance (1.6%)
-------------------------------------------------------------------------------------------------------------------------
  15,380,000   American Express Credit Corporation                              2.980         5/16/2005        15,381,211
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   15,381,211
=========================================================================================================================

Insurance (4.9%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   Allstate Financial Global Funding                                3.170         6/20/2005         6,005,997
  19,325,000   Allstate Life Global Funding II                                  2.911          5/9/2005        19,325,000
  19,225,000   Allstate Life Global Funding II                                  2.960         5/16/2005        19,225,000
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 44,555,997
=========================================================================================================================

U.S. Municipal (3.0%)
-------------------------------------------------------------------------------------------------------------------------
   5,485,000   California Housing Finance Agency
               Revenue Bonds                                                    3.030          5/2/2005         5,485,000
   3,730,000   California Housing Finance Agency
               Revenue Bonds Home Mortgage (Series U)                           3.030          5/2/2005         3,730,000
   8,000,000   Illinois Student Assistance Commission                           3.000          5/4/2005         8,000,000
  10,000,000   Ohio State Air Quality Development
               Authority RevenueBonds (Columbus and
               Southern) (Series B)                                             3.030          5/4/2005        10,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Municipal                                                                            27,215,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                      349,569,242
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $912,796,165
=========================================================================================================================


(a) The categories of investments are shown as a percentage of total investments.

(b) The interest rate shown reflects the yield.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total Investments of the Thrivent Money Market Fund.

(d) Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Statement of Assets and Liabilities


                                                       Technology         Partner Small             Small Cap             Small Cap
As of April 29, 2005 (unaudited)                             Fund        Cap Value Fund            Stock Fund            Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                  $58,008,439          $104,263,290          $450,886,367           $42,698,713
Investments at value                                  50,188,772           106,483,912           509,944,768            50,341,892

Cash                                                          --                    --                    86                    --
Initial margin deposit on open
futures contracts                                             --                    --                    --                56,700
Dividends and interest receivable                         10,417                52,724               167,181                24,620
Receivable for investments sold                          319,704                11,873            22,847,971                 1,884
Receivable for fund shares sold                            8,185                26,182               212,170                96,878
Receivable for forward contracts                              --                    --                    --                    --
Receivable for variation margin                               --                    --                    --                13,467
Receivable from affiliate                                     --                    --                    --                 1,859
Total Assets                                          50,527,078           106,574,691           533,172,176            50,537,300

Liabilities
Accrued expenses                                          53,563                38,558               189,225                26,893
Payable for investments purchased                         45,322                92,533            21,734,118                47,458
Payable upon return of collateral
for securities loaned                                  3,458,634            13,716,823            69,042,370             8,473,924
Payable for fund shares redeemed                          23,860               116,427               251,233                 2,222
Payable for forward contracts                                 --                    --                    --                    --
Open options written, at value                                --                    --                    --                    --
Payable to affiliate                                      32,274                36,143               334,079                    --
Payable for Initial Margin                                    --                    --                    --                 2,700
Total Liabilities                                      3,613,653            14,000,484            91,551,025             8,553,197

Net Assets
Capital stock (beneficial interest)                   84,754,524            86,454,958           359,122,073            34,240,372
Accumulated undistributed net
investment income/(loss)                                  16,668               135,082            (1,275,377)               20,962
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                (30,038,100)            3,763,545            24,716,054               122,738
Net unrealized
appreciation/(depreciation) on:
Written Options contracts                                     --                    --                    --                    --
Futures contracts                                             --                    --                    --               (43,148)
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Total Net Assets                                     $46,913,425           $92,574,207          $441,621,151           $41,984,103

Class A Share Capital                                $40,622,905           $70,411,108          $408,263,011           $41,984,103
Shares of beneficial interest outstanding
(class A)                                             13,021,257             5,605,067            25,514,926             3,290,078
Net asset value per share                                  $3.12                $12.56                $16.00                $12.76
Maximum public offering price                              $3.30                $13.29                $16.93                $13.50

Class B Share Capital                                 $3,523,354            $5,190,981           $21,789,472                   N/A
Shares of beneficial interest outstanding
(class B)                                              1,174,797               428,178             1,489,962                   N/A
Net asset value per share                                  $3.00                $12.12                $14.62                   N/A

Class I Share Capital                                 $2,767,166           $16,972,118           $11,568,668                   N/A
Shares of beneficial interest outstanding
(class I)                                                848,291             1,308,436               684,466                   N/A

Net asset value per share                                  $3.26                $12.97                $16.90                   N/A

a) Includes foreign currency holdings of $458,543.

b) Premium received on written options $664.

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued


                                                          Mid Cap               Mid Cap               Mid Cap               Mid Cap
As of April 29, 2005 (unaudited)                      Growth Fund            Stock Fund            Index Fund          Index Fund-I
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $341,365,851          $925,164,961           $55,816,067           $14,447,681
Investments at value                                 346,382,069           999,759,255            62,785,038            18,660,318

Cash                                                          --                 5,118                    --                    --
Initial margin deposit on open
futures contracts                                             --                    --                54,000                27,000
Dividends and interest receivable                         94,672               492,750                36,033                10,954
Receivable for investments sold                        2,268,285            24,742,704                60,823                18,053
Receivable for fund shares sold                           97,742               526,883                73,297               220,238
Receivable for forward contracts                              --                    --                    --                    --
Receivable for variation margin                               --                    --                13,500                 6,197
Receivable from affiliate                                     --                    --                    --                    --
Total Assets                                         348,842,768         1,025,526,710            63,022,691            18,942,760

Liabilities
Accrued expenses                                         199,887               269,322                24,113                10,312
Payable for investments purchased                        662,804            10,275,559                66,896                20,905
Payable upon return of collateral
for securities loaned                                 51,274,913           123,664,645             6,852,091             1,375,893
Payable for fund shares redeemed                         337,116               245,670                 7,563                    --
Payable for forward contracts                                 --                    --                    --                    --
Open options written, at value                                --                    --                    --                    --
Payable to affiliate                                     192,511               619,663                 7,990                 3,409
Payable for Initial Margin                                    --                    --                    --                 2,700
Total Liabilities                                     52,667,231           135,074,859             6,958,653             1,413,219

Net Assets
Capital stock (beneficial interest)                  335,782,018           771,052,196            47,608,979            13,194,712
Accumulated undistributed net
investment income/(loss)                              (1,390,983)             (361,833)              130,356                41,759
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                (43,231,716)           45,167,194             1,386,332                98,786
Net unrealized
appreciation/(depreciation) on:
Written Options contracts                                     --                    --                    --                    --
Futures contracts                                             --                    --               (30,600)              (18,353)
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --
Total Net Assets                                    $296,175,537          $890,451,851           $56,064,038           $17,529,541

Class A Share Capital                               $248,381,367          $833,626,369           $56,064,038                   N/A
Shares of beneficial interest outstanding
(class A)                                             19,185,130            53,607,678             4,520,704                   N/A
Net asset value per share                                 $12.95                $15.55                $12.40                   N/A
Maximum public offering price                             $13.70                $16.46                $13.12                   N/A

Class B Share Capital                                $38,041,224           $24,445,422                   N/A                   N/A
Shares of beneficial interest outstanding
(class B)                                              3,124,532             1,735,605                   N/A                   N/A
Net asset value per share                                 $12.18                $14.08                   N/A                   N/A

Class I Share Capital                                 $9,752,946           $32,380,060                   N/A           $17,529,541
Shares of beneficial interest outstanding
(class I)                                                714,275             2,000,242                   N/A             1,460,712
Net asset value per share                                 $13.65                $16.19                   N/A                $12.00

a) Includes foreign currency holdings of $458,543.

b) Premium received on written options $664.

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued

                                                          Partner
                                                    International             Large Cap             Large Cap
As of April 29, 2005 (unaudited)                       Stock Fund           Growth Fund            Value Fund
-------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $369,733,165          $141,891,735          $323,746,026
Investments at value                                 394,289,540           139,475,583           367,413,232

Cash                                                     464,940(a)                 --                    --
Initial margin deposit on open
futures contracts                                             --                    --                   ---
Dividends and interest receivable                      1,552,193                79,985               470,751
Receivable for investments sold                        3,846,000             1,336,418             5,128,742
Receivable for fund shares sold                          181,588               202,887               420,550
Receivable for forward contracts                         207,844                    --                    --
Receivable for variation margin                               --                    --                    --
Receivable from affiliate                                     --                    --                    --
Total Assets                                         400,542,105           141,094,873           373,433,275

Liabilities
Accrued expenses                                         118,078                61,504                91,562
Payable for investments purchased                      2,744,408             1,887,449                    --
Payable upon return of collateral
for securities loaned                                 80,569,478             5,164,608            13,313,900
Payable for fund shares redeemed                          96,664                60,077               126,394
Payable for forward contracts                            200,580                    --                    --
Open options written, at value                                --                 1,840(b)                 --
Payable to affiliate                                     247,295                44,294               187,830
Payable for Initial Margin                                    --                    --                    --
Total Liabilities                                     83,976,503             7,219,772            13,719,686

Net Assets
Capital stock (beneficial interest)                  365,492,113           163,186,987           325,005,309
Accumulated undistributed net
investment income/(loss)                                 838,268               314,036             1,720,006
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                                (74,329,435)          (27,208,594)          (10,678,932)
Net unrealized
appreciation/(depreciation) on:
Written Options contracts                                     --                (1,176)                   --
Futures contracts                                             --                    --                    --
Foreign currency forward contracts                         7,264                    --                    --
Foreign currency transactions                              1,017                    --                    --
Total Net Assets                                    $316,565,602          $133,875,101          $359,713,589

Class A Share Capital                               $282,492,057          $111,708,323          $316,007,594
Shares of beneficial interest outstanding
(class A)                                             29,070,824            24,979,961            22,826,937
Net asset value per share                                  $9.72                 $4.47                $13.84
Maximum public offering price                             $10.28                 $4.73                $14.65

Class B Share Capital                                $17,645,550           $16,193,548           $17,906,595
Shares of beneficial interest outstanding
(class B)                                              1,877,134             3,807,501             1,307,343
Net asset value per share                                  $9.40                 $4.25                $13.70

Class I Share Capital                                $16,427,995            $5,973,230           $25,799,400
Shares of beneficial interest outstanding
(class I)                                              1,664,023             1,263,421             1,854,296
Net asset value per share                                  $9.87                 $4.73                $13.91

a) Includes foreign currency holdings of $458,543.

b) Premium received on written options $664.

The accompanying notes to the financial statements are an integral part of this statement.



Thrivent Mutual Funds
Statement of Assets and Liabilities - continued

                                                        Large Cap             Large Cap             Large Cap              Balanced
As of April 29, 2005 (unaudited)                       Stock Fund            Index Fund          Index Fund-I                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                               $3,052,360,989           $93,763,367           $30,572,515          $471,798,370
Investments at value                               3,693,671,427            91,743,628            30,732,627           470,037,250

Cash                                                       4,897                    --                    --                 2,075
Initial margin deposit on open
futures contracts                                             --               110,250                18,900                    --
Dividends and interest receivable                      3,175,862               116,621                39,317             1,248,823
Receivable for investments sold                       13,057,286                    --                   671            21,918,483
Receivable for fund shares sold                          699,326               112,789               110,720               155,378
Receivable for variation margin                               --                25,557                 4,620                59,500
Total Assets                                       3,710,608,798            92,108,845            30,906,855           493,421,509

Liabilities
Distributions payable                                         --                    --                    --                    --
Accrued expenses                                         830,305                25,404                10,237                76,337
Payable for investments purchased                             --                    --                 2,410            51,094,896
Payable upon return of collateral
for securities loaned                                117,842,235             1,773,570               294,526            48,022,308
Payable for fund shares redeemed                       2,057,420                49,486                    --               540,390
Open options written, at value                                --                    --                    --                    --
Payable to affiliate                                   1,934,620                 5,138                 6,055               212,121
Payable for Initial Margin                                    --                12,600                    --                    --
Mortgage dollar roll deferred revenue                         --                    --                    --                23,837
Total Liabilities                                    122,664,580             1,866,198               313,228            99,969,889

Net Assets
Capital stock (beneficial interest)                3,157,493,488            92,139,001            35,172,034           390,986,806
Accumulated undistributed net
investment income/(loss)                               5,422,597               335,724               117,477               155,547
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                               (216,282,305)             (198,488)           (4,850,801)            4,193,564
Net unrealized appreciation/(depreciation) on:
Investments                                          641,310,438            (2,019,739)              160,112            (1,761,120)
Futures contracts                                             --               (13,851)               (5,195)             (123,177)
Total Net Assets                                  $3,587,944,218           $90,242,647           $30,593,627          $393,451,620

Class A Share Capital                             $3,368,731,765           $90,242,647                   N/A          $277,657,795
Shares of beneficial interest outstanding
(class A)                                            137,610,461            11,350,771                   N/A            23,956,994
Net asset value per share                                 $24.48                 $7.95                   N/A                $11.59
Maximum public offering price                             $25.90                 $8.41                   N/A                $12.26

Class B Share Capital                               $101,985,038                   N/A                   N/A           $14,535,373
Shares of beneficial interest outstanding
(class B)                                              4,479,900                   N/A                   N/A             1,259,656
Net asset value per share                                 $22.77                   N/A                   N/A                $11.54

Class I Share Capital                               $117,227,415                   N/A           $30,593,627          $101,258,452
Shares of beneficial interest outstanding
(class I)                                              4,761,561                   N/A             3,878,954             8,743,330
Net asset value per share                                 $24.62                   N/A                 $7.89                $11.58

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued

                                                       High Yield            High Yield             Municipal                Income
As of April 29, 2005 (unaudited)                             Fund               Fund II             Bond Fund                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $693,390,087          $166,442,568        $1,172,433,022          $760,015,134
Investments at value                                 693,548,717           166,887,130         1,285,158,682           765,369,959

Cash                                                          --                    --                 4,478                 3,290
Initial margin deposit on open
futures contracts                                             --                    --                    --                    --
Dividends and interest receivable                     13,425,912             3,032,046            19,477,248             6,987,021
Receivable for investments sold                        1,525,837             1,014,006                    --             6,724,334
Receivable for fund shares sold                          132,039                 5,850               339,155               161,970
Receivable for variation margin                               --                    --               150,000               132,563
Total Assets                                         708,632,505           170,939,032         1,305,129,563           779,379,137

Liabilities
Distributions payable                                  1,127,481               247,377               876,909               385,254
Accrued expenses                                         110,064                36,225               125,066                93,625
Payable for investments purchased                      5,774,365             1,812,710             5,358,000            63,741,723
Payable upon return of collateral
for securities loaned                                 81,872,595            29,495,345                    --           102,226,320
Payable for fund shares redeemed                         314,546               138,231               363,859               378,981
Open options written, at value                                --                    --                    --                    --
Payable to affiliate                                     260,377                63,380               467,410               219,911
Payable for Initial Margin                                    --                    --                    --                    --
Mortgage dollar roll deferred revenue                         --                    --                    --                41,848
Total Liabilities                                     89,459,428            31,793,268             7,191,244           167,087,662

Net Assets
Capital stock (beneficial interest)                1,106,617,120           203,306,524         1,197,505,653           633,373,123
Accumulated undistributed net
investment income/(loss)                                (192,649)                8,656               (14,026)             (140,466)
Accumulated undistributed net realized gain/(loss) on
investments and foreign
currency transactions                               (487,410,024)          (64,613,978)          (11,777,030)          (25,749,737)
Net unrealized appreciation/(depreciation) on:
Investments                                              158,630               444,562           112,725,660             5,354,825
Futures contracts                                             --                    --              (501,938)             (546,270)
Total Net Assets                                    $619,173,077          $139,145,764        $1,297,938,319          $612,291,475

Class A Share Capital                               $581,532,339          $130,456,852        $1,262,440,550          $557,732,048
Shares of beneficial interest outstanding
(class A)                                            115,426,641            20,257,127           109,724,175            63,878,948
Net asset value per share                                  $5.04                 $6.44                $11.51                 $8.73
Maximum public offering price                              $5.28                 $6.74                $12.05                 $9.14

Class B Share Capital                                $27,637,384            $4,632,305           $31,344,305           $21,986,335
Shares of beneficial interest outstanding
(class B)                                              5,487,589               719,294             2,725,224             2,523,791
Net asset value per share                                  $5.04                 $6.44                $11.50                 $8.71

Class I Share Capital                                $10,003,354            $4,056,607            $4,153,464           $32,573,092
Shares of beneficial interest outstanding
(class I)                                              1,984,007               630,109               361,017             3,733,763
Net asset value per share                                  $5.04                 $6.44                $11.50                 $8.72

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Assets and Liabilities - continued

                                                        Core Bond            Bond Index      Limited Maturity
As of April 29, 2005 (unaudited)                             Fund                Fund-I             Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $689,239,332           $27,459,789          $183,579,444
Investments at value                                 690,970,678            27,748,372           183,150,324

Cash                                                       7,082                 1,857                 5,090
Initial margin deposit on open
futures contracts                                             --                    --                    --
Dividends and interest receivable                      3,488,904               178,400               904,078
Receivable for investments sold                        6,850,522                 1,492               958,458
Receivable for fund shares sold                          398,635                11,944               257,560
Receivable for variation margin                          222,813                    --                38,750
Total Assets                                         701,938,634            27,942,065           185,314,260

Liabilities
Distributions payable                                    198,564                 4,120                28,210
Accrued expenses                                          81,428                 9,772                27,851
Payable for investments purchased                    117,202,093             4,515,863            25,190,695
Payable upon return of collateral
for securities loaned                                 91,581,453             4,439,911            19,991,350
Payable for fund shares redeemed                         297,461                    --               302,133
Open options written, at value                                --                    --                    --
Payable to affiliate                                     222,451                 4,062                50,616
Payable for Initial Margin                                    --                    --                    --
Mortgage dollar roll deferred revenue                     85,283                 3,580                19,681
Total Liabilities                                    209,668,733             8,977,308            45,610,536

Net Assets
Capital stock (beneficial interest)                  492,491,429            19,079,996           140,620,902
Accumulated undistributed net
investment income/(loss)                                (697,977)              (55,635)               26,310
Accumulated undistributed net realized gain/(loss) on
investments and foreign
currency transactions                                   (788,739)             (348,187)             (380,777)
Net unrealized appreciation/(depreciation) on:
Investments                                            1,731,346               288,583              (429,120)
Futures contracts                                       (466,158)                   --              (133,591)
Total Net Assets                                    $492,269,901           $18,964,757          $139,703,724

Class A Share Capital                               $446,241,715                   N/A          $130,843,221
Shares of beneficial interest outstanding
(class A)                                             44,132,629                   N/A            10,307,086
Net asset value per share                                 $10.11                   N/A                $12.69
Maximum public offering price                             $10.59                   N/A                $12.69

Class B Share Capital                                $11,826,193                   N/A            $2,007,125
Shares of beneficial interest outstanding
(class B)                                              1,168,993                   N/A               157,977
Net asset value per share                                 $10.12                   N/A                $12.71

Class I Share Capital                                $34,201,993           $18,964,757            $6,853,378
Shares of beneficial interest outstanding
(class I)                                              3,381,518             1,879,667               539,996
Net asset value per share                                 $10.11                $10.09                $12.69


The accompanying notes to the financial statements are an integral part of this statement.





Thrivent Mutual Funds
Statement of Assets and Liabilities - continued

                                                     Money Market
As of April 29, 2005 (unaudited)                             Fund
-----------------------------------------------------------------
Assets
Investments at cost                                 $912,796,165
Investments at value                                 912,796,165

Cash                                                       6,057
Dividends and interest receivable                      1,158,274
Receivable for fund shares sold                        4,761,766
Total Assets

Liabilities
Distributions payable                                     37,635
Accrued expenses                                         284,502
Payable for investments purchased                     12,020,518
Payable for fund shares redeemed                       6,509,232
Payable to affiliate                                     385,464
Total Liabilities

Net Assets
Capital stock (beneficial interest)                  899,493,900
Accumulated undistributed net
investment income/(loss)                                  (8,989)
Total Net Assets

Class A Share Capital                               $651,996,142
Shares of beneficial interest outstanding
(class A)                                            651,996,142
Net asset value per share                                  $1.00
Maximum public offering price                              $1.00

Class B Share Capital                                 $2,247,469
Shares of beneficial interest outstanding
(class B)                                              2,247,469
Net asset value per share                                  $1.00

Class I Share Capital                               $245,241,300
Shares of beneficial interest outstanding
(class I)                                            245,241,300

Net asset value per share                                  $1.00


The accompanying notes to the financial statements are an integral part of this statement.






Thrivent Mutual Funds
Statement of Operations

                                                                                Partner
For the six months ended                               Technology             Small Cap             Small Cap             Small Cap
April 29, 2005 (unaudited)                                   Fund            Value Fund            Stock Fund            Index Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $432,902              $659,810            $1,893,521              $207,016
Taxable interest                                           1,666                   225                 6,889                   867
Income from securities loaned                              5,154                14,340                71,743                 8,673
Foreign dividend tax withholding                          (2,382)                   --                (3,688)                  (78)
Total Investment Income                                  437,340               674,375             1,968,465               216,478

Expenses
Adviser fees                                             188,411                45,808             1,537,697                50,632
Sub-Adviser fees                                              --               274,850                    --                    --
Accounting and pricing fees                                9,628                10,409                22,389                11,293
Administrative service fees                                5,024                 9,162                45,796                 4,051
Custody fees                                               4,304                 7,181                18,172                14,923
Distribution Expense Class A                              54,181                87,077               526,544                50,632
Distribution Expense Class B                              19,570                27,815               123,639                    --
Printing and Postage Expense Class A                      79,804                62,341               307,115                31,887
Printing and Postage Expense Class B                       9,651                 7,868                25,352                    --
Printing and Postage Expense Class I                          47                   116                   311                    --
Transfer Agent Fee Class A                               130,444               116,199               551,129                69,569
Transfer Agent Fee Class B                                16,319                14,262                57,244                    --
Transfer Agent Fee Class I                                    53                    69                   271                    --
Audit and legal fees                                       9,250                 9,262                11,794                 9,250
SEC and state registration expenses                       14,879                17,833                25,693                 5,999
Trustees' fees and insurance expenses                      3,245                 3,644                10,617                 2,974
Other Expenses                                             4,207                 4,285                 6,937                 3,375
Total Expenses Before Reimbursement                      549,017               698,181             3,270,700               254,585

Less:
Reimbursement from adviser                              (132,900)             (235,992)              (47,923)              (62,334)
Custody Earnings Credit                                       (7)                  (26)                  (43)                  (51)
Total Net Expenses                                       416,110               462,163             3,222,734               192,200

Net Investment Income/(Loss)                              21,230               212,212            (1,254,269)               24,278

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            1,405,421             3,807,809            29,812,747               290,270
Futures contracts                                             --                    --                    --                43,885
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (3,828,571)           (4,623,072)          (18,081,089)               74,604
Futures contracts                                             --                    --                    --               (54,803)

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 (2,423,150)             (815,263)           11,731,658               353,956

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $(2,401,920)            $(603,051)          $10,477,389              $378,234

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued


For the six months ended                                  Mid Cap               Mid Cap               Mid Cap               Mid Cap
April 29, 2005 (unaudited)                            Growth Fund            Stock Fund            Index Fund          Index Fund-I
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $868,859            $5,194,716              $424,975              $138,641
Taxable interest                                             457               142,968                   471                   428
Income from mortgage dollar rolls                             --                    --                    --                    --
Income from securities loaned                             47,302               100,495                 4,471                 1,096
Foreign dividend tax withholding                            (693)               (9,697)                   --                    --
Total Investment Income                                  915,925             5,428,482               429,917               140,165

Expenses
Adviser fees                                             633,997             3,009,450                67,625                22,367
Sub-Adviser fees                                              --                    --                    --                    --
Accounting and pricing fees                               23,554                41,778                10,577                 8,709
Administrative service fees                               31,297                91,081                 5,410                 1,789
Custody fees                                              11,351                12,110                10,120                11,914
Distribution Expense Class A                             323,667             1,064,663                67,625                    --
Distribution Expense Class B                             216,839               134,822                    --                    --
Printing and Postage Expense Class A                     293,940               429,782                27,961                    --
Printing and Postage Expense Class B                      86,459                25,451                    --                    --
Printing and Postage Expense Class I                         330                   315                    --                   210
Transfer Agent Fee Class A                               541,203               868,525                87,650                    --
Transfer Agent Fee Class B                               161,224                63,105                    --                    --
Transfer Agent Fee Class I                                   598                   318                    --                   234
Audit and legal fees                                      15,963                14,326                 9,250                 9,247
SEC and state registration expenses                       27,839                27,786                 6,383                12,858
Trustees' fees and insurance expenses                      7,384                19,017                 3,227                 2,347
Other Expenses                                             6,048                 9,984                 3,434                 3,306
Total Expenses Before Reimbursement                    2,381,693             5,812,513               299,262                72,981

Less:
Reimbursement from adviser                               (84,049)              (63,937)              (57,299)                 (685)
Custody Earnings Credit                                     (137)                  (37)                   (7)                   (9)
Total Net Expenses                                     2,297,507             5,748,539               241,956                72,287

Net Investment Income/(Loss)                          (1,381,582)             (320,057)              187,961                67,878

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                           23,328,293            74,697,143             1,861,116               534,960
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --                86,724                59,623
Foreign currency transactions                                 --                    --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (16,831,853)          (26,018,002)              373,627               317,202
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --               (44,735)              (33,521)
Foreign currency forward contracts                            --                    --                    --                    --
Foreign currency transactions                                 --                    --                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                  6,496,440            48,679,141             2,276,732               878,264

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $5,114,858           $48,359,084            $2,464,693              $946,142

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                          Partner
For the six months ended                            International             Large Cap             Large Cap             Large Cap
April 29, 2005 (unaudited)                             Stock Fund           Growth Fund            Value Fund            Stock Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $3,692,799            $1,031,394            $4,225,944           $42,816,320
Taxable interest                                          75,408                     4                   545             1,642,985
Income from mortgage dollar rolls                             --                    --                    --                    --
Income from securities loaned                            117,742                 7,554                11,222                49,097
Foreign dividend tax withholding                        (302,328)               (3,216)              (57,533)                5,147
Total Investment Income                                3,583,621             1,035,736             4,180,178            44,513,549

Expenses
Adviser fees                                             207,510               454,879               792,324             9,488,616
Sub-Adviser fees                                         712,276                    --                    --                    --
Accounting and pricing fees                               48,220                17,159                23,960               148,793
Administrative service fees                               30,249                12,130                35,214               372,401
Custody fees                                              76,563                16,274                 5,921                26,064
Distribution Expense Class A                             335,815               121,791               385,274             4,363,861
Distribution Expense Class B                              96,991                87,125                95,069               579,161
Printing and Postage Expense Class A                     155,455                71,813               126,420             1,262,077
Printing and Postage Expense Class B                      23,453                27,893                20,937               115,791
Printing and Postage Expense Class I                         313                   176                   326                 1,153
Transfer Agent Fee Class A                               504,766               238,096               332,400             2,758,812
Transfer Agent Fee Class B                                70,355                68,459                53,671               303,645
Transfer Agent Fee Class I                                   377                   170                   286                 1,194
Audit and legal fees                                      15,662                14,186                15,826                36,379
SEC and state registration expenses                       25,878                20,236                34,164                34,143
Trustees' fees and insurance expenses                      7,743                 4,353                 8,866                71,692
Other Expenses                                             5,296                 4,634                 6,254                31,158
Total Expenses Before Reimbursement                    2,316,922             1,159,374             1,936,912            19,594,940

Less:
Reimbursement from adviser                                (8,833)             (492,528)              (25,027)             (278,594)
Custody Earnings Credit                                     (372)                   (7)                  (60)               (1,229)
Total Net Expenses                                     2,307,717               666,839             1,911,825            19,315,117

Net Investment Income/(Loss)                           1,275,904               368,897             2,268,353            25,198,432

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            5,905,095             4,639,071            10,321,799            31,812,675
Written option contracts                                      --                10,248                    --                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency transactions                             (1,402)                   --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           10,862,189            (5,221,110)            6,193,918            54,730,528
Written option contracts                                      --                  (958)                   --                    --
Futures contracts                                             --                    --                    --                    --
Foreign currency forward contracts                         7,232                    --                    --                    --
Foreign currency transactions                            (22,223)                   --                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 16,750,891              (572,749)           16,515,717            86,543,203

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                      $18,026,795             $(203,852)          $18,784,070          $111,741,635

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued


For the six months ended                                Large Cap             Large Cap              Balanced
April 29, 2005 (unaudited)                             Index Fund          Index Fund-I                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                             $1,015,098              $377,169            $2,864,478
Taxable interest                                             377                    --             2,712,508
Income from mortgage dollar rolls                             --                    --               325,527
Income from securities loaned                                762                   251                54,936
Foreign dividend tax withholding                              --                    --                (2,285)
Total Investment Income                                1,016,237               377,420             5,955,164

Expenses
Adviser fees                                             105,738                38,723             1,113,390
Sub-Adviser fees                                              --                    --                    --
Accounting and pricing fees                               13,360                10,326                25,075
Administrative service fees                                8,459                 3,098                40,487
Custody fees                                              12,746                 5,851                13,499
Distribution Expense Class A                             105,738                    --               352,303
Distribution Expense Class B                                  --                    --                82,175
Printing and Postage Expense Class A                      30,653                    --                88,306
Printing and Postage Expense Class B                          --                    --                10,301
Printing and Postage Expense Class I                          --                   168                   121
Transfer Agent Fee Class A                               104,107                    --               246,555
Transfer Agent Fee Class B                                    --                    --                26,835
Transfer Agent Fee Class I                                    --                   199                   107
Audit and legal fees                                       9,250                 9,247                11,782
SEC and state registration expenses                        8,467                13,090                36,224
Trustees' fees and insurance expenses                      3,707                 2,875                10,152
Other Expenses                                             3,540                 3,337                 6,972
Total Expenses Before Reimbursement                      405,765                86,914             2,064,284

Less:
Reimbursement from adviser                              (152,165)                 (796)              (44,792)
Custody Earnings Credit                                      (27)                   (2)                 (170)
Total Net Expenses                                       253,573                86,116             2,019,322

Net Investment Income/(Loss)                             762,664               291,304             3,935,842

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                            1,066,386               415,479             4,321,317
Written option contracts                                      --                    --                59,850
Futures contracts                                          7,844                 9,820               457,355
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              344,411               227,163            (5,570,957)
Written option contracts                                      --                    --                    --
Futures contracts                                        (43,470)              (11,378)             (123,177)
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                  1,375,171               641,084              (855,612)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $2,137,835              $932,388            $3,080,230

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                                                                      Limited
For the six months ended                               High Yield            High Yield             Municipal                Income
April 29, 2005 (unaudited)                                   Fund               Fund II             Bond Fund                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $714,330               $97,831                   $--              $307,679
Taxable interest                                      25,321,222             5,487,773             1,891,450            14,272,964
Tax exempt interest                                           --                    --            30,748,300                    --
Income from mortgage dollar rolls                             --                    --                    --               573,340
Income from securities loaned                             70,606                19,696                    --                34,686
Foreign dividend tax withholding                              --                    --                    --                    --
Total Investment Income                               26,106,158             5,605,300            32,639,750            15,188,669

Expenses
Adviser fees                                           1,236,191               397,893             2,607,472             1,055,829
Accounting and pricing fees                               40,800                16,961                92,769                36,988
Administrative service fees                               63,594                14,469               127,863                61,181
Custody fees                                               7,578                 4,624                 9,018                 9,618
Distribution Expense Class A                             744,396               169,293             1,552,239               697,306
Distribution Expense Class B                             151,470                26,193               160,352               116,149
Printing and Postage Expense Class A                     166,582                34,268               132,500               131,119
Printing and Postage Expense Class B                      19,462                 3,052                 8,291                17,720
Printing and Postage Expense Class I                         835                   168                   177                 1,021
Transfer Agent Fee Class A                               429,808               118,480               315,448               354,149
Transfer Agent Fee Class B                                55,634                 9,266                16,848                50,366
Transfer Agent Fee Class I                                   824                   139                   199                   984
Audit and legal fees                                      15,344                 9,513                22,224                15,039
SEC and state registration expenses                       30,057                30,066                26,445                25,346
Trustees' fees and insurance expenses                     12,970                 5,340                25,727                12,740
Other Expenses                                             6,732                 3,542                12,013                 7,302
Total Expenses Before Reimbursement                    2,982,277               843,267             5,109,585             2,592,857

Less:
Reimbursement from adviser                               (70,760)             (124,016)              (23,050)              (84,858)
Custody Earnings Credit                                     (961)                 (378)               (1,206)                 (562)
Total Net Expenses                                     2,910,556               718,873             5,085,329             2,507,437

Net Investment Income/(Loss)                          23,195,602             4,886,427            27,554,421            12,681,232

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                           10,742,087             1,383,599               358,076             3,880,157
Written option contracts                                      --                    --                    --               137,296
Futures contracts                                             --                    --               501,473             1,162,220
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (34,439,654)           (6,978,027)           (6,311,347)          (13,483,136)
Written option contracts                                      --                    --                    --                    --
Futures contracts                                             --                    --               100,199              (546,270)

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                (23,697,567)           (5,594,428)           (5,351,599)           (8,849,733)

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                        $(501,965)            $(708,001)          $22,202,822            $3,831,499

The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Operations - continued

                                                                                                      Limited
For the six months ended                                Core Bond            Bond Index              Maturity          Money Market
April 29, 2005 (unaudited)                                   Fund                Fund-I             Bond Fund                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                               $241,461               $11,467               $68,433              $105,395
Taxable interest                                       9,981,675               484,971             2,343,152            10,622,099
Tax exempt interest                                           --                    --                28,839               238,263
Income from mortgage dollar rolls                      1,189,258                88,606               242,012                    --
Income from securities loaned                             25,773                 2,665                 6,775                    --
Foreign dividend tax withholding                              --                    --                    --                    --
Total Investment Income                               11,438,167               587,709             2,689,211            10,965,757

Expenses
Adviser fees                                           1,104,332                31,881               203,850             2,023,855
Accounting and pricing fees                               30,444                 7,988                12,559                45,028
Administrative service fees                               49,091                 2,550                13,590                90,991
Custody fees                                               9,862                 5,314                 7,064                10,319
Distribution Expense Class A                             555,361                    --               155,478               413,290
Distribution Expense Class B                              62,224                    --                 2,571                10,396
Printing and Postage Expense Class A                      90,885                    --                40,071               379,957
Printing and Postage Expense Class B                       6,387                    --                   749                 1,880
Printing and Postage Expense Class I                         456                   146                   271                 1,420
Transfer Agent Fee Class A                               317,727                    --               108,216               821,950
Transfer Agent Fee Class B                                20,957                    --                 2,113                 5,138
Transfer Agent Fee Class I                                   510                   206                   314                 1,037
Audit and legal fees                                      12,353                 8,972                11,131                19,439
SEC and state registration expenses                       26,549                12,051                20,444                99,758
Trustees' fees and insurance expenses                     12,034                 2,824                 4,426                20,403
Other Expenses                                             6,293                 2,160                 3,376                 9,337
Total Expenses Before Reimbursement                    2,305,465                74,092               586,223             3,954,198

Less:
Reimbursement from adviser                               (55,058)               (1,450)              (10,205)             (465,259)
Custody Earnings Credit                                     (409)                  (42)                 (219)                 (184)
Total Net Expenses                                     2,249,998                72,600               575,799             3,488,755

Net Investment Income/(Loss)                           9,188,169               515,109             2,113,412             7,477,002

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                              848,196                45,097              (547,262)                   --
Written option contracts                                 186,633                    --                26,739                    --
Futures contracts                                      1,740,212                    --               201,971                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (9,018,394)             (426,214)           (1,565,427)                   --
Written option contracts                                      --                    --                    --                    --
Futures contracts                                       (466,158)                   --              (133,591)                   --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign
Currency Transactions                                 (6,709,511)             (381,117)           (2,017,570)                   --

Net Increase/(Decrease) in Net Assets Resulting
From Operations                                       $2,478,658              $133,992               $95,842            $7,477,002

The accompanying notes to the financial statements are an integral part of this statement.





Thrivent Mutual Funds
Statement of Changes in Net Assets


                                                                            Technology
                                                                               Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
--------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $21,230             $(321,149)            $(473,618)
Net realized gains/(losses) on:
Investments                                            1,405,421              (700,853)             (122,595)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (3,828,571)            2,256,689            10,037,498

Net Change in Net Assets Resulting
From Operations                                       (2,401,920)            1,234,687             9,441,285

Distributions to Shareholders
From net investment income                                    --                    --                    --
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                           --                    --                    --

Capital Stock Transactions                              (161,952)                2,667             4,685,272

Net Increase/(Decrease) in Net Assets                 (2,563,872)            1,237,354            14,126,557

Net Assets, Beginning of Period                       49,477,297            48,239,943            34,113,386

Net Assets, End of Period                            $46,913,425           $49,477,297           $48,239,943

                                                                         Partner Small Cap
                                                                            Value Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $212,212               $46,021             $(217,571)
Net realized gains/(losses) on:
Investments                                            3,807,809            11,568,791             6,913,295
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (4,623,072)           (6,157,476)           10,278,285

Net Change in Net Assets Resulting
From Operations                                         (603,051)            5,457,336            16,974,009

Distributions to Shareholders
From net investment income                              (121,714)                   --                    --
From net realized gains                              (10,871,080)           (1,649,048)                   --

Total Distributions to Shareholders                  (10,992,794)           (1,649,048)                   --

Capital Stock Transactions                            24,120,434             9,599,488            15,224,395

Net Increase/(Decrease) in Net Assets                 12,524,589            13,407,776            32,198,404

Net Assets, Beginning of Period                       80,049,618            66,641,842            34,443,438

Net Assets, End of Period                            $92,574,207           $80,049,618           $66,641,842

                                                                            Small Cap
                                                                           Stock Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $(1,254,269)          $(1,139,098)          $(2,878,050)
Net realized gains/(losses) on:
Investments                                           29,812,747            18,480,995            57,134,227
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (18,081,089)            6,630,233            68,283,187

Net Change in Net Assets Resulting
From Operations                                       10,477,389            23,972,130           122,539,364

Distributions to Shareholders
From net investment income                                    --                    --                    --
From net realized gains                              (21,956,221)          (24,140,171)                   --

Total Distributions to Shareholders                  (21,956,221)          (24,140,171)                   --

Capital Stock Transactions                            19,045,210            18,416,279            (1,267,655)

Net Increase/(Decrease) in Net Assets                  7,566,378            18,248,238           121,271,709

Net Assets, Beginning of Period                      434,054,773           415,806,535           294,534,826

Net Assets, End of Period                           $441,621,151          $434,054,773          $415,806,535

                                                                            Small Cap
                                                                           Index Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $24,278               $69,417              $(70,412)
Net realized gains/(losses) on:
Investments                                              290,270               180,649             1,339,184
Futures contracts                                         43,885               (28,682)              275,314
Change in net unrealized appreciation/
(depreciation) on:
Investments                                               74,604             2,155,228             7,581,438
Futures contracts                                        (54,803)               83,020               (71,365)

Net Change in Net Assets Resulting
From Operations                                          378,234             2,459,632             9,054,159

Distributions to Shareholders
From net investment income                               (69,683)                   --                    --
From net realized gains                                 (276,597)           (1,238,820)             (116,288)

Total Distributions to Shareholders                     (346,280)           (1,238,820)             (116,288)

Capital Stock Transactions                             6,570,916            (4,657,134)            7,157,605

Net Increase/(Decrease) in Net Assets                  6,602,870            (3,436,322)           16,095,476

Net Assets, Beginning of Period                       35,381,233            38,817,555            22,722,079

Net Assets, End of Period                            $41,984,103           $35,381,233           $38,817,555


                                                                   Mid Cap
                                                                 Growth Fund
                                                      ---------------------------------
For the periods ended                                  4/29/2005            10/31/2004
                                                      (unaudited)
---------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $(1,381,582)          $(2,236,814)
Net realized gains/(losses) on:
Investments                                           23,328,293            19,790,800
Futures contracts                                             --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (16,831,853)           (4,373,665)
Futures contracts                                             --                    --

Net Change in Net Assets Resulting
From Operations                                        5,114,858            13,180,321

Distributions to Shareholders
From net investment income                                    --                    --
From net realized gains                                       --                    --

Total Distributions to Shareholders                           --                    --

Capital Stock Transactions                           (14,780,515)          135,052,295

Net Increase/(Decrease) in Net Assets                 (9,665,657)          148,232,616

Net Assets, Beginning of Period                      305,841,194           157,608,578

Net Assets, End of Period                           $296,175,537          $305,841,194




                                                                             Mid Cap
                                                                           Stock Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004            4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                           $(320,057)          $(1,363,418)          $(3,091,481)
Net realized gains/(losses) on:
Investments                                           74,697,143            21,612,698           101,122,677
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (26,018,002)           25,354,479           103,766,562
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                       48,359,084            45,603,759           201,797,758

Distributions to Shareholders
From net investment income                                    --                    --                    --
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                           --                    --                    --

Capital Stock Transactions                           (23,589,701)          (25,032,465)          (43,982,250)

Net Increase/(Decrease) in Net Assets                 24,769,383            20,571,294           157,815,508

Net Assets, Beginning of Period                      865,682,468           845,111,174           687,295,666

Net Assets, End of Period                           $890,451,851          $865,682,468          $845,111,174


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                             Mid Cap
                                                                           Index Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $187,961               $54,385               $10,879
Net realized gains/(losses) on:
Investments                                            1,861,116             1,353,353            (1,285,672)
Futures contracts                                         86,724               (58,153)              340,280
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              373,627               156,219            10,510,433
Futures contracts                                        (44,735)               91,365              (117,845)
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        2,464,693             1,597,169             9,458,075

Distributions to Shareholders
From net investment income                              (108,546)               (6,127)                   --
From net realized gains                                 (213,705)                   --                    --

Distributions to Shareholders                           (322,251)               (6,127)                   --

Capital Stock Transactions                             4,719,948             3,710,149             2,482,345

Net Increase/(Decrease) in Net Assets                  6,862,390             5,301,191            11,940,420

Net Assets, Beginning of Period                       49,201,648            43,900,457            31,960,037

Net Assets, End of Period                            $56,064,038            49,201,648            43,900,457

                                                                               Mid Cap
                                                                            Index Fund-I
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $67,878               $44,578              $187,304
Net realized gains/(losses) on:
Investments                                              534,960               677,677               506,682
Futures contracts                                         59,623               (84,037)              331,186
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              317,202              (102,653)            6,378,198
Futures contracts                                        (33,521)               62,055               (79,901)
Foreign currency forward contracts                            --                    --                    --
Foreign currency transactions                                 --                    --                    --

Net Change in Net Assets Resulting
From Operations                                          946,142               597,620             7,323,469

Distributions to Shareholders
From net investment income                              (141,843)                   --              (154,805)
From net realized gains                                 (571,863)             (467,289)             (157,900)

Distributions to Shareholders                           (713,706)             (467,289)             (312,705)

Capital Stock Transactions                                (6,986)          (14,551,273)            3,952,019

Net Increase/(Decrease) in Net Assets                    225,450           (14,420,942)           10,962,783

Net Assets, Beginning of Period                       17,304,091            31,725,033            20,762,250

Net Assets, End of Period                            $17,529,541           $17,304,091           $31,725,033




                                                             Partner International
                                                                  Stock Fund
                                                      --------------------------------
For the periods ended                                  4/29/2005            10/31/2004
                                                      (unaudited)
---------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $1,275,904              $372,965
Net realized gains/(losses) on:
Investments                                            5,905,095            13,990,559
Futures contracts                                             --              (301,535)
Foreign currency transactions                             (1,402)                   --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           10,862,189            15,758,984
Futures contracts                                             --                    --
Foreign currency forward contracts                         7,232                    32
Foreign currency transactions                            (22,223)               24,368

Net Change in Net Assets Resulting
From Operations                                       18,026,795            29,845,373

Distributions to Shareholders
From net investment income                               (70,182)             (443,729)
From net realized gains                                       --                    --

Distributions to Shareholders                            (70,182)             (443,729)

Capital Stock Transactions                            22,258,037           166,050,634

Net Increase/(Decrease) in Net Assets                 40,214,650           195,452,278

Net Assets, Beginning of Period                      276,350,952            80,898,674

Net Assets, End of Period                           $316,565,602          $276,350,952

                                                                  Large Cap
                                                                 Growth Fund
                                                      --------------------------------
For the periods ended                                  4/29/2005            10/31/2004
                                                      (unaudited)
--------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $368,897              $160,019
Net realized gains/(losses) on:
Investments                                            4,639,071             5,125,171
Written option contracts                                  10,248                (1,234)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (5,221,110)              915,659
Written option contracts                                    (958)                 (254)

Net Change in Net Assets Resulting
From Operations                                         (203,852)            6,199,361

Distributions to Shareholders
From net investment income                               (48,823)             (174,138)
From net realized gains                                       --                    --

Distributions to Shareholders                            (48,823)             (174,138)

Capital Stock Transactions                            23,927,900            62,352,317

Net Increase/(Decrease) in Net Assets                 23,675,225            68,377,540

Net Assets, Beginning of Period                      110,199,876            41,822,336

Net Assets, End of Period                           $133,875,101          $110,199,876

                                                                   Large Cap
                                                                   Value Fund
                                                      --------------------------------
For the periods ended                                  4/29/2005            10/31/2004
                                                      (unaudited)
--------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $2,268,353            $1,251,638
Net realized gains/(losses) on:
Investments                                           10,321,799             9,791,413
Written option contracts                                      --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                            6,193,918            34,221,215
Written option contracts                                      --                    --

Net Change in Net Assets Resulting
From Operations                                       18,784,070            45,264,266

Distributions to Shareholders
From net investment income                            (1,412,596)             (593,663)
From net realized gains                                       --                    --

Distributions to Shareholders                         (1,412,596)             (593,663)

Capital Stock Transactions                            13,273,597           243,757,165

Net Increase/(Decrease) in Net Assets                 30,645,071           288,427,768

Net Assets, Beginning of Period                      329,068,518            40,640,750

Net Assets, End of Period                           $359,713,589          $329,068,518

                                                                            Large Cap
                                                                            Stock Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $25,198,432            $6,573,127           $10,386,310
Net realized gains/(losses) on:
Investments                                           31,812,675           286,553,358           219,961,752
Written option contracts                                      --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           54,730,528          (236,804,674)          180,157,821
Written option contracts                                      --                    --                    --

Net Change in Net Assets Resulting
From Operations                                      111,741,635            56,321,811           410,505,883

Distributions to Shareholders
From net investment income                           (22,365,685)           (3,389,488)          (10,819,813)
From net realized gains                                       --          (542,690,797)                   --

Distributions to Shareholders                        (22,365,685)         (546,080,285)          (10,819,813)

Capital Stock Transactions                          (171,787,038)        1,192,614,013          (179,757,383)

Net Increase/(Decrease) in Net Assets                (82,411,088)          702,855,539           219,928,687

Net Assets, Beginning of Period                    3,670,355,306         2,967,499,767         2,747,571,080

Net Assets, End of Period                         $3,587,944,218        $3,670,355,306        $2,967,499,767


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                             Large Cap
                                                                            Index Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $762,664              $389,002              $503,434
Net realized gains/(losses) on:
Investments                                            1,066,386               492,596               246,671
Written option contracts                                      --                    --                    --
Futures contracts                                          7,844                19,391               286,596
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              344,411               904,766             6,407,598
Futures contracts                                        (43,470)               54,931              (109,107)

Net Change in Net Assets Resulting
From Operations                                        2,137,835             1,860,686             7,335,192

Distributions to Shareholders
From net investment income                              (794,013)             (188,833)             (450,406)
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                     (794,013)             (188,833)             (450,406)

Capital Stock Transactions                            12,556,589            17,156,772            19,470,000

Net Increase/(Decrease) in Net Assets                 13,900,411            18,828,625            26,354,786

Net Assets, Beginning of Period                       76,342,236            57,513,611            31,158,825

Net Assets, End of Period                            $90,242,647           $76,342,236           $57,513,611

                                                                             Large Cap
                                                                           Index Fund-I
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $291,304              $176,641              $345,673
Net realized gains/(losses) on:
Investments                                              415,479               245,771            (6,745,287)
Written option contracts                                      --                    --                    --
Futures contracts                                          9,820               (29,293)              349,276
Change in net unrealized appreciation/
(depreciation) on:
Investments                                              227,163               358,709            12,547,918
Futures contracts                                        (11,378)               20,698              (158,007)

Net Change in Net Assets Resulting
From Operations                                          932,388               772,526             6,339,573

Distributions to Shareholders
From net investment income                              (457,553)                   --              (515,759)
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                     (457,553)                   --              (515,759)

Capital Stock Transactions                               687,258               (60,297)          (39,171,034)

Net Increase/(Decrease) in Net Assets                  1,162,093               712,229           (33,347,220)

Net Assets, Beginning of Period                       29,431,534            28,719,305            62,066,525

Net Assets, End of Period                            $30,593,627           $29,431,534           $28,719,305

                                                                             Balanced
                                                                               Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $3,935,842            $3,188,375            $6,411,193
Net realized gains/(losses) on:
Investments                                            4,321,317            15,642,140             8,335,406
Written option contracts                                  59,850                    --                    --
Futures contracts                                        457,355                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (5,570,957)           (9,983,878)           24,974,274
Futures contracts                                       (123,177)                   --                    --

Net Change in Net Assets Resulting
From Operations                                        3,080,230             8,846,637            39,720,873

Distributions to Shareholders
From net investment income                            (4,339,850)           (3,487,872)           (7,235,059)
From net realized gains                               (6,139,893)                   --                    --

Total Distributions to Shareholders                  (10,479,743)           (3,487,872)           (7,235,059)

Capital Stock Transactions                            (3,693,124)           (8,558,260)          (12,720,369)

Net Increase/(Decrease) in Net Assets                (11,092,637)           (3,199,495)           19,765,445

Net Assets, Beginning of Period                      404,544,257           407,743,752           387,978,307

Net Assets, End of Period                           $393,451,620          $404,544,257          $407,743,752


<CAPTION


                                                                 High Yield
                                                                    Fund
                                                      --------------------------------
For the periods ended                                  4/29/2005            10/31/2004
                                                      (unaudited)
---------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $23,195,602           $49,088,055
Net realized gains/(losses) on:
Investments                                           10,742,087           (11,835,388)
Futures contracts                                             --                    --
Foreign currency transactions                                 --                   191
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (34,439,654)           31,248,076
Futures contracts                                             --                    --

Net Change in Net Assets Resulting
From Operations                                         (501,965)           68,500,934

Distributions to Shareholders
From net investment income                           (24,015,213)          (48,131,067)
From net realized gains                                       --                    --

Total Distributions to Shareholders                  (24,015,213)          (48,131,067)

Capital Stock Transactions                            (2,548,767)             (989,129)

Net Increase/(Decrease) in Net Assets                (27,065,945)           19,380,738

Net Assets, Beginning of Period                      646,239,022           626,858,284

Net Assets, End of Period                           $619,173,077          $646,239,022

                                                                            High Yield
                                                                              Fund II
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $4,886,427            $4,942,828            $9,535,903
Net realized gains/(losses) on:
Investments                                            1,383,599              (149,174)            6,892,386
Futures contracts                                             --                    --                    --
Foreign currency transactions                                 --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (6,978,027)            4,209,626            (1,159,062)
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                         (708,001)            9,003,280            15,269,227

Distributions to Shareholders
From net investment income                            (5,237,738)           (5,153,432)           (9,847,328)
From net realized gains                                       --                    --                    --

Total Distributions to Shareholders                   (5,237,738)           (5,153,432)           (9,847,328)

Capital Stock Transactions                            (3,955,240)              163,613            13,020,493

Net Increase/(Decrease) in Net Assets                 (9,900,979)            4,013,461            18,442,392

Net Assets, Beginning of Period                      149,046,743           145,033,282           126,590,890

Net Assets, End of Period                           $139,145,764          $149,046,743          $145,033,282


                                                                  Municipal
                                                                  Bond Fund
                                                      ---------------------------------
For the periods ended                                  4/29/2005            10/31/2004
                                                      (unaudited)
---------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $27,554,421           $38,240,406
Net realized gains/(losses) on:
Investments                                              358,076             2,623,814
Futures contracts                                        501,473            (1,917,486)
Foreign currency transactions                                 --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (6,311,347)           54,200,778
Futures contracts                                        100,199              (602,136)

Net Change in Net Assets Resulting
From Operations                                       22,202,822            92,545,376

Distributions to Shareholders
From net investment income                           (27,856,301)          (38,169,175)
From net realized gains                                       --            (3,391,003)

Total Distributions to Shareholders                  (27,856,301)          (41,560,178)

Capital Stock Transactions                               315,746           583,808,626

Net Increase/(Decrease) in Net Assets                 (5,337,733)          634,793,824

Net Assets, Beginning of Period                    1,303,276,052           668,482,228

Net Assets, End of Period                         $1,297,938,319        $1,303,276,052


The accompanying notes to the financial statements are an integral part of this statement.


Thrivent Mutual Funds
Statement of Changes in Net Assets - continued


                                                                    Income
                                                                     Fund
                                                      ---------------------------------
For the periods ended                                  4/29/2005            10/31/2004
                                                      (unaudited)
---------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                         $12,681,232           $25,898,825
Net realized gains/(losses) on:
Investments                                            3,880,157            12,124,623
Written option contracts                                 137,296                21,701
Futures contracts                                      1,162,220            (3,338,468)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                          (13,483,136)             (670,321)
Futures contracts                                       (546,270)              941,051

Net Change in Net Assets Resulting
From Operations                                        3,831,499            34,977,411

Distributions to Shareholders
From net investment income                           (12,993,641)          (25,789,927)
From net realized gains                                       --                    --

Distributions to Shareholders                        (12,993,641)          (25,789,927)

Capital Stock Transactions                            (8,158,325)          (43,759,117)

Net Increase/(Decrease) in Net Assets                (17,320,467)          (34,571,633)

Net Assets, Beginning of Period                      629,611,942           664,183,575

Net Assets, End of Period                           $612,291,475          $629,611,942

                                                                             Core Bond
                                                                               Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $9,188,169            $9,725,493           $20,621,761
Net realized gains/(losses) on:
Investments                                              848,196              (356,071)           10,761,715
Written option contracts                                 186,633                    --                    --
Futures contracts                                      1,740,212                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (9,018,394)            7,999,604           (16,685,506)
Futures contracts                                       (466,158)                   --                    --

Net Change in Net Assets Resulting
From Operations                                        2,478,658            17,369,026            14,697,970

Distributions to Shareholders
From net investment income                           (10,094,361)          (10,815,460)          (23,322,039)
From net realized gains                                       --              (493,832)                   --

Distributions to Shareholders                        (10,094,361)          (11,309,292)          (23,322,039)

Capital Stock Transactions                            (6,833,381)           (7,810,442)          (51,820,503)

Net Increase/(Decrease) in Net Assets                (14,449,084)           (1,750,708)          (60,444,572)

Net Assets, Beginning of Period                      506,718,985           508,469,693           568,914,265

Net Assets, End of Period                           $492,269,901          $506,718,985          $508,469,693

                                                                             Bond Index
                                                                               Fund-I
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $515,109              $630,308            $1,798,365
Net realized gains/(losses) on:
Investments                                               45,097               (50,717)            2,235,197
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                             (426,214)              345,924            (2,921,884)
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                          133,992               925,515             1,111,678

Distributions to Shareholders
From net investment income                              (595,790)             (734,285)           (2,237,415)
From net realized gains                                       --               (35,615)           (1,904,220)

Distributions to Shareholders                           (595,790)             (769,900)           (4,141,635)

Capital Stock Transactions                            (8,062,618)          (13,323,305)          (37,331,578)

Net Increase/(Decrease) in Net Assets                 (8,524,416)          (13,167,690)          (40,361,535)

Net Assets, Beginning of Period                       27,489,173            40,656,863            81,018,398

Net Assets, End of Period                            $18,964,757           $27,489,173           $40,656,863


                                                               Limited Maturity
                                                                  Bond Fund
                                                       --------------------------------
For the periods ended                                  4/29/2005            10/31/2004
                                                      (unaudited)
---------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $2,113,412            $3,350,998
Net realized gains/(losses) on:
Investments                                             (547,262)              637,481
Written option contracts                                  26,739                (8,955)
Futures contracts                                        201,971              (396,237)
Change in net unrealized appreciation/
(depreciation) on:
Investments                                           (1,565,427)             (602,983)
Futures contracts                                       (133,591)                   --

Net Change in Net Assets Resulting
From Operations                                           95,842             2,980,304

Distributions to Shareholders
From net investment income                            (2,124,363)           (3,321,608)
From net realized gains                                 (309,278)           (1,091,859)

Distributions to Shareholders                         (2,433,641)           (4,413,467)

Capital Stock Transactions                            10,703,963            21,455,995

Net Increase/(Decrease) in Net Assets                  8,366,164            20,022,832

Net Assets, Beginning of Period                      131,337,560           111,314,728

Net Assets, End of Period                           $139,703,724          $131,337,560

                                                                  Money Market Fund
                                                      -------------------------------------------------------
For the periods ended                                  4/29/2005            10/31/2004             4/30/2004
                                                      (unaudited)
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                          $7,477,002            $2,376,657            $1,596,921
Net realized gains/(losses) on:
Investments                                                   --                    --                    --
Written option contracts                                      --                    --                    --
Futures contracts                                             --                    --                    --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                                   --                    --                    --
Futures contracts                                             --                    --                    --

Net Change in Net Assets Resulting
From Operations                                        7,477,002             2,376,657             1,596,921

Distributions to Shareholders
From net investment income                            (7,526,234)           (2,327,425)           (1,596,919)
From net realized gains                                       --                    --                    --

Distributions to Shareholders                         (7,526,234)           (2,327,425)           (1,596,919)

Capital Stock Transactions                           (35,838,636)          556,713,345           (65,252,943)

Net Increase/(Decrease) in Net Assets                (35,887,868)          556,762,577           (65,252,941)

Net Assets, Beginning of Period                      935,372,779           378,610,202           443,863,143

Net Assets, End of Period                           $899,484,911          $935,372,779          $378,610,202


The accompanying notes to the financial statements are an integral part of this statement.









Thrivent Mutual Funds
Notes to Financial Statements
April 29, 2005 (unaudited)

(1) ORGANIZATION

The Thrivent Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 10, 1987, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into twenty-four separate series (the "Fund(s)"), each with its own investment objective and policies. The Trust currently consists of fifteen equity funds, eight fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

The U.S. Government Zero Coupon Target Fund, Series 2006 of the Trust is presented under a separate semi-annual report.

Effective October 31, 2004, the Trust changed its year end from April 30 to October 31. The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee (0.125% for the Money Market Fund) and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, excluding the Limited Maturity Bond Fund and the Money Market Fund. Class B shares were offered at net asset value and a 1.00% annual 12b-1 fee (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund). In addition, Class B shares have a maximum contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale.

The following Funds have all three classes of shares: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, High Yield Fund II, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. Small Cap Index Fund, Mid Cap Index Fund and Large Cap Index Fund offer Class A shares only. Mid Cap Index Fund-I, Large Cap Index Fund-I and Bond Index Fund-I offer only Institutional Class shares.

At a meeting held on May 23, 2005, the Board of Trustees of Thrivent Mutual Funds voted to liquidate the Thrivent Bond Index Fund-I, effective August 31, 2005. The Fund will be closed to new investors after the close of business on May 27, 2005. The Fund's investment adviser has agreed to pay for all expenses related to the liquidation and to reimburse certain expenses associated with operating the Fund to the extent necessary to limit net fund operating expenses to 0.58% of the average daily net assets of the Fund. Prior to the liquidation, shareholders may exchange their shares of the Fund for Institutional Class shares of another series of Thrivent Mutual Funds. In anticipation of the liquidation on August 31, 2005, the Fund may begin selling its assets several days prior to the liquidation.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price.

For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of April 29, 2005, six securities in the High Yield Fund and three securities in the High Yield Fund II were valued at fair value, which represents 0.05% and 0.00%, respectively, of each Fund's net assets.

Fair valuation of international securities -- Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation -- The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Trust treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the period ended April 29, 2005, the Partner International Stock Fund engaged in this type of investment.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Funds' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(F) Income and Expenses -- Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Dividends from the High Yield, High Yield Fund II, Municipal Bond Fund, Income Fund, Core Bond Fund, Bond Index Fund-I, Limited Maturity Bond Fund and Money Market Fund are declared daily and paid monthly. Dividends from the Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Dividends from the Balanced Fund are declared and paid quarterly. Dividends from the following funds are declared and paid annually: Technology Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Small Cap Index Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Large Cap Index Fund and Large Cap Index Fund-I.

(I) Options -- All Funds except the Money Market Fund may buy put and call options and write covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the period ended April 29, 2005, the Large Cap Growth, Balanced, Income, Core Bond, and Limited Maturity Bond Funds engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the period ended April 29, 2005, the Small Cap Index Fund, Mid Cap Index Fund, Mid Cap Index Fund-I, Large Cap Index Fund, Large Cap Index Fund-I, Balanced, Municipal Bond Fund, Income Fund, Core Bond and Limited Maturity Bond Fund engaged in this type of investment.

(K) Mortgage Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Balanced Fund, Income Fund, Core Bond Fund, Bond Index Fund-I and Limited Maturity Bond Fund earned $325,527, $573,340, $1,189,258, $88,606 and
$242,012, respectively, from such fees for the period ended April 29, 2005.

(L) Securities Lending -- The Trust has entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street Bank"). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash, U.S. Government securities, letters of credit and other types of collateral that are equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in the Thrivent Financial Securities Lending Trust. As of April 29, 2005, all Funds except the Municipal Bond Fund and the Money Market Fund had securities on loan. The value of securities on loan is as follows:

                                              Securities
Portfolio                                        on Loan
--------------------------------------------------------
Technology Fund                               $3,066,965
Partner Small Cap Value Fund                  11,810,751
Small Cap Stock Fund                          59,698,356
Small Cap Index Fund                           7,594,521
Mid Cap Growth Fund                           45,112,073
Mid Cap Stock Fund                           111,549,106
Mid Cap Index Fund                             6,344,419
Mid Cap Index Fund-I                           1,329,157
Partner International Stock Fund              28,023,087
Large Cap Growth Fund                          4,509,273
Large Cap Value Fund                          12,392,439
Large Cap Stock Fund                         108,630,313
Large Cap Index Fund                           1,447,240
Large Cap Index Fund-I                           230,827
Balanced Fund                                 43,775,111
High Yield Fund                               77,786,215
High Yield Fund II                            28,195,157
Income Fund                                   98,829,350
Core Bond Fund                                88,661,245
Bond Index Fund-I                              4,284,794
Limited Maturity Bond Fund                    19,047,527

(M) When-Issued and Delayed Delivery Transactions -- The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. To ensure there is no investment leverage, assets of the Fund are earmarked on the trade date on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(N) Credit Risk -- The Funds may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(O) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(P) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), ("the Adviser"). Thrivent Investment Mgt. is a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial). Under the Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:


(M - Millions)                   $0 to      $50 to     $100 to     $200 to     $250 to     $500 to
Thrivent Funds                    $50M       $100M       $200M       $250M       $500M       $750M
Technology Fund                  0.75%       0.75%       0.75%       0.75%       0.75%       0.75%
Partner Small Cap
Value Fund                       0.70%       0.70%       0.70%       0.70%       0.70%       0.70%
Small Cap Stock Fund             0.70%       0.70%       0.70%       0.65%       0.65%       0.65%
Small Cap Index Fund             0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
Mid Cap Growth Fund              0.45%       0.45%       0.40%       0.40%       0.35%       0.30%
Mid Cap Stock Fund               0.70%       0.70%       0.70%       0.65%       0.65%       0.65%
Mid Cap Index Fund               0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
Mid Cap Index Fund-I             0.25%       0.20%       0.20%       0.20%       0.20%       0.20%
Partner International
Stock Fund                       0.65%       0.60%       0.60%       0.60%       0.60%       0.60%


(M - Millions)                 $750 to   $1,000 to   $2,000 to   $2,500 to      Over
Thrivent Funds                 $1,000M     $2,000M     $2,500M     $5,000M   $5,000M
Technology Fund                  0.75%       0.75%       0.75%       0.75%     0.75%
Partner Small Cap
Value Fund                       0.70%       0.70%       0.70%       0.70%     0.70%
Small Cap Stock Fund             0.65%       0.60%       0.60%       0.55%     0.525%
Small Cap Index Fund             0.25%       0.25%       0.25%       0.25%     0.25%
Mid Cap Growth Fund              0.30%       0.25%       0.25%       0.25%     0.25%
Mid Cap Stock Fund               0.65%       0.60%       0.60%       0.55%     0.525%
Mid Cap Index Fund               0.25%       0.25%       0.25%       0.25%     0.25%
Mid Cap Index Fund-I             0.20%       0.20%       0.20%       0.20%     0.20%
Partner International
Stock Fund                       0.60%       0.60%       0.60%       0.60%     0.60%


Thrivent Mutual Funds
Notes to Financial Statements
As of April 29, 2005 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES -- continued


(M - Millions)                   $0 to      $50 to     $100 to     $200 to     $250 to     $500 to
Thrivent Funds                    $50M       $100M       $200M       $250M       $500M       $750M
Large Cap Growth Fund            0.75%       0.75%       0.75%       0.75%       0.75%       0.70%
Large Cap Value Fund             0.45%       0.45%       0.45%       0.45%       0.45%       0.45%
Large Cap Stock Fund             0.65%       0.65%       0.65%       0.65%       0.65%       0.575%
Large Cap Index Fund             0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
Large Cap Index Fund-I           0.25%       0.175%      0.175%      0.175%      0.175%      0.175%
Balanced Fund                    0.55%       0.55%       0.55%       0.55%       0.55%       0.50%
High Yield Fund                  0.40%       0.40%       0.40%       0.40%       0.40%       0.35%
High Yield Fund II               0.55%       0.55%       0.55%       0.55%       0.55%       0.55%
Municipal Bond Fund              0.45%       0.45%       0.45%       0.45%       0.45%       0.40%
Income Fund                      0.35%       0.35%       0.35%       0.35%       0.35%       0.325%
Core Bond Fund                   0.45%       0.45%       0.45%       0.45%       0.45%       0.40%
Bond Index Fund-I                0.25%       0.175%      0.175%      0.175%      0.175%      0.175%
Limited Maturity
Bond Fund                        0.30%       0.30%       0.30%       0.30%       0.30%       0.275%
Money Market Fund                0.50%       0.50%       0.50%       0.50%       0.50%       0.40%


(M - Millions)                 $750 to   $1,000 to   $2,000 to   $2,500 to       Over
Thrivent Funds                 $1,000M     $2,000M     $2,500M     $5,000M    $5,000M
Large Cap Growth Fund            0.70%       0.65%       0.65%       0.60%      0.575%
Large Cap Value Fund             0.45%       0.45%       0.45%       0.45%      0.45%
Large Cap Stock Fund             0.575%      0.50%       0.475%      0.45%      0.425%
Large Cap Index Fund             0.25%       0.25%       0.25%       0.25%      0.25%
Large Cap Index Fund-I           0.175%      0.175%      0.175%      0.175%     0.175%
Balanced Fund                    0.50%       0.475%      0.475%      0.45%      0.425%
High Yield Fund                  0.35%       0.30%       0.30%       0.30%      0.30%
High Yield Fund II               0.55%       0.55%       0.55%       0.55%      0.55%
Municipal Bond Fund              0.40%       0.35%       0.35%       0.325%     0.30%
Income Fund                      0.325%      0.30%       0.30%       0.30%      0.30%
Core Bond Fund                   0.40%       0.375%      0.375%      0.35%      0.325%
Bond Index Fund-I                0.175%      0.175%      0.175%      0.175%     0.175%
Limited Maturity
Bond Fund                        0.275%      0.25%       0.25%       0.25%      0.25%
Money Market Fund                0.35%       0.325%      0.325%      0.30%      0.275%


The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services for the Partner Small Cap Value Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Mercator Asset Management, LP ("Mercator") and T. Rowe Price International, Inc. ("Price International") for the performance of subadvisory services for the Partner International Stock Fund. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. For purposes of determining breakpoints for the assets managed by Price International, assets managed by Price International in the Partner International Stock Portfolio will be included in determining average daily net assets.

As of April 29, 2005, the following voluntary expense reimbursements were in effect: the Technology Fund, 0.50% and 1.00% of the average daily net assets of Class A and Class B shares, respectively; the Partner Small Cap Value Fund, 0.50% of the average daily net assets of Class A, Class B and Institutional Class shares; Additionally, Class B share expenses were voluntarily reimbursed to limit expenses to 2.75% of average daily net assets for the Technology Fund and Partner International Stock Fund. These voluntary expense reimbursements may be discontinued at any time.

As of April 29, 2005, the following contractual expense reimbursements were in effect: the Small Cap Index Fund, an amount sufficient to limit the net operating expenses to an annual rate of 0.95% of the average daily net assets of the Fund; the Mid Cap Index Fund, an amount sufficient to limit the net operating expenses to an annual rate of 0.90% of the average daily net assets of the Fund; the Large Cap Index Fund, an amount sufficient to limit the net operating expenses to an annual rate of 0.60% of the average daily net assets of the Fund; the Large Cap Growth Fund, 0.80% of the average daily net assets of the Fund; the High Yield Fund II, 0.16% of the average daily net assets of the Fund; and the Money Market Fund, 0.10% of the average daily net assets of the Fund. The expiration dates for the above mentioned contractual expense reimbursements are as follows; through at least February 28, 2006 for the Small Cap Index Fund, the Mid Cap Index Fund and the Large Cap Index Fund; through at least December 31, 2005 for the Large Cap Growth Fund, High Yield Fund II, and the Money Market Fund. In addition, as of October 15, 2004 all Class B shares net operating expenses are limited to the following percentage of daily net assets of Class B shares: the Technology Fund, 3.34%; the Partner Small Cap Value Fund, 2.63%; the Small Cap Stock Fund, 2.43%; the Mid Cap Growth Fund, 2.31%; the Mid Cap Stock Fund, 2.39%; the Partner International Stock Fund, 2.79%; the Large Cap Growth Fund, 2.55%; the Large Cap Value Fund, 2.21%; the Large Cap Stock Fund, 2.24%; the Balanced Fund, 2.06%; the High Yield Fund, 1.73%; the High Yield Fund II, 2.30%; the Municipal Bond Fund, 1.50%; the Income Fund, 1.67%; the Core Bond Fund, 1.95%; the Limited Maturity Bond Fund, 0.89%; and the Money Market Fund, 1.95%. These reimbursements will be in effect as long as assets remain in the B shares.

Each non-money market Fund may invest cash in the Money Market Fund, subject to certain limitations. During the period ended April 29, 2005 all funds with the exception of the Municipal Bond Fund invested in the Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Investment Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for that Fund or the amount of the advisory fee which is charged to the Fund for its investment in Thrivent Money Market Fund.

(B) Distribution Plan -- Thrivent Investment Mgt. is also the Trust's distributor. The Trust has adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares have a Rule 12b-1 fee of 0.25% (0.125% for the Money Market Fund) of average net assets. Class B Shares have a Rule 12b-1 fee of 1.0% (0.25% for the Limited Maturity Bond Fund and 0.875% for the Money Market Fund) of average net assets.

(C) Sales Charges and Other Fees -- For the period ended April 29, 2005, Thrivent Investment Mgt. received $6,674,134 of aggregate underwriting concessions from the sales of the Trust's Class A and B shares and aggregate contingent deferred sales charges of $372,658 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain accounting personnel and services. For the period ended April 29, 2005, Thrivent Financial received aggregate fees for accounting personnel and services of $619,248 from the Trust.

The Trust has entered into an agreement with Thrivent Investment Mgt. to provide certain administrative personnel and services to the Funds. For the period ended April 29, 2005, Thrivent Investment Mgt. received aggregate fees for administrative personnel and services of $1,118,834, respectively, from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. ("Thrivent Investor Services") to provide the Funds with transfer agent services. For the period ended April 29, 2005, Thrivent Investor Services received $9,946,251 for transfer agent services from the Trust.

Each Trustee of the Funds who is not affiliated with Thrivent Financial or the Adviser receives an annual fee of $80,000 from the Funds for services as a Trustee of the Funds and Thrivent Financial Securities Lending Trust and a Director of Thrivent Series Funds, Inc. In addition, the lead independent Trustee and independent chairman each receive an additional fee of $10,000. Each Trustee is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $100,327 in fees from the Trust for the period ended April 29, 2005. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed certain reasonable expenses incurred in relation to attendance at the meetings.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.


(4) TAX INFORMATION

At October 31, 2004, the following Funds had accumulated net realized capital loss carryovers expiring as follows:


                                       Capital Loss         Expiration
Fund                                      Carryover               Year
----------------------------------------------------------------------
Technology                                 $570,441               2008
                                         13,587,499               2009
                                         13,695,973               2010
                                          1,279,762               2011
                                          1,471,537               2012
                                   ----------------
                                        $30,605,212
                                   ================
Mid Cap Growth                           $7,668,327               2008
                                         25,424,814               2009
                                         23,350,675               2010
                                          8,767,898               2011
                                   ----------------
                                        $65,211,714
                                   ================
Mid Cap Stock                           $29,154,968               2010
                                   ================
Partner International Stock             $23,741,354               2009
                                         55,324,117               2010
                                   ----------------
                                        $79,065,471
                                   ================
Large Cap Growth                        $22,494,191               2009
                                          7,054,293               2010
                                   ----------------
                                        $29,548,484
                                   ================
Large Cap Value                          $2,365,296               2009
                                         12,618,744               2010
                                          5,864,750               2011
                                   ----------------
                                        $20,848,790
                                   ================
Large Cap Stock                         $17,288,380               2008
                                        125,280,540               2009
                                         45,072,180               2010
                                   ----------------
                                       $187,641,100
                                   ================
Large Cap Index                            $419,732               2010
                                            505,544               2011
                                   ----------------
                                           $925,276
                                   ================
Large Cap Index - I                      $3,141,169               2010
                                          1,730,425               2011
                                   ----------------
                                         $4,871,594
                                   ================
High Yield                              $18,998,975               2007
                                         15,133,980               2008
                                        125,418,013               2009
                                        223,628,596               2010
                                         90,973,334               2011
                                         11,792,481               2012
                                   ----------------
                                       $485,945,379
                                   ================
High Yield II                           $38,563,635               2008
                                         14,003,544               2009
                                         12,668,032               2010
                                            324,797               2012
                                   ----------------
                                        $65,560,008
                                   ================
Municipal Bond                           $9,591,235               2007
                                            328,490               2009
                                            545,473               2012
                                   ----------------
                                        $10,465,198
                                   ================
Income                                  $12,085,418               2008
                                         17,362,752               2010
                                   ----------------
                                        $29,448,170
                                   ================
Core Bond                                $1,246,299               2012
                                   ================
Bond Index - I                             $203,398               2012
                                   ================

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Mid Cap Growth Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, and Large Cap Stock Fund, the following amounts were obtained as a result of the reorganization with LB Opportunity Growth Fund, LB World Growth Fund, LB Growth Fund, LB Value Fund, and LB Fund, respectively:


                                       Capital Loss         Expiration
Fund                                      Carryover               Year
----------------------------------------------------------------------
Mid Cap Growth                           $7,668,327               2008
                                         25,424,814               2009
                                          6,613,531               2010
                                   ----------------
                                        $39,706,672
                                   ================
Partner International Stock             $10,283,536               2009
                                          8,815,509               2010
                                   ----------------
                                        $19,099,045
                                   ================
Large Cap Growth                        $11,207,922               2009
                                          4,875,278               2010
                                   ----------------
                                        $16,083,200
                                   ================
Large Cap Value                          $2,365,296               2009
                                          4,140,620               2010
                                   ----------------
                                         $6,505,916
                                   ================
Large Cap Stock                         $17,288,380               2008
                                        125,280,540               2009
                                         45,072,180               2010
                                   ----------------
                                       $187,641,100
                                   ================

Thrivent Mutual Funds
Notes to Financial Statements
As of April 29, 2005 (unaudited)

At April 29, 2005, the gross unrealized appreciation and depreciation of investments were as follows:


                                                                                              Net Unrealized
                                            Federal         Unrealized         Unrealized       Appreciation
Fund                                       Tax Cost       Appreciation      (Depreciation)     (Depreciation)
-------------------------------------------------------------------------------------------------------------
Technology                              $58,008,439         $3,969,049       $(11,788,716)       $(7,819,667)
Partner Small Cap Value                 104,263,290          8,074,127         (5,853,505)         2,220,622
Small Cap Stock                         450,886,367         77,233,737        (18,175,336)        59,058,401
Small Cap Index                          42,698,713         10,701,715         (3,058,536)         7,643,179
Mid Cap Growth                          341,365,851         21,897,433        (16,881,215)         5,016,218
Mid Cap Stock                           925,164,961        106,839,940        (32,245,646)        74,594,294
Mid Cap Index                            55,816,067         10,836,025         (3,867,054)         6,968,971
Mid Cap Index - I                        14,447,681          5,181,115           (968,478)         4,212,637
Partner International Stock             369,733,165         31,600,918         (7,044,543)        24,556,375
Large Cap Growth                        141,891,735          6,034,203         (8,450,355)        (2,416,152)
Large Cap Value                         323,746,026         54,033,880        (10,366,674)        43,667,206
Large Cap Stock                       3,052,360,989        724,998,742        (83,688,304)       641,310,438
Large Cap Index                          93,763,367          8,162,204        (10,181,943)        (2,019,739)
Large Cap Index - I                      30,572,515          4,314,939         (4,154,827)           160,112
Balanced                                471,798,370         16,640,610        (18,401,730)        (1,761,120)
High Yield                              693,390,087         26,048,566        (25,889,936)           158,630
High Yield II                           166,442,568          3,398,940         (2,954,378)           444,562
Municipal Bond                        1,172,433,022        113,827,353         (1,101,693)       112,725,660
Income                                  760,015,134         10,413,034         (5,058,209)         5,354,825
Core Bond                               689,239,332          5,392,714         (3,661,368)         1,731,346
Bond Index - I                           27,459,789            397,650           (109,067)           288,583
Limited Maturity Bond                   183,579,444            677,369         (1,106,489)          (429,120)
Money Market                            912,796,165                 --                 --                 --


(5) DISTRIBUTIONS BY CLASS

Distributions to shareholder, by class, for the period ended April 29, 2005 and year ended October 31, 2004 were as follows:


                                                                          Net Investment Income
                                      ---------------------------------------------------------------------------------------------
                                                     April 29, 2005                                  October 31, 2004
                                      -------------------------------------------      --------------------------------------------
                                                                    Institutional                                   Institutional
Fund                                      Class A         Class B           Class         Class A         Class B           Class
--------------------------------      ---------------------------------------------------------------------------------------------
Partner Small Cap Value Fund              $60,956             $--         $60,758             $--             $--             $--
Small Cap Index Fund                       69,683              --              --              --              --              --
Mid Cap Index Fund                        108,546              --              --           6,127              --              --
Mid Cap Index Fund-I                           --              --         141,843              --              --              --
Partner International Stock Fund           52,742              --          17,440         303,032              --         140,697
Large Cap Growth Fund                      41,063              --           7,760         141,682              --          32,456
Large Cap Value Fund                    1,266,086              --         146,510         476,584          33,419          83,660
Large Cap Stock Fund                   21,399,610              --         966,075       3,233,249              --         156,199
Large Cap Index Fund                      794,013              --              --         188,833              --              --
Large Cap Index Fund-I                         --              --         457,553              --              --              --
Balanced Fund                           2,914,614          87,224       1,338,012       2,267,009          59,233       1,161,630
High Yield Fund                        22,591,296       1,018,053         405,864      44,927,119       2,384,261         819,687
High Yield Fund II                      4,918,350         164,181         155,207       4,825,734         180,843         146,855
Municipal Bond Fund                    27,155,385         589,145         111,771      36,988,547       1,019,225         161,403
Income Fund                            11,877,331         397,441         718,869      23,668,888         892,216       1,228,823





Thrivent Mutual Funds
Notes to Financial Statements
As of April 29, 2005 (unaudited)

(5) DISTRIBUTIONS BY CLASS -- continued


                                                                          Net Investment Income
                                      ---------------------------------------------------------------------------------------------
                                                     April 29, 2005                                  October 31, 2004
                                      -------------------------------------------      --------------------------------------------
                                                                    Institutional                                   Institutional
Fund                                      Class A         Class B           Class         Class A         Class B           Class
--------------------------------      ---------------------------------------------------------------------------------------------
Core Bond Fund                         $9,125,373        $193,415        $775,573      $9,763,845        $220,552        $831,063
Bond Index Fund-I                              --              --         595,790              --              --         734,285
Limited Maturity Bond Fund              1,924,162          31,874         168,327       2,809,251         118,669         393,688
Money Market Fund                       5,017,229          16,453       2,492,552       1,569,788           4,887         752,750




                                                 Net Investment Income
                                      -------------------------------------------
                                                     April 30, 2004
                                      -------------------------------------------
                                                                    Institutional
Fund                                      Class A         Class B           Class
--------------------------------      -------------------------------------------
Large Cap Stock Fund                  $10,195,390             $--        $624,423
Large Cap Index Fund                      450,406              --              --
Balanced Fund                           4,643,481         143,357       2,448,221
High Yield Fund II                      9,192,442         384,178         270,708
Core Bond Fund                         21,399,539         454,489       1,468,011
Money Market Fund                         976,431           1,593         618,895




                                                                         Net Realized Gains
                                      ---------------------------------------------------------------------------------------------
                                                     April 29, 2005                                  October 31, 2004
                                      -------------------------------------------      --------------------------------------------
                                                                    Institutional                                   Institutional
Fund                                      Class A         Class B           Class         Class A         Class B           Class
--------------------------------      ---------------------------------------------------------------------------------------------
CorePartner Small Cap Value Fund       $8,343,475        $713,424      $1,814,181      $1,273,313        $115,143        $260,592
Small Cap Stock Fund                   20,078,791       1,326,981         550,449      21,984,118       1,544,318         611,735
Small Cap Index Fund                      276,597              --              --       1,238,820              --              --
Mid Cap Index Fund                        213,705              --              --              --              --              --
Mid Cap Index Fund-I                           --              --         571,863              --              --         467,289
Large Cap Stock Fund                           --              --              --     513,070,734      14,025,778      15,594,285
Balanced Fund                           4,255,139         257,863       1,626,891              --              --              --
Municipal Bond Fund                            --              --              --       3,259,485         118,588          12,930
Core Bond Fund                                 --              --              --         446,614          13,140          34,078
Bond Index Fund-I                              --              --              --              --              --          35,615
Limited Maturity Bond                     282,528           4,817          21,933         891,977          58,322         141,560




                                                   Net Realized Gains
                                      -------------------------------------------
                                                     April 30, 2004
                                      -------------------------------------------
                                                                    Institutional
Fund                                      Class A         Class B           Class
--------------------------------      -------------------------------------------
Small Cap Index Fund                     $103,953         $12,335             $--





Thrivent Mutual Funds
Notes to Financial Statements
As of April 29, 2005 (unaudited)

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the period ended April 29, 2005, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                   In thousands
                                          ----------------------------
Fund                                      Purchases              Sales
-----------------------------------------------------------------------
Technology Fund                             $11,129            $10,960
Partner Small Cap Value Fund                 42,990             26,519
Small Cap Stock Fund                        228,450            233,267
Small Cap Index Fund                          9,372              3,645
Mid Cap Growth Fund                         249,265            265,020
Mid Cap Stock Fund                          401,886            444,386
Mid Cap Index Fund                           10,161              6,043
Mid Cap Index Fund-I                          4,082              4,791
Partner International Stock Fund             72,527             56,320
Large Cap Growth Fund                        94,561             68,974
Large Cap Value Fund                         90,098             75,672
Large Cap Stock Fund                        647,112            785,701
Large Cap Index Fund                         17,319              4,835
Large Cap Index Fund-I                        2,162              1,831
Balanced Fund                               458,563            456,122
High Yield Fund                             175,399            177,402


                                                    In thousands
                                          ----------------------------
Fund                                      Purchases              Sales
-----------------------------------------------------------------------
High Yield Fund II                          $40,231            $43,754
Municipal Bond Fund                          39,526             32,594
Income Fund                                 605,196            615,057
Core Bond Fund                              875,221            894,153
Bond Index Fund-I                            41,114             45,263
Limited Maturity Bond Fund                  199,846            182,634


Purchases and sales of U.S. Government securities were:

                                                    In thousands
                                          ----------------------------
Fund                                      Purchases              Sales
-----------------------------------------------------------------------
Large Cap Growth Fund                          $829             $1,205
Large Cap Value Fund                            113              2,664
Large Cap Stock Fund                            680              9,488
Large Cap Index Fund                            155                 --
Large Cap Index Fund-I                           27                 --
Balanced Fund                                28,926             32,920
Income Fund                                 113,874             83,514
Core Bond Fund                              114,246             91,610
Bond Index Fund-I                             4,127              8,320
Limited Maturity Bond Fund                   31,855             35,765

(B) Investments in Restricted Securities -- The High Yield Fund and High Yield Fund II own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $6,874,950 and $500 at April 29, 2005, which represented 1.12% and 0.00% of the net assets of the High Yield Fund and High Yield Fund II, respectively. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield Fund and the High Yield Fund II invest primarily in high-yielding fixed-income securities. Each of the other Funds except the Municipal Bond Fund and the Money Market Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the period ended April 29, 2005, were as follows:

                                             Large Cap Growth Fund
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at October 31, 2004                      14               $629
Opened                                          352             42,625
Closed                                         (260)           (30,696)
Expired                                         (82)           (10,114)
Exercised                                       (22)            (1,780)
                                     --------------       ------------
Balance at April 29, 2005                         2               $664
                                     ==============       ============


Thrivent Mutual Funds
Notes to Financial Statements
As of April 29, 2005 (unaudited)

(6) SECURITY TRANSACTIONS -- continued

(E) Written Option Contracts -- continued


                                                   Balanced Fund
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at October 31, 2004                      --                $--
Opened                                          357            148,302
Closed                                         (325)          (138,382)
Expired                                         (32)            (9,920)
Exercised                                        --                 --
                                     --------------       ------------
Balance at April 29, 2005                        --                $--
                                     ==============       ============


                                                   Income Fund
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at October 31, 2004                      --                $--
Opened                                        1,107            460,176
Closed                                       (1,020)          (433,206)
Expired                                         (87)           (26,970)
Exercised                                        --                 --
                                     --------------       ------------
Balance at April 29, 2005                        --                $--
                                     ==============       ============


                                                  Core Bond Fund
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at October 31, 2004                      --                $--
Opened                                        1,344            558,828
Closed                                       (1,234)          (524,728)
Expired                                        (110)           (34,100)
Exercised                                        --                 --
                                     --------------       ------------
Balance at April 29, 2005                        --                $--
                                     ==============       ============


                                           Limited Maturity Bond Fund
                                     ---------------------------------
                                          Number of            Premium
                                          Contracts             Amount
-----------------------------------------------------------------------
Balance at October 31, 2004                      --               $ --
Opened                                          157             65,136
Closed                                         (142)           (60,486)
Expired                                         (15)            (4,650)
Exercised                                        --                 --
                                     --------------       ------------
Balance at April 29, 2005                        --                $--
                                     ==============       ============


(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the period ended April 29, 2005, in the Money Market Fund, is as follows:


                                          Gross           Gross      Balance of Shares                         Dividend Income
                                  Purchases and       Sales and         Held April 29,               Value       Period Ending
                                      Additions      Reductions                   2005      April 29, 2005      April 29, 2005
------------------------------------------------------------------------------------------------------------------------------
Technology Fund                      $8,720,869      $8,329,647              2,117,112          $2,117,112             $19,114
Partner Small Cap Value Fund         13,008,133      15,816,348              1,132,135           1,132,135              26,732
Small Cap Stock Fund                 40,560,296      40,241,429             21,223,378          21,223,378             200,813
Small Cap Index Fund                  5,921,111       5,492,303              1,226,761           1,226,761              13,385
Mid Cap Growth Fund                  56,828,634      59,167,095              9,479,298           9,479,298              90,888
Mid Cap Stock Fund                    2,379,221       1,222,253             26,744,329          26,744,329             264,811
Mid Cap Index Fund                    6,170,006       5,853,493              1,304,483           1,304,483              15,865
Mid Cap Index Fund-I                  4,510,315       4,616,281                669,235             669,235               5,593
Partner International Stock Fund     14,991,111      13,294,533              5,896,219           5,896,219              40,307
Large Cap Growth Fund                18,727,146      18,667,496              2,016,091           2,016,091              28,666
Large Cap Value Fund                 46,598,533      48,119,141              1,982,359           1,982,359              78,750
Large Cap Stock Fund                  1,454,334         858,166             27,022,743          27,022,743             266,099
Large Cap Index Fund                 11,774,073      12,082,285              1,947,688           1,947,688              27,516
Large Cap Index Fund-I                3,554,624       3,511,438                365,261             365,261               6,393
Balanced Fund                           178,405         506,282             19,385,911          19,385,911             194,623
High Yield Fund                      89,534,255      87,642,084             22,649,039          22,649,039             214,408
High Yield Fund II                   22,110,913      23,235,659              4,706,024           4,706,024              42,751
Income Fund                          12,273,553      12,138,990             27,012,707          27,012,707             261,257
Core Bond Fund                          319,690         980,147             24,076,170          24,076,170             241,461
Bond Index Fund-I                     1,417,851       1,705,437                911,460             911,460              11,467
Limited Maturity Bond Fund            1,152,344              --              6,865,562           6,865,562              64,714



Thrivent Mutual Funds
Notes to Financial Statements
As of April 29, 2005 (unaudited)

A summary of transactions for the period ended April 29, 2005, in the Thrivent Financial Securities Lending Trust, is as follows:


                                            Gross           Gross     Balance of Shares
                                    Purchases and       Sales and        Held April 29,              Value
                                        Additions      Reductions                  2005     April 29, 2005
-----------------------------------------------------------------------------------------------------------
Technology Fund                       $10,601,559     $10,403,431             3,458,634         $3,458,634
Partner Small Cap Value Fund           32,165,893      29,869,196            13,716,823         13,716,823
Small Cap Stock Fund                  250,887,307     249,572,075            69,042,370         69,042,370
Small Cap Index Fund                   12,984,044      11,769,196             8,470,325          8,470,325
Mid Cap Growth Fund                   140,678,037     122,462,710            51,267,517         51,267,517
Mid Cap Stock Fund                    420,984,207     438,186,655           123,664,645        123,664,645
Mid Cap Index Fund                     15,513,493      14,664,487             6,850,864          6,850,864
Mid Cap Index Fund-I                    3,694,879       3,620,953             1,370,540          1,370,540
Partner International Stock Fund      130,374,732      98,131,111            80,222,710         80,222,710
Large Cap Growth Fund                  20,437,556      16,927,082             5,164,608          5,164,608
Large Cap Value Fund                   58,916,917      51,439,248            13,313,900         13,313,900
Large Cap Stock Fund                  916,903,774     837,950,057           117,842,235        117,842,235
Large Cap Index Fund                    6,242,364       5,290,557             1,773,570          1,773,570
Large Cap Index Fund-I                  2,177,835       2,206,282               294,526            294,526
Balanced Fund                         119,223,342     106,381,293            48,022,308         48,022,308
High Yield Fund                       153,175,536     168,364,025            81,872,595         81,872,595
High Yield Fund II                     56,217,414      51,473,232            29,495,345         29,495,345
Income Fund                           219,651,998     235,479,829           102,226,320        102,226,320
Core Bond Fund                        219,105,758     176,492,713            91,581,453         91,581,453
Bond Index Fund-I                      15,779,999      18,333,970             4,439,911          4,439,911
Limited Maturity Bond Fund             79,855,748      77,816,871            19,991,350         19,991,350



(8) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Transactions in Fund shares were as follows:


                                                                              Technology Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        4,806,864    $15,567,018        478,699     $1,515,638         15,237        $52,999
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (3,544,283)   (11,544,431)      (290,521)      (892,403)        (3,779)       (13,549)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,262,581     $4,022,587        188,178       $623,235         11,458        $ 9,450
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        1,101,807     $3,480,815        122,735       $372,864             --            $--
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (1,107,219)    (3,504,722)      (111,412)      (338,348)        (2,434)        (7,942)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     (5,412)      $(23,907)        11,323        $34,516         (2,434)       $(7,942)
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        1,409,483     $4,745,872         14,263        $46,147          3,449        $12,581
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (1,350,449)    (4,540,166)      (108,556)      (352,777)       (20,822)       (73,609)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     59,034       $205,706        (94,293)     $(306,630)       (17,373)      $(61,028)
                                        =============  =============  =============  =============  =============  =============


                                                                       Partner Small Cap Value Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,231,692    $15,453,286        133,641     $1,636,852        401,305     $4,993,888
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                     (472,176)    (5,830,858)       (22,832)      (280,334)       (62,832)      (748,439)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    759,516     $9,622,428        110,809     $1,356,518        338,473     $4,245,449
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                          742,406    $10,112,865         65,575       $871,219        195,176     $2,747,242
Dividends and distributions reinvested         90,752      1,266,898          8,403        114,535         18,210        260,592
Redeemed                                     (259,660)    (3,526,731)      (115,284)    (1,578,984)       (48,458)      (668,148)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    573,498     $7,853,032        (41,306)     $(593,230)       164,928     $2,339,686
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        1,112,149    $15,329,854         20,408       $277,021        333,047     $4,757,986
Dividends and distributions reinvested        619,578      8,353,114         54,502        711,264        134,623      1,874,938
Redeemed                                     (427,129)    (5,796,100)       (32,626)      (433,122)       (67,834)      (954,521)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,304,598    $17,886,868         42,284       $555,163        399,836     $5,678,403
                                        =============  =============  =============  =============  =============  =============

                                                                           Small Cap Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,342,207    $50,108,302        342,789     $4,814,140        104,729     $1,652,803
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (3,279,853)   (48,832,120)      (621,536)    (8,523,200)       (29,772)      (487,580)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     62,354     $1,276,182       (278,747)   $(3,709,060)        74,957     $1,165,223
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        1,260,434    $19,945,439        126,878     $1,847,151          5,319        $88,882
Dividends and distributions reinvested      1,347,313     21,853,599        102,365      1,536,504         31,839        541,258
Redeemed                                   (1,512,435)   (23,934,542)      (227,849)    (3,338,952)        (7,213)      (123,060)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,095,312    $17,864,496          1,394        $44,703         29,945       $507,080
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        1,851,663    $31,369,678         31,346      $ 488,596         23,967       $434,108
Dividends and distributions reinvested      1,169,383     19,951,385         84,623      1,324,913         27,428        493,052
Redeemed                                   (1,756,267)   (29,797,276)      (288,158)    (4,498,552)       (40,328)      (720,694)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,264,779    $21,523,787       (172,189)   $(2,685,043)        11,067       $206,466
                                        =============  =============  =============  =============  =============  =============


                                                              Small Cap Index Fund
                                        ----------------------------------------------------------
                                                     Class A                       Class B
                                        ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------
Sold                                          759,328     $8,765,026        125,231     $1,438,820
Dividends and distributions reinvested          8,435        102,742          1,040         12,300
Redeemed                                     (264,570)    (3,014,785)       (13,264)      (146,498)
                                        -------------  -------------  -------------  -------------
Net change                                    503,193     $5,852,983        113,007     $1,304,622
                                        =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        1,404,271    $17,285,116         (5,828)      $(70,292)
Dividends and distributions reinvested         97,161      1,225,204             --             --
Redeemed                                   (1,504,389)   (18,810,175)      (366,594)    (4,286,987)
                                        -------------  -------------  -------------  -------------
Net change                                     (2,957)     $(299,855)      (372,422)   $(4,357,279)
                                        =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                          707,088     $9,512,663             --            $--
Dividends and distributions reinvested         25,107        342,605             --             --
Redeemed                                     (243,675)    (3,284,352)            --             --
                                        -------------  -------------  -------------  -------------
Net change                                    488,520     $6,570,916             --            $--
                                        =============  =============  =============  =============


                                                                          Mid Cap Growth Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2004                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        2,055,600    $24,128,164        571,582     $6,410,188        278,617     $3,428,236
Issued in connection with merger           10,611,233    129,278,193        892,327     10,310,007         41,441        528,975
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (2,161,125)   (26,804,122)      (889,797)   (10,565,737)      (128,402)    (1,661,609)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 10,505,708   $126,602,235        574,112     $6,154,458        191,656     $2,295,602
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        1,567,778    $21,280,838         21,044       $264,798         32,050       $452,712
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (2,044,581)   (27,671,385)      (631,559)    (8,081,502)       (73,153)    (1,025,976)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (476,803)   $(6,390,547)      (610,515)   $(7,816,704)       (41,103)     $(573,264)
                                        =============  =============  =============  =============  =============  =============


                                                                           Mid Cap Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        4,574,691    $60,126,709        427,350     $5,204,771        375,149     $5,057,016
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (7,956,658)  (103,176,578)      (620,611)    (7,370,345)      (280,523)    (3,823,823)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (3,381,967)  $(43,049,869)      (193,261)   $(2,165,574)        94,626     $1,233,193
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        1,633,396    $23,020,155        145,769     $1,877,243        145,257     $2,131,966
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (3,311,971)   (46,730,644)      (231,560)    (2,975,557)      (161,084)    (2,355,628)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (1,678,575)  $(23,710,489)       (85,791)   $(1,098,314)       (15,827)     $(223,662)
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        2,271,746    $36,232,912         38,790       $557,522        187,974     $3,129,577
Dividends and distributions reinvested             --             --             --             --             --             --
Redeemed                                   (3,553,228)   (56,623,447)      (315,180)    (4,589,208)      (138,920)    (2,297,057)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (1,281,482)  $(20,390,535)      (276,390)   $(4,031,686)        49,054       $832,520
                                        =============  =============  =============  =============  =============  =============

                                                                Mid Cap Index Fund                      Mid Cap Index Fund-I
                                        ----------------------------------------------------------  ----------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,077,267    $11,716,850        163,505     $1,744,648        786,601     $8,854,724
Dividends and distributions reinvested             --             --             --             --         25,553        298,459
Redeemed                                   (1,079,523)   (10,697,111)       (26,853)      (282,042)      (449,628)    (5,201,164)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     (2,256)    $1,019,739        136,652     $1,462,606        362,526     $3,952,019
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        1,021,029    $11,631,612            289         $3,191      2,151,007    $25,620,513
Dividends and distributions reinvested            546          6,053             --             --         36,279        433,175
Redeemed                                     (225,256)    (2,592,956)      (487,318)    (5,337,751)    (3,419,569)   (40,604,961)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    796,319     $9,044,709       (487,029)   $(5,334,560)    (1,232,283)  $(14,551,273)
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                          709,614     $9,016,011             --            $--        254,341     $3,146,697
Dividends and distributions reinvested         24,918        319,435             --             --         55,097        684,234
Redeemed                                     (362,914)    (4,615,498)            --             --       (308,421)    (3,837,917)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    371,618     $4,719,948             --            $--          1,017        $(6,986)
                                        =============  =============  =============  =============  =============  =============



                                                                       Partner International Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2004                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        2,364,771    $21,071,170        313,189     $2,714,013         65,475       $623,973
Issued in connection with merger           19,027,683    152,596,813        971,614      7,660,968        434,570      3,134,815
Dividends and distributions reinvested         32,978        298,809             --             --         14,909        140,291
Redeemed                                   (1,782,300)   (15,887,045)      (427,424)    (3,701,765)      (275,228)    (2,601,408)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 19,643,132   $158,079,747        857,379     $6,673,216        239,726     $1,297,671
                                         =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        4,026,221    $39,949,210         58,613       $561,404        268,268     $2,724,605
Dividends and distributions reinvested          5,166         52,042             --             --          1,557         15,897
Redeemed                                   (1,733,443)   (17,089,383)      (382,532)    (3,684,673)       (26,865)      (271,065)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  2,297,944    $22,911,869       (323,919)  $ (3,123,269)       242,960     $2,469,437
                                        =============  =============  =============  =============  =============  =============

                                                                          Large Cap Growth Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2004                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,550,500    $21,959,403        553,914     $4,118,996        391,031    $ 4,562,413
Issued in connection with merger           13,812,952     36,025,360      2,809,120      3,733,228      1,442,515      3,114,548
Dividends and distributions reinvested         12,690        139,340             --             --          2,580         29,721
Redeemed                                   (1,191,736)    (7,461,718)      (231,562)    (1,497,423)      (208,611)    (2,371,551)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 16,184,406    $50,662,385      3,131,472     $6,354,801      1,627,515     $5,335,131
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        7,798,762    $36,084,040        116,913       $515,880         46,182       $227,090
Dividends and distributions reinvested          8,450         40,643             --             --          1,389          7,042
Redeemed                                   (1,621,144)    (7,505,232)      (460,563)    (2,039,137)      (690,322)    (3,402,426)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  6,186,068    $28,619,451       (343,650)   $(1,523,257)      (642,751)   $(3,168,294)
                                        =============  =============  =============  =============  =============  =============

                                                                            Large Cap Value Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2004                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,699,605    $22,129,671        265,199     $3,456,925        202,382     $2,611,219
Issued in connection with merger           19,232,539    214,351,706        620,825      6,447,542      1,147,248     12,769,293
Dividends and distributions reinvested         34,922        467,277          2,498        $33,179            653          8,762
Redeemed                                   (1,183,749)   (15,305,346)      (155,690)    (2,001,228)       (92,416)    (1,211,835)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 19,783,317   $221,643,308        732,832     $7,936,418      1,257,867    $14,177,439
                                         =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        2,315,555    $32,380,636         40,770       $563,844        677,710     $9,504,833
Dividends and distributions reinvested         86,768      1,230,371             --             --          8,810        125,281
Redeemed                                   (1,636,504)   (22,876,164)      (211,371)    (2,928,478)      (331,918)    (4,726,726)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    765,819    $10,734,843       (170,601)   $(2,364,634)       354,602     $4,903,388
                                        =============  =============  =============  =============  =============  =============




                                                                          Large Cap Stock Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        6,751,343   $191,018,783        562,079    $15,122,456        633,557    $17,877,502
Dividends and distributions reinvested        359,246     10,051,966             --             --         20,616        577,002
Redeemed                                  (13,157,567)  (370,317,835)    (1,187,337)   (31,754,804)      (430,599)   (12,332,453)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (6,046,978) $(169,247,086)      (625,258)  $(16,632,348)       223,574     $6,122,051
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        3,051,135    $78,745,630        287,566     $6,852,937        233,966     $5,999,754
Issued in connection with merger           31,412,345    729,068,165      2,655,938     57,377,788      1,215,070     28,316,042
Dividends and distributions reinvested     21,708,014    508,624,786        641,473     13,990,530        631,690     14,863,662
Redeemed                                   (8,896,997)  (224,972,207)      (782,350)   (18,324,778)      (312,239)    (7,928,296)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 47,274,497 $1,091,466,374      2,802,627    $59,896,477      1,768,487    $41,251,162
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        4,248,864   $106,827,911         27,228       $632,336        414,921    $10,526,805
Dividends and distributions reinvested        825,463     21,106,165             52          1,138         35,618        914,311
Redeemed                                  (11,035,574)  (277,327,079)    (1,081,573)   (25,381,985)      (359,243)    (9,086,640)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (5,961,247) $(149,393,003)    (1,054,293)  $(24,748,511)        91,296     $2,354,476
                                        =============  =============  =============  =============  =============  =============

                                                                Large Cap Index                         Large Cap Index Fund-I
                                        ----------------------------------------------------------  ----------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        1,392,569     $9,982,529      2,957,536    $21,872,449        454,015     $3,314,531
Dividends and distributions reinvested         66,171        498,930         58,659        445,806             --             --
Redeemed                                   (7,488,824)   (49,652,493)      (707,716)    (5,182,368)      (144,682)      (980,418)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (6,030,084)  $(39,171,034)     2,308,479    $17,135,887        309,333     $2,334,113
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        3,656,440    $27,808,082           (106)          $266        379,803     $2,892,903
Dividends and distributions reinvested         25,088        186,653             --             --             --             --
Redeemed                                     (595,096)    (4,545,027)      (855,054)    (6,293,202)      (387,829)    (2,953,200)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  3,086,432    $23,449,708       (855,160)   $(6,292,936)        (8,026)      $(60,297)
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        2,242,165    $18,237,177             --            $--        448,054     $3,642,064
Dividends and distributions reinvested         94,993        788,440             --             --         54,311        446,979
Redeemed                                     (796,012)    (6,469,028)            --             --       (418,421)    (3,401,785)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,541,146    $12,556,589             --            $--         83,944       $687,258
                                        =============  =============  =============  =============  =============  =============




                                                                               Balanced Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,776,828    $43,526,295        463,346     $5,319,971        514,280     $5,834,784
Dividends and distributions reinvested        395,804      4,525,726         12,555        142,480        214,186      2,445,230
Redeemed                                   (4,583,294)   (52,689,198)      (677,332)    (7,751,445)    (1,219,918)   (14,074,212)
                                        -------------------------------------------------------------------------------------------
Net change                                   (410,662)   $(4,637,177)      (201,431)   $(2,288,994)      (491,452)   $(5,794,198)
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        1,816,992    $21,021,555        161,973     $1,865,064        131,304     $1,518,211
Dividends and distributions reinvested        189,492      2,213,531          5,064         58,887         99,438      1,160,233
Redeemed                                   (2,284,043)   (26,471,724)      (275,708)    (3,172,804)      (585,322)    (6,751,213)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (277,559)   $(3,236,638)      (108,671)   $(1,248,853)      (354,580)   $(4,072,769)
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        2,011,613    $24,153,478          9,517       $114,385         70,381       $845,875
Dividends and distributions reinvested        584,092      7,030,611         28,544        342,119        246,222      2,961,299
Redeemed                                   (2,218,896)   (26,630,373)      (276,302)    (3,302,602)      (766,906)    (9,207,916)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    376,809     $4,553,716       (238,241)   $(2,846,098)      (450,303)   $(5,400,742)
                                        =============  =============  =============  =============  =============  =============

                                                                              High Yield Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2004                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       12,967,036    $66,613,441      1,277,916     $6,562,757        193,689       $996,646
Dividends and distributions reinvested      6,162,299     31,656,410        346,863      1,781,502         87,153        447,945
Redeemed                                  (18,317,905)   (93,891,744)    (2,462,908)   (12,641,951)      (491,310)    (2,514,135)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    811,430     $4,378,107       (838,129)   $(4,297,692)      (210,468)   $(1,069,544)
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        7,274,814    $38,024,311         57,192       $299,631        125,997       $658,689
Dividends and distributions reinvested      3,094,519     16,073,249        146,493        761,296         43,698        227,175
Redeemed                                  (10,096,116)   (52,614,793)    (1,034,994)    (5,414,779)      (107,187)      (563,546)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    273,217     $1,482,767       (831,309)   $(4,353,852)        62,508       $322,318
                                        =============  =============  =============  =============  =============  =============


                                                                             High Yield Fund II
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        5,669,568    $37,096,535        367,922     $2,408,588         90,909       $601,573
Dividends and distributions reinvested        944,456      6,171,574         37,212        243,215         30,328        198,104
Redeemed                                   (4,676,650)   (30,579,003)      (417,293)    (2,720,137)       (60,672)      (399,956)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,937,374    $12,689,106        (12,159)      $(68,334)        60,565       $399,721
                                         =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        1,533,085     $9,966,887         91,413       $594,958         54,640       $364,301
Dividends and distributions reinvested        512,210      3,352,223         19,893        130,190         15,753        103,030
Redeemed                                   (2,016,152)   (13,123,612)      (175,041)    (1,138,997)       (13,071)       (85,367)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                     29,143       $195,498        (63,735)     $(413,849)        57,322       $381,964
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        1,028,470     $6,884,864          6,774        $45,231         43,398       $289,606
Dividends and distributions reinvested        519,276      3,450,924         18,224        121,185         16,553        109,909
Redeemed                                   (1,972,009)   (13,172,573)      (179,882)    (1,203,835)       (71,363)      (480,551)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (424,263)   $(2,836,785)      (154,884)   $(1,037,419)       (11,412)      $(81,036)
                                        =============  =============  =============  =============  =============  =============

                                                                             Municipal Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2004                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        5,283,299    $52,498,243        373,718     $3,555,759         45,330       $469,448
Issued in connection with merger           40,830,245    593,690,801        594,393     11,997,514        186,112      2,600,492
Dividends and distributions reinvested      3,255,331     32,523,962        104,651      1,022,731         13,318        129,681
Redeemed                                  (10,602,532)  (106,080,699)      (793,867)    (7,713,169)       (87,338)      (886,137)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 38,766,343   $572,632,307        278,895     $8,862,835        157,422     $2,313,484
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        4,410,808    $50,713,004         10,458       $119,589         28,515       $326,387
Dividends and distributions reinvested      1,884,096     21,623,852         44,414        509,679          5,068         58,155
Redeemed                                   (5,967,418)   (68,535,330)      (276,990)    (3,182,914)      (115,361)    (1,316,676)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                    327,486     $3,801,526       (222,118)   $(2,553,646)       (81,778)     $(932,134)
                                        =============  =============  =============  =============  =============  =============


                                                                                 Income Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2004                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        3,887,866    $34,112,612        542,851     $4,763,702      1,157,800    $10,116,173
Dividends and distributions reinvested      2,169,580     19,032,301         90,647        793,369        108,872        954,061
Redeemed                                  (10,849,302)   (95,065,549)    (1,234,123)   (10,800,307)      (874,855)    (7,665,479)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (4,791,856)  $(41,920,636)      (600,625)   $(5,243,236)       391,817     $3,404,755
                                         =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        2,534,366    $22,270,348         20,456       $180,354        597,516     $5,263,192
Dividends and distributions reinvested      1,097,584      9,623,666         40,698        356,052         67,617        592,221
Redeemed                                   (4,673,487)   (41,059,130)      (409,537)    (3,592,173)      (203,657)    (1,792,855)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (1,041,537)   $(9,165,116)      (348,383)   $(3,055,767)       461,476     $4,062,558
                                        =============  =============  =============  =============  =============  =============

                                                                               Core Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        5,653,487    $58,308,498        383,777     $3,959,757      1,378,445    $14,193,753
Dividends and distributions reinvested      1,812,181     18,654,274         39,732        409,278        113,584      1,169,915
Redeemed                                  (13,119,716)  (135,051,219)      (380,664)    (3,925,602)      (925,273)    (9,539,157)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                 (5,654,048)  $(58,088,447)        42,845       $443,433        566,756    $ 5,824,511
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                        2,865,571    $29,002,899        113,437     $1,145,892        290,180     $2,925,806
Dividends and distributions reinvested        841,258      8,942,614         20,091        216,618         64,941        687,894
Redeemed                                   (4,633,806)   (46,858,735)      (162,999)    (1,648,832)      (220,235)    (2,224,598)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (926,977)   $(8,913,222)       (29,471)     $(286,322)       134,886     $1,389,102
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        2,923,128    $29,714,803         13,944       $141,939        251,336     $2,557,395
Dividends and distributions reinvested        790,364      8,020,084         17,756        180,338         59,305        601,879
Redeemed                                   (4,101,537)   (41,683,507)      (157,508)    (1,600,347)      (468,089)    (4,765,965)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                   (388,045)   $(3,948,620)      (125,808)   $(1,278,070)      (157,448)   $(1,606,691)
                                        =============  =============  =============  =============  =============  =============



                                               Bond Index Fund-I
                                        -----------------------------
                                              Institutional Class
                                        -----------------------------
Year Ended April 30, 2004                      Shares         Amount
------------------------------          -------------  -------------
Sold                                          288,268     $3,085,266
Dividends and distributions reinvested        343,233      3,576,837
Redeemed                                   (3,999,283)   (43,993,681)
                                        -------------  -------------
Net change                                 (3,367,782)  $(37,331,578)
                                        =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                           92,888       $938,552
Dividends and distributions reinvested         66,095        667,845
Redeemed                                   (1,496,977)   (14,929,702)
                                        -------------  -------------
Net change                                 (1,337,994)  $(13,323,305)
                                        =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                           80,841       $816,560
Dividends and distributions reinvested         54,968        555,392
Redeemed                                     (941,627)    (9,434,570)
                                        -----------------------------
Net change                                   (805,818)   $(8,062,618)
                                        =============  =============

                                                                         Limited Maturity Bond Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2004                    Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                        5,568,801    $72,051,989         47,393       $610,409        107,663     $1,399,167
Dividends and distributions reinvested        274,005      3,545,407          2,733         35,373         11,666        150,913
Redeemed                                   (3,518,146)   (45,476,073)      (358,634)    (4,579,334)      (490,310)    (6,281,856)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  2,324,660    $30,121,323       (308,508)   $(3,933,552)      (370,981)   $(4,731,776)
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                        2,860,083    $36,529,445          4,981        $62,516         55,508       $710,630
Dividends and distributions reinvested        165,645      2,112,464          1,392         17,748          5,943         75,781
Redeemed                                   (1,969,083)   (25,118,566)       (12,028)      (152,877)      (278,569)    (3,533,178)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                  1,056,645    $13,523,343         (5,655)      $(72,613)      (217,118)   $(2,746,767)
                                        =============  =============  =============  =============  =============  =============


                                                                            Money Market Fund
                                        ----------------------------------------------------------------------------------------
                                                     Class A                        Class B              Institutional Class
                                        ----------------------------  ----------------------------  ----------------------------
Year Ended April 30, 2004                      Shares         Amount         Shares         Amount         Shares         Amount
------------------------------          -------------  -------------  -------------  -------------  -------------  -------------
Sold                                      269,520,767   $269,520,767      1,422,984     $1,422,984    480,119,771   $480,119,771
Dividends and distributions reinvested        956,917        956,917          1,462          1,462        538,327        538,327
Redeemed                                 (357,898,855)  (357,898,855)    (2,453,006)    (2,453,006)  (457,461,310)  (457,461,310)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (87,421,171)  $(87,421,171)    (1,028,560)   $(1,028,560)    23,196,788    $23,196,788
                                        =============  =============  =============  =============  =============  =============

Period Ended October 31, 2004
------------------------------
Sold                                      273,485,180   $273,485,177      1,426,695     $1,426,696    332,158,782   $332,158,782
Issued in connection with merger          450,318,699    450,318,699        853,031        853,031      6,797,312      6,797,312
Dividends and distributions reinvested      1,644,396      1,644,396          4,933          4,933        688,399        688,399
Redeemed                                 (300,865,031)  (300,865,031)    (1,220,775)    (1,220,775)  (208,578,274)  (208,578,274)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                424,583,244   $424,583,241      1,063,884     $1,063,885    131,066,219   $131,066,219
                                        =============  =============  =============  =============  =============  =============

Six Months Ended April 29, 2005 (unaudited)
-------------------------------------------
Sold                                      387,734,513   $387,734,514        375,550       $375,549    414,045,950   $414,045,950
Dividends and distributions reinvested      4,936,765      4,936,763         16,079         16,079      2,349,403      2,349,403
Redeemed                                 (427,480,348)  (427,480,346)    (1,013,243)    (1,013,243)  (416,803,305)  (416,803,305)
                                        -------------  -------------  -------------  -------------  -------------  -------------
Net change                                (34,809,070)  $(34,809,069)      (621,614)     $(621,615)      (407,952)     $(407,952)
                                        =============  =============  =============  =============  =============  =============



Thrivent Mutual Funds
Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          $3.28            $--           $(0.16)         $(0.16)
Period Ended 10/31/2004(e)                       3.20          (0.02)            0.10            0.08
Year Ended 4/30/2004                             2.50          (0.03)            0.73            0.70
Year Ended 4/30/2003                             3.15          (0.05)           (0.60)          (0.65)
Year Ended 4/30/2002                             5.13          (0.06)           (1.92)          (1.98)
Period Ended 4/30/2001(f)                       10.00          (0.05)           (4.82)          (4.87)

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           3.16          (0.01)           (0.15)          (0.16)
Period Ended 10/31/2004(e)                       3.09          (0.03)            0.10            0.07
Year Ended 4/30/2004                             2.43          (0.04)            0.70            0.66
Year Ended 4/30/2003                             3.09          (0.06)           (0.60)          (0.66)
Year Ended 4/30/2002                             5.10          (0.09)           (1.92)          (2.01)
Period Ended 4/30/2001(f)                       10.00          (0.09)           (4.81)          (4.90)

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           3.42           0.01            (0.17)          (0.16)
Period Ended 10/31/2004(e)                       3.32          (0.01)            0.11            0.10
Year Ended 4/30/2004                             2.59          (0.02)            0.75            0.73
Year Ended 4/30/2003                             3.22          (0.02)           (0.61)          (0.63)
Year Ended 4/30/2002                             5.19          (0.03)           (1.94)          (1.97)
Period Ended 4/30/2001(f)                       10.00          (0.02)           (4.79)          (4.81)

---------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)            $--            $--            $--           $3.12
Period Ended 10/31/2004(e)                         --             --             --            3.28
Year Ended 4/30/2004                               --             --             --            3.20
Year Ended 4/30/2003                               --             --             --            2.50
Year Ended 4/30/2002                               --             --             --            3.15
Period Ended 4/30/2001(f)                          --             --             --            5.13

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --             --            3.00
Period Ended 10/31/2004(e)                         --             --             --            3.16
Year Ended 4/30/2004                               --             --             --            3.09
Year Ended 4/30/2003                               --             --             --            2.43
Year Ended 4/30/2002                               --             --             --            3.09
Period Ended 4/30/2001(f)                          --             --             --            5.10

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --             --            3.26
Period Ended 10/31/2004(e)                         --             --             --            3.42
Year Ended 4/30/2004                               --             --             --            3.32
Year Ended 4/30/2003                               --             --             --            2.59
Year Ended 4/30/2002                               --             --             --            3.22
Period Ended 4/30/2001(f)                          --             --             --            5.19

---------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (4.88)%        $40.6          1.65%          0.08%
Period Ended 10/31/2004(e)                      2.50%          42.5          1.70%         (1.32)%
Year Ended 4/30/2004                           28.00%          41.5          1.36%         (1.02)%
Year Ended 4/30/2003                          (20.63)%         29.3          2.39%         (2.09)%
Year Ended 4/30/2002                          (38.60)%         31.4          2.29%         (2.05)%
Period Ended 4/30/2001(f)                     (48.70)%         27.8          2.40%         (1.70)%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (5.06)%          3.5          2.23%         (0.47)%
Period Ended 10/31/2004(e)                      2.27%           4.0          2.32%         (1.94)%
Year Ended 4/30/2004                           27.16%           3.9          1.85%         (1.51)%
Year Ended 4/30/2003                          (21.36)%          2.6          3.50%         (3.20)%
Year Ended 4/30/2002                          (39.41)%          2.6          3.25%         (3.01)%
Period Ended 4/30/2001(f)                     (49.00)%          2.6          3.40%         (2.68)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (4.68)%          2.8          0.94%          0.82%
Period Ended 10/31/2004(e)                      3.01%           3.0          1.00%         (0.62)%
Year Ended 4/30/2004                           28.19%           2.9          1.00%         (0.66)%
Year Ended 4/30/2003                          (19.57)%          2.2          1.06%         (0.76)%
Year Ended 4/30/2002                          (37.96)%          7.9          1.10%         (0.86)%
Period Ended 4/30/2001(f)                     (48.10)%          9.3          1.32%         (0.59)%


---------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.17%        (0.44)%            23%
Period Ended 10/31/2004(e)                      2.22%        (1.84)%            23%
Year Ended 4/30/2004                            2.19%        (1.85)%            67%
Year Ended 4/30/2003                            2.75%        (2.45)%            67%
Year Ended 4/30/2002                            2.33%        (2.09)%            57%
Period Ended 4/30/2001(f)                       2.40%        (1.71)%            44%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          3.28%        (1.52)%            23%
Period Ended 10/31/2004(e)                      3.34%        (2.96)%            23%
Year Ended 4/30/2004                            3.36%        (3.02)%            67%
Year Ended 4/30/2003                            4.12%        (3.82)%            67%
Year Ended 4/30/2002                            3.29%        (3.05)%            57%
Period Ended 4/30/2001(f)                       3.41%        (2.69)%            44%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.96%         0.80%             23%
Period Ended 10/31/2004(e)                      1.02%        (0.64)%            23%
Year Ended 4/30/2004                            1.02%        (0.68)%            67%
Year Ended 4/30/2003                            1.08%        (0.78)%            67%
Year Ended 4/30/2002                            1.14%        (0.90)%            57%
Period Ended 4/30/2001(f)                       1.33%        (0.60)%            44%

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ----------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
PARTNER SMALL CAP VALUE FUND
----------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          14.27           0.02           0.13           0.15
Period Ended 10/31/2004(e)                      13.58           0.01           1.02           1.03
Year Ended 4/30/2004                             9.33          (0.05)          4.30           4.25
Year Ended 4/30/2003                            11.65          (0.07)         (2.18)         (2.25)
Period Ended 4/30/2002(g)                       10.00          (0.05)          1.70           1.65

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          13.88          (0.03)          0.12           0.09
Period Ended 10/31/2004(e)                      13.29          (0.06)          0.99           0.93
Year Ended 4/30/2004                             9.21          (0.14)          4.22           4.08
Year Ended 4/30/2003                            11.59          (0.12)         (2.19)         (2.31)
Period Ended 4/30/2002(g)                       10.00          (0.11)          1.70           1.59

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          14.67           0.06           0.14           0.20
Period Ended 10/31/2004(e)                      13.90           0.05           1.06           1.11
Year Ended 4/30/2004                             9.47           0.03           4.40           4.43
Year Ended 4/30/2003                            11.71             --          (2.17)         (2.17)
Period Ended 4/30/2002(g)                       10.00          (0.05)          1.76           1.71




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                               -------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
PARTNER SMALL CAP VALUE FUND
-----------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.01)         (1.85)         (1.86)          12.56
Period Ended 10/31/2004(e)                         --          (0.34)         (0.34)          14.27
Year Ended 4/30/2004                               --             --             --           13.58
Year Ended 4/30/2003                               --          (0.07)         (0.07)           9.33
Period Ended 4/30/2002(g)                          --             --             --           11.65

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --          (1.85)         (1.85)          12.12
Period Ended 10/31/2004(e)                         --          (0.34)         (0.34)          13.88
Year Ended 4/30/2004                               --             --             --           13.29
Year Ended 4/30/2003                               --          (0.07)         (0.07)           9.21
Period Ended 4/30/2002(g)                          --             --             --           11.59

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.05)         (1.85)         (1.90)          12.97
Period Ended 10/31/2004(e)                         --          (0.34)         (0.34)          14.67
Year Ended 4/30/2004                               --             --             --           13.90
Year Ended 4/30/2003                               --          (0.07)         (0.07)           9.47
Period Ended 4/30/2002(g)                          --             --             --           11.71




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
PARTNER SMALL CAP VALUE FUND
-----------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.17%           70.4          1.08%          0.38%
Period Ended 10/31/2004(e)                      7.60%           61.4          1.10%          0.61%
Year Ended 4/30/2004                           45.55%           50.6          1.32%         (0.46)%
Year Ended 4/30/2003                         ( 19.38)%          27.7          1.86%         (0.88)%
Period Ended 4/30/2002(g)                      16.50%           22.3          2.12%         (1.19)%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (0.39)%           5.2          2.08%         (0.63)%
Period Ended 10/31/2004(e)                      7.01%            5.4          2.10%         (0.41)%
Year Ended 4/30/2004                           44.30%            5.7          2.20%         (1.33)%
Year Ended 4/30/2003                          (20.00)%           2.9          2.71%         (1.73)%
Period Ended 4/30/2002(g)                      15.90%            2.3          2.86%         (1.93)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.52%           17.0          0.32%          1.17%
Period Ended 10/31/2004(e)                      8.01%           13.3          0.40%          1.32%
Year Ended 4/30/2004                           46.78%           10.3          0.52%          0.34%
Year Ended 4/30/2003                          (18.59)%           3.8          0.87%          0.10%
Period Ended 4/30/2002(g)                      17.10%            3.5          1.59%         (0.66)%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
PARTNER SMALL CAP VALUE FUND
-----------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.60%        (0.14)%            30%
Period Ended 10/31/2004(e)                      1.61%         0.10%            100%
Year Ended 4/30/2004                            1.84%        (0.98)%            80%
Year Ended 4/30/2003                            2.05%        (1.07)%           147%
Period Ended 4/30/2002(g)                       2.16%        (1.23)%            50%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.63%        (1.18)%            30%
Period Ended 10/31/2004(e)                      2.61%        (0.92)%           100%
Year Ended 4/30/2004                            2.73%        (1.86)%            80%
Year Ended 4/30/2003                            2.91%        (1.93)%           147%
Period Ended 4/30/2002(g)                       2.90%        (1.97)%            50%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.84%         0.65%             30%
Period Ended 10/31/2004(e)                      0.91%         0.81%            100%
Year Ended 4/30/2004                            1.04%        (0.18)%            80%
Year Ended 4/30/2003                            1.07%        (0.10)%           147%
Period Ended 4/30/2002(g)                       1.63%        (0.70)%            50%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since Fund inception, July 1, 2000.

(g) Since Fund inception, July 17, 2001.

The accompanying notes to the financial statements are an integral part of this schedule.



CAPTION>

Thrivent Mutual Funds
Financial Highlights - continued

----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                 Income from Investment Operations
                                                          ----------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP STOCK FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $16.39         $(0.04)          $0.47            $0.43
Period Ended 10/31/2004(e)                      16.39          (0.04)           0.99             0.95
Year Ended 4/30/2004                            11.55          (0.11)           4.95             4.84
Year Ended 4/30/2003                            14.82          (0.09)          (3.18)           (3.27)
Year Ended 4/30/2002                            13.39          (0.09)           1.60             1.51
Year Ended 4/30/2001                            14.60          (0.06)           1.05             0.99
Year Ended 4/30/2000                            10.89          (0.08)           3.79             3.71

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          15.11          (0.12)           0.45             0.33
Period Ended 10/31/2004(e)                      15.26          (0.11)           0.91             0.80
Year Ended 4/30/2004                            10.86          (0.26)           4.66             4.40
Year Ended 4/30/2003                            14.08          (0.26)          (2.96)           (3.22)
Year Ended 4/30/2002                            12.86          (0.24)           1.54             1.30
Year Ended 4/30/2001                            14.24          (0.18)           1.00             0.82
Year Ended 4/30/2000                            10.74          (0.19)           3.69             3.50

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          17.21           0.01            0.50             0.51
Period Ended 10/31/2004(e)                      17.12          (0.02)           1.06             1.04
Year Ended 4/30/2004                            11.98          (0.01)           5.15             5.14
Year Ended 4/30/2003                            15.26          (0.06)          (3.22)           (3.28)
Year Ended 4/30/2002                            13.71          (0.01)           1.64             1.63
Year Ended 4/30/2001                            14.80           0.01            1.10             1.11
Year Ended 4/30/2000                            10.95           0.01            3.84             3.85

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP STOCK FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)            $--         $(0.82)          $(0.82)        $16.00
Period Ended 10/31/2004(e)                         --          (0.95)           (0.95)         16.39
Year Ended 4/30/2004                               --             --               --          16.39
Year Ended 4/30/2003                               --             --               --          11.55
Year Ended 4/30/2002                               --          (0.08)           (0.08)         14.82
Year Ended 4/30/2001                               --          (2.20)           (2.20)         13.39
Year Ended 4/30/2000                               --             --               --          14.60

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --          (0.82)           (0.82)         14.62
Period Ended 10/31/2004(e)                         --          (0.95)           (0.95)         15.11
Year Ended 4/30/2004                               --             --               --          15.26
Year Ended 4/30/2003                               --             --               --          10.86
Year Ended 4/30/2002                               --          (0.08)           (0.08)         14.08
Year Ended 4/30/2001                               --          (2.20)           (2.20)         12.86
Year Ended 4/30/2000                               --             --               --          14.24

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --          (0.82)           (0.82)         16.90
Period Ended 10/31/2004(e)                         --          (0.95)           (0.95)         17.21
Year Ended 4/30/2004                               --             --               --          17.12
Year Ended 4/30/2003                               --             --               --          11.98
Year Ended 4/30/2002                               --          (0.08)           (0.08)         15.26
Year Ended 4/30/2001                               --          (2.20)           (2.20)         13.71
Year Ended 4/30/2000                               --             --               --          14.80
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP STOCK FUND
---------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.36%         $408.3          1.37%        (0.51)%
Period Ended 10/31/2004(e)                      5.88%          397.3          1.36%        (0.49)%
Year Ended 4/30/2004                           41.90%          379.5          1.38%        (0.71)%
Year Ended 4/30/2003                          (22.06)%         266.7          1.47%        (0.78)%
Year Ended 4/30/2002                           11.29%          344.3          1.36%        (0.69)%
Year Ended 4/30/2001                            7.77%          258.6          1.40%        (0.54)%
Year Ended 4/30/2000                           34.07%          191.3          1.53%        (0.72)%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.88%           21.8          2.36%        (1.50)%
Period Ended 10/31/2004(e)                      5.31%           25.1          2.39%        (1.52)%
Year Ended 4/30/2004                           40.52%           25.3          2.42%        (1.75)%
Year Ended 4/30/2003                          (22.87)%          21.1          2.45%        (1.75)%
Year Ended 4/30/2002                           10.11%           33.8          2.39%        (1.72)%
Year Ended 4/30/2001                            6.72%           31.2          2.39%        (1.52)%
Year Ended 4/30/2000                           32.71%           24.6          2.56%        (1.76)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.72%           11.6          0.72%         0.13%
Period Ended 10/31/2004(e)                      6.17%           11.6          0.73%        (0.24)%
Year Ended 4/30/2004                           42.90%           11.0          0.73%        (0.06)%
Year Ended 4/30/2003                          (21.49)%           6.8          0.73%        (0.03)%
Year Ended 4/30/2002                           11.90%            5.3          0.74%        (0.07)%
Year Ended 4/30/2001                            8.53%            3.8          0.78%         0.11%
Year Ended 4/30/2000                           35.16%            1.0          0.72%         0.08%

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP STOCK FUND
---------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)        1.39%          (0.53)%            52%
Period Ended 10/31/2004(e)                    1.37%          (0.51)%            52%
Year Ended 4/30/2004                          1.40%          (0.73)%          1.06%
Year Ended 4/30/2003                          1.49%          (0.80)%            97%
Year Ended 4/30/2002                          1.37%          (0.70)%            59%
Year Ended 4/30/2001                          1.41%          (0.54)%           123%
Year Ended 4/30/2000                          1.65%          (0.85)%           147%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)        2.40%          (1.54)%            52%
Period Ended 10/31/2004(e)                    2.41%          (1.54)%            52%
Year Ended 4/30/2004                          2.44%          (1.77)%           106%
Year Ended 4/30/2003                          2.47%          (1.77)%            97%
Year Ended 4/30/2002                          2.41%          (1.74)%            59%
Year Ended 4/30/2001                          2.40%          (1.53)%           123%
Year Ended 4/30/2000                          2.68%          (1.88)%           147%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)        0.74%           0.11%             52%
Period Ended 10/31/2004(e)                    0.75%          (0.26)%            52%
Year Ended 4/30/2004                          0.75%          (0.08)%           106%
Year Ended 4/30/2003                          0.75%          (0.05)%            97%
Year Ended 4/30/2002                          0.75%          (0.08)%            59%
Year Ended 4/30/2001                          0.78%           0.10%            123%
Year Ended 4/30/2000                          0.84%          (0.04)%           147%


-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          12.63           0.01             0.24            0.25
Period Ended 10/31/2004(e)                      12.26           0.02             0.85            0.87
Year Ended 4/30/2004                             8.89          (0.01)            3.42            3.41
Year Ended 4/30/2003                            11.42          (0.04)           (2.43)          (2.47)
Year Ended 4/30/2002                            10.03          (0.07)            1.52            1.45
Period Ended 4/30/2001(f)                       10.00          (0.07)            0.21            0.14




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.02)         (0.10)           (0.12)         12.76
Period Ended 10/31/2004(e)                         --          (0.50)           (0.50)         12.63
Year Ended 4/30/2004                               --          (0.04)           (0.04)         12.26
Year Ended 4/30/2003                               --          (0.06)           (0.06)          8.89
Year Ended 4/30/2002                               --          (0.06)           (0.06)         11.42
Period Ended 4/30/2001(f)                          --          (0.11)           (0.11)         10.03




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.91%           42.0          0.95%         0.12%
Period Ended 10/31/2004(e)                      7.11%           35.4          0.95%         0.43%
Year Ended 4/30/2004                           38.37%           34.4          1.04%        (0.13)%
Year Ended 4/30/2003                          (21.69)%          20.5          1.35%        (0.44)%
Year Ended 4/30/2002                           14.53%           21.6          1.51%        (0.77)%
Period Ended 4/30/2001(f)                       1.43%           13.3          1.86%        (1.03)%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.26%        (0.19)%             9%
Period Ended 10/31/2004(e)                      1.37%         0.01%             17%
Year Ended 4/30/2004                            1.25%        (0.34)%            18%
Year Ended 4/30/2003                            1.40%        (0.49)%            18%
Year Ended 4/30/2002                            1.51%        (0.77)%            18%
Period Ended 4/30/2001(f)                       1.86%        (1.03)%            36%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.




Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
-------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $12.75         $(0.05)           $0.25           $0.20
Year Ended 10/31/2004                           12.35          (0.02)            0.42            0.40
Year Ended 10/31/2003                            9.50          (0.15)            3.00            2.85
Year Ended 10/31/2002                           11.43          (0.13)           (1.80)          (1.93)
Year Ended 10/31/2001                           18.29          (0.11)           (5.40)          (5.51)
Year Ended 10/31/2000                           12.93          (0.15)            5.98            5.83

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          12.05          (0.12)            0.25            0.13
Year Ended 10/31/2004                           11.78          (0.19)            0.46            0.27
Year Ended 10/31/2003                            9.13          (0.24)            2.89            2.65
Year Ended 10/31/2002                           11.06          (0.13)           (1.80)          (1.93)
Year Ended 10/31/2001                           17.87          (0.07)           (5.39)          (5.46)
Year Ended 10/31/2000                           12.74          (0.14)            5.74            5.60

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          13.39           0.01             0.25            0.26
Year Ended 10/31/2004                           12.87          (0.01)            0.53            0.52
Year Ended 10/31/2003                            9.79          (0.04)            3.12            3.08
Year Ended 10/31/2002                           11.66          (0.01)           (1.86)          (1.87)
Year Ended 10/31/2001                           18.49           0.04            (5.52)          (5.48)
Year Ended 10/31/2000                           12.99           0.03             5.94            5.97

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
-------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)            $--            $--              $--         $12.95
Year Ended 10/31/2004                              --             --               --          12.75
Year Ended 10/31/2003                              --             --               --          12.35
Year Ended 10/31/2002                              --             --               --           9.50
Year Ended 10/31/2001                              --          (1.35)           (1.35)         11.43
Year Ended 10/31/2000                              --          (0.47)           (0.47)         18.29

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --               --          12.18
Year Ended 10/31/2004                              --             --               --          12.05
Year Ended 10/31/2003                              --             --               --          11.78
Year Ended 10/31/2002                              --             --               --           9.13
Year Ended 10/31/2001                              --          (1.35)           (1.35)         11.06
Year Ended 10/31/2000                              --          (0.47)           (0.47)         17.87

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --               --          13.65
Year Ended 10/31/2004                              --             --               --          13.39
Year Ended 10/31/2003                              --             --               --          12.87
Year Ended 10/31/2002                              --             --               --           9.79
Year Ended 10/31/2001                              --          (1.35)           (1.35)         11.66
Year Ended 10/31/2000                              --          (0.47)           (0.47)         18.49

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.57%         $248.4          1.37%        (0.78)%
Year Ended 10/31/2004                           3.24%          250.7          1.36%        (0.95)%
Year Ended 10/31/2003                          29.86%          113.1          1.88%        (1.51)%
Year Ended 10/31/2002                         (16.80)%          86.2          1.54%        (1.17)%
Year Ended 10/31/2001                         (32.17)%         107.7          1.41%        (0.73)%
Year Ended 10/31/2000                          46.26%          140.7          1.56%        (0.87)%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.00%           38.0          2.31%        (1.73)%
Year Ended 10/31/2004                           2.29%           45.0          2.32%        (1.91)%
Year Ended 10/31/2003                          29.03%           37.2          2.63%        (2.27)%
Year Ended 10/31/2002                         (17.45)%          31.1          2.29%        (1.92)%
Year Ended 10/31/2001                         (32.68)%          31.8          2.16%        (1.48)%
Year Ended 10/31/2000                          45.11%           36.4          2.31%        (1.62)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.94%            9.8          0.49%         0.10%
Year Ended 10/31/2004                           4.04%           10.1          0.62%        (0.21)%
Year Ended 10/31/2003                          31.46%            7.3          0.74%        (0.37)%
Year Ended 10/31/2002                         (16.04)%          12.6          0.58%        (0.21)%
Year Ended 10/31/2001                         (31.62)%           7.7          0.64%         0.04%
Year Ended 10/31/2000                          47.15%            4.4          0.93%        (0.23)%

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net           Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.38%        (0.79)%            82%
Year Ended 10/31/2004                           1.36%        (0.95)%           154%
Year Ended 10/31/2003                           1.94%        (1.57)%            76%
Year Ended 10/31/2002                           1.89%        (1.52)%            55%
Year Ended 10/31/2001                           1.69%        (1.01)%           137%
Year Ended 10/31/2000                           1.56%        (0.87)%           118%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.62%        (2.04)%            82%
Year Ended 10/31/2004                           2.31%        (1.91)%           154%
Year Ended 10/31/2003                           2.69%        (2.33)%            76%
Year Ended 10/31/2002                           2.64%        (2.27)%            55%
Year Ended 10/31/2001                           2.44%        (1.76)%           137%
Year Ended 10/31/2000                           2.31%        (1.62)%           118%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.50%         0.09%             82%
Year Ended 10/31/2004                           0.73%        (0.32)%           154%
Year Ended 10/31/2003                           0.95%        (0.58)%            76%
Year Ended 10/31/2002                           0.93%        (0.56)%            55%
Year Ended 10/31/2001                           0.92%        (0.24)%           137%
Year Ended 10/31/2000                           0.93%        (0.23)%           118%

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
MID CAP STOCK FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          14.74             --             0.81            0.81
Period Ended 10/31/2004(e)                      13.96          (0.02)            0.80            0.78
Year Ended 4/30/2004                            10.74          (0.05)            3.27            3.22
Year Ended 4/30/2003                            13.01          (0.02)           (2.25)          (2.27)
Year Ended 4/30/2002                            14.73          (0.03)           (1.31)          (1.34)
Year Ended 4/30/2001                            16.73             --             1.19            1.19
Year Ended 4/30/2000                            13.89             --             3.67            3.67

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          13.42          (0.09)            0.75            0.66
Period Ended 10/31/2004(e)                      12.78          (0.09)            0.73            0.64
Year Ended 4/30/2004                             9.95          (0.19)            3.02            2.83
Year Ended 4/30/2003                            12.20          (0.18)           (2.07)          (2.25)
Year Ended 4/30/2002                            14.00          (0.17)           (1.25)          (1.42)
Year Ended 4/30/2001                            16.20          (0.12)            1.11            0.99
Year Ended 4/30/2000                            13.64          (0.17)            3.56            3.39

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          15.30           0.04             0.85            0.89
Period Ended 10/31/2004(e)                      14.46           0.02             0.82            0.84
Year Ended 4/30/2004                            11.06           0.03             3.37            3.40
Year Ended 4/30/2003                            13.31           0.05            (2.30)          (2.25)
Year Ended 4/30/2002                            14.98           0.03            (1.32)          (1.29)
Year Ended 4/30/2001                            16.89           0.07             1.21            1.28
Year Ended 4/30/2000                            13.94           0.05             3.73            3.78




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
MID CAP STOCK FUND
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --              --          15.55
Period Ended 10/31/2004(e)                         --             --              --          14.74
Year Ended 4/30/2004                               --             --              --          13.96
Year Ended 4/30/2003                               --             --              --          10.74
Year Ended 4/30/2002                               --          (0.38)          (0.38)         13.01
Year Ended 4/30/2001                               --          (3.19)          (3.19)         14.73
Year Ended 4/30/2000                               --          (0.83)          (0.83)         16.73

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --              --          14.08
Period Ended 10/31/2004(e)                         --             --              --          13.42
Year Ended 4/30/2004                               --             --              --          12.78
Year Ended 4/30/2003                               --             --              --           9.95
Year Ended 4/30/2002                               --          (0.38)          (0.38)         12.20
Year Ended 4/30/2001                               --          (3.19)          (3.19)         14.00
Year Ended 4/30/2000                               --          (0.83)          (0.83)         16.20

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --              --          16.19
Period Ended 10/31/2004(e)                         --             --              --          15.30
Year Ended 4/30/2004                               --             --              --          14.46
Year Ended 4/30/2003                               --             --              --          11.06
Year Ended 4/30/2002                               --          (0.38)          (0.38)         13.31
Year Ended 4/30/2001                               --          (3.19)          (3.19)         14.98
Year Ended 4/30/2000                               --          (0.83)          (0.83)         16.89




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP STOCK FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          5.50%          833.6          1.25%         (0.06)%
Period Ended 10/31/2004(e)                      5.59%          808.8          1.24%         (0.30)%
Year Ended 4/30/2004                           29.98%          789.9          1.26%         (0.36)%
Year Ended 4/30/2003                          (17.45)%         643.8          1.30%         (0.18)%
Year Ended 4/30/2002                           (9.36)%         836.5          1.22%         (0.25)%
Year Ended 4/30/2001                            7.26%          883.2          1.16%          0.02%
Year Ended 4/30/2000                           27.29%          759.0          1.14%         (0.02)%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          4.92%           24.4          2.31%         (1.13)%
Period Ended 10/31/2004(e)                      5.01%           27.0          2.35%         (1.41)%
Year Ended 4/30/2004                           28.44%           26.8          2.44%         (1.55)%
Year Ended 4/30/2003                          (18.44)%          22.8          2.50%         (1.38)%
Year Ended 4/30/2002                          (10.44)%          33.1          2.38%         (1.41)%
Year Ended 4/30/2001                            6.18%           36.4          2.19%         (1.01)%
Year Ended 4/30/2000                           25.71%           26.9          2.46%         (1.33)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          5.82%           32.4          0.70%          0.50%
Period Ended 10/31/2004(e)                      5.81%           29.8          0.71%          0.23%
Year Ended 4/30/2004                           30.74%           28.4          0.70%          0.20%
Year Ended 4/30/2003                          (16.90)%          20.7          0.68%          0.44%
Year Ended 4/30/2002                           (8.86)%          24.8          0.69%          0.28%
Year Ended 4/30/2001                            7.68%           24.3          0.68%          0.50%
Year Ended 4/30/2000                           28.00%           16.5          0.62%          0.51%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net           Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP STOCK FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.26%        (0.07)%            46%
Period Ended 10/31/2004(e)                      1.25%        (0.31)%            46%
Year Ended 4/30/2004                            1.27%        (0.37)%           123%
Year Ended 4/30/2003                            1.31%        (0.19)%            48%
Year Ended 4/30/2002                            1.23%        (0.26)%            97%
Year Ended 4/30/2001                            1.17%         0.01%            144%
Year Ended 4/30/2000                            1.24%        (0.12)%           142%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.36%        (1.18)%            46%
Period Ended 10/31/2004(e)                      2.36%        (1.42)%            46%
Year Ended 4/30/2004                            2.45%        (1.56)%           123%
Year Ended 4/30/2003                            2.51%        (1.39)%            48%
Year Ended 4/30/2002                            2.39%        (1.42)%            97%
Year Ended 4/30/2001                            2.20%        (1.01)%           144%
Year Ended 4/30/2000                            2.55%        (1.43)%           142%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.71%         0.49%             46%
Period Ended 10/31/2004(e)                      0.72%         0.22%             46%
Year Ended 4/30/2004                            0.71%         0.19%            123%
Year Ended 4/30/2003                            0.69%         0.43%             48%
Year Ended 4/30/2002                            0.70%         0.27%             97%
Year Ended 4/30/2001                            0.69%         0.50%            144%
Year Ended 4/30/2000                            0.71%         0.41%            142%


(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $11.86          $0.04            $0.58           $0.62
Period Ended 10/31/2004(e)                      11.48           0.01             0.37            0.38
Year Ended 4/30/2004                             8.65           0.01             2.82            2.83
Year Ended 4/30/2003                            10.71             --            (1.97)          (1.97)
Year Ended 4/30/2002                            10.24          (0.03)            0.53            0.50
Period Ended 4/30/2001(f)                       10.00          (0.04)            0.31            0.27

MID CAP INDEX FUND - I
----------------------
Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          11.85           0.05             0.59            0.64
Period Ended 10/31/2004(e)                      11.79           0.05             0.33            0.38
Year Ended 4/30/2004                             8.91           0.07             2.93            3.00
Year Ended 4/30/2003                            11.23           0.08            (2.07)          (1.99)
Year Ended 4/30/2002                            10.80           0.06             0.60            0.66
Year Ended 4/30/2001                            10.90           0.08             0.57            0.65
Period Ended 4/30/2000(g)                       10.00           0.03             0.87            0.90

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $(0.03)        $(0.05)          $(0.08)        $12.40
Period Ended 10/31/2004(e)                         --             --               --          11.86
Year Ended 4/30/2004                               --             --               --          11.48
Year Ended 4/30/2003                               --          (0.09)           (0.09)          8.65
Year Ended 4/30/2002                               --          (0.03)           (0.03)         10.71
Period Ended 4/30/2001(f)                          --          (0.03)           (0.03)         10.24

MID CAP INDEX FUND - I
----------------------
Class I Shares
--------------
Six Months Ended 4/29/2005 (Unaudited)          (0.10)         (0.39)           (0.49)         12.00
Period Ended 10/31/2004(e)                         --          (0.32)           (0.32)         11.85
Year Ended 4/30/2004                            (0.06)         (0.06)           (0.12)         11.79
Year Ended 4/30/2003                            (0.08)         (0.25)           (0.33)          8.91
Year Ended 4/30/2002                            (0.07)         (0.16)           (0.23)         11.23
Year Ended 4/30/2001                            (0.09)         (0.66)           (0.75)         10.80
Period Ended 4/30/2000(g)                          --             --               --          10.90

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          5.18%          $56.1          0.89%          0.69%
Period Ended 10/31/2004(e)                      3.33%           49.2          0.92%         (0.10)%
Year Ended 4/30/2004                           32.72%           38.5          1.12%          0.09%
Year Ended 4/30/2003                          (18.36)%          29.0          1.21%         (0.03)%
Year Ended 4/30/2002                            4.94%           29.2          1.36%         (0.31)%
Period Ended 4/30/2001(f)                       2.73%           18.1          1.71%         (0.58)%

MID CAP INDEX FUND - I
----------------------
Class I Shares
--------------
Six Months Ended 4/29/2005 (Unaudited)          5.16%           17.5          0.81%          0.76%
Period Ended 10/31/2004(e)                      3.22%           17.3          0.75%          0.46%
Year Ended 4/30/2004                           33.71%           31.7          0.54%          0.68%
Year Ended 4/30/2003                          (17.68)%          20.8          0.28%          0.89%
Year Ended 4/30/2002                            6.23%           24.3          0.20%          0.84%
Year Ended 4/30/2001                            6.13%           13.0          0.20%          0.90%
Period Ended 4/30/2000(g)                       9.00%            8.9          0.20%          1.02%

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net           Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
MID CAP INDEX FUND
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.11%         0.47%             11%
Period Ended 10/31/2004(e)                      1.23%        (0.41)%             8%
Year Ended 4/30/2004                            1.24%        (0.03)%            30%
Year Ended 4/30/2003                            1.21%        (0.03)%            16%
Year Ended 4/30/2002                            1.36%        (0.31)%            15%
Period Ended 4/30/2001(f)                       1.71%        (0.58)%            31%
MID CAP INDEX FUND - I
Class I Shares
Six Months Ended 4/29/2005 (Unaudited)          0.82%         0.75%             24%
Period Ended 10/31/2004(e)                      0.76%         0.45%              8%
Year Ended 4/30/2004                            0.55%         0.67%             13%
Year Ended 4/30/2003                            0.57%         0.60%             22%
Year Ended 4/30/2002                            0.88%         0.16%             21%
Year Ended 4/30/2001                            1.31%        (0.21)%            54%
Period Ended 4/30/2000(g)                       1.27%        (0.05)%            25%

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
Partner International Stock Fund
--------------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           9.10           0.04             0.58           0.62
Year Ended 10/31/2004                            8.19           0.02             0.93           0.95
Year Ended 10/31/2003                            6.84          (0.02)            1.37           1.35
Year Ended 10/31/2002                            8.00          (0.03)           (1.13)         (1.16)
Year Ended 10/31/2001                           12.08          (0.04)           (3.06)         (3.10)
Year Ended 10/31/2000                           12.25          (0.08)            0.29           0.21

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           8.86          (0.02)            0.56           0.54
Year Ended 10/31/2004                            8.00          (0.11)            0.97           0.86
Year Ended 10/31/2003                            6.74          (0.08)            1.34           1.26
Year Ended 10/31/2002                            7.94          (0.05)           (1.15)         (1.20)
Year Ended 10/31/2001                           12.10          (0.05)           (3.11)         (3.16)
Year Ended 10/31/2000                           12.36          (0.10)            0.23           0.13

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           9.23           0.08             0.57           0.65
Year Ended 10/31/2004                            8.31          (0.02)            1.07           1.05
Year Ended 10/31/2003                            6.85           0.09             1.37           1.46
Year Ended 10/31/2002                            7.95           0.05            (1.15)         (1.10)
Year Ended 10/31/2001                           11.88           0.06            (3.04)         (2.98)
Year Ended 10/31/2000                           11.97           0.02             0.26           0.28




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
Partner International Stock Fund
--------------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --              --           9.72
Year Ended 10/31/2004                           (0.04)            --           (0.04)          9.10
Year Ended 10/31/2003                              --             --              --           8.19
Year Ended 10/31/2002                              --             --              --           6.84
Year Ended 10/31/2001                              --          (0.98)          (0.98)          8.00
Year Ended 10/31/2000                              --          (0.38)          (0.38)         12.08

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --              --           9.40
Year Ended 10/31/2004                              --             --              --           8.86
Year Ended 10/31/2003                              --             --              --           8.00
Year Ended 10/31/2002                              --             --              --           6.74
Year Ended 10/31/2001                              --          (1.00)          (1.00)          7.94
Year Ended 10/31/2000                              --          (0.39)          (0.39)         12.10

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.01)            --           (0.01)          9.87
Year Ended 10/31/2004                           (0.13)            --           (0.13)          9.23
Year Ended 10/31/2003                              --             --              --           8.31
Year Ended 10/31/2002                              --             --              --           6.85
Year Ended 10/31/2001                              --          (0.95)          (0.95)          7.95
Year Ended 10/31/2000                              --          (0.37)          (0.37)         11.88





-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Partner International Stock Fund
--------------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          6.72%          282.5          1.48%          0.88%
Year Ended 10/31/2004                          11.65%          243.7          1.70%          0.33%
Year Ended 10/31/2003                          19.69%           59.8          2.46%         (0.27)%
Year Ended 10/31/2002                         (14.51)%          54.6          2.15%         (0.39)%
Year Ended 10/31/2001                         (27.80)%          72.6          1.93%         (0.38)%
Year Ended 10/31/2000                           1.78%          102.4          1.84%         (0.56)%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          6.09%           17.6          2.71%         (0.47)%
Year Ended 10/31/2004                          10.72%           19.5          2.79%         (0.76)%
Year Ended 10/31/2003                          18.81%           10.8          3.21%         (1.01)%
Year Ended 10/31/2002                         (15.20)%          10.3          2.90%         (1.14)%
Year Ended 10/31/2001                         (28.27)%          10.8          2.68%         (1.13)%
Year Ended 10/31/2000                           0.97%           12.6          2.59%         (1.31)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          7.06%           16.4          0.75%          1.67%
Year Ended 10/31/2004                          12.69%           13.1          1.08%          0.95%
Year Ended 10/31/2003                          21.22%           10.3          1.24%          0.96%
Year Ended 10/31/2002                         (13.76)%          13.2          1.16%          0.60%
Year Ended 10/31/2001                         (27.16)%          15.1          1.12%          0.43%
Year Ended 10/31/2000                           2.43%           15.8          1.22%          0.07%




----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
Partner International Stock Fund
--------------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.49%          0.89%            19%
Year Ended 10/31/2004                           1.70%          0.33%           126%
Year Ended 10/31/2003                           2.58%        (0.39)%            27%
Year Ended 10/31/2002                           2.38%        (0.62)%            22%
Year Ended 10/31/2001                           2.13%        (0.58)%            30%
Year Ended 10/31/2000                             N/A            N/A            40%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.71%        (0.47)%            19%
Year Ended 10/31/2004                           2.79%        (0.76)%           126%
Year Ended 10/31/2003                           3.33%        (1.13)%            27%
Year Ended 10/31/2002                           3.23%        (1.37)%            22%
Year Ended 10/31/2001                           2.88%        (1.33)%            30%
Year Ended 10/31/2000                             N/A            N/A            40%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.76%          1.66%            19%
Year Ended 10/31/2004                           1.18%          0.85%           126%
Year Ended 10/31/2003                           1.49%          0.71%            27%
Year Ended 10/31/2002                           1.39%          0.37%            22%
Year Ended 10/31/2001                           1.32%          0.23%            30%
Year Ended 10/31/2000                             N/A            N/A            40%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since Fund inception, July 1, 2000.

(g) Since Fund inception, December 31, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
---------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          $4.45          $0.01            $0.01           $0.02
Year Ended 10/31/2004                            4.30           0.06             0.11            0.17
Year Ended 10/31/2003                            3.58          (0.02)            0.74            0.72
Year Ended 10/31/2002                            4.54             --            (0.96)          (0.96)
Year Ended 10/31/2001                            7.44          (0.03)           (2.87)          (2.90)
Period Ended 10/31/2000(e)                       6.60          (0.02)            0.86            0.84

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           4.25          (0.01)            0.01              --
Year Ended 10/31/2004                            4.13             --             0.12            0.12
Year Ended 10/31/2003                            3.46          (0.04)            0.71            0.67
Year Ended 10/31/2002                            4.43          (0.04)           (0.93)          (0.97)
Year Ended 10/31/2001                            7.32          (0.03)           (2.86)          (2.89)
Period Ended 10/31/2000(e)                       6.54          (0.06)            0.84            0.78

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           4.69           0.04             0.01            0.05
Year Ended 10/31/2004                            4.51           0.08             0.13            0.21
Year Ended 10/31/2003                            3.69           0.04             0.78            0.82
Year Ended 10/31/2002                            4.63          (0.01)           (0.93)          (0.94)
Year Ended 10/31/2001                            7.51           0.02            (2.90)          (2.88)
Period Ended 10/31/2000(e)                       6.61           0.02             0.88            0.90

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
---------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)            $--            $--             $--          $4.47
Year Ended 10/31/2004                           (0.02)            --           (0.02)          4.45
Year Ended 10/31/2003                              --             --              --           4.30
Year Ended 10/31/2002                              --             --              --           3.58
Year Ended 10/31/2001                              --             --              --           4.54
Period Ended 10/31/2000(e)                         --             --              --           7.44

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --              --           4.25
Year Ended 10/31/2004                              --             --              --           4.25
Year Ended 10/31/2003                              --             --              --           4.13
Year Ended 10/31/2002                              --             --              --           3.46
Year Ended 10/31/2001                              --             --              --           4.43
Period Ended 10/31/2000(e)                         --             --              --           7.32

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.01)            --           (0.01)          4.73
Year Ended 10/31/2004                           (0.03)            --           (0.03)          4.69
Year Ended 10/31/2003                              --             --              --           4.51
Year Ended 10/31/2002                              --             --              --           3.69
Year Ended 10/31/2001                              --             --              --           4.63
Period Ended 10/31/2000(e)                         --             --              --           7.51

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
----------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.49%         $111.7          0.97%          0.74%
Year Ended 10/31/2004                           3.90%           83.6          0.51%          0.35%
Year Ended 10/31/2003                          20.25%           28.0          1.40%         (0.41)%
Year Ended 10/31/2002                         (21.23)%          21.6          1.89%         (1.02)%
Year Ended 10/31/2001                         (39.01)%          24.8          1.47%         (0.54)%
Period Ended 10/31/2000(e)                     12.79%           27.7          1.30%         (0.55)%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (0.23)%          16.2          2.18%         (0.43)%
Year Ended 10/31/2004                           2.84%           17.7          1.39%         (0.53)%
Year Ended 10/31/2003                          19.34%           10.6          2.15%         (1.16)%
Year Ended 10/31/2002                         (21.82)%           7.9          2.64%         (1.77)%
Year Ended 10/31/2001                         (39.47)%           7.3          2.22%         (1.29)%
Period Ended 10/31/2000(e)                     11.94%            6.8          2.05%         (1.30)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.97%            6.0          0.09%          1.56%
Year Ended 10/31/2004                           4.65%            8.9         (0.26)%         1.12%
Year Ended 10/31/2003                          22.02%            3.1          0.03%          0.96%
Year Ended 10/31/2002                         (20.17)%           4.6          0.62%          0.24%
Year Ended 10/31/2001                         (38.40)%           3.2          0.46%          0.47%
Period Ended 10/31/2000(e)                     13.64%            4.9          0.56%          0.19%

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (D)
                                            ---------------------------
                                                               Net           Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
---------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.78%        (0.07)%            58%
Year Ended 10/31/2004                           1.68%        (0.82)%           100%
Year Ended 10/31/2003                           2.56%        (1.57)%           111%
Year Ended 10/31/2002                           2.54%        (1.67)%            59%
Year Ended 10/31/2001                           2.11%        (1.18)%            14%
Period Ended 10/31/2000(e)                      1.93%        (1.18)%            17%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          3.00%        (1.25)%            58%
Year Ended 10/31/2004                           2.60%        (1.74)%           100%
Year Ended 10/31/2003                           3.31%        (2.32)%           111%
Year Ended 10/31/2002                           3.29%        (2.42)%            59%
Year Ended 10/31/2001                           2.86%        (1.93)%            14%
Period Ended 10/31/2000(e)                      2.68%        (1.93)%            17%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.90%         0.75%             58%
Year Ended 10/31/2004                           0.90%        (0.04)%           100%
Year Ended 10/31/2003                           1.24%        (0.25)%           111%
Year Ended 10/31/2002                           1.27%        (0.41)%            59%
Year Ended 10/31/2001                           1.10%        (0.17)%            14%
Period Ended 10/31/2000(e)                      1.19%        (0.44)%            17%

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          13.15           0.09             0.66            0.75
Year Ended 10/31/2004                           11.79           0.20             1.34            1.54
Year Ended 10/31/2003                           10.07           0.08             1.69            1.77
Year Ended 10/31/2002                           12.20           0.05            (2.13)          (2.08)
Year Ended 10/31/2001                           14.89           0.06            (2.71)          (2.65)
Period Ended 10/31/2000(e)                      13.69           0.02             1.18            1.20

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          13.03           0.02             0.65            0.67
Year Ended 10/31/2004                           11.66          (0.02)            1.43            1.41
Year Ended 10/31/2003                            9.98          (0.01)            1.69            1.68
Year Ended 10/31/2002                           12.14             --            (2.16)          (2.16)
Year Ended 10/31/2001                           14.89          (0.01)           (2.74)          (2.75)
Period Ended 10/31/2000(e)                      13.80          (0.05)            1.14            1.09

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          13.20           0.12             0.68            0.80
Year Ended 10/31/2004                           11.92           0.34             1.28            1.62
Year Ended 10/31/2003                           10.15           0.16             1.74            1.90
Year Ended 10/31/2002                           12.28           0.11            (2.12)          (2.01)
Year Ended 10/31/2001                           14.93           0.15            (2.71)          (2.56)
Period Ended 10/31/2000(e)                      13.63           0.13             1.17            1.30




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.06)            --            (0.06)        13.84
Year Ended 10/31/2004                           (0.18)            --            (0.18)        13.15
Year Ended 10/31/2003                           (0.05)            --            (0.05)        11.79
Year Ended 10/31/2002                           (0.05)            --            (0.05)        10.07
Year Ended 10/31/2001                           (0.04)            --            (0.04)        12.20
Period Ended 10/31/2000(e)                         --             --               --         14.89

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --               --         13.70
Year Ended 10/31/2004                           (0.04)            --            (0.04)        13.03
Year Ended 10/31/2003                              --             --               --         11.66
Year Ended 10/31/2002                              --             --               --          9.98
Year Ended 10/31/2001                              --             --               --         12.14
Period Ended 10/31/2000(e)                         --             --               --         14.89

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.09)            --            (0.09)        13.91
Year Ended 10/31/2004                           (0.34)            --            (0.34)        13.20
Year Ended 10/31/2003                           (0.13)            --            (0.13)        11.92
Year Ended 10/31/2002                           (0.12)            --            (0.12)        10.15
Year Ended 10/31/2001                           (0.09)            --            (0.09)        12.28
Period Ended 10/31/2000(e)                         --             --               --         14.93




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          5.67%          316.0          1.06%          1.31%
Year Ended 10/31/2004                          13.12%          290.0          0.88%          1.05%
Year Ended 10/31/2003                          17.72%           28.4          1.28%          0.71%
Year Ended 10/31/2002                         (17.22)%          22.9          1.37%          0.48%
Year Ended 10/31/2001                         (17.86)%          20.6          1.23%          0.44%
Period Ended 10/31/2000(e)                      8.76%           15.1          1.30%          0.24%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          5.14%           17.9          2.21%          0.16%
Year Ended 10/31/2004                          12.10%           19.3          1.70%          0.13%
Year Ended 10/31/2003                          16.78%            9.1          2.03%         (0.05)%
Year Ended 10/31/2002                         (17.79)%           7.0          2.12%         (0.27)%
Year Ended 10/31/2001                         (18.47)%           5.3          1.98%         (0.31)%
Period Ended 10/31/2000(e)                      7.93%            3.7          2.05%         (0.51)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          6.03%           25.8          0.52%          1.87%
Year Ended 10/31/2004                          13.71%           19.8          0.33%          0.80%
Year Ended 10/31/2003                          18.99%            3.1          0.21%          1.77%
Year Ended 10/31/2002                         (16.51)%           4.1          0.50%          1.35%
Year Ended 10/31/2001                         (17.19)%           3.4          0.49%          1.18%
Period Ended 10/31/2000(e)                      9.45%            3.8          0.65%          0.89%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net           Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.07%         1.30%             23%
Year Ended 10/31/2004                           1.09%         0.84%             51%
Year Ended 10/31/2003                           2.06%        (0.07)%            64%
Year Ended 10/31/2002                           2.02%        (0.17)%           109%
Year Ended 10/31/2001                           1.85%        (0.18)%            35%
Period Ended 10/31/2000(e)                      2.14%        (0.60)%            26%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.31%         0.06%             23%
Year Ended 10/31/2004                           1.09%        (0.13)%            51%
Year Ended 10/31/2003                           2.81%        (0.83)%            64%
Year Ended 10/31/2002                           2.77%        (0.92)%           109%
Year Ended 10/31/2001                           2.60%        (0.93)%            35%
Period Ended 10/31/2000(e)                      2.89%        (1.35)%            26%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.53%         1.86%             23%
Year Ended 10/31/2004                           0.30%         0.66%             51%
Year Ended 10/31/2003                           1.09%         0.89%             64%
Year Ended 10/31/2002                           1.15%         0.70%            109%
Year Ended 10/31/2001                           1.11%         0.56%             35%
Period Ended 10/31/2000(e)                      1.49%         0.05%             26%


(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP STOCK FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $23.93            $--            $0.70          $0.70
Period Ended 10/31/2004(e)                      29.15           0.04             0.21           0.25
Year Ended 4/30/2004                            25.39           0.11             3.75           3.86
Year Ended 4/30/2003                            29.84           0.10            (4.48)         (4.38)
Year Ended 4/30/2002                            34.82           0.05            (4.86)         (4.81)
Year Ended 4/30/2001                            38.67           0.19            (1.74)         (1.55)
Year Ended 4/30/2000                            35.87           0.13             3.19           3.32

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          22.21             --             0.56           0.56
Period Ended 10/31/2004(e)                      27.55          (0.08)            0.18           0.10
Year Ended 4/30/2004                            24.19          (0.23)            3.59           3.36
Year Ended 4/30/2003                            28.67          (0.28)           (4.20)         (4.48)
Year Ended 4/30/2002                            33.71          (0.27)           (4.69)         (4.96)
Year Ended 4/30/2001                            37.71          (0.15)           (1.71)         (1.86)
Year Ended 4/30/2000                            35.29          (0.22)            3.07           2.85

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          24.06             --             0.77           0.77
Period Ended 10/31/2004(e)                      29.24           0.07             0.24           0.31
Year Ended 4/30/2004                            25.46           0.23             3.77           4.00
Year Ended 4/30/2003                            29.90           0.21            (4.47)         (4.26)
Year Ended 4/30/2002                            34.88           0.18            (4.88)         (4.70)
Year Ended 4/30/2001                            38.72           0.33            (1.73)         (1.40)
Year Ended 4/30/2000                            35.89           0.27             3.20           3.47

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP STOCK FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $(0.15)           $--           $(0.15)        $24.48
Period Ended 10/31/2004(e)                      (0.03)         (5.44)           (5.47)         23.93
Year Ended 4/30/2004                            (0.10)            --            (0.10)         29.15
Year Ended 4/30/2003                            (0.07)            --            (0.07)         25.39
Year Ended 4/30/2002                            (0.09)         (0.08)           (0.17)         29.84
Year Ended 4/30/2001                            (0.16)         (2.14)           (2.30)         34.82
Year Ended 4/30/2000                            (0.09)         (0.43)           (0.52)         38.67

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)             --             --               --          22.77
Period Ended 10/31/2004(e)                         --          (5.44)           (5.44)         22.21
Year Ended 4/30/2004                               --             --               --          27.55
Year Ended 4/30/2003                               --             --               --          24.19
Year Ended 4/30/2002                               --          (0.08)           (0.08)         28.67
Year Ended 4/30/2001                               --          (2.14)           (2.14)         33.71
Year Ended 4/30/2000                               --          (0.43)           (0.43)         37.71

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.21)            --            (0.21)         24.62
Period Ended 10/31/2004(e)                      (0.05)         (5.44)           (5.49)         24.06
Year Ended 4/30/2004                            (0.22)            --            (0.22)         29.24
Year Ended 4/30/2003                            (0.18)            --            (0.18)         25.46
Year Ended 4/30/2002                            (0.20)         (0.08)           (0.28)         29.90
Year Ended 4/30/2001                            (0.30)         (2.14)           (2.44)         34.88
Year Ended 4/30/2000                            (0.21)         (0.43)           (0.64)         38.72





-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP STOCK FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.90%       $3,368.7          1.03%          1.36%
Period Ended 10/31/2004(e)                      1.27%        3,435.1          1.02%          0.41%
Year Ended 4/30/2004                           15.23%        2,807.4          1.01%          0.37%
Year Ended 4/30/2003                          (14.66)%       2,598.2          1.02%          0.38%
Year Ended 4/30/2002                          (13.86)%       3,385.5          0.95%          0.16%
Year Ended 4/30/2001                           (4.19)%       3,912.5          0.91%          0.52%
Year Ended 4/30/2000                            9.28%        4,115.1          0.90%          0.35%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.43%          102.0          1.89%          0.52%
Period Ended 10/31/2004(e)                      0.72%          122.9          2.00%         (0.57)%
Year Ended 4/30/2004                           13.89%           75.3          2.17%         (0.79)%
Year Ended 4/30/2003                          (15.63)%          81.2          2.16%         (0.75)%
Year Ended 4/30/2002                          (14.73)%         126.4          1.97%         (0.86)%
Year Ended 4/30/2001                           (5.14)%         154.1          1.88%         (0.44)%
Year Ended 4/30/2000                            8.09%          148.6          1.95%         (0.69)%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          3.15%          117.2          0.55%          1.84%
Period Ended 10/31/2004(e)                      1.50%          112.3          0.57%          0.65%
Year Ended 4/30/2004                           15.76%           84.9          0.57%          0.82%
Year Ended 4/30/2003                          (14.24)%          68.2          0.55%          0.85%
Year Ended 4/30/2002                          (13.53)%          65.9          0.55%          0.56%
Year Ended 4/30/2001                           (3.82)%          91.8          0.54%          0.90%
Year Ended 4/30/2000                            9.70%           82.8          0.52%          0.73%

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (D)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP STOCK FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.03%          1.36%            18%
Period Ended 10/31/2004(e)                      1.01%          0.41%            43%
Year Ended 4/30/2004                            1.01%          0.37%            22%
Year Ended 4/30/2003                            1.02%          0.38%             5%
Year Ended 4/30/2002                            0.95%          0.16%             3%
Year Ended 4/30/2001                            0.91%          0.52%            13%
Year Ended 4/30/2000                            0.92%          0.33%             8%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.27%          0.14%            18%
Period Ended 10/31/2004(e)                      2.22%         (0.80)%           43%
Year Ended 4/30/2004                            2.17%         (0.79)%           22%
Year Ended 4/30/2003                            2.16%         (0.75)%            5%
Year Ended 4/30/2002                            1.97%         (0.86)%            3%
Year Ended 4/30/2001                            1.88%         (0.44)%           13%
Year Ended 4/30/2000                            1.96%         (0.71)%            8%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.55%          1.84%            18%
Period Ended 10/31/2004(e)                      0.78%          0.65%            43%
Year Ended 4/30/2004                            0.57%          0.82%            22%
Year Ended 4/30/2003                            0.55%          0.85%             5%
Year Ended 4/30/2002                            0.55%          0.56%             3%
Year Ended 4/30/2001                            0.54%          0.90%            13%
Year Ended 4/30/2000                            0.54%          0.72%             8%

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP INDEX FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           7.78           0.07             0.18           0.25
Period Ended 10/31/2004(e)                       7.61           0.04             0.16           0.20
Year Ended 4/30/2004                             6.30           0.08             1.31           1.39
Year Ended 4/30/2003                             7.32           0.05            (1.05)         (1.00)
Year Ended 4/30/2002                             8.49             --            (1.17)         (1.17)
Period Ended 4/30/2001(f)                       10.00          (0.01)           (1.50)         (1.51)

LARGE CAP INDEX FUND - I
-------------------------
Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           7.76           0.08             0.17           0.25
Period Ended 10/31/2004(e)                       7.55           0.05             0.16           0.21
Year Ended 4/30/2004                             6.31           0.15             1.24           1.39
Year Ended 4/30/2003                             7.38           0.08            (1.07)         (0.99)
Year Ended 4/30/2002                             8.56           0.05            (1.18)         (1.13)
Year Ended 4/30/2001                             9.95           0.09            (1.40)         (1.31)
Period Ended 4/30/2000(g)                       10.00           0.02            (0.07)         (0.05)




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP INDEX FUND
--------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.08)            --           (0.08)          7.95
Period Ended 10/31/2004(e)                      (0.03)            --           (0.03)          7.78
Year Ended 4/30/2004                            (0.08)            --           (0.08)          7.61
Year Ended 4/30/2003                            (0.02)            --           (0.02)          6.30
Year Ended 4/30/2002                               --             --              --           7.32
Period Ended 4/30/2001(f)                          --             --              --           8.49

LARGE CAP INDEX FUND - I
------------------------
Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.12)            --           (0.12)          7.89
Period Ended 10/31/2004(e)                         --             --              --           7.76
Year Ended 4/30/2004                            (0.15)            --           (0.15)          7.55
Year Ended 4/30/2003                            (0.08)            --           (0.08)          6.31
Year Ended 4/30/2002                            (0.05)            --           (0.05)          7.38
Year Ended 4/30/2001                            (0.08)            --           (0.08)          8.56
Period Ended 4/30/2000(g)                          --             --              --           9.95




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP INDEX FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          3.14%           90.2          0.60%          1.80%
Period Ended 10/31/2004(e)                      2.62%           76.3          0.57%          0.64%
Year Ended 4/30/2004                           22.09%           51.2          0.41%          1.28%
Year Ended 4/30/2003                          (13.58)%          27.8          0.93%          0.86%
Year Ended 4/30/2002                          (13.78)%          30.2          1.29%          0.08%
Period Ended 4/30/2001(f)                     (15.10)%          21.1          1.46%         (0.20)%

LARGE CAP INDEX FUND - I
------------------------
Class I Shares
--------------
Six Months Ended 4/29/2005 (Unaudited)          3.16%           30.6          0.56%          1.89%
Period Ended 10/31/2004(e)                      2.78%           29.4          0.54%          1.19%
Year Ended 4/30/2004                           22.00%           28.7          0.54%          1.21%
Year Ended 4/30/2003                          (13.36)%          62.1          0.24%          1.55%
Year Ended 4/30/2002                          (13.22)%          63.0          0.20%          1.17%
Year Ended 4/30/2001                          (13.18)%          26.6          0.20%          0.97%
Period Ended 4/30/2000(g)                      (0.50)%          27.6          0.20%          1.21%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net           Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP INDEX FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.96%          1.44%             6%
Period Ended 10/31/2004(e)                      1.08%          0.13%             5%
Year Ended 4/30/2004                            1.17%          0.52%             6%
Year Ended 4/30/2003                            1.18%          0.61%            16%
Year Ended 4/30/2002                            1.29%          0.08%             4%
Period Ended 4/30/2001(f)                       1.46%         (0.20)%            9%

LARGE CAP INDEX FUND - I
------------------------
Class I Shares
--------------
Six Months Ended 4/29/2005 (Unaudited)          0.56%          1.89%             6%
Period Ended 10/31/2004(e)                      0.54%          1.18%             4%
Year Ended 4/30/2004                            0.55%          1.20%            27%
Year Ended 4/30/2003                            0.36%          1.43%            23%
Year Ended 4/30/2002                            0.49%          0.88%             3%
Year Ended 4/30/2001                            0.69%          0.49%             9%
Period Ended 4/30/2000(g)                       0.93%          0.49%             2%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

(f) Since Fund inception, July 1, 2000.

(g) Since Fund inception, December 31, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $11.81          $0.11           $(0.03)         $0.08
Period Ended 10/31/2004(f)                      11.65           0.09             0.17           0.26
Year Ended 4/30/2004                            10.75           0.17             0.92           1.09
Year Ended 4/30/2003                            11.52           0.19            (0.76)         (0.57)
Year Ended 4/30/2002                            12.41           0.26            (0.88)         (0.62)
Year Ended 4/30/2001                            12.41           0.38               --           0.38
Year Ended 4/30/2000                            12.15           0.32             0.25           0.57

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          11.76           0.06            (0.04)          0.02
Period Ended 10/31/2004(f)                      11.60           0.03             0.17           0.20
Year Ended 4/30/2004                            10.70           0.06             0.92           0.98
Year Ended 4/30/2003                            11.47           0.11            (0.76)         (0.65)
Year Ended 4/30/2002                            12.35           0.15            (0.87)         (0.72)
Year Ended 4/30/2001                            12.35           0.26               --           0.26
Year Ended 4/30/2000                            12.10           0.21             0.24           0.45

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          11.80           0.14            (0.03)          0.11
Period Ended 10/31/2004(f)                      11.64           0.12             0.17           0.29
Year Ended 4/30/2004                            10.74           0.22             0.93           1.15
Year Ended 4/30/2003                            11.51           0.21            (0.73)         (0.52)
Year Ended 4/30/2002                            12.39           0.30            (0.86)         (0.56)
Year Ended 4/30/2001                            12.40           0.42               --           0.42
Year Ended 4/30/2000                            12.13           0.39             0.25           0.64

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $(0.12)        $(0.18)         $(0.30)        $11.59
Period Ended 10/31/2004(f)                      (0.10)            --           (0.10)         11.81
Year Ended 4/30/2004                            (0.19)            --           (0.19)         11.65
Year Ended 4/30/2003                            (0.20)            --           (0.20)         10.75
Year Ended 4/30/2002                            (0.27)            --           (0.27)         11.52
Year Ended 4/30/2001                            (0.38)            --           (0.38)         12.41
Year Ended 4/30/2000                            (0.31)            --           (0.31)         12.41

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.06)         (0.18)          (0.24)         11.54
Period Ended 10/31/2004(f)                      (0.04)            --           (0.04)         11.76
Year Ended 4/30/2004                            (0.08)            --           (0.08)         11.60
Year Ended 4/30/2003                            (0.12)            --           (0.12)         10.70
Year Ended 4/30/2002                            (0.16)            --           (0.16)         11.47
Year Ended 4/30/2001                            (0.26)            --           (0.26)         12.35
Year Ended 4/30/2000                            (0.20)            --           (0.20)         12.35

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.15)         (0.18)          (0.33)         11.58
Period Ended 10/31/2004(f)                      (0.13)            --           (0.13)         11.80
Year Ended 4/30/2004                            (0.25)            --           (0.25)         11.64
Year Ended 4/30/2003                            (0.25)            --           (0.25)         10.74
Year Ended 4/30/2002                            (0.32)            --           (0.32)         11.51
Year Ended 4/30/2001                            (0.43)            --           (0.43)         12.39
Year Ended 4/30/2000                            (0.37)            --           (0.37)         12.40

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                              Return(c)    (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.63%         $277.7          1.09%          1.96%
Period Ended 10/31/2004(f)                      2.21%          278.5          1.07%          1.49%
Year Ended 4/30/2004                           10.22%          278.0          1.06%          1.48%
Year Ended 4/30/2003                           (4.90)%         260.8          1.05%          1.77%
Year Ended 4/30/2002                           (5.02)%         305.6          0.99%          2.19%
Year Ended 4/30/2001                            3.10%          291.7          0.98%          3.07%
Year Ended 4/30/2000                            4.78%          256.1          1.09%          2.76%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.13%           14.5          2.03%          1.01%
Period Ended 10/31/2004(f)                      1.71%           17.6          2.03%          0.53%
Year Ended 4/30/2004                            9.22%           18.6          2.02%          0.52%
Year Ended 4/30/2003                           (5.68)%          19.3          1.84%          0.97%
Year Ended 4/30/2002                           (5.83)%          22.3          1.89%          1.29%
Year Ended 4/30/2001                            2.13%           21.1          1.94%          2.11%
Year Ended 4/30/2000                            3.74%           18.2          2.03%          1.82%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.85%          101.3          0.60%          2.45%
Period Ended 10/31/2004(f)                      2.47%          108.5          0.60%          1.97%
Year Ended 4/30/2004                           10.75%          111.2          0.59%          1.96%
Year Ended 4/30/2003                           (4.45)%         107.8          0.56%          2.26%
Year Ended 4/30/2002                           (4.65)%           3.7          0.58%          2.60%
Year Ended 4/30/2001                            3.50%            3.4          0.59%          3.46%
Year Ended 4/30/2000                            5.33%            3.0          0.60%          3.25%

-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.11%          1.94%           120%
Period Ended 10/31/2004(f)                      1.08%          1.48%           114%
Year Ended 4/30/2004                            1.07%          1.47%           194%
Year Ended 4/30/2003                            1.07%          1.75%            69%
Year Ended 4/30/2002                            1.02%          2.16%            76%
Year Ended 4/30/2001                            1.02%          3.03%            83%
Year Ended 4/30/2000                            1.14%          2.72%            65%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.07%          0.97%           120%
Period Ended 10/31/2004(f)                      2.04%          0.52%           114%
Year Ended 4/30/2004                            2.03%          0.51%           194%
Year Ended 4/30/2003                            1.86%          0.95%            60%
Year Ended 4/30/2002                            1.92%          1.26%            76%
Year Ended 4/30/2001                            1.98%          2.07%            83%
Year Ended 4/30/2000                            2.08%          1.77%            65%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.62%          2.43%           120%
Period Ended 10/31/2004(f)                      0.61%          1.96%           114%
Year Ended 4/30/2004                            0.60%          1.95%           194%
Year Ended 4/30/2003                            0.57%          2.25%            69%
Year Ended 4/30/2002                            0.62%          2.56%            76%
Year Ended 4/30/2001                            0.63%          3.43%            83%
Year Ended 4/30/2000                            0.64%          3.20%            65%

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           5.24           0.19           (0.19)             --
Year Ended 10/31/2004                            5.07           0.40            0.16            0.56
Year Ended 10/31/2003                            4.23           0.41            0.82            1.23
Year Ended 10/31/2002                            5.22           0.53           (1.00)          (0.47)
Year Ended 10/31/2001                            6.72           0.69           (1.42)          (0.73)
Year Ended 10/31/2000                            7.87           0.84           (1.19)          (0.35)

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           5.24           0.17           (0.20)          (0.03)
Year Ended 10/31/2004                            5.07           0.36            0.16            0.52
Year Ended 10/31/2003                            4.23           0.37            0.82            1.19
Year Ended 10/31/2002                            5.22           0.50           (1.01)          (0.51)
Year Ended 10/31/2001                            6.72           0.65           (1.43)          (0.78)
Year Ended 10/31/2000                            7.86           0.78           (1.18)          (0.40)

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           5.24           0.20           (0.19)           0.01
Year Ended 10/31/2004                            5.07           0.42            0.16            0.58
Year Ended 10/31/2003                            4.23           0.42            0.83            1.25
Year Ended 10/31/2002                            5.22           0.55           (1.01)          (0.46)
Year Ended 10/31/2001                            6.73           0.72           (1.45)          (0.73)
Year Ended 10/31/2000                            7.87           0.87           (1.19)          (0.32)




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.20)            --           (0.20)          5.04
Year Ended 10/31/2004                           (0.39)            --           (0.39)          5.24
Year Ended 10/31/2003                           (0.39)            --           (0.39)          5.07
Year Ended 10/31/2002                           (0.52)            --           (0.52)          4.23
Year Ended 10/31/2001                           (0.77)            --           (0.77)          5.22
Year Ended 10/31/2000                           (0.80)            --           (0.80)          6.72

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.17)            --           (0.17)          5.04
Year Ended 10/31/2004                           (0.35)            --           (0.35)          5.24
Year Ended 10/31/2003                           (0.35)            --           (0.35)          5.07
Year Ended 10/31/2002                           (0.48)            --           (0.48)          4.23
Year Ended 10/31/2001                           (0.72)            --           (0.72)          5.22
Year Ended 10/31/2000                           (0.74)            --           (0.74)          6.72

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.21)            --           (0.21)          5.04
Year Ended 10/31/2004                           (0.41)            --           (0.41)          5.24
Year Ended 10/31/2003                           (0.41)            --           (0.41)          5.07
Year Ended 10/31/2002                           (0.53)            --           (0.53)          4.23
Year Ended 10/31/2001                           (0.78)            --           (0.78)          5.22
Year Ended 10/31/2000                           (0.82)            --           (0.82)          6.73




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------

Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)        (0.14)%          581.5          0.88%          7.33%
Year Ended 10/31/2004                         11.53%           603.1          0.89%          7.80%
Year Ended 10/31/2003                         30.00%           579.8          1.02%          8.70%
Year Ended 10/31/2002                         (9.91)%          488.8          1.03%         10.49%
Year Ended 10/31/2001                        (11.49)%          607.9          0.99%         11.62%
Year Ended 10/31/2000                         (5.21)%          727.3          0.87%         10.88%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)        (0.37)%           27.6          1.73%          6.40%
Year Ended 10/31/2004                         10.66%            33.1          1.70%          7.00%
Year Ended 10/31/2003                         29.03%            36.3          1.77%          7.95%
Year Ended 10/31/2002                        (10.58)%           34.9          1.78%          9.74%
Year Ended 10/31/2001                        (12.14)%           37.8          1.74%         10.87%
Year Ended 10/31/2000                         (5.79)%           39.0          1.62%         10.13%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         0.07%            10.0          0.46%          7.76%
Year Ended 10/31/2004                         11.98%            10.1          0.49%          8.21%
Year Ended 10/31/2003                         30.57%            10.8          0.57%          9.15%
Year Ended 10/31/2002                         (9.60)%           10.9          0.69%         10.83%
Year Ended 10/31/2001                        (11.34)%           12.5          0.67%         11.95%
Year Ended 10/31/2000                         (4.81)%           23.3          0.59%         11.16%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.89%          7.32%            29%
Year Ended 10/31/2004                           0.89%          7.80%            73%
Year Ended 10/31/2003                           1.02%          8.70%            96%
Year Ended 10/31/2002                           1.03%         10.49%            77%
Year Ended 10/31/2001                           1.00%         11.61%            65%
Year Ended 10/31/2000                           0.92%         10.83%            60%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.94%          6.19%            29%
Year Ended 10/31/2004                           1.73%          6.96%            73%
Year Ended 10/31/2003                           1.77%          7.95%            96%
Year Ended 10/31/2002                           1.78%          9.74%            77%
Year Ended 10/31/2001                           1.75%         10.86%            65%
Year Ended 10/31/2000                           1.67%         10.08%            60%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.48%          7.74%            29%
Year Ended 10/31/2004                           0.59%          8.10%            73%
Year Ended 10/31/2003                           0.69%          9.03%            96%
Year Ended 10/31/2002                           0.69%         10.83%            77%
Year Ended 10/31/2001                           0.68%         11.94%            65%
Year Ended 10/31/2000                           0.64%         11.11%            60%


(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Notannualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Portfolio turnover rates for the year ended April 30, 2003, excluded the effect of participation in mortgage dollar roll transactions.

(f) For the period from May 1, 2004 to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND II
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          $6.71          $0.22           $(0.25)         $(0.03)
Period Ended 10/31/2004(e)                       6.54           0.22             0.18            0.40
Year Ended 4/30/2004                             6.27           0.46             0.28            0.74
Year Ended 4/30/2003                             6.19           0.50             0.08            0.58
Year Ended 4/30/2002                             6.76           0.54            (0.56)          (0.02)
Year Ended 4/30/2001                             7.44           0.63            (0.68)          (0.05)
Year Ended 4/30/2000                             8.92           0.87            (1.48)          (0.61)

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           6.72           0.19            (0.26)          (0.07)
Period Ended 10/31/2004(e)                       6.54           0.19             0.19            0.38
Year Ended 4/30/2004                             6.27           0.40             0.28            0.68
Year Ended 4/30/2003                             6.19           0.45             0.08            0.53
Year Ended 4/30/2002                             6.76           0.49            (0.56)          (0.07)
Year Ended 4/30/2001                             7.44           0.58            (0.68)          (0.10)
Year Ended 4/30/2000                             8.92           0.81            (1.48)          (0.67)

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           6.71           0.24            (0.26)          (0.02)
Period Ended 10/31/2004(e)                       6.54           0.24             0.18            0.42
Year Ended 4/30/2004                             6.27           0.48             0.29            0.77
Year Ended 4/30/2003                             6.19           0.51             0.09            0.60
Year Ended 4/30/2002                             6.76           0.56            (0.57)          (0.01)
Year Ended 4/30/2001                             7.43           0.65            (0.67)          (0.02)
Year Ended 4/30/2000                             8.91           0.89            (1.48)          (0.59)

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND II
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $(0.24)           $--          $(0.24)         $6.44
Period Ended 10/31/2004(e)                      (0.23)            --           (0.23)          6.71
Year Ended 4/30/2004                            (0.47)            --           (0.47)          6.54
Year Ended 4/30/2003                            (0.50)            --           (0.50)          6.27
Year Ended 4/30/2002                            (0.55)            --           (0.55)          6.19
Year Ended 4/30/2001                            (0.63)            --           (0.63)          6.76
Year Ended 4/30/2000                            (0.87)            --           (0.87)          7.44

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.21)            --           (0.21)          6.44
Period Ended 10/31/2004(e)                      (0.20)            --           (0.20)          6.72
Year Ended 4/30/2004                            (0.41)            --           (0.41)          6.54
Year Ended 4/30/2003                            (0.45)            --           (0.45)          6.27
Year Ended 4/30/2002                            (0.50)            --           (0.50)          6.19
Year Ended 4/30/2001                            (0.58)            --           (0.58)          6.76
Year Ended 4/30/2000                            (0.81)            --           (0.81)          7.44

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.25)            --           (0.25)          6.44
Period Ended 10/31/2004(e)                      (0.25)            --           (0.25)          6.71
Year Ended 4/30/2004                            (0.50)            --           (0.50)          6.54
Year Ended 4/30/2003                            (0.52)            --           (0.52)          6.27
Year Ended 4/30/2002                            (0.56)            --           (0.56)          6.19
Year Ended 4/30/2001                            (0.65)            --           (0.65)          6.76
Year Ended 4/30/2000                            (0.89)            --           (0.89)          7.43

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND II
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (0.51)%        $130.5          0.97%          7.19%
Period Ended 10/31/2004(e)                      6.32%          138.9          1.07%          6.82%
Year Ended 4/30/2004                           12.08%          135.1          1.10%          6.98%
Year Ended 4/30/2003                           10.59%          117.4          0.93%          8.72%
Year Ended 4/30/2002                           (0.26)%         118.6          1.00%          8.41%
Year Ended 4/30/2001                           (0.81)%         121.0          1.00%          9.06%
Year Ended 4/30/2000                           (7.00)%         134.3          0.96%         10.54%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (1.00)%           4.6          1.96%          6.09%
Period Ended 10/31/2004(e)                      5.95%            5.9          2.05%          5.84%
Year Ended 4/30/2004                           11.06%            6.1          2.01%          6.07%
Year Ended 4/30/2003                            9.61%            6.0          1.84%          7.81%
Year Ended 4/30/2002                           (1.02)%           8.2          1.74%          7.67%
Year Ended 4/30/2001                           (1.53)%           9.7          1.73%          8.33%
Year Ended 4/30/2000                           (7.65)%          11.6          1.62%          9.88%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (0.30)%           4.1          0.51%          7.65%
Period Ended 10/31/2004(e)                      6.56%            4.3          0.61%          7.28%
Year Ended 4/30/2004                           12.56%            3.8          0.67%          7.41%
Year Ended 4/30/2003                           10.88%            3.3          0.67%          8.98%
Year Ended 4/30/2002                            0.05%            2.7          0.68%          8.73%
Year Ended 4/30/2001                           (0.34)%           2.2          0.67%          9.34%
Year Ended 4/30/2000                           (6.67)%           2.0          0.53%         11.00%

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (D)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND II
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.14%          7.02%            29%
Period Ended 10/31/2004(e)                      1.14%          6.75%            55%
Year Ended 4/30/2004                            1.10%          6.98%            91%
Year Ended 4/30/2003                            1.03%          8.62%           103%
Year Ended 4/30/2002                            1.17%          8.24%            72%
Year Ended 4/30/2001                            1.08%          8.98%           106%
Year Ended 4/30/2000                            1.12%         10.38%            54%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          2.13%          5.92%            29%
Period Ended 10/31/2004(e)                      2.11%          5.78%            55%
Year Ended 4/30/2004                            2.01%          6.07%            91%
Year Ended 4/30/2003                            2.01%          7.64%           103%
Year Ended 4/30/2002                            1.93%          7.48%            72%
Year Ended 4/30/2001                            1.99%          8.08%           106%
Year Ended 4/30/2000                            1.97%          9.53%            54%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.68%          7.48%            29%
Period Ended 10/31/2004(e)                      0.68%          7.21%            55%
Year Ended 4/30/2004                            0.67%          7.41%            91%
Year Ended 4/30/2003                            0.67%          8.98%           103%
Year Ended 4/30/2002                            0.68%          8.73%            72%
Year Ended 4/30/2001                            0.67%          9.34%           106%
Year Ended 4/30/2000                            0.62%         10.92%            54%

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
-------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          11.56           0.25            (0.05)           0.20
Year Ended 10/31/2004                           11.53           0.50             0.12            0.62
Year Ended 10/31/2003                           11.61           0.54            (0.05)           0.49
Year Ended 10/31/2002                           11.58           0.54             0.01            0.55
Year Ended 10/31/2001                           10.99           0.55             0.60            1.15
Year Ended 10/31/2000                           10.71           0.56             0.28            0.84

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          11.55           0.21            (0.05)           0.16
Year Ended 10/31/2004                           11.52           0.44             0.09            0.53
Year Ended 10/31/2003                           11.61           0.45            (0.06)           0.39
Year Ended 10/31/2002                           11.59           0.46             0.01            0.47
Year Ended 10/31/2001                           10.99           0.48             0.60            1.08
Year Ended 10/31/2000                           10.70           0.48             0.29            0.77

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          11.55           0.26            (0.04)           0.22
Year Ended 10/31/2004                           11.53           0.53             0.11            0.64
Year Ended 10/31/2003                           11.61           0.58            (0.05)           0.53
Year Ended 10/31/2002                           11.58           0.57             0.01            0.58
Year Ended 10/31/2001                           10.99           0.56             0.61            1.17
Year Ended 10/31/2000                           10.69           0.58             0.30            0.88




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.25)            --           (0.25)         11.51
Year Ended 10/31/2004                           (0.53)         (0.06)          (0.59)         11.56
Year Ended 10/31/2003                           (0.56)         (0.01)          (0.57)         11.53
Year Ended 10/31/2002                           (0.52)            --           (0.52)         11.61
Year Ended 10/31/2001                           (0.56)            --           (0.56)         11.58
Year Ended 10/31/2000                           (0.56)            --           (0.56)         10.99

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.21)            --           (0.21)         11.50
Year Ended 10/31/2004                           (0.44)         (0.06)          (0.50)         11.55
Year Ended 10/31/2003                           (0.47)         (0.01)          (0.48)         11.52
Year Ended 10/31/2002                           (0.45)            --           (0.45)         11.61
Year Ended 10/31/2001                           (0.48)            --           (0.48)         11.59
Year Ended 10/31/2000                           (0.48)            --           (0.48)         10.99

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.27)            --           (0.27)         11.50
Year Ended 10/31/2004                           (0.56)         (0.06)          (0.62)         11.55
Year Ended 10/31/2003                           (0.60)         (0.01)          (0.61)         11.53
Year Ended 10/31/2002                           (0.55)            --           (0.55)         11.61
Year Ended 10/31/2001                           (0.58)            --           (0.58)         11.58
Year Ended 10/31/2000                           (0.58)            --           (0.58)         10.99




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
-------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.83%        1,262.4          0.78%          4.33%
Year Ended 10/31/2004                           5.47%        1,264.1          0.73%          4.53%
Year Ended 10/31/2003                           4.37%          641.7          0.72%          4.62%
Year Ended 10/31/2002                           4.91%          645.4          0.73%          4.69%
Year Ended 10/31/2001                          10.78%          609.5          0.72%          4.90%
Year Ended 10/31/2000                           8.09%          559.4          0.69%          5.18%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.39%           31.3          1.47%          3.61%
Year Ended 10/31/2004                           4.72%           34.0          1.46%          3.81%
Year Ended 10/31/2003                           3.48%           24.2          1.47%          3.88%
Year Ended 10/31/2002                           4.15%           22.3          1.48%          3.94%
Year Ended 10/31/2001                           9.99%           15.3          1.47%          4.15%
Year Ended 10/31/2000                           7.44%            9.7          1.44%          4.43%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.89%            4.2          0.47%          4.62%
Year Ended 10/31/2004                           5.70%            5.1          0.44%          4.83%
Year Ended 10/31/2003                           4.67%            2.6          0.44%          4.90%
Year Ended 10/31/2002                           5.08%            3.2          0.57%          4.85%
Year Ended 10/31/2001                          10.95%            2.6          0.56%          5.05%
Year Ended 10/31/2000                           8.42%            3.2          0.52%          5.35%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (D)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND
-------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.78%          4.33%             3%
Year Ended 10/31/2004                           0.73%          4.53%            12%
Year Ended 10/31/2003                           0.72%          4.62%             6%
Year Ended 10/31/2002                           0.73%          4.69%            13%
Year Ended 10/31/2001                           0.73%          4.89%             5%
Year Ended 10/31/2000                           0.74%          5.13%            12%

Class B Shares

Six Months Ended 4/29/2005 (Unaudited)          1.61%          3.47%             3%
Year Ended 10/31/2004                           1.51%          3.76%            12%
Year Ended 10/31/2003                           1.47%          3.88%             6%
Year Ended 10/31/2002                           1.48%          3.94%            13%
Year Ended 10/31/2001                           1.48%          4.14%             5%
Year Ended 10/31/2000                           1.49%          4.38%            12%

Class I Shares

Six Months Ended 4/29/2005 (Unaudited)          0.47%          4.62%             3%
Year Ended 10/31/2004                           0.52%          4.75%            12%
Year Ended 10/31/2003                           0.56%          4.78%             6%
Year Ended 10/31/2002                           0.57%          4.85%            13%
Year Ended 10/31/2001                           0.57%          5.04%             5%
Year Ended 10/31/2000                           0.57%          5.30%            12%


(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) For the period from May 1, 2004 to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          $8.86          $0.18           $(0.13)         $0.05
Year Ended 10/31/2004                            8.73           0.35             0.13           0.48
Year Ended 10/31/2003                            8.34           0.34             0.40           0.74
Year Ended 10/31/2002                            8.71           0.41            (0.38)          0.03
Year Ended 10/31/2001                            8.19           0.48             0.56           1.04
Year Ended 10/31/2000                            8.22           0.53            (0.05)          0.48

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           8.84           0.14            (0.12)          0.02
Year Ended 10/31/2004                            8.71           0.29             0.12           0.41
Year Ended 10/31/2003                            8.32           0.27             0.41           0.68
Year Ended 10/31/2002                            8.70           0.35            (0.40)         (0.05)
Year Ended 10/31/2001                            8.17           0.42             0.57           0.99
Year Ended 10/31/2000                            8.20           0.46            (0.05)          0.41

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           8.85           0.20            (0.13)          0.07
Year Ended 10/31/2004                            8.75           0.39             0.10           0.49
Year Ended 10/31/2003                            8.34           0.37             0.43           0.80
Year Ended 10/31/2002                            8.71           0.44            (0.39)          0.05
Year Ended 10/31/2001                            8.19           0.50             0.57           1.07
Year Ended 10/31/2000                            8.22           0.54            (0.04)          0.50

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $(0.18)           $--          $(0.18)         $8.73
Year Ended 10/31/2004                           (0.35)            --           (0.35)          8.86
Year Ended 10/31/2003                           (0.35)            --           (0.35)          8.73
Year Ended 10/31/2002                           (0.40)            --           (0.40)          8.34
Year Ended 10/31/2001                           (0.52)            --           (0.52)          8.71
Year Ended 10/31/2000                           (0.51)            --           (0.51)          8.19

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.15)            --           (0.15)          8.71
Year Ended 10/31/2004                           (0.28)            --           (0.28)          8.84
Year Ended 10/31/2003                           (0.29)            --           (0.29)          8.71
Year Ended 10/31/2002                           (0.33)            --           (0.33)          8.32
Year Ended 10/31/2001                           (0.46)            --           (0.46)          8.70
Year Ended 10/31/2000                           (0.44)            --           (0.44)          8.17

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.20)            --           (0.20)          8.72
Year Ended 10/31/2004                           (0.39)            --           (0.39)          8.85
Year Ended 10/31/2003                           (0.39)            --           (0.39)          8.75
Year Ended 10/31/2002                           (0.42)            --           (0.42)          8.34
Year Ended 10/31/2001                           (0.55)            --           (0.55)          8.71
Year Ended 10/31/2000                           (0.53)            --           (0.53)          8.19

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
---------------

Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.63%         $557.7          0.81%          4.15%
Year Ended 10/31/2004                           5.64%          575.2          0.82%          4.04%
Year Ended 10/31/2003                           9.05%          608.7          0.87%          3.88%
Year Ended 10/31/2002                           0.25%          629.3          0.84%          4.87%
Year Ended 10/31/2001                          13.25%          657.3          0.83%          5.66%
Year Ended 10/31/2000                           6.02%          611.0          0.83%          6.41%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.21%           22.0          1.63%          3.30%
Year Ended 10/31/2004                           4.83%           25.4          1.60%          3.25%
Year Ended 10/31/2003                           8.25%           30.3          1.62%          3.13%
Year Ended 10/31/2002                          (0.49)%          31.7          1.59%          4.12%
Year Ended 10/31/2001                          12.45%           25.3          1.58%          4.91%
Year Ended 10/31/2000                           5.24%           16.7          1.58%          5.66%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.83%           32.6          0.40%          4.64%
Year Ended 10/31/2004                           5.94%           29.0          0.43%          4.43%
Year Ended 10/31/2003                           9.49%           25.2          0.47%          4.28%
Year Ended 10/31/2002                           0.65%           40.1          0.55%          5.15%
Year Ended 10/31/2001                          13.43%           39.1          0.56%          5.94%
Year Ended 10/31/2000                           6.33%           38.3          0.55%          6.69%

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (D)
                                            ---------------------------
                                                               Net           Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.82%          4.14%           113%
Year Ended 10/31/2004                           0.83%          4.04%           203%
Year Ended 10/31/2003                           0.88%          3.87%           312%
Year Ended 10/31/2002                           0.89%          4.82%           170%
Year Ended 10/31/2001                           0.88%          5.61%           175%
Year Ended 10/31/2000                           0.88%          6.36%           111%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.99%          2.94%           113%
Year Ended 10/31/2004                           1.68%          3.17%           203%
Year Ended 10/31/2003                           1.63%          3.12%           312%
Year Ended 10/31/2002                           1.64%          4.07%           170%
Year Ended 10/31/2001                           1.63%          4.86%           175%
Year Ended 10/31/2000                           1.63%          5.61%           111%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.41%          4.63%           113%
Year Ended 10/31/2004                           0.54%          4.32%           203%
Year Ended 10/31/2003                           0.60%          4.15%           312%
Year Ended 10/31/2002                           0.60%          5.10%           170%
Year Ended 10/31/2001                           0.61%          5.89%           175%
Year Ended 10/31/2000                           0.60%          6.64%           111%

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          10.27           0.19            (0.14)          0.05
Period Ended 10/31/2004(f)                      10.14           0.20             0.16           0.36
Year Ended 4/30/2004                            10.31           0.40            (0.12)          0.28
Year Ended 4/30/2003                             9.82           0.42             0.52           0.94
Year Ended 4/30/2002                             9.80           0.56             0.02           0.58
Year Ended 4/30/2001                             9.32           0.61             0.48           1.09
Year Ended 4/30/2000                             9.92           0.58            (0.60)         (0.02)

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          10.27           0.14            (0.13)          0.01
Period Ended 10/31/2004(f)                      10.15           0.15             0.15           0.30
Year Ended 4/30/2004                            10.32           0.30            (0.12)          0.18
Year Ended 4/30/2003                             9.82           0.33             0.53           0.86
Year Ended 4/30/2002                             9.80           0.47             0.02           0.49
Year Ended 4/30/2001                             9.32           0.52             0.48           1.00
Year Ended 4/30/2000                             9.92           0.49            (0.60)         (0.11)

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          10.27           0.21            (0.14)          0.07
Period Ended 10/31/2004(f)                      10.15           0.22             0.15           0.37
Year Ended 4/30/2004                            10.31           0.44            (0.11)          0.33
Year Ended 4/30/2003                             9.82           0.46             0.52           0.98
Year Ended 4/30/2002                             9.80           0.60             0.02           0.62
Year Ended 4/30/2001                             9.32           0.66             0.48           1.14
Year Ended 4/30/2000                             9.92           0.62            (0.60)          0.02




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.21)            --           (0.21)         10.11
Period Ended 10/31/2004(f)                      (0.22)         (0.01)          (0.23)         10.27
Year Ended 4/30/2004                            (0.45)            --           (0.45)         10.14
Year Ended 4/30/2003                            (0.45)            --           (0.45)         10.31
Year Ended 4/30/2002                            (0.56)            --           (0.56)          9.82
Year Ended 4/30/2001                            (0.61)            --           (0.61)          9.80
Year Ended 4/30/2000                            (0.58)            --           (0.58)          9.32

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.16)            --           (0.16)         10.12
Period Ended 10/31/2004(f)                      (0.17)         (0.01)          (0.18)         10.27
Year Ended 4/30/2004                            (0.35)            --           (0.35)         10.15
Year Ended 4/30/2003                            (0.36)            --           (0.36)         10.32
Year Ended 4/30/2002                            (0.47)            --           (0.47)          9.82
Year Ended 4/30/2001                            (0.52)            --           (0.52)          9.80
Year Ended 4/30/2000                            (0.49)            --           (0.49)          9.32

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.23)            --           (0.23)         10.11
Period Ended 10/31/2004(f)                      (0.24)         (0.01)          (0.25)         10.27
Year Ended 4/30/2004                            (0.49)            --           (0.49)         10.15
Year Ended 4/30/2003                            (0.49)            --           (0.49)         10.31
Year Ended 4/30/2002                            (0.60)            --           (0.60)          9.82
Year Ended 4/30/2001                            (0.66)            --           (0.66)          9.80
Year Ended 4/30/2000                            (0.62)            --           (0.62)          9.32




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.55%          446.2          0.92%          4.06%
Period Ended 10/31/2004(f)                      3.58%          457.1          0.92%          3.84%
Year Ended 4/30/2004                            2.74%          460.5          0.88%          3.86%
Year Ended 4/30/2003                            9.79%          526.5          0.85%          4.19%
Year Ended 4/30/2002                            6.01%          451.5          0.81%          5.54%
Year Ended 4/30/2001                           12.08%          353.5          0.81%          6.38%
Year Ended 4/30/2000                           (0.11)%         321.7          0.83%          6.12%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.06%           11.8          1.91%          3.05%
Period Ended 10/31/2004(f)                      2.97%           13.3          1.91%          2.84%
Year Ended 4/30/2004                            1.75%           13.4          1.86%          2.89%
Year Ended 4/30/2003                            8.91%           13.2          1.77%          3.28%
Year Ended 4/30/2002                            5.03%            7.9          1.73%          4.64%
Year Ended 4/30/2001                           11.04%            4.6          1.73%          5.45%
Year Ended 4/30/2000                           (1.09)%           3.6          1.80%          5.17%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.67%           34.2          0.49%          4.47%
Period Ended 10/31/2004(f)                      3.69%           36.3          0.50%          4.25%
Year Ended 4/30/2004                            3.25%           34.5          0.49%          4.26%
Year Ended 4/30/2003                           10.20%           29.2          0.47%          4.57%
Year Ended 4/30/2002                            6.42%           22.9          0.39%          5.93%
Year Ended 4/30/2001                           12.55%           55.6          0.39%          6.79%
Year Ended 4/30/2000                            0.30%           47.9          0.43%          6.55%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (D)
                                            ---------------------------
                                                               Net           Portfolio
                                                           Investment        Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
---------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.94%          4.04%           195%
Period Ended 10/31/2004(f)                      0.93%          3.83%           167%
Year Ended 4/30/2004                            0.89%          3.85%           463%
Year Ended 4/30/2003                            0.86%          4.18%           149%
Year Ended 4/30/2002                            0.88%          5.47%           160%
Year Ended 4/30/2001                            0.91%          6.27%           172%
Year Ended 4/30/2000                            0.91%          6.04%           163%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.95%          3.01%           195%
Period Ended 10/31/2004(f)                      1.92%          2.83%           167%
Year Ended 4/30/2004                            1.87%          2.88%           463%
Year Ended 4/30/2003                            1.78%          3.27%           149%
Year Ended 4/30/2002                            1.80%          4.57%           160%
Year Ended 4/30/2001                            1.83%          5.35%           172%
Year Ended 4/30/2000                            1.88%          5.09%           163%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.52%          4.44%           195%
Period Ended 10/31/2004(f)                      0.51%          4.24%           167%
Year Ended 4/30/2004                            0.50%          4.25%           463%
Year Ended 4/30/2003                            0.48%          4.56%           149%
Year Ended 4/30/2002                            0.46%          5.86%           160%
Year Ended 4/30/2001                            0.49%          6.69%           172%
Year Ended 4/30/2000                            0.50%          6.47%           163%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Portfolio turnover rates for the Income Fund prior to the year ended
    October 31, 2003 and for the Core Bond Fund for the year ended April 30,
    2003, excluded the effect of participation in mortgage dollar roll transactions.

(f) For the period from May 1, 2004 to October 31, 2004.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND - I
-------------------
Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $10.24          $0.19           $(0.11)          $0.08
Period Ended 10/31/2004(f)                      10.10           0.20             0.18            0.38
Year Ended 4/30/2004                            10.96           0.39            (0.25)           0.14
Year Ended 4/30/2003                            10.48           0.50             0.56            1.06
Year Ended 4/30/2002                            10.47           0.59             0.16            0.75
Year Ended 4/30/2001                             9.95           0.69             0.52            1.21
Period Ended 4/30/2000(g)                       10.00           0.22            (0.05)           0.17

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on        Total          End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND - I
-------------------
Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         $(0.23)           $--         $(0.23)        $10.09
Period Ended 10/31/2004(f)                      (0.23)         (0.01)         (0.24)         10.24
Year Ended 4/30/2004                            (0.50)         (0.50)         (1.00)         10.10
Year Ended 4/30/2003                            (0.58)            --          (0.58)         10.96
Year Ended 4/30/2002                            (0.64)         (0.10)         (0.74)         10.48
Year Ended 4/30/2001                            (0.69)            --          (0.69)         10.47
Period Ended 4/30/2000(g)                       (0.22)            --          (0.22)          9.95

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND - I
-------------------

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.94%          $19.0          0.57%          4.62%
Period Ended 10/31/2004(f)                      3.89%           27.5          0.54%          3.97%
Year Ended 4/30/2004                            1.31%           40.7          0.43%          3.75%
Year Ended 4/30/2003                           10.35%           81.0          0.23%          4.65%
Year Ended 4/30/2002                            7.36%           58.9          0.20%          5.47%
Year Ended 4/30/2001                           12.50%           18.6          0.20%          6.66%
Period Ended 4/30/2000(g)                       1.72%           11.1          0.20%          6.85%

----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
BOND INDEX FUND - I
-------------------
Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.58%          4.61%           179%
Period Ended 10/31/2004(f)                      0.55%          3.96%           184%
Year Ended 4/30/2004                            0.44%          3.74%           305%
Year Ended 4/30/2003                            0.31%          4.57%            90%
Year Ended 4/30/2002                            0.53%          5.14%            92%
Year Ended 4/30/2001                            0.98%          5.88%            51%
Period Ended 4/30/2000(g)                       1.04%          6.02%            52%

-----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          12.91           0.19           (0.19)             --
Year Ended 10/31/2004                           13.06           0.35           (0.03)           0.32
Year Ended 10/31/2003                           12.75           0.36            0.31            0.67
Year Ended 10/31/2002                           13.14           0.46           (0.14)           0.32
Year Ended 10/31/2001                           12.41           0.65            0.78            1.43
Period Ended 10/31/2000(h)                      12.50           0.72           (0.09)           0.63

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          12.92           0.19           (0.18)           0.01
Year Ended 10/31/2004                           13.06           0.33           (0.02)           0.31
Year Ended 10/31/2003                           12.75           0.34            0.31            0.65
Year Ended 10/31/2002                           13.14           0.46           (0.14)           0.32
Year Ended 10/31/2001                           12.41           0.65            0.78            1.43
Period Ended 10/31/2000(h)                      12.50           0.72           (0.09)           0.63

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          12.91           0.22           (0.19)           0.03
Year Ended 10/31/2004                           13.05           0.39           (0.02)           0.37
Year Ended 10/31/2003                           12.74           0.40            0.31            0.71
Year Ended 10/31/2002                           13.14           0.50           (0.15)           0.35
Year Ended 10/31/2001                           12.41           0.69            0.78            1.47
Period Ended 10/31/2000(h)                      12.50           0.74           (0.09)           0.65




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on         Total         End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.19)         (0.03)          (0.22)         12.69
Year Ended 10/31/2004                           (0.35)         (0.12)          (0.47)         12.91
Year Ended 10/31/2003                           (0.36)            --           (0.36)         13.06
Year Ended 10/31/2002                           (0.46)         (0.25)          (0.71)         12.75
Year Ended 10/31/2001                           (0.65)         (0.05)          (0.70)         13.14
Period Ended 10/31/2000(h)                      (0.72)            --           (0.72)         12.41

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.19)         (0.03)          (0.22)         12.71
Year Ended 10/31/2004                           (0.33)         (0.12)          (0.45)         12.92
Year Ended 10/31/2003                           (0.34)            --           (0.34)         13.06
Year Ended 10/31/2002                           (0.46)         (0.25)          (0.71)         12.75
Year Ended 10/31/2001                           (0.65)         (0.05)          (0.70)         13.14
Period Ended 10/31/2000(h)                      (0.72)            --           (0.72)         12.41

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.22)         (0.03)          (0.25)         12.69
Year Ended 10/31/2004                           (0.39)         (0.12)          (0.51)         12.91
Year Ended 10/31/2003                           (0.40)            --           (0.40)         13.05
Year Ended 10/31/2002                           (0.50)         (0.25)          (0.75)         12.74
Year Ended 10/31/2001                           (0.69)         (0.05)          (0.74)         13.14
Period Ended 10/31/2000(h)                      (0.74)            --           (0.74)         12.41




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
---------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.03%          130.8          0.88%          3.08%
Year Ended 10/31/2004                           2.52%          119.4          0.75%          2.71%
Year Ended 10/31/2003                           5.30%           90.4          0.74%          2.78%
Year Ended 10/31/2002                           2.51%           73.9          0.75%          3.56%
Year Ended 10/31/2001                          11.89%           39.1          0.81%          5.02%
Period Ended 10/31/2000(h)                      5.20%           16.6          0.95%          5.84%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.12%            2.0          0.87%          3.05%
Year Ended 10/31/2004                           2.45%            2.1          0.88%          2.59%
Year Ended 10/31/2003                           5.14%            6.2          0.91%          2.61%
Year Ended 10/31/2002                           2.51%            5.8          0.75%          3.56%
Year Ended 10/31/2001                          11.89%            5.4          0.81%          5.02%
Period Ended 10/31/2000(h)                      5.20%            5.0          0.95%          5.84%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.27%            6.9          0.40%          3.49%
Year Ended 10/31/2004                           2.90%            9.8          0.45%          3.01%
Year Ended 10/31/2003                           5.62%           14.7          0.46%          3.07%
Year Ended 10/31/2002                           2.77%           14.0          0.42%          3.89%
Year Ended 10/31/2001                          12.22%           11.5          0.51%          5.32%
Period Ended 10/31/2000(h)                      5.43%           10.6          0.73%          6.06%




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (d)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
--------------------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.90%          3.06%           162%
Year Ended 10/31/2004                           0.89%          2.57%           230%
Year Ended 10/31/2003                           0.96%          2.56%           297%
Year Ended 10/31/2002                           1.05%          3.26%           288%
Year Ended 10/31/2001                           1.08%          4.75%           290%
Period Ended 10/31/2000(h)                      1.10%          5.69%           229%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.93%          2.99%           162%
Year Ended 10/31/2004                           0.88%          2.59%           230%
Year Ended 10/31/2003                           0.96%          2.56%           297%
Year Ended 10/31/2002                           1.05%          3.26%           288%
Year Ended 10/31/2001                           1.08%          4.75%           290%
Period Ended 10/31/2000(h)                      1.10%          5.69%           229%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.42%          3.47%           162%
Year Ended 10/31/2004                           0.57%          2.89%           230%
Year Ended 10/31/2003                           0.64%          2.89%           297%
Year Ended 10/31/2002                           0.72%          3.59%           288%
Year Ended 10/31/2001                           0.78%          5.05%           290%
Period Ended 10/31/2000(h)                      0.88%          5.91%           229%


(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

(e) Portfolio turnover rates for the Bond Index Fund-I for the year ended
    April 30, 2003 and for the Limited Maturity Bond Fund prior to the year ended October 31, 2003, excluded the effect of participation in mortgage dollar roll transactions.

(f) For the period from May 1, 2004 to October 31, 2004.

(g) Since Fund inception, December 31, 1999.

(h) Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.





Thrivent Mutual Funds
Financial Highlights - continued


----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                Income from Investment Operations
                                                          ---------------------------------------------
                                              Net Asset                      Net Realized
                                                Value,          Net         and Unrealized    Total from
                                              Beginning      Investment     Gain/(Loss) on    Investment
                                              of Period    Income/(Loss)    Investments(b)    Operations
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          $1.00         $0.008              $--         $0.008
Period Ended 10/31/2004(c)                       1.00         (0.001)           0.004          0.003
Year Ended 4/30/2004                             1.00          0.003               --          0.003
Year Ended 4/30/2003                             1.00           0.01               --           0.01
Year Ended 4/30/2002                             1.00           0.02               --           0.02
Year Ended 4/30/2001                             1.00           0.05               --           0.05
Year Ended 4/30/2000                             1.00           0.05               --           0.05

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           1.00          0.007               --          0.007
Period Ended 10/31/2004(c)                       1.00          0.002               --          0.002
Year Ended 4/30/2004                             1.00          0.001               --          0.001
Year Ended 4/30/2003                             1.00          0.003               --          0.003
Year Ended 4/30/2002                             1.00           0.01               --           0.01
Year Ended 4/30/2001                             1.00           0.04               --           0.04
Year Ended 4/30/2000                             1.00           0.04               --           0.04

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)           1.00           0.01               --           0.01
Period Ended 10/31/2004(c)                       1.00          0.005               --          0.005
Year Ended 4/30/2004                             1.00           0.01               --           0.01
Year Ended 4/30/2003                             1.00           0.01               --           0.01
Year Ended 4/30/2002                             1.00           0.03               --           0.03
Year Ended 4/30/2001                             1.00           0.06               --           0.06
Year Ended 4/30/2000                             1.00           0.05               --           0.05




----------------------------------------------------------------------------------------------------------------------------------
                                        F O R  A  S H A R E  O U T S T A N D I N G  T H R O U G H O U T  E A C H  P E R I O D (a)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Less Distributions
                                                         from
                                              --------------------------
                                                                  Net                       Net Asset
                                                  Net          Realized                       Value,
                                               Investment       Gain on        Total          End of
                                                 Income       Investments    Distributions    Period
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)        $(0.008)           $--        $(0.008)         $1.00
Period Ended 10/31/2004(c)                     (0.003)            --         (0.003)          1.00
Year Ended 4/30/2004                           (0.003)            --         (0.003)          1.00
Year Ended 4/30/2003                            (0.01)            --          (0.01)          1.00
Year Ended 4/30/2002                            (0.02)            --          (0.02)          1.00
Year Ended 4/30/2001                            (0.05)            --          (0.05)          1.00
Year Ended 4/30/2000                            (0.05)            --          (0.05)          1.00

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)         (0.007)            --         (0.007)          1.00
Period Ended 10/31/2004(c)                     (0.002)            --         (0.002)          1.00
Year Ended 4/30/2004                           (0.001)            --         (0.001)          1.00
Year Ended 4/30/2003                           (0.003)            --         (0.003)          1.00
Year Ended 4/30/2002                            (0.01)            --          (0.01)          1.00
Year Ended 4/30/2001                            (0.04)            --          (0.04)          1.00
Year Ended 4/30/2000                            (0.04)            --          (0.04)          1.00

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          (0.01)            --          (0.01)          1.00
Period Ended 10/31/2004(c)                     (0.005)            --         (0.005)          1.00
Year Ended 4/30/2004                            (0.01)            --          (0.01)          1.00
Year Ended 4/30/2003                            (0.01)            --          (0.01)          1.00
Year Ended 4/30/2002                            (0.03)            --          (0.03)          1.00
Year Ended 4/30/2001                            (0.06)            --          (0.06)          1.00
Year Ended 4/30/2000                            (0.05)            --          (0.05)          1.00




-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Ratio to Average Net
                                                                                    Assets (d)
                                                                            -------------------------
                                                             Net Assets                       Net
                                               Total       End of Period                  Investment
                                             Return(c)     (in millions)    Expenses    Income/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.75%         $652.0          0.90%          1.51%
Period Ended 10/31/2004(c)                      0.26%          686.8          0.90%          0.61%
Year Ended 4/30/2004                            0.32%          262.2          0.83%          0.32%
Year Ended 4/30/2003                            0.88%          349.6          0.77%          0.89%
Year Ended 4/30/2002                            2.28%          399.8          0.72%          2.19%
Year Ended 4/30/2001                            5.70%          423.9          0.76%          5.51%
Year Ended 4/30/2000                            4.99%          348.0          0.66%          4.90%

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.70%            2.2          1.01%          1.35%
Period Ended 10/31/2004(c)                      0.18%            2.9          1.04%          0.47%
Year Ended 4/30/2004                            0.07%            1.8          1.08%          0.07%
Year Ended 4/30/2003                            0.42%            2.8          1.38%          0.27%
Year Ended 4/30/2002                            1.34%            2.8          1.52%          1.39%
Year Ended 4/30/2001                            4.67%            3.3          1.81%          4.45%
Year Ended 4/30/2000                            3.94%            2.4          1.65%          3.95%

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.00%          245.2          0.41%          2.00%
Period Ended 10/31/2004(c)                      0.47%          245.7          0.47%          1.05%
Year Ended 4/30/2004                            0.59%          114.6          0.56%          0.59%
Year Ended 4/30/2003                            1.17%           91.4          0.48%          1.18%
Year Ended 4/30/2002                            2.54%          117.8          0.46%          2.45%
Year Ended 4/30/2001                            6.07%           25.3          0.43%          5.86%
Year Ended 4/30/2000                            5.36%           12.8          0.31%          5.18%



-----------------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O / S U P P L E M E N T A L  D A T A
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Ratios to Average
                                            Net Assets, Before Expenses
                                              Waived, Credited or Paid
                                                    Indirectly (D)
                                            ---------------------------
                                                               Net          Portfolio
                                                           Investment       Turnover
                                              Expenses    Income/(Loss)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
-----------------
Class A Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.00%          1.41%            N/A
Period Ended 10/31/2004(c)                      1.00%          0.51%            N/A
Year Ended 4/30/2004                            0.93%          0.22%            N/A
Year Ended 4/30/2003                            0.92%          0.74%            N/A
Year Ended 4/30/2002                            0.90%          2.01%            N/A
Year Ended 4/30/2001                            0.99%          5.28%            N/A
Year Ended 4/30/2000                            1.02%          4.54%            N/A

Class B Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          1.98%          0.38%            N/A
Period Ended 10/31/2004(c)                      1.95%         (0.44)%           N/A
Year Ended 4/30/2004                            1.84%         (0.69)%           N/A
Year Ended 4/30/2003                            1.62%          0.03%            N/A
Year Ended 4/30/2002                            1.70%          1.21%            N/A
Year Ended 4/30/2001                            2.04%          4.22%            N/A
Year Ended 4/30/2000                            2.00%          3.59%            N/A

Class I Shares
---------------
Six Months Ended 4/29/2005 (Unaudited)          0.51%          1.90%            N/A
Period Ended 10/31/2004(c)                      0.54%          0.98%            N/A
Year Ended 4/30/2004                            0.56%          0.59%            N/A
Year Ended 4/30/2003                            0.53%          1.13%            N/A
Year Ended 4/30/2002                            0.54%          2.37%            N/A
Year Ended 4/30/2001                            0.56%          5.73%            N/A
Year Ended 4/30/2000                            0.57%          4.92%            N/A


(a) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(b) Computed on an annualized basis for periods less than one year.

(c) For the period from May 1, 2004 to October 31, 2004.








Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust's Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust's Forms N-Q by calling 1-800-947-4836. The Trust's Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC's Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement

At its meeting on November 9, 2004, the Board of Trustees, including the Independent Trustees, unanimously voted to reapprove the current investment advisory agreement ("Advisory Agreement") between the Funds and Thrivent Investment Management, Inc. (the "Adviser"). In connection with its reapproval of the Advisory Agreement, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Adviser.

2. The investment performance of the Funds and the Adviser.

3. The costs of the services provided and profits realized by the Adviser.

4. The extent to which economies of scale may be realized as the Funds grow.

5. Whether fee breakpoint levels reflect these economies of scale for the benefit of the Funds' shareholders.

In connection with the Advisory Agreement renewal process, during the meetings of the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Board) on August 24 and November 9, 2004, the Contracts Committee reviewed information it had previously requested from Fund management addressing the factors listed above. This information included a report prepared by Lipper, Inc., which compared the advisory fees, the total operating expenses and the performance of each of the Funds to a peer group of comparable mutual funds; detailed information with respect to each contract for each Fund, prepared by Fund management with respect to the costs of services provided to the Funds, fees charged, including effective advisory fees that take into account breakpoints, and profit realized by the Adviser and its affiliates that provide services to the Funds; information regarding the types of services furnished to the Funds, personnel providing the services, staff additions, systems improvements and the Adviser's plans for further staff additions; and performance information prepared by management.

In addition, the Contracts Committee and the Board received reports on actions being taken to improve performance of certain of the Funds. The Contracts Committee was represented by independent counsel throughout these meetings and during a private session of the Independent Trustees to consider reapproval of the Advisory Agreement. The Contracts Committee also received a memorandum from independent counsel summarizing its responsibilities under the Investment Company Act in reviewing advisory contracts. The Contracts Committee's and the Board's consideration of the factors listed above and information provided to it is discussed below.

Nature, Extent and Quality of Services
---------------------------------------

At each of the quarterly meetings of the Funds during 2004, management presented information describing the services furnished to the Fund by the Adviser under the current Advisory Agreement and separate Administration and Accounting Services Agreements. During these meetings, management reported on the investment management, portfolio trading and compliance functions provided to the Fund under the current Advisory Agreement. The Contracts Committee considered information relating to the investment experience and educational backgrounds of recently hired portfolio managers, research analysts and trading desk personnel.

Additional Information
(unaudited)

The Board received reports at each of its quarterly meetings from the Funds' Chief Investment Officer and the directors of equity and fixed income investing. In addition, the Board noted that it had, over the past year, met with a majority of the Funds' portfolio managers, the head of the research area and the lead trader for equities, which gave the Board an opportunity to evaluate their abilities, experience, and the quality of service they provide to the Funds. The Board also considered the portfolio manager changes made during the first quarter of 2004, which were part of the Adviser's plan to address portfolio performance issues of several Funds in a proactive manner. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser, and the Adviser's oversight of subadvisers of the Fund. The Board considered the importance of the compliance and oversight functions to the successful operation of the Funds and expressed satisfaction with the quality of service provided by the Adviser. The Independent Trustees have also met quarterly with the Funds' Chief Compliance Officer.

Management also reviewed with the Board its commitment to enhance its investment management capabilities. The hiring of a new Chief Investment Officer and recent portfolio manager, research analyst and trading desk personnel changes were highlighted as examples of the Adviser's commitment to the Funds. Additionally, management discussed current searches for additional portfolio managers, research analysts and trading desk personnel. Management also reviewed investments in systems technology to improve trading, portfolio compliance and investment reporting functions. The Board viewed these actions as a significant factor in approving the current advisory agreement as they demonstrated the Adviser's commitment to provide the Funds with quality service and competitive investment performance.

Management reviewed with the Contracts Committee and the Board the administrative and accounting services provided to the Funds under the Advisory, Administration and Accounting Services Agreements. These services include, among others, accounting, financial reporting, legal, compliance, record keeping and internal audit. The Board considered the necessity of these services for the continued successful operation of the Funds, and evaluated the quality of the services. As part of this review, the Board also generally considered the experience and skill levels of personnel providing these services. The Board concluded that the Adviser has provided a consistent, high level of quality service for these essential functions, which also was a significant factor in the Board's approval of the Advisory Agreement.

Investment Performance
-----------------------

The Contracts Committee receives regular monthly reports that show relative investment performances of each Fund for periods ranging from one month to ten years. Frames of reference are each Fund's performance percentile ranking in its respective investment style category, according to both the Lipper and Morningstar data services. This information is critically reviewed with management at each quarterly Board meeting. At the November 2004 Contracts Committee meeting, the Committee reviewed data for the periods ended September 30, 2004. This information showed improved performance over the more recent periods, which coincided with portfolio management changes made by the Adviser over that period. Management also discussed with the Board its initiative to build competitive long-term performance track records, focussing on 3, 5 and 10 year performance. The Board considered the Fund's improving performance and the Adviser's initiative to build competitive performance as important factors in reapproving the Advisory Agreement. The Board concluded that the performance of the individual Funds was either satisfactory compared to other funds in its Lipper style category or that the Adviser had taken appropriate actions to improve long term Fund performance.

Cost of Services and Profitability to Adviser
----------------------------------------------

The Contracts Committee reviewed the Adviser's Statement of Operations for the Nine Months ended September 30, 2004. The Board reviewed the comparative income, expense and profit margins for each Fund and noted the Adviser's commitment to provide additional resources to enhance its investment management capabilities, noting that the pre-tax profit margin for the Adviser reflected expenses incurred by the Adviser as part of its plan to reinvest approximately four to five million dollars of additional money in its advisory operations. The Board also noted the voluntary fee caps and reimbursements provided by the Adviser for several of the Funds. It also reviewed revenues and expenses of the Adviser relating to the accounting and administration services it provides to the Funds under separate agreements.

Additional Information
(unaudited)

The Board also reviewed information prepared by Lipper, comparing each of the Fund's effective advisory fees (which take into account breakpoints) with advisory fees of their peer group funds. The data prepared by Lipper showed that all but one of the Funds have advisory fees below the Lipper peer group median. Additionally, 13 of the 23 Funds have the lowest advisory fees in their peer groups, while all but six of the Funds rank in the lowest priced quartile for their peer groups.

In connection with its review of the profitability of the Advisor's services to the Funds, the Trustees also considered the revenues received from the Funds by the Advisor or its affiliates for administration, accounting, distribution, and transfer agency services. The Trustees also received information on soft dollar arrangements. The Trustees considered the fees for these services and soft dollar arrangements not to be material to their evaluation of the reasonableness of the Funds' advisory fees.

From its review of the Lipper data and expense and profit information provided by the Adviser, the Contracts Committee concluded that the profit earned by the Adviser for investment management, accounting and administrative services was reasonable in light of the fees charged and its commitment to make further investments in its investment management operations. The Contracts Committee also noted that the Lipper data compared the Funds' "effective advisory fees" (i.e., after fee waivers and reimbursements) with the "effective advisory fees" charged by their peers. The Adviser's pre-tax profit from the advisory contracts varied significantly from fund to fund, ranging from a net loss to a significant percentage profit. The Contracts Committee relied primarily on the competitive level of the advisory fee compared to other comparable funds and the level of services provided by the Adviser. The Contracts Committee concluded that the advisory fees charged to the Funds for the investment management services were reasonable, particularly in light of the Lipper comparative data.

Economies of Scale and Breakpoints
----------------------------------

The Contracts Committees also reviewed information provided by the Adviser related to the breakpoints in the Advisory Agreement. The Adviser explained that its general goal with respect to breakpoints is that the effective advisory fee for each Fund should be at or below median effective advisory fee of its Lipper style category. The Adviser noted that it added breakpoints for eight of the Funds effective July 17, 2004, which resulted in an immediate reduction in the advisory fees for four of those Funds. The Contracts Committee noted that, while the Lipper data indicated that the advisory fees for the Funds were priced competitively to their peer group, it requested the Adviser to provide further information at the next meeting of the Funds regarding the extent to which the breakpoint levels of the Funds reflect the economies of scale for the benefit of the Funds' shareholders. Based on further information provided by the Adviser, the Contracts Committee concluded that the contractual and effective advisory fees generally reflected economies of scale for the Funds with breakpoints and that the fee levels of the Funds without breakpoints were competitive with comparable funds.

Based on the factors discussed above, no one of which was controlling, the Contracts Committee recommended continuation of the Advisory Agreement, and the Board, including all of the Independent Trustees, approved continuation of the Advisory Agreement with the Adviser.






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                        Thrivent Mutual Funds

           Supplement to Prospectus Dated February 28, 2005

With respect to Thrivent Limited Maturity Bond Fund

The third sentence under "Principal Strategies" with respect to Thrivent Limited Maturity Bond Fund is deleted and replaced with the following sentence: The average dollar-weighted portfolio maturity for the Fund is expected to be less than three years.

              The date of this Supplement is June 15, 2005.

          Please include this Supplement with your Prospectus.

                        Thrivent Mutual Funds

           Supplement to Prospectus dated February 28, 2005

                              Regarding

                        Thrivent Income Fund

                       Thrivent Core Bond Fund

                      Thrivent Bond Index Fund-I

                 Thrivent Limited Maturity Bond Fund

The "Portfolio Management" section of the prospectus is amended with respect to the following Funds:

Thrivent Income Fund, Thrivent Core Bond Fund, and Thrivent Limited Maturity Bond Fund

Gregory R. Anderson, Michael G. Landreville, and Alan D. Onstad serve as portfolio co-managers of Thrivent Income Fund, Thrivent Core Bond Fund, and Thrivent Limited Maturity Bond Fund.

Mr. Anderson has been a portfolio manager of the Funds since 2005. He has been with Thrivent Investment Mgt. since 1997 and has served as a portfolio manager since 2000.

Mr. Landreville has been a portfolio manager of Thrivent Income Fund since 1998, Thrivent Limited Maturity Bond Fund since 1999, and Thrivent Core Bond Fund since 2002. He has been with Thrivent Investment Mgt. since 1983.

Mr. Onstad has been a portfolio manager of Thrivent Income Fund since 2002, Thrivent Core Bond Fund since 1999, and Thrivent Limited Maturity Bond Fund since 2005. He has been with Thrivent Investment Mgt. since 1995.

Thrivent Bond Index Fund-I

Michael G. Landreville has served as portfolio manager of Thrivent Bond Index Fund-I since 2005. He has been with Thrivent Investment Mgt. since 1983 and has served as a portolio manager since 1999.

             The date of this Supplement is April 7, 2005.

          Please include this Supplement with your Prospectus.



                       Thrivent Mutual Funds

                     Supplement to Prospectus

                      Class A and B Shares

                     Dated February 28, 2005

With respect to Thrivent Technology Fund and Thrivent Partner Small Cap
Value Fund

1. The "Fees And Expenses" section on page 3 of the prospectus with respect to Thrivent Technology Fund is amended to include the following footnote to the table of Annual Fund Operating Expenses:

The investment adviser has voluntarily agreed to temporarily reimburse certain expenses associated with operating the Fund equal in the aggregate to 0.50% of the average daily net assets of the Class A shares of the Fund and 1.00% of the average daily net assets of the Class B shares of the Fund. This temporary reimbursement may be discontinued at any time.

2. The "Fees And Expenses" section on page 5 of the prospectus with respect to Thrivent Partner Small Cap Value Fund is amended to include the following footnote to the table of Annual Fund Operating Expense:

The investment adviser has voluntarily agreed to temporarily reimburse certain expenses associated with operating the Fund equal in the aggregate to 0.50% of the average daily net assets of the Fund. This temporary reimbursement may be discontinued at any time.

             The date of this Supplement is May 2, 2005.

          Please include this Supplement with your Prospectus.



                       Thrivent Mutual Funds

                     Supplement to Prospectus

                    Institutional Class Shares

                      Dated February 28, 2005

With respect to Thrivent Partner Small Cap Value Fund

1. The "Fees And Expenses" section on page 5 of the prospectus with respect to Thrivent Partner Small Cap Value Fund is amended to include the following footnote to the table of Annual Fund Operating Expense:

The investment adviser has voluntarily agreed to temporarily reimburse certain expenses associated with operating the Fund equal in the aggregate to 0.50% of the average daily net assets of the Fund. This temporary reimbursement may be discontinued at any time.

             The date of this Supplement is May 2, 2005.

        Please include this Supplement with your Prospectus.


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625 Fourth Ave. S., Minneapolis, MN 55415-1665


We're Listening to You!
In response to concerns regarding multiple mailings, we send one copy of a Shareholder Report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage cost, thereby saving money. If you wish to receive an additional copy of this report, call us toll free at 800-847-4836.


[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665 www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)


2345SAR R6-05





SEMIANNUAL REPORT

APRIL 29, 2005

THRIVENT U.S. GOVERNMENT ZERO
COUPON TARGET FUND, SERIES 2006

THRIVENT MUTUAL FUNDS



[PHOTO OMITTED: PAMELA J. MORET]

Dear Members:

We are pleased to provide you with the Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 Semiannual Report for the six-month period ended April 29, 2005. In this report, you will find detailed information about the Fund, including a summary prepared by the portfolio manager on his performance and management strategies for the fund and period.

In previous letters, I have emphasized our commitment to operating with integrity, delivering consistent, long-term performance, and providing members with enhanced product offerings. Consistent with these goals is our introduction of seven new investment options within the Thrivent Mutual Funds this June 2005*-which are designed to help you advance your investment strategy through added diversification and refined asset allocation.

Smart, simple investment solutions

We understand the importance of designing products around members' needs, affordability, relevancy and long-term value. It's our pleasure to introduce four new Thrivent Asset Allocation Funds that provide simple investment solutions with the added benefits of time-tested principles, such as allocation, diversification and reallocation-all within in a single fund and catered to individual goals.

Thrivent Asset Allocation Funds include...

Thrivent Aggressive Allocation Fund
Thrivent Moderately Aggressive Allocation Fund
Thrivent Moderate Allocation Fund
Thrivent Moderately Conservative Allocation Fund

Each Fund invests in other Thrivent Mutual Funds and represents a wide variety of asset classes, investment styles and money managers. The Funds undergo quarterly analysis and oversight provided by a group of seasoned investment professionals on the Thrivent Investment Strategy Committee. The Funds' asset class weightings and allocations are evaluated quarterly and adjusted as needed, based on the Committee's market assessment and outlook.

A well-known study titled "Determinants of Portfolio Performance" by Brinson, Hood and Beebower** indicated that a portfolio's performance depends considerably more on asset allocation (that is, how assets are divided) and less on the individual investment selected. Specifically, asset allocation accounted for 93.6% of the studied portfolio's performance versus 2.5% from investment selection and 1.7% from market timing. And the investment industry at large seems to agree that asset allocation is of major importance to investors-in the past four years, the number of asset allocation funds has doubled and assets are up 123%***.

Three Additional Thrivent Mutual Funds

In addition to the asset allocation funds, we are introducing three more mutual funds: Thrivent Partner Small Cap Growth Fund, Thrivent Partner Mid Cap Value Fund and Thrivent Real Estate Securities Fund. These funds provide you and your Thrivent Investment Management representative with additional niche investment offerings and opportunities for greater diversification. The Thrivent Partner Small Cap Growth Fund will be sub-advised by Turner Investment Partners, Inc. and Westcap Investors, LLC, and the Thrivent Partner Mid Cap Value Fund will be sub-advised by Goldman Sachs Asset Management, L.P. The Thrivent Real Estate Securities Fund will be internally advised by Thrivent Investment Management.

Learn More, Revisit Your Strategy

Ask your Thrivent Investment Management representative about the seven new Thrivent Mutual Funds and an updated review of your investment strategy. As always, thank you for continuing to turn to us for your financial solutions. We very much value your business.

Yours sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President and Trustee
Thrivent Mutual Funds

* Please consider the investment objectives, risks and changes and expenses of each of the seven new Thrivent Mutual Funds carefully before investing in any of the Funds. This and other information regarding the seven new Thrivent Mutual Funds can be found in the Fund Prospectus, which investors should read carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.Com.

** Study by Gary P. Brinson, L. Randolph Hood and Gilbert L. Beebower, "Determinants of Portfolio Performance," Financial Analysts Journal, January/February 1995. The study analyzed data from 91 large corporate pension plans with assets of at least $100 million over a 10-year period beginning in 1974 and concluded that asset allocation policy explained an average 93.6% of the variation in total plan return.

*** Strategic Insight and Lipper Analytical Services.



THRIVENT U.S. GOVERNMENT ZERO COUPON
TARGET FUND, SERIES 2006

Alan D. Onstad, Portfolio Manager

For the six-month period ended April 29, 2005, the Thrivent U.S. Government Zero Coupon Target Fund, Series 2006, produced a -0.71% return as interest rates rose by approximately 110 basis points on two-year U.S. Treasuries. This move in interest rates was in line with the Fed's increase in the fed funds rate of 125 basis points from October 2004 through the most recent increase on May 3, 2005. A zero coupon security will typically perform better when rates are falling and will perform worse than coupon-paying securities when interest rates are rising.

[PHOTO OMITTED: ALAN D. ONSTAD]

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

$10,000 INVESTMENT
INCLUDING 4.75% SALES CHARGE*

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006
Initial Investment:       $10,000
Date of Investment:       04/30/95
                                                                Order Lines
                                                                  Hi to Low
Chart Legend: Thrivent U.S. Government Zero Coupon Target Fund,
              Series 2006                                           $19,922
              Lehman Brothers Aggregate Bond Index**                $18,986
              Consumer Price Index***                               $12,822

                  The Thrivent
               U.S. Government           Lehman
                   Zero Coupon        Aggregate         Consumer
                   Target Fund,            Bond            Price
        Date       Series 2006            Index**          Index***
----------------------------------------------------------------
       4/30/95           9,525           10,000           10,000
       5/31/95          10,435           10,387           10,020
       6/30/95          10,573           10,463           10,039
       7/31/95          10,344           10,440           10,039
       8/31/95          10,583           10,566           10,066
       9/30/95          10,792           10,669           10,086
      10/31/95          11,107           10,807           10,119
      11/30/95          11,447           10,969           10,112
      12/31/95          11,935           11,123           10,105
       1/31/96          11,927           11,197           10,165
       2/28/96          11,273           11,002           10,197
       3/31/96          11,042           10,926           10,250
       4/30/96          10,806           10,864           10,290
       5/31/96          10,701           10,842           10,309
       6/30/96          10,945           10,988           10,316
       7/31/96          10,930           11,018           10,336
       8/31/96          10,783           11,000           10,355
       9/30/96          11,105           11,191           10,388
      10/31/96          11,584           11,439           10,421
      11/30/96          11,985           11,635           10,441
      12/31/96          11,672           11,527           10,441
       1/31/97          11,600           11,562           10,474
       2/28/97          11,572           11,591           10,507
       3/31/97          11,276           11,462           10,533
       4/30/97          11,559           11,634           10,546
       5/31/97          11,670           11,744           10,540
       6/30/97          11,855           11,884           10,553
       7/31/97          12,519           12,204           10,566
       8/31/97          12,170           12,100           10,586
       9/30/97          12,486           12,278           10,612
      10/31/97          12,855           12,456           10,639
      11/30/97          12,913           12,514           10,632
      12/31/97          13,115           12,640           10,619
       1/31/98          13,413           12,802           10,639
       2/28/98          13,318           12,792           10,658
       3/31/98          13,320           12,836           10,678
       4/30/98          13,347           12,903           10,698
       5/31/98          13,594           13,026           10,718
       6/30/98          13,783           13,136           10,731
       7/31/98          13,760           13,164           10,744
       8/31/98          14,361           13,378           10,757
       9/30/98          15,109           13,691           10,770
      10/31/98          15,086           13,619           10,797
      11/30/98          14,923           13,696           10,797
      12/31/98          15,031           13,737           10,790
       1/31/99          15,029           13,836           10,816
       2/28/99          14,386           13,594           10,829
       3/31/99          14,396           13,669           10,862
       4/30/99          14,438           13,713           10,941
       5/31/99          14,048           13,593           10,941
       6/30/99          13,905           13,549           10,941
       7/31/99          13,770           13,492           10,974
       8/31/99          13,702           13,485           11,001
       9/30/99          13,798           13,641           11,053
      10/31/99          13,746           13,692           11,073
      11/30/99          13,665           13,691           11,080
      12/31/99          13,484           13,625           11,080
       1/31/00          13,393           13,580           11,106
       2/28/00          13,495           13,744           11,172
       3/31/00          13,845           13,925           11,264
       4/30/00          13,809           13,886           11,271
       5/31/00          13,863           13,879           11,277
       6/30/00          14,276           14,168           11,343
       7/31/00          14,326           14,297           11,363
       8/31/00          14,576           14,504           11,376
       9/30/00          14,746           14,595           11,435
      10/31/00          14,813           14,692           11,455
      11/30/00          15,217           14,932           11,462
      12/31/00          15,613           15,209           11,455
       1/31/01          15,797           15,458           11,527
       2/28/01          16,021           15,592           11,573
       3/31/01          16,199           15,670           11,600
       4/30/01          15,951           15,605           11,646
       5/31/01          15,886           15,700           11,699
       6/30/01          15,952           15,759           11,718
       7/31/01          16,405           16,111           11,685
       8/31/01          16,579           16,296           11,685
       9/30/01          17,067           16,486           11,738
      10/31/01          17,381           16,831           11,699
      11/30/01          17,016           16,599           11,679
      12/31/01          16,801           16,493           11,633
       1/31/02          16,842           16,627           11,659
       2/28/02          17,054           16,788           11,705
       3/31/02          16,617           16,509           11,771
       4/30/02          16,998           16,829           11,837
       5/31/02          17,193           16,972           11,837
       6/30/02          17,467           17,119           11,843
       7/31/02          17,970           17,325           11,857
       8/30/02          18,238           17,617           11,896
       9/30/02          18,754           17,903           11,916
      10/31/02          18,637           17,821           11,946
      11/29/02          18,330           17,816           11,946
      12/31/02          18,786           18,184           11,919
       1/31/03          18,642           18,200           11,972
       2/28/03          18,897           18,451           12,064
       3/31/03          18,867           18,437           12,137
       4/30/03          18,935           18,590           12,110
       5/30/03          19,298           18,935           12,090
       6/30/03          19,273           18,898           12,104
       7/31/03          18,813           18,262           12,117
       8/29/03          18,781           18,384           12,163
       9/30/03          19,179           18,870           12,202
      10/31/03          18,962           18,694           12,189
      11/28/03          18,930           18,739           12,156
      12/31/03          19,062           18,930           12,143
       1/30/04          19,104           19,082           12,202
       2/27/04          19,242           19,289           12,268
       3/31/04          19,317           19,433           12,347
       4/30/04          18,973           18,928           12,387
       5/28/04          18,888           18,852           12,459
       6/30/04          18,869           18,959           12,499
       7/30/04          18,931           19,147           12,479
       8/31/04          19,094           19,512           12,486
       9/30/04          19,061           19,565           12,512
      10/29/04          19,120           19,729           12,578
      11/30/04          18,979           19,571           12,585
      12/31/04          19,000           19,751           12,539
       1/31/05          18,968           19,875           12,565
       2/28/05          18,907           19,758           12,637
       3/31/05          18,890           19,656           12,736
       4/29/05         $18,986          $19,922          $12,822

The Fund seeks high, relatively predictable investment returns from U.S. government securities over selected periods of time, assuming investors reinvest the dividends and capital gains distributed by the Fund.


[GRAPHIC OMITTED: PORTFOLIO COMPOSITION]

Portfolio Composition
(% of Portfolio)

Long Term Obligations 100%

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended April 29, 2005   1-Year   5-Year   10-Year
Without sales charge                   0.30%    6.60%     7.20%
With sales charge 1                   -4.50%    5.58%     6.67%

1 Performance has been restated to reflect the maximum sales charges of 4.75%.

* Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month end.

    Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

    Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

** An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities. It is not possible to invest directly in the Index.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.


This page has been intentionally left blank.


Shareholder Expense Example
(Unaudited)

As a shareholder of the Fund, you incur the following types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distributions [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 29, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                   Beginning       Ending      Expenses
                    Account       Account    Paid During    Annualized
                     Value         Value       Period *       Expense
                   11/1/2004     4/29/2005    11/1/2004 -      Ratio
                                              4/29/2005
Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

Actual              $ 1,000         $ 993       $ 4.91         1.00%
Hypothetical **     $ 1,000       $ 1,020       $ 4.98         1.00%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 180 /365 to reflect the one-half year period.

** Assuming 5% total return before expenses.



SCHEDULE OF INVESTMENTS
AS OF APRIL 29, 2005 (UNAUDITED)


Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (a)

   Principal                                                              Yield to         Maturity                Market
      Amount   Long-Term Obligations (100.0%)                             Maturity            Date                  Value
-------------------------------------------------------------------------------------------------------------------------
               U.S. Zero Coupon (100.0%)
  $1,483,000   U.S. Government Zero Coupon Bonds                           3.48%           11/15/2006          $1,405,178
-------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (100.0%)
                (amortized cost basis $1,312,154)                                                              $1,405,178

(a) The categories of investments are shown as a percentage of total investments.



The accompanying notes to the financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 29, 2005 (UNAUDITED)


Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

--------------------------------------------------------------------
Assets
Investments at cost                                       $1,312,154
Investments at value                                       1,405,178
Cash                                                          12,811
Receivable from Affiliate                                      3,804
--------------------------------------------------------------------
Total Assets                                               1,421,793
====================================================================

Liabilities
Distributions payable                                         29,295
Accrued expenses                                               6,250
--------------------------------------------------------------------
Total Liabilities                                             35,545
====================================================================

Net Assets
Capital Stock (beneficial interest)                        1,288,374
Accumulated undistributed net investment income                  849
Accumulated undistributed net realized gain on investments     4,001
Net unrealized appreciation on investments                    93,024
--------------------------------------------------------------------
Total Net Assets                                          $1,386,248
====================================================================

Net Assets                                                $1,386,248
Shares of beneficial interest outstanding                    126,797
Net asset value per share                                     $10.93
Maximum public offering price                                 $11.48

The accompanying notes to the financial statements are an integral part of this statement.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 29, 2005 (UNAUDITED)

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

--------------------------------------------------------------------
Investment Income
Taxable interest                                             $51,921
--------------------------------------------------------------------
Total Investment Income                                       51,921
====================================================================

Expenses
Accounting and pricing fees                                      495
Audit and legal fees                                           7,643
Custody fees                                                     601
Printing and postage expense                                   3,923
SEC and state registration expense                               975
Transfer agent fees                                            1,510
Trustees' fees and insurance expenses                          2,525
Other expenses                                                 1,108
--------------------------------------------------------------------
Total Expenses Before Reimbursement                           18,780
====================================================================

Less:
Reimbursement from adviser                                   (11,869)
Fees paid indirectly                                             (44)
--------------------------------------------------------------------
Total Net Expenses                                             6,867
====================================================================

Net Investment Income                                         45,054
====================================================================

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains on investments                              4,002
Change in net unrealized appreciation/(depreciation) on
investments                                                  (58,304)
--------------------------------------------------------------------
Net Realized and Unrealized Gains/(Losses) on Investments    (54,302)
====================================================================

Net Decrease in Net Assets Resulting From Operations         $(9,248)
====================================================================

The accompanying notes to the financial statements are an integral part of this statement.



STATEMENT OF CHANGES IN NET ASSETS

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006

                                                    For the Six      For the Period      For the Year
                                                   Months Ended               Ended             Ended
                                                      4/29/2005          10/31/2004         4/30/2004
                                                     (unaudited)
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $45,054             $45,057           $89,174
Net realized gains on investments                         4,002               9,369            12,814
Change in net unrealized appreciation/
(depreciation) on investments                           (58,304)            (41,329)          (93,722)
-----------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting
From Operations                                          (9,248)             13,097             8,266
=====================================================================================================

Distributions to Shareholders
From net investment income                              (45,490)            (44,577)          (89,174)
From net realized gains                                  (9,370)             (6,632)          (28,831)
-----------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                     (54,860)            (51,209)         (118,005)
=====================================================================================================

Capital Stock Transactions
Income dividends reinvested                              86,496                  --            87,476
Capital gains distributions reinvested                    9,357               6,578            28,587
Redemption of trust shares                              (33,780)            (86,563)          (79,054)
-----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Stock                 62,073             (79,985)           37,009
=====================================================================================================

Net Increase/(Decrease) in Net Assets                    (2,035)           (118,097)          (72,730)
=====================================================================================================

Net Assets Beginning of Period                        1,388,283           1,506,380         1,579,110
=====================================================================================================

Net Assets End of Period                             $1,386,248          $1,388,283        $1,506,380
=====================================================================================================

The accompanying notes to the financial statements are an integral part of this statement.




NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 29, 2005 (UNAUDITED)

Thrivent U.S. Government Zero Coupon Target Fund, Series 2006


A. Organization

The Thrivent Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987.

On November 14, 1990, The Thrivent U.S. Government Zero Coupon Target Fund, Series 2006 (the "Fund"), commenced operations. Effective June 1, 1993, the Board of Trustees of The Thrivent Mutual Funds closed the Fund to new shareholders and discontinued the sale of additional shares to existing shareholders.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust's maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

B.  Significant Accounting Policies

Valuation -- Securities traded on national securities exchanges are valued at the last reported sales prices. All other securities are valued at official closing price if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Adviser under supervision of the Board of Trustees.

Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly anticipates paying no Federal income taxes and no Federal income tax provision was required.

Fees Paid Indirectly -- The Fund has a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distributions to Shareholders -- Net investment income is distributed to each shareholder as a dividend. Dividends from the Fund are declared daily and distributed annually. Net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Bond discount is amortized over the life of the respective bonds on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Generally accepted accounting principles require permanent financial reporting and tax differences be reclassified to trust capital. No reclassifications were necessary at October 31, 2004.

C. Investment Advisory Management Fees and Transactions with Related
Parties

The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (the "Adviser") under which the Fund pays a fee for investment advisory services. The annual rate of fees under the Investment Advisory Agreement are calculated at 0.50 of 1% of the average daily net assets of the Fund. Payments under the Investment Advisory Agreement were discontinued effective July 1, 1993.

Each Trustee who is not affiliated with Thrivent Financial for Lutherans or the Adviser receives an annual fee from the Fund for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Each participant's deferred compensation account will increase or decrease as if it were invested in shares of the Funds of their choice.

Trustees not participating in the above plan received $170 in fees for the six months ended April 29, 2005 from the Fund. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed certain reasonable expenses incurred in relation to attendance at the meetings.

The Fund is charged for those expenses that are directly attributable to it, such as advisory, custodian and certain shareholder service fees, while other expenses that cannot be directly attributable to the Fund are allocated Thrivent Mutual Funds in proportion to the net assets, number of shareholder accounts, or other reasonable basis of the respective Fund.

The Adviser has voluntarily reimbursed the Fund for all expenses in excess of 1% of average daily net assets since inception.

Thrivent Financial for Lutherans is the ultimate parent company for Thrivent Investment Management Inc.

D. Security Transactions

During the six months ended April 29, 2005, there were no purchases and $56,568 in sales. All sales were in U.S. Government obligations.

E. Federal Income Tax Information

The cost basis of the investments is the same for financial reporting purposes and Federal income tax purposes. The gross unrealized appreciation on investments at April 29, 2005 was $93,024.

F. Trust Transactions

Transactions in trust shares for the six months ended April 29, 2005, the period ended October 31, 2004 and the year ended April 30, 2004 were as follows:

                               4/29/2005     10/31/2004     4/30/2004
                              ----------     ----------     ---------
Income dividends reinvested        7,744             --         7,278
Capital gains reinvested             837            571         2,380
Shares redeemed                   (3,077)        (7,489)       (6,428)
                              ----------     ----------     ---------
Net Change in Trust Shares         5,504         (6,918)        3,230
                              ==========     ==========     =========



FINANCIAL HIGHLIGHTS


                                               For a share outstanding throughout each period (a)
                                -----------------------------------------------------------------------------------
                                                           Income from Investment Operations
                                                     --------------------------------------------------------------
                                                                     Net Realized and
                               Net Asset Value,      Net             Unrealized           Total
                               Beginning of          Investment      Gain/(Loss) on       Investment
                               Period                Income          Investments(b)       Operations
-------------------------------------------------------------------------------------------------------------------
Class A Shares
Six Months Ended
4/29/2005 (unaudited)          $11.45                $0.36           $(0.44)              $(0.08)
Period Ended
10/31/2004                      11.75                 0.36            (0.25)                0.11
Year Ended 4/30/2004            12.63                 0.71            (0.64)                0.07
Year Ended 4/30/2003            12.17                 0.73             0.63                 1.36
Year Ended 4/30/2002            12.22                 0.71             0.07                 0.78
Year Ended 4/30/2001            11.27                 0.72             1.00                 1.72
Year Ended 4/30/2000            12.39                 0.72            (1.02)               (0.30)


                                               For a share outstanding throughout each period (a)
                                -----------------------------------------------------------------------------------
                                                             Less Distributions from
                                -----------------------------------------------------------------------------------
                                Net                    Net Realized                         Net Asset
                                Investment             Gain on         Total                Value, End
                                Income                 Investments     Distributions        of Period
-------------------------------------------------------------------------------------------------------------------
Class A Shares
Six Months Ended
4/29/2005
(unaudited)                    $(0.36)                $(0.08)         $(0.44)               $10.93
Period Ended
10/31/2004                      (0.36)                 (0.05)          (0.41)                11.45
Year Ended 4/30/2004            (0.71)                 (0.24)          (0.95)                11.75
Year Ended 4/30/2003            (0.73)                 (0.17)          (0.90)                12.63
Year Ended 4/30/2002            (0.71)                 (0.12)          (0.83)                12.17
Year Ended 4/30/2001            (0.72)                 (0.05)          (0.77)                12.22
Year Ended 4/30/2000            (0.72)                 (0.10)          (0.82)                11.27



                                                            Ratios / Supplemental Data
                                -----------------------------------------------------------------------------------
                                                Ratios to Average Net Assets(d)
                                -----------------------------------------------------------------------------------
                                                      Net Assets End                  Net
                                Total                 of Period                       Investment
                                Return(c)             (in thousands)     Expenses     Income/(Loss)
-------------------------------------------------------------------------------------------------------------------
Class A Shares
Six Months Ended
4/29/2005
(unaudited)                   (0.71)%                 $1,386             1.00%         6.51%
Period Ended
10/31/2004                     0.97%                   1,388             1.00%         6.25%
Year Ended 4/30/2004           0.65%                   1,506             1.00%         5.82%
Year Ended 4/30/2003          11.28%                   1,579             0.91%         5.73%
Year Ended 4/30/2002           6.53%                   1,565             1.00%         5.80%
Year Ended 4/30/2001          15.28%                   1,612             0.99%         6.02%
Year Ended 4/30/2000          (2.29)%                  1,467             0.98%         6.21%



                                                            Ratios / Supplemental Data
                                -----------------------------------------------------------------------------------
                                                       Ratios to Average Net Assets
                                                       Before Expenses Waived,
                                                       Credited or Paid Indirectly(d)
                                -----------------------------------------------------------------------------------
                                                                         Net               Portfolio
                                                                         Investment        Turnover
                                                       Expenses          Income/(Loss)     Rate
-------------------------------------------------------------------------------------------------------------------
Class A Shares
Six Months Ended
4/29/2005
(unaudited)                                            2.72%             4.79%             0.00%
Period Ended
10/31/2004                                             2.02%             5.23%             0.00%
Year Ended 4/30/2004                                   1.78%             5.04%             0.00%
Year Ended 4/30/2003                                   1.55%             5.09%             0.00%
Year Ended 4/30/2002                                   1.27%             5.53%             0.00%
Year Ended 4/30/2001                                   1.07%             5.95%             0.00%
Year Ended 4/30/2000                                   0.98%             6.21%             0.00%


(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

(d) Computed on an annualized basis for periods less then one year.


The accompanying notes to the financial statements are an integral part of this schedule.


ADDITIONAL INFORMATION
(unaudited)


PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust's Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-947-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust's Forms N-Q by calling 1-800-947-4836. The Trust's Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC's Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On November 9, 2004, the Board of Trustees of the Fund (the "Board"), including the Trustees who are not "interested persons" of Thrivent Financial or the Fund ("Independent Trustees"), unanimously voted to approve the current investment advisory agreement ("Advisory Agreement") between the Fund and Thrivent Investment Mgt. (the "Adviser"). In connection with its consideration of the current Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Adviser and the investment performance of the Fund and the Adviser. The Board reviewed the current staff of the Adviser and their qualifications and found the nature, extent and quality of the services provided by the Adviser to be satisfactory. In light of the limited purpose of the Fund and the fixed nature of the portfolio, the Board found the performance of the Fund and the Adviser to be satisfactory. In connection with its consideration of the current Advisory Agreement, the Board also reviewed the reasonableness of the advisory fee, the extent of the profits derived by the Adviser and the total operating expenses of the Fund. The Board determined that these factors were reasonable because the advisory fee has been and continues to be waived so that no management fees or distribution fees are born by the Trust. Because the advisory fee for this Fund has been waived in its entirety, the Board did not consider the Adviser's profitability or the economies of scale that might be realized from a growth in Fund assets. After reviewing all of these factors, the Board unanimously approved the continuation of the current Advisory Agreement.


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We're Listening to You!

In response to shareholder concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for the Fund to each household. This consolidation helps reduce printing and postage costs, thereby saving shareholders' money. If you wish to receive an additional copy of this report, call us toll free at (800) 847-4836.

This report is submitted for the information of shareholders of Thrivent Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.



[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com  e-mail: mail@thrivent.com  800-THRIVENT (800-847-4836)


23461SAR N6-05



Item 2. Code of Ethics
-------------------------------------------------------------------------
Not applicable to semiannual report

Item 3. Audit Committee Financial Expert
-------------------------------------------------------------------------
Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services
-------------------------------------------------------------------------
Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants
-------------------------------------------------------------------------
Not applicable.

Item 6. Schedule of Investments
-------------------------------------------------------------------------
Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
-------------------------------------------------------------------------
Management Investment Companies
-------------------------------
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
-------------------------------------------------------------------------
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment
-------------------------------------------------------------------------
Company and Affiliated Purchasers.
----------------------------------
Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders
-------------------------------------------------------------------------
There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 11. Controls and Procedures
-------------------------------------------------------------------------
(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There has been no change in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 12. Exhibits
-------------------------------------------------------------------------
(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.



SIGNATURES
-------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 22, 2005                        THRIVENT MUTUAL FUNDS

                                       By: /s/ Pamela J. Moret
                                           -------------------
                                           Pamela J. Moret
                                           President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 22, 2005                    By: /s/ Pamela J. Moret
                                           -------------------
                                           Pamela J. Moret
                                           President


Date: June 22, 2005                    By: /s/ Randall L. Boushek
                                           ----------------------
                                           Randall L. Boushek
                                           Treasurer